UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-08629
HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: December 31st
Date of reporting period: January 1, 2009 — June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Series Fund, Inc. Hartford HLS Series Fund II, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	1
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of June 30, 2009 (Unaudited):
Hartford Advisers HLS Fund	61
Hartford Capital Appreciation HLS Fund	67
Hartford Disciplined Equity HLS Fund	73
Hartford Dividend and Growth HLS Fund	76
Hartford Equity Income HLS Fund	79
Hartford Fundamental Growth HLS Fund	81
Hartford Global Advisers HLS Fund	83
Hartford Global Equity HLS Fund	90
Hartford Global Growth HLS Fund	98
Hartford Global Health HLS Fund	101
Hartford Growth HLS Fund	103
Hartford Growth Opportunities HLS Fund	105
Hartford High Yield HLS Fund	108
Hartford Index HLS Fund	114
Hartford International Growth HLS Fund	120
Hartford International Opportunities HLS Fund	124
Hartford International Small Company HLS Fund	127
Hartford LargeCap Growth HLS Fund	131
Hartford MidCap HLS Fund	134
Hartford MidCap Growth HLS Fund	137
Hartford MidCap Value HLS Fund	140
Hartford Money Market HLS Fund	143
Hartford Small Company HLS Fund	146
Hartford SmallCap Growth HLS Fund	151
Hartford SmallCap Value HLS Fund	156
Hartford Stock HLS Fund	163
Hartford Total Return Bond HLS Fund	166
Hartford U.S. Government Securities HLS Fund	177
Hartford Value HLS Fund	181
Hartford Value Opportunities HLS Fund	183
Statements of Assets and Liabilities as of June 30, 2009 (Unaudited)	186
Statements of Operations for the Six-Month Period Ended June 30, 2009 (Unaudited)	192
Statements of Changes in Net Assets for the Six-Month Period Ended June 30, 2009 (Unaudited) and for the Year Ended December 31, 2008	198
Notes to Financial Statements (Unaudited)	208
Financial Highlights (Unaudited)	237
Directors and Officers (Unaudited)	247
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	249
Quarterly Portfolio Holdings Information (Unaudited)	249
Expense Example (Unaudited)	250
Approval of Amended and Restated Investment Sub-Advisory Agreement (Unaudited)	252

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital Government/Credit Bond Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks maximum long-term total return.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Advisers IA	-17.20%	-0.55%	-0.16%

Advisers IB	-17.41%	-0.80%	-0.39%

Barclays Capital Government/ Credit Bond Index	5.26%	4.80%	5.95%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Advisers Fund returned 9.60%, for the six-month period ended June 30, 2009, versus the returns of 3.16% for the S&P 500 Index, 0.55% for the Barclays Capital Government/Credit Bond Index and 5.94% for the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead year-to-date at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Federal government stimulus continued with the passing of the $787 billion stimulus package, release of the remaining Troubled Asset Relief Program (TARP) funds, launch and expansion of the Term Asset-Backed Securities Loan Facility (TALF), and introduction of the Public-Private Investment Program (PPIP). Financial institutions regained access to unsecured credit and equity markets and raised capital following positive earnings surprises in the banking sector and better-than-anticipated stress test results. The improvement in risk appetite, combined with growing concerns over the supply

1

of debt necessary to finance the myriad of government programs, drove Treasury yields higher during the period.
Equity markets as measured by the S&P 500 Index returned 3.2% during the period, although returns to sectors within the index varied widely. Information Technology (+25%), Materials (+14%) and Consumer Discretionary (+9%) posted the largest gains. Industrials (-6%), Telecommunication Services (-4%), and Financials (-3%) experienced the largest losses. The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned +0.6% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both outperformed their respective benchmarks. Asset allocation did not meaningfully impact the Fund’s performance during the period, although the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark.
Equity outperformance versus its benchmark was driven by security selection, which was strongest in Energy, Financials, Health Care, and Information Technology. Sector positioning, which is a result of bottom-up security selection, also contributed to relative performance due to overweight exposures to Information Technology and Consumer Discretionary, and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Health Care, Utilities, and Telecommunication Services.
Top contributors to relative performance of the equity portion of the Fund during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Schering-Plough’s share price jumped after the company received a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. Petrol Brasileiros also benefited from the overall improvement in the global economy which led to capital flows back into emerging market companies. The Fund’s holding in Apple (Information Technology) also contributed positively to the equity portion of the Fund’s returns on an absolute (i.e. total return) basis.
Stocks that detracted the most from relative returns during the period were Delta Air Lines (Industrials), Wells Fargo (Financials), and Shionogi (Health Care). Delta Airlines’ shares fell during the period on news of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. Shares of U.S. bank Wells Fargo fell early in the period amid concerns over their acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that they might have to raise additional equity. Japan-based pharmaceutical company Shionogi’s third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower their full year earnings outlook, driving its stock price downward. Not owning IBM (Information Technology), whose shares outperformed as it reported better-than-expected earnings, negatively impacted relative performance. General Electric (Industrials) also detracted from absolute returns.
The fixed income portion of the Fund outperformed its benchmark for the six month period ended June 30, 2009. The Fund’s allocations to agency mortgage-backed securities (MBS), non-agency MBS, and consumer asset-backed securities (ABS), an overweight to the corporate bond sector, and security selection within the corporate bond sector were all additive to relative results. Modestly detracting from performance was the Fund’s allocation to commercial mortgage-backed securities (CMBS). In February and March we exited the Fund’s last remaining CMBS positions. During the six-month period, the initiation and expansion of the Fed’s purchase program for agency MBS led to material spread tightening (i.e. short and long term interest rates moving closer together) and the outperformance of this sector. Improved liquidity and the expansion of TALF/PPIP to include non-agency MBS that were AAA-rated at origination resulted in the outperformance of these assets as well. Consumer ABS, including credit card and auto deals, outperformed as banks took actions to support their credit card trusts and TALF-related demand grew. The Fund’s allocations to these sectors were positive contributors to performance. An overweight to corporate bonds was also additive. In addition the Fund was positioned with an overweight to corporate debt issued by financial institutions, including banks, insurance companies, and REITS. Better-than-expected earnings and stress test results for the banks, the extension of TARP capital to insurance companies, and successful capital raises for financial institutions all led to the outperformance of financial issuers.
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits.

2

In the midst of this uncertainty, we continue to focus our efforts in the equity portion of the Fund on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Energy, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Telecommunication Services, and Materials.
From a fixed income perspective, we believe that signs of a turn in the economy are emerging and that the risks of a severe and prolonged global recession have diminished. Government intervention continues to reduce systemic risk; however, a sluggish housing market and weak employment will remain headwinds. We believe the Fed will maintain its low rate policy and have positioned the Fund with a neutral duration (i.e. a measure of interest-rate sensitivity) posture. Treasury valuations continue to be unattractive and the Fund is positioned with an underweight to the government sector. In the corporate bond market, we believe that default levels implied by pricing are too high and that valuations are attractive. In addition, technical demand trends are also positive. The Fund is positioned with an overweight to the corporate bond sector. Government initiatives continue to focus on the mortgage sector and we maintain a favorable outlook and modest allocation to agency MBS. Lastly, we believe that consumer ABS will be supported by TALF-related demand. The Fund’s exposure consists primarily of senior classes of consumer ABS including credit card and auto deals.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2009, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.3%

Banks	2.4

Capital Goods	5.2

Consumer Cyclical	0.5

Consumer Staples	0.6

Diversified Financials	8.1

Energy	9.9

Finance	9.8

Food & Staples Retailing	2.0

Food, Beverage & Tobacco	3.9

General Obligations	0.3

Health Care	0.5

Health Care Equipment & Services	2.1

Household & Personal Products	0.6

Insurance	0.7

Materials	0.9

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	6.1

Real Estate	0.0

Retailing	4.2

Semiconductors & Semiconductor Equipment	2.2

Services	0.3

Software & Services	4.5

Technology	1.2

Technology Hardware & Equipment	7.0

Telecommunication Services	0.8

Transportation	2.5

U.S. Government Agencies	2.4

U.S. Government Securities	11.2

Utilities	3.0

Short-Term Investments	4.1

Other Assets and Liabilities	0.2

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	1.0%

Common Stocks	66.7

Corporate Bonds: Investment Grade	13.9

Corporate Bonds: Non-Investment Grade	0.1

Municipal Bonds	0.4

U.S. Government Agencies	2.4

U.S. Government Securities	11.2

Warrants	0.0

Short-Term Investments	4.1

Other Assets and Liabilities	0.2

Total	100.0%

3

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Capital Appreciation IA	-30.94%	1.80%	5.26%

Capital Appreciation IB	-31.12%	1.55%	5.02%

Russell 3000 Index	-26.56%	-1.84%	-1.46%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffrey L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 15.49% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 3000 Index, which returned 4.19% for the same period. The Fund also outperformed the 6.83% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose slightly during the period, but this overall performance masks two significantly different market environments. From the beginning of November through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through June, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Equity markets as measured by the Russell 3000 Index returned 4.2% during the period, although returns to sectors within the index varied widely. Information Technology (+25%), Materials (+15%), and Consumer Discretionary (+13%) posted the largest gains. Financials (-6%), Industrials (-5%), and Telecommunication Services (-2%) experienced the largest losses.
The Fund outperformed its benchmark primarily due to stock selection. Selection was strongest in Energy, Financials, Consumer Discretionary, and Health Care, and weakest in Industrials, Telecommunication Services, and Utilities. Allocation among sectors, a result of the bottom-up stock selection process, also aided relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples.

4

Ford (Consumer Discretionary), Goldman Sachs (Financials), and Schering-Plough (Health Care) were among the top contributors to relative and absolute (i.e. total return) returns. Shares of automobile and truck manufacturer Ford rose as the firm reported sequential sales improvements and as the GM bankruptcy filing was viewed as a positive for the company. Shares in U.S. bank holding company and investment bank Goldman Sachs rose due in part to high levels of new stock offerings for underwriters. Shares of Schering-Plough, a global health care company with pharmaceutical, animal health, and consumer products, jumped after it announced a definitive merger agreement with Merck.
The largest detractors from relative returns were ACE (Financials), Apple (Information Technology), Citigroup (Financials), and Delta Airlines (Industrials). Shares of worldwide property and casualty insurance and reinsurance provider ACE fell on concerns about the impact of various government programs on the firm and falling book value. Being underweight consumer electronics company Apple also detracted from benchmark-relative returns. Apple’s share price rose due to expectations of higher earnings estimates from the new iPhone launch and a lower price point on the existing iPhone. Shares of global financial services firm Citigroup fell as fears mounted that the company would require additional capital from the government. Shares in Delta Airlines fell amid a weak economic environment and lower passenger traffic and revenues. Industrial and financial conglomerate General Electric was also a top detractor from absolute results.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have resulted in overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the Health Care, Consumer Discretionary, and Financials sectors and underweight exposures to Consumer Staples, Utilities, and Telecommunication Services relative to the Russell 3000 Index. The Fund’s largest absolute positions were in the Health Care, Information Technology, and Financials sectors.
As of June 30, 2009, Saul Pannell managed approximately 56% of the Fund’s net assets.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	2.9%

Banks	4.0

Capital Goods	7.0

Commercial & Professional Services	0.2

Consumer Durables & Apparel	1.1

Consumer Services	1.2

Diversified Financials	7.5

Energy	12.3

Finance	0.5

Food & Staples Retailing	0.5

Food, Beverage & Tobacco	2.0

Health Care Equipment & Services	6.7

Household & Personal Products	0.5

Insurance	3.8

Materials	5.1

Media	2.7

Other Investment Pools and Funds	0.5

Pharmaceuticals, Biotechnology & Life Sciences	12.6

Real Estate	0.7

Retailing	3.9

Semiconductors & Semiconductor Equipment	1.6

Software & Services	6.8

Technology	0.0

Technology Hardware & Equipment	9.6

Telecommunication Services	1.9

Transportation	1.9

Utilities	0.8

Short-Term Investments	1.8

Other Assets and Liabilities	(0.1)

Total	100.0%

5

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Disciplined Equity IA	-25.06%	-1.96%	-1.66%

Disciplined Equity IB	-25.25%	-2.20%	-1.89%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

James A. Rullo, CFA	Mammen Chally, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 4.81% for the six-month period ended June 30, 2009, outperforming its benchmark, the S&P 500, which returned 3.16% for the same period. The Fund underperformed the 5.23% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence. Within the S&P 500 Index, the Information Technology (+24.9%), Materials (+13.5%), and Consumer Discretionary (+8.7%) sectors posted the largest gains. Industrials (-6.0%), Telecommunication Services
(-3.9%), and Financials (-3.3%) experienced the largest losses.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) outperformance was due largely to stock selection, particularly in the Energy, Financials, and Industrials sectors. This more than offset weaker stock selection in the Information Technology sector. Sector allocation, a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also proved beneficial. The Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology, and underweights (i.e. the Fund’s sector position was less than the benchmark position) to Industrials and Energy, although overweights to Health Care and Utilities detracted from relative results.
Top contributors to relative performance during the period were Wells Fargo (Financials), and Exxon Mobil (Energy). Wells Fargo rose during the second quarter of 2009 as a capital raise helped to secure the company’s financial position and allowed investors to focus on the company’s future earnings power. We added to our position on weakness in the first quarter and

6

trimmed into strength during the second quarter. Shares of Exxon Mobil, the world’s largest publicly traded oil company, underperformed the broader Energy sector as the global economy stabilized and investors emphasized companies with greater leverage to rising oil prices. Our significant underweight position in the stock contributed to relative performance. Relative performance also benefited from not owning General Electric, shares of which fell during the period, as the company cut its dividend and raised loss estimates. Other top absolute (i.e. total return) contributors included Apple (Information Technology) and Schering-Plough (Health Care).
The largest detractors from relative performance were PNC Financial Services (Financials), FirstEnergy (Utilities), and Eli Lilly (Health Care). Shares of banking, asset management, and funds processing services company PNC Financial Services fell on capital adequacy concerns. Shares of FirstEnergy declined, despite a successful Ohio utility rate settlement, because of plummeting industrial demand and much lower-than-expected market prices for their generation assets. Shares of Eli Lilly, a pharmaceutical product developer and manufacturer, fell as investors grew concerned about longer term earnings power following certain patent expirations, as well as concerns that new health care legislation will include price controls which would negatively impact the company’s profits. Other top absolute detractors included General Mills (Consumer Staples) and Amgen (Health Care.)
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Utilities, and Financials sectors and most underweight the Energy, Consumer Discretionary, and Consumer Staples sectors. Our largest absolute exposure was in the Health Care sector. We also increased our exposure to the Industrials sector during the period.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.6%

Banks	4.3

Capital Goods	6.8

Commercial & Professional Services	0.5

Consumer Services	1.3

Diversified Financials	4.0

Energy	8.8

Food & Staples Retailing	3.5

Food, Beverage & Tobacco	6.5

Health Care Equipment & Services	4.1

Insurance	5.1

Materials	2.1

Pharmaceuticals, Biotechnology & Life Sciences	16.0

Real Estate	0.9

Retailing	5.0

Semiconductors & Semiconductor Equipment	2.5

Software & Services	9.3

Technology Hardware & Equipment	7.2

Telecommunication Services	2.2

Transportation	1.4

Utilities	6.9

Short-Term Investments	0.1

Other Assets and Liabilities	0.9

Total	100.0%

7

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Dividend and Growth IA	-23.75%	0.96%	2.05%

Dividend and Growth IB	-23.94%	0.70%	1.82%

Russell 1000 Value Index	-29.03%	-2.13%	-0.15%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 2.70% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P 500 Index, which returned 3.16% for the same period. The Fund outperformed the 0.30% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. Overall equity market performance was positive for the period across all market capitalizations. Mid cap stocks (+8.5%) outperformed large caps (+3.2%) and small caps +(2.6%), as represented by the S&P MidCap 400, S&P 500, and Russell 2000 indices respectively. Four of the ten broad sectors within the S&P 500 Index posted positive returns led by Information Technology (+25%) and Materials (+14%). The worst performing sectors were Industrials (-6%) and Telecommunication Services (-4%).
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due to sector allocation. Specifically, our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the strong-performing Information Technology and Consumer Discretionary sectors and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the weaker performing Energy sector detracted. Favorable stock selection in Health Care, Energy, and Financials, more than offset weaker stock selection in the Information Technology and Telecommunication Services sectors.
Detractors from benchmark-relative performance included Apple (Information Technology), Bank of America (Financials), and Capital One (Financials). Consumer electronics company Apple performed well during the period despite slowing consumer

8

trends. The Fund did not hold shares in the company which hurt relative performance, as did not holding shares in Google and QUALCOMM. Shares of diversified banking company Bank of America fell significantly on weakness in their consumer-oriented loan portfolio and due to difficulties surrounding their acquisition of Merrill Lynch. Capital One, a diversified banking company with credit card, automobile, and commercial lending operations, announced disappointing quarterly results and forecast higher credit losses in 2009. The market for Financials has been difficult, especially for credit card stocks, which faced heightened regulatory scrutiny over rates, fees, and credit lines. We exited our position in Capital One during the period. General Electric (Industrials) was among the top detractors from absolute (i.e. total return) performance.
The Fund’s top contributors to benchmark-relative performance during the period were Schering-Plough (Health Care), Wells Fargo (Financials), and Exxon Mobil (Energy). Pharmaceutical company Schering-Plough benefited from a takeout offer by Merck, driving the share price higher. As shares of U.S. bank Wells Fargo declined throughout late 2008 and early 2009, we were able to purchase the stock at attractive prices. Our underweight position in benchmark component Exxon Mobil contributed to relative performance, as shares of this global integrated oil company fell in response to declining oil prices amid economic weakness. IBM (Information Technology) and Morgan Stanley (Financials) were top among the contributors to absolute performance.
What is the outlook?
We see encouraging economic green shoots globally and expect to see the beginnings of a fairly synchronized global recovery later this year. We believe Asia will likely lead the upturn, spurred by aggressive policies implemented in China. Looking out into 2010, we are worried that there will be renewed cyclical setbacks caused by financial sector and household de-leveraging in the U.S. and Europe, as well as fading policy stimulus. We expect inflation to remain in check over this time period, though uncertainty over the inflationary consequences of the existing large monetary overhang will linger.
Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period Energy remained our largest overweight in the Fund. The sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Financials, still a challenging area, started to stabilize during the quarter and we are now overweight the sector. We maintained our underweight to Consumer Staples, where valuations have become stretched as investors have sought defensive stocks in a down market.
At the end of the period, our largest overweights were to the Energy, Financials, and Industrials sectors, while we remained underweight the Information Technology, Consumer Discretionary, and Consumer Staples sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	4.4

Capital Goods	8.6

Commercial & Professional Services	1.6

Diversified Financials	6.3

Energy	17.1

Food & Staples Retailing	1.8

Food, Beverage & Tobacco	5.0

Health Care Equipment & Services	3.6

Household & Personal Products	2.3

Insurance	5.1

Materials	3.6

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	12.2

Retailing	2.1

Semiconductors & Semiconductor Equipment	0.8

Software & Services	3.4

Technology Hardware & Equipment	5.7

Telecommunication Services	5.1

Transportation	1.4

Utilities	5.8

Short-Term Investments	1.2

Other Assets and Liabilities	—

Total	100.0%

9

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/03 - 6/30/09
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks a high level of current income
consistent with growth of capital.
Average Annual Returns (as of 6/30/09)

	1 Year	5 Year	Since Inception

Equity Income IA	-21.26%	0.47%	1.79%

Equity Income IB	-21.45%	0.22%	1.54%

Russell 1000 Value Index	-29.03%	-2.13%	0.08%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Equity Income HLS Fund returned -2.67% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned -2.87% for the same period. The Fund underperformed the 0.30% return of the average fund in the Lipper Equity Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From January through early March, stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. Beginning in early March, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with weakness in Industrials (-13%), Energy
(-7%) and Financials (-6%), overshadowing strength in Information Technology (+22%), Materials (+15%), and Consumer Discretionary (+9%).
The Fund outperformed its benchmark due to positive stock selection. Selection was particularly strong within Consumer Staples, Industrials, and Energy, with weaker results in Consumer Discretionary, Financials, and Materials. Allocation among sectors, a fall-out of the bottom-up stock selection process, was essentially neutral during the period.
Among the top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns were Microsoft (Information Technology), Nordstrom (Consumer Discretionary), and Citigroup (Financials). Shares of global technology company Microsoft gained when the company announced a quarterly profit drop that was less negative than feared. Nordstrom, an upscale retailer, saw its shares rise on hopes that the economic downturn may be less steep than previously expected. We did not own the downward-trending shares of Citigroup during the period, which benefited relative results as the company is a significant benchmark holding. Top absolute (i.e. total return) contributors for the period also included banking firm Goldman Sachs (Financials).
Bank of America (Financials), ACE (Financials), and Morgan Stanley (Financials) detracted most from relative returns. Shares of diversified bank holding company Bank of America gained on

10

completion of capital raisings, which helped improve confidence in the firm’s balance sheet. We eliminated our position in Bank of America early in the period, then reinstituted a smaller, underweight (i.e. the Fund’s sector position was less than the benchmark position) position later in the period, which detracted from relative returns as the stock rallied off its lows. Worldwide property/casualty insurance and reinsurance provider ACE saw its shares decline on concerns about falling book value. Shares of global financial services company Morgan Stanley rallied as investment banks benefited from increased volumes and higher profit margins. Relative performance was negatively impacted by not holding a position in Morgan Stanley. Stocks that detracted most from absolute returns included industrial and financial company General Electric (Industrials) and banking firms U.S. Bancorp and Wells Fargo (Financials).
What is the outlook?
As the deterioration in macroeconomic data began to moderate during the first half of the year, investors removed the worst- case Depression scenario from their outlook, propelling stocks higher. Government intervention has helped to stabilize the financial industry, resulting in tightening (i.e. short and long term interest rates moving closer together) credit spreads and greater flexibility for companies to raise both debt and equity financing. While indications of demand side strength remain muted, a pick-up in industrial equipment rental activity in the U.S. and growth from emerging markets provide early indications that demand declines may be moderating. However, rising unemployment and falling home prices foreshadow continued economic challenges ahead. In addition, the current recession is based on a financial contraction, whereas many prior, and shorter, contractions had an imbalance of aggregate supply and demand as their primary source. As our economic system is built on credit, the ultimate path to recovery remains unclear.
In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which expected growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Consumer Staples, Information Technology, and Industrials sectors; our largest underweights were in the Energy, Telecommunications Services, and Financials sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	6.4%

Capital Goods	7.6

Commercial & Professional Services	3.2

Consumer Durables & Apparel	2.5

Diversified Financials	8.2

Energy	15.9

Food & Staples Retailing	0.8

Food, Beverage & Tobacco	8.7

Household & Personal Products	1.9

Insurance	6.5

Materials	2.9

Pharmaceuticals, Biotechnology & Life Sciences	10.6

Real Estate	0.4

Retailing	6.0

Semiconductors & Semiconductor Equipment	2.7

Software & Services	3.5

Telecommunication Services	4.2

Utilities	7.4

Short-Term Investments	1.0

Other Assets and Liabilities	(0.4)

Total	100.0%

11

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/09
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

Fundamental Growth IA	-29.78%	-1.38%	-0.69%

Fundamental Growth IB	-29.95%	-1.63%	-0.93%

Russell 1000 Growth Index	-24.50%	-1.83%	-2.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Fundamental Growth HLS Fund returned 11.67% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 1000 Growth Index, which returned 11.53% for the same period. The Fund underperformed the 12.22% return of the average fund in the Lipper Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun and reacted positively to the efforts of many companies to trim their cost structures and realign their operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed their larger cap (+3.2%) and smaller cap (+2.6%) counterparts as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indexes, respectively. The change in sentiment provided a tailwind for growth stocks (+11.5%) while value stocks (-2.9%) declined, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes, respectively. Nine of the ten sectors in the Russell 1000 Growth Index had positive returns during the period. The Information Technology (+24.5%), Materials (+15.3%), and Energy (+14.3%) sectors performed best, while Consumer Staples (-0.2%) was the only sector to register a loss.
Security selection detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance during the period, while sector allocation positively contributed to results. Strong stock selection in Energy and Industrials was more than offset by weak selection within Health Care, Telecommunication Services, and Consumer Discretionary. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and Industrials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology aided relative results.

12

The three largest contributors to relative performance were Energy holdings Atwood Oceanics, Petrol Brasileiros, and National-Oilwell. Shares of Atwood Oceanics, a provider of offshore drilling services, increased on a rebound in oil prices and improved expectations for rig day rates. The company also reported better-than-expected fiscal second quarter results, beating estimates on both the top and bottom line. Shares of Petrol Brasileiros, a Brazil-based oil and gas exploration and production company, rose after the company reported solid results aided by reduced costs and strong refining earnings. Oilfield services company National-Oilwell’s shares benefited from rising oil prices as investors became increasingly optimistic that the global economy is gaining strength, which may lead to increased demand for drilling. Holdings in consumer electronics company Apple (Information Technology) and leading glass technology company Corning (Information Technology) were also among the top contributors to absolute (i.e. total return) performance.
Top detractors from relative performance during the period included AFLAC (Financials), AT&T (Telecommunication Services) and Barrick Gold (Materials). Insurance company AFLAC’s share price suffered early in the year amid concerns of further deterioration in global financial markets and the company’s investment exposure to global financial institutions. The stock recouped some of its losses later in the period as the company’s cash flow generation and improving asset yields helped to offset concerns surrounding its investment portfolio. U.S. Telecom company AT&T’s shares declined during the period. The company faces increased competition in the low end wireless market and regulation may be more challenging under the new Administration. Shares of Barrick Gold, a mining company focused primarily on the production and sale of gold, declined amid moderating gold prices, as signs of a stabilizing economy weakened investor demand for the safe haven precious metal. Digital wireless communication services provider NII Holdings (Telecommunication Services) and biotechnology company Amgen (Health Care) also detracted from the Fund’s absolute performance.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified portfolio of high-quality growth companies with attractive valuations. As a result of this bottom-up process, we were most overweight the Information Technology sector at the end of the period. We were also overweight the Energy and the Consumer Discretionary sectors. Within Energy we continue to see strong long-term industry fundamentals, solid growth opportunities, and attractive valuations. Within Consumer Discretionary we are beginning to see signs of economic stabilization. At the end of the period we are most underweight Consumer Staples as we believe the sector provides limited opportunities for growth relative to companies in other sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Capital Goods	9.3%

Consumer Durables & Apparel	3.6

Consumer Services	1.3

Diversified Financials	2.5

Energy	8.9

Food & Staples Retailing	4.0

Food, Beverage & Tobacco	1.7

Health Care Equipment & Services	5.4

Household & Personal Products	1.5

Insurance	3.6

Materials	0.5

Media	0.9

Pharmaceuticals, Biotechnology & Life Sciences	8.9

Retailing	6.5

Semiconductors & Semiconductor Equipment	3.7

Software & Services	16.7

Technology Hardware & Equipment	18.6

Transportation	1.5

Short-Term Investments	0.7

Other Assets and Liabilities	0.2

Total	100.0%

13

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital Global Aggregate Index USD Hedged provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal — Seeks maximum long-term total rate of return.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

Global Advisers IA	-22.11%	-0.10%	1.82%

Global Advisers IB	-22.30%	-0.35%	1.58%

Barclays Capital Global Aggregate Index USD Hedged	7.05%	5.20%	5.61%

MSCI World Growth Index	-30.59%	0.42%	-1.93%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Robert L. Evans	Evan S. Grace, CFA
Vice President and Equity	SeniorVice President, Partner, and Fixed	Vice President and Director of
Portfolio Manager	Income Portfolio Manager	Asset Allocation Research
Andrew S. Offit, CPA	Jean-Marc Berteaux
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Advisers Fund returned 6.56%, for the six-month period ended June 30, 2009, versus the returns of 9.44% for the MSCI World Growth Index, 1.50% for the Barclays Capital Global Aggregate Index USD Hedged and 5.95% for the average fund in the Lipper Global Flexible Portfolio VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Capital markets were volatile during the six-month period ended June 30, 2009. The MSCI World Growth Index returned 9.4% over the six months. However, during the first part of the period global equities declined significantly amid increasing signs of a deeper and more protracted recession. They then rebounded in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery.

14

Performance among sectors varied considerably as Materials, Information Technology, Energy, and Financials posted double-digit positive returns, while Utilities posted negative results for the six-month period.
As the global economy demonstrated signs of stabilization, non-Treasury fixed income markets rebounded. After struggling through the closing months of 2008, non-Treasury sectors led the way during the first half of 2009. Risk appetite picked up sharply and lower-quality market segments performed particularly well. Treasuries lagged in this environment as global rates rose and yield curves generally steepened (i.e. short and long term interest rates moving farther apart). Long rates moved meaningfully higher, while shorter-term issues were anchored by exceptionally low policy rates. Buoyed by the strong performance of non-government debt, the Barclay’s Capital Global Aggregate Index USD Hedged returned 1.5% for the period.
The Fund outperformed its benchmark primarily due to strong relative (i.e. performance of the Fund as measured against the benchmark) returns in the fixed income portion of the Fund, largely as a result of strong performance within our credit strategies. The equity portion of the Fund performed roughly in line with the MSCI World Growth Index. Asset allocation among equities, bonds, and cash had only a minimal impact on relative performance during the period.
Within the equity portion of the Fund, security selection was positive in Health Care, Financials, and Consumer Staples. This was largely offset by weaker selection in Industrials, Consumer Discretionary, and Materials. Sector allocation, which is a residual of bottom-up security selection was essentially neutral; underweights (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Consumer Staples were offset by the Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Telecommunication Services.
Goldman Sachs (Financials), Seadrill (Energy), and Prudential Financial (Financials) were the leading contributors to relative performance in the equity portion of the Fund during the period. Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Shares of Seadrill, an offshore drilling company, moved sharply higher amid rising oil prices and as the company reported better-than-expected operating profits. Prudential Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better-than-expected first quarter earnings despite continued investment losses. Other significant contributors to absolute (i.e. total return) returns in the equity portion of the Fund included Apple (Information Technology) and BHP Billiton (Materials).
The top detractors from relative performance of the equity portion of the Fund were Wells Fargo (Financials), SunPower (Industrials), and Las Vegas Sands (Consumer Discretionary). Diversified financial services company Wells Fargo saw its shares fall sharply as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings and concerns that the company’s balance sheet was overstretched. Nintendo (Information Technology) also detracted from absolute and relative returns.
The fixed income portion of the Fund outperformed its benchmark for the period. The portfolio generated positive results among its credit and country strategies, while yield curve strategies were neutral and duration (i.e. a measure of interest-rate sensitivity) and currency strategies detracted. Credit strategies represented the primary contribution to results during the period as these sectors performed particularly well in the second quarter, after beginning the year on a challenging note. Favorable security selection among corporates and positioning among MBS and CMBS aided results. Positioning in CMBS was particularly favorable in April, while MBS outperformed in May. Country strategies also provided a positive contribution to results, albeit more modest, as long duration positions in Germany, adopted versus the U.S., aided results in the second-quarter, after lagging in the opening months of the year. Duration strategies detracted during the period as long positions in Japanese inflation-linked debt weighed on results. Currency positioning, primarily a short position in the New Zealand dollar, also negatively impacted performance.
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competitive growth companies within growing sectors in the equity portion of the Fund. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Health Care, Financials, Energy, and Information Technology in the equity portion of the Fund. The Fund held less-than-benchmark weights in Materials, Industrials, Utilities, Consumer Discretionary, and Consumer Staples names.
Our outlook for global bond markets continues to be driven by our assessment of the U.S. economic slowdown and the state of the global economic cycle. A deep, global recession is underway, but some signs of improvement have begun to surface, particularly

15

within readings on industrial production. Inflationary pressures have moderated significantly and remain low as a result of the significant output gap that has developed. Global policy responses have been unprecedented as central banks and governments remain focused on the global weakening growth conditions and protecting the financial system. The U.S. remains mired in a deep recession, but there have been some recent initial signs of improvement in housing and manufacturing. In Europe, new orders are stabilizing, providing an indication that economic activity may improve in the months ahead. The U.K. economy has shown some early signs that the pace of contraction is moderating, as housing transactions have increased and the near-term outlook for retail sales has improved at the margin. Overall, while the global economy continues to contract, initial modest signs of an easing in the pace of deterioration have emerged.
From an asset allocation standpoint, the Fund ended the period with a small overweight to equities and fixed income and an underweight to cash.
Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.7%

Belgium	0.1

Brazil	2.0

Canada	3.0

China	0.5

Denmark	1.4

Finland	0.0

France	2.2

Germany	6.1

Hong Kong	0.6

Ireland	0.1

Israel	1.1

Italy	0.5

Japan	8.8

Luxembourg	0.6

Malaysia	0.0

Mexico	0.1

Netherlands	1.6

Norway	0.9

Poland	0.1

Singapore	0.7

South Africa	0.1

Spain	2.6

Sweden	0.4

Switzerland	3.0

Taiwan	0.6

United Kingdom	7.2

United States	52.8

Short-Term Investments	2.9

Other Assets and Liabilities	(1.7)

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	2.7%

Common Stocks	63.8

Corporate Bonds: Investment Grade	23.7

U.S. Government Agencies	7.5

U.S. Government Securities	1.1

Short-Term Investments	2.9

Other Assets and Liabilities	(1.7)

Total	100.0%

Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.4%

Banks	2.4

Basic Materials	0.4

Capital Goods	8.0

Consumer Cyclical	0.3

Consumer Services	0.6

Consumer Staples	1.0

Diversified Financials	3.5

Energy	6.6

Finance	10.5

Food & Staples Retailing	1.7

Food, Beverage & Tobacco	2.8

Foreign Governments	10.1

Health Care	0.6

Health Care Equipment & Services	2.8

Household & Personal Products	1.0

Insurance	1.6

Materials	4.9

Media	1.3

Pharmaceuticals, Biotechnology & Life Sciences	6.2

Retailing	3.5

Semiconductors & Semiconductor Equipment	1.7

Services	0.4

Software & Services	4.4

Technology	2.5

Technology Hardware & Equipment	5.8

Telecommunication Services	4.1

U.S. Government Agencies	7.5

U.S. Government Securities	1.1

Utilities	0.1

Short-Term Investments	2.9

Other Assets and Liabilities	(1.7)

Total	100.0%

16

Hartford Global Equity HLS Fund inception 1/31/2008
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 1/31/08 - 6/30/09
Growth of $10,000 investment
MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets, including the United States.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	Since Inception

Global Equity IA	-28.39%	-22.23%

Global Equity IB	-28.56%	-22.42%

MSCI All Country World Index	-28.86%	-22.77%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Global Equity HLS Fund returned 12.80% for the six-month period ended June 30, 2009, outperforming its benchmark, the MSCI All Country World Index, which returned 9.59% for the same period. The Fund also outperformed the 7.04% return of the average fund in the Lipper Global Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was a volatile one for the equity markets. Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession. Markets then rebounded in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery. In this environment, sector returns within the MSCI All Country World Index diverged widely for the six-month period ending June 30, 2009. Weakness in Utilities (-4%) and Health Care (-1%) was offset by relative strength in Materials (+26%), Information Technology (+24%), and Consumer Discretionary (+15%).
The Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Energy, Health Care, Consumer Discretionary, and Materials. Slightly offsetting this was weaker stock selection within the Industrials and Utilities sectors. Sector allocation was modestly additive to benchmark-relative performance due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to the Financials, Consumer Staples, and Telecommunication Services sectors and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to the Materials sector.
Top contributors to relative performance during the period included DnB Nor (Financials), Vale (Materials), and Exxon Mobil (Energy). Norway-based bank DnB Nor benefited from an improving capital position, defensive balance sheet, and the relative strength of the Norwegian macro environment. Diversified Brazilian metals and mining company Vale benefited from a rebound in Brazilian iron exports to China and optimism that recent government stimulus announcements will further boost global demand. Shares of Exxon Mobil, the world’s largest publicly traded oil company, underperformed the broader Energy sector as the global economy stabilized and investors emphasized companies with greater leverage to rising oil prices. The Fund’s underweight exposure to Exxon during the period contributed positively to relative

17

performance. Schering-Plough (Health Care) and Goldman Sachs (Financials) were top contributors to absolute (i.e. total return) performance.
The largest detractors from relative returns were ACE (Financials), Japan Tobacco (Consumer Discretionary), and Citizens Republic Bancorp (Financials). Shares of worldwide property/casualty insurance and reinsurance provider ACE fell on concerns about the impact of various government programs and falling book value. Shares of cigarette and tobacco products company Japan Tobacco fell on pressure from declining domestic tobacco sales volumes and the negative impact from a strong Japanese yen. We eliminated our position during the period. Citizens Republic, a U.S.-based diversified financial services company, suspended its cash dividend and announced a reduction in expected earnings, driving shares lower. Citigroup (Financials) was a top detractor from absolute performance. We exited the position during the period.
What is the outlook?
It is increasingly clear that the U.S. and other global economies are in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and consumer spending is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment, the Fund ended the period most overweight the Health Care, Consumer Discretionary, and Materials sectors and most underweight the Consumer Staples, Industrials, and Financials sectors. The Fund’s largest absolute weighting was in the Health Care sector.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.6%

Banks	9.5

Capital Goods	5.0

Commercial & Professional Services	0.0

Consumer Durables & Apparel	1.1

Consumer Services	1.1

Diversified Financials	4.1

Energy	11.6

Finance	0.0

Food & Staples Retailing	0.5

Food, Beverage & Tobacco	6.5

Health Care Equipment & Services	4.4

Household & Personal Products	0.4

Insurance	2.5

Materials	8.0

Media	1.4

Other Investment Pools and Funds	0.5

Pharmaceuticals, Biotechnology & Life Sciences	10.7

Real Estate	1.7

Retailing	4.5

Semiconductors & Semiconductor Equipment	0.9

Software & Services	5.2

Technology Hardware & Equipment	5.1

Telecommunication Services	4.5

Transportation	2.9

Utilities	4.4

Short-Term Investments	1.6

Other Assets and Liabilities	0.3

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	0.5%

Austria	0.5

Belgium	0.5

Bermuda	0.1

Brazil	3.3

Canada	5.6

China	2.0

Denmark	0.7

France	3.3

Germany	2.7

Greece	0.1

Hong Kong	1.9

India	0.7

Indonesia	0.1

Ireland	0.5

Israel	1.3

Italy	1.0

Japan	3.5

Luxembourg	0.7

Malaysia	0.1

Mauritius	0.1

Netherlands	0.8

Norway	0.9

Panama	0.1

Russia	1.3

Singapore	0.6

South Africa	0.5

South Korea	0.6

Spain	1.1

Sweden	0.8

Switzerland	3.1

Taiwan	0.5

Thailand	0.5

Turkey	0.3

United Kingdom	8.5

United States	49.3

Short-Term Investments	1.6

Other Assets and Liabilities	0.3

Total	100.0%

18

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal – Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Global Growth IA	-39.66%	-3.88%	0.16%

Global Growth IB	-39.81%	-4.12%	-0.07%

MSCI World Growth Index	-30.59%	0.42%	-1.93%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned 9.29% for the six-month period ended June 30, 2009, underperforming its benchmark, the MSCI World Growth Index, which returned 9.44% for the same period. The Fund underperformed the 13.70% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was a volatile one for the equity markets. Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession. Markets then rebounded in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery. In this environment, the MSCI World Growth Index (+9.4%) outperformed the MSCI World Value Index (+4.1%). Within the MSCI World Growth Index, nine out of ten sectors posted positive returns. Materials (+23%), Information Technology (+22%), and Energy (+20%) gained the most, while Utilities (-6%) was the only sector to decline. Health Care (0%) and Consumer Staples (0%) also lagged on a relative basis.
Security selection was positive in Health Care, Financials, and Consumer Staples. This was offset by weaker selection in Industrials, Consumer Discretionary, and Materials. Sector allocation, which is a residual of bottom-up security selection, benefited from the Fund’s underweights (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Consumer Staples, but was hurt by the Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Telecommunication Services.
Goldman Sachs (Financials), Seadrill (Energy), and Prudential Financial (Financials) were the leading contributors to benchmark-relative performance. Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Shares of Seadrill, an offshore drilling company, moved sharply higher amid rising oil prices and as the company reported better-than-expected operating profits. Prudential

19

Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better-than-expected first quarter earnings despite continued investment losses. Other significant contributors to absolute (i.e. total return) return included Apple (Information Technology) and BHP Billiton (Materials).
The top detractors from the Fund’s relative performance were Wells Fargo (Financials), Las Vegas Sands (Consumer Discretionary), and SunPower (Industrials). Diversified financial services company Wells Fargo saw its shares fall sharply as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings and concerns that the company’s balance sheet was overstretched. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Nintendo (Information Technology) also detracted from absolute and relative returns.
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competitive growth companies within growing sectors.
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Financials, and Industrials stocks. The Fund held below-benchmark weights in Consumer Staples, Utilities, and Information Technology names. While still underweight relative to the benchmark, exposure to Consumer Discretionary increased during the period through purchases of high quality retailers, including Gap, and auto companies, including Nissan and Daimler, as we are beginning to see signs of an improving economy. Telecommunication Services was the Fund’s largest overweight as of June 30, with significant positions in wireless communications service provider MetroPCS and wireless communication infrastructure company American Tower.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	2.1%

Banks	3.6

Capital Goods	12.1

Consumer Services	0.9

Diversified Financials	5.4

Energy	9.5

Food & Staples Retailing	2.7

Food, Beverage & Tobacco	4.3

Health Care Equipment & Services	4.3

Household & Personal Products	1.6

Insurance	2.5

Materials	7.4

Media	1.9

Pharmaceuticals, Biotechnology & Life Sciences	9.9

Retailing	5.4

Semiconductors & Semiconductor Equipment	2.6

Software & Services	6.8

Technology Hardware & Equipment	8.9

Telecommunication Services	6.3

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.0%

Brazil	2.4

Canada	3.6

China	0.7

Denmark	2.1

Germany	6.0

Hong Kong	1.0

Israel	1.7

Japan	5.3

Netherlands	1.2

Norway	0.5

Spain	3.6

Switzerland	4.4

Taiwan	0.9

United Kingdom	9.8

United States	54.0

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

20

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

Global Health IA	-17.50%	1.42%	7.10%

Global Health IB	-17.70%	1.17%	6.85%

S&P 500 Index	-26.21%	-2.24%	-3.12%*

S&P North American Health Care Sector Index	-10.69%	0.32%	1.83%*

* Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of the Hartford Global Health HLS Fund returned 1.40% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P North American Health Care Sector Index, which returned 2.49% for the same period. The Fund also underperformed the 5.09% return of the average fund in the Lipper Health and Biotechnology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose slightly during the period, but this overall performance masks two significantly different market environments. From the beginning of November through early March, stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through May, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Health Care stocks, as measured by the S&P North American Health Care Sector Index, returned 2%, underperforming the broader U.S. market, which returned 3%, as measured by the S&P 500 Index, and the world market return of 7%, as measured by the MSCI World Index. Within the S&P North American Health Care Sector Index, three out of the four sub-sectors posted positive returns. Health Services (+8%) and Medical Products (+5%) performed well. Specialty Pharmaceuticals/Biotechnology (+1%) and Pharmaceuticals (-1%) underperformed relative to the other sub-sectors.

21

Shionogi, Progenics Pharmaceuticals, and Daiichi Sankyo were the leading detractors from performance on a relative (i.e. performance of the Fund as measured against the benchmark) basis. Shares of Japanese-based pharmaceutical company Shionogi declined during the first quarter of 2009 due to weak sales in its domestic market, a strong Japanese yen, higher expected research and development spending, and softness in royalty income from anti-cholesterol drug Crestor. Despite posting a quarterly loss that was better than market expectations, shares of U.S.-based biopharmaceutical company Progenics Pharmaceuticals fell amidst challenging economic conditions. Shares of Japanese-based pharmaceutical company Daiichi Sankyo fell sharply on concerns about safety control issues at Rambaxy, a generic specialist in which the company bought a major stake last year, and a delay in approval of a new blood thinner drug. Specialty pharmaceutical company Medicines was also a top detractor from absolute (i.e. total return) performance.
Security selection was particularly favorable, though, in other Pharmaceuticals stocks. Schering-Plough, Pfizer, and Abbott Laboratories were the top contributors to relative performance during the period. Shares of global health care company Schering-Plough rose after receiving a takeover offer by Merck in the first quarter of 2009. Shares of Pfizer rebounded from a sharp fall in early March due to its strategic acquisition of Wyeth. Shares of Abbott Laboratories moved higher early in the first quarter of 2009 after reporting solid earnings in mid-January. Following this period of relative outperformance, we eliminated our position in the health care products company due to concerns about increased competition for its arthritis treatment Humira. Among other top contributors to absolute performance were development-stage biopharmaceutical company Cougar Biotechnology, specialty pharmaceutical and medication delivery company Hospira, and Israeli-based pharmaceutical company Teva Pharmaceuticals.
What is the outlook?
President Obama’s early momentum, combined with a Democrat-controlled Congress, suggests that the odds of some type of health care reform becoming law either this year or next are high. Unfortunately, the path to reform will be long and tiresome, characterized by significant “noise,” grandstanding and ambiguity. In an already battered and skittish market, uncertainty of any type will create buying opportunities that should ultimately pay off for longer-term investors. Our strategy will be to take advantage of this volatility by adding to existing or initiating new positions in stocks that are discounting a panic-driven, improbably negative outcome.
We believe that today’s U.S. Congressional leaders have learned from the mistakes made by the Clinton administration during its failed efforts to pass health care reform in 1993 and, as a result, are more open to bipartisan compromise. This is especially true in the U.S. Senate. Moreover, most experts agree that the President’s call for a $634 billion “down-payment” to fund universal health care will be inadequate (by at least a factor of two). This, combined with the U.S. government’s significant debt burden, the impossibly large number of affected special interest groups, (including seniors, employees, employers, labor unions, doctors, hospitals, insurers, manufacturers and taxpayers) and the increasingly difficult decisions that must be made, suggests to us that the government wants and needs the involvement of the private sector to ensure success.
Against this backdrop, the Fund ended the period overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Biotechnology and Medical Technology sectors and underweight (i.e. the Fund’s sector position was less than the benchmark position) the Pharmaceuticals and Health Care Services sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Biotechnology	20.1%

Drug Retail	1.8

Health Care Distributors	4.9

Health Care Equipment	24.9

Health Care Facilities	0.5

Health Care Services	1.0

Health Care Supplies	0.8

Health Care Technology	0.2

Life Sciences Tools & Services	0.5

Managed Health Care	7.4

Pharmaceuticals	36.5

Short-Term Investments	1.0

Other Assets and Liabilities	0.4

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Belgium	1.2%

China	0.5

France	1.2

Germany	1.0

Ireland	1.4

Israel	3.5

Italy	0.8

Japan	6.9

Spain	0.0

Switzerland	2.0

United Kingdom	1.3

United States	78.8

Short-Term Investments	1.0

Other Assets and Liabilities	0.4

Total	100.0%

22

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/02 - 6/30/09
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

Growth IA	-30.09%	-3.30%	0.88%

Growth IB	-30.26%	-3.54%	0.63%

Russell 1000 Growth Index	-24.50%	-1.83%	-0.28%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Director, Equity Portfolio Manager, Partner

How did the Fund perform?
The Class IA shares of the Hartford Growth HLS Fund returned 10.63% for the six-month period ended June 30, 2009 underperforming its benchmark, the Russell 1000 Growth Index, which returned 11.53% for the same period. The Fund underperformed the 12.22% return of the average fund in the Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The global equity markets were volatile during the period, reflecting investors’ fluctuating reactions to economic data and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market posted positive returns for the period. Mid cap stocks (+8.5%) outperformed small cap (+2.6%) and large cap stocks (+3.2%) during the period, as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (11.5%) significantly outpaced Value (-2.9%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices, respectively. Nine of ten sectors within the Russell 1000 Growth Index posted positive returns. Information Technology (24%) and Materials (15%) were the best performers while Consumer Staples (-0.2%) was the only sector that declined.
The underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was driven primarily by weak stock selection, particularly within Information Technology and Financials. Sector allocation, a result of our bottom-up stock selection process, was positive. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the strong performing Information Technology sector and underweights (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and Health Care helped relative performance.
Top detractors from relative returns were Wells Fargo (Financials), Apple (Information Technology) and MetLife (Financials). Shares of Wells Fargo, a diversified financial services company, declined during the period over concerns that the company was under-capitalized following its acquisition of Wachovia and as losses from the company’s positions in certain illiquid and toxic assets continued to mount. Shares of consumer electronics company Apple increased due to solid sales of the company’s iPhone. Our below-benchmark weight in the stock,

23

which resulted from our thesis that consumers would reduce spending for non-essential products, detracted from performance. Shares of MetLife, a global provider of insurance and other financial services, fell during the period as investors remained concerned about potential balance sheet risks and credit rating downgrades. We eliminated our position in MetLife during the period. In addition, State Street (Financials) was also a meaningful detractor from absolute (i.e. total return) returns.
Partially offsetting our detractors was favorable stock selection within Consumer Discretionary and Energy. The top three contributors to benchmark-relative returns were Goldman Sachs (Financials), TJX Companies (Consumer Discretionary) and Coach (Consumer Discretionary). Shares of U.S. investment bank Goldman Sachs rose as the firm shored up its balance sheet and investors raised earnings forecasts in light of surging underwriting activity. Shares of TJX Companies, a value home goods and apparel retailer, rose after the company announced better-than-expected earnings as store traffic continued to be relatively strong due to the company’s value proposition. Shares of Coach, the leading American luxury handbag and accessories designer, rose following management’s reports that it achieved better-than-expected earnings and improvements in same store sales. We also benefited from not owning Wal-Mart (Consumer Staples) whose stock price declined due to a contraction in consumer spending. In addition, our position in Oracle (Information Technology) was a top contributor to absolute returns.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the recent stock market rally. Unemployment is rising sharply, the housing slowdown continues, and consumer demand is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. As a result of this bottom-up (i.e. stock by stock fundamental research) stock selection, our largest sector weights relative to the benchmark at the end of the period were in Information Technology, Energy, Consumer Discretionary and Industrials. At the end of the period, we were most underweight the Consumer Staples and Health Care sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.2%

Banks	2.8

Capital Goods	14.0

Consumer Durables & Apparel	2.2

Consumer Services	3.5

Diversified Financials	3.5

Energy	11.1

Food & Staples Retailing	0.2

Health Care Equipment & Services	3.7

Insurance	2.4

Materials	2.2

Media	1.7

Pharmaceuticals, Biotechnology & Life Sciences	2.4

Retailing	7.4

Semiconductors & Semiconductor Equipment	4.5

Software & Services	19.7

Technology Hardware & Equipment	16.8

Telecommunication Services	0.1

Short-Term Investments	1.5

Other Assets and Liabilities	0.1

Total	100.0%

24

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Growth Opportunities IA	-36.40%	0.41%	3.26%

Growth Opportunities IB	-36.56%	0.16%	3.00%

Russell 1000 Growth Index	-24.50%	-1.83%	-4.18%

Russell 3000 Growth Index	-24.53%	-1.78%	-3.94%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 4.02% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 3000 Growth Index, which returned 11.52% for the same period. The Fund also underperformed the 11.80% return of the average fund in the Lipper Multi-Cap Growth VP-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed their larger cap (+3.2%) and smaller cap (+2.6%) counterparts as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indexes, respectively. The change in sentiment provided a tailwind for growth stocks (+11.5%) while value stocks (-2.9%) declined. All ten sectors of the Russell 3000 Growth Index (+11.5%) rose during the period.

25

The Information Technology (+25.0%), Materials (+15.1%), and Consumer Discretionary (+14.6%) sectors rose the most.
The Fund underperformed its benchmark primarily due to weak security selection. Stock selection was weakest in the Information Technology, Industrials, and Financials sectors, while results were more favorable in Consumer Staples, Energy, and Materials. Sector allocation, a fallout of bottom-up stock selection, also detracted from results due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care; this more than offset the benefit of being underweight Consumer Staples.
The top relative (i.e. performance of the Fund as measured against the benchmark) detractors from the Fund’s performance during the period were Apple (Information Technology), HUGHES Telematics (Information Technology), and State Street (Financials). Our underweight to consumer electronics company Apple detracted from performance, as the company’s quarterly earnings results beat expectations, driven by an increase in iPhone sales, despite slowing consumer trends. Shares of HUGHES Telematics, a provider of remote automobile safety and security monitoring services, fell as the company approved an offer to exchange previously issued warrants for common stock. Shares of State Street, a financial holding company with investment management and investment servicing operations, fell in the first quarter on disclosures of unrealized losses and concerns of capital adequacy. Top absolute (i.e. total return) detractors included Industrials names Delta Air Lines and Covanta.
Among the top relative contributors to the Fund’s performance during the period were Goldman Sachs (Financials) and Jarden (Consumer Discretionary). Shares of Goldman Sachs, a U.S. bank holding company and investment bank, continued to benefit from the firm’s relative strength versus peers and its intention to pay back government loans. Jarden, a consumer products company with a portfolio of niche brands, reported first quarter earnings that exceeded expectations, on better-than-expected sales, solid revenues, and working capital improvements. Our decision not to own major global retailer Wal-Mart (Consumer Staples) also helped relative results. Wal-Mart’s stock fell during the period due to slowing consumer spending. Pharmaceutical company Schering-Plough was also among the top absolute contributors to the Fund’s performance.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
We are beginning to position the Fund for a recovery in 2010-2011, increasing our exposure to companies in the Information Technology and Consumer Discretionary sectors. During the period we reduced our relative exposure in Financials, Industrials, and Health Care. We ended the period most overweight Consumer Discretionary and Financials, and most underweight Consumer Staples, relative to the Russell 3000 Growth Index.
At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganization (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.1%

Banks	2.6

Capital Goods	8.2

Commercial & Professional Services	0.8

Consumer Durables & Apparel	1.4

Consumer Services	1.6

Diversified Financials	4.4

Energy	6.5

Food, Beverage & Tobacco	3.8

Health Care Equipment & Services	5.6

Insurance	1.9

Materials	2.3

Media	1.1

Other Investment Pools and Funds	0.7

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Retailing	9.2

Semiconductors & Semiconductor Equipment	3.9

Software & Services	13.4

Technology Hardware & Equipment	12.1

Telecommunication Services	1.2

Transportation	1.0

Short-Term Investments	2.6

Other Assets and Liabilities	4.4

Total	100.0%

26

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
Investment goal — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

High Yield IA	-7.10%	2.80%	3.24%

High Yield IB	-7.34%	2.54%	3.00%

Barclays Capital U.S. Corporate High Yield Bond Index	-2.40%	4.33%	4.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Mark Niland, CFA	James Serhant, CFA
Managing Director	Senior Vice President, Senior Investment Analyst

How did the Fund perform?
The Class IA Shares of the Hartford High Yield HLS Fund returned 21.65% for the six-month period ended June 30, 2009, underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 30.44%, but outperforming the Lipper High Current Yield VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 20.55%.
Why did the Fund perform this way?
Although the Fund returned its highest six-month total return ever (exceeding the previous high which occurred in the first half of 2003), it still lagged its benchmark. This underperformance was primarily driven by sector allocation and security selection. The high yield market experienced an impressive market rally in the first half of 2009, resulting in record returns for the broad market index. The Fund’s defensive positioning (relative to the benchmark) over this period, and its significant underweight (i.e. the Fund’s sector position was less than the benchmark position) to subordinated financials contributed to the Fund’s underperformance.
Given the amount of economic uncertainty at the beginning of the year, the Fund was positioned defensively within the Industrial sectors, favoring companies that we judged to be better equipped to weather further economic stress. The underperformance within Financials specifically was also defensive in nature, as uncertainty continued to surround this sector. The seemingly erratic approach to government intervention (e.g. Bear Stearns receives a government bailout, Lehman Brothers does not) and the questions surrounding who would receive funds from the Troubled Asset Relief Program (TARP) caused us to tread very lightly. This lingering uncertainty around government action was at the forefront as we continued to analyze new ‘fallen-angels’ (credits that were previously rated investment-grade that have since been downgraded by the major ratings agencies) that were added to the High Yield market over the period.
The results of the government’s stress tests of the 19 largest banks in early May provided a more realistic sense of under-capitalization, and the reassurance that none of the 19 banks would be allowed to fail. This assurance did allow the Fund to

27

more reliably implement our bottom-up credit selection, but unfortunately did not occur early enough for the Fund to capitalize on the rally in Financial sector bonds.
What is the outlook?
The re-opening of the corporate bond market has allowed some companies that were on the brink of default to meet upcoming maturities and forestall defaults that looked imminent when the markets were shut. As a result, we now expect the speculative grade issuer default rate to peak in the 12%-15% range over this cycle, down from our previous expectations of 15%-18%. In addition, spreads post market rally remain wide by historical standards. While unemployment remains on an uptrend, posing risk to the consumer, we believe the substantial government stimulus will likely help fill this void, which could provide a more sustained economic recovery over the next 6-12 months. Such a recovery will bode well for continued high yield spread tightening (i.e. short and long term interest rates moving closer together) for the remainder of the year.
Given this outlook, we have moved the Fund very close to a neutral-risk position relative to the benchmark, though perhaps still slightly under-risked overall. We see opportunities in the Consumer Discretionary sector (automotive, entertainment and gaming) as well as the Telecommunications sector.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	0.0%

Basic Materials	7.6

Capital Goods	1.0

Consumer Cyclical	12.4

Consumer Staples	2.9

Energy	7.0

Finance	14.5

Health Care	9.1

Services	15.3

Technology	19.0

Telecommunication Services	0.0

Transportation	2.3

Utilities	7.3

Short-Term Investments	1.0

Other Assets and Liabilities	0.6

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	0.3%

Corporate Bonds: Investment Grade	7.6

Corporate Bonds: Non-Investment Grade	81.7

Preferred Stocks	0.0

Senior Floating Rate Interests: Non-Investment Grade	8.8

Warrants	0.0

Short-Term Investments	1.0

Other Assets and Liabilities	0.6

Total	100.0%

Distribution by Credit Quality
as of June 30, 2009

Percentage of
Long-Term
Rating	Holdings

AAA	0.8%

A	0.3

BBB	2.9

BB	33.9

B	37.7

CCC	22.5

CC	0.7

C	0.1

D	1.1

Total	100.0%

28

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

Index IA	-26.30%	-2.52%	-2.58%

Index IB	-26.50%	-2.76%	-2.81%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?
The Class IA shares of the Hartford Index HLS Fund returned 3.09% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P 500 Index, which returned 3.16%, and outperforming the Lipper S&P 500 Index VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 3.06%.
Why did the Fund perform this way?
By design, the Fund is managed to mimic the performance of the S&P 500 Index. The performance of the Fund only marginally differed from that of the benchmark for the six-month period. Sources of return variance include trading costs, cash exposure in volatile markets, and the lack of exposure to The Hartford Financial Services Group (HIG) in the portfolio. The Fund did not own shares of HIG which underperformed relative to the index. Because of internal Hartford Investment Management Company (HIMCO) requirements, the Fund does not purchase stock of HIMCO’s parent, HIG. This exposure is reallocated across the Life/Health Insurance and Property/Casualty Insurance and Multi-line Insurance industries.
After a disappointing index return in the first quarter, the markets rallied from early March through the end of the second quarter. Four of the ten sectors in the benchmark had positive returns over this period. The Information Technology sector led the way; it was up 25.1% during the first half of 2009. The Materials sector was up 13.2% followed by Consumer Discretionary which gained 8.5% over the same period. Sectors that detracted from benchmark returns include Industrials which dropped 6.3%, Telecom Services which fell 3.9%, and Financials which slipped by 3.0% for the six month period.
Looking at individual stocks within the benchmark, the following three constituents led the way, pulling the index return into positive territory by the end of the second quarter. XL Capital (Financials) was up the most returning 221.3%. Ford Motors (Consumer Discretionary) had a strong return in April, bringing the return for the first half of the year to 165.1%. Sprint-Nextel (Telecom Services) was up 162.8% rounding out the top three performers as of June 30, 2009. The lowest-performing stock in the benchmark through the end of the second quarter was General Motors (Consumer Discretionary) which was taken over by the United States government in an effort to save the U.S. auto icon. Two other stocks on the

29

negative side were Marshall & Ilsley (Financials), which fell 64.7% and Citigroup (Financials), which dropped 55.6% and was also a recipient of U.S. government aid.
What is the outlook?
The impressive rally that began in March and continued through the second quarter has slowed. While we were impressed by the rally’s magnitude, we were not impressed by the quality of the companies that led this rally, or by the aggregate fundamentals of the market. We believe that there will be a rotation for the second half of the year. Strong fundamentals will matter in driving both market leadership and the overall market.
We are skeptical that the market will advance substantially, absent a concurrent significant improvement in fundamentals and most expectations are that meaningful improvement in fundamentals will not occur until the fourth quarter. The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the Index.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.5%

Banks	2.8

Capital Goods	6.9

Commercial & Professional Services	0.7

Consumer Durables & Apparel	1.0

Consumer Services	1.7

Diversified Financials	7.3

Energy	12.3

Food & Staples Retailing	3.0

Food, Beverage & Tobacco	6.0

Health Care Equipment & Services	4.1

Household & Personal Products	2.8

Insurance	2.3

Materials	3.2

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	9.5

Real Estate	1.0

Retailing	3.2

Semiconductors & Semiconductor Equipment	2.5

Software & Services	7.0

Technology Hardware & Equipment	8.7

Telecommunication Services	3.5

Transportation	2.0

Utilities	4.0

Short-Term Investments	1.5

Other Assets and Liabilities	—

Total	100.0%

30

Hartford International Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/09
Growth of $10,000 investment
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

International Growth IA	-44.63%	-3.88%	-0.16%

International Growth IB	-44.77%	-4.12%	-0.40%

MSCI EAFE Growth Index	-33.36%	2.55%	1.19%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Andrew S. Offit, CPA	Matthew D. Hudson, CFA	Jean-Marc Berteaux	John A. Boselli, CFA
Senior Vice President, Partner	Vice President	Senior Vice President, Partner	Director, Equity Portfolio Manager, Partner

How did the Fund perform?
The Class IA shares of the Hartford International Growth HLS Fund returned 4.30% for the six-month period ended June 30, 2009, underperforming its benchmark, the MSCI EAFE Growth Index, which returned 6.73% for the same period. The Fund also underperformed the 13.45% return of the average fund in the Lipper International Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession and then rebounded in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Growth stocks (7%) trailed Value stocks (10%), as measured by the MSCI EAFE Growth and the MSCI EAFE Value indices, respectively. Within the MSCI EAFE Growth Index, eight out of ten sectors posted positive returns during the period. Materials (31%), Energy (13%), and Consumer Discretionary (11%) gained the most during the period, while Utilities (-7%) and Health Care (-5%) were the only sectors that posted negative returns.
Weak security selection in Financials, Materials, and Telecommunication Services contributed to underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark. This was partially offset by favorable security selection in Information Technology. Sector allocation, which is a residual of bottom-up stock selection, helped relative performance largely due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities during the period.
Allianz (Financials), Julius Baer (Financials), and UBS (Financials) detracted most from relative performance. Shares of German insurer Allianz fell due to the company’s exposure to declining asset markets. Shares of the Swiss-based wealth management company Julius Baer fell on concerns over the impact of a push from foreign governments for Switzerland to lift its banking secrecy laws. Shares of Switzerland-based financial services provider UBS moved lower after the firm posted a larger-than-expected quarterly loss. Not holding BHP Billiton (Materials), whose shares outperformed during the period, also negatively impacted relative performance. Other detractors from the Fund’s absolute (i.e. total return)

31

performance were Nintendo (Information Technology) and Munich Re (Financials).
Top contributors to the Fund’s relative performance were Autonomy (Information Technology), Petrol Brasilieros (Energy), and Rio Tinto (Materials). Autonomy is a market leader in software development for Enterprise Search and Archiving & Compliance, an industry expected to see solid growth. Strong fourth quarter results and multiple deal wins across various sectors pushed Autonomy’s stock price higher. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk. Not owning benchmark component Novartis, whose shares underperformed during the period, also contributed positively to the Fund’s relative performance. Other contributors to the Fund’s absolute performance included Standard Charter (Financials).
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competitive growth companies within growing sectors.
Portfolio construction is a bottom-up process based on intensive company research. We select stocks individually based on their merits. During the period we increased our exposure to Information Technology and Consumer Discretionary, and decreased our exposure to traditionally defensive Health Care, as we are beginning to see signs of an improving economy. At the end of the period we were most overweight (i.e. the Fund’s sector position was greater than the benchmark position) relative to the benchmark in Information Technology, Financials, and Telecommunication Services. The Fund held less-than-benchmark weights in the Consumer Staples, Utilities, and Energy sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	3.6%

Banks	10.8

Capital Goods	7.3

Commercial & Professional Services	3.6

Consumer Durables & Apparel	3.8

Consumer Services	0.8

Diversified Financials	4.0

Energy	5.5

Food & Staples Retailing	2.6

Food, Beverage & Tobacco	7.5

Health Care Equipment & Services	1.2

Household & Personal Products	2.6

Insurance	0.4

Materials	9.4

Media	0.4

Pharmaceuticals, Biotechnology & Life Sciences	10.1

Real Estate	0.4

Retailing	3.1

Semiconductors & Semiconductor Equipment	1.9

Software & Services	3.1

Technology Hardware & Equipment	5.3

Telecommunication Services	6.4

Transportation	1.4

Utilities	1.6

Short-Term Investments	2.0

Other Assets and Liabilities	1.2

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.3%

Austria	0.9

Belgium	0.9

Brazil	3.2

Canada	2.3

China	3.1

Denmark	1.4

Finland	1.0

France	4.6

Germany	6.1

Greece	0.3

Hong Kong	3.3

India	1.5

Indonesia	0.4

Ireland	0.5

Israel	2.6

Japan	11.6

Luxembourg	1.6

Netherlands	5.0

Russia	1.9

South Africa	1.0

Spain	4.2

Sweden	3.1

Switzerland	10.6

Taiwan	1.4

Turkey	0.9

United Kingdom	20.8

United States	1.3

Short-Term Investments	2.0

Other Assets and Liabilities	1.2

Total	100.0%

32

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
MSCI AC (All Country) World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

International Opportunities IA	-29.77%	5.00%	2.19%

International Opportunities IB	-29.95%	4.73%	1.96%

MSCI AC (All Country) World Free ex U.S. Index	-30.54%	4.95%	2.94%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner
How did the Fund perform?
The Class IA shares of the Hartford International Opportunities HLS Fund returned 7.88% for the six-month period ended June 30, 2009, underperforming its benchmark, the MSCI All Country World Free ex U.S. Index, which returned 14.35% for the same period. The Fund outperformed the 7.56% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The global equity market performance was positive for the period, as measured by the MSCI All Country World Free ex-U.S. index. Eight of ten sectors within the index rose with Materials, Energy, and Information Technology leading the way. Utilities and Health Care declined during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was primarily due to weak stock selection within Industrials, Financials and Energy which overshadowed strong positive stock selection within Materials. Sector allocation, a result of bottom-up stock selection, was modestly negative. The Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services and Health Care and our underweights (i.e. the Fund’s sector position was less than the benchmark position) to Materials and Consumer Discretionary detracted from relative returns.
The top detractors from relative performance during the period included UBS (Financials), National Grid (Utilities) and East Japan Railway (Industrials). Shares of Swiss-based financial services provider UBS declined during the period following a larger-than-expected quarterly earnings loss and legal entanglement with the U.S. and Swiss governments. Shares of National Grid, a U.K. and U.S. transmission and distribution utility, declined due to economic weakness and concerns over the company’s ability to refinance its debt. Shares of East Japan Railway declined with a reduction in volumes, especially higher yielding business traffic, which is negatively affecting profitability. Other detractors from absolute (i.e. total return) returns included France Telecom

33

(Telecommunication Services) and Nippon Telephone & Telegraph (Telecommunication Services).
Top contributors to relative performance during the period included Rio Tinto (Materials), Toronto-Dominion Bank (Financials) and ING Groep (Financials). Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk following the recently proposed funding deal with Aluminum Corporation of China (CHINALCO). Shares of Toronto-Dominion, a Canadian-based bank with significant U.S. operations, rose after the company beat consensus expectations citing better-than-expected net interest income and trading profits. Shares of ING Groep, a Netherlands-based global banking, investments and insurance company, rose after the company announced plans to reduce risk by selling certain operations, refocus its bank on Europe, and manage its banking and insurance operations separately. Additional contributors to absolute returns included Impala Platinum (Materials).
What is the outlook?
Earlier this year, we believed that the market was undervaluing companies with relatively predictable cash flows. This insight was reflected in higher portfolio weights in Health Care and Telecom Services where we were able to find well managed companies with high free cash flow yields or strong future growth prospects at compelling valuations. We recently began to reduce our overweight in Health Care following M&A (Mergers & Acquisitions) activity and strong sector performance which reduced valuation upside. We have recently built a larger position in Financials after having been cautious on the sector since 2006. We are finding a range of attractively valued opportunities in the sector.
At a macro level, we expect some possibility for economic recovery in late 2009 if we see continued coordinated monetary policy and additional U.S. stimulus. On a longer term view, we believe the uncertainty remains and we could see one of three possible scenarios with very different outcomes: 1) improvement in the credit environment — which would benefit Financials and leveraged companies; 2) reflation — which would favor cyclicals and emerging market companies; or 3) deflation — which would favor companies with stable EPS and strong balance sheets. We continue to approach opportunities on a stock-by-stock basis and to find attractive opportunities but have been mindful in constructing a portfolio which is not too heavily weighted to any one economic scenario.
Regional weights continue to reflect bottom up (i.e. stock by stock fundamental research) stock selection. During the period we increased positions in emerging markets. Japan has structural issues in our view, and management there often lacks a focus on shareholder returns. As a result, the region continues to be a poor fit with our focus on companies with high or improving returns on capital. We ended the period most underweight Utilities, Information Technology and Energy and most overweight Financials, Consumer Staples, and Health Care relative to the benchmark.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	3.4%

Banks	15.6

Capital Goods	4.5

Commercial & Professional Services	0.6

Consumer Durables & Apparel	1.6

Consumer Services	1.0

Diversified Financials	4.8

Energy	9.8

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	7.3

Health Care Equipment & Services	1.2

Household & Personal Products	1.0

Insurance	0.9

Materials	9.7

Media	1.2

Other Investment Pools and Funds	2.8

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Real Estate	3.3

Retailing	1.3

Semiconductors & Semiconductor Equipment	0.9

Software & Services	1.6

Technology Hardware & Equipment	2.3

Telecommunication Services	6.6

Transportation	5.0

Utilities	3.4

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.4%

Belgium	0.6

Brazil	2.5

Canada	5.9

China	2.5

Denmark	0.5

France	6.2

Germany	7.3

Greece	1.1

Hong Kong	4.8

Ireland	2.6

Israel	2.3

Japan	12.5

Mexico	0.8

Netherlands	2.6

Russia	0.9

South Africa	2.0

South Korea	0.9

Spain	4.8

Switzerland	7.5

Taiwan	1.1

United Kingdom	22.9

United States	3.1

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

34

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/09
Growth of $10,000 investment
S&P EPAC SmallCap Index, formerly S&P/CitiGroup Euro-Pacific Asia Composite (EPAC) Extended Market Index (EMI), is a developed-market equity index representing the bottom 15% of the cumulative available capital, by country, of the S&P EPAC Broad Market Index (BMI). The S&P EPAC BMI captures all companies in developed market countries, as defined by Standard & Poor’s, within Europe and the Asia Pacific region. To meet the eligibility criteria, companies must have float-adjusted market capitalizations of at least US$100 million and trailing 12 month trading volume of at least US$75 million or if their trailing 12 month trading volume falls below US$35 million during the annual index reconstruction.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

International Small Co IA	-30.05%	2.87%	6.80%

International Small Co IB	-30.22%	2.62%	6.54%

S&P EPAC SmallCap Index	-30.09%	4.22%	7.43%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class IA shares of the Hartford International Small Company HLS Fund returned 10.85% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P EPAC SmallCap Index, which returned 17.33% for the same period. The Fund outperformed the 7.56% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. Overall, global equity market performance was positive for the period across all market capitalizations. All ten sectors in the S&P EPAC SmallCap Index rose during the period, led by Energy, Information Technology, and Telecommunications Services. Consumer Staples and Utilities rose the least during the period.
The Fund underperformed its benchmark primarily due to weak stock selection within Health Care, Information Technology and Consumer Discretionary which overshadowed strong positive stock selection within Consumer Staples and Energy. Sector allocation, which is largely a result of the bottom-up stock selection process, added modestly to relative (i.e. performance of the Fund as measured against the benchmark) returns. In particular, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) position to relatively strong Energy stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position to relatively weak Financials stocks added value. However, a modest cash position hurt relative returns in the upward trending market.
Among the top detractors from relative and absolute (i.e. total return) returns were Shionogi (Health Care), Jupiter Telecommunication (Consumer Discretionary) and Aeon Delight (Industrials). Shares of Japanese pharmaceutical company Shionogi fell after the company reported that its third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales

35

suffered due to the appreciating Yen. Its share price weakened further following news that its obesity drug in phase 2 development reported mixed results and would need further development before entering phase 3. Shares of Jupiter Telecommunication, the largest cable television network operator in Japan and provider of cable television, high speed internet access and telephone services, declined due to weak subscriber growth and increased competition in the Kansai region. Shares of Japanese real estate maintenance contractor Aeon Delight fell sharply due to investor concerns that the company is focused on a narrow market that could have risks for higher losses.
Among the top contributors to relative and absolute returns were Karoon Gas Australia (Energy), Dufry Group (Consumer Discretionary) and Worley Parsons (Energy). Shares of Karoon Gas Australia, a pure-play energy exploration company with investments in Australia, Peru and Brazil, surged after the company announced positive drilling results at a key offshore site north of Western Australia. Shares of Dufry Group, an operator of retail shops in airports, recovered as investors gained confidence in management’s ability to operate through the downturn and achieve margin goals despite a slowdown in consumer spending. Shares of Worley Parsons, a global engineering and consulting firm to the petrochemical and mining industries, has rebounded from prior period weakness due to the resurgence in the price of oil. The Fund’s relative performance also benefited from our decision not to own Wolseley (Industrials), a benchmark component whose shares fell during the period.
What is the outlook?
At a macro level, deterioration in economic data has begun to reverse and we believe the global economy is entering a bottoming process. Coordinated government intervention has helped to stabilize the financial sector, resulting in tightening (i.e. short and long term interest rates moving closer together) credit spreads and an improved ability for companies to raise both debt and equity financing. However, indications of demand side strength remain muted and government spending cannot provide the long-term growth engine needed for a sustained recovery. Given this uncertain backdrop, we continue to favor higher quality companies with cleaner balance sheets, greater revenue transparency and predictability, and nimble cost structures where management teams have flexibility to adapt to changing macro circumstances.
We select stocks in the Fund one at a time based on their individual merits. At the end of the period we were most overweight Energy, Health Care, and Consumer Staples stocks and most underweight Financials and Consumer Discretionary versus the benchmark. During the period we reduced our underweight to Financials, adding to diversified financials, in particular brokers (Jafco) and exchanges (Osaka). We remain underweight banks and real estate due to the continued likelihood of loan losses and asset write-downs.
On a regional basis, our greatest underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to Spain, the United Kingdom and Germany, as valuations no longer appear compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in select developed markets such as Australia and France, and select emerging markets such as Brazil and China.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	2.4%

Banks	3.5

Capital Goods	13.9

Commercial & Professional Services	7.2

Consumer Durables & Apparel	2.2

Consumer Services	2.1

Diversified Financials	4.3

Energy	6.6

Food & Staples Retailing	1.9

Food, Beverage & Tobacco	3.0

Health Care Equipment & Services	3.2

Household & Personal Products	2.2

Insurance	3.3

Materials	10.1

Media	1.9

Pharmaceuticals, Biotechnology & Life Sciences	5.4

Real Estate	2.5

Retailing	6.8

Semiconductors & Semiconductor Equipment	2.5

Software & Services	4.7

Technology Hardware & Equipment	2.9

Telecommunication Services	0.6

Transportation	1.7

Utilities	1.6

Short-Term Investments	3.3

Other Assets and Liabilities	0.2

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	8.1%

Belgium	1.5

Brazil	1.8

Canada	0.5

Cayman Islands	0.7

China	0.7

Finland	2.0

France	10.6

Germany	4.2

Guernsey Channel Isle	0.5

Hong Kong	2.9

India	0.1

Indonesia	0.5

Israel	0.5

Italy	2.3

Japan	25.6

Jersey	0.7

Netherlands	0.5

Norway	1.6

Russia	0.6

Singapore	0.8

South Korea	3.0

Spain	0.5

Sweden	2.6

Switzerland	8.4

United Kingdom	15.3

Short-Term Investments	3.3

Other Assets and Liabilities	0.2

Total	100.0%

36

Hartford LargeCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

LargeCap Growth IA	-29.09%	-4.06%	-2.91%

LargeCap Growth IB	-29.28%	-4.31%	-3.16%

Russell 1000 Growth Index	-24.50%	-1.83%	-4.18%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Manager

Hugh Whelan, CFA	Edward Caputo, CFA
Managing Director	Vice President
How did the Fund perform?
The Class IA shares of the Hartford LargeCap Growth HLS Fund returned 11.39% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 1000 Growth Index, which returned 11.53%, and the Lipper Large-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.22%.
Why did the Fund perform this way?
During the period, the Fund’s slight underperformance was primarily driven by an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Energy sector. Adding to performance was positive security selection, notably the favorable stock selection in Materials and Financials, which helped mitigate the negative impact of stock selection in the Energy and Consumer Discretionary sectors.
Among the largest detractors to relative returns were underweights to Schlumberger Ltd (Energy) and Occidental Petroleum Corp (Energy). Schlumberger shares rose during the quarter, driven by strong financial results that beat analyst estimates, as well as favorable oil prices which helped all firms in the oil services industry. Despite weak quarterly results, shares of Occidental Petroleum also rose along with the price of oil.
Among the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were Terra Industries (Materials) and Waddell & Reed (Financials). Terra Industries benefited from strength in the agricultural and industrial markets as well as merger activity. After hitting a low in early March, shares of Waddell & Reed climbed higher over the remainder of the period, driven by strong quarterly results and a rally in the Financials sector.
The portfolio’s current top holdings as of June 30, 2009 are Microsoft Corp (Information Technology) and Johnson & Johnson (Health Care). Microsoft is a top holding primarily due to a combination of strong business performance (exhibited by attractive returns on invested capital) and positive investor sentiment. Similarly, Johnson & Johnson is a top holding primarily due to management showing discipline in its capital outlays during these trying markets, as well as a strong consensus around the company’s outlook from the analyst community.

37

The Fund invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. The Fund’s systematic approach weighs more than 50 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
We believe this approach will yield attractive risk-adjusted returns relative to the Russell 1000 Growth Index over the long term.
What is the outlook?
The impressive rally that began in March and continued through the second quarter has slowed. While we were impressed by the rally’s magnitude, we were not impressed by the quality of the companies that led this rally, or by the aggregate fundamentals of the market. We believe that there will be a rotation — for the second half of the year strong fundamentals will matter in driving both market leadership and the overall market.
We are skeptical that the market will advance substantially, absent a concurrent significant improvement in fundamentals, and most expectations are that meaningful improvement in fundamentals will not occur until later in 2009.
At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganization (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Capital Goods	5.6%

Commercial & Professional Services	0.9

Consumer Durables & Apparel	0.3

Consumer Services	7.2

Diversified Financials	4.2

Energy	2.7

Food & Staples Retailing	1.8

Food, Beverage & Tobacco	6.0

Health Care Equipment & Services	8.5

Household & Personal Products	4.8

Insurance	0.3

Materials	5.2

Media	2.5

Other Investment Pools and Funds	0.1

Pharmaceuticals, Biotechnology & Life Sciences	9.3

Retailing	8.9

Semiconductors & Semiconductor Equipment	3.5

Software & Services	13.5

Technology Hardware & Equipment	11.7

Transportation	0.3

Utilities	1.5

Short-Term Investments	1.5

Other Assets and Liabilities	(0.3)

Total	100.0%

38

Hartford MidCap HLS Fund* inception 7/14/1997
(subadvised by Wellington Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

MidCap IA	-28.96%	3.13%	7.77%

MidCap IB	-29.16%	2.87%	7.52%

S&P MidCap 400 Index	-28.02%	0.36%	4.62%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
*The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford MidCap HLS Fund returned 6.82% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P MidCap 400 Index, which returned 8.47% for the same period. The Fund also underperformed the 7.30% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The global equity markets were volatile during the period, reflecting investors’ fluctuating reactions to economic data and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market posted positive returns for the period. Mid cap stocks (8.5%) outperformed small cap (2.6%) and large cap stocks (3.2%) during the period, as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (14.5%) significantly outpaced Value (-0.6%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices. Within the S&P MidCap 400 Index, eight out of ten sectors posted positive returns. Energy (24%), Information Technology (23%) and Consumer Discretionary (23%) were the best performers while Financials (-13%) and Telecommunication Services (-3%) declined.
Underperformance versus the benchmark was driven by security selection which was weakest within Consumer Discretionary, Energy and Materials and more than offset favorable positive stock selection within Financials and Health Care. Sector allocations, driven by our bottom-up stock selection process, contributed to relative (i.e. performance of the Fund as measured against the benchmark) returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the weaker-performing Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Health Care.
Top detractors from relative performance included Western Digital (Information Technology), WR Berkeley (Financials) and Humana (Health Care). Shares of disk drive maker Western Digital rose after the company cut costs and realigned production in response to slowing demand. We did not own shares of the stock, which is a component of the benchmark, hurting the Fund’s benchmark-relative returns. Property and

39

casualty insurance company WR Berkley’s shares declined after the company reported lower-than-expected earnings due to higher realized investment losses and weather-related claims. Shares of Humana, a health insurance and supplemental benefits company, fell due to concerns about the impact of government healthcare reforms. Republic Services (Industrials) detracted from absolute (i.e. total return) performance.
Top contributors to benchmark-relative returns included Life Technologies (Health Care), Teradata (Information Technology) and Red Hat (Information Technology). Life Technologies, created through the recent merger of Invitrogen and Applied Biosystems, is a provider of tools and cultures used in genetic research and drug development. The company’s shares rose during the period due to Wall Street’s expectations that the company would benefit from strong synergies after the merger. Shares of Teradata, a hardware and software vendor specializing in data warehousing and analytic applications, rose following the company’s earnings report that highlighted a meaningful margin improvement and an increase in operating income. Red Hat, a leading provider of open source enterprise software solutions, gained market share in a tight information technology spending environment. The company’s shares benefited from solid quarterly results as the firm’s value-oriented product offerings proved compelling in the challenging economic environment. During the period, NetApp (Information Technology) was a significant contributor to absolute returns.
What is the outlook?
The “leading indicator” we rely on most heavily in selecting stocks for the Fund is the mosaic of information we are able to glean through our many meetings with company management teams. Right now we are paying particularly close attention to the tone of these meetings to help us determine whether things are getting better or worse. Signs of improvement — or even lessening deterioration — can have a powerful influence on sentiment and stock prices. Broadly speaking, at this point it sounds as though business activity is flattening as opposed to declining: operations have been streamlined, inventories slashed, and expectations reined in. Stabilization alone could lead to some upside surprises. At the same time stimulus programs are rapidly advancing from the idea stage to actual funding. Finally, while credit markets remain tight, they are beginning to show signs of healing.
Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Consumer Discretionary, Health Care, and Information Technology sectors. Our largest underweights relative to the benchmark were in Materials, Financials, and Industrials.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	3.7%

Capital Goods	9.0

Commercial & Professional Services	2.2

Consumer Durables & Apparel	2.1

Consumer Services	5.1

Diversified Financials	0.5

Energy	7.4

Food & Staples Retailing	1.4

Food, Beverage & Tobacco	2.4

Health Care Equipment & Services	10.0

Household & Personal Products	0.8

Insurance	7.1

Materials	3.4

Media	2.7

Pharmaceuticals, Biotechnology & Life Sciences	5.1

Real Estate	2.7

Retailing	8.0

Semiconductors & Semiconductor Equipment	2.1

Software & Services	7.6

Technology Hardware & Equipment	6.4

Telecommunication Services	1.0

Transportation	1.1

Utilities	5.6

Short-Term Investments	1.9

Other Assets and Liabilities	0.7

Total	100.0%

40

Hartford MidCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

MidCap Growth IA	-30.51%	-2.16%	1.61%

MidCap Growth IB	-30.66%	-2.40%	1.36%

Russell MidCap Growth Index	-30.33%	-0.44%	0.02%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Manager

Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Vice President
How did the Fund perform?
The Class IA shares of the Hartford MidCap Growth HLS Fund returned 17.95% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell Midcap Growth Index, which returned 16.61%, and the Lipper Mid-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 14.30%.
Why did the Fund perform this way?
Over the six-month period ended June 30, 2009, the primary driver of outperformance versus the benchmark was positive security selection within the Information Technology, Industrials and Materials sectors, as well as an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Industrials sector. This outperformance was offset slightly by adverse security selection in the Consumer Discretionary and Energy sectors.
Among the largest contributors to relative (i.e. performance of the Fund as measured against the benchmark) returns were Ashland Inc. (Materials) and Commscope (Information Technology). Ashland reported better-than-expected earnings. Commscope also reported better-than-expected earnings for the first and second quarters.
The primary detractors to relative return were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in aluminum producer Century Aluminum (Materials), whose stock suffered in the face of plummeting aluminum prices, and an underweight position in the off-price retailer TJX Companies (Consumer Discretionary), which continued to beat analyst estimates as consumers turned to discounters amidst tough economic times.
The Fund invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Growth Index. The Fund’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
As of the end of the period, the Fund’s top holdings included overweight positions in Ashland (Materials) and Aeropostale (Consumer Discretionary), a clothing retailer. Ashland is a top holding due to positive investor sentiment coupled with strong valuations. Aeropostale is a top holding due to strong

41

management discipline (as evidenced by controlled capital spending and solid management of inventories) while the company continues to increase margins and return on equity. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and higher margins.
We believe this approach will yield attractive risk-adjusted returns relative to the Russell MidCap Growth Index over the long term.
What is the outlook?
The impressive rally that began in March and continued through the second quarter has slowed. While we were impressed by the rally’s magnitude, we were not impressed by the quality of the companies that led this rally or by the aggregate fundamentals of the market. We believe that there will be a rotation for the second half of the year. Strong fundamentals will matter in driving both market leadership and the overall market.
We are skeptical that the market will advance substantially, absent a concurrent significant improvement in fundamentals, and most expectations are that meaningful improvement in fundamentals will not occur until the fourth quarter.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Capital Goods	10.1%

Commercial & Professional Services	2.8

Consumer Durables & Apparel	3.0

Consumer Services	6.1

Diversified Financials	7.1

Energy	4.7

Food, Beverage & Tobacco	5.3

Health Care Equipment & Services	8.2

Household & Personal Products	1.3

Insurance	1.5

Materials	5.3

Media	2.0

Other Investment Pools and Funds	0.2

Pharmaceuticals, Biotechnology & Life Sciences	3.4

Real Estate	1.4

Retailing	7.9

Semiconductors & Semiconductor Equipment	9.4

Software & Services	9.5

Technology Hardware & Equipment	5.5

Telecommunication Services	1.1

Transportation	1.2

Utilities	1.1

Short-Term Investments	2.1

Other Assets and Liabilities	(0.2)

Total	100.0%

42

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company)
Performance Overview(1) 4/30/01 - 6/30/09
Growth of $10,000 investment
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

MidCap Value IA	-21.42%	-0.80%	2.93%

MidCap Value IB	-21.62%	-1.04%	2.68%

Russell 2500 Value Index	-26.24%	-1.56%	3.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
*The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford MidCap Value HLS Fund returned 10.79% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 2500 Value Index, which returned -0.56% for the same period. The Fund also outperformed the 6.42% return of the average fund in the Lipper Mid-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Following the steep global markets sell-off in 2008, equities continued to decline sharply early in 2009, reaching a 12-year bottom during the month of March. Strong government intervention, coupled with a sequential improvement in economic indicators and consumer sentiment, led to a significant market rally off the March lows. Nascent signs of a bottoming in the fortunes of the financial industry and aggressive intervention by the Fed fueled the rally into the second quarter of 2009 despite continuing softness in demand and high unemployment.
During the period, mid cap stocks (+8.5%) outperformed small (+2.6%) and large cap stocks (+3.2%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (+14.5%) significantly outpaced Value stocks (-0.6%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices. Sector performance within the Russell 2500 Value Index was mixed, with Information Technology (+25%), Consumer Discretionary (+19%), and Materials (+14%) posting sharp gains while Financials (-17%), Industrials (-8%), and Utilities (-3%) fell during the period.
The Fund’s outperformance versus the benchmark was driven primarily by favorable stock selection, which was additive in seven of ten broad economic sectors. Stock selection was strongest within Financials, Consumer Staples, and Energy, while results lagged the benchmark in Health Care and Industrials. Overall sector allocation, a result of bottom-up security selection, contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance, particularly the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in

43

Information Technology, Health Care and Consumer Discretionary.
The largest contributors to absolute (i.e. total return) and benchmark-relative performance included Marine Harvest (Consumer Staples), Virgin Media (Telecom & Media), and PHH (Financials). Salmon farming company Marine Harvest’s shares gained significantly as constrained industry supply out of Chile sent wholesale salmon prices to multi-year highs. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved with higher product prices. Virgin Media, a U.K.-based cable and entertainment company, saw its stock recover from very depressed levels as investor sentiment improved around a number of favorable developments: an improved U.K. cable pricing environment, an upgraded network, and an improved outlook for the company’s balance sheet. Shares of PHH, a leading provider of private label mortgage services and commercial fleet vehicle management, rose during the period due to robust profit margins from both of the company’s business lines.
The largest detractors from relative returns included Delta Air Lines (Industrials), Kimco Realty (Financials) and Reinsurance Group of America (Financials). Shares of Delta fell as demand for air travel declined even faster than aggressive industry capacity cuts, while a reduction in high-fare business travel also affected revenue-per-seat metrics. Kimco Realty, a U.S. REIT (Real Estate Investment Trust) specializing in the development, management and acquisition of shopping centers, experienced stock price pressure on concerns over the company’s joint venture leverage and debt maturities over the next 12-18 months. Shares of Reinsurance Group of America, a life reinsurance company, were weak on concerns about exposure to variable annuities as well as fears of future markdowns on its investment portfolio. Top detractors from absolute returns also included CACI International (Information Technology).
What is the outlook?
The global economic downturn appears to have eased in recent months. Given unprecedented fiscal and monetary stimulus around the globe, we expect to see the beginnings of a synchronized global recovery commencing during the second half of 2009 and into 2010.
We anticipate a manufacturing-led recovery in the U.S. as inventories have been depleted and auto production is set to rebound from low levels. We believe the recovery will be modest, as employment lags, the consumer further increases savings, and the financial sector continues to deleverage. We do not anticipate a meaningful increase in inflation anytime soon, but recognize that the Federal Reserve will eventually have to begin reducing excess liquidity. In our opinion, the priorities of the Obama administration will also weigh on future growth.
Given this view, we believe the move in some of the more cyclical sectors of the market may have been too much, too soon. Recently, and partly due to Russell 2500 Value Index rebalancing in late June, we have decreased our relative exposure to Materials, Industrials, and Health Care. We increased our exposure (and reduced our underweight) to Financials, sensing a buying opportunity in a number of banks’ capital raises. We will look for opportunities to purchase select cyclicals on weakness. At the end of the period, we were most overweight Health Care, Information Technology, and Consumer Discretionary and most underweight Financials, Utilities, and Industrials.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.1%

Banks	3.5

Capital Goods	6.8

Commercial & Professional Services	0.7

Consumer Durables & Apparel	5.6

Diversified Financials	8.9

Energy	5.7

Food, Beverage & Tobacco	5.0

Health Care Equipment & Services	4.7

Insurance	9.9

Materials	7.3

Media	2.1

Pharmaceuticals, Biotechnology & Life Sciences	4.5

Real Estate	3.6

Retailing	4.6

Semiconductors & Semiconductor Equipment	3.8

Software & Services	2.5

Technology Hardware & Equipment	7.0

Transportation	2.9

Utilities	8.7

Short-Term Investments	0.9

Other Assets and Liabilities	0.2

Total	100.0%

44

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP
                    Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Small Company IA	-30.35%	1.09%	1.94%

Small Company IB	-30.50%	0.85%	1.71%

Russell 2000 Growth Index	-24.85%	-1.32%	-0.89%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA	Kurt Cubbage, CFA
Senior Vice President, Partner	Senior Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned 5.23% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 2000 Growth Index which returned 11.36% for the same period. The Fund underperformed the 11.17% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. In this environment, small cap, mid cap and large cap stocks all rose during the period, as measured by the Russell 2000 (2.6%), S&P MidCap 400 (8.5%) and S&P 500 (3.2%) indices, respectively. Eight of ten sectors within the Russell 2000 Growth Index rose during the period. Information Technology (30%) and Consumer Discretionary (24%) were the strongest performing sectors while Industrials (-4%) and Financials (-4%) declined.
The Fund underperformed its benchmark during the period primarily due to weak stock selection within Consumer Discretionary and Health Care. Sector allocation helped benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Specifically, our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Energy contributed to returns. Stock selection in Financials also helped relative performance during the period.
Stocks that detracted the most from relative returns during the period included Corinthian Colleges (Consumer Discretionary), Dendreon (Health Care), and Covanta (Industrials). Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, was a new position during the period. Shares of the company fell together with other education stocks due to regulatory worries. Shares of Seattle-based biotechnology company Dendreon rose significantly

45

following the company’s announcement that data from their advanced prostate cancer drug Provenge demonstrated the ability to prolong survival in men versus the placebo. We did not own the stock which detracted from our benchmark-relative returns. Waste management company Covanta’s shares declined following company management’s announcement of its 2009 outlook which revealed a higher degree of economic sensitivity than investors originally expected. Significant detractors from absolute (i.e. total return) returns also included Smithfield Foods (Consumer Staples) and Vaalco Energy (Energy).
Top contributors to relative and absolute performance during the period included ON Semiconductor (Information Technology), SeaGate Technology (Information Technology) and Jarden (Consumer Discretionary). Shares of ON Semiconductor, a global supplier of semiconductors and component devices, increased during the period due to stabilizing business trends and continued progression in order activity which appeared to indicate a bottoming in the semiconductor cycle. Shares of disk-drive manufacturer SeaGate Technology gained value after the company raised the revenue outlook for fourth quarter of 2009 and predicted a stronger-than-expected recovery in global disk drive demand. Shares of Jarden, a consumer products company with a diversified portfolio of niche brands, increased as the company’s earnings exceeded expectations due to better-than-expected sales, solid revenues, and working capital improvements.
What is the outlook?
We are in a period of tremendous uncertainty, which has undermined confidence and with it, stock prices. At the same time stimulus programs are rapidly advancing from the idea stage to actual funding. And while credit markets remain tight, they are beginning to show signs of healing.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research to build a portfolio of the most attractive stocks that we see as having unique business models or special market opportunities that should allow them to deliver superior growth. The Fund was overweight in Consumer Discretionary and Consumer Staples relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight Health Care and Industrials.
At June 30, 2009, 53% of the Fund’s assets were managed by Wellington Management Company and 47% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.0%

Banks	1.1

Capital Goods	8.0

Commercial & Professional Services	2.6

Consumer Durables & Apparel	5.4

Consumer Services	7.3

Diversified Financials	1.4

Energy	3.7

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	1.5

Health Care Equipment & Services	12.5

Household & Personal Products	1.4

Insurance	1.4

Materials	2.3

Media	1.2

Other Investment Pools and Funds	1.5

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Real Estate	1.0

Retailing	4.3

Semiconductors & Semiconductor Equipment	4.1

Software & Services	14.7

Technology	0.0

Technology Hardware & Equipment	7.9

Telecommunication Services	1.8

Transportation	2.2

Utilities	0.4

Short-Term Investments	2.4

Other Assets and Liabilities	0.1

Total	100.0%

46

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP
                    Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

SmallCap Growth IA	-26.82%	-2.68%	1.48%

SmallCap Growth IB	-27.00%	-2.91%	1.23%

Russell 2000 Growth Index	-24.85%	-1.32%	-0.89%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Mammen Chally, CFA	Hugh Whelan, CFA	Kurt Cubbage, CFA
Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?
The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 8.90% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 2000 Growth Index, which returned 11.36%. For the same period, the Fund also underperformed the 11.17% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index) rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed their larger cap (+3.2%) and smaller cap (+2.6%) counterparts as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indexes, respectively. The change in sentiment provided a tailwind for growth stocks (+11.5%) while value stocks (-2.9%) declined, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes, respectively. Eight of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+29.7%), and Consumer Discretionary (+23.7%) sectors performed best, while Industrials (-4.2%) and Financials (-3.5%) were the only sectors to post declines.
Fund performance was driven by stock selection; sector allocation had very little impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Underperformance relative to the benchmark was primarily a result of weak selection in the Health Care, Consumer Discretionary and Materials sectors, which more than

47

offset strong selection in Telecommunication Services and Consumer Staples.
Healthspring (Health Care), Kendle International (Health Care), and Esterline Technologies (Industrials) detracted most from relative and absolute (i.e. total return) returns during the period. Healthspring, a managed health care organization focused on Medicare, saw its share price fall early in the period as fourth quarter earnings were lower than expected, reflecting higher Medicare Advantage loss ratios and lower investment yields. Kendle International provides development services on a contract basis to the biopharmaceutical industry worldwide. Kendle’s shares fell after the company did not meet Wall Street expectations for the first quarter, citing large project cancellations, project delays, and reductions in new business signings. Shares of Esterline Technologies, a specialized manufacturing company principally serving aerospace and defense customers, declined after the company announced earnings guidance that was below expectations. Other significant detractors from absolute returns during the period were specialty pharma company Medicines (Health Care) and Vaalco Energy (Energy).
Among the top contributors to relative performance were CV Therapeutics (Health Care), Starent Networks (Information Technology), and Atlantic Tele-Network (Telecommunication Services). Shares of U.S.-based pharmaceutical company CV Therapeutics rose following a buyout offer from Japanese drug maker Astellas Pharma. Starent Networks, a provider of infrastructure hardware and software products and services, performed well in the second quarter after the company beat earnings estimates and raised its earnings outlook for the year. Atlantic Tele-Network is a provider of wireless and wireline telecommunications services in North America and the Caribbean. The market reacted favorably to the company’s purchase of U.S. wireless assets from Verizon Wireless, which is transformative in giving Atlantic Tele-Network a national wireless footprint. Top contributors to absolute results also included technology companies Skyworks Solutions and Riverbed Technology and personal care products and nutritional supplements company Nu Skin Enterprises (Consumer Staples).
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. At June 30, 2009, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Financials and Consumer Staples, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Energy relative to the Russell 2000 Growth Index.
At June 30, 2009, 91% of the Fund’s assets were managed by Wellington Management Company and 9% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.3%

Banks	1.4

Capital Goods	10.0

Commercial & Professional Services	3.6

Consumer Durables & Apparel	2.8

Consumer Services	4.7

Diversified Financials	1.2

Energy	4.5

Food & Staples Retailing	0.7

Food, Beverage & Tobacco	0.7

Health Care Equipment & Services	9.9

Household & Personal Products	2.4

Insurance	2.1

Materials	1.7

Media	2.2

Pharmaceuticals, Biotechnology & Life Sciences	13.8

Real Estate	1.1

Retailing	4.4

Semiconductors & Semiconductor Equipment	5.0

Software & Services	12.9

Technology	0.2

Technology Hardware & Equipment	7.4

Telecommunication Services	2.0

Transportation	2.7

Utilities	0.5

Short-Term Investments	1.8

Other Assets and Liabilities	—

Total	100.0%

48

Hartford SmallCap Value HLS Fund inception 5/1/1998
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
                    Metropolitan West Capital Management, LLC
                    SSgA Funds Management, Inc.)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

SmallCap Value IA	-18.38%	-1.26%	5.97%

SmallCap Value IB	-18.68%	-1.50%	5.71%

Russell 2000 Value Index	-25.24%	-2.27%	5.00%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
(3)	Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects the actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf, CFA	Samir Sikka	William H. DeRoche, CFA
Managing Director	Senior Vice President	Principal
Craig Stone		Chuck Martin
Julie Kutasov, CPA		Principal

How did the Fund perform?
The Class IA shares of the Hartford SmallCap Value HLS Fund returned 1.32% for the six-month period ended June 30, 2009. The Fund outperformed the -5.17% return of its benchmark, the Russell 2000 Value Index, and underperformed the 3.16% return of the Lipper Small Cap Value VP-UF Funds peer group average, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
With the thawing of the credit markets and the faint glow of an economic recovery on the horizon, U.S. equity prices rebounded sharply in the second quarter of 2009 following six consecutive quarterly declines. At least temporarily, investors set aside long-standing fears of persistent economic weakness, declining corporate profits and an unstable banking industry, driving equity prices higher. At the end of the six-month period, the broad market S&P 500 Index had risen a remarkable 36.9% from its March 9, 2009 low. Within the Russell 2000 Value Index, Information Technology (26%) and Consumer Discretionary (21%) were the best performing sectors while Financials (-20%) was the worst performing sector.
Stock selection was the primary driver of the Fund’s performance during the period. Detractors from performance included Cathay General Bancorp (Financials) and Zions Bancorp (Financials). Regional banks Cathay General and Zions both decreased on concerns over commercial real estate losses. The extreme volatility in Financials substantiates the belief that many stock prices have become completely divorced from fundamentals, as Cathay was the top performer in the second half of 2008 and Zions was in the top ten. Despite what their stock prices appear to convey, these businesses clearly haven’t changed drastically in the last few months.
Borders Group (Consumer Discretionary), Tempur-Pedic International (Consumer Discretionary) and Advanced Medical Optics (Health Care) were top relative performers. Borders Group, a company that operates book, music and movie stores, rose over 800% during the period. Borders shares declined in

49

2008 on an overreaction to the economic downturn as well as liquidity concerns at the company. However in 2009, fickle investors caused a sizable rebound in the stock due to strong cash flow generation in the fourth quarter of 2008 and a management change in early 2009. Tempur-Pedic, which was one of our worst performers in 2008, boosted its gross margin and beat analysts expectations during the period due to lower costs and declining selling and marketing expenses in response to reduced consumer discretionary spending. Shares of eye care firm Advanced Medical Optics, the market leader in LASIK surgical devices, more than doubled during the period on news of a takeover bid from Abbott Laboratories.
What is the outlook?
The worst of the economic pain is likely behind us as the massive policy response from the Treasury and the Federal Reserve has led to an improved credit environment, although not yet a completely healthy one. We believe the full impact of the Federal government stimulus program will take hold gradually and, while economic growth will turn positive, we expect it to be slower than normal over the next few years. Equity markets could do well in this environment. Slow, steady growth accompanied by relatively low and non-volatile interest rates could be positive for corporate earnings. We also believe that equity returns should beat most fixed income alternatives as investors begin to reinvest their low-yielding cash positions in the stock market.
Currently, the Fund’s overweight positions relative to the benchmark (i.e. the Fund’s sector position was greater than the benchmark position) were in Industrials and Health Care. Conversely, the Fund’s largest underweight position relative to the benchmark (i.e. the Fund’s sector position was less than the benchmark position) continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
At June 30, 2009, 35% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 33% were managed by Metropolitan West Capital Management and 32% were managed by SSgA Funds Management.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.6%

Banks	7.5

Capital Goods	9.6

Commercial & Professional Services	7.5

Consumer Durables & Apparel	4.2

Consumer Services	3.3

Diversified Financials	5.1

Energy	5.8

Food & Staples Retailing	0.3

Food, Beverage & Tobacco	2.0

Health Care Equipment & Services	7.8

Household & Personal Products	3.1

Insurance	3.0

Materials	3.1

Media	0.7

Pharmaceuticals, Biotechnology & Life Sciences	1.6

Real Estate	4.5

Retailing	3.1

Semiconductors & Semiconductor Equipment	2.2

Software & Services	8.7

Technology Hardware & Equipment	4.9

Telecommunication Services	0.8

Transportation	3.8

Utilities	2.4

Short-Term Investments	4.5

Other Assets and Liabilities	(0.1)

Total	100.0%

50

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Stock IA	-25.63%	-2.77%	-3.07%

Stock IB	-25.81%	-3.01%	-3.29%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned 12.10% for the six-month period ended June 30, 2009, outperforming its benchmark, the S&P 500 Index which returned 3.16% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed large (+3.2%) and small (+2.6%) cap stocks during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 indices, respectively. Growth (+11.5%) stocks significantly outperformed Value (-2.9%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500, the Information Technology (+25%), Materials (+14%), and Consumer Discretionary (+9%) posted the largest gains. Industrials (-6%), Telecommunication Services (-4%), and Financials (-3%) experienced the largest losses.
The Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Energy, Financials, Health Care, and Information Technology. Sector positioning, which is a result of bottom-up security selection, also contributed to relative (i.e. performance of the Fund as measured against the benchmark) performance due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposures to Information Technology and Consumer Discretionary, and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Utilities and Telecommunication Services.

51

Top contributors to relative performance during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. They also benefited from the overall improvement in the global economy which led to capital flows back into emerging market companies. The Fund’s holding in Apple (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.
Stocks that detracted the most from relative returns during the period were Delta Air Lines (Industrials), Wells Fargo (Financials), and Shionogi (Health Care). Delta Airlines’ shares fell during the period on news of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. Shares of diversified financial services company Wells Fargo fell early in the period amid concerns over its acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that it might have to raise additional equity. Japan-based pharmaceutical company Shionogi’s third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower their full-year earnings outlook, driving its stock price downward. Not owning IBM (Information Technology), whose shares outperformed as it reported better-than-expected earnings, negatively impacted relative performance. General Electric (Industrials) also detracted from absolute returns.
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to the implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits. In the midst of this uncertainty we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Energy, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Telecommunication Services, and Materials.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.5%

Banks	3.7

Capital Goods	7.6

Diversified Financials	12.3

Energy	14.0

Food & Staples Retailing	2.9

Food, Beverage & Tobacco	5.7

Health Care Equipment & Services	3.0

Household & Personal Products	0.8

Insurance	1.0

Materials	1.4

Media	3.8

Pharmaceuticals, Biotechnology & Life Sciences	9.6

Real Estate	0.0

Retailing	6.1

Semiconductors & Semiconductor Equipment	3.2

Software & Services	6.9

Technology Hardware & Equipment	10.4

Telecommunication Services	1.2

Transportation	3.0

Utilities	2.4

Short-Term Investments	0.3

Other Assets and Liabilities	0.2

Total	100.0%

52

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Investment goal — Seeks a competitive total return, with income as a secondary objective.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Total Return Bond IA	-0.84%	3.05%	5.38%

Total Return Bond IB	-1.09%	2.80%	5.14%

Barclays Capital U.S. Aggregate Bond Index	6.05%	5.01%	5.98%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class IA Shares of the Hartford Total Return Bond HLS Fund returned 7.03% for the six-month period ended June 30, 2009, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.90%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 5.34%.
Why did the Fund perform this way?
The Fund was overweight versus the Investment Grade credit sector (i.e. the Fund’s sector position was greater than the benchmark position) over the period, and strong performance of financial and industrial issues in that sector helped to drive the Fund’s outperformance. Additionally, out of benchmark allocations to spread product (i.e. the additional compensation paid to investors in a given asset class relative to Treasuries), such as high yield corporates and bank loans, contributed to performance as market demand for higher yielding assets increased over the period.
Being underweight versus the benchmark in U.S. government bonds and Mortgage Backed Securities (MBS) also benefited performance. For the six-month period ending June 30, 2009, the U.S. Treasury index returned -4.30%, while the U.S. Credit and U.S. High Yield indices returned 6.87% and 30.44% respectively.
The Fund also benefited from an allocation to high quality Commercial Mortgage Backed securities (CMBS), when the sector rallied on details of the Public-Private Investment Plan (PPIP) and Term Asset Backed Loan Facility (TALF) programs.
The Federal Open Market Committee (the Fed) continued to target the overnight Fed Funds rate at just above 0%. This accommodative policy kept short maturity Treasury yields low. The funding requirements of the government have grown with the introduction of additional stimulus programs, and excess supply concerns pushed longer maturity Treasury yields higher. This concern was partially offset with the announcement of outright Treasury purchasing by the Fed, but supply and demand imbalance uncertainty remained. Moreover, concerns of current

53

stimulus leading to future inflation left many investment firms backing away from duration. As a result, the curve steepened year to date ending June 30, 2009 with the two-year Treasury yield increasing from 0.76% to 1.11% and the 30-year Treasury yield increasing from 2.67% to 4.33%. Duration (i.e. a measure of interest-rate sensitivity) was close to neutral through most of the first half of the year with tactical range positioning.
What is the outlook?
In the months following the collapse of Lehman Brothers, market participants of all types maneuvered defensively to cash positions in the face of great uncertainty. But investors who shunned the historically inexpensive credit risk at year end, found themselves clamoring for credit risk at significantly higher prices in the second quarter of 2009. Signs of economic “green shoots” continued as the Fed’s liquidity injections and the Treasury Department’s optimistic assessment of the banking system thinned the cloud of uncertainty hanging over the markets. The Fund entered the year overweight credit risk and added to that overweight throughout the first and second quarters of 2009. Although the position contributed positively to performance year-to-date, our affinity for credit risk is waning.
We do not expect the economy to make a V-shaped recovery. The Federal Reserve will likely keep the Fed Funds overnight rate close to zero through the rest of the year, possibly longer. This should help anchor the front end of the yield curve at lower rates. We expect that ten and thirty-year maturity yields will continue to be volatile. Record Treasury issuance, ebbing foreign central bank confidence and the potential for stimulus to ignite future inflation have pressured rates higher this year. That said, an economy operating well below its capacity is not likely to spark inflation, and without viable alternatives, the U.S. dollar remains the global reserve currency. In the long term, we see U.S. Treasury rates going higher. In the near term, long Treasuries should still benefit from periodic flights to quality.
Near term, we remain tactical in our exposure to interest rate changes and we have begun to take some corporate risk off the table. The potential for repricing of spread sectors (i.e. the additional compensation paid to investors in a given asset class relative to Treasuries) to cheaper levels is concerning, and we will likely continue to decrease our overweights and remain in higher quality issuers, as we have come to believe we are not yet in the last inning of this recession.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	0.0%

Basic Materials	3.2

Capital Goods	0.9

Consumer Cyclical	1.8

Consumer Staples	1.9

Energy	4.4

Finance	21.8

Foreign Governments	2.3

General Obligations	0.2

Health Care	4.2

Services	2.5

Tax Allocation	0.0

Technology	7.7

Telecommunication Services	0.0

Transportation	0.6

U.S. Government Agencies	26.9

U.S. Government Securities	11.2

Utilities	4.8

Short-Term Investments	3.3

Other Assets and Liabilities	2.3

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	10.2%

Common Stocks	0.0

Corporate Bonds: Investment Grade	35.0

Corporate Bonds: Non-Investment Grade	7.3

Municipal Bonds	0.2

Preferred Stocks	0.0

Senior Floating Rate Interests: Non-Investment Grade	3.6

U.S. Government Agencies	26.9

U.S. Government Securities	11.2

Warrants	0.0

Short-Term Investments	3.3

Other Assets and Liabilities	2.3

Total	100.0%

Distribution by Credit Quality
as of June 30, 2009

Percentage of
Long Term
Rating	Holdings

AAA	50.1%

AA	8.0

A	14.5

BBB	15.2

BB	8.3

B	3.4

CCC	0.5

Total	100.0%

54

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.
Investment goal — Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

U.S. Government Securities IA	-0.27%	2.44%	4.37%

U.S. Government Securities IB	-0.52%	2.18%	4.11%

Barclays Capital Intermediate Government Bond Index	6.42%	5.00%	5.63%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Russell M. Regenauer, CFA	John Hendricks
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class IA Shares of the Hartford U.S. Government Securities HLS Fund returned 0.64% for the six-month period ended June 30, 2009, outperforming its benchmark, the Barclays Capital Intermediate Government Bond Index, which returned -1.52%, and underperforming the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 1.81%.
Why did the Fund perform this way?
In the first half of 2009, the U.S. government increased its programs designed to support the capital markets. This support included the Federal Reserve (Fed) increasing its commitment to purchase Agency debentures and pass-throughs from $500B to $1,250B. It also announced a Quantitative Easing program (QE) to purchase Treasury Securities. In addition, the Treasury announced the creation of the Public-Private Investment Program (PPIP) and an expansion of the Term Asset-Backed Securities Loan Facility (TALF) plan to include Residential and Commercial Mortgage backed securities (CMBS). The spreads in these aforementioned sectors widened (i.e. short and long term interest rates moving farther apart) considerably in the beginning of the first quarter, but with the announcement of the previously mentioned programs, spreads tightened (i.e. short and long term interest rates moving closer together) and outperformed Treasury Securities over the period. The primary source of the Fund’s outperformance for the period was its investments in Government Sponsored Enterprise (GSE) debentures as well as out of benchmark allocations to Small Business Administration (SBA) securities and GSE mortgage-backed securities.
Detractors to the Fund’s performance over the period included duration positioning (i.e. a measure of interest-rate sensitivity) and yield curve positioning. For the period, rates finished higher, with longer maturity rates rising more than shorter maturity rates.
What is the outlook?
We believe the Fed will remain committed to purchasing MBS and Agency Debentures for the balance of 2009. And although the Fed has stated its commitment to keeping long-term rates low, it does not appear to be targeting a set mortgage rate. The Fed also appears to be satisfied with its $300B of QE despite the rise in rate volatility experienced by the markets in June. We believe interest rate volatility could increase, especially after the

55

summer months. With uncertainty over the size and details of the PPIP and TALF programs, we also expect price volatility in MBS, ABS, CMBS, and SBAs to remain high.
We also expect to see further declines in housing prices later in the year. As this occurs, we expect further legislation to support the housing market will be enacted. Uncertainty over the final form of this legislation will keep fears of prepayment and loss severity in residential mortgage securities high. We will continue to monitor the rates markets closely, as increased government involvement will likely result in a record supply of Treasury securities. While in the short-term we expect further economic weakness, the growing supply of outstanding Treasury debt has the potential to add upward positive pressure on interest rates.
Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	7.5%

Corporate Bonds: Investment Grade	3.9

Put Options Purchased	0.0

U.S. Government Agencies	63.1

U.S. Government Securities	19.8

Short-Term Investments	5.0

Other Assets and Liabilities	0.7

Total	100.0%

Distribution by Credit Quality
as of June 30, 2009

Percentage of
Long Term
Rating	Holdings

AAA	95.6%

AA	1.1

A	1.2

BBB	0.4

BB	0.6

CCC	1.1

Total	100.0%

56

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 6/30/09
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks long-term total return.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	Since Inception

Value IA	-25.04%	0.91%	0.85%

Value IB	-25.23%	0.66%	0.61%

Russell 1000 Value Index	-29.03%	-2.13%	-0.24%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Ian Link, CFA	Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA
Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class IA shares of the Hartford Value HLS Fund returned 2.69% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 1000 Value Index, which returned -2.87% for the same period. The Fund also outperformed the 0.43% return of the average fund in the Lipper Large-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets fell during the period, but this overall decline masks two significantly different market environments. From January through early March, stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. Beginning in early March stocks rallied as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with weakness in Industrials (-13%),
Energy (-7%) and Financials (-6%), overshadowing strength in Information Technology (+22%), Materials (+15%), and Consumer Discretionary (+4%).
The Fund outperformed its benchmark primarily due to stock selection. Selection was particularly strong within Energy, Industrials, and Consumer Staples, with weaker results in Information Technology, Telecommunication Services, and Materials. Allocation among sectors, a fall-out of the bottom-up stock selection process, also was additive, due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology, Consumer Staples, and Materials and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials.
The top contributors to absolute (i.e. total return) and benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns were Goldman Sachs (Financials), Schering-Plough (Health Care), and Newfield Exploration (Energy). Shares of U.S. bank holding company and investment bank Goldman Sachs continued to benefit from the firm’s relative strength versus peers and its intention to pay back government loans. Schering-Plough is a global health care company with interests in pharmaceuticals, animal health, and consumer products. The company’s shares jumped after it announced a definitive merger agreement with Merck. Newfield Exploration, an independent exploration and production

57

company, saw its shares gain on a strong quarterly report, driven by production levels that exceeded expectations.
ACE (Financials), Morgan Stanley (Financials), and Chubb (Financials) detracted most from relative returns. Worldwide property/casualty insurance and reinsurance provider ACE saw its shares decline on concerns about falling book value. Shares of global financial services company Morgan Stanley rallied as investment banks benefited from increased volumes and higher profit margins. The Fund’s relative performance was negatively impacted by not holding a position in the stock. Chubb, a property and casualty insurance company, announced weak first quarter results, pushing its shares lower. Stocks that detracted most from absolute returns included industrial and financial company General Electric (Industrials) and global energy company Exxon Mobil (Energy).
What is the outlook?
As the deterioration in macroeconomic data began to moderate during the first half of the year, investors removed the worst-case depression scenario from their outlook, propelling stocks higher. Government intervention has helped to stabilize the financial sector, resulting in tightening (i.e. short and long term interest rates moving closer together) credit spreads and greater flexibility for companies to raise both debt and equity financing. While indications of demand side strength remain muted, a pick-up in industrial equipment rental activity in the U.S. and continued growth from emerging markets provide early indications that demand declines may be moderating. However, rising unemployment and falling home prices foreshadow continued economic challenges ahead. In addition, the current recession is based on a financial contraction, whereas many prior, and shorter, contractions had an imbalance of aggregate supply and demand as their primary source. As our economic system is built on credit, the ultimate path to recovery remains unclear.
In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which expected growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight the Information Technology, Consumer Staples, and Health Care sectors; our largest underweights were in Telecommunications Services, Energy, and Utilities.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	4.8%

Capital Goods	8.0

Commercial & Professional Services	1.0

Consumer Durables & Apparel	2.6

Diversified Financials	10.5

Energy	17.1

Food & Staples Retailing	3.7

Food, Beverage & Tobacco	4.4

Health Care Equipment & Services	5.0

Household & Personal Products	0.9

Insurance	6.2

Materials	3.8

Media	2.1

Pharmaceuticals, Biotechnology & Life Sciences	6.7

Real Estate	0.8

Retailing	3.2

Semiconductors & Semiconductor Equipment	2.8

Software & Services	1.8

Technology Hardware & Equipment	3.8

Telecommunication Services	3.5

Transportation	0.8

Utilities	5.4

Short-Term Investments	1.0

Other Assets and Liabilities	0.1

Total	100.0%

58

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Value Opportunities IA	-18.05%	-1.79%	1.54%

Value Opportunities IB	-18.26%	-2.03%	1.28%

Russell 1000 Value Index	-29.03%	-2.13%	-0.15%

Russell 3000 Value Index	-28.73%	-2.14%	0.21%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class IA shares of the Hartford Value Opportunities HLS Fund returned 13.52% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 3000 Value Index, which returned -3.05% for the same period. The Fund also outperformed the 3.65% return of the average fund in the Lipper Multi-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sharp increases in unemployment and uncertainty over the stimulus package got 2009 off to a weak start. However, nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the U.S. Federal Reserve in the capital markets led to increased investor risk appetite beginning in early March. These actions stoked hopes for a degree of stabilization in the broader economy and a reversal of the inventory liquidations which have decimated demand in certain sectors, leading equity markets to rally sharply through mid-June. Against this backdrop, pro-cyclical stocks did especially well at the expense of “safe” names.
In this environment, mid-cap stocks (+8.5%) outperformed small (+2.6%) and large-cap stocks (+3.2%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth (+11.5%) significantly outperformed Value (-3.1%), as measured by the Russell 3000 Growth and Russell 3000 Value indexes. Within the Russell 3000 Value Index, Information Technology, Materials, and Consumer Discretionary rose, while Industrials, Financials and Energy declined the most.
Favorable stock selection in eight of the ten broad economic sectors was the primary driver of the Fund’s outperformance versus the benchmark. Security selection was most additive in Energy, Financials, and Consumer Staples, while results trailed the benchmark in Industrials. Sector allocation also contributed positively to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, due largely to an

59

overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology.
The largest contributors to relative and absolute (i.e. total return) performance were TRW Automotive (Consumer Discretionary), Marine Harvest (Consumer Staples), and Newfield Exploration (Energy). Shares of auto parts supplier TRW Automotive rebounded strongly with signs of stabilizing auto sales in the U.S. and Europe and reduced concerns over interest payments on debt as the company amended its agreements with lenders. Salmon farming company Marine Harvest’s shares gained significantly as constrained industry supply out of Chile sent wholesale salmon prices to multi-year highs. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved with higher product prices. Oil and gas producer Newfield Exploration rallied as investors became more convinced that the oversupply situation in the natural gas industry would start to self-correct in the next few quarters. In addition, the company’s new CEO has done a better job of focusing attention on the value of the company’s reserve base.
The largest detractors from relative performance included Delta Airlines (Industrials), U.S. Airways (Industrials), and ACE (Financials). Shares of U.S. Airways and Delta fell as demand for air travel declined even faster than aggressive industry capacity cuts; a decline in high-fare business travel also affected revenue-per-seat metrics. Worldwide property/casualty insurance and reinsurance provider ACE saw its shares decline following strong relative performance in 2008 as investors rotated into riskier Financials stocks. Top detractors from absolute returns also included Humana (Health Care).
What is the outlook?
Market sentiment finally started to improve over recent months as investors chose to look for signs of an upturn in economic activity, stabilization of home prices, and an end to rising unemployment. To date, clear evidence remains elusive. Company managements continue to be hopeful of eventual improvement, but there are few signs of an actual turn in business fundamentals. Transport metrics, which track shipments of raw materials for processing and finished goods to distribution and are therefore often a leading indicator of an accelerating economy, have shown few signs of a material pickup to date. For this reason, we have used the vigorous rebound in many stocks as a chance to trim back certain economically-sensitive holdings and to diversify some of the risks in the Fund.
Against this backdrop, the Fund ended the period most overweight Information Technology, Health Care, and Financials and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Telecommunication Services, Energy, and Utilities relative to the benchmark.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.4%

Banks	2.6

Capital Goods	5.9

Consumer Durables & Apparel	0.5

Diversified Financials	9.2

Energy	14.8

Food & Staples Retailing	1.7

Food, Beverage & Tobacco	4.8

Health Care Equipment & Services	6.1

Insurance	10.8

Materials	2.9

Media	4.0

Pharmaceuticals, Biotechnology & Life Sciences	7.9

Real Estate	2.6

Retailing	2.1

Semiconductors & Semiconductor Equipment	1.5

Software & Services	3.0

Technology Hardware & Equipment	8.2

Transportation	3.4

Utilities	4.4

Short-Term Investments	0.9

Other Assets and Liabilities	1.3

Total	100.0%

60

Hartford Advisers HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 66.7%
	Automobiles & Components — 0.3%
2,196	Ford Motor Co. (D)	$13,330

	Banks — 2.4%
265	PNC Financial Services Group, Inc.	10,301
407	Standard Chartered plc	7,656
4,194	Washington Mutual, Inc. Private Placement (H)(A)	381
3,057	Wells Fargo & Co.	74,161

		92,499

	Capital Goods — 5.1%
314	Boeing Co.	13,328
491	Cummins, Inc.	17,281
197	Danaher Corp.	12,144
410	Deere & Co.	16,375
2,747	General Electric Co.	32,199
853	Honeywell International, Inc.	26,781
745	Illinois Tool Works, Inc.	27,800
608	Ingersoll-Rand Co. Class A	12,697
265	Lockheed Martin Corp.	21,332
242	Siemens AG ADR	16,772

		196,709

	Diversified Financials — 8.1%
1,011	Ameriprise Financial, Inc.	24,544
5,830	Bank of America Corp.	76,955
2,881	Discover Financial Services, Inc.	29,588
347	Goldman Sachs Group, Inc.	51,088
1,492	Invesco Ltd.	26,586
1,733	JP Morgan Chase & Co.	59,116
913	UBS AG	11,215
2,703	UBS AG ADR	33,007

		312,099

	Energy — 9.6%
262	BP plc ADR	12,497
358	Cameco Corp.	9,173
131	Chevron Corp.	8,672
425	EOG Resources, Inc.	28,852
1,865	Exxon Mobil Corp.	130,347
574	Hess Corp.	30,853
521	Marathon Oil Corp.	15,701
873	OAO Gazprom Class S ADR	17,672
370	Occidental Petroleum Corp.	24,363
374	Petro-Canada	14,373
613	Petroleo Brasileiro S.A. ADR	25,121
666	Schlumberger Ltd.	36,048
590	Suncor Energy, Inc. ADR	17,888

		371,560

	Food & Staples Retailing — 2.0%
771	Kroger Co.	16,992
1,013	Safeway, Inc.	20,641
246	Supervalu, Inc.	3,186
483	Walgreen Co.	14,197
448	Wal-Mart Stores, Inc.	21,716

		76,732

	Food, Beverage & Tobacco — 3.9%
741	General Mills, Inc.	41,528
1,454	PepsiCo, Inc.	79,890
1,141	Unilever N.V. NY Shares ADR	27,589

		149,007

	Health Care Equipment & Services — 2.1%
85	Intuitive Surgical, Inc. (D)	13,960
1,185	Medtronic, Inc.	41,358
387	Varian Medical Systems, Inc. (D)	13,582
290	Zimmer Holdings, Inc. (D)	12,337

		81,237

	Household & Personal Products — 0.6%
452	Procter & Gamble Co.	23,113

	Insurance — 0.7%
328	ACE Ltd.	14,505
596	Marsh & McLennan Cos., Inc.	11,996

		26,501

	Materials — 0.9%
617	Cliff’s Natural Resources, Inc.	15,098
207	Potash Corp. of Saskatchewan, Inc.	19,215

		34,313

	Media — 2.5%
3,861	Comcast Corp. Class A	55,946
522	Time Warner, Inc.	13,154
1,183	Viacom, Inc. Class B (D)	26,852

		95,952

	Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
755	Abbott Laboratories	35,496
888	Daiichi Sankyo Co., Ltd.	15,843
2,804	Elan Corp. plc ADR (D)	17,861
544	Eli Lilly & Co.	18,851
1,230	Merck & Co., Inc.	34,380
2,769	Pfizer, Inc.	41,532
576	Schering-Plough Corp.	14,474
1,297	Shionogi & Co., Ltd.	25,050
369	UCB S.A.	11,838
577	Vertex Pharmaceuticals, Inc. (D)	20,575

		235,900

	Real Estate — 0.0%
2	Simon Property Group, Inc.	126

	Retailing — 4.2%
354	Best Buy Co., Inc.	11,862
11,241	Buck Holdings L.P. (H)(D)(A)	13,354
737	Kohl’s Corp. (D)	31,490
1,926	Lowe’s Co., Inc.	37,384
652	Nordstrom, Inc.	12,968
1,634	Staples, Inc.	32,958
582	Target Corp.	22,984

		163,000

	Semiconductors & Semiconductor Equipment — 2.2%
577	Lam Research Corp. (D)	15,010
2,406	Maxim Integrated Products, Inc.	37,756
1,471	Texas Instruments, Inc.	31,330

		84,096

	Software & Services — 4.5%
799	Accenture Ltd. Class A	26,728
76	Google, Inc. (D)	32,083
3,014	Microsoft Corp.	71,647
589	Oracle Corp.	12,623
1,959	Western Union Co.	32,119

		175,200

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Technology Hardware & Equipment — 7.0%
348	Apple, Inc. (D)	$49,537
3,674	Cisco Systems, Inc. (D)	68,478
710	Corning, Inc.	11,396
2,851	Flextronics International Ltd. (D)	11,717
1,549	Hewlett-Packard Co.	59,869
1,080	NetApp, Inc. (D)	21,306
1,038	Qualcomm, Inc.	46,908

		269,211

	Telecommunication Services — 0.8%
464	AT&T, Inc.	11,536
1,549	MetroPCS Communications, Inc. (D)	20,612

		32,148

	Transportation — 2.0%
4,329	Delta Air Lines, Inc. (D)	25,066
372	FedEx Corp.	20,696
673	United Parcel Service, Inc. Class B	33,649

		79,411

	Utilities — 1.7%
846	Exelon Corp.	43,334
322	Northeast Utilities	7,175
364	PG&E Corp.	14,004

		64,513

	Total common stocks (cost $2,881,193)	$2,576,657

WARRANTS — 0.0%
	Banks — 0.0%
524	Washington Mutual, Inc. Private Placement (H)(D)(A)	—

	Total warrants (cost $ — )	$—

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.0%
	Finance — 1.0%
	Citibank Credit Card Issuance Trust
$11,945	5.65%, 09/20/2019	$12,160
	Ford Credit Automotive Owner Trust
1,859	5.26%, 10/15/2010	1,868
	Harley-Davidson Motorcycle Trust
12,375	5.21%, 06/17/2013	12,660
	Marriott Vacation Club Owner Trust
1,123	5.36%, 10/20/2028 (I)	942
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	11,696

		39,326

	Total asset & commercial mortgage backed securities (cost $38,578)	$39,326

CORPORATE BONDS: INVESTMENT GRADE — 13.9%
	Capital Goods — 0.1%
	Xerox Corp.
$6,000	5.50%, 05/15/2012	$5,984

	Consumer Cyclical — 0.5%
	DaimlerChrysler NA Holdings Corp.
9,550	6.50%, 11/15/2013	9,708
	SCL Term Aereo Santiago S.A.
8,614	6.95%, 07/01/2012 (I)	9,202
	Staples, Inc.
2,525	9.75%, 01/15/2014	2,820

		21,730

	Consumer Staples — 0.6%
	Anheuser-Busch InBev N.V.
3,100	7.75%, 01/15/2019 (I)	3,390
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	650
	Procter & Gamble Co.
11,465	9.36%, 01/01/2021	13,804
	Weyerhaeuser Co.
2,975	7.38%, 03/15/2032	2,374

		20,218

	Energy — 0.3%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	5,977
	Weatherford International Ltd.
5,500	5.95%, 06/15/2012	5,742

		11,719

	Finance — 8.7%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	723
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	5,792
	American International Group, Inc.
1,200	6.25%, 03/15/2037	297
	AXA Financial, Inc.
10,800	7.00%, 04/01/2028	8,220
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	5,725
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	7,074
	Capital One Bank
3,750	6.50%, 06/13/2013	3,707
	Capital One Capital IV
4,125	6.75%, 02/17/2037	2,761
	Capital One Financial Corp.
3,900	5.70%, 09/15/2011	3,917
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	7,656
	Citibank NA
26,000	1.88%, 06/04/2012	25,930
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	6,566
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	8,934
	Developers Diversified Realty Corp.
7,900	5.38%, 10/15/2012	5,340
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	5,858
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,009
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	3,955
	Goldman Sachs Group, Inc.
20,000	1.63%, 07/15/2011	20,109
5,500	5.30%, 02/14/2012	5,692
6,000	5.63%, 01/15/2017	5,703
	Health Care Properties
9,780	6.00%, 01/30/2017	8,291

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	HSBC Finance Corp.
$12,500	5.50%, 01/19/2016	$11,760
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	8,121
6,350	5.63%, 09/15/2010	5,705
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 (I)	10,530
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,542
	JP Morgan Chase & Co.
10,375	5.13%, 09/15/2014	10,325
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	6,671
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 (I)	6,927
	Liberty Property L.P.
1,325	6.63%, 10/01/2017	1,124
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	10,553
1,000	6.40%, 08/28/2017	885
6,000	6.88%, 04/25/2018	5,553
	Morgan Stanley
13,000	5.38%, 10/15/2015	12,738
	National City Corp.
4,250	6.88%, 05/15/2019	4,078
	New England Mutual Life Insurance Co.
12,000	7.88%, 02/15/2024 (I)	10,856
	Prologis Trust
6,500	5.63%, 11/15/2016	4,997
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	7,502
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,351
	Republic New York Capital I
500	7.75%, 11/15/2006	445
	Santander Central Hispano Issuances Ltd.
1,250	7.63%, 11/03/2009	1,268
	Simon Property Group L.P.
15,100	6.10%, 05/01/2016	14,091
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	4,716
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	5,435
	Svenska Handelsbanken AB
2,900	4.88%, 06/10/2014 (I)	2,871
	Torchmark Corp.
14,600	8.25%, 08/15/2009	14,592
	UnitedHealth Group, Inc.
2,500	5.50%, 11/15/2012	2,587
	Wachovia Corp.
10,000	5.25%, 08/01/2014	9,786
	WEA Finance LLC
5,000	7.13%, 04/15/2018 (I)	4,641

		336,909

	Health Care — 0.5%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,003
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,079
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,137
	Schering-Plough Corp.
9,000	5.55%, 12/01/2013	9,667

		20,886

	Services — 0.3%
	Comcast Corp.
8,000	5.90%, 03/15/2016	8,275
	Wyndham Worldwide Corp.
3,100	6.00%, 12/01/2016	2,424

		10,699

	Technology — 1.2%
	AT&T, Inc.
2,510	6.80%, 05/15/2036	2,600
	BellSouth Telecommunications
650	7.00%, 12/01/2095	568
	Dell, Inc.
2,735	5.88%, 06/15/2019	2,792
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,643
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,310
	General Electric Co.
6,925	5.00%, 02/01/2013	7,206
	Intuit, Inc.
7,900	5.40%, 03/15/2012	7,977
	Oracle Corp.
2,850	6.13%, 07/08/2039 (Q)	2,831
	Telecom Italia Capital
2,700	7.72%, 06/04/2038	2,750
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,574
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,214
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	532

		44,997

	Transportation — 0.4%
	Continental Airlines, Inc.
4,140	5.98%, 04/19/2022	3,416
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,065
3,337	6.15%, 08/01/2022	3,104

		14,585

	Utilities — 1.3%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,784
	Enel Finance International
4,045	6.80%, 09/15/2037 (I)	4,194
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 (I)	6,669
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	4,843
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,363
	Northern Border Pipeline Co.
9,285	7.75%, 09/01/2009	9,364
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	8,008

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Taqa Abu Dhabi National Energy Co.
$3,335	5.88%, 10/27/2016 (I)	$3,119

		47,344

	Total corporate bonds: investment grade (cost $570,737)	$535,071

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.1%
	Finance — 0.1%
	CIT Group, Inc.
$3,540	7.63%, 11/30/2012	$2,424

	Total corporate bonds: non-investment grade (cost $3,504)	$2,424

MUNICIPAL BONDS — 0.4%
	General Obligations — 0.3%
	Oregon School Boards Association, Taxable Pension,
$10,000	4.76%, 06/30/2028	$8,699
	State of Illinois, Taxable Pension,
3,045	5.10%, 06/01/2033	2,705

		11,404

	Transportation — 0.1%
	Dallas Texas Area Rapid Transit Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,229
	Illinois State Toll Highway Auth,
365	6.18%, 01/01/2034	370
	New York and New Jersey PA,
975	5.86%, 12/01/2024	998
570	6.04%, 12/01/2029	590

		4,187

	Total municipal bonds (cost $17,121)	$15,591

U.S. GOVERNMENT AGENCIES — 2.4%
	Federal Home Loan Mortgage Corporation — 0.3%
$6,922	4.50%, 11/01/2037 — 02/01/2039	$6,899

	Federal National Mortgage Association — 0.1%
1,500	5.00%, 08/15/2038 (Q)	1,521
88	6.50%, 05/01/2036 — 07/01/2038	94

		1,615

	Government National Mortgage Association — 1.0%
24,856	5.50%, 05/15/2037 — 07/15/2037	25,720
6,717	6.00%, 06/15/2024 — 05/15/2035	7,053
2,338	6.50%, 03/15/2026 — 02/15/2035	2,523
8,841	7.00%, 11/15/2031 — 11/15/2033	9,570
83	7.50%, 09/16/2035	91
1,336	8.00%, 09/15/2026 — 02/15/2031	1,513
90	9.00%, 06/20/2016 — 06/15/2022	96

		46,566

	Other Government Agencies — 1.0%
	Small Business Administration Participation Certificates:
32,057	8.95%, 06/15/2022	39,591

	Total U.S. government agencies (cost $89,106)	$94,671

U.S. GOVERNMENT SECURITIES — 11.2%
	Other Direct Federal Obligations — 3.6%
	Federal Financing Corporation:
$6,500	5.24%, 12/06/2013	$5,485
11,117	5.25%, 12/27/2013	9,355

		14,840

	Tennessee Valley Authority:
64,300	4.38%, 06/15/2015	68,008
50,000	6.00%, 03/15/2013	55,848

		123,856

		138,696

	U.S. Treasury Securities — 7.6%
	U.S. Treasury Bonds — 2.8%
22,000	4.25%, 05/15/2039	21,776
22,000	4.38%, 02/15/2038	22,217
18,000	6.00%, 02/15/2026	21,710
33,650	6.25%, 08/15/2023	40,990

		106,693

	U.S. Treasury Notes — 4.8%
30,000	1.38%, 05/15/2012	29,831
42,000	2.38%, 08/31/2010	42,871
23,000	2.75%, 02/15/2019	21,541
35,000	3.88%, 02/15/2013 — 05/15/2018 #	36,420
30,135	4.13%, 08/15/2010	31,332
13,000	4.25%, 08/15/2013	14,055
9,950	4.75%, 05/31/2012	10,849

		186,899

		293,592

	Total U.S. government securities (cost $418,848)	$432,288

	Total long-term investments (cost $4,019,087)	$3,696,028

SHORT-TERM INVESTMENTS — 4.1%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,838, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $10,035)
$9,838	0.09%, 6/30/2009	$9,838

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $90,579, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $92,391)

90,579	0.05%, 6/30/2009	90,579

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $22,778, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $23,233)

22,778	0.09%, 6/30/2009	22,778
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $34,122, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $34,805)
34,122	0.08%, 6/30/2009	34,122

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $30, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $31)
$30	0.03%, 6/30/2009		$30

			157,347

	Total short-term investments (cost $157,347)		$157,347

	Total investments (cost $4,176,434) (C)	99.8%	$3,853,375
	Other assets and liabilities	0.2%	9,523

	Total net assets	100.0%	$3,862,898

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.0% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,268,726 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$188,762
Unrealized Depreciation	(604,113)

Net Unrealized Depreciation	$(415,351)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $13,735, which represents 0.36% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $63,341, which represents 1.64% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $4,353.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$11,253
04/2008	4,194	Washington Mutual, Inc. Private Placement	36,700
04/2008	524	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $13,735 which represents 0.36% of total net assets.

PA — Port Authority

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Asset & Commercial Mortgage Backed Securities	$39,326	$—	$39,326	$—
Common Stocks	2,576,657	2,491,320	71,602	13,735
Corporate Bonds: Investment Grade	535,071	—	528,551	6,520
Corporate Bonds: Non-Investment Grade	2,424	—	2,424	—
Municipal Bonds	15,591	—	15,591	—
U.S. Government Agencies	94,671	—	94,671	—
U.S. Government Securities	432,288	21,776	410,512	—
Short-Term Investments	157,347	—	157,347	—

Total	$3,853,375	$2,513,096	$1,320,024	$20,255

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in			Balance as
	of December	Realized	Unrealized		Net	of June
	31, 2008	Gain (Loss)	Appreciation		Sales	30, 2009

Assets:
Asset & Commercial Mortgage Backed Securities	$4,580	$(3,577)	$4,145*		$(5,148)	$—
Common Stock	10,906	—	2,829 (A	)	—	13,735
Corporate Bonds	5,251	—	1,324 #		(55)	6,520

Total	$20,737	$(3,577)	$8,298		$(5,203)	$20,255

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $ — .

(A)	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $2,829.

#	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $1,324.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.2%
	Automobiles & Components — 2.9%
568	Daimler AG	$20,621
31,617	Ford Motor Co. (D)	191,917
303	Michelin (C.G.D.E.) Class B	17,379
837	TRW Automotive Holdings Corp. (D)	9,457

		239,374

	Banks — 4.0%
1,792	Barclays Bank plc	8,325
2,185	HSBC Holding plc	18,202
1,693	Huntington Bancshares, Inc.	7,077
54,494	Industrial and Commercial Bank of China	37,747
1,352	Itau Unibanco Banco Multiplo S.A. ADR	21,404
1,990	Standard Chartered plc	37,412
414	Sumitomo Mitsui Financial Group, Inc.	16,769
954	SunTrust Banks, Inc.	15,692
188	US Bancorp	3,365
469	Washington Mutual, Inc. Private Placement (H)(A)	43
6,645	Wells Fargo & Co.	161,208

		327,244

	Capital Goods — 7.0%
777	ABB Ltd. ADR	12,266
35	Alliant Techsystems, Inc. (D)	2,866
102	AMETEK, Inc.	3,510
447	BE Aerospace, Inc. (D)	6,417
254	Boeing Co.	10,786
400	Briggs & Stratton Corp.	5,341
282	Caterpillar, Inc.	9,307
220	Cummins, Inc.	7,732
162	Danaher Corp.	9,989
298	Deere & Co.	11,921
482	Dover Corp.	15,944
143	Emerson Electric Co.	4,619
163	First Solar, Inc. (D)	26,476
239	Flowserve Corp.	16,685
601	Fluor Corp.	30,830
241	Foster Wheeler AG (D)	5,721
5,993	General Electric Co.	70,239
3,812	Hansen Transmissions (D)	9,698
199	Illinois Tool Works, Inc.	7,440
407	Ingersoll-Rand Co. Class A	8,515
39	Jacobs Engineering Group, Inc. (D)	1,662
230	Joy Global, Inc.	8,225
157	Lennox International, Inc.	5,041
94	Lindsay Corp.	3,102
196	Lockheed Martin Corp.	15,824
528	Masco Corp.	5,057
88	Parker-Hannifin Corp.	3,776
366	Pentair, Inc.	9,374
360	Precision Castparts Corp.	26,305
2,843	Raytheon Co.	126,295
98	Regal-Beloit Corp.	3,900
469	Siemens AG	32,453
298	Spirit Aerosystems Holdings, Inc. (D)	4,092
959	Sunpower Corp. Class B (D)	22,956
697	Terex Corp. (D)	8,407
150	Vestas Wind Systems A/S (D)	10,789
485	Yingli Green Energy Holdings (D)	6,574

		570,134

	Commercial & Professional Services — 0.2%
361	Corrections Corp. of America (D)	6,140
533	Monster Worldwide, Inc. (D)	6,299

		12,439

	Consumer Durables & Apparel — 1.1%
833	Coach, Inc.	22,391
574	Hanesbrands, Inc. (D)	8,619
376	Iconix Brand Group, Inc. (D)	5,781
1,268	Liz Claiborne, Inc.	3,652
3,697	Newell Rubbermaid, Inc.	38,490
262	Pool Corp.	4,337
209	Toll Brothers, Inc. (D)	3,550
110	Warnaco Group, Inc. (D)	3,564
71	Whirlpool Corp.	3,018

		93,402

	Consumer Services — 1.2%
189	Apollo Group, Inc. Class A (D)	13,460
230	Brinks Home Security Holding (D)	6,509
162	Cheesecake Factory, Inc. (D)	2,794
244	Coinstar, Inc. (D)	6,504
217	Corinthian Colleges, Inc. (D)	3,680
277	Ctrip.com International Ltd. ADR (D)	12,802
38	Educomp Solutions Ltd. (D)	3,010
283	International Game Technology	4,497
88	ITT Educational Services, Inc. (D)	8,875
84	K12, Inc. (D)	1,808
332	Life Time Fitness, Inc. (D)	6,649
1,143	MGM Mirage, Inc. (D)	7,302
13,938	Shangri-La Asia Ltd.	20,586
8	Weight Watchers International, Inc.	198

		98,674

	Diversified Financials — 7.4%
1,465	American Capital Ltd.	4,703
448	Ameriprise Financial, Inc.	10,880
15,745	Bank of America Corp.	207,828
798	CIT Group, Inc.	1,715
423	Deutsche Boerse AG	32,958
968	Discover Financial Services, Inc.	9,939
1,155	Goldman Sachs Group, Inc.	170,259
2,000	ING Groep N.V.	20,262
269	Invesco Ltd.	4,799
448	JP Morgan Chase & Co.	15,271
1,792	Julius Baer Holding Ltd.	69,678
93	Moody’s Corp.	2,450
162	Morgan Stanley	4,615
481	Nomura Holdings, Inc.	4,058
442	Oaktree Capital (I)(D)	9,503
298	PennantPark Investment Corp.	2,118
65	State Street Corp.	3,082
527	TD Ameritrade Holding Corp. (D)	9,237
1,882	UBS AG	23,108
410	UBS AG ADR	5,006

		611,469

	Energy — 12.3%
5,080	Acergy S.A.	50,139
546	Apache Corp.	39,410
90	Arena Resources, Inc. (D)	2,854
168	Atwood Oceanics, Inc. (D)	4,182
458	Baker Hughes, Inc.	16,680
115	Cabot Oil & Gas Corp.	3,511
2,858	Cameco Corp.	73,156
43	Canadian Natural Resources Ltd.	2,278

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
203	Canadian Natural Resources Ltd. ADR	$10,640
458	Chesapeake Energy Corp.	9,086
478	Consol Energy, Inc.	16,233
127	Diamond Offshore Drilling, Inc.	10,575
426	Dresser-Rand Group, Inc. (D)	11,114
109	EOG Resources, Inc.	7,376
101	Exxon Mobil Corp.	7,026
3,000	Halliburton Co.	62,100
902	Hess Corp.	48,474
34	Karoon Gas Australia Ltd. (D)	246
1,187	Lundin Petroleum Ab (D)	9,227
193	Massey Energy Co.	3,763
762	Nabors Industries Ltd. (D)	11,878
1,431	National Oilwell Varco, Inc. (D)	46,736
393	Newfield Exploration Co. (D)	12,846
600	Noble Energy, Inc.	35,353
3,635	OAO Gazprom Class S ADR	73,606
839	Occidental Petroleum Corp.	55,230
94	Oceaneering International, Inc. (D)	4,260
1,649	OMV AG	62,007
246	Overseas Shipholding Group, Inc.	8,371
308	Petro-Canada	11,814
100	PetroChina Co. Ltd. ADR	11,081
871	Petroleo Brasileiro S.A. ADR	35,673
97	Range Resources Corp.	4,029
251	SBM Offshore N.V.	4,312
1,095	Schlumberger Ltd.	59,256
450	Smith International, Inc.	11,590
484	Suncor Energy, Inc.	14,709
1,554	Suncor Energy, Inc. ADR	47,156
302	Talisman Energy, Inc.	4,314
131	Total S.A.	7,083
243	Total S.A. ADR	13,167
59	Transocean, Inc. (D)	4,375
400	Tsakos Energy Navigation Ltd.	6,456
565	USEC, Inc. (D)	3,006
174	Valero Energy Corp.	2,941
3,370	Weatherford International Ltd. (D)	65,921
87	XTO Energy, Inc.	3,334

		1,008,574

	Food & Staples Retailing — 0.5%
357	Kroger Co.	7,861
6,650	Olam International Ltd.	11,089
296	Sysco Corp.	6,654
276	Wal-Mart Stores, Inc.	13,389

		38,993

	Food, Beverage & Tobacco — 2.0%
105	Bunge Ltd. Finance Corp.	6,326
8,342	Chaoda Modern Agriculture	4,878
271	Groupe Danone	13,440
759	Imperial Tobacco Group plc	19,743
3	Japan Tobacco, Inc.	9,765
4,392	Marine Harvest (D)	2,953
143	Molson Coors Brewing Co.	6,045
1,125	Nestle S.A.	42,478
610	PepsiCo, Inc.	33,509
89	Perdigao S.A. (D)	3,413
199	Philip Morris International, Inc.	8,659
305	Unilever N.V. NY Shares ADR	7,363

		158,572

	Health Care Equipment & Services — 6.7%
700	Aetna, Inc.	17,535
118	Allscripts Misys Healthcare Solution	1,876
1,722	ATS Medical, Inc. (D)	5,665
98	Beckman Coulter, Inc.	5,611
7,963	Boston Scientific Corp. (D)	80,748
212	Cardinal Health, Inc.	6,474
442	China Medical Technologies, Inc. ADR	8,804
281	CIGNA Corp.	6,774
1,334	Covidien plc	49,958
57	Edwards Lifesciences Corp. (D)	3,880
24	Hologic, Inc. (D)	343
21	Intuitive Surgical, Inc. (D)	3,418
101	Inverness Medical Innovation, Inc. (D)	3,608
2,073	McKesson Corp.	91,203
2,913	Medtronic, Inc.	101,647
209	St. Jude Medical, Inc. (D)	8,569
5,438	UnitedHealth Group, Inc.	135,845
137	Varian Medical Systems, Inc. (D)	4,799
344	Volcano Corp. (D)	4,815
200	Zimmer Holdings, Inc. (D)	8,520
197	Zoll Medical Corp. (D)	3,808

		553,900

	Household & Personal Products — 0.5%
1,000	Bare Escentuals, Inc. (D)	8,870
250	Herbalife Ltd.	7,885
84	L’Oreal S.A.	6,295
323	Procter & Gamble Co.	16,505

		39,555

	Insurance — 3.8%
4,988	ACE Ltd.	220,620
204	Everest Re Group Ltd.	14,628
1,403	Fidelity National Financial, Inc.	18,985
120	First American Financial Corp.	3,099
675	Marsh & McLennan Cos., Inc.	13,594
87	PartnerRe Ltd.	5,644
254	Platinum Underwriters Holdings Ltd.	7,256
206	Principal Financial Group, Inc.	3,875
327	Reinsurance Group of America, Inc.	11,430
603	Unum Group	9,561

		308,692

	Materials — 5.1%
378	Agnico Eagle Mines Ltd.	19,832
210	Allegheny Technologies, Inc.	7,332
450	AngloGold Ltd. ADR	16,484
1,472	Aracruz Celulose S.A. ADR	21,841
272	ArcelorMittal ADR	8,995
107	Barrick Gold Corp.	3,598
598	Cliff’s Natural Resources, Inc.	14,632
811	CRH plc	18,573
134	Cytec Industries, Inc.	2,495
34	FMC Corp.	1,627
471	Impala Platinum Holdings Ltd.	10,421
140	Martin Marietta Materials, Inc.	11,020
224	Mosaic Co.	9,928
1,480	Newmont Mining Corp.	60,475
415	Nucor Corp.	18,428
330	Owens-Illinois, Inc. (D)	9,238
321	Potash Corp. of Saskatchewan, Inc.	29,862
419	Praxair, Inc.	29,805
52	Randgold Resources Ltd. ADR	3,318
1,156	Rexam plc	5,433
174	Rio Tinto plc	6,037

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
92	Rio Tinto plc Rights	$1,051
387	Teck Cominco Ltd. Class B	6,172
196	Vale S.A. — SP ADR	3,452
2,491	Vedanta Resources plc	53,033
67	Vulcan Materials Co.	2,883
533	Walter Energy, Inc.	19,301
1,135	Xstrata plc	12,337
304	Yamana Gold, Inc.	2,684

		410,287

	Media — 2.7%
1,017	CBS Corp. Class B	7,040
741	Comcast Corp. Class A	10,733
889	Comcast Corp. Special Class A	12,528
221	DreamWorks Animation SKG, Inc. (D)	6,103
30	Harvey Weinstein Co. Holdings Class A-1 (H)(D)(A)	—
188	Marvel Entertainment, Inc. (D)	6,691
4,800	News Corp. Class A	43,728
176	Scripps Networks Interactive Class A	4,895
1,525	Viacom, Inc. Class B (D)	34,606
841	Virgin Media, Inc.	7,863
3,332	Walt Disney Co.	77,743
1,188	WPP plc	7,903

		219,833

	Pharmaceuticals, Biotechnology & Life Sciences — 12.6%
366	Abbott Laboratories	17,224
231	Alkermes, Inc. (D)	2,495
768	Amgen, Inc. (D)	40,663
523	Amylin Pharmaceuticals, Inc. (D)	7,057
335	Arena Pharmaceuticals, Inc. (D)	1,672
63	AstraZeneca plc ADR	2,785
1,505	Bristol-Myers Squibb Co.	30,558
114	Charles River Laboratories International, Inc. (D)	3,854
3,092	Elan Corp. plc ADR (D)	19,694
373	Eli Lilly & Co.	12,936
523	Genzyme Corp. (D)	29,121
92	Gilead Sciences, Inc. (D)	4,301
806	Impax Laboratories, Inc. (D)	5,931
312	Johnson & Johnson	17,699
1,339	King Pharmaceuticals, Inc. (D)	12,894
201	Life Technologies Corp. (D)	8,388
4,960	Merck & Co., Inc.	138,693
6,007	Novavax, Inc. (D)	19,703
9,310	Pfizer, Inc.	139,643
956	Roche Holding AG	130,277
5,854	Schering-Plough Corp.	147,048
3,093	Teva Pharmaceutical Industries Ltd. ADR	152,604
405	UCB S.A.	13,003
1,710	Wyeth	77,603

		1,035,846

	Real Estate — 0.7%
802	Brookfield Asset Management, Inc.	13,682
90	Camden Property Trust	2,487
2,279	Chimera Investment Corp.	7,954
305	Host Hotels & Resorts, Inc.	2,559
114	Liberty Property Trust	2,629
269	Mack-Cali Realty Corp.	6,129
1,053	Sun Hung Kai Properties Ltd.	13,076
134	Taubman Centers, Inc.	3,591
135	Ventas, Inc.	4,043

		56,150

	Retailing — 3.9%
469	Abercrombie & Fitch Co. Class A	11,908
220	Advance Automotive Parts, Inc.	9,112
180	Aeropostale, Inc. (D)	6,151
236	Amazon.com, Inc. (D)	19,728
25	AutoZone, Inc. (D)	3,792
29,055	Buck Holdings L.P. (H)(D)(A)	34,518
226	Dick’s Sporting Goods, Inc. (D)	3,894
103	GameStop Corp. Class A (D)	2,266
110	Gap, Inc.	1,802
171	Guess?, Inc.	4,408
132	Gymboree Corp. (D)	4,676
414	Home Depot, Inc.	9,790
30	Industria de Diseno Textil S.A.	1,426
274	Kohl’s Corp. (D)	11,728
638	Lowe’s Co., Inc.	12,392
229	Lumber Liquidators, Inc. (D)	3,604
124	Nordstrom, Inc.	2,466
486	Nutri/System, Inc.	7,044
7,756	Staples, Inc.	156,444
97	Target Corp.	3,813
81	The Buckle, Inc.	2,580
291	TJX Cos., Inc.	9,156
209	Urban Outfitters, Inc. (D)	4,366

		327,064

	Semiconductors & Semiconductor Equipment — 1.6%
975	Altera Corp.	15,869
309	Analog Devices, Inc.	7,646
1,881	Intel Corp.	31,134
491	MEMC Electronic Materials, Inc. (D)	8,738
1,317	ON Semiconductor Corp. (D)	9,035
1,308	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,308
1,198	Texas Instruments, Inc.	25,514
487	Varian Semiconductor Equipment Associates, Inc. (D)	11,685
502	Xilinx, Inc.	10,275

		132,204

	Software & Services — 6.8%
87	Accenture Ltd. Class A	2,896
1,808	Activision Blizzard, Inc. (D)	22,837
113	Akamai Technologies, Inc. (D)	2,160
309	Alliance Data Systems Corp. (D)	12,715
270	ArcSight, Inc. (D)	4,798
318	BMC Software, Inc. (D)	10,762
79	CACI International, Inc. Class A (D)	3,370
225	Check Point Software Technologies Ltd. ADR (D)	5,285
2,188	Cia Brasileira de Meios de Pagamentos (D)	18,814
177	Cognizant Technology Solutions Corp. (D)	4,721
178	Concur Technologies, Inc. (D)	5,545
514	eBay, Inc. (D)	8,801
120	Equinix, Inc. (D)	8,729
344	Giant Interactive Group, Inc. ADR	2,790
307	Google, Inc. (D)	129,557
182	Mastercard, Inc.	30,400
2,752	Microsoft Corp.	65,422
77	Nintendo Co., Ltd.	21,338
4,417	Oracle Corp.	94,603
259	Red Hat, Inc. (D)	5,222
22	Shanda Interactive Entertainment Ltd. ADR (D)	1,153
487	Sohu.com, Inc. (D)	30,626
194	Symantec Corp. (D)	3,025
103	Visa, Inc.	6,403
92	VistaPrint Ltd. (D)	3,903

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
313	Vocus, Inc. (D)	$6,187
2,831	Western Union Co.	46,431

		558,493

	Technology — 0.0%
283	Polypore International, Inc. (D)	3,145

	Technology Hardware & Equipment — 9.6%
139	Apple, Inc. (D)	19,789
540	Arrow Electronics, Inc. (D)	11,459
188	Avnet, Inc. (D)	3,960
9,568	Cisco Systems, Inc. (D)	178,352
1,804	Corning, Inc.	28,966
1,982	EMC Corp. (D)	25,961
587	Emulex Corp. (D)	5,743
2,668	Flextronics International Ltd. (D)	10,967
2,717	Hewlett-Packard Co.	105,025
27,019	Hon Hai Precision Industry Co., Ltd.	82,858
875	IBM Corp.	91,385
805	JDS Uniphase Corp. (D)	4,603
503	Juniper Networks, Inc. (D)	11,865
3,647	Motorola, Inc.	24,177
496	NCR Corp. (D)	5,862
1,351	NetApp, Inc. (D)	26,648
821	QLogic Corp. (D)	10,406
2,309	Qualcomm, Inc.	104,372
63	Research In Motion Ltd. (D)	4,452
217	Riverbed Technology, Inc. (D)	5,023
1,008	Seagate Technology	10,542
75	Solar Cayman Ltd. (H)(D)(A)	597
213	Starent Networks Corp. (D)	5,192
228	Teradata Corp. (D)	5,350

		783,554

	Telecommunication Services — 1.9%
2,947	AT&T, Inc.	73,199
173	Brasil Telecom S.A. ADR	3,394
1,253	Leap Wireless International, Inc. (D)	41,245
1,109	MetroPCS Communications, Inc. (D)	14,763
806	Mobile Telesystems OJSC ADR	29,780

		162,381

	Transportation — 1.9%
1,050	Air Asia BHD (D)	331
186	C.H. Robinson Worldwide, Inc.	9,705
264	Con-way, Inc.	9,336
9,510	Delta Air Lines, Inc. (D)	55,064
1,083	Deutsche Post AG	14,138
716	FedEx Corp.	39,808
232	J.B. Hunt Transport Services, Inc.	7,071
443	Kansas City Southern (D)	7,140
185	TNT N.V.	3,615
162	United Parcel Service, Inc. Class B	8,073
1,156	US Airways Group, Inc. (D)	2,809

		157,090

	Utilities — 0.8%
226	Entergy Corp.	17,551
342	Exelon Corp.	17,524
60	FirstEnergy Corp.	2,313
746	Northeast Utilities	16,641
193	Wisconsin Energy Corp.	7,845

		61,874

	Total common stocks (cost $8,575,981)	$7,968,943

WARRANTS — 0.0%
	Banks — 0.0%
59	Washington Mutual, Inc. Private Placement (H)(D)(A)	—

	Capital Goods — 0.0%
150	Capstone Turbine Corp. (H)(D)	—

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
510	Novavax, Inc. (H)(D)	—

	Total warrants (cost $ — )	$—

EXCHANGE TRADED FUNDS — 0.6%
	Diversified Financials — 0.1%
123	iShares MSCI Emerging Markets Index Fund	3,961

	Other Investment Pools and Funds — 0.5%
216	S & P 500 Depositary Receipt	$19,836
252	S & P MidCap 400 Depositary Receipts	26,507

	Total exchange traded funds (cost $49,971)	$50,304

Principal
Amount

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	UBS Luxembourg S.A.
$16,280	6.23%, 02/11/2015	$15,873

	Total corporate bonds: investment grade (cost $16,335)	$15,873

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.3%
	Finance — 0.3%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 (I)(L)	$20,330

	Total corporate bonds: non-investment grade (cost $53,133)	$20,330

	Total long-term investments (cost $8,695,420)	$8,055,450

SHORT-TERM INVESTMENTS — 1.8%
	Repurchase Agreements — 1.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,456, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $9,646)
$9,456	0.09%, 6/30/2009	9,456

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $87,067, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $88,808)

$87,067	0.05%, 6/30/2009		$87,067

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $21,895, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $22,332)

21,895	0.09%, 6/30/2009		21,895
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $32,799, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $33,455)
32,799	0.08%, 6/30/2009		32,799
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $29, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $29)
29	0.03%, 6/30/2009		29

			151,246

	Total short-term investments (cost $151,246)		$151,246

	Total investments (cost $8,846,666) (C)	100.1%	$8,206,696
	Other assets and liabilities	(0.1)%	(10,743)

	Total net assets	100.0%	$8,195,953

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 22.1% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $9,407,250 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$560,356
Unrealized Depreciation	(1,760,910)

Net Unrealized Depreciation	$(1,200,554)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $35,158, which represents 0.43% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $29,833, which represents 0.36% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	29,055	Buck Holdings L.P.	$29,086
09/2008	150	Capstone Turbine Corp. Warrants	—
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 — Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	—
03/2007	75	Solar Cayman Ltd. — 144A	1,043
04/2008	469	Washington Mutual, Inc. Private Placement	4,100
07/2008	59	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $35,158 which represents 0.43% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$46	$46	07/01/09	$—
British Pound (Sell)	10,902	10,942	07/01/09	40
Euro (Buy)	159	159	07/01/09	—
Euro (Sell)	2,777	2,775	07/06/09	(2)
Euro (Sell)	1,368	1,373	07/02/09	5
Hong Kong Dollar (Sell)	680	680	07/06/09	—
Singapore Dollar (Buy)	419	418	07/01/09	1
Singapore Dollar (Buy)	346	345	07/02/09	1
Singapore Dollar (Buy)	382	382	07/02/09	—
Swiss Franc (Sell)	5,133	5,141	07/01/09	8

				$53

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$7,968,943	$6,909,810	$1,014,472	$44,661
Corporate Bonds: Investment Grade	15,873	—	15,873	—
Corporate Bonds: Non-Investment Grade	20,330	—	20,330	—
Exchange Traded Funds	50,304	50,304	—	—
Short-Term Investments	151,246	—	151,246	—

Total	$8,206,696	$6,960,114	$1,201,921	$44,661

Other Financial Instruments*	$55	$—	$55	$—

Liabilities:
Other Financial Instruments*	$2	$—	$2	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in			Transfers In
	December 31,	Unrealized		Net	and/or Out of	Balance as of
	2008	Depreciation		Purchases	Level 3	June 30, 2009

Assets:
Common Stock	$46,381	$(336	)*	$1,135	$(2,519)	$44,661
Corporate Bonds	15,599	— (A	)	—	(15,599)	—

Total	$61,980	$(336)		$1,135	$(18,118)	$44,661

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(336).

(A)	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $ — .

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 99.0%
	Automobiles & Components — 0.6%
955	Ford Motor Co. (D)	$5,794

	Banks — 4.3%
414	PNC Financial Services Group, Inc.	16,048
1,174	Wells Fargo & Co.	28,471

		44,519

	Capital Goods — 6.8%
330	Dover Corp.	10,930
40	First Solar, Inc. (D)	6,436
122	Fluor Corp.	6,268
310	Lockheed Martin Corp.	24,961
161	Precision Castparts Corp.	11,736
77	Raytheon Co.	3,417
111	United Technologies Corp.	5,741

		69,489

	Commercial & Professional Services — 0.5%
135	Manpower, Inc. (T)	5,703

	Consumer Services — 1.3%
94	Apollo Group, Inc. Class A (D)(U)	6,657
70	ITT Educational Services, Inc. (D)	7,016

		13,673

	Diversified Financials — 4.0%
184	Ameriprise Financial, Inc.	4,466
1,264	Bank of America Corp.	16,685
139	Goldman Sachs Group, Inc.	20,435

		41,586

	Energy — 8.8%
225	ConocoPhillips Holding Co.	9,480
128	Consol Energy, Inc.	4,361
56	Diamond Offshore Drilling, Inc.	4,609
138	Hess Corp.	7,401
552	Marathon Oil Corp.	16,623
605	Nabors Industries Ltd. (D)	9,423
143	National Oilwell Varco, Inc. (D)	4,677
244	Occidental Petroleum Corp. (T)	16,078
113	Range Resources Corp. (U)	4,687
220	Ultra Petroleum Corp. (D)	8,592
126	XTO Energy, Inc.	4,817

		90,748

	Food & Staples Retailing — 3.5%
223	BJ’s Wholesale Club, Inc. (D)	7,181
469	Supervalu, Inc.	6,079
466	Wal-Mart Stores, Inc.	22,587

		35,847

	Food, Beverage & Tobacco — 6.5%
946	Altria Group, Inc.	15,511
101	Archer Daniels Midland Co.	2,690
145	Lorillard, Inc.	9,847
219	PepsiCo, Inc.	12,058
590	Philip Morris International, Inc.	25,744

		65,850

	Health Care Equipment & Services — 4.1%
55	Humana, Inc. (D)	1,781
209	Medtronic, Inc.	7,282
408	St. Jude Medical, Inc. (D)	16,785
377	UnitedHealth Group, Inc.	9,422
135	Wellpoint, Inc. (D)	6,850

		42,120

	Insurance — 5.1%
294	Allied World Assurance Holdings Ltd.	12,012
466	Axis Capital Holdings Ltd.	12,187
171	Everest Re Group Ltd.	12,246
223	Lincoln National Corp.	3,836
160	Prudential Financial, Inc.	5,937
378	Unum Group	5,993

		52,211

	Materials — 2.1%
345	Cliff’s Natural Resources, Inc.	8,430
95	Freeport-McMoRan Copper & Gold, Inc.	4,780
69	Lubrizol Corp.	3,264
117	Mosaic Co.	5,179

		21,653

	Pharmaceuticals, Biotechnology & Life Sciences — 16.0%
263	Abbott Laboratories	12,362
449	Amgen, Inc. (D)(U)	23,781
781	Bristol-Myers Squibb Co.	15,862
608	Eli Lilly & Co.	21,054
753	Forest Laboratories, Inc. (D)	18,908
223	Gilead Sciences, Inc. (D)	10,450
335	Johnson & Johnson	19,045
418	Merck & Co., Inc.	11,676
362	Pfizer, Inc.	5,430
610	Schering-Plough Corp.	15,311
236	Wyeth	10,721

		164,600

	Real Estate — 0.9%
587	Annaly Capital Management, Inc.	8,890

	Retailing — 5.0%
20	AutoZone, Inc. (D)	3,022
189	Best Buy Co., Inc.	6,336
1,197	Gap, Inc.	19,637
142	Kohl’s Corp. (D)	6,058
335	Macy’s, Inc.	3,939
1,064	Office Depot, Inc. (D)	4,852
243	TJX Cos., Inc.	7,642

		51,486

	Semiconductors & Semiconductor Equipment — 2.5%
256	Intel Corp.	4,238
255	Maxim Integrated Products, Inc.	3,995
892	ON Semiconductor Corp. (D)	6,116
539	Texas Instruments, Inc.	11,470

		25,819

	Software & Services — 9.3%
472	Accenture Ltd. Class A	15,807
148	BMC Software, Inc. (D)(U)	4,991
37	Google, Inc. (D)	15,726
22	Mastercard, Inc.	3,731
1,096	Microsoft Corp.	26,062
985	Oracle Corp.	21,094

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Software & Services — (continued)
181	VeriSign, Inc. (D)		$3,341
306	Western Union Co.		5,010

			95,762

	Technology Hardware & Equipment — 7.2%
140	Apple, Inc. (D)		19,869
558	Cisco Systems, Inc. (D)		10,396
390	Hewlett-Packard Co.		15,058
139	IBM Corp.		14,494
—	Nortel Networks Corp. (D)		—
174	Western Digital Corp. (D)		4,608
1,398	Xerox Corp.		9,060

			73,485

	Telecommunication Services — 2.2%
896	AT&T, Inc.		22,248

	Transportation — 1.4%
182	FedEx Corp.		10,145
139	J.B. Hunt Transport Services, Inc. (U)		4,228

			14,373

	Utilities — 6.9%
119	Edison International		3,753
252	Entergy Corp.		19,527
319	Exelon Corp.		16,331
352	FirstEnergy Corp.		13,629
19	NRG Energy, Inc. (D)		501
51	PG&E Corp.		1,949
609	UGI Corp.		15,523

			71,213

	Total common stocks (cost $1,120,816)		$1,017,069

	Total long-term investments (cost $1,120,816)		$1,017,069

Principal
Amount

SHORT-TERM INVESTMENTS — 0.1%
	Repurchase Agreements — 0.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $95, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $97)
$95	0.09%, 6/30/2009		$95

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $874, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $891)

874	0.05%, 6/30/2009		874

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $220, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $224)

220	0.09%, 6/30/2009		220
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $329, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $336)
329	0.08%, 6/30/2009		329
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $—, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $—)
—	0.03%, 6/30/2009		—

			1,518

	Total short-term investments (cost $1,518)		$1,518

	Total investments (cost $1,122,334) (C)	99.1%	$1,018,587
	Other assets and liabilities	0.9%	9,262

	Total net assets	100.0%	$1,027,849

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,122,334 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$65,985
Unrealized Depreciation	(169,732)

Net Unrealized Depreciation	$(103,747)

(D)	Currently non-income producing.

(U)	At June 30, 2009, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value (W)	Received	(Depreciation)

Amgen, Inc., $57.50, Jul, 2009	383	$8	$21	$13
Apollo Group, $75.00, Jul, 2009	152	15	20	5
BMC Software, Inc. Call, $37.50, Jul, 2009	298	3	19	16
J.B. Hunt Transport Services, Inc. Call, $35.00, Jul, 2009	330	5	29	24
Range Resources Corp. Call, $50.00, Jul, 2009	235	1	36	35

		$32	$125	$93

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

(T)	At June 30, 2009, the sum of securities valued at $2,414 and cash of $2,844 collateralized the maximum delivery obligation of open put options written as follows:

				Unrealized
Issuer/Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value (W)	Received	(Depreciation)

Apple, Inc. Put, $120.00, Jul, 2009	75	$1	$14	$13
FedEx, $45.00, Jul, 2009	199	2	13	11
First Solar, $130.00, Jul, 2009	60	3	13	10
Nabors Industries Ltd. Put, $15.00, Jul, 2009	592	30	35	5
Xerox Corp., $6.00, Jul, 2009	1,535	11	22	11
XTO Energy Corp., $35.00, Jul, 2009	252	13	15	2

		$60	$112	$52

* The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$1,017,069	$1,017,069	$—	$—
Short-Term Investments	1,518	—	1,518	—

Total	1,018,587	1,017,069	1,518	—

Other Financial Instruments*	145	145	—	—

Liabilities:
Other Financial Instruments*	$—	$—	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.8%
	Automobiles & Components — 0.4%
588	Honda Motor Co., Ltd. ADR	$16,088

	Banks — 4.4%
334	M&T Bank Corp.	17,016
760	PNC Financial Services Group, Inc.	29,495
938	SunTrust Banks, Inc.	15,437
1,240	US Bancorp	22,224
1,554	Washington Mutual, Inc. Private Placement (H)(A)	141
4,331	Wells Fargo & Co.	105,068

		189,381

	Capital Goods — 8.6%
284	Boeing Co.	12,053
415	Caterpillar, Inc.	13,718
1,439	Deere & Co.	57,504
534	Eaton Corp.	23,831
1,260	General Electric Co.	14,765
1,073	Honeywell International, Inc.	33,695
875	Illinois Tool Works, Inc.	32,669
679	Lockheed Martin Corp.	54,794
840	Parker-Hannifin Corp.	36,073
1,220	Pentair, Inc.	31,244
509	Raytheon Co.	22,615
620	Siemens AG ADR	42,884

		375,845

	Commercial & Professional Services — 1.6%
1,264	Pitney Bowes, Inc.	27,713
1,509	Waste Management, Inc.	42,499

		70,212

	Diversified Financials — 6.3%
1,245	Ameriprise Financial, Inc.	30,209
3,653	Bank of America Corp.	48,216
161	Goldman Sachs Group, Inc.	23,708
2,283	JP Morgan Chase & Co.	77,859
923	Morgan Stanley	26,309
908	State Street Corp.	42,858
2,055	UBS AG ADR	25,089

		274,248

	Energy — 17.1%
1,871	Anadarko Petroleum Corp.	84,925
1,048	BP plc ADR	49,945
2,180	Chevron Corp.	144,399
755	ConocoPhillips Holding Co.	31,734
1,286	EnCana Corp. ADR	63,632
1,463	Exxon Mobil Corp.	102,311
2,026	Marathon Oil Corp.	61,037
716	Schlumberger Ltd.	38,759
1,859	Total S.A. ADR	100,835
1,593	XTO Energy, Inc.	60,766

		738,343

	Food & Staples Retailing — 1.8%
792	Walgreen Co.	23,297
1,141	Wal-Mart Stores, Inc.	55,255

		78,552

	Food, Beverage & Tobacco — 5.0%
1,524	Nestle S.A. ADR	57,318
1,038	PepsiCo, Inc.	57,054
1,362	Philip Morris International, Inc.	59,410
1,150	SABMiller plc ADR	23,437
652	Unilever N.V.	15,765

		212,984

	Health Care Equipment & Services — 3.6%
803	Covidien plc	30,053
485	McKesson Corp.	21,331
1,818	Medtronic, Inc.	63,444
1,536	UnitedHealth Group, Inc.	38,367

		153,195

	Household & Personal Products — 2.3%
731	Kimberly-Clark Corp.	38,311
1,154	Procter & Gamble Co.	58,980

		97,291

	Insurance — 5.1%
1,261	ACE Ltd.	55,787
1,058	Aflac, Inc.	32,890
998	Marsh & McLennan Cos., Inc.	20,086
1,942	Metlife, Inc.	58,282
478	Principal Financial Group, Inc.	9,011
339	Prudential Financial, Inc.	12,610
792	Travelers Cos., Inc.	32,496

		221,162

	Materials — 3.6%
877	Agrium U.S., Inc.	34,991
180	Air Products and Chemicals, Inc.	11,646
944	Barrick Gold Corp.	31,661
605	BHP Billiton Ltd. ADR	33,101
2,807	International Paper Co.	42,467

		153,866

	Media — 2.5%
1,188	Comcast Corp. Class A	17,211
828	Comcast Corp. Special Class A	11,672
583	McGraw-Hill Cos., Inc.	17,566
1,345	Time Warner, Inc.	33,887
1,135	Walt Disney Co.	26,470

		106,806

	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
664	Abbott Laboratories	31,244
1,284	AstraZeneca plc ADR	56,663
2,381	Bristol-Myers Squibb Co.	48,350
2,569	Eli Lilly & Co.	88,997
306	Johnson & Johnson	17,392
2,275	Merck & Co., Inc.	63,595
3,472	Pfizer, Inc.	52,083
3,470	Schering-Plough Corp.	87,171
481	Teva Pharmaceutical Industries Ltd. ADR	23,738
1,230	Wyeth	55,807

		525,040

	Retailing — 2.1%
1,225	Gap, Inc.	20,092
1,420	Limited Brands, Inc.	16,992
2,570	Staples, Inc.	51,829

		88,913

	Semiconductors & Semiconductor Equipment — 0.8%
1,611	Texas Instruments, Inc.	34,304

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Software & Services — 3.4%
1,576	Accenture Ltd. Class A		$52,746
1,034	Automatic Data Processing, Inc.		36,645
2,426	Microsoft Corp.		57,666

			147,057

	Technology Hardware & Equipment — 5.7%
2,102	Corning, Inc.		33,756
1,441	Hewlett-Packard Co.		55,691
1,162	IBM Corp.		121,357
5,330	Xerox Corp.		34,538

			245,342

	Telecommunication Services — 5.1%
6,946	AT&T, Inc.		172,550
1,521	Verizon Communications, Inc.		46,754

			219,304

	Transportation — 1.4%
657	FedEx Corp.		36,520
455	United Parcel Service, Inc. Class B		22,731

			59,251

	Utilities — 5.8%
2,037	Dominion Resources, Inc.		68,066
1,171	Exelon Corp.		59,943
1,112	FPL Group, Inc.		63,234
1,304	PG&E Corp.		50,133
429	Veolia Environment ADR		12,679

			254,055

	Total common stocks (cost $4,479,310)		$4,261,239

WARRANTS — 0.0%
	Banks — 0.0%
194	Washington Mutual, Inc. Private Placement (H)(D)(A)		—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $4,479,310)		$4,261,239

Principal
Amount

SHORT-TERM INVESTMENTS — 1.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,269, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $3,334)
$3,269	0.09%, 6/30/2009		$3,269

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $30,099, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $30,701)

30,099	0.05%, 6/30/2009		30,099

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $7,569, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $7,720)

7,569	0.09%, 6/30/2009		7,569
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $11,339, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $11,565)
11,338	0.08%, 6/30/2009		11,338
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $10, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $10)
10	0.03%, 6/30/2009		10

			52,285

	Total short-term investments (cost $52,285)		$52,285

	Total investments (cost $4,531,595) (C)	100.0%	$4,313,524
	Other assets and liabilities	—%	909

	Total net assets	100.0%	$4,314,433

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.8% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,551,780 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$355,980
Unrealized Depreciation	(594,236)

Net Unrealized Depreciation	$(238,256)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $141, which represents 0.00% of total net assets.

(D)	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	1,554	Washington Mutual, Inc. Private Placement	$13,600
04/2008	194	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $141 which represents 0.00% of total net assets.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$4,261,239	$4,261,098	$—	$141
Short-Term Investments	52,285	—	52,285	—

Total	$4,313,524	$4,261,098	$52,285	$141

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in		Balance as of
	December 31,	Unrealized		June 30,
	2008	Appreciation		2009

Assets:
Common Stock	$30	$111	*	$141

Total	$30	$111		$141

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $111.

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 99.4%
	Banks — 6.4%
68	Bank of Nova Scotia	$2,531
104	PNC Financial Services Group, Inc.	4,028
60	Toronto-Dominion Bank ADR	3,082
283	Wells Fargo & Co.	6,856

		16,497

	Capital Goods — 7.6%
67	3M Co.	4,045
26	Boeing Co.	1,101
27	Caterpillar, Inc.	879
57	Eaton Corp.	2,560
301	General Electric Co.	3,522
78	Illinois Tool Works, Inc.	2,924
96	PACCAR, Inc.	3,124
17	Schneider Electric S.A.	1,310

		19,465

	Commercial & Professional Services — 3.2%
146	Republic Services, Inc.	3,559
166	Waste Management, Inc.	4,661

		8,220

	Consumer Durables & Apparel — 2.5%
28	Fortune Brands, Inc.	969
63	Mattel, Inc.	1,014
73	Stanley Works	2,481
36	V.F. Corp.	1,982

		6,446

	Diversified Financials — 8.2%
217	Bank of America Corp.	2,858
111	Bank of New York Mellon Corp.	3,257
37	Goldman Sachs Group, Inc.	5,396
274	JP Morgan Chase & Co.	9,349

		20,860

	Energy — 15.9%
106	BP plc ADR	5,049
155	Chevron Corp.	10,249
55	ConocoPhillips Holding Co.	2,310
136	Exxon Mobil Corp.	9,478
102	Marathon Oil Corp.	3,070
78	Occidental Petroleum Corp.	5,160
38	Royal Dutch Shell plc ADR	1,930
64	Total S.A. ADR	3,476

		40,722

	Food & Staples Retailing — 0.8%
96	Sysco Corp.	2,154

	Food, Beverage & Tobacco — 8.7%
216	Altria Group, Inc.	3,542
47	General Mills, Inc.	2,644
23	Lorillard, Inc.	1,538
135	Nestle S.A. ADR	5,073
57	PepsiCo, Inc.	3,149
103	Philip Morris International, Inc.	4,486
78	Unilever N.V. NY Shares ADR	1,886

		22,318

	Household & Personal Products — 1.9%
91	Kimberly-Clark Corp.	4,746

	Insurance — 6.5%
121	ACE Ltd.	5,356
73	Aflac, Inc.	2,266
90	Allstate Corp.	2,184
111	Chubb Corp.	4,410
154	Unum Group	2,438

		16,654

	Materials — 2.9%
38	Air Products and Chemicals, Inc.	2,480
108	E.I. DuPont de Nemours & Co.	2,767
50	PPG Industries, Inc.	2,200

		7,447

	Pharmaceuticals, Biotechnology & Life Sciences — 10.6%
27	Abbott Laboratories	1,284
63	GlaxoSmithKline plc ADR	2,216
133	Johnson & Johnson	7,566
254	Merck & Co., Inc.	7,099
463	Pfizer, Inc.	6,948
45	Wyeth	2,039

		27,152

	Real Estate — 0.4%
29	Regency Centers Corp.	1,026

	Retailing — 6.0%
153	Genuine Parts Co.	5,125
266	Home Depot, Inc.	6,274
72	Sherwin-Williams Co.	3,854

		15,253

	Semiconductors & Semiconductor Equipment — 2.7%
246	Intel Corp.	4,073
135	Texas Instruments, Inc.	2,871

		6,944

	Software & Services — 3.5%
376	Microsoft Corp.	8,938

	Telecommunication Services — 4.2%
296	AT&T, Inc.	7,363
107	Verizon Communications, Inc.	3,296

		10,659

	Utilities — 7.4%
93	American Electric Power Co., Inc.	2,690
120	Dominion Resources, Inc.	4,023
43	Edison International	1,362
28	Entergy Corp.	2,178
48	Exelon Corp.	2,474
107	FPL Group, Inc.	6,086

		18,813

	Total common stocks (cost $290,655)	$254,314

	Total long-term investments (cost $290,655)	$254,314

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $160, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $163)
$160	0.09%, 6/30/2009		$160

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,473, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $1,503)

1,473	0.05%, 6/30/2009		1,473

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $370, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $378)

370	0.09%, 6/30/2009		370
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $555, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $566)
555	0.08%, 6/30/2009		555
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			2,559

	Total short-term investments (cost $2,559)		$2,559

	Total investments (cost $293,214) (C)	100.4%	$256,873
	Other assets and liabilities	(0.4)%	(1,053)

	Total net assets	100.0%	$255,820

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $295,381 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,254
Unrealized Depreciation	(48,762)

Net Unrealized Depreciation	$(38,508)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$254,314	$253,004	$1,310	$—
Short-Term Investments	2,559	—	2,559	—

Total	$256,873	$253,004	$3,869	$—

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 99.1%
	Capital Goods — 9.3%
27	Deere & Co.	$1,059
18	Flowserve Corp.	1,264
11	Fluor Corp.	574
38	Honeywell International, Inc.	1,196
14	Ingersoll-Rand Co. Class A	286
15	Precision Castparts Corp.	1,103

		5,482

	Consumer Durables & Apparel — 3.6%
33	Coach, Inc.	895
61	D.R. Horton, Inc.	575
12	NIKE, Inc. Class B	616

		2,086

	Consumer Services — 1.3%
13	McDonald’s Corp.	753

	Diversified Financials — 2.5%
29	Ameriprise Financial, Inc.	692
26	Bank of America Corp.	346
3	Goldman Sachs Group, Inc.	413

		1,451

	Energy — 8.9%
17	Apache Corp.	1,248
42	Atwood Oceanics, Inc. (D)	1,056
12	Hess Corp.	645
15	Marathon Oil Corp.	455
24	Noble Corp.	711
17	Petroleo Brasileiro S.A. ADR	689
11	Ultra Petroleum Corp. (D)	433

		5,237

	Food & Staples Retailing — 4.0%
48	CVS/Caremark Corp.	1,517
18	Wal-Mart Stores, Inc.	853

		2,370

	Food, Beverage & Tobacco — 1.7%
18	PepsiCo, Inc.	1,000

	Health Care Equipment & Services — 5.4%
16	Covidien plc	580
26	Medtronic, Inc.	921
36	UnitedHealth Group, Inc.	902
16	Wellpoint, Inc. (D)	829

		3,232

	Household & Personal Products — 1.5%
18	Procter & Gamble Co.	915

	Insurance — 3.6%
33	Aflac, Inc.	1,035
90	Assured Guaranty Ltd.	1,114

		2,149

	Materials — 0.5%
6	Freeport-McMoRan Copper & Gold, Inc.	311

	Media — 0.9%
22	Walt Disney Co.	506

	Pharmaceuticals, Biotechnology & Life Sciences — 8.9%
12	Abbott Laboratories	574
10	Amgen, Inc. (D)	529
30	AstraZeneca plc ADR	1,306
23	Celgene Corp. (D)	1,100
11	Cephalon, Inc. (D)	635
9	Genzyme Corp. (D)	518
12	Teva Pharmaceutical Industries Ltd. ADR	597

		5,259

	Retailing — 6.5%
19	Best Buy Co., Inc.	626
18	Kohl’s Corp. (D)	765
43	Lowe’s Co., Inc.	841
45	Nordstrom, Inc.	891
36	Staples, Inc.	732

		3,855

	Semiconductors & Semiconductor Equipment — 3.7%
59	Intel Corp.	983
123	Micron Technology, Inc. (D)	621
29	Texas Instruments, Inc.	611

		2,215

	Software & Services — 16.7%
30	Accenture Ltd. Class A	1,001
31	Alliance Data Systems Corp. (D)	1,293
3	Google, Inc. (D)	1,244
97	Microsoft Corp.	2,303
79	Oracle Corp.	1,686
31	VeriSign, Inc. (D)	563
12	Visa, Inc.	716
65	Western Union Co.	1,063

		9,869

	Technology Hardware & Equipment — 18.6%
11	Apple, Inc. (D)	1,510
92	Cisco Systems, Inc. (D)	1,717
80	Corning, Inc.	1,285
63	EMC Corp. (D)	822
61	Hewlett-Packard Co.	2,338
16	IBM Corp.	1,650
26	NetApp, Inc. (D)	507
27	Qualcomm, Inc.	1,202

		11,031

	Transportation — 1.5%
24	Norfolk Southern Corp.	919

	Total common stocks (cost $60,838)	$58,640

	Total long-term investments (cost $60,838)	$58,640

Principal
Amount

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $25, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $26)
$25	0.09%, 6/30/2009	25

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $234, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $238)

$234	0.05%, 6/30/2009		$234

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $59, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $60)

59	0.09%, 6/30/2009		59
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $88, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $90)
88	0.08%, 6/30/2009		88
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $—, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $—)
—	0.03%, 6/30/2009		—

			406

	Total short-term investments (cost $406)		$406

	Total investments (cost $61,244) (C)	99.8%	$59,046
	Other assets and liabilities	0.2%	142

	Total net assets	100.0%	$59,188

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.3% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $63,477 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,481
Unrealized Depreciation	(7,912)

Net Unrealized Depreciation	$(4,431)

(D)	Currently non-income producing.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$58,640	$58,640	$—	$—
Short-Term Investments	406	—	406	—

Total	$59,046	$58,640	$406	$—

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 63.8%
	Automobiles & Components — 1.4%
41	Daimler AG	$1,501
240	Nissan Motor Co., Ltd	1,455

		2,956

	Banks — 2.4%
130	Banco Santander Central Hispano S.A	1,570
179	BOC Hong Kong Holdings Ltd	311
102	Itau Unibanco Banco Multiplo S.A. ADR	1,607
90	Standard Chartered plc	1,686

		5,174

	Capital Goods — 7.9%
23	Danaher Corp	1,445
34	Deere & Co	1,366
44	Illinois Tool Works, Inc	1,654
28	Lockheed Martin Corp	2,282
32	Parker-Hannifin Corp	1,370
17	Precision Castparts Corp	1,220
30	Siemens AG	2,094
14	Smc Corp	1,493
77	Sunpower Corp. (D)	2,061
27	Vestas Wind Systems A/S (D)	1,965

		16,950

	Consumer Services — 0.6%
198	MGM Mirage, Inc. (D)	1,263

	Diversified Financials — 3.5%
208	Bank of America Corp	2,750
10	Goldman Sachs Group, Inc	1,504
47	JP Morgan Chase & Co	1,596
43	Julius Baer Holding Ltd	1,670

		7,520

	Energy — 6.2%
102	BG Group plc	1,711
37	Canadian Natural Resources Ltd	1,931
20	EOG Resources, Inc	1,365
33	Hess Corp	1,752
47	National Oilwell Varco, Inc. (D)	1,538
44	Petroleo Brasileiro S.A. ADR	1,811
46	Schlumberger Ltd	2,511
47	Seadrill Ltd	673

		13,292

	Food & Staples Retailing — 1.7%
145	Koninklijke Ahold N.V	1,673
42	Metro AG	2,025

		3,698

	Food, Beverage & Tobacco — 2.8%
83	British American Tobacco plc	2,304
15	Carlsberg A/S Class B	942
72	Nestle S.A	2,702

		5,948

	Health Care Equipment & Services — 2.8%
32	Fresenius Medical Care AG & Co	1,424
5	Intuitive Surgical, Inc. (D)	785
52	St. Jude Medical, Inc. (D)	2,125
67	UnitedHealth Group, Inc	1,666

		6,000

	Household & Personal Products — 1.0%
49	Reckitt Benckiser Group plc	2,228

	Insurance — 1.6%
10	Muenchener Rueckversicherungs NPV	1,405
147	Ping An Insurance (Group) Co	983
29	Prudential Financial, Inc	1,087

		3,475

	Materials — 4.9%
55	Barrick Gold Corp	1,845
105	BHP Billiton plc	2,360
19	Monsanto Co	1,405
19	Praxair, Inc	1,350
29	Shin-Etsu Chemical Co., Ltd	1,350
194	Xstrata plc	2,109

		10,419

	Media — 1.3%
104	Comcast Corp. Class A	1,510
182	WPP plc	1,211

		2,721

	Pharmaceuticals, Biotechnology & Life Sciences — 6.2%
37	Abbott Laboratories #	1,717
27	Allergan, Inc. #	1,299
34	Amgen, Inc. (D)#	1,784
55	CSL Ltd	1,428
78	Daiichi Sankyo Co., Ltd	1,383
34	Gilead Sciences, Inc. (D)	1,583
14	Roche Holding AG	1,884
48	Teva Pharmaceutical Industries Ltd. ADR	2,363

		13,441

	Retailing — 3.5%
41	Best Buy Co., Inc	1,386
91	Gap, Inc	1,484
23	Industria de Diseno Textil S.A	1,086
24	Kohl’s Corp. (D)	1,013
388	Li & Fung Ltd	1,036
77	Lowe’s Co., Inc	1,497

		7,502

	Semiconductors & Semiconductor Equipment — 1.7%
78	Altera Corp. #	1,267
99	NVIDIA Corp. (D)	1,118
140	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,315

		3,700

	Software & Services — 4.4%
5	Google, Inc. (D)	2,101
173	Oracle Corp	3,706
27	Visa, Inc	1,675
117	Western Union Co	1,919

		9,401

	Technology Hardware & Equipment — 5.8%
16	Apple, Inc. (D)#	2,222
190	Cisco Systems, Inc. (D)	3,538
41	Hewlett-Packard Co	1,589
75	NetApp, Inc. (D)	1,475
48	Qualcomm, Inc	2,151
20	Research In Motion Ltd. (D)	1,414

		12,389

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
		Telecommunication Services — 4.1%
	60	American Tower Corp. Class A (D)#	$1,882
	209	MetroPCS Communications, Inc. (D)	2,777
	89	Softbank Corp	1,738
	101	Telefonica S.A	2,282

			8,679

		Total common stocks (cost $134,547)	$136,756

Principal
Amount (B)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 2.7%
		Finance — 2.7%
		Banc of America Commercial Mortgage, Inc.
	$660	5.35%, 09/10/2047 (L)	$573
		Bear Stearns Adjustable Rate Mortgage Trust
	206	4.62%, 10/25/2035 (L)	163
		Bear Stearns Commercial Mortgage Securities, Inc.
	595	4.68%, 08/13/2039	548
	450	5.61%, 11/15/2033	454
		Collegiate Funding Services Education Loan Trust I
	109	0.61%, 09/28/2017 (L)	109
		Commercial Mortgage Asset Trust
	199	6.64%, 01/17/2032	200
		Crusade Global Trust
	104	0.67%, 06/17/2037 (L)	91
	70	0.80%, 09/18/2034 (L)	66
	30	1.27%, 01/16/2035 (L)	29
	41	1.31%, 01/17/2034 (L)	39
		CS First Boston Mortgage Securities Corp.
	450	3.94%, 05/15/2038	406
		European Loan Conduit
GBP	55	1.69%, 11/01/2029 (I)(L)	63
		Ford Credit Automotive Owner Trust
	137	0.67%, 06/15/2010 (L)	137
		GE Commercial Loan Trust
	5	1.17%, 07/19/2015 (I)(L)	5
		Goldman Sachs Mortgage Securities Corp. II
	110	0.84%, 03/06/2020 (I)(L)	72
		Heller Financial Commercial Mortgage Asset
	366	7.75%, 01/17/2034	367
		Interstar Millennium Trust
	256	1.34%, 07/07/2034 (L)	233
		Medallion Trust
	158	0.70%, 02/27/2039 (L)	139
	155	0.80%, 12/21/2033 — 05/25/2035 (L)	141
		Morgan Stanley Capital I
	375	5.23%, 09/15/2042	333
		National RMBS Trust
	206	0.72%, 03/20/2034 (L)	190
		New Century Home Equity Loan Trust
	8	0.60%, 03/25/2035 (L)	3
		Nissan Automotive Receivables Owner Trust
	346	5.03%, 05/16/2011	352
		Nomura Asset Securities Corp.
	6	6.59%, 03/15/2030	6
		Prudential Commercial Mortgage Trust
	570	4.49%, 02/11/2036	$538
		Wachovia Bank Commercial Mortgage Trust
	476	0.45%, 07/15/2042 (L)	445
		Westpac Securitisation Trust
	159	0.68%, 03/23/2036 (L)	143

			5,845

		Total asset & commercial mortgage backed securities (cost $6,204)	$5,845

CORPORATE BONDS: INVESTMENT GRADE — 23.7%
		Basic Materials — 0.4%
		Anglo American Capital plc
	$125	9.38%, 04/08/2014 (I)	$136
		Rio Tinto Finance USA Ltd.
	180	9.00%, 05/01/2019	200
		Rio Tinto Finance USA, Ltd.
	280	8.95%, 05/01/2014	311
		Yara International ASA
	235	7.88%, 06/11/2019 (I)	245

			892

		Capital Goods — 0.1%
		Hutchison Whampoa International Ltd.
	215	7.63%, 04/09/2019 (I)	239

		Consumer Cyclical — 0.3%
		DaimlerChrysler NA Holdings Corp.
	485	4.88%, 06/15/2010	485
		Home Depot, Inc.
	310	0.75%, 12/16/2009 (L)	309

			794

		Consumer Staples — 1.0%
		Anheuser-Busch Cos., Inc.
	170	5.50%, 01/15/2018	164
		Cia Brasileira de Bebidas
	300	10.50%, 12/15/2011	345
		Diageo Capital plc
	430	5.20%, 01/30/2013	447
		Kellogg Co.
	430	4.25%, 03/06/2013	443
	325	5.13%, 12/03/2012	347
		Philip Morris International, Inc.
	270	5.65%, 05/16/2018	283

			2,029

		Energy — 0.4%
		EnCana Corp.
	305	5.90%, 12/01/2017	313
		Gaz Capital S.A.
EUR	120	5.88%, 06/01/2015	142
		Halliburton Co.
	155	6.15%, 09/15/2019	168
		Hess Corp.
	140	8.13%, 02/15/2019	159
		Marathon Oil Corp.
	165	7.50%, 02/15/2019	180

			962

		Finance — 7.8%
		Allied World Assurance
	260	7.50%, 08/01/2016	220
		Aviva plc
	400	0.95%, 06/19/2017 (L)	228

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		BAE Systems Holdings, Inc.
	$145	4.95%, 06/01/2014 (I)	$146
	110	6.38%, 06/01/2019 (I)	113
		Bank of America Corp.
EUR	100	4.00%, 03/28/2018 (L)	97
	335	7.38%, 05/15/2014	346
		Capital One Financial Corp.
	85	7.38%, 05/23/2014	88
		COX Communications, Inc.
	440	4.63%, 06/01/2013	433
		Credit Suisse New York
	150	5.00%, 05/15/2013	153
		DBS Bank Ltd.
	250	1.07%, 05/16/2017 (I)(L)	219
		Deutsche Boerse AG
EUR	55	7.50%, 06/13/2038	69
		DNB Nor Bank ASA
EUR	365	1.47%, 05/30/2017 (L)	403
		Eaton Vance Corp.
	125	6.50%, 10/02/2017	118
		European Investment Bank
EUR	795	3.63%, 10/15/2011	1,159
AUD	790	7.00%, 01/24/2012	667
		Federal Republic of Germany
EUR	400	3.75%, 07/04/2013	591
		General Electric Capital Corp.
	125	5.90%, 05/13/2014	127
		Goldman Sachs Group, Inc.
	110	6.00%, 05/01/2014	115
	300	6.15%, 04/01/2018	292
	155	7.50%, 02/15/2019	166
		Honda Canada Finance, Inc.
CAD	275	5.68%, 09/26/2012	242
		HSBC Holdings plc
	340	1.37%, 10/06/2016 (L)	296
		Institut Credito Oficial
AUD	850	5.50%, 03/08/2011	689
		International Lease Finance Corp.
	495	5.40%, 02/15/2012	386
		JP Morgan Chase & Co.
	180	6.30%, 04/23/2019	181
		JP Morgan Chase Bank NA
	555	6.00%, 10/01/2017	540
		Kreditanstalt fuer Wiederaufbau
	1,470	3.25%, 02/15/2011	1,517
AUD	1,650	7.50%, 08/26/2011	1,401
		Merrill Lynch & Co., Inc.
EUR	175	4.63%, 09/14/2018	164
		Metlife Global Funding
GBP	250	5.25%, 01/09/2014	383
		Mizuho Financial Group, Inc.
	300	5.79%, 04/15/2014 (I)	309
		Morgan Stanley
	200	6.63%, 04/01/2018	200
		National Australia Bank Ltd.
EUR	220	4.50%, 06/23/2016 (L)	287
		New York Life Global Funding
EUR	535	3.75%, 10/19/2009	736
		Nordea Bank Ab
	150	0.83%, 06/09/2016 (L)	119
		Northern Trust Co.
GBP	150	5.38%, 03/11/2015	$210
		PNC Funding Corp.
	$135	5.40%, 06/10/2014	137
		Principal Life Income Funding
	160	1.04%, 11/15/2010 (L)	152
		Societe Financement de l’Economie Francaise
	1,025	2.13%, 01/30/2012 (I)	1,026
	760	3.38%, 05/05/2014 (I)	762
		Southern Capital Corp.
	85	5.70%, 06/30/2022 (I)	42
		Standard Chartered Bank
	425	6.40%, 09/26/2017 (I)	384
		Svenska Handelsbanken Ab
EUR	350	1.61%, 10/19/2017 (L)	395
		Temasek Financial I Ltd.
	320	4.50%, 09/21/2015 (I)	327

			16,635

		Foreign Governments — 10.1%
		Australian Government
AUD	660	6.00%, 02/15/2017	551
		Belgium Kingdom
EUR	150	5.00%, 03/28/2035	223
		Bundesrepublic Deutschland
EUR	525	5.25%, 01/04/2011	782
		Buoni Poliennali Del Tes
EUR	615	6.00%, 05/01/2031	942
		Caisse D’Amort Dette Soc.
EUR	1,850	4.50%, 09/04/2013	2,758
		Canadian Government
CAD	240	3.75%, 06/01/2012	217
CAD	310	5.75%, 06/01/2033	339
		Denmark (Kingdom of)
DKK	1,125	4.00%, 11/15/2015	219
DKK	225	4.50%, 11/15/2039	44
		Deutschland Bundesrepublic
EUR	300	4.25%, 07/04/2018	452
EUR	150	4.75%, 07/04/2034	224
		Finnish Government
EUR	75	4.38%, 07/04/2019	110
		Irish Government
EUR	100	4.40%, 06/18/2019	127
		Italy (Republic of)
	225	5.25%, 09/20/2016	232
		Japanese Government
JPY	161,000	0.50%, 01/15/2011	1,678
JPY	464,150	0.70%, 12/20/2013	4,829
JPY	222,700	1.30%, 12/20/2018	2,312
JPY	124,950	1.80%, 06/20/2017	1,366
JPY	151,450	2.10%, 12/20/2027	1,596
		Kommunalbanken AS
	350	3.38%, 11/15/2011	359
		Malaysian Government
MYR	250	5.73%, 07/30/2019	79
		Mexican Bonds
MXP	1,800	10.00%, 12/05/2024	155
		Netherlands Government
EUR	100	4.00%, 01/15/2037	133
		Norwegian Government
NOK	825	5.00%, 05/15/2015	138
		Poland Government
PLN	580	6.25%, 10/24/2015	185

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Foreign Governments — (continued)
		Singapore Government
SGD	1,545	3.63%, 07/01/2014	$1,171
		South Africa (Republic of)
ZAR	1,225	8.25%, 09/15/2017	153
		Swedish Government
SEK	1,795	4.50%, 08/12/2015	252

			21,626

		Health Care — 0.6%
		Amgen, Inc.
	$90	5.70%, 02/01/2019	95
		CVS Caremark Corp.
	375	0.97%, 06/01/2010 (L)	372
	190	5.75%, 06/01/2017	191
		Pfizer, Inc.
	150	6.20%, 03/15/2019	164
		Schering-Plough Corp.
EUR	300	5.38%, 10/01/2014	441

			1,263

		Services — 0.4%
		Comcast Corp.
	800	1.44%, 07/14/2009 (L)	800

		Technology — 2.5%
		Cingular Wireless Services, Inc.
	475	7.88%, 03/01/2011 #	512
		Hewlett-Packard Co.
	350	1.75%, 05/27/2011 (L)	354
		Koninklijke KPN N.V.
EUR	65	6.25%, 02/04/2014	99
		OTE plc
EUR	215	5.38%, 02/14/2011	312
		Siemens Finance
	1,330	0.96%, 08/14/2009 (I)(L)	1,329
		Telemar Norte Leste S.A.
	205	9.50%, 04/23/2019 (I)	223
		Time Warner Cable, Inc.
	290	5.85%, 05/01/2017	289
	125	7.50%, 04/01/2014	138
		Verizon Communications, Inc.
	240	4.35%, 02/15/2013	245
		Verizon New England, Inc.
	375	6.50%, 09/15/2011	399
		Verizon Wireless
	875	3.32%, 05/20/2011 (I)(L)	901
	395	5.55%, 02/01/2014 (I)	419

			5,220

		Utilities — 0.1%
		NSTAR
	300	8.00%, 02/15/2010	311

		Total corporate bonds: investment grade (cost $50,866)	$50,771

U.S. GOVERNMENT AGENCIES — 7.5%
		Federal Home Loan Mortgage Corporation — 2.3%
	$1,538	0.67%, 11/15/2036 (L)	$1,502
	253	4.02%, 04/01/2029 (L)	257
	530	5.50%, 08/01/2019 — 08/15/2039 (Q)	551
	2,500	6.00%, 08/15/2039 (Q)	2,600

			4,910

		Federal National Mortgage Association — 5.0%
	330	0.71%, 06/25/2036 (L)	320
	525	2.75%, 02/05/2014	525
	1,100	4.50%, 07/15/2022 — 08/15/2039 (Q)	1,106
	929	4.78%, 02/01/2014 (S)(L)	971
	1,479	4.97%, 12/01/2013 (S)	1,560
	2,039	5.00%, 02/01/2019 — 08/01/2038	2,093
	2,906	5.50%, 04/01/2034 — 10/01/2036	3,007
	672	6.50%, 11/01/2013 — 05/01/2036	717
	4	7.00%, 02/01/2029	4

			10,303

		Government National Mortgage Association — 0.2%
	298	6.00%, 11/15/2028 — 06/15/2035	313
	37	6.50%, 10/15/2028	40
	309	7.50%, 09/16/2035	338
	35	8.00%, 10/15/2029 — 12/15/2030	40

			731

		Total U.S. government agencies (cost $15,508)	$15,944

U.S. GOVERNMENT SECURITIES — 1.1%
		U.S. Treasury Securities — 1.1%
		U.S. Treasury Bonds — 0.9%
	$1,725	4.50%, 05/15/2038	$1,781
	100	5.38%, 02/15/2031	114

			1,895

		U.S. Treasury Notes — 0.2%
	75	0.88%, 03/31/2011	75
	75	3.13%, 04/30/2013	78
	10	3.13%, 08/31/2013	10
	95	3.75%, 11/15/2018	97
	265	3.88%, 05/15/2018	273

			533

			2,428

		Total U.S. government securities (cost $2,405)	$2,428

		Total long-term investments (cost $209,530)	$211,744

SHORT-TERM INVESTMENTS — 2.9%
		Repurchase Agreements — 2.9%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $385, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $393)
	$385	0.09%, 6/30/2009	$385

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,546, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $3,617)

	3,546	0.05%, 6/30/2009	3,546

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $892, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $910)

	892	0.09%, 6/30/2009	892

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,336, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,363)
$1,336	0.08%, 6/30/2009		$1,336
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			6,160

	Total short-term investments (cost $6,160)		$6,160

	Total investments (cost $215,690) (C)	101.7%	$217,904
	Other assets and liabilities	(1.7)%	(3,640)

	Total net assets	100.0%	$214,264

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 46.0% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $218,381 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,963
Unrealized Depreciation	(13,440)

Net Unrealized Depreciation	$(477)

(D)	Currently non-income producing.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $6,960, which represents 3.25% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $4,008.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar	MYR	— Malaysian Ringgit
CAD	— Canadian Dollar	NOK	— Norwegian Krone
DKK	— Denmark Krone	PLN	— Polish New Zloty
EUR	— EURO	SEK	— Swedish Krona
GBP	— British Pound	SGD	— Singapore Dollar
JPY	— Japanese Yen	ZAR	— South African Rand
MXP	— Mexican Peso

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	2	Short	Sep 2009	$—
5 Year U.S. Treasury Note	46	Short	Sep 2009	(27)
10 Year U.S. Treasury Note	9	Short	Sep 2009	2
90 Day Euro	12	Short	Sep 2009	(7)
3 Month Euro-Euribor	2	Short	Sep 2009	–
AUST 10 Year Bond	8	Long	Sep 2009	2
AUST 3 Year Bond	37	Short	Sep 2009	12
Canadian 10 Year Bond	1	Long	Sep 2009	–
DJ Euro STOXX 50	73	Short	Sep 2009	49
Euro Bond	34	Long	Sep 2009	86
Euro Bond	45	Long	Sep 2009	70
Euro BUXL 30 Year Bond	6	Long	Sep 2009	16
Euro-Schatz	22	Long	Sep 2009	10
FTSE 100 IDX	28	Short	Sep 2009	48
Japan 10Y Bond	1	Long	Sep 2009	23
Long Gilt	12	Long	Sep 2009	36
S&P 500 Mini	155	Short	Sep 2009	155
S&P/TSE 60 Index	8	Short	Sep 2009	24
Topix Index	20	Short	Sep 2009	20
U.S. Long Bond	12	Long	Sep 2009	21

				$540

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)
Australian Dollar (Sell)	$174	$174	07/01/09	$—
Australian Dollar (Buy)	472	470	09/16/09	2
Australian Dollar (Sell)	72	73	09/16/09	1
Australian Dollar (Buy)	44	44	09/16/09	—
Australian Dollar (Sell)	3,993	3,957	09/16/09	(36)
British Pound (Buy)	706	708	07/01/09	(2)
British Pound (Buy)	523	525	07/02/09	(2)
British Pound (Buy)	142	143	09/16/09	(1)
British Pound (Sell)	2,281	2,269	09/18/09	(12)
British Pound (Buy)	282	279	09/16/09	3
British Pound (Sell)	1,234	1,243	09/16/09	9
British Pound (Buy)	280	277	09/18/09	3
Canadian Dollar (Buy)	192	202	09/16/09	(10)
Canadian Dollar (Buy)	104	107	09/17/09	(3)
Canadian Dollar (Sell)	70	72	07/27/09	2
Canadian Dollar (Sell)	928	970	09/16/09	42
Canadian Dollar (Sell)	1,009	1,038	09/17/09	29
Chilean Peso (Sell)	11	11	07/27/09	—
Chinese Renminbi (Buy)	859	869	09/02/09	(10)
Chinese Renminbi (Sell)	2,113	2,058	09/02/09	(55)
Chinese Renminbi (Sell)	210	203	02/22/10	(7)
Chinese Renminbi (Buy)	1,256	1,240	09/02/09	16
Chinese Renminbi (Buy)	210	209	02/22/10	1
Czech Koruna (Buy)	129	125	09/16/09	4
Czech Koruna (Sell)	98	96	09/16/09	(2)
Danish Krone (Buy)	47	47	09/16/09	—
Danish Krone (Sell)	267	264	09/16/09	(3)
Danish Krone (Sell)	1,407	1,259	03/05/10	(148)
Danish Krone (Buy)	235	232	09/16/09	3
Euro (Buy)	41	41	07/02/09	—
Euro (Buy)	264	274	09/02/09	(10)
Euro (Buy)	1,121	1,132	09/16/09	(11)
Euro (Sell)	13,343	13,308	09/16/09	(35)
Euro (Sell)	2,829	2,790	09/18/09	(39)
Euro (Sell)	457	459	07/01/09	2
Euro (Sell)	754	757	07/02/09	3
Euro (Buy)	443	404	09/02/09	39
Euro (Sell)	533	544	09/02/09	11

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

(continued)
Forward Foreign Currency Contracts Outstanding at June 30, 2009
				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$3,249	$3,237	09/16/09	$12
Euro (Sell)	2,260	2,276	09/16/09	16
Euro (Buy)	300	299	09/18/09	1
Hong Kong Dollar (Buy)	316	316	07/02/09	—
Hong Kong Dollar (Buy)	143	144	06/12/12	(1)
Hungarian Forint (Buy)	253	246	09/16/09	7
Hungarian Forint (Sell)	222	208	09/16/09	(14)
Indian Rupee (Buy)	369	368	07/27/09	1
Israeli New Shekel (Buy)	360	360	09/16/09	—
Israeli New Shekel (Sell)	168	165	09/16/09	(3)
Israeli New Shekel (Buy)	48	48	09/16/09	—
Japanese Yen (Buy)	479	482	09/10/09	(3)
Japanese Yen (Sell)	2,387	2,336	09/10/09	(51)
Japanese Yen (Buy)	357	359	09/16/09	(2)
Japanese Yen (Sell)	449	448	09/16/09	(1)
Japanese Yen (Buy)	84	82	09/16/09	2
Japanese Yen (Sell)	11,699	11,702	09/16/09	3
Malaysian Ringgit (Sell)	84	85	09/16/09	1
Malaysian Ringgit (Sell)	48	48	09/16/09	—
Mexican New Peso (Buy)	89	88	09/17/09	1
Mexican New Peso (Sell)	163	162	09/17/09	(1)
New Zealand Dollar (Buy)	216	210	09/16/09	6
New Zealand Dollar (Buy)	90	90	09/16/09	—
New Zealand Dollar (Sell)	286	277	09/16/09	(9)
Norwegian Krone (Buy)	916	940	09/16/09	(24)
Norwegian Krone (Sell)	60	60	09/16/09	—
Norwegian Krone (Buy)	433	431	09/16/09	2
Norwegian Krone (Sell)	675	683	09/16/09	8
Polish Zloty (Buy)	351	347	09/16/09	4
Polish Zloty (Sell)	201	202	09/16/09	1
Polish Zloty (Buy)	224	217	09/17/09	7
Polish Zloty (Buy)	255	257	09/16/09	(2)
Polish Zloty (Sell)	927	906	09/16/09	(21)
Polish Zloty (Sell)	224	223	09/17/09	(1)
Republic of Korea Won (Buy)	144	143	09/16/09	1
Republic of Korea Won (Sell)	17	17	09/16/09	—
Republic of Korea Won (Sell)	70	70	09/16/09	—
Singapore Dollar (Buy)	283	282	09/16/09	1
Singapore Dollar (Sell)	1,208	1,212	09/16/09	4
Singapore Dollar (Buy)	142	142	09/16/09	—
Singapore Dollar (Sell)	145	144	09/16/09	(1)
South African Rand (Sell)	171	163	09/16/09	(8)
South African Rand (Buy)	7	7	09/16/09	—
Swedish Krona (Buy)	719	722	09/16/09	(3)
Swedish Krona (Sell)	115	113	09/16/09	(2)
Swedish Krona (Buy)	170	166	09/16/09	4
Swedish Krona (Sell)	1,039	1,052	09/16/09	13
Swiss Franc (Buy)	773	781	09/16/09	(8)
Swiss Franc (Sell)	358	358	09/16/09	—
Swiss Franc (Sell)	1,081	1,093	09/16/09	12
Taiwanese Dollar (Buy)	14	14	07/27/09	—
Taiwanese Dollar (Sell)	14	14	07/27/09	—

				$(264)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2009

Percentage of
Country	Net Assets
Australia	1.7%

Belgium	0.1

Brazil	2.0

Canada	3.0

China	0.5

Denmark	1.4

Finland	0.0

France	2.2

Germany	6.1

Hong Kong	0.6

Ireland	0.1

Israel	1.1

Italy	0.5

Japan	8.8

Luxembourg	0.6

Malaysia	0.0

Mexico	0.1

Netherlands	1.6

Norway	0.9

Poland	0.1

Singapore	0.7

South Africa	0.1

Spain	2.6

Sweden	0.4

Switzerland	3.0

Taiwan	0.6

United Kingdom	7.2

United States	52.8

Short-Term Investments	2.9

Other Assets and Liabilities	(1.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Asset & Commercial Mortgage Backed Securities	$5,845	$–	$5,541	$304
Common Stocks	136,756	87,074	49,682	—
Corporate Bonds: Investment Grade	50,771	—	50,771	—
U.S. Government Agencies	15,944	—	15,944	—
U.S. Government Securities	2,428	—	2,428	—
Short-Term Investments	6,160	—	6,160	—

Total	$217,904	$87,074	$130,526	$304

Other Financial Instruments (Q)	$851	$574	$277	$–

Liabilities:
Other Financial Instruments (Q)	$575	$34	$541	$–

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Transfers In
	December 31,	Realized Gain	Unrealized			and/or Out of	Balance as of
	2008	(Loss)	Appreciation		Net Sales	Level 3	June 30, 2009

Assets:
Asset & Commercial Mortgage Backed Securities	1,027	—	11	*	(333)	(401)	304
Corporate Bonds	86	—	—	(A)	—	(86)	—

Total	$1,113	$—	$11		$(333)	$(487)	$304

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(4).

(A)	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.1%
	Automobiles & Components — 1.6%
2	Daimler AG	$77
34	Ford Motor Co. (D)	206
22	Honda Motor Co., Ltd.	606
2	Johnson Controls, Inc.	46
5	Michelin (C.G.D.E.) Class B	283
5	Peugeot S.A.	135

		1,353

	Banks — 9.3%
41	Banco do Estado do Rio Grande do Sul S.A.	163
6	Banco Latinoamericano de Exportaciones S.A. ADR Class E	68
16	Banco Santander Central Hispano S.A.	192
127	Bangkok Bank plc	417
20	Bank of Nova Scotia	737
1	BNP Paribas	88
64	Citizens Republic Bancorp, Inc. (D)	45
10	Comerica, Inc.	212
319	Dah Sing Banking Group Ltd.	314
51	DBS Group Holdings Ltd.	410
85	DNB Nor ASA (D)	651
2	Gronlandsbanken	134
2	HDFC Bank Ltd. ADR	201
34	HSBC Holding plc	279
45	Intesa Sanpaolo	146
34	Itau Unibanco Banco Multiplo S.A. ADR	542
9	Mitsubishi UFJ Financial Group, Inc.	57
14	Nordea Bank AB	109
15	Oversea-Chinese Banking Corp., Ltd.	71
1	PNC Financial Services Group, Inc.	33
69	Popular, Inc.	151
—	Ringkjoebing Landbobank (D)	28
4	Societe Generale Class A	219
18	Sparebanken Midt-Norge	120
35	Standard Chartered plc	661
7	Toronto-Dominion Bank	367
13	Toronto-Dominion Bank ADR	678
46	Washington Mutual, Inc. Private Placement (H)(A)	4
10	Webster Financial Corp.	80
21	Wells Fargo & Co.	502

		7,679

	Capital Goods — 5.0%
2	AMETEK, Inc.	53
2	Assa Abloy Ab	22
20	BAE Systems plc	114
4	BE Aerospace, Inc. (D)	60
1	Carlisle Cos., Inc.	17
56	China State Construction International Holdings Ltd.	19
3	Danaher Corp.	194
2	Deere & Co.	91
1	Dover Corp.	24
2	Finmeccanica S.p.A	34
—	Flowserve Corp.	18
—	Fluor Corp.	25
55	General Electric Co.	647
40	Hino Motors Ltd.	125
3	Hochtief AG	171
2	Honeywell International, Inc.	73
5	Illinois Tool Works, Inc.	200
3	Ingersoll-Rand Co. Class A	62
5	Lockheed Martin Corp.	364
4	Parker-Hannifin Corp.	155
5	Pentair, Inc.	129
1	Precision Castparts Corp.	87
2	Raytheon Co.	104
3	Rockwell Automation, Inc.	90
30	Rolls-Royce Group plc (H)	177
5	Siemens AG	352
—	Smc Corp.	16
7	Spirit Aerosystems Holdings, Inc. (D)	95
4	Teledyne Technologies, Inc. (D)	116
6	United Technologies Corp.	316
2	Vinci S.A.	93
10	Volvo Ab Class B	62

		4,105

	Commercial & Professional Services — 0.0%
1	Manpower, Inc.	25

	Consumer Durables & Apparel — 1.1%
202	Anta Sports Products Ltd.	251
279	China Dongxiang Group Co.	187
9	Fortune Brands, Inc.	315
9	MRV Engenharia e Participacoes S.A.	119
15	Peace Mark Holdings Ltd. (H)(A)	–
37	Ports Design Ltd.	87

		959

	Consumer Services — 1.1%
2	Accor S.A.	67
3	Apollo Group, Inc. Class A (D)	219
4	Bally Technologies, Inc. (D)	116
418	Galaxy Entertainment Group Ltd. (D)	109
—	Home Inns & Hotels Management, Inc. (D)	1
—	Megastudy Co., Ltd.	89
502	NagaCorp Ltd.	67
2	Penn National Gaming, Inc. (D)	68
5	Sonic Corp. (D)	47
3	WMS Industries, Inc. (D)	93

		876

	Diversified Financials — 4.1%
12	Ameriprise Financial, Inc.	281
41	Bank of America Corp.	546
26	BM & F Bovespa S.A.	155
7	Deutsche Boerse AG	580
45	Fortis	153
4	Goldman Sachs Group, Inc.	622
1	Groupe Bruxelles Lambert S.A.	60
5	Invesco Ltd.	82
11	Julius Baer Holding Ltd.	442
1	Moody’s Corp.	19
16	Nasdaq OMX Group, Inc. (D)	341
13	UBS AG	157

		3,438

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Energy — 11.5%
2	Anadarko Petroleum Corp.	$73
4	Baker Hughes, Inc.	157
35	BG Group plc	583
46	BP plc	361
10	BP plc ADR	473
3	Cabot Oil & Gas Corp.	85
10	Canadian Natural Resources Ltd. ADR	533
4	Canadian Oil SandsTrust	94
3	Chesapeake Energy Corp.	58
3	Chevron Corp.	216
171	China Shenhua Energy Co., Ltd.	624
3	ConocoPhillips Holding Co.	106
2	Consol Energy, Inc.	77
7	Devon Energy Corp.	355
2	Enbridge Energy Management (D)	68
3	EnCana Corp. ADR	149
2	Eni S.p.A. ADR	115
6	EOG Resources, Inc.	392
12	Exxon Mobil Corp.	866
8	Halliburton Co.	157
2	Hess Corp.	88
2	Husky Energy, Inc.	61
45	Lundin Petroleum Ab (D)	347
3	Marathon Oil Corp.	91
1	Newfield Exploration Co. (D)	36
5	Noble Energy, Inc.	279
25	OAO Gazprom Class S ADR	513
3	Occidental Petroleum Corp.	228
11	OMV AG	404
2	Overseas Shipholding Group, Inc.	67
2	Peabody Energy Corp.	54
2	Petro-Canada	87
3	PetroChina Co. Ltd. ADR	386
5	Petroleo Brasileiro S.A. ADR	185
1	Reliance Industries GDR (I)(D)	85
3	Royal Dutch Shell plc ADR	131
4	Schlumberger Ltd.	211
5	Suncor Energy, Inc. ADR	152
2	Teekay Tankers Ltd.	18
3	Total S.A. ADR	162
1	Transocean, Inc. (D)	61
3	Tsakos Energy Navigation Ltd.	42
1	Ultra Petroleum Corp. (D)	35
4	Valero Energy Corp.	67
10	Weatherford International Ltd. (D)	189
2	Williams Cos., Inc.	27
1	XTO Energy, Inc.	33

		9,581

	Food & Staples Retailing — 0.5%
3	Walgreen Co.	80
5	Wal-Mart Stores, Inc.	247
3	Woolworths Ltd.	62

		389

	Food, Beverage & Tobacco — 6.5%
12	Altria Group, Inc.	204
24	British American Tobacco plc	665
7	Carlsberg A/S Class B	424
3	Cental Euro Distribution Corp. (D)	81
12	China Mengniu Dairy Co.	27
29	China Yurun Food Group Ltd.	43
6	Coca-Cola Enterprises, Inc.	106
4	Coca-Cola Hellenic Bottling	74
2	Coca-Cola Icecek	14
9	Cosan Ltd. (D)	47
14	Cott Corp. (D)	79
197	Golden Agri Resources Ltd.	51
34	Golden Agri-Resources — Rights (H)	5
2	Groupe Danone	91
7	Heineken N.V.	269
2	Hormel Foods Corp.	61
21	Imperial Tobacco Group plc	545
6	Kellogg Co.	257
2	Lorillard, Inc.	150
46	Marine Harvest (D)	31
27	Nestle S.A.	1,027
1	Perdigao S.A. (D)	39
10	Philip Morris International, Inc.	416
66	Premier Foods plc	40
5	Ralcorp Holdings, Inc. (D)	280
3	Swedish Match Ab	48
7	Unilever N.V. CVA	162
2	Wimm-Bill-Dann Foods (D)	96

		5,332

	Health Care Equipment & Services — 4.4%
4	Amerisource Bergen Corp.	79
6	Baxter International, Inc.	309
2	Beckman Coulter, Inc.	137
1	Becton, Dickinson & Co.	86
3	Cardinal Health, Inc.	84
1	Community Health Systems, Inc. (D)	21
2	Coventry Health Care, Inc. (D)	46
14	Covidien plc	523
1	Eclipsys Corp. (D)	18
4	Health Management Associates, Inc. Class A (D)	22
8	Hospira, Inc. (D)	292
1	Humana, Inc. (D)	46
6	McKesson Corp.	260
16	Medtronic, Inc.	569
8	SSL International plc	70
5	St. Jude Medical, Inc. (D)	210
2	Synthes, Inc.	161
22	UnitedHealth Group, Inc.	548
3	Wellpoint, Inc. (D)	132

		3,613

	Household & Personal Products — 0.4%
18	Dabur India Ltd.	47
5	Hengan International Group Co., Ltd.	23
1	Herbalife Ltd.	36
29	Marico Ltd.	45
1	Oriflame Cosmetics S.A. ADR	63
1	Reckitt Benckiser Group plc	56

		270

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Insurance — 2.5%
14	ACE Ltd.	$615
3	Aflac, Inc.	87
2	Everest Re Group Ltd.	171
11	Hilltop Holdings, Inc. (D)	134
6	Marsh & McLennan Cos., Inc.	125
7	Paris RE Holdings Ltd.	105
5	Platinum Underwriters Holdings Ltd.	143
2	Principal Financial Group, Inc.	43
3	Prudential Financial, Inc.	97
2	Transatlantic Holdings, Inc.	82
20	Unum Group	319
1	Zurich Financial Services AG	139

		2,060

	Materials — 8.0%
1	Agnico Eagle Mines Ltd.	76
1	Agrium, Inc.	34
1	Air Products and Chemicals, Inc.	90
3	Albemarle Corp.	66
1	Anglo American Platinum Co., Ltd.	52
4	Anglo American plc	116
12	Aquarius Platinum Ltd.	45
5	Barrick Gold Corp.	170
8	BASF SE	313
4	BHP Billiton Ltd. ADR	207
5	BHP Billiton plc	105
3	Celanese Corp.	82
9	CRH plc	196
3	Croda International plc	29
6	Cytec Industries, Inc.	120
8	FMC Corp.	392
1	Freeport-McMoRan Copper & Gold, Inc.	38
399	Huabao International Holdings Ltd.	385
1	Martin Marietta Materials, Inc.	57
1	Monsanto Co.	108
8	Mosaic Co.	355
3	Newmont Mining Corp.	123
3	Potash Corp. of Saskatchewan, Inc.	237
4	Potash Corp. of Saskatchewan, Inc. ADR	386
3	Praxair, Inc.	198
22	Rexam plc	105
27	Rhodia S.A.	203
3	Rio Tinto Ltd.	120
2	Rio Tinto Ltd. — Rights (H)	29
8	Rio Tinto plc	293
4	Rio Tinto plc Rights	51
6	Shin-Etsu Chemical Co., Ltd.	290
28	Solutia, Inc. (D)	162
15	Teck Cominco Ltd. Class B	241
23	Vale S.A. — SP ADR	414
17	Vedanta Resources plc	358
33	Xstrata plc	363

		6,609

	Media — 1.4%
1	Arbitron, Inc.	11
6	Comcast Corp. Class A	90
2	Comcast Corp. Special Class A	23
1	DirecTV Group, Inc. (D)	29
—	Discovery Communications, Inc. (D)	11
2	DreamWorks Animation SKG, Inc. (D)	53
1	Elsevier N.V	16
—	Marvel Entertainment, Inc. (D)	10
5	McGraw-Hill Cos., Inc.	136
26	Reed Elsevier Capital, Inc.	191
—	Scripps Networks Interactive Class A	9
13	SES Global S.A.	243
2	Time Warner Cable, Inc.	50
3	Time Warner, Inc.	76
—	Viacom, Inc. Class B (D)	10
3	Vivendi S.A.	68
4	Walt Disney Co.	84
11	WPP plc	70

		1,180

	Pharmaceuticals, Biotechnology & Life Sciences — 10.7%
2	Abbott Laboratories	105
6	Amgen, Inc. (D)	317
9	Amylin Pharmaceuticals, Inc. (D)	117
2	Astellas Pharma, Inc.	84
5	AstraZeneca plc	233
7	AstraZeneca plc ADR	288
3	Cephalon, Inc. (D)	142
18	Daiichi Sankyo Co., Ltd.	318
18	Eisai Co., Ltd.	633
33	Elan Corp. plc ADR (D)	208
14	Eli Lilly & Co.	484
9	Forest Laboratories, Inc. (D)	218
3	Genzyme Corp. (D)	153
5	Gilead Sciences, Inc. (D)	247
2	H. Lundbeck A/S	42
2	Ipsen	71
3	Johnson & Johnson	150
5	King Pharmaceuticals, Inc. (D)	50
3	Laboratorios Almiral S.A.	36
5	Medicines Co. (D)	45
27	Merck & Co., Inc.	747
2	OSI Pharmaceuticals, Inc. (D)	52
3	PAREXEL International Corp. (D)	46
64	Pfizer, Inc.	963
5	Regeneron Pharmaceuticals, Inc. (D)	82
3	Roche Holding AG	342
2	Sanofi-Aventis S.A.	131
6	Sanofi-Aventis S.A. ADR	166
22	Schering-Plough Corp.	551
17	Shionogi & Co., Ltd.	319
18	Teva Pharmaceutical Industries Ltd. ADR	895
6	UCB S.A.	201
3	Vertex Pharmaceuticals, Inc. (D)	108
2	Watson Pharmaceuticals, Inc. (D)	64
4	Wyeth	200

		8,808

	Real Estate — 1.7%
2	AMB Property Corp.	43
1	Boston Properties, Inc.	24
46	Brasil Brokers Participacoes	66
—	Brasil Brokers Participacoes — Rights	—
2	Brookfield Asset Management, Inc.	41

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Real Estate — (continued)
1	CB Richard Ellis Group, Inc. Class A (D)	$6
5	China Overseas Land & Investment Ltd.	12
5	China Resources Land Ltd.	11
1	Cyrela Commercial Properties S.A. EmpreendimentoseParticicpacoes	3
32	DB Rreef Trust	19
11	Diamondrock Hospitality	69
2	Douglas Emmett, Inc.	17
1	Equity Residential Properties Trust	21
14	Forest City Enterprises, Inc. Class A	94
2	Hang Lung Properties Ltd.	7
4	Host Hotels & Resorts, Inc.	31
2	Kerry Properties Ltd.	6
5	Kimco Realty Corp.	51
1	Liberty International plc	4
11	Link Reit	23
15	Mitsubishi Estate Co., Ltd.	249
—	Multiplan Empreendimentos Imobiliarios S.A.	4
—	Public Storage	29
1	Regency Centers Corp.	39
2	RioCan Real Estate Investment Trust	20
1	Simon Property Group, Inc.	30
9	Sino-Ocean Land Holdings Ltd.	10
5	Sun Hung Kai Properties Ltd.	57
2	Unibail	233
3	Vornado Realty Trust	146
2	Westfield Group	21
2	Wharf Holdings Ltd.	8

		1,394

	Retailing — 4.5%
5	361 Degrees International Ltd. (D)	3
1	Advance Automotive Parts, Inc.	60
9	American Eagle Outfitters, Inc.	128
2	AutoZone, Inc. (D)	231
4	B2W Companhia Global do Varejo	65
9	Best Buy Co., Inc.	315
9	Esprit Holdings Ltd.	49
28	Gap, Inc.	455
93	Golden Eagle Retail Group Ltd.	108
11	Home Depot, Inc.	264
62	Kingfisher plc	183
3	Kohl’s Corp. (D)	134
1	Lotte Shopping Co. (D)	260
60	Marks & Spencer Group plc	305
2	Next plc	38
84	Parkson Retail Group Ltd.	119
3	Pinault-Printemps-Redoute S.A.	249
3	Ross Stores, Inc.	107
1	Sherwin-Williams Co.	54
20	Staples, Inc.	396
2	Target Corp.	91
3	TJX Cos., Inc.	93

		3,707

	Semiconductors & Semiconductor Equipment — 0.9%
6	ASM Pacific Technology	33
3	Atheros Communications, Inc. (D)	53
9	Intel Corp.	142
2	Lam Research Corp. (D)	41
6	Maxim Integrated Products, Inc.	98
8	ON Semiconductor Corp. (D)	54
—	Samsung Electronics Co., Ltd.	139
49	Taiwan Semiconductor Manufacturing Co., Ltd.	80
5	Texas Instruments, Inc.	117

		757

	Software & Services — 5.2%
12	Accenture Ltd. Class A	388
2	Adobe Systems, Inc. (D)	56
3	Alliance Data Systems Corp. (D)	127
6	Automatic Data Processing, Inc.	229
—	Baidu, Inc. ADR (D)	142
2	Cia Brasileira de Meios de Pagamentos (D)	15
1	DST Systems, Inc. (D)	21
9	Electronic Arts, Inc. (D)	201
1	Equinix, Inc. (D)	67
1	Google, Inc. (D)	341
32	Microsoft Corp.	770
—	Nintendo Co., Ltd.	17
32	Oracle Corp.	691
6	Red Hat, Inc. (D)	121
1	Shanda Interactive Entertainment Ltd. ADR (D)	60
—	Sohu.com, Inc. (D)	23
6	Tencent Holdings Ltd.	68
2	THQ, Inc. (D)	17
2	TiVo, Inc. (D)	24
3	Visa, Inc.	208
32	Western Union Co.	518
11	Yahoo!, Inc. (D)	171

		4,275

	Technology Hardware & Equipment — 5.1%
12	Acer, Inc.	20
7	Apple, Inc. (D)	933
15	Corning, Inc.	234
9	EMC Corp. (D)	123
17	Hewlett-Packard Co.	647
84	Hon Hai Precision Industry Co., Ltd.	256
18	Hon Hai Precision Industry Co., Ltd. GDR §	109
1	IBM Corp.	112
36	Motorola, Inc.	241
13	NetApp, Inc. (D)	252
10	Qualcomm, Inc.	431
4	Research In Motion Ltd. (D)	318
27	Seagate Technology	283
9	Western Digital Corp. (D)	240
2	Yaskawa Electric Corp.	15

		4,214

	Telecommunication Services — 4.3%
6	Brasil Telecom S.A. ADR	118
2	Cellcom Israel Ltd.	53
2	CenturyTel, Inc.	53
3	China Mobile Ltd.	26
3	Crown Castle International Corp. (D)	82
10	Deutsche Telekom AG	115
7	France Telecom S.A.	167
3	Koninklijke (Royal) KPN N.V	39

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Telecommunication Services — (continued)
5	Leap Wireless International, Inc. (D)	$175
3	MetroPCS Communications, Inc. (D)	39
6	Millicom International Cellular S.A. (D)	324
12	Mobile Telesystems OJSC ADR	436
22	MTN Group Ltd.	338
7	NII Holdings, Inc. Class B (D)	134
4	P.T. Telekomunikasi Indonesia ADR	113
6	Partner Communications Co., Ltd. ADR	110
3	Qwest Communications International, Inc.	13
4	Tele Norte Leste Participacoes S.A. ADR	60
348	Telecom Italia S.p.A	343
6	Telefonica S.A.	145
4	Telefonica S.A. ADR	248
20	Turkcell Iletisim Hizmetleri AS ADR	280
8	TW Telecom, Inc. (D)	78
5	Vimpel-Communications ADR	54

		3,543

	Transportation — 2.9%
10	Abertis Infraestructuras S.A.	196
1	C.H. Robinson Worldwide, Inc.	54
41	China Merchants Holdings International Co., Ltd.	117
1	Con-way, Inc.	32
51	Covenant Transport (D)	278
2	Diana Shipping, Inc.	20
4	Eagle Bulk Shipping, Inc.	18
—	East Japan Railway Co.	12
5	easyJet plc (D)	23
3	FedEx Corp.	160
5	Forward Air Corp.	100
3	Genesee & Wyoming, Inc. Class A (D)	72
8	Hub Group, Inc. (D)	160
17	J.B. Hunt Transport Services, Inc.	511
1	Japan Airport Terminal	14
23	Jiangsu Express Co., Ltd.	17
3	Kuehne & Nagel International AG	244
3	MTR Corp., Ltd.	8
6	Omega Navigation Ent w/ Rights	24
41	PLUS Expressways Berhad	37
3	Ryanair Holdings plc ADR (D)	80
1	Sumitomo Warehouse	5
3	TNT N.V	52
2	United Parcel Service, Inc. Class B	105
21	YRC Worldwide, Inc. (D)	37

		2,376

	Utilities — 4.4%
2	American Electric Power Co., Inc.	65
4	CIA Saneamento Minas Gerais	54
1	CMS Energy Corp.	18
30	Companhia Energetica de Minas Gerais ADR	399
18	E.On AG	631
1	Electricite de France	41
12	Enel S.p.A	60
3	EQT Corp.	100
11	Exelon Corp.	587
4	FirstEnergy Corp.	173
1	FPL Group, Inc.	32
6	Gaz de France	238
9	International Power plc	35
5	N.V. Energy, Inc.	53
14	National Grid plc	126
6	Northeast Utilities	144
1	PG&E Corp.	50
3	Questar Corp.	81
4	Red Electrica Corporacion S.A.	178
1	Severn Trent plc	20
16	Snam Rete Gas S.p.A	71
2	Southern Co.	47
12	Tenaga Nasional Bhd	27
38	Tokyo Gas Co., Ltd.	137
3	UniSource Energy Corp.	90
1	Wisconsin Energy Corp.	50
5	Xcel Energy, Inc.	85
10	YTL Power International Berhad	6

		3,598

	Total common stocks (cost $85,422)	$80,141

PREFERRED STOCKS — 0.3%
	Banks — 0.2%
12	Banco Itau Holding	$185

	Telecommunication Services — 0.1%
3	Telemar Norte Leste S.A.	96

	Total preferred stocks (cost $285)	$281

WARRANTS — 0.2%
	Banks — 0.0%
6	Washington Mutual, Inc. Private Placement (H)(D)(A)	$—

	Energy — 0.1%
2	Deutsche — CW17 Oil & Natural Gas Corp. (H)(D)	40
—	Reliance Industries (H)(D)	1

		41

	Telecommunication Services — 0.1%
5	Citigroup Global Certificate — Bharti Televentures (H)(D)	87
1	JP Morgan International Derivative — Bharti Airtel Ltd. (H)(D)	22

		109

	Total warrants (cost $124)	$150

EXCHANGE TRADED FUNDS — 0.5%
	Other Investment Pools and Funds — 0.5%
9	iShares MSCI EAFE Index Fund	$401

	Total exchange traded funds (cost $402)	$401

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — 0.0%
	Finance — 0.0%
	Boston Properties
$2	2.88%, 02/15/2037 (X)		$2
	Vornado Realty Trust
7	2.85%, 04/01/2027 (X)		6

			8

	Total corporate bonds: investment grade (cost $7)		$8

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.0%
	Finance — 0.0%
	Forest City Enterprises, Inc.
$6	3.63%, 10/15/2011 (X)		$5

	Total corporate bonds: non-investment grade (cost $3)		$5

	Total long-term investments (cost $86,243)		$80,986

SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $83, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $85)
$83	0.09%, 6/30/2009		$83

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $764, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $779)

764	0.05%, 6/30/2009		764

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $192, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $196)

192	0.09%, 6/30/2009		192
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $288, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $294)
288	0.08%, 6/30/2009		288
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $—, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $—)
—	0.03%, 6/30/2009		—

			1,327

	Total short-term investments (cost $1,327)		$1,327

	Total investments (cost $87,570) (C)	99.7%	$82,313
	Other assets and liabilities	0.3%	246

	Total net assets	100.0%	$82,559

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 48.8% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $90,674 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,175
Unrealized Depreciation	(14,536)

Net Unrealized Depreciation	$(8,361)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $4, which represents 0.00% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $85, which represents 0.10% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2009, the market value of these securities amounted to $109 or 0.13% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
09/2005 –	5	Citigroup Global Certificate —
09/2008		Bharti Televentures Warrants - 144A	$64
07/2008 –	2	Deutsche — CW17 Oil & Natural Gas
08/2008		Corp. Warrants — 144A	42
06/2009	34	Golden Agri-Resources — Rights	—
03/2009 –	1	JP Morgan International Derivative —
06/2009		Bharti Airtel Ltd. Warrants — 144A	16
01/2008 – 07/2008	15	Peace Mark Holdings Ltd.	16
06/2008	—	Reliance Industries Warrants — 144A	2
01/2009	2	Rio Tinto Ltd. — Rights	16
08/2008 – 06/2009	30	Rolls-Royce Group plc	186
		Washington Mutual, Inc. Private
04/2008	46	Placement	400
		Washington Mutual, Inc. Private
04/2008	6	Placement Warrants	—

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

The aggregate value of these securities at June 30, 2009 was $365 which represents 0.44% of total net assets.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Mini	9	Long	Sep 2009	$(4)

*	The number of contracts does not omit 000’s.

Cash of $36 was pledged as initial margin deposit for open futures contracts at June 30, 2009.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract		Appreciation/
Description	Value (W)	Amount	Delivery Date	(Depreciation)

British Pound (Buy)	$66	$66	07/01/09	$—
British Pound (Buy)	94	94	07/02/09	—
British Pound (Sell)	60	60	07/06/09	—
Euro (Buy)	55	55	07/01/09	—
Euro (Buy)	27	27	07/02/09	—
Euro (Sell)	138	138	07/01/09	—
Euro (Sell)	114	114	07/02/09	—
Euro (Buy)	104	104	07/02/09	—
Hong Kong Dollar (Buy)	20	20	07/02/09	—
Japanese Yen (Sell)	6	6	07/01/09	—
Japanese Yen (Sell)	79	80	07/02/09	1
Norwegian Krone (Sell)	24	24	07/02/09	—
Swiss Franc (Sell)	25	25	07/06/09	—

				$1

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets
Australia	0.5%

Austria	0.5

Belgium	0.5

Bermuda	0.1

Brazil	3.3

Canada	5.6

China	2.0

Denmark	0.7

France	3.3

Germany	2.7

Greece	0.1

Hong Kong	1.9

India	0.7

Indonesia	0.1

Ireland	0.5

Israel	1.3

Italy	1.0

Japan	3.5

Luxembourg	0.7

Malaysia	0.1

Mauritius	0.1

Netherlands	0.8

Norway	0.9

Panama	0.1

Russia	1.3

Singapore	0.6

South Africa	0.5

South Korea	0.6

Spain	1.1

Sweden	0.8

Switzerland	3.1

Taiwan	0.5

Thailand	0.5

Turkey	0.3

United Kingdom	8.5

United States	49.3

Short-Term Investments	1.6

Other Assets and Liabilities	0.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$80,141	$53,326	$26,811	$4
Corporate Bonds: Investment Grade	8	—	8	—
Corporate Bonds: Non-Investment Grade	5	—	5	—
Exchange Traded Funds	401	401	—	—
Preferred Stocks	281	96	185	—
Warrants	150	150	—	—
Short-Term Investments	1,327	—	1,327	—

Total	$82,313	$53,973	$28,336	$4

Other Financial Instruments (Q)	$1	$—	$1	$—

Liabilities:
Other Financial Instruments (Q)	$4	$4	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Transfers In
	December 31,	Realized Gain	Unrealized			and/or Out of	Balance as of
	2008	(Loss)	Appreciation		Net Sales	Level 3	June 30, 2009

Assets:
Common Stock	$17	$(4)	$13	*	$(6)	$(16)	$4

Total	$17	$(4)	$13		$(6)	$(16)	$4

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $3.

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.2%
	Automobiles & Components — 2.1%
159	Daimler AG	$5,757
916	Nissan Motor Co., Ltd.	5,561

		11,318

	Banks — 3.6%
494	Banco Santander Central Hispano S.A.	5,969
677	BOC Hong Kong Holdings Ltd.	1,177
374	Itau Unibanco Banco Multiplo S.A. ADR	5,922
343	Standard Chartered plc	6,458

		19,526

	Capital Goods — 12.1%
89	Danaher Corp.	5,482
134	Deere & Co.	5,333
174	Illinois Tool Works, Inc.	6,512
113	Lockheed Martin Corp.	9,089
122	Parker-Hannifin Corp.	5,220
63	Precision Castparts Corp.	4,616
112	Siemens AG	7,736
53	Smc Corp.	5,691
285	Sunpower Corp. (D)	7,598
106	Vestas Wind Systems A/S (D)	7,595

		64,872

	Consumer Services — 0.9%
753	MGM Mirage, Inc. (D)	4,814

	Diversified Financials — 5.4%
793	Bank of America Corp.	10,472
39	Goldman Sachs Group, Inc.	5,721
179	JP Morgan Chase & Co.	6,112
165	Julius Baer Holding Ltd.	6,404

		28,709

	Energy — 9.5%
395	BG Group plc	6,654
139	Canadian Natural Resources Ltd.	7,317
77	EOG Resources, Inc.	5,230
124	Hess Corp.	6,638
174	National Oilwell Varco, Inc. (D)	5,690
168	Petroleo Brasileiro S.A. ADR	6,885
180	Schlumberger Ltd.	9,745
178	Seadrill Ltd.	2,566

		50,725

	Food & Staples Retailing — 2.7%
568	Koninklijke Ahold N.V.	6,550
161	Metro AG	7,678

		14,228

	Food, Beverage & Tobacco — 4.3%
334	British American Tobacco plc	9,216
62	Carlsberg A/S Class B	3,987
273	Nestle S.A.	10,299

		23,502

	Health Care Equipment & Services — 4.3%
120	Fresenius Medical Care AG & Co.	5,397
18	Intuitive Surgical, Inc. (D)	2,962
196	St. Jude Medical, Inc. (D)	8,060
253	UnitedHealth Group, Inc.	6,322

		22,741

	Household & Personal Products — 1.6%
190	Reckitt Benckiser Group plc	8,658

	Insurance — 2.5%
41	Muenchener Rueckversicherungs NPV	5,530
575	Ping An Insurance (Group) Co.	3,856
111	Prudential Financial, Inc.	4,139

		13,525

	Materials — 7.4%
203	Barrick Gold Corp.	6,810
404	BHP Billiton plc	9,115
72	Monsanto Co.	5,319
74	Praxair, Inc.	5,231
107	Shin-Etsu Chemical Co., Ltd.	4,981
737	Xstrata plc	8,012

		39,468

	Media — 1.9%
396	Comcast Corp. Class A	5,738
689	WPP plc	4,582

		10,320

	Pharmaceuticals, Biotechnology & Life Sciences — 9.9%
145	Abbott Laboratories	6,830
106	Allergan, Inc.	5,034
153	Amgen, Inc. (D)	8,084
209	CSL Ltd.	5,410
289	Daiichi Sankyo Co., Ltd.	5,153
132	Gilead Sciences, Inc. (D)	6,178
53	Roche Holding AG	7,201
184	Teva Pharmaceutical Industries Ltd. ADR	9,064

		52,954

	Retailing — 5.4%
157	Best Buy Co., Inc.	5,254
348	Gap, Inc.	5,702
86	Industria de Diseno Textil S.A.	4,133
90	Kohl’s Corp. (D)	3,860
1,516	Li & Fung Ltd.	4,048
298	Lowe’s Co., Inc.	5,792

		28,789

	Semiconductors & Semiconductor Equipment — 2.6%
298	Altera Corp.	4,856
377	NVIDIA Corp. (D)	4,251
533	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,013

		14,120

	Software & Services — 6.8%
19	Google, Inc. (D)	8,065
686	Oracle Corp.	14,688
105	Visa, Inc.	6,531
457	Western Union Co.	7,493

		36,777

	Technology Hardware & Equipment — 8.9%
59	Apple, Inc. (D)	8,446
729	Cisco Systems, Inc. (D)	13,583
157	Hewlett-Packard Co.	6,072
286	NetApp, Inc. (D)	5,638
181	Qualcomm, Inc.	8,177
78	Research In Motion Ltd. (D)	5,520

		47,436

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Telecommunication Services — 6.3%
227	American Tower Corp. Class A (D)		$7,152
818	MetroPCS Communications, Inc. (D)		10,886
344	Softbank Corp.		6,708
390	Telefonica S.A.		8,854

			33,600

	Total common stocks (cost $537,131)		$526,082

	Total long-term investments (cost $537,131)		$526,082

Principal
Amount

SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $553, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $564)
$553	0.09%, 6/30/2009		$553

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $5,093, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $5,195)

5,093	0.05%, 6/30/2009		5,093

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,281, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $1,306)

1,281	0.09%, 6/30/2009		1,281
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,919, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,957)
1,919	0.08%, 6/30/2009		1,918
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2)
2	0.03%, 6/30/2009		2

			8,847

	Total short-term investments (cost $8,847)		$8,847

	Total investments (cost $545,978) (C)	99.9%	$534,929
	Other assets and liabilities	0.1%	466

	Total net assets	100.0%	$535,395

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.2% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $552,486 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$41,174
Unrealized Depreciation	(58,731)

Net Unrealized Depreciation	$(17,557)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$712	$713	07/01/09	$1
British Pound (Buy)	2,675	2,684	07/01/09	(9)
British Pound (Buy)	1,975	1,984	07/02/09	(9)
Canadian Dollar (Sell)	196	198	07/02/09	2
Canadian Dollar (Sell)	662	666	07/06/09	4
Euro (Sell)	1,763	1,767	07/01/09	4
Euro (Sell)	2,835	2,846	07/02/09	11
Hong Kong Dollar (Buy)	1,198	1,198	07/02/09	–

				$4

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets
Australia	1.0%

Brazil	2.4

Canada	3.6

China	0.7

Denmark	2.1

Germany	6.0

Hong Kong	1.0

Israel	1.7

Japan	5.3

Netherlands	1.2

Norway	0.5

Spain	3.6

Switzerland	4.4

Taiwan	0.9

United Kingdom	9.8

United States	54.0

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$526,082	$335,146	$190,936	$—
Short-Term Investments	8,847	–	8,847	—

Total	$534,929	$335,146	$199,783	$—

Other Financial Instruments (Q)	$22	$–	$22	$—

Liabilities:
Other Financial Instruments (Q)	$18	$–	$18	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.6%
	Biotechnology — 20.1%
$121	3SBio, Inc. ADR (D)	$1,000
201	Amgen, Inc. (D)	10,636
186	Amylin Pharmaceuticals, Inc. (D)	2,512
364	Celera Corp. (D)	2,774
40	Cephalon, Inc. (D)	2,266
19	Cougar Biotechnology, Inc. (D)	821
454	Cytokinetics, Inc. (D)	1,283
70	Genzyme Corp. (D)	3,886
60	Gilead Sciences, Inc. (D)	2,815
536	Incyte Corp. (D)	1,763
431	Ligand Pharmaceuticals Class B (D)	1,231
32	OSI Pharmaceuticals, Inc. (D)	895
244	Progenics Pharmaceuticals, Inc. (D)	1,257
87	Regeneron Pharmaceuticals, Inc. (D)	1,559
171	Seattle Genetics, Inc. (D)	1,660
86	Vertex Pharmaceuticals, Inc. (D)	3,065

		39,423

	Drug Retail — 1.8%
124	Walgreen Co.	3,632

	Health Care Distributors — 4.9%
153	Amerisource Bergen Corp.	2,707
122	Cardinal Health, Inc.	3,730
73	McKesson Corp.	3,217

		9,654

	Health Care Equipment — 24.9%
101	Baxter International, Inc.	5,349
68	Beckman Coulter, Inc.	3,908
40	Becton, Dickinson & Co.	2,881
122	China Medical Technologies, Inc. ADR	2,421
194	Covidien plc	7,248
62	DiaSorin S.p.A.	1,545
118	Hospira, Inc. (D)	4,545
272	Medtronic, Inc.	9,473
91	St. Jude Medical, Inc. (D)	3,732
140	Symmetry Medical, Inc. (D)	1,300
21	Synthes, Inc.	2,066
322	Volcano Corp. (D)	4,500

		48,968

	Health Care Facilities — 0.5%
19	Community Health Systems, Inc. (D)	472
99	Health Management Associates, Inc. Class A (D)	487

		959

	Health Care Services — 1.0%
43	Fresenius Medical Care AG ADR	1,912

	Health Care Supplies — 0.8%
41	Inverness Medical Innovation, Inc. (D)	1,466

	Health Care Technology — 0.2%
27	Eclipsys Corp. (D)	478

	Life Sciences Tools & Services — 0.5%
62	PAREXEL International Corp. (D)	886

	Managed Health Care — 7.4%
109	Coventry Health Care, Inc. (D)	2,034
69	Health Net, Inc. (D)	1,077
33	Humana, Inc. (D)	1,055
255	UnitedHealth Group, Inc.	6,365
78	Wellpoint, Inc. (D)	3,949

		14,480

	Pharmaceuticals — 36.5%
57	AstraZeneca plc ADR	2,503
231	Daiichi Sankyo Co., Ltd.	4,129
107	Eisai Co., Ltd.	3,803
429	Elan Corp. plc ADR (D)	2,732
63	Eli Lilly & Co.	2,175
186	Forest Laboratories, Inc. (D)	4,668
16	Ipsen	718
114	King Pharmaceuticals, Inc. (D)	1,100
1	Laboratorios Almiral S.A.	16
200	Medicines Co. (D)	1,677
318	Merck & Co., Inc.	8,897
921	Pfizer, Inc.	13,817
14	Roche Holding AG	1,891
56	Sanofi-Aventis S.A. ADR	1,646
234	Schering-Plough Corp.	5,876
296	Shionogi & Co., Ltd.	5,719
140	Teva Pharmaceutical Industries Ltd. ADR	6,927
71	UCB S.A.	2,268
33	Watson Pharmaceuticals, Inc. (D)	1,098

		71,660

	Total common stocks (cost $221,435)	$193,518

WARRANTS — 0.0%
	Biotechnology — 0.0%
48	Cytokinetics, Inc. (H)(D)	$4

	Total warrants (cost $—)	$4

	Total long-term investments (cost $221,435)	$193,522

Principal
Amount
SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $127, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $130)
$127	0.09%, 6/30/2009	$127

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,172, collateralized by FHLMC 4.50% – 6.50%, 2024 – 2039, FNMA 4.00% – 6.50%, 2022 – 2047, GNMA 5.00% – 6.00%, 2034 – 2039, value of $1,195)

1,172	0.05%, 6/30/2009	1,172

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $295, collateralized by FHLMC 5.00% – 7.00%, 2037 – 2038, FNMA 4.50% – 7.50%, 2029 – 2048, value of $300)

295	0.09%, 6/30/2009	295

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $441, collateralized by FNMA 4.50% – 8.00%, 2011 – 2039, value of $450)
$441	0.08%, 6/30/2009		$441
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $—, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $—)
—	0.03%, 6/30/2009		—

			2,035

	Total short-term investments (cost $2,035)		$2,035

	Total investments (cost $223,470) (C)	99.6%	$195,557
	Other assets and liabilities	0.4%	753

	Total net assets	100.0%	$196,310

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.8% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $225,835 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,784
Unrealized Depreciation	(41,062)

Net Unrealized Depreciation	$(30,278)

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2009	48	Cytokinetics, Inc. Warrants	$—

The aggregate value of these securities at June 30, 2009 was $4 which represents 0.00% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$105	$105	07/01/09	$—

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of June 30, 2009

Percentage of
Country	Net Assets
Belgium	1.2%

China	0.5

France	1.2

Germany	1.0

Ireland	1.4

Israel	3.5

Italy	0.8

Japan	6.9

Spain	0.0

Switzerland	2.0

United Kingdom	1.3

United States	78.8

Short-Term Investments	1.0

Other Assets and Liabilities	0.4

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$193,518	$171,363	$22,155	$—
Warrants	4	—	4	—
Short-Term Investments	2,035	—	2,035	—

Total	$195,557	$171,363	$24,194	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.4%
	Automobiles & Components — 0.2%
33	Johnson Controls, Inc.	$727

	Banks — 2.8%
120	Itau Unibanco Banco Multiplo S.A. ADR	1,907
134	SunTrust Banks, Inc.	2,200
162	Wells Fargo & Co.	3,923

		8,030

	Capital Goods — 14.0%
170	ABB Ltd. ADR	2,676
41	Caterpillar, Inc.	1,352
62	Cummins, Inc.	2,166
38	Deere & Co.	1,518
26	Eaton Corp.	1,175
38	Emerson Electric Co.	1,217
44	Fluor Corp.	2,252
75	General Dynamics Corp.	4,161
82	Honeywell International, Inc.	2,562
103	Illinois Tool Works, Inc.	3,840
41	Lockheed Martin Corp.	3,280
65	Precision Castparts Corp.	4,751
87	Raytheon Co.	3,863
39	Siemens AG ADR	2,687
41	Vestas Wind Systems A/S (D)	2,923

		40,423

	Consumer Durables & Apparel — 2.2%
158	Coach, Inc.	4,237
44	NIKE, Inc. Class B	2,256

		6,493

	Consumer Services — 3.5%
111	Apollo Group, Inc. Class A (D)	7,894
23	ITT Educational Services, Inc. (D)	2,266

		10,160

	Diversified Financials — 3.5%
336	Bank of America Corp.	4,441
20	Goldman Sachs Group, Inc.	2,900
104	Moody’s Corp.	2,736

		10,077

	Energy — 11.1%
56	Consol Energy, Inc.	1,885
172	Halliburton Co.	3,556
77	Hess Corp.	4,145
118	National Oilwell Varco, Inc. (D)	3,858
86	Occidental Petroleum Corp.	5,661
52	Petroleo Brasileiro S.A. ADR	2,110
135	Schlumberger Ltd.	7,331
47	Transocean, Inc. (D)	3,479

		32,025

	Food & Staples Retailing — 0.2%
44	Supervalu, Inc.	571

	Health Care Equipment & Services — 3.7%
82	Covidien plc	3,055
133	St. Jude Medical, Inc. (D)	5,460
97	UnitedHealth Group, Inc.	2,433

		10,948

	Insurance — 2.4%
70	AON Corp.	2,656
211	Marsh & McLennan Cos., Inc.	4,256

		6,912

	Materials — 2.2%
52	BHP Billiton Ltd. ADR	2,846
20	Mosaic Co.	889
68	Newmont Mining Corp.	2,789

		6,524

	Media — 1.7%
77	DirecTV Group, Inc. (D)	1,901
129	Viacom, Inc. Class B (D)	2,938

		4,839

	Pharmaceuticals, Biotechnology & Life Sciences — 2.4%
37	Abbott Laboratories	1,718
108	Teva Pharmaceutical Industries Ltd. ADR	5,353

		7,071

	Retailing — 7.4%
118	Best Buy Co., Inc.	3,965
136	Lowe’s Co., Inc.	2,637
261	Staples, Inc.	5,261
100	Target Corp.	3,944
170	TJX Cos., Inc.	5,355

		21,162

	Semiconductors & Semiconductor Equipment — 4.5%
210	Altera Corp.	3,421
139	Analog Devices, Inc.	3,442
224	Texas Instruments, Inc.	4,774
67	Xilinx, Inc.	1,372

		13,009

	Software & Services — 19.7%
159	Accenture Ltd. Class A	5,310
135	BMC Software, Inc. (D)	4,551
10	Google, Inc. (D)	4,355
20	Mastercard, Inc.	3,355
95	McAfee, Inc. (D)	3,991
438	Microsoft Corp.	10,415
10	Nintendo Co., Ltd.	2,845
531	Oracle Corp.	11,370
152	VeriSign, Inc. (D)	2,806
67	Visa, Inc.	4,152
219	Western Union Co.	3,592

		56,742

	Technology Hardware & Equipment — 16.8%
57	Apple, Inc. (D)	8,129
455	Cisco Systems, Inc. (D)	8,484
246	Hewlett-Packard Co.	9,501
29	IBM Corp.	3,009
137	Juniper Networks, Inc. (D)	3,245
309	NetApp, Inc. (D)	6,102
155	Qualcomm, Inc.	7,013
43	Research In Motion Ltd. (D)	3,041

		48,524

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Telecommunication Services — 0.1%
22	MetroPCS Communications, Inc. (D)		$288

	Total common stocks (cost $294,902)		$284,525

	Total long-term investments (cost $294,902)		$284,525

Principal
Amount

SHORT-TERM INVESTMENTS — 1.5%
	Repurchase Agreements — 1.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $267, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $273)
$267	0.09%, 6/30/2009		$267

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,461, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $2,510)

2,461	0.05%, 6/30/2009		2,461

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $619, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $631)

619	0.09%, 6/30/2009		619
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $927, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $946)
927	0.08%, 6/30/2009		927
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			4,275

	Total short-term investments (cost $4,275)		$4,275

	Total investments (cost $299,177) (C)	99.9%	$288,800
	Other assets and liabilities	0.1%	153

	Total net assets	100.0%	$288,953

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.2% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $305,926 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,961
Unrealized Depreciation	(38,087)

Net Unrealized Depreciation	$(17,126)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Danish Krone (Sell)	$17	$17	07/01/09	$—
Japanese Yen (Sell)	27	27	07/01/09	—

				$—

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$284,525	$278,757	$5,768	$—
Short-Term Investments	4,275	—	4,275	—

Total	$288,800	$278,757	$10,043	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 91.9%
	Automobiles & Components — 1.1%
1,611	Ford Motor Co. (D)	$9,781

	Banks — 2.6%
661	Itau Unibanco Banco Multiplo S.A. ADR	10,460
534	Wells Fargo & Co.	12,948

		23,408

	Capital Goods — 8.2%
364	Aecom Technology Corp. (D)	11,661
45	First Solar, Inc. (D)	7,231
327	Illinois Tool Works, Inc.	12,214
1,004	Masco Corp.	9,619
329	Pall Corp.	8,738
157	Parker-Hannifin Corp.	6,732
327	Tyco International Ltd.	8,501
106	Vestas Wind Systems A/S (D)	7,614

		72,310

	Commercial & Professional Services — 0.8%
253	Tetra Tech, Inc. (D)	7,251

	Consumer Durables & Apparel — 1.4%
670	Jarden Corp. (D)	12,555

	Consumer Services — 1.6%
196	Apollo Group, Inc. Class A (D)	13,954

	Diversified Financials — 4.4%
965	Bank of America Corp.	12,743
87	Deutsche Boerse AG	6,767
63	Goldman Sachs Group, Inc.	9,259
487	Nasdaq OMX Group, Inc. (D)	10,387

		39,156

	Energy — 6.5%
97	Canadian Natural Resources Ltd. ADR	5,097
134	EnCana Corp. ADR	6,604
114	EOG Resources, Inc.	7,709
224	Forest Oil Corp. (D)	3,344
157	Hess Corp.	8,423
141	Occidental Petroleum Corp.	9,299
105	Smith International, Inc.	2,696
333	Suncor Energy, Inc. ADR	10,112
124	Ultra Petroleum Corp. (D)	4,820

		58,104

	Food, Beverage & Tobacco — 3.8%
621	Coca-Cola Enterprises, Inc.	10,345
425	Dr Pepper Snapple Group (D)	9,010
142	Fomento Economico Mexicano S.A.B. De C.V. ADR	4,591
223	Philip Morris International, Inc.	9,736

		33,682

	Health Care Equipment & Services — 5.6%
293	Covidien plc	10,951
58	Edwards Lifesciences Corp. (D)	3,932
51	Intuitive Surgical, Inc. (D)	8,412
218	Medtronic, Inc.	7,617
254	St. Jude Medical, Inc. (D)	10,456
334	UnitedHealth Group, Inc.	8,353

		49,721

	Insurance — 1.9%
125	ACE Ltd.	5,546
136	Aflac, Inc.	4,235
332	Marsh & McLennan Cos., Inc.	6,677

		16,458

	Materials — 2.3%
70	Agnico Eagle Mines Ltd.	3,689
112	Goldcorp, Inc.	3,906
90	Newmont Mining Corp.	3,658
516	Vale S.A. — SP ADR	9,102

		20,355

	Media — 1.1%
345	DreamWorks Animation SKG, Inc. (D)	9,530

	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
325	Alkermes, Inc. (D)	3,513
201	Amgen, Inc. (D)	10,652
397	Amylin Pharmaceuticals, Inc. (D)	5,355
292	Auxilium Pharmaceuticals, Inc. (D)	9,169
175	Cephalon, Inc. (D)	9,931
608	Daiichi Sankyo Co., Ltd.	10,851
311	Elan Corp. plc ADR (D)	1,980
889	Pfizer, Inc.	13,338
479	Shionogi & Co., Ltd.	9,261
331	Teva Pharmaceutical Industries Ltd. ADR	16,331

		90,381

	Retailing — 9.2%
302	Advance Automotive Parts, Inc.	12,517
109	Amazon.com, Inc. (D)	9,136
466	Best Buy Co., Inc.	15,600
123	Dufry Group	4,706
846	Gap, Inc.	13,879
271	Kohl’s Corp. (D)	11,594
698	Staples, Inc.	14,071

		81,503

	Semiconductors & Semiconductor Equipment — 3.9%
752	Marvell Technology Group Ltd. (D)	8,747
805	Maxim Integrated Products, Inc.	12,634
617	Texas Instruments, Inc.	13,151

		34,532

	Software & Services — 13.4%
298	Accenture Ltd. Class A	9,955
445	Adobe Systems, Inc. (D)	12,596
399	BMC Software, Inc. (D)	13,469
14	Google, Inc. (D)	5,944
330	McAfee, Inc. (D)	13,931
631	Microsoft Corp.	14,989
747	Oracle Corp.	16,001
676	Red Hat, Inc. (D)	13,616
135	Visa, Inc.	8,430
604	Western Union Co.	9,905

		118,836

	Technology Hardware & Equipment — 11.7%
155	Apple, Inc. (D)	22,034
718	Cisco Systems, Inc. (D)	13,380
253	Hewlett-Packard Co.	9,794
248	Hughes Telematics Inc. (D)	1,428
409	Juniper Networks, Inc. (D)	9,643
1,447	Motorola, Inc.	9,593
310	Qualcomm, Inc.	13,989

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Technology Hardware & Equipment — (continued)
1,325	Seagate Technology		$13,860
378	Western Digital Corp. (D)		10,020

			103,741

	Telecommunication Services — 1.2%
136	MetroPCS Communications, Inc. (D)		1,816
604	MTN Group Ltd.		9,281

			11,097

	Transportation — 1.0%
153	FedEx Corp.		8,515

	Total common stocks (cost $819,330)		$814,870

PREFERRED STOCKS — 0.4%
	Technology Hardware & Equipment — 0.4%
700	Hughes Telematics (H)(D)(A)		$3,622

	Total preferred stocks (cost $7,000)		$3,622

EXCHANGE TRADED FUNDS — 0.7%
	Other Investment Pools and Funds — 0.7%
68	S & P 500 Depositary Receipt		$6,251

	Total exchange traded funds (cost $6,037)		$6,251

	Total long-term investments (cost $832,367)		$824,743

Principal
Amount

SHORT-TERM INVESTMENTS — 2.6%
	Repurchase Agreements — 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,422, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $1,450)
$1,422	0.09%, 6/30/2009		$1,422

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $13,092, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $13,354)

13,092	0.05%, 6/30/2009		13,092

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,292, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $3,358)

3,292	0.09%, 6/30/2009		3,292
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4,932, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $5,030)
4,932	0.08%, 6/30/2009		4,932
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $4)
4	0.03%, 6/30/2009		4

			22,742

	Total short-term investments (cost $22,742)		$22,742

	Total investments (cost $855,109) (C)	95.6%	$847,485
	Other assets and liabilities	4.4%	38,803

	Total net assets	100.0%	$886,288

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $874,115 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70,807
Unrealized Depreciation	(97,437)

Net Unrealized Depreciation	$(26,630)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $3,622, which represents 0.41% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
03/2009	700	Hughes Telematics — Reg D	$7,000

The aggregate value of these securities at June 30, 2009 was $3,622 which represents 0.41% of total net assets.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$814,870	$766,390	$48,480	$—
Exchange Traded Funds	6,251	6,251	—	—
Preferred Stocks	3,622	—	—	3,622
Short-Term Investments	22,742	—	22,742	—

Total	$847,485	$772,641	$71,222	$3,622

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in			Balance as of
	December 31,	Unrealized			June 30,
	2008	Depreciation		Net Purchases	2009
Assets:
Common Stock	$—	$(3,378	)*	$7,000	$3,622

Total	$—	$(3,378)		$7,000	$3,622

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(3,378).

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.3%
		Finance — 0.3%
		CBA Commercial Small Balance Commercial Mortgage
	$19,878	3.00%, 01/25/2039 (H)►	$1,590
		Soundview NIM Trust
	2,490	8.25%, 12/25/2036 (H)(D)	—

			1,590

		Total asset & commercial mortgage backed securities (cost $4,182)	$1,590

CORPORATE BONDS: INVESTMENT GRADE — 7.6%
		Basic Materials — 0.4%
		Westvaco Corp.
	$2,475	8.20%, 01/15/2030	$2,187

		Consumer Cyclical — 1.5%
		Masco Corp.
	3,145	7.75%, 08/01/2029	2,324
		Mohawk Industries, Inc.
	785	6.63%, 01/15/2016	698
		Phillips Van-Heusen Corp.
	3,230	7.75%, 11/15/2023 #	2,495
		Pulte Homes, Inc.
	2,900	7.88%, 06/15/2032	2,146
		Toll Brothers Finance Corp.
	1,645	6.88%, 11/15/2012	1,585

			9,248

		Finance — 3.4%
		American Real Estate Partners L.P.
	4,870	7.13%, 02/15/2013	4,395
		Asset Repackaging Trust
EUR	3,315	9.00%, 12/21/2011 (L)	4,464
		Citigroup, Inc.
	5,000	8.30%, 12/21/2057 (L)	3,899
		Goldman Sachs Capital Trust II
	6,800	5.79%, 06/01/2012 #ª(L)	4,144
		Janus Capital Group, Inc.
	2,600	6.95%, 06/15/2017	2,271

			19,173

		Technology — 1.5%
		Qwest Corp.
	9,660	7.25%, 10/15/2035	7,003
		Rogers Communications, Inc.
	1,830	8.00%, 12/15/2012	1,885

			8,888

		Transportation — 0.4%
		American Airlines, Inc.
	2,400	7.86%, 10/01/2011	2,250

		Utilities — 0.4%
		NiSource Finance Corp.
	2,150	7.88%, 11/15/2010	2,221

		Total corporate bonds: investment grade (cost $42,811)	$43,967

CORPORATE BONDS: NON-INVESTMENT GRADE — 81.7%
		Basic Materials — 7.2%
		Ashland, Inc.
	$2,750	9.13%, 06/01/2017 (I)	$2,860
		Cenveo, Inc.
	2,270	10.50%, 08/15/2016 (I)	1,702
		Crown Americas, Inc.
	2,950	7.63%, 05/15/2017 (I)	2,847
		Domtar Corp.
	2,350	10.75%, 06/01/2017	2,256
		Georgia-Pacific LLC
	3,450	7.00%, 01/15/2015 (I)	3,226
	2,180	8.25%, 05/01/2016 (I)	2,115
	1,400	9.50%, 12/01/2011	1,442
		Goodyear Tire & Rubber Co.
	3,900	5.01%, 12/01/2009 (L)	3,861
		Huntsman International LLC
	2,975	7.38%, 01/01/2015	2,335
		James River Coal Co.
	2,900	9.38%, 06/01/2012	2,567
		Nalco Co.
	536	7.75%, 11/15/2011	536
		Novelis, Inc.
	1,675	7.25%, 02/15/2015	1,273
		Owens-Brockway Glass Container, Inc.
	2,260	8.25%, 05/15/2013	2,271
		Peabody Energy Corp.
	2,475	6.88%, 03/15/2013	2,450
		Potlatch Corp.
	1,350	12.50%, 12/01/2009 (H)(L)	1,386
		Solo Cup Co.
	1,700	8.50%, 02/15/2014	1,394
		Steel Dynamics, Inc.
	2,700	8.25%, 04/15/2016 (I)	2,545
		Teck Resources Ltd.
	3,700	10.75%, 05/15/2019 (I)	3,977

			41,043

		Capital Goods — 1.0%
		L-3 Communications Corp.
	3,870	6.13%, 01/15/2014	3,599
		Transdigm, Inc.
	2,450	7.75%, 07/15/2014	2,328

			5,927

		Consumer Cyclical — 9.2%
		Alliance One International, Inc.
	2,315	8.50%, 05/15/2012	2,286
		Amerigas Partners L.P.
	1,730	7.25%, 05/20/2015 #	1,622
		ArvinMeritor, Inc.
	5,595	8.13%, 09/15/2015	2,937
		D.R. Horton, Inc.
	4,150	6.13%, 01/15/2014	3,714
		Dollar General Corp.
	2,025	11.88%, 07/15/2017	2,187
		Dollarama Group L.P.
	2,280	8.88%, 08/15/2012	2,206
		ESCO Corp.
	3,960	8.63%, 12/15/2013 (I)	3,426
		Interface, Inc.
	2,400	11.38%, 11/01/2013 (I)	2,484
		J.C. Penney Co., Inc.
	3,375	7.63%, 03/01/2097	2,261
		K Hovnanian Enterprises
	2,600	11.50%, 05/01/2013	2,249
		Macys, Inc.
	7,235	6.90%, 04/01/2029	5,077

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Consumer Cyclical — (continued)
	New Albertson’s, Inc.
$4,950	8.00%, 05/01/2031	$4,244
	Pulte Homes, Inc.
4,315	7.88%, 08/01/2011	4,326
	Quiksilver, Inc.
4,025	6.88%, 04/15/2015	2,133
	SGS International, Inc.
3,440	12.00%, 12/15/2013	2,253
	Stater Brothers Holdings, Inc.
2,285	8.13%, 06/15/2012	2,251
	Tenneco Automotive, Inc.
2,168	10.25%, 07/15/2013	2,054
	Toys R Us, Inc.
1,850	7.88%, 04/15/2013	1,545
	United Components, Inc.
5,300	9.38%, 06/15/2013	3,366

		52,621

	Consumer Staples — 2.5%
	Appleton Papers, Inc.
3,267	8.13%, 06/15/2011	2,124
	Constellation Brands, Inc.
2,235	8.38%, 12/15/2014	2,241
	Dole Food Co., Inc.
2,025	13.88%, 03/15/2014 (I)	2,227
	Johnson Diversey, Inc.
900	10.67%, 05/15/2013	756
	Smithfield Foods, Inc.
2,300	10.00%, 07/15/2014 (I)	2,271
	SPX Corp.
2,350	7.63%, 12/15/2014	2,268
	Tyson Foods, Inc.
2,575	10.50%, 03/01/2014 (I)	2,794

		14,681

	Energy — 6.4%
	Bill Barrett Corp.
1,375	9.88%, 07/15/2016 (E)	1,309
	Chesapeake Energy Corp.
5,770	7.00%, 08/15/2014	5,337
	Ferrellgas Partners L.P.
2,435	6.75%, 05/01/2014 (I)	2,106
2,635	8.75%, 06/15/2012	2,451
	Inergy L.P.
1,940	8.25%, 03/01/2016	1,848
1,105	8.75%, 03/01/2015 (I)	1,080
	Linn Energy LLC
2,960	11.75%, 05/15/2017 (I)	2,879
	Newfield Exploration Co.
1,380	6.63%, 09/01/2014	1,271
	Opti Canada, Inc.
3,350	8.25%, 12/15/2014	2,211
	Petrohawk Energy Corp.
4,055	9.13%, 07/15/2013	4,035
	Plains Exploration & Production Co.
3,200	10.00%, 03/01/2016	3,288
	Sandridge Energy, Inc.
2,300	9.88%, 05/15/2016 (I)	2,219
	Targa Resources Partners
2,700	8.25%, 07/01/2016	2,288
2,075	11.25%, 07/15/2017 (I)	1,971
	Western Refining, Inc.
3,035	11.25%, 06/15/2017 (I)	2,693

		36,986

	Finance — 10.8%
	American General Finance Corp.
4,250	5.20%, 12/15/2011	2,668
4,500	5.85%, 06/01/2013	2,581
	Ashtead Capital, Inc.
2,700	9.00%, 08/15/2016 (I)	2,288
	Bank of America Capital II
4,100	8.00%, 12/15/2026	3,403
	CIT Group, Inc.
1,700	5.60%, 04/27/2011	1,275
2,125	6.00%, 04/01/2036	979
3,500	7.63%, 11/30/2012	2,397
	Ford Motor Credit Co.
7,690	12.00%, 05/15/2015	7,191
	GMAC LLC
2,400	7.00%, 02/01/2012 (I)	2,035
11,400	8.00%, 11/01/2031 (I)	7,980
	Hertz Corp.
1,215	8.88%, 01/01/2014	1,118
	Host Hotels & Resorts L.P.
2,650	9.00%, 05/15/2017	2,524
	Hub International Holdings, Inc.
2,876	9.00%, 12/15/2014 (I)	2,347
	Leucadia National Corp.
2,700	7.13%, 03/15/2017	2,194
	Liberty Mutual Group, Inc.
1,950	10.75%, 06/15/2058 (I)	1,404
	LPL Holdings, Inc.
9,420	10.75%, 12/15/2015 (I)#	8,290
	NB Capital Trust IV
1,000	8.25%, 04/15/2027	840
	Rent-A-Center, Inc.
748	7.50%, 05/01/2010	748
	Starwood Hotels & Resorts
2,350	7.88%, 10/15/2014	2,209
	Suntrust Preferred Capital
4,000	5.85%, 12/15/2011 ª	2,720
	United Rentals North America, Inc.
2,300	6.50%, 02/15/2012	2,231
	Yankee Acquisition Corp.
3,175	8.50%, 02/15/2015	2,675

		62,097

	Health Care — 7.3%
	Biomet, Inc.
2,320	10.38%, 10/15/2017	2,244
	HCA, Inc.
6,900	7.88%, 02/01/2011	6,788
3,550	8.36%, 04/15/2024	2,344
1,905	8.50%, 04/15/2019 (I)	1,867
5,105	9.25%, 11/15/2016	5,028
	HealthSouth Corp.
2,325	10.75%, 06/15/2016	2,337
	IASIS Healthcare Capital Corp.
2,350	8.75%, 06/15/2014 #	2,303
	Invacare Corp.
2,180	9.75%, 02/15/2015	2,202
	Inverness Medical Innovation, Inc.
2,400	9.00%, 05/15/2016	2,322
	Multiplan Corp.
3,615	10.38%, 04/15/2016 (I)	3,479

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Health Care — (continued)
	Psychiatric Solutions, Inc.
$2,875	7.75%, 07/15/2015	$2,630
	Reable Therapeutics Finance LLC
3,190	11.75%, 11/15/2014	2,313
	Rite Aid Corp.
1,340	6.88%, 12/15/2028 (I)	523
3,570	7.70%, 02/15/2027	1,446
	Skilled Healthcare Group, Inc.
1,750	11.00%, 01/15/2014	1,794
	Warner Chilcott Corp.
2,200	8.75%, 02/01/2015	2,189

		41,809

	Services — 12.8%
	Affinion Group, Inc.
1,705	10.13%, 10/15/2013 (I)	1,577
10,405	11.50%, 10/15/2015	8,896
	AMC Entertainment, Inc.
2,225	11.00%, 02/01/2016	2,153
	Ameristar Casinos, Inc.
2,360	9.25%, 06/01/2014 (I)	2,407
	Corrections Corp. of America
2,420	6.25%, 03/15/2013	2,293
	DirecTV Holdings LLC
1,555	7.63%, 05/15/2016	1,512
2,940	8.38%, 03/15/2013	2,947
	Echostar DBS Corp.
2,990	7.75%, 05/31/2015	2,848
	FireKeepers Development Authority
3,125	13.88%, 05/01/2015 (I)	2,883
	First Data Corp.
5,450	9.88%, 09/24/2015	3,869
	Harland Clarke Holdings
3,775	9.50%, 05/15/2015	2,916
	Harrah’s Operating Co., Inc.
3,820	11.25%, 06/01/2017 (I)	3,610
	Iron Mountain, Inc.
3,220	8.00%, 06/15/2020	2,995
	Marquee Holdings, Inc.
1,700	9.51%, 08/15/2014	1,309
	MGM Mirage, Inc.
1,955	10.38%, 05/15/2014 (I)	2,028
2,380	11.13%, 11/15/2017 (I)	2,523
	Pinnacle Entertainment, Inc.
2,780	8.75%, 10/01/2013	2,794
	Sabre Holdings Corp.
2,500	8.35%, 03/15/2016	1,650
	Sheridan Group, Inc.
3,600	10.25%, 08/15/2011 (H)	2,160
	Sirius Satellite Radio, Inc.
1,735	9.63%, 08/01/2013	1,279
	SunGard Data Systems, Inc.
3,870	10.25%, 08/15/2015	3,575
	TL Acquisitions, Inc.
3,760	10.50%, 01/15/2015 (I)	3,046
	Videotron Ltee
3,500	9.13%, 04/15/2018 (I)	3,557
	Virgin Media, Inc.
4,845	6.50%, 11/15/2016 (X)(I)	3,755
	West Corp.
3,720	9.50%, 10/15/2014	3,255
	XM Satellite Radio, Inc.
1,380	11.25%, 06/15/2013 (I)	1,370

		73,207

	Technology — 15.7%
	Canwest MediaWorks L.P.
4,560	9.25%, 08/01/2015 (I)	456
	Charter Communications Operating LLC
7,485	10.00%, 04/30/2012 (I)Ψ	7,204
6,050	10.88%, 09/15/2014 (I)Ψ	6,262
	Citizens Communications Co.
4,720	7.88%, 01/15/2027	3,776
	Cricket Communications, Inc.
2,030	7.75%, 05/15/2016 (I)	1,954
2,035	9.38%, 11/01/2014	2,005
	CSC Holdings, Inc.
7,535	7.63%, 04/01/2011 #	7,459
5,610	8.50%, 04/15/2014 (I)	5,561
	DaVita, Inc.
2,350	6.63%, 03/15/2013	2,215
	General Cable Corp.
2,800	7.13%, 04/01/2017	2,541
	Intelsat Jackson Holdings Ltd.
8,745	11.50%, 06/15/2016 (I)	8,570
	Lender Process Services
2,685	8.13%, 07/01/2016	2,631
	Level 3 Financing, Inc.
8,350	12.25%, 03/15/2013	7,933
	Mediacom LLC
7,050	7.88%, 02/15/2011	6,874
	MetroPCS Wireless, Inc.
3,835	9.25%, 11/01/2014	3,811
	Seagate Technology International
4,370	10.00%, 05/01/2014 (I)	4,506
	Sprint Capital Corp.
5,840	8.38%, 03/15/2012	5,752
6,950	8.75%, 03/15/2032	5,595
	Wind Acquisition Finance S.A.
2,350	10.75%, 12/01/2015 (I)	2,350
	Windstream Corp.
2,600	8.63%, 08/01/2016	2,489

		89,944

	Transportation — 1.9%
	Bristow Group, Inc.
2,385	7.50%, 09/15/2017	2,164
	Continental Airlines, Inc.
1,160	6.80%, 08/02/2018	847
2,032	7.03%, 06/15/2011	1,545
3,458	7.37%, 12/15/2015	2,455
	Royal Caribbean Cruises Ltd.
665	7.25%, 03/15/2018	525
1,285	11.88%, 07/15/2015	1,252
	Ship Finance International Ltd.
1,095	8.50%, 12/15/2013	917
	United Air Lines, Inc.
869	7.19%, 04/01/2011	856

		10,561

	Utilities — 6.9%
	AES Corp.
4,500	9.75%, 04/15/2016 (I)	4,556
	Atlas Pipeline Partners L.P.
3,100	8.13%, 12/15/2015	2,216

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Calpine Construction Finance Co.
$2,375	8.00%, 06/01/2016 (I)		$2,274
	Dynegy Holdings, Inc.
3,425	8.38%, 05/01/2016		2,903
	El Paso Corp.
3,615	7.75%, 01/15/2032		2,943
1,335	7.80%, 08/01/2031		1,089
	Energy Future Holdings
5,900	10.88%, 11/01/2017		4,307
	Kinder Morgan, Inc.
2,280	6.50%, 09/01/2012		2,229
	Mirant North America LLC
5,200	7.38%, 12/31/2013		4,992
	NRG Energy, Inc.
5,885	7.25%, 02/01/2014		5,709
2,765	7.38%, 01/15/2017		2,606
	Reliant Energy, Inc.
1,618	9.24%, 07/02/2017		1,553
	RRI Energy, Inc.
2,343	6.75%, 12/15/2014		2,258

			39,635

	Total corporate bonds: non-investment grade (cost $472,171)		$468,511

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 8.8%
	Consumer Cyclical — 1.7%
	Hanesbrands, Inc.
$2,290	5.80%, 09/05/2011 (N)		$2,272
	Lear Corp.
11,064	3.09%, 04/25/2012 (N)(E)		7,561

			9,833

	Consumer Staples — 0.4%
	WM Wrigley Jr. Co.
2,238	6.50%, 10/06/2014 (N)		2,246

	Energy — 0.6%
	Lyondell Chemical Co.
1,350	1.50%, 12/15/2009 (N)(E)		1,388
	Turbo Beta Ltd.
3,272	14.50%, 03/12/2018 (N)(H)(A)		1,963

			3,351

	Health Care — 1.8%
	Fresenius SE, Term Loan B
2,118	6.75%, 10/01/2014 (N)(E)		2,125
	Fresenius SE, Term Loan B2
1,304	6.75%, 10/01/2014 (N)(E)		1,307
	IASIS Healthcare Capital Corp.
5,631	6.29%, 06/13/2014 (N)		4,336
	Life Technologies Corp.
2,323	5.25%, 11/23/2015 (N)		2,331

			10,099

	Services — 2.5%
	Marquee Holdings, Inc.
7,243	6.32%, 06/13/2012 (N)(E)		5,758
	Venetian Macau Ltd.
920	2.85%, 05/25/2012 (N)		778
	Venetian Macau Ltd., Incremental Term Loan B
625	2.85%, 05/25/2013 (N)		528
	Venetian Macau Ltd., Term Loan
1,592	2.85%, 05/25/2013 (N)		1,347
	WideOpenWest Finance LLC
5,380	7.32%, 06/29/2015 (N)(E)		2,851
	Yonkers Racing Corp.
3,393	10.50%, 08/12/2011 (N)		3,385

			14,647

	Technology — 1.8%
	Freescale Semiconductor, Inc.
3,276	12.50%, 12/15/2014 (N)		2,834
	Infor Lux Bond Co.
5,517	8.31%, 09/02/2014 (N)(E)		593
	Level 3 Communications Corp.
1,485	11.50%, 03/31/2014 (N)		1,522
	Mediacom Broadband LLC
447	1.80%, 03/31/2010 (N)		438
	Wind Acquisitions Holdings Finance S.A.
4,731	8.36%, 12/12/2011 (N)		4,749

			10,136

	Total senior floating rate interests: non-investment grade (cost $57288)		$50,312

Shares

PREFERRED STOCKS — 0.0%
	Banks — 0.0%
148	Federal National Mortgage Association		$198

	Total preferred stocks (cost $1,902)		$198

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	AboveNet, Inc. (H)(D)		$14

	Total warrants (cost $ — )		$14

	Total long-term investments (cost $578,354)		$564,592

Principal
Amount

SHORT-TERM INVESTMENTS — 1.0%
	Investment Pools and Funds — 0.8%
$4,683	JP Morgan U.S. Government Money Market Fund		$4,683
—	State Street Bank U.S. Government Money Market Fund		—
1	Wells Fargo Advantage Government Money Market Fund		1

			4,684

	U.S. Treasury Bills — 0.2%
1,005	0.13%, 7/16/2009 (M)		1,005

	Total short-term investments (cost $5,689)		$5,689

	Total investments (cost $584,043) (C)	99.4%	$570,281
	Other assets and liabilities	0.6%	3,364

	Total net assets	100.0%	$573,645

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.7% of total net assets at June 30, 2009.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $587,787 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,090
Unrealized Depreciation	(35,596)

Net Unrealized Depreciation	$(17,506)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $1,963, which represents 0.34% of total net assets.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $146,084, which represents 25.47% of total net assets.

ª	Perpetual maturity security. Maturity date shown is the first call date.

(X)	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2009.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(E)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $9,557.

(N)	The interest rate disclosed for these securities represents the average coupon as of June 30, 2009.

Ψ	The company is in bankruptcy. The investment held by the Fund is current with respect to interest payments.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR — EURO

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2009.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007 – 03/2008	—	AboveNet, Inc. Warrants	$—
11/2006 – 10/2007	$19,878	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	1,708
05/2001 – 11/2001	$1,350	Potlatch Corp., 12.50%, 12/01/2009	1,338
06/2005 – 02/2006	$3,600	Sheridan Group, Inc., 10.25%, 08/15/2011	3,677
02/2007	$2,490	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	2,474
06/2008 – 05/2009	$3,272	Turbo Beta Ltd., 14.50%, 03/12/2018	3,272

The aggregate value of these securities at June 30, 2009 was $7,113 which represents 1.24% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$5,227	$5,001	08/27/09	$(226)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,590	$—	$—	$1,590
Corporate Bonds: Investment Grade	43,967	—	37,253	6,714
Corporate Bonds: Non-Investment Grade	468,511	—	462,808	5,703
Preferred Stocks	198	198	—	—
Senior Floating Rate Interests: Non-Investment Grade	50,312	—	48,349	1,963
Warrants	14	—	14	—
Short-Term Investments	5,689	4,684	1,005	—

Total	$570,281	$4,882	$549,429	$15,970

Liabilities:
Other Financial Instruments (Q)	$226	$—	$226	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation			and/or Out of	June 30,
	2008	(Loss)	(Depreciation)		Net Purchases	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	2,041	(131)	(320	)*	—	—	1,590
Corporate Bonds and Senior Floating Rate Interests	10,652	(90)	2,792	(A)	6,363	(5,337)	14,380

Total	$12,693	$(221)	$2,472		$6,363	$(5,337)	$15,970

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(318).

†	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $2,513.

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.5%
	Automobiles & Components — 0.5%
330	Ford Motor Co. (D)	$2,004
25	Goodyear Tire & Rubber Co. (D)	279
24	Harley-Davidson, Inc.	390
61	Johnson Controls, Inc.	1,325

		3,998

	Banks — 2.8%
66	BB&T Corp.	1,458
16	Comerica, Inc.	328
75	Fifth Third Bankcorp	535
22	First Horizon National Corp.	264
53	Hudson City Bancorp, Inc.	710
56	Huntington Bancshares, Inc.	233
73	Keycorp	381
8	M&T Bank Corp.	426
36	Marshall & Ilsley Corp.	174
36	People’s United Financial, Inc.	537
47	PNC Financial Services Group, Inc.	1,833
119	Regions Financial Corp.	479
48	SunTrust Banks, Inc.	785
195	US Bancorp	3,489
478	Wells Fargo & Co.	11,591
12	Zion Bancorp	137

		23,360

	Capital Goods — 6.9%
71	3M Co.	4,282
75	Boeing Co.	3,166
62	Caterpillar, Inc.	2,038
17	Cooper Industries Ltd.	531
21	Cummins, Inc.	727
26	Danaher Corp.	1,613
43	Deere & Co.	1,733
19	Dover Corp.	632
17	Eaton Corp.	758
77	Emerson Electric Co.	2,499
13	Fastenal Co.	441
6	Flowserve Corp.	398
18	Fluor Corp.	945
40	General Dynamics Corp.	2,191
1,087	General Electric Co.	12,734
13	Goodrich Corp.	634
76	Honeywell International, Inc.	2,396
39	Illinois Tool Works, Inc.	1,473
19	ITT Corp.	830
13	Jacobs Engineering Group, Inc. (D)	532
12	L-3 Communications Holdings, Inc.	831
34	Lockheed Martin Corp.	2,705
13	Manitowoc Co., Inc.	70
37	Masco Corp.	353
33	Northrop Grumman Corp.	1,514
37	PACCAR, Inc.	1,211
12	Pall Corp.	321
16	Parker-Hannifin Corp.	708
14	Precision Castparts Corp.	1,050
20	Quanta Services, Inc. (D)	463
40	Raytheon Co.	1,795
15	Rockwell Automation, Inc.	466
16	Rockwell Collins, Inc.	677
28	Textron, Inc.	267
97	United Technologies Corp.	5,020
6	W.W. Grainger, Inc.	525

		58,529

	Commercial & Professional Services — 0.7%
12	Avery Dennison Corp.	296
13	Cintas Corp.	308
6	Dun & Bradstreet Corp.	447
13	Equifax, Inc. (D)	338
19	Iron Mountain, Inc. (D)	532
13	Monster Worldwide, Inc. (D)	153
21	Pitney Bowes, Inc.	464
21	R.R. Donnelley & Sons Co.	245
33	Republic Services, Inc.	806
16	Robert Half International, Inc.	371
9	Stericycle, Inc. (D)	448
50	Waste Management, Inc.	1,421

		5,829

	Consumer Durables & Apparel — 1.0%
6	Black & Decker Corp.	177
13	Centex Corp.	108
33	Coach, Inc.	875
28	D.R. Horton, Inc.	265
28	Eastman Kodak Co.	82
15	Fortune Brands, Inc.	535
7	Harman International Industries, Inc.	133
13	Hasbro, Inc.	309
8	KB Home	103
16	Leggett & Platt, Inc.	245
15	Lennar Corp.	141
37	Mattel, Inc.	590
29	Newell Rubbermaid, Inc.	297
40	NIKE, Inc. Class B	2,061
6	Polo Ralph Lauren Corp.	311
22	Pulte Homes, Inc.	195
6	Snap-On, Inc.	171
8	Stanley Works	273
9	V.F. Corp.	501
8	Whirlpool Corp.	323

		7,695

	Consumer Services — 1.7%
11	Apollo Group, Inc. Class A (D)	789
45	Carnival Corp.	1,158
14	Darden Restaurants, Inc.	462
6	DeVry, Inc.	315
35	H & R Block, Inc.	600
30	International Game Technology	483
30	Marriott International, Inc. Class A	672
113	McDonald’s Corp.	6,507
76	Starbucks Corp. (D)	1,049
19	Starwood Hotels & Resorts	426
18	Wyndham Worldwide Corp.	221
7	Wynn Resorts Ltd. (D)	244
47	Yum! Brands, Inc.	1,579

		14,505

	Diversified Financials — 7.3%
122	American Express Co.	2,831
26	Ameriprise Financial, Inc.	635
830	Bank of America Corp.	10,954
123	Bank of New York Mellon Corp.	3,595
46	Capital One Financial Corp.	1,015
96	Charles Schwab Corp.	1,690
40	CIT Group, Inc.	86
566	Citigroup, Inc.	1,680
7	CME Group, Inc.	2,107
49	Discover Financial Services, Inc.	506
103	E*Trade Financial Corp. (D)	132

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Diversified Financials — (continued)
9	Federated Investors, Inc.	$221
16	Franklin Resources, Inc.	1,116
52	Goldman Sachs Group, Inc.	7,622
8	IntercontinentalExchange, Inc. (D)	859
42	Invesco Ltd.	752
17	Janus Capital Group, Inc.	189
400	JP Morgan Chase & Co.	13,654
15	Legg Mason, Inc.	358
19	Leucadia National Corp.	393
20	Moody’s Corp.	516
139	Morgan Stanley	3,954
14	Nasdaq OMX Group, Inc. (D)	300
25	Northern Trust Corp.	1,327
27	NYSE Euronext	727
48	SLM Corp. (D)	492
51	State Street Corp.	2,391
26	T. Rowe Price Group, Inc.	1,093

		61,195

	Energy — 12.3%
51	Anadarko Petroleum Corp.	2,326
34	Apache Corp.	2,478
32	Baker Hughes, Inc.	1,158
30	BJ Services Co.	408
11	Cabot Oil & Gas Corp.	325
22	Cameron International Corp. (D)	629
58	Chesapeake Energy Corp.	1,148
206	Chevron Corp.	13,624
152	ConocoPhillips Holding Co.	6,392
19	Consol Energy, Inc.	630
26	Denbury Resources, Inc. (D)	376
46	Devon Energy Corp.	2,484
7	Diamond Offshore Drilling, Inc.	590
72	El Paso Corp.	664
15	ENSCO International, Inc.	508
26	EOG Resources, Inc.	1,746
501	Exxon Mobil Corp.	35,000
13	FMC Technologies, Inc. (D)	477
92	Halliburton Co.	1,905
29	Hess Corp.	1,569
73	Marathon Oil Corp.	2,188
9	Massey Energy Co.	172
20	Murphy Oil Corp.	1,062
29	Nabors Industries Ltd. (D)	452
43	National Oilwell Varco, Inc. (D)	1,400
18	Noble Energy, Inc.	1,048
83	Occidental Petroleum Corp.	5,476
27	Peabody Energy Corp.	827
12	Pioneer Natural Resources Co.	298
16	Range Resources Corp.	667
12	Rowan Companies, Inc.	224
123	Schlumberger Ltd.	6,644
22	Smith International, Inc.	579
35	Southwestern Energy Co. (D)	1,371
66	Spectra Energy Corp.	1,119
12	Sunoco, Inc.	278
14	Tesoro Corp.	181
57	Valero Energy Corp.	963
60	Williams Cos., Inc.	929
59	XTO Energy, Inc.	2,269

		102,584

	Food & Staples Retailing — 3.0%
45	Costco Wholesale Corp.	2,034
149	CVS/Caremark Corp.	4,762
67	Kroger Co.	1,475
44	Safeway, Inc.	890
22	Supervalu, Inc.	281
61	Sysco Corp.	1,361
102	Walgreen Co.	2,991
229	Wal-Mart Stores, Inc.	11,093
14	Whole Foods Market, Inc.	274

		25,161

	Food, Beverage & Tobacco — 6.0%
212	Altria Group, Inc.	3,478
66	Archer Daniels Midland Co.	1,763
10	Brown-Forman Corp.	432
20	Campbell Soup Co.	602
204	Coca-Cola Co.	9,803
33	Coca-Cola Enterprises, Inc.	542
46	ConAgra Foods, Inc.	875
20	Constellation Brands, Inc. Class A (D)	255
18	Dean Foods Co. (D)	349
26	Dr Pepper Snapple Group (D)	551
34	General Mills, Inc.	1,888
32	H.J. Heinz Co.	1,152
17	Hershey Co.	613
7	Hormel Foods Corp.	249
12	J.M. Smucker Co.	594
26	Kellogg Co.	1,209
151	Kraft Foods, Inc.	3,830
17	Lorillard, Inc.	1,169
13	McCormick & Co., Inc.	434
15	Molson Coors Brewing Co.	648
14	Pepsi Bottling Group, Inc.	473
160	PepsiCo, Inc.	8,780
201	Philip Morris International, Inc.	8,780
17	Reynolds American, Inc.	672
71	Sara Lee Corp.	697
31	Tyson Foods, Inc. Class A	391

		50,229

	Health Care Equipment & Services — 4.1%
46	Aetna, Inc.	1,148
31	Amerisource Bergen Corp.	550
10	Bard (C.R.), Inc.	759
62	Baxter International, Inc.	3,287
25	Becton, Dickinson & Co.	1,751
155	Boston Scientific Corp. (D)	1,567
37	Cardinal Health, Inc.	1,128
28	CIGNA Corp.	675
15	Coventry Health Care, Inc. (D)	284
11	DaVita, Inc. (D)	524
15	Dentsply International, Inc.	464
28	Express Scripts, Inc. (D)	1,912
16	Hospira, Inc. (D)	635
17	Humana, Inc. (D)	560
19	IMS Health, Inc.	237
4	Intuitive Surgical, Inc. (D)	638
11	Laboratory Corp. of America Holdings (D)	754
28	McKesson Corp.	1,225
50	Medco Health Solutions, Inc. (D)	2,260
115	Medtronic, Inc.	4,002
9	Patterson Cos., Inc. (D)	204
15	Quest Diagnostics, Inc.	869
36	St. Jude Medical, Inc. (D)	1,462
24	Stryker Corp.	972

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Health Care Equipment & Services — (continued)
43	Tenet Healthcare Corp. (D)	$121
122	UnitedHealth Group, Inc.	3,050
13	Varian Medical Systems, Inc. (D)	452
50	Wellpoint, Inc. (D)	2,531
22	Zimmer Holdings, Inc. (D)	942

		34,963

	Household & Personal Products — 2.8%
44	Avon Products, Inc.	1,130
14	Clorox Co.	796
51	Colgate-Palmolive Co.	3,623
12	Estee Lauder Co., Inc.	387
43	Kimberly-Clark Corp.	2,231
299	Procter & Gamble Co.	15,285

		23,452

	Insurance — 2.3%
49	Aflac, Inc.	1,529
56	Allstate Corp.	1,371
282	American International Group, Inc.	327
28	AON Corp.	1,076
12	Assurant, Inc.	298
37	Chubb Corp.	1,472
17	Cincinnati Financial Corp.	382
45	Genworth Financial, Inc.	317
31	Lincoln National Corp.	536
38	Loews Corp.	1,038
54	Marsh & McLennan Cos., Inc.	1,078
18	MBIA, Inc. (D)	78
86	Metlife, Inc.	2,585
33	Principal Financial Group, Inc.	616
71	Progressive Corp.	1,078
49	Prudential Financial, Inc.	1,813
9	Torchmark Corp.	321
61	Travelers Cos., Inc.	2,518
35	Unum Group	553
36	XL Capital Ltd. Class A	411

		19,397

	Materials — 3.2%
22	Air Products and Chemicals, Inc.	1,392
11	AK Steel Holding Corp.	215
100	Alcoa, Inc.	1,032
10	Allegheny Technologies, Inc.	352
10	Ball Corp.	435
10	Bemis Co., Inc.	259
5	CF Industries Holdings, Inc.	371
110	Dow Chemical Co.	1,782
93	E.I. DuPont de Nemours & Co.	2,376
7	Eastman Chemical Co.	282
17	Ecolab, Inc.	671
42	Freeport-McMoRan Copper & Gold, Inc.	2,119
8	International Flavors & Fragrances, Inc.	265
44	International Paper Co.	671
18	MeadWestvaco Corp.	288
56	Monsanto Co.	4,160
50	Newmont Mining Corp.	2,054
32	Nucor Corp.	1,434
17	Owens-Illinois, Inc. (D)	485
14	Pactiv Corp. (D)	294
17	PPG Industries, Inc.	742
32	Praxair, Inc.	2,242
16	Sealed Air Corp.	300
13	Sigma-Aldrich Corp.	621
9	Titanium Metals Corp.	81
15	United States Steel Corp.	526
12	Vulcan Materials Co.	537
22	Weyerhaeuser Co.	659

		26,645

	Media — 2.5%
70	CBS Corp. Class B	482
296	Comcast Corp. Class A	4,287
54	DirecTV Group, Inc. (D)	1,328
24	Gannett Co., Inc.	85
49	Interpublic Group of Cos., Inc. (D)	248
32	McGraw-Hill Cos., Inc.	973
4	Meredith Corp.	95
12	New York Times Co. Class A	66
236	News Corp. Class A	2,150
32	Omnicom Group, Inc.	1,009
9	Scripps Networks Interactive Class A	257
36	Time Warner Cable, Inc.	1,145
123	Time Warner, Inc.	3,092
62	Viacom, Inc. Class B (D)	1,413
191	Walt Disney Co.	4,445
1	Washington Post Co. Class B	229

		21,304

	Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
159	Abbott Laboratories	7,458
32	Allergan, Inc.	1,502
104	Amgen, Inc. (D)	5,501
30	Biogen Idec, Inc. (D)	1,335
203	Bristol-Myers Squibb Co.	4,128
47	Celgene Corp. (D)	2,260
8	Cephalon, Inc. (D)	431
104	Eli Lilly & Co.	3,594
31	Forest Laboratories, Inc. (D)	776
28	Genzyme Corp. (D)	1,543
93	Gilead Sciences, Inc. (D)	4,357
283	Johnson & Johnson	16,061
25	King Pharmaceuticals, Inc. (D)	245
18	Life Technologies Corp. (D)	749
216	Merck & Co., Inc.	6,051
6	Millipore Corp. (D)	402
31	Mylan, Inc. (D)	409
12	PerkinElmer, Inc.	208
692	Pfizer, Inc.	10,385
167	Schering-Plough Corp.	4,198
43	Thermo Fisher Scientific, Inc. (D)	1,751
10	Waters Corp. (D)	511
11	Watson Pharmaceuticals, Inc. (D)	363
137	Wyeth	6,210

		80,428

	Real Estate — 1.0%
12	Apartment Investment & Management Co.	106
8	Avalonbay Communities, Inc.	458
14	Boston Properties, Inc.	678
24	CB Richard Ellis Group, Inc. Class A (D)	227
28	Equity Residential Properties Trust	626
28	HCP, Inc.	593
11	Health Care, Inc.	389
62	Host Hotels & Resorts, Inc.	518
33	Kimco Realty Corp.	334
17	Plum Creek Timber Co., Inc.	497
45	ProLogis	366
13	Public Storage	840

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Real Estate — (continued)
28	Simon Property Group, Inc.	$1,455
16	Ventas, Inc.	481
16	Vornado Realty Trust	734

		8,302

	Retailing — 3.2%
9	Abercrombie & Fitch Co. Class A	230
33	Amazon.com, Inc. (D)	2,766
11	AutoNation, Inc. (D)	193
4	AutoZone, Inc. (D)	553
27	Bed Bath & Beyond, Inc. (D)	818
35	Best Buy Co., Inc.	1,172
8	Big Lots, Inc. (D)	178
22	Expedia, Inc. (D)	326
14	Family Dollar Stores, Inc.	406
17	GameStop Corp. Class A (D)	371
47	Gap, Inc.	775
16	Genuine Parts Co.	550
174	Home Depot, Inc.	4,114
23	J.C. Penney Co., Inc.	655
31	Kohl’s Corp. (D)	1,338
28	Limited Brands, Inc.	332
151	Lowe’s Co., Inc.	2,940
43	Macy’s, Inc.	508
16	Nordstrom, Inc.	327
28	Office Depot, Inc. (D)	129
14	O’Reilly Automotive, Inc. (D)	529
13	RadioShack Corp.	179
6	Sears Holdings Corp. (D)	370
10	Sherwin-Williams Co.	541
73	Staples, Inc.	1,482
77	Target Corp.	3,045
13	Tiffany & Co.	322
42	TJX Cos., Inc.	1,336

		26,485

	Semiconductors & Semiconductor Equipment — 2.5%
58	Advanced Micro Devices, Inc. (D)	223
30	Altera Corp.	490
30	Analog Devices, Inc.	741
137	Applied Materials, Inc.	1,501
44	Broadcom Corp. Class A (D)	1,088
573	Intel Corp.	9,484
17	KLA-Tencor Corp.	441
23	Linear Technology Corp.	533
66	LSI Corp. (D)	303
23	MEMC Electronic Materials, Inc. (D)	409
19	Microchip Technology, Inc.	422
87	Micron Technology, Inc. (D)	440
20	National Semiconductor Corp.	251
10	Novellus Systems, Inc. (D)	166
56	NVIDIA Corp. (D)	633
18	Teradyne, Inc. (D)	122
131	Texas Instruments, Inc.	2,784
28	Xilinx, Inc.	578

		20,609

	Software & Services — 7.0%
54	Adobe Systems, Inc. (D)	1,520
10	Affiliated Computer Services, Inc. Class A (D)	446
18	Akamai Technologies, Inc. (D)	340
23	Autodesk, Inc. (D)	445
51	Automatic Data Processing, Inc.	1,825
19	BMC Software, Inc. (D)	642
40	CA, Inc.	706
19	Citrix Systems, Inc. (D)	592
30	Cognizant Technology Solutions Corp. (D)	799
16	Computer Sciences Corp. (D)	690
25	Compuware Corp. (D)	170
13	Convergys Corp. (D)	117
111	eBay, Inc. (D)	1,900
33	Electronic Arts, Inc. (D)	721
20	Fidelity National Information Services, Inc.	391
16	Fiserv, Inc. (D)	730
25	Google, Inc. (D)	10,402
33	Intuit, Inc. (D)	933
7	Mastercard, Inc.	1,238
16	McAfee, Inc. (D)	671
785	Microsoft Corp.	18,667
35	Novell, Inc. (D)	160
389	Oracle Corp.	8,324
33	Paychex, Inc.	829
11	Salesforce.com, Inc. (D)	416
84	Symantec Corp. (D)	1,305
20	Total System Services, Inc.	271
20	VeriSign, Inc. (D)	366
72	Western Union Co.	1,180
143	Yahoo!, Inc. (D)	2,241

		59,037

	Technology Hardware & Equipment — 8.7%
35	Agilent Technologies, Inc. (D)	716
18	Amphenol Corp. Class A	557
92	Apple, Inc. (D)	13,041
9	Ciena Corp. (D)	96
592	Cisco Systems, Inc. (D)	11,031
159	Corning, Inc.	2,560
178	Dell, Inc. (D)	2,450
207	EMC Corp. (D)	2,706
15	FLIR Systems, Inc. (D)	347
14	Harris Corp.	386
245	Hewlett-Packard Co.	9,463
136	IBM Corp.	14,154
22	Jabil Circuit, Inc.	163
23	JDS Uniphase Corp. (D)	129
54	Juniper Networks, Inc. (D)	1,267
8	Lexmark International, Inc. ADR (D)	127
14	Molex, Inc.	221
235	Motorola, Inc.	1,559
34	NetApp, Inc. (D)	669
12	QLogic Corp. (D)	155
170	Qualcomm, Inc.	7,677
23	SanDisk Corp. (D)	343
77	Sun Microsystems, Inc. (D)	706
41	Tellabs, Inc. (D)	233
18	Teradata Corp. (D)	416
23	Western Digital Corp. (D)	604
89	Xerox Corp.	575

		72,351

	Telecommunication Services — 3.5%
41	American Tower Corp. Class A (D)	1,285
605	AT&T, Inc.	15,037
10	CenturyTel, Inc.	318
15	Embarq Corp.	615
32	Frontier Communications Corp.	228
26	MetroPCS Communications, Inc. (D)	346
152	Qwest Communications International, Inc.	630

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Telecommunication Services — (continued)
295	Sprint Nextel Corp. (D)		$1,418
291	Verizon Communications, Inc.		8,955
45	Windstream Corp.		375

			29,207

	Transportation — 2.0%
29	Burlington Northern Santa Fe Corp.		2,099
17	C.H. Robinson Worldwide, Inc.		908
40	CSX Corp.		1,392
22	Expeditors International of Washington, Inc.		727
32	FedEx Corp.		1,779
38	Norfolk Southern Corp.		1,417
6	Ryder System, Inc.		159
76	Southwest Airlines Co.		511
52	Union Pacific Corp.		2,693
102	United Parcel Service, Inc. Class B		5,106

			16,791

	Utilities — 4.0%
68	AES Corp. (D)		794
17	Allegheny Energy, Inc.		447
22	Ameren Corp.		547
49	American Electric Power Co., Inc.		1,414
36	CenterPoint Energy, Inc.		397
23	CMS Energy Corp.		281
28	Consolidated Edison, Inc.		1,053
20	Constellation Energy Group, Inc.		543
61	Dominion Resources, Inc.		2,023
17	DTE Energy Co.		538
132	Duke Energy Corp.		1,927
52	Dynegy Holdings, Inc. (D)		118
33	Edison International		1,053
20	Entergy Corp.		1,560
13	EQT Corp.		468
68	Exelon Corp.		3,463
31	FirstEnergy Corp.		1,214
42	FPL Group, Inc.		2,398
8	Integrys Energy Group, Inc.		235
5	Nicor, Inc.		159
28	NiSource, Inc.		328
18	Northeast Utilities		401
23	Pepco Holdings, Inc.		304
38	PG&E Corp.		1,453
10	Pinnacle West Capital Corp.		314
39	PPL Corp.		1,271
29	Progress Energy, Inc.		1,081
52	Public Service Enterprise Group, Inc.		1,696
18	Questar Corp.		556
13	SCANA Corp.		406
25	Sempra Energy		1,243
80	Southern Co.		2,502
22	TECO Energy, Inc.		260
12	Wisconsin Energy Corp.		488
47	Xcel Energy, Inc.		860

			33,795

	Total common stocks (cost $1,037,285)		$825,851

	Total long-term investments (cost $1,037,285)		$825,851

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.5%
	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $8,260, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $8,403)
$8,260	0.01%, 6/30/2009		$8,260
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,550, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,577)
1,550	0.01%, 6/30/2009		1,550

			9,810

	U.S. Treasury Bills — 0.3%
2,900	0.18%, 7/16/2009 (S)(M)		2,900

	Total short-term investments (cost $12,710)		$12,710

	Total investments (cost $1,049,995) (C)	100.0%	$838,561
	Other assets and liabilities	—%	(69)

	Total net assets	100.0%	$838,492

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,074,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$132,761
Unrealized Depreciation	(368,749)

Net Unrealized Depreciation	$(235,988)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	55	Long	Sep 2009	$(271)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$825,851	$825,851	$—	$—
Short-Term Investments	12,710	—	12,710	—

Total	$838,561	$825,851	$12,710	$—

Liabilities:
Other Financial Instruments (Q)	$271	$271	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 96.5%
	Australia — 1.3%
124	BHP Billiton Ltd.	$3,394
63	CSL Ltd.	1,619

		5,013

	Austria — 0.9%
55	Andritz AG	2,315
21	OMV AG	806

		3,121

	Belgium — 0.9%
1,332	Hansen Transmissions (D)	3,389

	Brazil — 2.9%
48	Cia Brasileira de Meios de Pagamentos (D)	414
152	Companhia Energetica de Minas Gerais	2,039
234	Itau Unibanco Banco Multiplo S.A. ADR	3,696
113	Natura Cosmeticos S.A.	1,470
75	Petroleo Brasileiro S.A. ADR	3,057

		10,676

	Canada — 2.3%
49	Agnico Eagle Mines Ltd.	2,582
22	Potash Corp. of Saskatchewan, Inc.	2,066
24	Research In Motion Ltd. (D)	1,670
56	Suncor Energy, Inc.	1,694

		8,012

	China — 3.1%
2,136	China Construction Bank	1,646
2,524	China Dongxiang Group Co.	1,689
1,602	Dongfeng Motor Group Co., Ltd.	1,344
2,399	Industrial and Commercial Bank of China	1,662
25	Shanda Interactive Entertainment Ltd. ADR (D)	1,318
134	Suntech Power Holdings Co., Ltd. ADR (D)	2,388
1,880	Zhejiang Expressway Co., Ltd.	1,484

		11,531

	Denmark — 1.4%
48	Carlsberg A/S Class B	3,078
30	Vestas Wind Systems A/S (D)	2,136

		5,214

	Finland — 1.0%
241	Nokia Oyj	3,528

	France — 4.6%
51	BNP Paribas	3,320
38	Bureau Veritas S.A.	1,851
52	Publicis Groupe	1,605
64	Renault S.A.	2,360
15	Sanofi-Aventis S.A.	887
32	Technip S.A.	1,580
34	Thales S.A.	1,545
40	Total S.A.	2,161
55	UbiSoft Entertainment S.A. (D)	1,351
6	Vallourec	748

		17,408

	Germany — 6.1%
52	BASF SE	2,059
92	Daimler AG	3,327
18	Deutsche Bank AG	1,117
29	Deutsche Boerse AG	2,230
95	Metro AG	4,535
74	Siemens AG	5,149
10	SMA Solar Technology AG	700
118	ThyssenKrupp AG	2,945

		22,062

	Greece — 0.3%
47	Opap S.A.	1,250

	Hong Kong — 3.3%
2,749	Anta Sports Products Ltd.	3,424
1,136	Chaoda Modern Agriculture	664
486	China Merchants Holdings International Co., Ltd.	1,392
1,527	China Zhongwang Holdings Ltd. (D)	2,097
1,675	Huabao International Holdings Ltd.	1,617
524	Li & Fung Ltd.	1,399
111	Sun Hung Kai Properties Ltd.	1,378

		11,971

	India — 1.5%
40	HDFC Bank Ltd. ADR	4,125
16	Reliance Industries GDR (I)(D)	1,328

		5,453

	Indonesia — 0.4%
4,302	Bank Central Asia PT	1,474

	Ireland — 0.5%
252	Experian plc	1,891

	Israel — 2.6%
191	Teva Pharmaceutical Industries Ltd. ADR	9,429

	Japan — 11.6%
42	Astellas Pharma, Inc.	1,476
69	Canon, Inc.	2,237
177	Chiyoda Corp.	1,432
139	Honda Motor Co., Ltd.	3,835
—	Japan Tobacco, Inc.	1,275
180	Komatsu Ltd.	2,771
19	Kyocera Corp.	1,396
261	Mitsubishi UFJ Financial Group, Inc.	1,610
271	Nippon Electric Glass Co., Ltd.	3,030
159	Panasonic Corp.	2,146
45	Point, Inc.	2,424
4	Rakuten, Inc.	2,373
42	Sankyo Co., Ltd.	2,262
77	Shionogi & Co., Ltd.	1,488
152	Softbank Corp.	2,957
98	Square Enix Holdings Co., Ltd.	2,301
41	Sumitomo Mitsui Financial Group, Inc.	1,651
95	Suzuki Motor Corp.	2,119
55	Takeda Pharmaceutical Co., Ltd.	2,150
43	Trend Micro, Inc.	1,373

		42,306

	Luxembourg — 1.6%
44	ArcelorMittal	1,451
128	ArcelorMittal ADR	4,248

		5,699

	Netherlands — 5.0%
161	ASML Holding N.V.	3,484
378	Koninklijke (Royal) KPN N.V.	5,218
273	Koninklijke Ahold N.V.	3,153
215	Qiagen N.V. (D)	3,984
115	Unilever N.V. CVA	2,778

		18,617

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Russia — 1.9%
37	Mobile Telesystems OJSC ADR	$1,348
140	OAO Gazprom Class S ADR	2,827
199	Vimpel-Communications ADR	2,344

		6,519

	South Africa — 1.0%
171	Impala Platinum Holdings Ltd.	3,793

	Spain — 4.2%
512	Banco Santander Central Hispano S.A.	6,183
83	Red Electrica Corporacion S.A.	3,766
242	Telefonica S.A.	5,491

		15,440

	Sweden — 3.1%
32	Hennes & Mauritz Ab	1,595
285	Lundin Petroleum Ab (D)	2,214
52	Oriflame Cosmetics S.A. ADR	2,280
114	Swedish Match Ab	1,854
391	Telefonaktiebolaget LM Ericsson	3,851

		11,794

	Switzerland — 10.6%
100	Credit Suisse Group AG	4,581
12	Geberit AG	1,438
123	Julius Baer Holding Ltd.	4,790
27	Kuehne & Nagel International AG	2,134
166	Nestle S.A.	6,271
125	Nobel Biocare Holding AG	2,744
58	Roche Holding AG	7,924
24	Schindler Holding-Part Certificates	1,523
2	SGS S.A.	2,177
18	Sonova Holding AG	1,453
9	Swatch Group AG	1,492
160	UBS AG	1,966

		38,493

	Taiwan — 1.4%
670	Delta Electronics, Inc.	1,516
151	High Technology Computer Corp.	2,122
126	MediaTek, Inc.	1,496

		5,134

	Turkey — 0.9%
49	Bim Birlesik Magazalar AS	1,709
274	Turkcell Iletisim Hizmetleri A/S	1,514

		3,223

	United Kingdom — 20.8%
104	Admiral Group plc	1,485
242	Antofagasta	2,354
1,043	Arm Holdings plc	2,058
107	AstraZeneca plc	4,709
75	Autonomy Corp. plc (D)	1,787
203	Babcock International Group plc	1,611
166	BG Group plc	2,790
275	British American Tobacco plc	7,591
419	Burberry Group plc	2,917
93	De La Rue plc	1,399
205	Eurasian Natural Resources Corp.	2,214
190	GlaxoSmithKline plc	3,360
783	HSBC Holding plc	6,522
153	Imperial Tobacco Group plc	3,980
94	Intertek Group plc	1,611
1,090	Kingfisher plc	3,198
698	Michael Page International plc	2,742
164	Petrofac Ltd.	1,806
131	Reckitt Benckiser Group plc	5,961
515	Sage Group plc	1,514
342	Standard Chartered plc	6,438
2,343	Vodafone Group plc	4,557
302	Xstrata plc	3,281

		75,885

	United States — 1.3%
42	Netease.com, Inc. (D)	1,474
25	New Oriental Education & Technology Group, Inc. ADR (D)	1,671
104	Yingli Green Energy Holdings (D)	1,406

		4,551

	Total common stocks (cost $338,745)	$352,876

PREFERRED STOCKS — 0.3%
	Brazil — 0.3%
78	Banco Itau Holding	$1,222

	Total preferred stocks (cost $1,229)	$1,222

	Total long-term investments (cost $339,974)	$354,098

Principal
Amount

SHORT-TERM INVESTMENTS — 2.0%
	Repurchase Agreements — 2.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $468, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $478)
$468	0.09%, 6/30/2009	$468

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4,313, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $4,399)

4,313	0.05%, 6/30/2009	4,313

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,085, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $1,106)

1,085	0.09%, 6/30/2009	1,085
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,625, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,657)
1,625	0.08%, 6/30/2009	1,625

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
$1	0.03%, 6/30/2009		$1

			7,492

	Total short-term investments (cost $7,492)		$7,492

	Total investments (cost $347,466) (C)	98.8%	$361,590
	Other assets and liabilities	1.2%	4,265

	Total net assets	100.0%	$365,855

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $411,584 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,081
Unrealized Depreciation	(73,075)

Net Unrealized Depreciation	$(49,994)

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $1,328, which represents 0.36% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$405	$407	07/01/09	$(2)
British Pound (Buy)	559	562	07/02/09	(3)
Euro (Buy)	245	245	07/01/09	—
Euro (Sell)	1,792	1,796	07/01/09	4
Euro (Sell)	2,782	2,794	07/02/09	12
Japanese Yen (Sell)	1,237	1,236	07/01/09	(1)
South African Rand (Sell)	100	96	07/02/09	(4)
South African Rand (Sell)	41	40	07/03/09	(1)
Swiss Franc (Buy)	660	663	07/01/09	(3)

				$2

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	3.6%

Banks	10.8

Capital Goods	7.3

Commercial & Professional Services	3.6

Consumer Durables & Apparel	3.8

Consumer Services	0.8

Diversified Financials	4.0

Energy	5.5

Food & Staples Retailing	2.6

Food, Beverage & Tobacco	7.5

Health Care Equipment & Services	1.2

Household & Personal Products	2.6

Insurance	0.4

Materials	9.4

Media	0.4

Pharmaceuticals, Biotechnology & Life Sciences	10.1

Real Estate	0.4

Retailing	3.1

Semiconductors & Semiconductor Equipment	1.9

Software & Services	3.1

Technology Hardware & Equipment	5.3

Telecommunication Services	6.4

Transportation	1.4

Utilities	1.6

Short-Term Investments	2.0

Other Assets and Liabilities	1.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$352,876	$54,691	$298,185	$—
Preferred Stocks	1,222	—	1,222	—
Short-Term Investments	7,492	—	7,492	—

Total	$361,590	$54,691	$306,899	$—

Other Financial Instruments (Q)	$16	$—	$16	$—

Liabilities:
Other Financial Instruments (Q)	$14	$—	$14	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Transfers In	Balance as of
	December 31,	and/or Out of	June 30,
	2008	Level 3	2009
Assets:
Common Stock	$7,549	$(7,549)	$—

Total	$7,549	$(7,549)	$—

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 94.0%
	Australia — 1.4%
40	Karoon Gas Australia Ltd. (D)	$289
1,863	Westfield Group	17,055

		17,344

	Belgium — 0.6%
2,277	Fortis	7,797

	Brazil — 2.5%
938	Banco Bradesco S.A. ADR	13,848
278	Cia Brasileira de Meios de Pagamentos (D)	2,387
933	Itau Unibanco Banco Multiplo S.A. ADR	14,768

		31,003

	Canada — 5.9%
1,209	Brookfield Asset Management, Inc. (D)	20,683
56	Canadian Natural Resources Ltd.	2,951
168	EnCana Corp.	8,310
83	Potash Corp. of Saskatchewan, Inc. ADR	7,779
840	Suncor Energy, Inc.	25,541
203	Toronto-Dominion Bank	10,508

		75,772

	China — 2.5%
13,893	Industrial and Commercial Bank of China	9,624
189	PetroChina Co. Ltd. ADR	20,903

		30,527

	Denmark — 0.5%
493	DSV A/S	6,110

	France — 6.2%
164	BNP Paribas	10,725
553	Groupe Danone	27,398
167	L’Oreal S.A.	12,536
387	Renault S.A.	14,290
78	Sanofi-Aventis S.A.	4,611
136	Total S.A.	7,388

		76,948

	Germany — 7.3%
127	Allianz SE	11,693
645	Daimler AG	23,432
1,941	Deutsche Post AG	25,338
301	SAP AG	12,118
278	Siemens AG	19,246

		91,827

	Greece — 1.1%
484	National Bank of Greece	13,417

	Hong Kong — 4.8%
5,043	Cathay Pacific Airways Ltd.	6,918
1,142	China Merchants Holdings International Co., Ltd.	3,271
2,401	Esprit Holdings Ltd.	13,339
8,322	Shangri-La Asia Ltd.	12,291
1,955	Sun Hung Kai Properties Ltd.	24,277

		60,096

	Ireland — 2.6%
1,220	CRH plc	27,929
1,025	Ryanair Holdings plc (D)	4,738

		32,667

	Israel — 2.3%
577	Teva Pharmaceutical Industries Ltd. ADR	28,474

	Japan — 12.5%
283	East Japan Railway Co.	17,014
282	Eisai Co., Ltd.	10,013
1,713	Hino Motors Ltd.	5,333
196	Ibiden Co., Ltd.	5,487
2	KDDI Corp.	11,047
1,359	Mitsubishi Electric Corp.	8,589
3,721	Mitsubishi UFJ Financial Group, Inc.	22,973
519	NGK Spark Plug Co., Ltd.	4,955
158	Nidec Corp.	9,593
21	Nintendo Co., Ltd.	5,729
230	Nippon Telegraph & Telephone Corp.	9,379
1,117	Nomura Holdings, Inc.	9,428
67	Osaka Titanium Technologies	2,462
186	Secom Co., Ltd.	7,553
407	Softbank Corp.	7,932
462	Sumitomo Mitsui Financial Group, Inc.	18,703
149	Toho Titanium Co., Ltd.	2,547

		158,737

	Mexico — 0.8%
148	America Movil S.A.B. de C.V. ADR	5,742
368	Cemex S.A. de C.V. ADR (D)	3,434

		9,176

	Netherlands — 2.6%
304	ING Groep N.V.	3,084
2,102	Koninklijke (Royal) KPN N.V.	29,008

		32,092

	Russia — 0.9%
590	Mechel ADR	4,926
161	Mobile Telesystems OJSC ADR	5,935

		10,861

	South Africa — 2.0%
148	Anglo American Platinum Co., Ltd.	10,494
666	Impala Platinum Holdings Ltd.	14,741

		25,235

	South Korea — 0.9%
24	Samsung Electronics Co., Ltd.	11,198

	Spain — 4.8%
2,177	Banco Santander Central Hispano S.A.	26,311
756	Enagas	14,926
57	Industria de Diseno Textil S.A.	2,764
361	Red Electrica Corporacion S.A.	16,369

		60,370

	Switzerland — 7.5%
327	Julius Baer Holding Ltd.	12,722
712	Nestle S.A.	26,880
92	Roche Holding AG	12,542
151	Synthes, Inc.	14,608
2,218	UBS AG	27,231

		93,983

	Taiwan — 1.1%
642	High Technology Computer Corp.	9,027
1,677	Hon Hai Precision Industry Co., Ltd.	5,142

		14,169

	United Kingdom — 22.9%
140	Anglo American plc	4,107
381	AstraZeneca plc	16,793

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	United Kingdom — (continued)
3,631	BAE Systems plc		$20,291
1,740	Barclays Bank plc		8,084
1,148	BG Group plc		19,333
4,336	BP plc		34,264
5,602	HSBC Holding plc		46,673
1,182	Imperial Tobacco Group plc		30,760
1,205	National Grid plc		10,874
482	Rio Tinto plc		16,699
253	Rio Tinto plc Rights		2,907
339	SABMiller plc		6,915
2,562	Tesco plc		14,962
6,523	Vodafone Group plc		12,687
196	Wolseley plc		3,759
2,290	WPP plc		15,226
2,170	Xstrata plc		23,590

			287,924

	United States — 0.3%
164	Frontline Ltd.		3,983

	Total common stocks (cost $1,157,919)		$1,179,710

EXCHANGE TRADED FUNDS — 2.8%
	United States — 2.8%
404	iShares MSCI EAFE Index Fund		$18,502
353	iShares MSCI Emerging Markets Index Fund		11,371
184	iShares S&P Eur 350		5,776

	Total exchange traded funds (cost $32,795)		$35,649

	Total long-term investments (cost $1,190,714)		$1,215,359

Principal
Amount

SHORT-TERM INVESTMENTS — 3.4%
	Repurchase Agreements — 3.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,685, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $2,739)
$2,685	0.09%, 6/30/2009		$2,685

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $24,721, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $25,215)

24,721	0.05%, 6/30/2009		24,721

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $6,216, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $6,341)

6,216	0.09%, 6/30/2009		6,216
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,313, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $9,499)
9,313	0.08%, 6/30/2009		9,313
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $8, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $8)
8	0.03%, 6/30/2009		8

			42,943

	Total short-term investments (cost $42,943)		$42,943

	Total investments (cost $1,233,657) (C)	100.2%	$1,258,302
	Other assets and liabilities	(0.2)%	(2,934)

	Total net assets	100.0%	$1,255,368

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 93.7% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,290,565 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,960
Unrealized Depreciation	(127,223)

Net Unrealized Depreciation	$(32,263)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$3,828	$3,842	07/01/09	$(14)
Canadian Dollar (Buy)	1,237	1,249	07/02/09	(12)
Canadian Dollar (Buy)	2,496	2,499	07/06/09	(3)
Euro (Sell)	2,787	2,797	07/01/09	10
Euro (Sell)	2,673	2,684	07/02/09	11
Euro (Sell)	6,289	6,287	07/02/09	(2)
Euro (Sell)	5,308	5,306	07/06/09	(2)
Hong Kong Dollar (Buy)	1,259	1,259	07/02/09	—
Swiss Franc (Buy)	1,855	1,858	07/01/09	(3)
Swiss Franc (Buy)	8,743	8,753	07/02/09	(10)

				$(25)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	3.4

Banks	15.6

Capital Goods	4.5

Commercial & Professional Services	0.6

Consumer Durables & Apparel	1.6

Consumer Services	1.0

Diversified Financials	6.1

Energy	9.8

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	7.3

Health Care Equipment & Services	1.2

Household & Personal Products	1.0

Insurance	0.9

Materials	9.7

Media	1.2

Other Investment Pools and Funds	1.5

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Real Estate	3.3

Retailing	1.3

Semiconductors & Semiconductor Equipment	0.9

Software & Services	1.6

Technology Hardware & Equipment	2.3

Telecommunication Services	6.6

Transportation	5.0

Utilities	3.4

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$1,179,710	$199,778	$979,932	$—
Exchange Traded Funds	35,649	35,649	—	—
Short-Term Investments	42,943	—	42,943	—

Total	$1,258,302	$235,427	$1,022,875	$—

Other Financial Instruments (Q)	$21	$—	$21	$—

Liabilities:
Other Financial Instruments (Q)	$46	$—	$46	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Transfers In	Balance as of
	December 31,	and/or Out of	June 30,
	2008	Level 3	2009
Assets:
Common Stock	$58,546	$(58,546)	$—

Total	$58,546	$(58,546)	$—

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 96.5%
	Australia — 8.1%
314	AJ Lucas Group Ltd.	$801
312	Aquarius Platinum Ltd.	1,200
257	Ausenco Ltd.	836
197	Bendigo and Adelaide Bank Ltd.	1,102
179	Brambles Ltd.	856
82	Campbell Brothers	1,362
886	Incitec Pivot Ltd.	1,687
317	Karoon Gas Australia Ltd. (D)	2,310
103	NuFarm Ltd.	763
67	Sims Metal Management Ltd.	1,387
430	Whitehaven Coal Ltd.	1,082
35	Worleyparsons Ltd.	665

		14,051

	Belgium — 1.5%
18	CFE	715
6	D’ieteren S.A.	1,252
29	Umicore	665

		2,632

	Brazil — 1.8%
68	GVT Holding S.A. (D)	1,124
62	Hypermarcas S.A. (D)	763
115	Lojas Americanas S.A.	535
—	Lupatech S.A. — Rights (H)(A)	—
65	Natura Cosmeticos S.A.	848

		3,270

	Canada — 0.5%
17	First Quantum Minerals Ltd.	823

	Cayman Islands — 0.7%
389	Li Ning Co., Ltd.	1,141

	China — 0.7%
310	361 Degrees International Ltd. (D)	156
35	Perfect World Co., Ltd. ADR (D)	987

		1,143

	Finland — 2.0%
37	Kone Oyj Class B	1,132
73	Nokian Rendaat Oyj	1,382
48	Outotec Oyj	1,132

		3,646

	France — 10.6%
25	April Group	832
14	BioMerieux S.A.	1,207
39	Bureau Veritas S.A.	1,930
30	Eurofins Scientific	1,762
6	Guerbet S.A.	875
19	Imerys S.A. (D)	791
4	Imerys S.A. — New (D)	144
57	Klepierre	1,475
40	Maurel ET Prom	684
21	Orpea (D)	939
51	Scor SE	1,045
19	Seche Environment	1,073
59	Sechilienne S.A.	2,068
10	Vallourec	1,181
19	Vilmorin & Cie	1,827
10	Virbac S.A.	834

		18,667

	Germany — 4.2%
94	ElringKlinger AG	1,566
18	Hochtief AG	907
118	Kontron AG	1,519
85	Praktiker Bau-Und Heimwerkermaerkte Holding AG	827
19	Salzgitter AG	1,659
7	Vossloh AG	836

		7,314

	Guernsey Channel Isle — 0.5%
416	London & Stamford Property Ltd.	807

	Hong Kong — 2.9%
317	ASM Pacific Technology	1,619
450	China High Speed Transmission	892
1,271	Noble Group Ltd.	1,584
2,808	Sa Sa International Holdings Ltd.	1,051

		5,146

	India — 0.1%
2	Educomp Solutions Ltd. (D)	151

	Indonesia — 0.5%
1,412	PT Bank Rakyat Indonesia	865

	Israel — 0.5%
350	Bank Hapoalim B.M. (D)	927

	Italy — 2.3%
96	Bulgari S.p.A.	515
58	DiaSorin S.p.A.	1,452
63	Finmeccanica S.p.A.	893
647	Immobiliare Grande Distribuzione	1,132

		3,992

	Japan — 25.6%
82	Aeon Delight Co., Ltd.	1,331
171	Asics Corp.	1,559
233	Bank of Yokohama Ltd.	1,247
17	Benesse Corp.	694
48	Capcom Co., Ltd.	863
1	Cyberagent, Inc.	974
1	EPS Co., Ltd.	1,924
38	FamilyMart Co., Ltd.	1,191
79	Hitachi Metals Ltd.	673
46	Ibiden Co., Ltd.	1,295
51	Jafco Co., Ltd.	1,726
2	Jupiter Telecommunications Co., Ltd.	1,344
22	Kobayashi Pharmaceutical Co., Ltd.	848
64	Mandom Corp.	1,453
97	Modec, Inc.	1,702
53	Moshi Moshi Hotline, Inc.	1,090
129	Nabtesco Corp.	1,272
20	Nidec Corp.	1,242
175	Nippon Carbon Co., Ltd.	488
94	Nippon Denko Co., Ltd.	625
55	Nippon Electric Glass Co., Ltd.	615
6	OBIC Co., Ltd.	1,035
—	Osaka Securities Exchange Co., Ltd.	1,963
29	Point, Inc.	1,584
113	Securities Carbon Ltd.	832
—	Seven Bank Ltd.	640
189	Shinko Plantech Co., Ltd.	1,495
158	Shionogi & Co., Ltd.	3,049
127	Square Enix Holdings Co., Ltd.	2,973
40	Sugi Holdings Co., Ltd.	829

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Japan — (continued)
59	Sundrug Co., Ltd.		$1,304
131	Taiyo Nippon Sanso Corp.		1,252
66	Tokyo Ohka Kogyo Co., Ltd.		1,266
256	Toyo Engineering Corp.		865
84	Toyota Boshoku Corp.		1,245

			44,488

	Jersey — 0.7%
19	Rangold Resources Ltd.		1,193

	Netherlands — 0.5%
15	Smit International N.V.		881

	Norway — 1.6%
226	Kongsberg Gruppen ASA		2,781

	Russia — 0.6%
19	Wimm-Bill-Dann Foods (D)		1,028

	Singapore — 0.8%
1,099	Goodpack Ltd.		692
508	Hyflux Ltd.		769

			1,461

	South Korea — 3.0%
14	GS Engineering & Construction Corp.		797
47	Korea Plant Service & Engineering Co., Ltd. (D)		1,229
7	Megastudy Co., Ltd.		1,307
19	Mirae Asset Securities Co., Ltd.		1,050
6	OCI Co., Ltd.		1,001

			5,384

	Spain — 0.5%
50	Grifols S.A.		894

	Sweden — 2.6%
81	Bjoern Borg AB		600
137	Lundin Petroleum Ab (D)		1,062
91	Sweco Ab		459
153	Swedish Match Ab		2,495

			4,616

	Switzerland — 8.4%
15	Bachem Holding AG Class B		943
139	Dufry Group		5,340
58	Logitech International S.A. (D)		805
18	Panalpina Welttransport Holding AG		1,321
101	Paris RE Holdings Ltd.		1,636
132	Temenos Group AG (D)		2,249
7	Valiant Holding AG		1,316
1	Vetropack Holding		841

			14,451

	United Kingdom — 15.3%
83	AMEC plc		896
580	Arm Holdings plc		1,145
190	Babcock International Group plc		1,507
351	Brown(N) Group plc		1,242
164	Catlin Group Ltd.		869
50	Chemring Group plc		1,803
409	Clapham House Group plc (D)		478
61	Close Brothers Group plc		657
145	Connaught plc		899
310	Domino’s Pizza UK & IRL plc		1,052
952	Hampson Industries plc		1,066
619	Hansteen Holdings plc		806
619	Hansteen Holdings plc — Open Offer (H)		41
220	ICAP plc		1,642
111	James Fisher & Sons plc		752
39	Johnson Matthey plc		737
170	Lancashire Holdings Ltd. (D)		1,305
310	Mears Group plc		1,158
338	Resolution plc (D)		495
158	Rightmove		916
74	Rotork plc		1,010
132	SSL International plc		1,126
88	Ultra Electronics Holdings plc		1,578
43	Vedanta Resources plc		913
186	VT Group plc		1,387
98	Wellstream Holdings plc		828

			26,308

	Total common stocks (cost $166,786)		$168,060

	Total long-term investments (cost $166,786)		$168,060

Principal
Amount

SHORT-TERM INVESTMENTS — 3.3%
	Repurchase Agreements — 3.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $356, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $363)
$356	0.09%, 6/30/2009		$356

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,281, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $3,346)

3,281	0.05%, 6/30/2009		3,281

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $825, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $841)

825	0.09%, 6/30/2009		825
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,236, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,261)
1,236	0.08%, 6/30/2009		1,236
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			5,699

	Total short-term investments (cost $5,699)		$5,699

	Total investments (cost $172,485) (C)	99.8%	$173,759
	Other assets and liabilities	0.2%	380

	Total net assets	100.0%	$174,139

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $174,683 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,905
Unrealized Depreciation	(18,829)

Net Unrealized Depreciation	$(924)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $ — , which represents 0.00% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2009	619	Hansteen Holdings plc — Open Offer	$—
06/2009	—	Lupatech S.A. — Rights	—

The aggregate value of these securities at June 30, 2009 was $41 which represents 0.02% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$1,004	$1,002	07/02/09	$(2)
British Pound (Buy)	211	213	07/01/09	(2)
British Pound (Buy)	57	57	07/02/09	—
Euro (Sell)	919	922	07/01/09	3
Euro (Buy)	176	177	07/02/09	(1)
Hong Kong Dollar (Buy)	249	249	07/02/09	—
Japanese Yen (Sell)	137	138	07/01/09	1
Japanese Yen (Buy)	732	736	07/02/09	(4)
Swedish Krona (Sell)	59	59	07/02/09	—
				$(5)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of June 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	2.4%

Banks	3.5

Capital Goods	13.9

Commercial & Professional Services	7.2

Consumer Durables & Apparel	2.2

Consumer Services	2.1

Diversified Financials	4.3

Energy	6.6

Food & Staples Retailing	1.9

Food, Beverage & Tobacco	3.0

Health Care Equipment & Services	3.2

Household & Personal Products	2.2

Insurance	3.3

Materials	10.1

Media	1.9

Pharmaceuticals, Biotechnology & Life Sciences	5.4

Real Estate	2.5

Retailing	6.8

Semiconductors & Semiconductor Equipment	2.5

Software & Services	4.7

Technology Hardware & Equipment	2.9

Telecommunication Services	0.6%

Transportation	1.7

Utilities	1.6

Short-Term Investments	3.3

Other Assets and Liabilities	0.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$168,060	$5,585	$162,475	$—
Short-Term Investments	5,699	—	5,699	—

Total	$173,759	$5,585	$168,174	$—

Other Financial Instruments (Q)	$4	$—	$4	$—

Liabilities:
Other Financial Instruments (Q)	$9	$—	$9	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.7%
	Capital Goods — 5.6%
7	3M Co.	$409
11	AMETEK, Inc.	370
9	Danaher Corp.	574
10	Donaldson Co., Inc.	357
13	Emerson Electric Co.	435
23	Graco, Inc.	513
14	Honeywell International, Inc.	440
6	Lockheed Martin Corp.	490
6	Roper Industries, Inc.	258
11	Thomas & Betts Corp. (D)	326
20	TransDigm Group, Inc. (D)	735
14	United Technologies Corp.	701

		5,608

	Commercial & Professional Services — 0.9%
7	Dun & Bradstreet Corp.	585
9	Iron Mountain, Inc. (D)	253

		838

	Consumer Durables & Apparel — 0.3%
13	Coach, Inc.	336

	Consumer Services — 7.2%
10	Apollo Group, Inc. Class A (D)	726
19	Brinker International, Inc.	330
10	Brinks Home Security Holding (D)	275
3	Chipotle Mexican Grill, Inc. (D)	272
14	Choice Hotels International, Inc.	370
14	Darden Restaurants, Inc.	465
6	DeVry, Inc.	315
23	Hillenbrand, Inc.	379
8	ITT Educational Services, Inc. (D)	825
16	McDonald’s Corp.	914
10	Panera Bread Co. Class A (D)	509
3	Strayer Education, Inc.	613
20	WMS Industries, Inc. (D)	636
20	Yum! Brands, Inc.	664

		7,293

	Diversified Financials — 4.2%
20	Charles Schwab Corp.	356
19	Eaton Vance Corp.	513
12	Federated Investors, Inc.	299
6	Franklin Resources, Inc.	396
26	Moody’s Corp.	690
12	Morgan Stanley	351
17	MSCI, Inc. (D)	413
23	SEI Investments Co.	407
6	T. Rowe Price Group, Inc.	262
18	Waddell and Reed Financial, Inc. Class A	483

		4,170

	Energy — 2.7%
10	Dresser-Rand Group, Inc. (D)	256
15	Exxon Mobil Corp.	1,026
31	Holly Corp.	552
26	Patterson-UTI Energy, Inc.	337
43	Tesoro Corp.	550

		2,721

	Food & Staples Retailing — 1.8%
12	CVS/Caremark Corp.	395
20	Kroger Co.	434
21	Wal-Mart Stores, Inc.	1,025

		1,854

	Food, Beverage & Tobacco — 6.0%
19	Altria Group, Inc.	305
10	Archer Daniels Midland Co.	276
7	Brown-Forman Corp.	301
21	Coca-Cola Co.	1,027
9	General Mills, Inc.	482
19	H.J. Heinz Co.	686
9	Hansen National Corp. (D)	290
6	Kellogg Co.	274
15	Molson Coors Brewing Co.	614
14	PepsiCo, Inc.	756
23	Philip Morris International, Inc.	1,012

		6,023

	Health Care Equipment & Services — 8.5%
43	Allscripts Misys Healthcare Solution	684
23	Amerisource Bergen Corp.	401
5	Bard (C.R.), Inc.	361
11	Baxter International, Inc.	561
7	Becton, Dickinson & Co.	471
7	Cerner Corp. (D)	411
16	Coventry Health Care, Inc. (D)	307
13	Express Scripts, Inc. (D)	873
8	Henry Schein, Inc. (D)	374
20	Hospira, Inc. (D)	786
6	IDEXX Laboratories, Inc. (D)	296
10	McKesson Corp.	449
17	Medco Health Solutions, Inc. (D)	793
20	Medtronic, Inc.	699
7	Quest Diagnostics, Inc.	367
11	St. Jude Medical, Inc. (D)	449
6	Teleflex, Inc.	269

		8,551

	Household & Personal Products — 4.8%
22	Alberto-Culver Co.	557
7	Church & Dwight Co., Inc.	386
13	Colgate-Palmolive Co.	920
16	Herbalife Ltd.	495
14	Mead Johnson Nutrition Co.	435
40	Procter & Gamble Co.	2,033

		4,826

	Insurance — 0.3%
13	Brown & Brown, Inc.	259

	Materials — 5.2%
4	CF Industries Holdings, Inc.	319
12	Compass Minerals Group, Inc.	670
12	Crown Holdings, Inc. (D)	292
8	FMC Corp.	364
10	Monsanto Co.	723
15	Mosaic Co.	648
10	Owens-Illinois, Inc. (D)	275
5	Praxair, Inc.	320
13	Scotts Miracle-Gro Co. Class A	442
8	Sigma-Aldrich Corp.	401
30	Terra Industries, Inc.	715

		5,169

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Media — 2.5%
20	Comcast Corp. Class A	$287
33	Discovery Communications, Inc. (D)	680
17	Marvel Entertainment, Inc. (D)	616
11	McGraw-Hill Cos., Inc.	325
11	Scripps Networks Interactive Class A	306
43	Warner Music Group Corp. (D)	251

		2,465

	Pharmaceuticals, Biotechnology & Life Sciences — 9.3%
23	Abbott Laboratories	1,059
6	Allergan, Inc.	290
13	Amgen, Inc. (D)	699
9	Biogen Idec, Inc. (D)	388
28	Bristol-Myers Squibb Co.	577
16	Eli Lilly & Co.	544
10	Gilead Sciences, Inc. (D)	478
37	Johnson & Johnson	2,080
17	Merck & Co., Inc.	483
6	Millipore Corp. (D)	449
64	Mylan, Inc. (D)	838
20	OSI Pharmaceuticals, Inc. (D)	553
11	Perrigo Co.	314
15	Pharmaceutical Product Development, Inc.	337
7	Waters Corp. (D)	350

		9,439

	Retailing — 8.9%
11	Advance Automotive Parts, Inc.	473
24	Aeropostale, Inc. (D)	805
9	Amazon.com, Inc. (D)	720
17	AutoNation, Inc. (D)	286
2	AutoZone, Inc. (D)	348
13	Bed Bath & Beyond, Inc. (D)	412
10	Best Buy Co., Inc.	345
29	Chico’s FAS, Inc. (D)	285
12	Dollar Tree, Inc. (D)	513
17	Gap, Inc.	271
15	Home Depot, Inc.	342
9	Kohl’s Corp. (D)	385
15	Lowe’s Co., Inc.	299
22	Netflix, Inc. (D)	901
17	Penske Automotive Group, Inc.	288
19	PetSmart, Inc.	404
5	Priceline.com, Inc. (D)	552
18	RadioShack Corp.	247
8	Ross Stores, Inc.	301
7	Sherwin-Williams Co.	355
10	Target Corp.	383

		8,915

	Semiconductors & Semiconductor Equipment — 3.5%
35	Altera Corp.	568
12	Analog Devices, Inc.	287
19	Cree, Inc. (D)	561
38	Intel Corp.	622
12	Linear Technology Corp.	287
21	Marvell Technology Group Ltd. (D)	247
18	Varian Semiconductor Equipment Associates, Inc. (D)	442
23	Xilinx, Inc.	479

		3,493

	Software & Services — 13.5%
63	Activision Blizzard, Inc. (D)	795
15	Adobe Systems, Inc. (D)	424
27	Autodesk, Inc. (D)	505
12	Automatic Data Processing, Inc.	432
31	Broadridge Financial Solutions, Inc.	516
28	Cognizant Technology Solutions Corp. (D)	734
10	Factset Research Systems, Inc.	474
5	Google, Inc. (D)	1,984
12	Hewitt Associates, Inc. (D)	342
15	Intuit, Inc. (D)	434
2	Mastercard, Inc.	341
8	McAfee, Inc. (D)	354
112	Microsoft Corp.	2,672
53	Oracle Corp.	1,144
18	Paychex, Inc.	459
24	Red Hat, Inc. (D)	479
12	Sohu.com, Inc. (D)	748
31	Western Union Co.	503
17	Yahoo!, Inc. (D)	271

		13,611

	Technology Hardware & Equipment — 11.7%
14	Amphenol Corp. Class A	453
14	Apple, Inc. (D)	1,965
82	Cisco Systems, Inc. (D)	1,534
29	Corning, Inc.	469
37	Dell, Inc. (D)	514
12	Dolby Laboratories, Inc. Class A (D)	447
22	EMC Corp. (D)	292
15	Hewlett-Packard Co.	578
17	IBM Corp.	1,767
23	Juniper Networks, Inc. (D)	536
23	QLogic Corp. (D)	287
29	Qualcomm, Inc.	1,330
12	Teradata Corp. (D)	274
38	Western Digital Corp. (D)	1,007
14	Zebra Technologies Corp. Class A (D)	336

		11,789

	Transportation — 0.3%
6	C.H. Robinson Worldwide, Inc.	297

	Utilities — 1.5%
36	AES Corp. (D)	418
57	CenterPoint Energy, Inc.	631
20	Constellation Energy Group, Inc.	534

		1,583

	Total common stocks (cost $97,919)	$99,240

EXCHANGE TRADED FUNDS — 0.1%
	Other Investment Pools and Funds — 0.1%
3	iShares Russell 1000	$115

	Total exchange traded funds (cost $129)	$115

	Total long-term investments (cost $98,048)	$99,355

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.5%
	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $982, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $999)
$982	0.01%, 6/30/2009		$982
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $184, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $187)
184	0.01%, 6/30/2009		184

			1,166

	U.S. Treasury Bills — 0.3%
376	0.13%, 7/16/2009 (S)(M)		376

	Total short-term investments (cost $1,542)		$1,542

	Total investments (cost $99,590) (C)	100.3%	$100,897
	Other assets and liabilities	(0.3)%	(308)

	Total net assets	100.0%	$100,589

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.7% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $100,238 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,411
Unrealized Depreciation	(4,752)

Net Unrealized Appreciation	$659

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Mini	21	Long	Sep 2009	$(12)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$99,240	$99,240	$—	$—
Exchange Traded Funds	115	115	—	—
Short-Term Investments	1,542	—	1,542	—

Total	$100,897	$99,355	$1,542	$—

Liabilities:
Other Financial Instruments (Q)	$12	$12	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.4%
	Banks — 3.7%
5,207	Huntington Bancshares, Inc.	$21,767
244	M&T Bank Corp.	12,413
403	PNC Financial Services Group, Inc.	15,646
937	SunTrust Banks, Inc.	15,414

		65,240

	Capital Goods — 9.0%
619	AMETEK, Inc.	21,408
883	BE Aerospace, Inc. (D)	12,674
281	Carlisle Cos., Inc.	6,751
386	Illinois Tool Works, Inc.	14,424
376	Kennametal, Inc.	7,210
823	Lennox International, Inc.	26,410
788	Masco Corp.	7,545
967	PACCAR, Inc.	31,441
337	Parker-Hannifin Corp.	14,477
242	Precision Castparts Corp.	17,688

		160,028

	Commercial & Professional Services — 2.2%
179	Dun & Bradstreet Corp.	14,545
126	Herman Miller, Inc.	1,933
200	HNI Corp.	3,612
805	Republic Services, Inc.	19,661

		39,751

	Consumer Durables & Apparel — 2.1%
1,571	Mattel, Inc.	25,215
26	NVR, Inc. (D)	13,012

		38,227

	Consumer Services — 5.1%
341	Apollo Group, Inc. Class A (D)	24,273
563	Corinthian Colleges, Inc. (D)	9,532
223	DeVry, Inc.	11,174
213	ITT Educational Services, Inc. (D)	21,461
456	Scientific Games Corp. Class A (D)	7,192
77	Strayer Education, Inc.	16,838

		90,470

	Diversified Financials — 0.5%
49	BlackRock, Inc.	8,578

	Energy — 7.4%
890	Denbury Resources, Inc. (D)	13,114
618	Forest Oil Corp. (D)	9,215
278	Helmerich & Payne, Inc.	8,572
608	Nabors Industries Ltd. (D)	9,465
429	Noble Energy, Inc.	25,269
451	Overseas Shipholding Group, Inc.	15,341
553	Smith International, Inc.	14,232
592	St. Mary Land & Exploration Co.	12,363
594	Ultra Petroleum Corp. (D)	23,154

		130,725

	Food & Staples Retailing — 1.4%
442	BJ’s Wholesale Club, Inc. (D)	14,258
433	Kroger Co.	9,539
123	Supervalu, Inc.	1,594

		25,391

	Food, Beverage & Tobacco — 2.4%
1,331	Coca-Cola Enterprises, Inc.	22,161
209	J.M. Smucker Co.	10,180
151	Ralcorp Holdings, Inc. (D)	9,217

		41,558

	Health Care Equipment & Services — 10.0%
584	Beckman Coulter, Inc.	33,376
218	Cerner Corp. (D)	13,567
691	Coventry Health Care, Inc. (D)	12,936
124	Edwards Lifesciences Corp. (D)	8,429
249	Humana, Inc. (D)	8,039
494	Omnicare, Inc.	12,726
1,260	Patterson Cos., Inc. (D)	27,331
739	St. Jude Medical, Inc. (D)	30,356
180	Universal Health Services, Inc. Class B	8,778
186	Varian Medical Systems, Inc. (D)	6,522
358	Zimmer Holdings, Inc. (D)	15,238

		177,298

	Household & Personal Products — 0.8%
259	Clorox Co.	14,454

	Insurance — 7.1%
682	Aflac, Inc.	21,203
364	AON Corp.	13,770
305	Everest Re Group Ltd.	21,850
416	Fidelity National Financial, Inc.	5,623
149	First American Financial Corp.	3,858
473	Marsh & McLennan Cos., Inc.	9,526
1,764	Unum Group	27,982
1,008	W.R. Berkley Corp.	21,651

		125,463

	Materials — 3.4%
371	Ball Corp.	16,768
275	Cliff’s Natural Resources, Inc.	6,719
250	FMC Corp.	11,830
503	Nucor Corp.	22,353

		57,670

	Media — 2.7%
1,259	DreamWorks Animation SKG, Inc. (D)	34,744
474	Scripps Networks Interactive Class A	13,191

		47,935

	Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
1,170	Amylin Pharmaceuticals, Inc. (D)	15,793
1,230	King Pharmaceuticals, Inc. (D)	11,849
578	Life Technologies Corp. (D)	24,110
356	Pharmaceutical Product Development, Inc.	8,255
514	Regeneron Pharmaceuticals, Inc. (D)	9,216
259	Vertex Pharmaceuticals, Inc. (D)	9,245
402	Watson Pharmaceuticals, Inc. (D)	13,543

		92,011

	Real Estate — 2.7%
214	CB Richard Ellis Group, Inc. Class A (D)	2,006
1,016	Host Hotels & Resorts, Inc.	8,524
310	Liberty Property Trust	7,150
162	Public Storage	10,578
385	Simon Property Group, Inc.	19,786

		48,044

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Retailing — 8.0%
554	Advance Automotive Parts, Inc.		$22,973
130	AutoZone, Inc. (D)		19,584
628	Best Buy Co., Inc.		21,018
1,860	Office Depot, Inc. (D)		8,480
753	O’Reilly Automotive, Inc. (D)		28,686
312	Sherwin-Williams Co.		16,781
1,189	Staples, Inc.		23,986

			141,508

	Semiconductors & Semiconductor Equipment — 2.1%
694	Altera Corp.		11,290
1,010	Lam Research Corp. (D)		26,258

			37,548

	Software & Services — 7.6%
250	Adobe Systems, Inc. (D)		7,067
211	BMC Software, Inc. (D)		7,116
209	Factset Research Systems, Inc.		10,398
380	Global Payments, Inc.		14,231
618	Micros Systems (D)		15,648
1,288	Red Hat, Inc. (D)		25,927
695	VeriSign, Inc. (D)		12,838
2,556	Western Union Co.		41,912

			135,137

	Technology Hardware & Equipment — 6.4%
599	Diebold, Inc.		15,787
73	Itron, Inc. (D)		4,009
376	Juniper Networks, Inc. (D)		8,869
79	National Instruments Corp.		1,780
1,464	NCR Corp. (D)		17,319
1,722	NetApp, Inc. (D)		33,954
263	Tandberg ASA		4,429
1,152	Teradata Corp. (D)		26,982

			113,129

	Telecommunication Services — 1.0%
573	American Tower Corp. Class A (D)		18,060

	Transportation — 1.1%
412	J.B. Hunt Transport Services, Inc.		12,575
206	Landstar System, Inc.		7,405

			19,980

	Utilities — 5.6%
1,404	Northeast Utilities		31,328
1,374	UGI Corp.		35,031
403	Wisconsin Energy Corp.		16,386
824	Xcel Energy, Inc.		15,162

			97,907

	Total common stocks (cost $1,801,584)		$1,726,112

	Total long-term investments (cost $1,801,584)		$1,726,112

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,100, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $2,142)
$2,100	0.09%, 6/30/2009		$2,100

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $19,337, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $19,724)

19,337	0.05%, 6/30/2009		19,337

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4,863, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $4,960)

4,863	0.09%, 6/30/2009		4,863
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $7,285, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $7,430)
7,285	0.08%, 6/30/2009		7,285
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $6, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $7)
6	0.03%, 6/30/2009		6

			33,591

	Total short-term investments (cost $33,591)		$33,591

	Total investments (cost $1,835,175) (C)	99.3%	$1,759,703
	Other assets and liabilities	0.7%	11,773

	Total net assets	100.0%	$1,771,476

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.3% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,839,262 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$125,377
Unrealized Depreciation	(204,936)

Net Unrealized Depreciation	$(79,559)

(D)	Currently non-income producing

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$1,726,112	$1,721,683	$4,429	$—
Short-Term Investments	33,591	—	33,591	—

Total	$1,759,703	$1,721,683	$38,020	$—

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.9%
	Capital Goods — 10.1%
7	Alliant Techsystems, Inc. (D)	$535
9	AMETEK, Inc.	318
27	Armstrong World Industries, Inc. (D)	445
19	Donaldson Co., Inc.	641
4	Flowserve Corp.	244
18	Fluor Corp.	921
10	Graco, Inc.	212
8	Harsco Corp.	229
15	Jacobs Engineering Group, Inc. (D)	651
6	Joy Global, Inc.	214
67	Masco Corp.	641
17	McDermott International, Inc. (D)	345
23	Owens Corning, Inc. (D)	288
6	Precision Castparts Corp.	457
19	Shaw Group, Inc. (D)	526
14	Sunpower Corp. (D)	381
11	Thomas & Betts Corp. (D)	317
7	Toro Co.	218
10	TransDigm Group, Inc. (D)	344
12	URS Corp. (D)	614

		8,541

	Commercial & Professional Services — 2.8%
7	Copart, Inc. (D)	232
8	Dun & Bradstreet Corp.	663
9	Equifax, Inc. (D)	222
4	FTI Consulting, Inc. (D)	213
16	Iron Mountain, Inc. (D)	463
50	R.R. Donnelley & Sons Co.	582

		2,375

	Consumer Durables & Apparel — 3.0%
27	Coach, Inc.	720
13	Garmin Ltd.	300
14	MDC Holdings, Inc.	424
5	Polo Ralph Lauren Corp.	281
93	Pulte Homes, Inc.	818

		2,543

	Consumer Services — 6.1%
12	Apollo Group, Inc. Class A (D)	850
13	Brinker International, Inc.	220
12	Burger King Holdings, Inc.	204
14	Darden Restaurants, Inc.	455
6	DeVry, Inc.	278
27	H & R Block, Inc.	471
24	International Game Technology	388
5	ITT Educational Services, Inc. (D)	510
17	Marriott International, Inc. Class A	381
35	MGM Mirage, Inc. (D)	224
6	Panera Bread Co. Class A (D)	282
2	Strayer Education, Inc.	362
11	Tim Hortons, Inc.	257
10	WMS Industries, Inc. (D)	321

		5,203

	Diversified Financials — 7.1%
18	Ameriprise Financial, Inc.	439
22	Eaton Vance Corp.	586
11	Federated Investors, Inc.	253
5	IntercontinentalExchange, Inc. (D)	605
13	Jefferies Group, Inc.	269
9	Lazard Ltd.	247
37	Moody’s Corp.	980
26	MSCI, Inc. (D)	643
18	SEI Investments Co.	318
17	T. Rowe Price Group, Inc.	712
29	TD Ameritrade Holding Corp. (D)	514
20	Waddell and Reed Financial, Inc. Class A	522

		6,088

	Energy — 4.7%
23	Cameron International Corp. (D)	646
5	Diamond Offshore Drilling, Inc.	403
28	Exterran Holdings, Inc. (D)	446
27	Frontier Oil Corp.	351
15	Helmerich & Payne, Inc.	457
5	Oceaneering International, Inc. (D)	244
30	Patterson-UTI Energy, Inc.	391
10	Pride International, Inc. (D)	248
63	Tesoro Corp.	807

		3,993

	Food, Beverage & Tobacco — 5.3%
9	Brown-Forman Corp.	396
17	Campbell Soup Co.	497
19	Coca-Cola Enterprises, Inc.	316
35	Dean Foods Co. (D)	678
29	H.J. Heinz Co.	1,023
10	Hershey Co.	349
7	Hormel Foods Corp.	238
13	Lorillard, Inc.	860
7	McCormick & Co., Inc.	221

		4,578

	Health Care Equipment & Services — 8.2%
12	Amerisource Bergen Corp.	209
11	Bard (C.R.), Inc.	826
5	Cerner Corp. (D)	330
13	CIGNA Corp.	318
36	Coventry Health Care, Inc. (D)	668
11	Dentsply International, Inc.	348
5	Gen-Probe, Inc. (D)	202
12	Henry Schein, Inc. (D)	566
11	Hospira, Inc. (D)	432
20	Humana, Inc. (D)	652
1	Intuitive Surgical, Inc. (D)	221
13	Laboratory Corp. of America Holdings (D)	914
12	Lincare Holdings, Inc. (D)	285
11	Omnicare, Inc.	286
14	Quest Diagnostics, Inc.	762

		7,019

	Household & Personal Products — 1.3%
18	Avon Products, Inc.	468
6	Clorox Co.	352
9	Herbalife Ltd.	287

		1,107

	Insurance — 1.5%
11	Arthur J. Gallagher & Co.	241
18	Lincoln National Corp.	303
26	Principal Financial Group, Inc.	495
15	Progressive Corp.	227

		1,266

	Materials — 5.3%
38	Ashland, Inc.	1,069
5	CF Industries Holdings, Inc.	381

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Materials — (continued)
23	Cliff’s Natural Resources, Inc.	$554
8	Lubrizol Corp.	364
23	Owens-Illinois, Inc. (D)	653
24	Pactiv Corp. (D)	525
8	Schnitzer Steel Industries, Inc.	418
11	Terra Industries, Inc.	265
8	Walter Energy, Inc.	282

		4,511

	Media — 2.0%
14	Discovery Communications, Inc. (D)	292
11	Marvel Entertainment, Inc. (D)	377
24	McGraw-Hill Cos., Inc.	711
12	Scripps Networks Interactive Class A	331

		1,711

	Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
5	Alexion Pharmaceuticals, Inc. (D)	218
5	Millipore Corp. (D)	323
17	OSI Pharmaceuticals, Inc. (D)	469
40	Sepracor, Inc. (D)	686
30	Valeant Pharmaceuticals International (D)	761
9	Waters Corp. (D)	448

		2,905

	Real Estate — 1.4%
20	Plum Creek Timber Co., Inc.	581
10	Public Storage	628

		1,209

	Retailing — 7.9%
6	Advance Automotive Parts, Inc.	261
36	Aeropostale, Inc. (D)	1,248
2	AutoZone, Inc. (D)	374
17	Bed Bath & Beyond, Inc. (D)	532
14	CarMax, Inc. (D)	210
51	Chico’s FAS, Inc. (D)	491
8	Dollar Tree, Inc. (D)	320
19	Expedia, Inc. (D)	289
17	Limited Brands, Inc.	208
18	LKQ Corp. (D)	291
10	Netflix, Inc. (D)	430
12	Nordstrom, Inc.	231
13	PetSmart, Inc.	268
6	Priceline.com, Inc. (D)	652
18	Ross Stores, Inc.	679
12	TJX Cos., Inc.	381

		6,865

	Semiconductors & Semiconductor Equipment — 9.4%
35	Altera Corp.	568
30	Analog Devices, Inc.	744
9	Cree, Inc. (D)	256
52	Cypress Semiconductor Corp. (D)	479
35	Integrated Device Technology, Inc. (D)	209
20	Intersil Corp.	254
36	Linear Technology Corp.	850
69	Marvell Technology Group Ltd. (D)	797
12	Microchip Technology, Inc.	273
67	National Semiconductor Corp.	843
40	Novellus Systems, Inc. (D)	666
86	NVIDIA Corp. (D)	975
21	Varian Semiconductor Equipment Associates, Inc. (D)	497
31	Xilinx, Inc.	626

		8,037

	Software & Services — 9.5%
37	Autodesk, Inc. (D)	693
8	BMC Software, Inc. (D)	270
32	Broadridge Financial Solutions, Inc.	536
28	CA, Inc.	485
12	Citrix Systems, Inc. (D)	370
43	Electronic Arts, Inc. (D)	923
8	Factset Research Systems, Inc.	399
6	Fiserv, Inc. (D)	288
14	Lender Processing Services	380
25	Metavante Technologies (D)	649
112	Novell, Inc. (D)	506
29	Paychex, Inc.	731
45	Red Hat, Inc. (D)	906
14	SAIC, Inc. (D)	251
8	Salesforce.com, Inc. (D)	300
24	VeriSign, Inc. (D)	446

		8,133

	Technology Hardware & Equipment — 5.5%
19	Diebold, Inc.	496
6	Dolby Laboratories, Inc. Class A (D)	209
11	F5 Networks, Inc. (D)	370
4	Itron, Inc. (D)	226
42	JDS Uniphase Corp. (D)	241
27	NCR Corp. (D)	324
36	NetApp, Inc. (D)	712
45	QLogic Corp. (D)	567
26	Teradata Corp. (D)	616
25	Western Digital Corp. (D)	664
10	Zebra Technologies Corp. Class A (D)	234

		4,659

	Telecommunication Services — 1.1%
38	SBA Communications Corp. (D)	938

	Transportation — 1.2%
11	C.H. Robinson Worldwide, Inc.	556
14	Expeditors International of Washington, Inc.	473

		1,029

	Utilities — 1.1%
38	AES Corp. (D)	440
20	Calpine Corp. (D)	219
7	PPL Corp.	227

		886

	Total common stocks (cost $79,305)	$83,596

EXCHANGE TRADED FUNDS — 0.2%
	Other Investment Pools and Funds — 0.2%
4	iShares Russell Midcap Growth	$152

	Total exchange traded funds (cost $121)	$152

	Total long-term investments (cost $79,426)	$83,748

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 1.7%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,195, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $1,216)
$1,195	0.01%, 6/30/2009		$1,195
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $224, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $228)
224	0.01%, 6/30/2009		224

			1,419

	U.S. Treasury Bills — 0.4%
395	0.09%, 7/16/2009 (S)(M)		395

	Total short-term investments (cost $1,814)		$1,814

	Total investments (cost $81,240) (C)	100.2%	$85,562
	Other assets and liabilities	(0.2)%	(144)

	Total net assets	100.0%	$85,418

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.3% of total net assets at June 30, 2009.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $85,436 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,920
Unrealized Depreciation	(5,794)

Net Unrealized Appreciation	$126

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P MidCap 400 Mini	19	Long	Sep 2009	$4

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$83,596	$83,596	$—	$—
Exchange Traded Funds	152	152	—	—
Short-Term Investments	1,814	—	1,814	—

Total	$85,562	$83,748	$1,814	$—

Other Financial Instruments (Q)	$4	$4	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.9%
	Automobiles & Components — 1.1%
408	TRW Automotive Holdings Corp. (D)	$4,605

	Banks — 3.5%
90	Beneficial Mutual Bancorp, Inc. (D)	867
144	Comerica, Inc.	3,052
577	Huntington Bancshares, Inc.	2,412
34	M&T Bank Corp.	1,747
620	Popular, Inc.	1,364
51	Signature Bank (D)	1,391
232	SunTrust Banks, Inc.	3,823

		14,656

	Capital Goods — 6.8%
31	AGCO Corp. (D)	898
33	Alliant Techsystems, Inc. (D)	2,751
105	AMETEK, Inc.	3,624
76	Dover Corp.	2,498
148	Kennametal, Inc.	2,837
262	Pentair, Inc.	6,700
114	Teledyne Technologies, Inc. (D)	3,727
111	URS Corp. (D)	5,507

		28,542

	Commercial & Professional Services — 0.7%
239	R.R. Donnelley & Sons Co.	2,775

	Consumer Durables & Apparel — 5.6%
255	Mattel, Inc.	4,086
313	MDC Holdings, Inc.	9,428
248	Toll Brothers, Inc. (D)	4,200
99	V.F. Corp.	5,480

		23,194

	Diversified Financials — 8.9%
79	Affiliated Managers Group, Inc. (D)	4,597
277	Ameriprise Financial, Inc.	6,721
350	CIT Group, Inc.	752
326	Invesco Ltd.	5,809
718	PHH Corp. (D)	13,061
356	TD Ameritrade Holding Corp. (D)	6,239

		37,179

	Energy — 5.7%
210	Cie Gen Geophysique ADR (D)	3,791
238	Newfield Exploration Co. (D)	7,785
60	Noble Energy, Inc.	3,544
140	SBM Offshore N.V	2,410
49	Smith International, Inc.	1,264
269	Weatherford International Ltd. (D)	5,262

		24,056

	Food, Beverage & Tobacco — 5.0%
85	Bunge Ltd. Finance Corp.	5,103
4,750	Chaoda Modern Agriculture	2,778
5,654	First Pacific Co., Ltd.	3,238
283	Marfig Frigorificos E Comer (D)	2,096
5,254	Marine Harvest (D)	3,533
210	Perdigao S.A. (D)	3,982

		20,730

	Health Care Equipment & Services — 4.7%
265	Amerisource Bergen Corp.	4,708
357	CIGNA Corp.	8,610
59	Laboratory Corp. of America Holdings (D)	4,027
68	West Pharmaceutical Services	2,366

		19,711

	Insurance — 9.9%
106	Everest Re Group Ltd.	7,615
162	Fidelity National Financial, Inc.	2,190
83	First American Financial Corp.	2,138
60	PartnerRe Ltd.	3,884
213	Platinum Underwriters Holdings Ltd.	6,092
199	Principal Financial Group, Inc.	3,747
245	Reinsurance Group of America, Inc.	8,564
467	Unum Group	7,404

		41,634

	Materials — 7.3%
106	Agrium U.S., Inc.	4,233
143	Cliff’s Natural Resources, Inc.	3,497
91	Cytec Industries, Inc.	1,701
140	FMC Corp.	6,617
108	Greif, Inc.	4,789
208	Owens-Illinois, Inc. (D)	5,834
189	Pactiv Corp. (D)	4,093

		30,764

	Media — 2.1%
955	Virgin Media, Inc.	8,930

	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
123	Endo Pharmaceuticals Holdings, Inc. (D)	2,208
5	H. Lundbeck A/S	88
1,102	Impax Laboratories, Inc. (D)	8,111
508	King Pharmaceuticals, Inc. (D)	4,890
236	Theravance, Inc. (D)	3,456

		18,753

	Real Estate — 3.6%
2,976	Chimera Investment Corp.	10,386
290	Kimco Realty Corp.	2,918
238	MFA Mortgage Investments, Inc.	1,644

		14,948

	Retailing — 4.6%
425	American Eagle Outfitters, Inc.	6,020
5,788	Buck Holdings L.P. (H)(D)(A)	6,877
25	Genuine Parts Co.	842
185	TJX Cos., Inc.	5,804

		19,543

	Semiconductors & Semiconductor Equipment — 3.8%
56	Linear Technology Corp.	1,308
578	Teradyne, Inc. (D)	3,963
436	Varian Semiconductor Equipment Associates, Inc. (D)	10,448

		15,719

	Software & Services — 2.5%
31	CACI International, Inc. Class A (D)	1,307
147	McAfee, Inc. (D)	6,210
178	Western Union Co.	2,914

		10,431

	Technology Hardware & Equipment — 7.0%
470	Arrow Electronics, Inc. (D)	9,978
1,084	Flextronics International Ltd. (D)	4,454

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Technology Hardware & Equipment — (continued)
455	JDS Uniphase Corp. (D)		$2,604
10,725	Kingboard Laminates Holdings		5,398
177	NetApp, Inc. (D)		3,488
452	Solar Cayman Ltd. (H)(D)(A)		3,612

			29,534

	Transportation — 2.9%
128	Con-way, Inc.		4,509
1,292	Delta Air Lines, Inc. (D)		7,482

			11,991

	Utilities — 8.7%
107	Allegheny Energy, Inc.		2,750
108	Edison International		3,407
803	N.V. Energy, Inc.		8,667
429	Northeast Utilities		9,569
226	UGI Corp.		5,763
152	Wisconsin Energy Corp.		6,192

			36,348

	Total common stocks (cost $470,435)		$414,043

	Total long-term investments (cost $470,435)		$414,043

Principal
Amount

SHORT-TERM INVESTMENTS — 0.9%
	Repurchase Agreements — 0.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $231, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $236)
$231	0.09%, 6/30/2009		$231

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,127, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $2,169)

2,126	0.05%, 6/30/2009		2,126

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $535, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $545)

535	0.09%, 6/30/2009		535
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $801, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $817)
801	0.08%, 6/30/2009		801
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			3,694

	Total short-term investments (cost $3,694)		$3,694

	Total investments (cost $474,129) (C)	99.8%	$417,737
	Other assets and liabilities	0.2%	915

	Total net assets	100.0%	$418,652

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.6% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $485,117 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,355
Unrealized Depreciation	(94,735)

Net Unrealized Depreciation	$(67,380)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $10,489, which represents 2.51% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	5,788	Buck Holdings L.P.	$5,795
03/2007	452	Solar Cayman Ltd.-144A	6,307

The aggregate value of these securities at June 30, 2009 was $10,489 which represents 2.51% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Danish Krone (Sell)	$261	$262	07/01/09	$1
Danish Krone (Sell)	517	519	07/02/09	2
Danish Krone (Sell)	324	324	07/06/09	—
Hong Kong Dollar (Sell)	89	89	07/02/09	—
Hong Kong Dollar (Sell)	56	56	07/06/09	—
Norwegian Krone (Sell)	44	44	07/01/09	—
Norwegian Krone (Sell)	135	135	07/02/09	—

				$3

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$414,043	$386,109	$17,445	$10,489
Short-Term Investments	3,694	—	3,694	—

Total	$417,737	$386,109	$21,139	$10,489

Other Financial Instruments (Q)	$3	$—	$3	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in			Transfers In	Balance as of
	December 31,	Unrealized			and/or Out of	June 30,
	2008	Appreciation		Net Sales	Level 3	2009
Assets:
Common Stock	$20,264	$90	*	$(471)	$(9,394)	$10,489

Total	$20,264	$90		$(471)	$(9,394)	$10,489

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $90.

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
CERTIFICATES OF DEPOSIT — 1.6%
	Finance — 1.6%
	BNP Paribas
$27,000	0.26%, 08/18/2009	$27,000
	BNP Paribas Finance
21,500	0.71%, 07/13/2009	21,500
	Royal Bank of Canada NY
9,000	0.27%, 08/26/2009	9,000
	Toronto-Dominion Holdings
14,500	0.22%, 07/15/2009	14,500

		72,000

	Total certificates of deposit (cost $72,000)	$72,000

COMMERCIAL PAPER — 34.9%
	Basic Materials — 1.1%
	Praxair, Inc.
$33,400	0.20%, 07/29/2009 — 07/30/2009	$33,395
16,500	0.35%, 07/16/2009	16,497

		49,892

	Consumer Staples — 4.5%
	Coca Cola Co.
28,000	0.20%, 07/29/2009 — 08/19/2009	27,995
10,750	0.22%, 08/21/2009	10,746
28,000	0.50%, 10/05/2009	27,963
	Colgate-Palmolive Co.
20,750	0.18%, 07/10/2009	20,749
21,000	0.20%, 07/02/2009	21,000
	Proctor & Gamble
32,750	0.18%, 07/08/2009 (I)	32,749
41,000	0.20%, 07/30/2009 — 08/10/2009 (I)	40,993
15,250	0.25%, 09/14/2009 (I)	15,242

		197,437

	Energy — 1.0%
	ConocoPhillips
45,500	0.22%, 07/09/2009 (I)	45,498

	Finance — 13.4%
	Citigroup Funding, Inc.
47,500	0.20%, 09/10/2009	47,481
42,000	0.25%, 08/10/2009	41,989
	European Investment Bank
23,500	0.21%, 08/17/2009	23,494
	General Electric Capital Corp.
74,000	0.23%, 07/30/2009 — 09/02/2009	73,977
	JP Morgan Chase Funding, Inc.
32,000	0.25%, 07/08/2009 — 08/31/2009	31,995
23,500	0.30%, 07/14/2009	23,497
	Kreditanstalt fuer Wiederaufbau
25,250	0.17%, 08/04/2009 (I)	25,246
43,000	0.20%, 07/24/2009 (I)	42,995
20,500	0.31%, 09/24/2009 (I)	20,486
25,000	0.32%, 10/08/2009 (I)	24,978
19,500	0.33%, 08/12/2009 (I)	19,493
	Queensland Treasury Corp.
15,000	0.42%, 08/31/2009	14,989
20,750	0.50%, 10/06/2009	20,722
32,750	0.62%, 07/20/2009	32,739
	Rabobank USA
9,750	0.19%, 07/16/2009	9,749
24,500	0.25%, 09/03/2009	24,489
8,500	0.30%, 08/21/2009	8,497
13,250	0.64%, 07/06/2009	13,249
	Royal Bank of Scotland plc
26,000	0.19%, 08/27/2009	25,992
	State Street Corp.
33,000	0.22%, 08/14/2009	32,991
	Toronto-Dominion Holdings
19,250	0.35%, 10/21/2009 (I)	19,229
	Wells Fargo
19,500	0.05%, 07/01/2009	19,500

		597,777

	Foreign Governments — 10.5%
	British Columbia (Province of)
20,500	0.18%, 08/26/2009	20,494
42,250	0.23%, 09/01/2009 — 09/08/2009	42,233
19,000	0.28%, 10/06/2009	18,986
7,000	0.29%, 08/20/2009	6,997
23,250	0.42%, 07/14/2009	23,246
	Canada (Government of)
35,250	0.23%, 10/06/2009	35,228
44,750	0.25%, 09/11/2009	44,728
31,250	0.58%, 08/07/2009	31,231
	Ontario (Province of)
11,300	0.20%, 07/08/2009	11,300
41,500	0.22%, 08/04/2009	41,491
25,250	0.23%, 08/13/2009	25,243
26,750	0.24%, 09/09/2009	26,737
	Quebec (Province of)
26,250	0.20%, 07/09/2009 (M)	26,249
29,000	0.23%, 08/24/2009	28,990
8,000	0.27%, 07/21/2009	7,999
43,250	0.28%, 08/04/2009	43,239
26,750	0.45%, 07/20/2009	26,744

		461,135

	Health Care — 0.7%
	Abbott Laboratories
19,850	0.20%, 07/28/2009	19,847
11,500	0.21%, 08/31/2009 (I)	11,496

		31,343

	Technology — 1.3%
	Microsoft Corp.
34,250	0.20%, 08/21/2009	34,241
23,600	0.23%, 07/07/2009	23,599

		57,840

	Transportation — 1.1%
	General Dynamics Corp.
49,500	0.21%, 07/01/2009 (I)	49,500

	Utilities — 1.3%
	Florida Power And Light Co.
23,000	0.17%, 07/06/2009	22,999
9,100	0.20%, 07/07/2009	9,100
23,250	0.23%, 07/27/2009	23,246

		55,345

	Total commercial paper (cost $1,545,767)	$1,545,767

CORPORATE NOTES — 4.2%
	Finance — 4.2%
	American Honda Finance Corp.
$25,750	0.76%, 09/18/2009 (I)(L)	$25,750
	Australia & New Zealand Banking Group Ltd.
26,250	1.04%, 10/02/2009 (I)(L)(?)	26,250
	Bank of Nova Scotia
25,250	1.42%, 08/10/2009 (I)(L)	25,250
	John Deere Capital Corp.
22,300	0.71%, 09/01/2009 (L)	22,297

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE NOTES — (continued)

	Finance — (continued)
	Royal Bank of Canada
$21,250	0.74%, 10/15/2009 (I)(L)		$21,250
	Royal Bank of Scotland plc
25,750	1.03%, 10/09/2009 (I)(L)(BB)		25,750
	Wachovia Bank NA
34,000	1.59%, 08/04/2009 (L)(BB)		34,000

			180,547

	Total corporate notes (cost $180,547)		$180,547

REPURCHASE AGREEMENTS — 2.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $107,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $109,237)
$107,371	0.01% dated 06/30/2009		$107,371
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $20,153, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $20,501)
20,153	0.01% dated 06/30/2009		20,153

	Total repurchase agreements (cost $127,524)		$127,524

Shares

INVESTMENT POOLS AND FUNDS — 5.4%
117,418	JP Morgan U.S. Government Money Market Fund		117,418
—	State Street Bank U.S. Government Money Market Fund		—
117,624	Wells Fargo Advantage Government Money Market Fund		117,624

	Total time deposits (cost $235,042)		$235,042

Principal
Amount

U.S. GOVERNMENT AGENCIES — 24.4%
	Federal Home Loan Bank — 7.7%
$66,500	0.16%, 07/15/2009 — 07/28/2009 (M)		$66,494
66,500	0.18%, 08/21/2009 (M)		66,481
64,500	0.20%, 08/14/2009		64,485
18,500	0.21%, 08/07/2009		18,496
44,600	0.22%, 07/10/2009 — 09/04/2009		44,590
48,200	0.28%, 07/22/2009		48,192
29,250	0.34%, 10/21/2009 (M)		29,220

			337,958

	Federal Home Loan Mortgage Corp. — 8.6%
24,250	0.14%, 08/12/2009		24,246
41,000	0.20%, 08/17/2009 (M)		40,989
9,600	0.20%, 07/28/2009		9,599
38,750	0.21%, 09/14/2009		38,734
16,250	0.22%, 09/28/2009		16,241
20,000	0.24%, 07/06/2009 (M)		19,999
55,750	0.26%, 09/21/2009 — 09/23/2009		55,718
42,250	0.27%, 07/29/2009 — 11/02/2009		42,223
35,000	0.28%, 08/24/2009		34,985
16,500	0.34%, 10/26/2009 (M)		16,482
33,250	0.34%, 10/13/2009		33,217
46,500	0.35%, 08/03/2009		46,485

			378,918

	Federal National Mortgage Association — 8.1%
85,250	0.17%, 07/21/2009 — 08/24/2009 (M)		85,235
23,250	0.19%, 08/26/2009		23,243
84,250	0.22%, 09/02/2009 — 10/07/2009		84,210
22,500	0.23%, 07/06/2009 (M)		22,499
24,147	0.25%, 09/30/2009		24,131
27,500	0.26%, 07/01/2009		27,500
35,500	0.33%, 07/27/2009		35,492
38,750	0.34%, 10/21/2009		38,712
14,500	0.36%, 08/31/2009 (M)		14,491

			355,513

	Total U.S. government agencies (cost $1,072,389)		$1,072,389

U.S. TREASURY BILLS — 20.8%
$149,000	0.14%, 07/23/2009 (M)		$148,988
100,000	0.16%, 08/20/2009 (M)		99,978
100,000	0.18%, 09/15/2009 (M)		99,962
120,000	0.20%, 08/06/2009 (M)		119,977
137,000	0.23%, 12/29/2009 (M)		136,845
145,000	0.26%, 10/15/2009 (M)		144,890
167,000	0.31%, 07/02/2009 (M)		166,999

			917,639

	Total U.S. treasury bills (cost $917,639)		$917,639

U.S. TREASURY NOTES — 6.0%
$108,000	3.49%, 08/15/2009		$108,446
81,500	4.63%, 07/31/2009		81,801
71,500	5.96%, 08/15/2009		72,014

			262,261

	Total U.S. treasury notes (cost $262,261)		$262,261

CAPITAL SUPPORT AGREEMENT — 0.0%
$—	Hartford Life, Inc. Capital Support Agreement (BB)		$—

	Total investments (cost $4,413,169) (C)	$100.2%	$4,413,169
	Other assets and liabilities	(0.2)%	(8,002)

	Total net assets	$100.0%	$4,405,167

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 18.1% of total net assets at June 30, 2009.

(C)	Also represents cost for tax purposes.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $472,155, which represents 10.72% of total net assets.

The accompanying notes are an integral part of these financial statements.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value. See “Money Market HLS Fund Support Agreement” in the Notes to Financial Statements for additional information.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$72,000	$—	$72,000	$—
Commercial Paper	1,545,767	—	1,545,767	—
Corporate Notes	180,547	—	180,547	—
Investment Pools and Funds	235,042	235,042	—	—
Repurchase Agreements	127,524	—	127,524	—
U.S. Government Agencies	1,072,389	—	1,072,389	—
U.S. Treasury Bills	917,639	—	917,639	—
U.S. Treasury Notes	262,261	—	262,261	—

Total	$4,413,169	$235,042	$4,178,127	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 96.0%
	Automobiles & Components — 0.0%
6	Standard Motor Products	$46

	Banks — 1.1%
11	First Citizens Bancshares Class A	1,477
244	International Bancshares Corp.	2,519
285	Signature Bank (D)	7,741

		11,737

	Capital Goods — 8.0%
34	Acuity Brands, Inc.	963
428	Advanced Battery Technologies, Inc. (D)	1,721
66	American Superconductor Corp. (D)	1,720
68	Apogee Enterprises	841
75	Applied Signal Technology	1,904
51	AZZ, Inc. (D)	1,765
415	BE Aerospace, Inc. (D)	5,954
198	Beacon Roofing Supply, Inc. (D)	2,860
253	Briggs & Stratton Corp.	3,370
110	Chart Industries, Inc. (D)	2,003
45	China Fire & Security Group (D)	546
5	Clarcor, Inc.	134
53	Cubic Corp.	1,885
116	EMCOR Group, Inc. (D)	2,331
109	Energy Recovery, Inc. (D)	773
41	ESCO Technologies, Inc. (D)	1,846
310	Force Protection, Inc. (D)	2,740
10	GrafTech International Ltd. (D)	111
8	Graham Corp.	109
43	Granite Construction, Inc.	1,432
284	GT Solar International, Inc. (D)	1,509
52	Heico Corp.	1,869
54	II-VI, Inc. (D)	1,197
158	Lennox International, Inc.	5,073
155	MasTec, Inc. (D)	1,818
34	Michael Baker Corp. (D)	1,447
15	Middleby Corp. (D)	652
1	Nordson Corp.	52
163	Orbital Sciences Corp. (D)	2,479
96	Orion Marine Group, Inc. (D)	1,833
75	Pall Corp.	1,985
201	Pentair, Inc.	5,161
40	Powell Industries, Inc. (D)	1,470
169	Regal-Beloit Corp.	6,720
183	Sunpower Corp. Class B (D)	4,390
278	Taser International, Inc. (D)	1,266
261	Teledyne Technologies, Inc. (D)	8,563
24	Trex Co., Inc. (D)	317
54	Watsco, Inc.	2,642

		85,451

	Commercial & Professional Services — 2.6%
48	ABM Industries, Inc.	866
15	Administaff, Inc.	346
123	American Reprographics Co. LLC (D)	1,025
248	APAC TeleServices, Inc. (D)	1,271
86	CBIZ, Inc. (D)	612
349	Corrections Corp. of America (D)	5,934
6	Geo Group, Inc. (D)	115
6	GP Strategies Corp. (D)	38
107	Healthcare Services Group, Inc.	1,921
167	Herman Miller, Inc.	$2,568
209	Knoll, Inc.	1,588
7	McGrath RentCorp.	132
35	Rollins, Inc.	608
262	Sykes Enterprises, Inc. (D)	4,738
100	Tetra Tech, Inc. (D)	2,854
82	Watson Wyatt Worldwide, Inc.	3,068

		27,684

	Consumer Durables & Apparel — 5.4%
277	Carter’s, Inc. (D)	6,811
28	Deckers Outdoor Corp. (D)	1,989
63	Fossil, Inc. (D)	1,523
696	Hanesbrands, Inc. (D)	10,446
551	Jarden Corp. (D)	10,331
226	Pool Corp.	3,741
456	Smith & Wesson Holding Corp. (D)	2,589
73	Steven Madden Ltd. (D)	1,868
111	Sturm Ruger & Co., Inc.	1,378
156	Tempur-Pedic International, Inc.	2,042
111	Timberland Co. Class A (D)	1,477
104	Tupperware Brands Corp.	2,693
51	Under Armour, Inc. Class A (D)	1,147
249	Warnaco Group, Inc. (D)	8,072
83	Wolverine World Wide, Inc.	1,827

		57,934

	Consumer Services — 7.3%
47	American Public Education, Inc. (D)	1,874
124	Ameristar Casinos, Inc.	2,354
227	Bally Technologies, Inc. (D)	6,786
100	BJ’s Restaurants, Inc. (D)	1,683
163	Brinks Home Security Holding (D)	4,607
163	Buffalo Wild Wings, Inc. (D)	5,297
118	California Pizza Kitchen, Inc. (D)	1,568
27	Capella Education Co. (D)	1,608
54	CEC Entertainment, Inc. (D)	1,595
421	Cheesecake Factory, Inc. (D)	7,281
98	CKE Restaurants, Inc.	828
174	Coinstar, Inc. (D)	4,657
823	Corinthian Colleges, Inc. (D)	13,934
56	Cracker Barrel Old Country Store, Inc.	1,562
145	Domino’s Pizza, Inc. (D)	1,085
110	Jack in the Box, Inc. (D)	2,464
126	K12, Inc. (D)	2,708
291	Life Time Fitness, Inc. (D)	5,830
120	Lincoln Educational Services Corp. (D)	2,503
73	P. F. Chang’s China Bistro, Inc. (D)	2,333
61	Papa John’s International, Inc. (D)	1,509
146	Pinnacle Entertainment, Inc. (D)	1,357
4	Steiner Leisure Ltd. (D)	131
197	Texas Roadhouse, Inc. (D)	2,154
6	Universal Travel Group (D)	66

		77,774

	Diversified Financials — 1.4%
134	Advance America Cash Advance Centers, Inc.	595
178	Ezcorp, Inc. (D)	1,916
104	First Cash Financial Services, Inc. (D)	1,821
389	GFI Group, Inc.	2,619
189	Knight Capital Group, Inc. (D)	3,222
111	Life Partners Holdings, Inc.	1,575
153	optionsXpress Holdings, Inc.	2,381
28	Stifel Financial (D)	1,338

		15,467

	Energy — 3.7%
127	Alon USA Energy, Inc.	1,311
186	Arena Resources, Inc. (D)	5,913

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Energy — (continued)
74	Carbo Ceramics, Inc.	$2,546
519	Complete Production Services, Inc. (D)	3,300
17	Contango Oil & Gas Co. (D)	710
52	Dril-Quip, Inc. (D)	1,989
1	Isramco, Inc. (D)	77
284	Karoon Gas Australia Ltd. (D)	2,071
54	Lufkin Industries, Inc.	2,279
138	Matrix Service Co. (D)	1,589
35	NATCO Group, Inc. (D)	1,158
105	Nordic American Tanker Shipping	3,348
86	Overseas Shipholding Group, Inc.	2,917
24	RPC, Inc.	199
174	St. Mary Land & Exploration Co.	3,628
75	Uranium Energy Corp. (D)	217
350	Vaalco Energy, Inc. (D)	1,482
188	Willbros Group, Inc. (D)	2,346
50	World Fuel Services Corp.	2,072

		39,152

	Food & Staples Retailing — 1.2%
224	BJ’s Wholesale Club, Inc. (D)	7,227
83	Casey’s General Stores, Inc.	2,127
96	Pantry, Inc. (D)	1,586
70	United Natural Foods, Inc. (D)	1,829

		12,769

	Food, Beverage & Tobacco — 1.5%
35	American Dairy, Inc. (D)	1,381
74	American Italian Pasta Co. (D)	2,158
5	Cal-Maine Foods, Inc.	129
125	Cental Euro Distribution Corp. (D)	3,332
118	Darling International, Inc. (D)	780
6	Diamond Foods, Inc.	164
28	J&J Snack Foods Corp.	1,019
69	Lancaster Colony Corp.	3,028
40	Lance, Inc.	918
58	Sanderson Farms, Inc.	2,618
55	Vector Group Ltd.	789

		16,316

	Health Care Equipment & Services — 12.5%
212	Align Technology, Inc. (D)	2,249
436	Allscripts Misys Healthcare Solution	6,909
126	Almost Family, Inc. (D)	3,278
53	Amedisys, Inc. (D)	1,763
207	American Medical Systems Holdings (D)	3,277
120	Amerigroup Corp. (D)	3,228
46	Angiodynamics, Inc. (D)	611
71	Athenahealth, Inc. (D)	2,636
59	Catalyst Health Solutions (D)	1,460
97	Centene Corp. (D)	1,946
4	Chemed Corp.	152
107	CryoLife, Inc. (D)	595
6	Cyberonics, Inc. (D)	99
397	Eclipsys Corp. (D)	7,064
53	Emergency Medical Services (D)	1,935
10	Enteromedics, Inc. (D)	33
52	Genoptix, Inc. (D)	1,663
43	Haemonetics Corp. (D)	2,470
372	Health Net, Inc. (D)	5,777
710	HealthSouth Corp. (D)	10,254
80	HMS Holdings Corp. (D)	3,264
61	ICU Medical, Inc. (D)	2,496
250	Inverness Medical Innovation, Inc. (D)	8,899
52	IPC The Hospitalist Co. (D)	1,401
22	Landauer, Inc.	1,351
76	LHC Group, Inc. (D)	1,698
282	Masimo Corp. (D)	6,790
154	MedAssets, Inc. (D)	2,992
73	NuVasive, Inc. (D)	3,272
86	Omnicare, Inc.	2,221
81	Palomar Medical Technologies, Inc. (D)	1,192
55	PharMerica Corp. (D)	1,087
126	Phase Forward, Inc. (D)	1,902
61	Providence Service Corp. (D)	664
178	Psychiatric Solutions, Inc. (D)	4,039
62	Quality Systems	3,516
55	Rehabcare Group, Inc. (D)	1,308
75	Sirona Dental Systems, Inc. (D)	1,490
299	SSL International plc	2,554
104	STERIS Corp.	2,721
137	Thoratec Corp. (D)	3,676
45	Triple-S Management Corp., Class B (D)	698
2	Utah Medical Products, Inc.	57
78	Varian Medical Systems, Inc. (D)	2,758
559	Volcano Corp. (D)	7,815
3	Young Innovations, Inc.	56
250	Zoll Medical Corp. (D)	4,842

		132,158

	Household & Personal Products — 1.4%
461	American Oriental Bioengineering, Inc. (D)	2,440
35	Chattem, Inc. (D)	2,407
20	China Sky One Medical, Inc. (D)	264
256	Herbalife Ltd.	8,059
98	Nu Skin Enterprises, Inc. Class A	1,501

		14,671

	Insurance — 1.4%
118	Allied World Assurance Holdings Ltd.	4,803
198	Assured Guaranty Ltd.	2,454
43	eHealth, Inc. (D)	760
618	Lancashire Holdings Ltd. (D)	4,748
74	Tower Group, Inc.	1,829

		14,594

	Materials — 2.3%
28	Arch Chemicals, Inc.	678
46	BWAY Holding Co. (D)	809
5	China Green Agriculture, Inc. (D)	44
170	Cytec Industries, Inc.	3,167
166	Eagle Materials, Inc.	4,184
56	Koppers Holdings, Inc.	1,464
75	LSB Industries, Inc. (D)	1,213
29	Newmarket Corp.	1,983
29	Omnova Solutions, Inc. (D)	94
35	Paramount Gold & Silver Corp. (D)	53
59	Rock Tenn Co. Class A	2,252
176	Scotts Miracle-Gro Co. Class A	6,162
33	Silgan Holdings, Inc.	1,605
107	Worthington Industries, Inc.	1,363

		25,071

	Media — 1.2%
6	Carmike Cinemas, Inc.	50
145	Dolan Media Co. (D)	1,859
135	DreamWorks Animation SKG, Inc. (D)	3,729
172	Marvel Entertainment, Inc. (D)	6,124
32	National Cinemedia, Inc.	435

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Media — (continued)
14	Rentrak Corp. (D)	$229

		12,426

	Pharmaceuticals, Biotechnology & Life Sciences — 8.6%
601	Alkermes, Inc. (D)	6,498
14	Aryx Therapeutics, Inc. (D)	56
135	Auxilium Pharmaceuticals, Inc. (D)	4,231
60	Avanir Pharmaceuticals (D)	134
109	AVI BioPharma, Inc. (D)	172
616	Celera Corp. (D)	4,697
73	Cephalon, Inc. (D)	4,107
129	Cougar Biotechnology, Inc. (D)	5,559
376	Cubist Pharmaceuticals, Inc. (D)	6,894
25	Dionex Corp. (D)	1,521
186	Enzon, Inc. (D)	1,461
193	eResearch Technology, Inc. (D)	1,197
15	Harvard Bioscience, Inc. (D)	60
347	Icon plc ADR (D)	7,495
139	Impax Laboratories, Inc. (D)	1,025
154	Isis Pharmaceuticals, Inc. (D)	2,538
7	Lannet, Inc. (D)	46
116	Martek Biosciences Corp.	2,449
24	Maxygen, Inc. (D)	164
301	Medicines Co. (D)	2,526
8	Medicis Pharmaceutical Corp. Class A	136
61	Myriad Genetics, Inc. (D)	2,175
40	Myriad Pharmaceuticals, Inc. (D)	188
269	Nektar Therapeutics (D)	1,746
83	NPS Pharmaceuticals, Inc. (D)	387
181	Onyx Pharmaceuticals, Inc. (D)	5,106
110	OSI Pharmaceuticals, Inc. (D)	3,097
419	PAREXEL International Corp. (D)	6,021
298	PDL Biopharma, Inc.	2,353
319	Questcor Pharmaceuticals (D)	1,597
295	Regeneron Pharmaceuticals, Inc. (D)	5,282
167	Spectrum Pharmaceuticals, Inc. (D)	1,276
50	United Therapeutics Corp. (D)	4,197
95	Vertex Pharmaceuticals, Inc. (D)	3,387
229	VIVUS, Inc. (D)	1,391

		91,169

	Real Estate — 1.0%
632	Diamondrock Hospitality	3,955
29	PS Business Parks, Inc.	1,407
54	Tanger Factory Outlet Center	1,764
146	Taubman Centers, Inc.	3,926

		11,052

	Retailing — 4.3%
121	99 Cents Only Stores (D)	1,646
148	Advance Automotive Parts, Inc.	6,148
117	Aeropostale, Inc. (D)	4,017
33	Blue Nile, Inc. (D)	1,428
68	Cato Corp.	1,188
77	Children’s Place Retail Stores, Inc. (D)	2,039
51	Citi Trends, Inc. (D)	1,312
24	Core-Mark Holding Co., Inc. (D)	636
3	Destination Maternity Corp. (D)	52
72	Fred’s, Inc.	911
205	Gymboree Corp. (D)	7,273
61	Hibbett Sports, Inc. (D)	1,100
187	Hot Topic, Inc. (D)	1,367
76	J. Crew Group, Inc. (D)	2,046
96	Jo-Ann Stores, Inc. (D)	1,982
43	Joseph A. Bank Clothiers, Inc. (D)	1,492
230	Lumber Liquidators, Inc. (D)	3,618
593	OfficeMax, Inc.	3,724
110	PetMed Express, Inc. (D)	1,658
59	Tractor Supply Co. (D)	2,432
12	Wet Seal, Inc. Class A (D)	38

		46,107

	Semiconductors & Semiconductor Equipment — 4.1%
285	Amkor Technology, Inc. (D)	1,350
359	Atheros Communications, Inc. (D)	6,911
81	Cavium Networks, Inc. (D)	1,363
63	Hittite Microwave Corp. (D)	2,196
23	Micrel, Inc.	168
139	Microsemi Corp. (D)	1,915
59	Netlogic Microsystems, Inc. (D)	2,156
38	NVE Corp. (D)	1,834
1,110	ON Semiconductor Corp. (D)	7,617
2,507	RF Micro Devices, Inc. (D)	9,428
112	Semtech Corp. (D)	1,789
411	Skyworks Solutions, Inc. (D)	4,015
97	Tessera Technologies, Inc. (D)	2,457
45	Ultratech Stepper, Inc. (D)	553

		43,752

	Software & Services — 14.7%
44	ACI Worldwide, Inc. (D)	618
214	Acxiom Corp.	1,890
69	Advent Software, Inc. (D)	2,270
317	ArcSight, Inc. (D)	5,631
143	Ariba, Inc. (D)	1,404
387	Art Technology Group, Inc. (D)	1,472
92	AsiaInfo Holdings, Inc. (D)	1,586
96	Blackbaud, Inc.	1,489
59	Blackboard, Inc. (D)	1,697
83	Concur Technologies, Inc. (D)	2,588
343	Constant Contact, Inc. (D)	6,795
42	CSG Systems International, Inc. (D)	557
105	CyberSource Corp. (D)	1,611
105	DealerTrack Holdings, Inc. (D)	1,787
59	Digital River, Inc. (D)	2,138
110	Earthlink, Inc. (D)	817
122	Equinix, Inc. (D)	8,847
4	Forrester Research, Inc. (D)	94
148	Gartner, Inc. Class A (D)	2,262
170	Global Cash Access, Inc. (D)	1,349
180	Informatica Corp. (D)	3,097
137	j2 Global Communications, Inc. (D)	3,081
192	Jack Henry & Associates, Inc.	3,985
89	Manhattan Associates, Inc. (D)	1,626
31	MAXIMUS, Inc.	1,281
95	Mercadolibre, Inc. (D)	2,547
26	MicroStrategy, Inc. (D)	1,300
46	MoneyGram International, Inc. (D)	83
104	Net 1 UEPS Technologies, Inc. (D)	1,416
45	Netscout Systems, Inc. (D)	419
250	Neustar, Inc. (D)	5,549
224	Nice Systems Ltd. (D)	5,177
236	Parametric Technology Corp. (D)	2,764
95	Pegasystems, Inc.	2,495
163	Rackspace Hosting, Inc. (D)	2,258
269	Red Hat, Inc. (D)	5,424
157	S1 Corp. (D)	1,080
9	Sapient Corp. (D)	59
150	Smith Micro Software, Inc. (D)	1,472

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Software & Services — (continued)
74	Solarwinds, Inc. (D)	$1,220
498	Solera Holdings, Inc. (D)	12,654
46	SPSS, Inc. (D)	1,520
62	Syntel, Inc.	1,961
93	Taleo Corp. Class A (D)	1,694
317	Tibco Software, Inc. (D)	2,270
695	TiVo, Inc. (D)	7,284
26	Tyler Corp. (D)	400
161	Valueclick, Inc. (D)	1,692
285	VistaPrint Ltd. (D)	12,158
354	Vocus, Inc. (D)	6,994
174	Websense, Inc. (D)	3,101
171	Wind River Systems, Inc. (D)	1,964
352	Wright Express Corp. (D)	8,965

		155,892

	Technology — 0.0%
18	Polypore International, Inc. (D)	197

	Technology Hardware & Equipment — 7.9%
880	3Com Corp. (D)	4,143
50	Acme Packet, Inc. (D)	507
72	ADTRAN, Inc.	1,555
41	Anaren Microwave, Inc. (D)	721
197	Arris Group, Inc. (D)	2,390
254	Aruba Networks, Inc. (D)	2,222
—	Bigband Networks, Inc. (D)	1
200	Brightpoint, Inc. (D)	1,254
181	Cogent, Inc. (D)	1,937
59	Cognex Corp.	829
56	Comtech Telecommunications Corp. (D)	1,775
118	Data Domain, Inc. (D)	3,925
30	DG Fastchannel, Inc. (D)	554
330	Harmonic, Inc. (D)	1,944
618	Jabil Circuit, Inc.	4,583
43	Logitech International S.A. (D)	599
1	Novatel Wireless, Inc. (D)	8
55	Osi Systems, Inc. (D)	1,155
244	Palm, Inc. (D)	4,040
65	Plantronics, Inc.	1,223
282	Plexus Corp. (D)	5,778
421	Polycom, Inc. (D)	8,536
358	Riverbed Technology, Inc. (D)	8,302
16	Scansource, Inc. (D)	404
911	Seagate Technology	9,527
357	Starent Networks Corp. (D)	8,723
70	STEC, Inc. (D)	1,621
76	Synaptics, Inc. (D)	2,950
106	Tekelec (D)	1,786

		82,992

	Telecommunication Services — 1.8%
21	AboveNet, Inc. (D)	1,733
46	Alaska Communication Systems Holdings, Inc.	336
5	Cbeyond, Inc. (D)	73
367	Centennial Cellular Corp. Class A (D)	3,067
10	Consolidated Communications Holdings, Inc.	116
18	Incontact, Inc. (D)	49
125	Iowa Telecommunications Services, Inc.	1,562
116	Neutral Tandem, Inc. (D)	3,414
97	NTELOS Holdings Corp.	1,779
150	Premiere Global Services, Inc. (D)	1,624
47	Shenandoah Telecommunications Co.	956
147	Syniverse Holdings, Inc. (D)	2,349
85	USA Mobility, Inc.	1,082
214	Virgin Mobile USA, Inc. (D)	859

		18,999

	Transportation — 2.2%
127	Con-way, Inc.	4,477
121	Copa Holdings S.A. Class A	4,926
5	Heartland Express, Inc.	81
207	Hub Group, Inc. (D)	4,267
143	J.B. Hunt Transport Services, Inc.	4,378
22	Knight Transportation, Inc.	359
357	Localiza Rent a Car S.A.	2,206
287	Tam S.A. (D)	2,991

		23,685

	Utilities — 0.4%
73	New Jersey Resources Corp.	2,696
32	South Jersey Industries, Inc.	1,125

		3,821

	Total common stocks (cost $989,569)	$1,020,916

EXCHANGE TRADED FUNDS — 1.5%
	Other Investment Pools and Funds — 1.5%
277	iShares Russell 2000 Growth Index Fund	$15,720

	Total exchange traded funds (cost $15,762)	$15,720

	Total long-term investments (cost $1,005,331)	$1,036,636

Principal
Amount

SHORT-TERM INVESTMENTS — 2.4%
	Repurchase Agreements — 2.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $979, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $998)
$979	0.09%, 6/30/2009	$979
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $6,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $6,482)
6,371	0.01%, 6/30/2009	6,371

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,011, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $9,192)

9,011	0.05%, 6/30/2009	9,011

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,266, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $2,311)

2,266	0.09%, 6/30/2009	2,266

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,395, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $3,463)
$3,395	0.08%, 6/30/2009		$3,395
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $3)
3	0.03%, 6/30/2009		3
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,196, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,216)
1,196	0.01%, 6/30/2009		1,196

			23,221

	U.S. Treasury Bills — 0.2%
1,950	0.13%, 7/16/2009 (S)(M)		1,950

	Total short-term investments (cost $25,171)		$25,171

	Total investments (cost $1,030,502) (C)	99.9%	$1,061,807
	Other assets and liabilities	0.1%	1,185

	Total net assets	100.0%	$1,062,992

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,055,819 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$86,269
Unrealized Depreciation	(80,281)

Net Unrealized Appreciation	$5,988

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	125	Long	Sep 2009	$(156)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$1,020,916	$1,011,543	$9,373	$—
Exchange Traded Funds	15,720	15,720	—	—
Short-Term Investments	25,171	—	25,171	—

Total	$1,061,807	$1,027,263	$34,544	$—

Liabilities:
Other Financial Instruments (Q)	$156	$156	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.2%
	Automobiles & Components — 0.3%
237	Amerigon, Inc. (D)	$1,448
—	Standard Motor Products	4

		1,452

	Banks — 1.4%
92	Danvers Bancorp, Inc.	1,232
135	Flushing Financial Corp.	1,260
65	International Bancshares Corp.	667
123	Ocwen Financial Corp. (D)	1,595
43	Signature Bank (D)	1,155
105	Western Alliance Bancorp (D)	716

		6,625

	Capital Goods — 10.0%
64	A.O. Smith Corp.	2,088
46	Aaon, Inc.	916
105	Actuant Corp. Class A	1,285
142	Acuity Brands, Inc.	3,982
35	Advanced Battery Technologies, Inc. (D)	142
27	AGCO Corp. (D)	770
5	American Superconductor Corp. (D)	141
6	Apogee Enterprises	69
6	Applied Signal Technology	158
4	AZZ, Inc. (D)	146
16	Beacon Roofing Supply, Inc. (D)	236
108	Belden, Inc.	1,798
114	Ceradyne, Inc. (D)	2,008
81	Chart Industries, Inc. (D)	1,472
4	China Fire & Security Group (D)	45
—	Clarcor, Inc.	11
15	Colfax Corp. (D)	119
51	Columbus McKinnon Corp. (D)	639
4	Cubic Corp.	156
10	EMCOR Group, Inc. (D)	192
9	Energy Recovery, Inc. (D)	64
3	ESCO Technologies, Inc. (D)	150
110	Esterline Technologies Corp. (D)	2,964
344	Force Protection, Inc. (D)	3,045
255	GrafTech International Ltd. (D)	2,879
1	Graham Corp.	9
4	Granite Construction, Inc.	120
141	GT Solar International, Inc. (D)	751
4	Heico Corp.	154
5	II-VI, Inc. (D)	102
24	Joy Global, Inc.	864
59	Lennox International, Inc.	1,888
26	Lindsay Corp.	874
13	MasTec, Inc. (D)	149
3	Michael Baker Corp. (D)	120
1	Middleby Corp. (D)	54
84	Moog, Inc. Class A (D)	2,178
—	Nordson Corp.	4
14	Orbital Sciences Corp. (D)	205
8	Orion Marine Group, Inc. (D)	152
73	Powell Industries, Inc. (D)	2,717
152	Robbins & Myers, Inc.	2,918
23	Taser International, Inc. (D)	104
79	Teledyne Technologies, Inc. (D)	2,573
127	TransDigm Group, Inc. (D)	4,594
1	Trex Co., Inc. (D)	15
119	Ultralife Batteries, Inc. (D)	850
4	Watsco, Inc.	218

		47,088

	Commercial & Professional Services — 3.6%
4	ABM Industries, Inc.	72
1	Administaff, Inc.	29
10	American Reprographics Co. LLC (D)	85
20	APAC TeleServices, Inc. (D)	105
7	CBIZ, Inc. (D)	51
48	Consolidated Graphics, Inc. (D)	841
1	Geo Group, Inc. (D)	10
1	GP Strategies Corp. (D)	3
9	Healthcare Services Group, Inc.	159
14	Herman Miller, Inc.	212
127	Knoll, Inc.	963
72	Manpower, Inc.	3,053
1	McGrath RentCorp.	11
53	Navigant Consulting, Inc. (D)	689
94	Resources Connection, Inc. (D)	1,612
3	Rollins, Inc.	50
178	Sykes Enterprises, Inc. (D)	3,216
8	Tetra Tech, Inc. (D)	240
150	Watson Wyatt Worldwide, Inc.	5,640

		17,041

	Consumer Durables & Apparel — 2.8%
69	Carter’s, Inc. (D)	1,689
2	Deckers Outdoor Corp. (D)	163
5	Fossil, Inc. (D)	126
126	Iconix Brand Group, Inc. (D)	1,932
34	Jakks Pacific, Inc. (D)	436
219	Liz Claiborne, Inc.	630
355	Smith & Wesson Holding Corp. (D)	2,018
6	Steven Madden Ltd. (D)	155
9	Sturm Ruger & Co., Inc.	114
13	Tempur-Pedic International, Inc.	169
9	Timberland Co. Class A (D)	122
163	True Religion Apparel, Inc. (D)	3,637
9	Tupperware Brands Corp.	225
4	Under Armour, Inc. Class A (D)	94
49	Warnaco Group, Inc. (D)	1,592
7	Wolverine World Wide, Inc.	151

		13,253

	Consumer Services — 4.7%
4	American Public Education, Inc. (D)	153
10	Ameristar Casinos, Inc.	194
131	Bally Technologies, Inc. (D)	3,911
8	BJ’s Restaurants, Inc. (D)	139
22	Buffalo Wild Wings, Inc. (D)	726
10	California Pizza Kitchen, Inc. (D)	129
2	Capella Education Co. (D)	133
4	CEC Entertainment, Inc. (D)	131
15	Cheesecake Factory, Inc. (D)	253
8	CKE Restaurants, Inc.	68
17	Corinthian Colleges, Inc. (D)	283
5	Cracker Barrel Old Country Store, Inc.	129
22	DineEquity, Inc.	689
12	Domino’s Pizza, Inc. (D)	90
52	ITT Educational Services, Inc. (D)	5,226
9	Jack in the Box, Inc. (D)	204
10	Lincoln Educational Services Corp. (D)	206
6	P. F. Chang’s China Bistro, Inc. (D)	194
5	Papa John’s International, Inc. (D)	124
12	Pinnacle Entertainment, Inc. (D)	112
56	Pre-Paid Legal Services, Inc. (D)	2,458
120	Red Robin Gourmet Burgers, Inc. (D)	2,258
—	Steiner Leisure Ltd. (D)	12
16	Texas Roadhouse, Inc. (D)	178

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Consumer Services — (continued)
1	Universal Travel Group (D)	$6
137	WMS Industries, Inc. (D)	4,309

		22,315

	Diversified Financials — 1.2%
11	Advance America Cash Advance Centers, Inc.	49
125	Ezcorp, Inc. (D)	1,350
9	First Cash Financial Services, Inc. (D)	150
231	GFI Group, Inc.	1,559
16	Knight Capital Group, Inc. (D)	266
9	Life Partners Holdings, Inc.	129
143	optionsXpress Holdings, Inc.	2,222
2	Stifel Financial (D)	111

		5,836

	Energy — 4.5%
11	Alon USA Energy, Inc.	109
144	Arena Resources, Inc. (D)	4,582
6	Carbo Ceramics, Inc.	209
237	Complete Production Services, Inc. (D)	1,509
1	Contango Oil & Gas Co. (D)	57
4	Dril-Quip, Inc. (D)	165
—	Isramco, Inc. (D)	6
4	Lufkin Industries, Inc.	188
12	Matrix Service Co. (D)	136
397	McMoRan Exploration Co. (D)	2,368
3	NATCO Group, Inc. (D)	96
26	Overseas Shipholding Group, Inc.	868
465	Rosetta Resources, Inc. (D)	4,069
2	RPC, Inc.	18
94	St. Mary Land & Exploration Co.	1,964
66	Swift Energy Co. (D)	1,092
141	Union Drilling, Inc. (D)	930
6	Uranium Energy Corp. (D)	18
360	Vaalco Energy, Inc. (D)	1,521
132	W&T Offshore, Inc.	1,285
15	Willbros Group, Inc. (D)	194
4	World Fuel Services Corp.	171

		21,555

	Food & Staples Retailing — 0.7%
83	BJ’s Wholesale Club, Inc. (D)	2,662
7	Casey’s General Stores, Inc.	176
8	Pantry, Inc. (D)	131
6	United Natural Foods, Inc. (D)	151

		3,120

	Food, Beverage & Tobacco — 0.7%
3	American Dairy, Inc. (D)	115
6	American Italian Pasta Co. (D)	178
—	Cal-Maine Foods, Inc.	11
391	Darling International, Inc. (D)	2,579
—	Diamond Foods, Inc.	13
2	J&J Snack Foods Corp.	84
6	Lancaster Colony Corp.	250
3	Lance, Inc.	76
5	Sanderson Farms, Inc.	215
5	Vector Group Ltd.	65

		3,586

	Health Care Equipment & Services — 9.9%
18	Align Technology, Inc. (D)	186
4	Amedisys, Inc. (D)	147
198	American Medical Systems Holdings (D)	3,126
10	Amerigroup Corp. (D)	266
245	Angiodynamics, Inc. (D)	3,249
6	Athenahealth, Inc. (D)	218
34	Beckman Coulter, Inc.	1,937
5	Catalyst Health Solutions (D)	120
8	Centene Corp. (D)	160
—	Chemed Corp.	13
39	Community Health Systems, Inc. (D)	995
151	Corvel Corp. (D)	3,429
9	CryoLife, Inc. (D)	51
152	Cyberonics, Inc. (D)	2,523
138	Eclipsys Corp. (D)	2,458
4	Emergency Medical Services (D)	162
1	Enteromedics, Inc. (D)	3
4	Genoptix, Inc. (D)	136
4	Haemonetics Corp. (D)	209
73	Hanger Orthopedic Group, Inc. (D)	989
10	HealthSouth Corp. (D)	143
319	Healthspring, Inc. (D)	3,462
7	HMS Holdings Corp. (D)	271
5	ICU Medical, Inc. (D)	205
4	IPC The Hospitalist Co. (D)	115
2	Landauer, Inc.	113
86	LHC Group, Inc. (D)	1,908
103	LifePoint Hospitals, Inc. (D)	2,706
137	Masimo Corp. (D)	3,297
13	MedAssets, Inc. (D)	246
6	NuVasive, Inc. (D)	270
316	OraSure Technologies, Inc. (D)	782
119	Orthofix International N.V. (D)	2,979
7	Palomar Medical Technologies, Inc. (D)	98
91	PharMerica Corp. (D)	1,780
10	Phase Forward, Inc. (D)	157
5	Providence Service Corp. (D)	55
5	Quality Systems	290
5	Rehabcare Group, Inc. (D)	108
6	Sirona Dental Systems, Inc. (D)	123
9	STERIS Corp.	226
130	Symmetry Medical, Inc. (D)	1,215
11	Thoratec Corp. (D)	302
61	Triple-S Management Corp., Class B (D)	944
62	U.S. Physical Therapy, Inc. (D)	909
—	Utah Medical Products, Inc.	4
73	Volcano Corp. (D)	1,015
—	Young Innovations, Inc.	4
150	Zoll Medical Corp. (D)	2,899

		47,003

	Household & Personal Products — 2.4%
672	American Oriental Bioengineering, Inc. (D)	3,552
3	Chattem, Inc. (D)	198
2	China Sky One Medical, Inc. (D)	22
485	Nu Skin Enterprises, Inc. Class A	7,419

		11,191

	Insurance — 2.1%
115	Allied World Assurance Holdings Ltd.	4,679
205	Amerisafe, Inc. (D)	3,183
51	Axis Capital Holdings Ltd.	1,325
4	eHealth, Inc. (D)	63
25	Platinum Underwriters Holdings Ltd.	709
6	Tower Group, Inc.	152

		10,111

	Materials — 1.7%
2	Arch Chemicals, Inc.	55
4	BWAY Holding Co. (D)	67
39	Calgon Carbon Corp. (D)	540
—	China Green Agriculture, Inc. (D)	4

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Materials — (continued)
128	Cliff’s Natural Resources, Inc.	$3,120
143	Headwaters, Inc. (D)	481
5	Koppers Holdings, Inc.	121
6	LSB Industries, Inc. (D)	100
2	Newmarket Corp.	165
40	OM Group, Inc. (D)	1,167
2	Omnova Solutions, Inc. (D)	8
3	Paramount Gold & Silver Corp. (D)	4
47	Rock Tenn Co. Class A	1,801
3	Silgan Holdings, Inc.	132
9	Worthington Industries, Inc.	112

		7,877

	Media — 2.2%
316	Arbitron, Inc.	5,026
1	Carmike Cinemas, Inc.	4
12	Dolan Media Co. (D)	154
149	Marvel Entertainment, Inc. (D)	5,289
3	National Cinemedia, Inc.	36
1	Rentrak Corp. (D)	19

		10,528

	Pharmaceuticals, Biotechnology & Life Sciences — 13.8%
427	Alkermes, Inc. (D)	4,619
51	Alnylam Pharmaceuticals, Inc. (D)	1,134
333	Arena Pharmaceuticals, Inc. (D)	1,664
1	Aryx Therapeutics, Inc. (D)	5
5	Avanir Pharmaceuticals (D)	11
9	AVI BioPharma, Inc. (D)	14
24	Bio-Rad Laboratories, Inc. Class A (D)	1,804
134	Bruker Corp. (D)	1,241
349	Celera Corp. (D)	2,660
204	Cepheid, Inc. (D)	1,919
313	Cubist Pharmaceuticals, Inc. (D)	5,732
90	Cypress Bioscience (D)	843
774	Cytokinetics, Inc. (D)	2,192
2	Dionex Corp. (D)	126
15	Enzon, Inc. (D)	122
16	eResearch Technology, Inc. (D)	99
1	Harvard Bioscience, Inc. (D)	5
12	Impax Laboratories, Inc. (D)	85
13	Isis Pharmaceuticals, Inc. (D)	209
147	Kendle International, Inc. (D)	1,798
1	Lannet, Inc. (D)	4
10	Martek Biosciences Corp.	202
2	Maxygen, Inc. (D)	14
309	Medicines Co. (D)	2,592
1	Medicis Pharmaceutical Corp. Class A	11
48	Metabolix, Inc. (D)	391
86	Myriad Genetics, Inc. (D)	3,066
23	Myriad Pharmaceuticals, Inc. (D)	109
22	Nektar Therapeutics (D)	144
7	NPS Pharmaceuticals, Inc. (D)	34
128	Onyx Pharmaceuticals, Inc. (D)	3,618
91	OSI Pharmaceuticals, Inc. (D)	2,566
25	PDL Biopharma, Inc.	194
78	Perrigo Co.	2,167
132	Pharmasset, Inc. (D)	1,486
26	Questcor Pharmaceuticals (D)	132
260	Regeneron Pharmaceuticals, Inc. (D)	4,657
212	Rigel Pharmaceuticals, Inc. (D)	2,567
463	Salix Pharmaceuticals Ltd. (D)	4,573
171	Sepracor, Inc. (D)	2,958
14	Spectrum Pharmaceuticals, Inc. (D)	106
101	Theravance, Inc. (D)	1,483
71	Varian, Inc. (D)	2,808
19	VIVUS, Inc. (D)	115
57	Watson Pharmaceuticals, Inc. (D)	1,934
60	Xenoport, Inc. (D)	1,397

		65,610

	Real Estate — 1.1%
45	American Capital Agency Corp.	1,029
183	Anworth Mortgage Asset Corp.	1,318
223	Brandywine Realty Trust	1,659
152	MFA Mortgage Investments, Inc.	1,052
2	PS Business Parks, Inc.	116
5	Tanger Factory Outlet Center	158

		5,332

	Retailing — 4.4%
10	99 Cents Only Stores (D)	136
32	Abercrombie & Fitch Co. Class A	823
164	Big Lots, Inc. (D)	3,453
3	Blue Nile, Inc. (D)	118
6	Cato Corp.	98
6	Children’s Place Retail Stores, Inc. (D)	168
64	Citi Trends, Inc. (D)	1,664
69	Collective Brands, Inc. (D)	1,001
2	Core-Mark Holding Co., Inc. (D)	52
—	Destination Maternity Corp. (D)	4
6	Fred’s, Inc.	75
95	Gymboree Corp. (D)	3,385
5	Hibbett Sports, Inc. (D)	91
85	Hot Topic, Inc. (D)	621
6	J. Crew Group, Inc. (D)	170
8	Jo-Ann Stores, Inc. (D)	164
39	Joseph A. Bank Clothiers, Inc. (D)	1,350
66	Netflix, Inc. (D)	2,708
99	Nutri/System, Inc.	1,430
119	Overstock.com, Inc. (D)	1,419
9	PetMed Express, Inc. (D)	137
5	Tractor Supply Co. (D)	200
504	Wet Seal, Inc. Class A (D)	1,547

		20,814

	Semiconductors & Semiconductor Equipment — 5.0%
24	Amkor Technology, Inc. (D)	111
242	Atheros Communications, Inc. (D)	4,659
5	Hittite Microwave Corp. (D)	183
2	Micrel, Inc.	15
12	Microsemi Corp. (D)	159
5	Netlogic Microsystems, Inc. (D)	176
3	NVE Corp. (D)	150
361	ON Semiconductor Corp. (D)	2,478
300	PMC — Sierra, Inc. (D)	2,386
1,177	RF Micro Devices, Inc. (D)	4,426
10	Semtech Corp. (D)	155
585	Skyworks Solutions, Inc. (D)	5,726
73	Tessera Technologies, Inc. (D)	1,834
4	Ultratech Stepper, Inc. (D)	46
48	Varian Semiconductor Equipment Associates, Inc. (D)	1,158

		23,662

	Software & Services — 12.9%
4	ACI Worldwide, Inc. (D)	51
18	Acxiom Corp.	156
6	Advent Software, Inc. (D)	188
12	Ariba, Inc. (D)	116
484	Art Technology Group, Inc. (D)	1,838
190	AsiaInfo Holdings, Inc. (D)	3,265

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Software & Services — (continued)
8	Blackbaud, Inc.	$123
5	Blackboard, Inc. (D)	140
158	Commvault Systems, Inc. (D)	2,626
7	Concur Technologies, Inc. (D)	214
185	CSG Systems International, Inc. (D)	2,453
9	CyberSource Corp. (D)	133
9	DealerTrack Holdings, Inc. (D)	147
5	Digital River, Inc. (D)	176
220	Earthlink, Inc. (D)	1,633
—	Forrester Research, Inc. (D)	8
12	Gartner, Inc. Class A (D)	187
14	Global Cash Access, Inc. (D)	111
229	Informatica Corp. (D)	3,930
186	j2 Global Communications, Inc. (D)	4,187
16	Jack Henry & Associates, Inc.	328
110	JDA Software Group, Inc. (D)	1,650
7	Manhattan Associates, Inc. (D)	135
3	MAXIMUS, Inc.	106
96	Mercadolibre, Inc. (D)	2,574
2	MicroStrategy, Inc. (D)	107
4	MoneyGram International, Inc. (D)	7
68	Net 1 UEPS Technologies, Inc. (D)	927
4	Netscout Systems, Inc. (D)	35
396	Parametric Technology Corp. (D)	4,624
8	Pegasystems, Inc.	205
13	Rackspace Hosting, Inc. (D)	186
130	Red Hat, Inc. (D)	2,609
66	RightNow Technologies, Inc. (D)	783
13	S1 Corp. (D)	88
528	Sapient Corp. (D)	3,319
12	Smith Micro Software, Inc. (D)	122
46	Sohu.com, Inc. (D)	2,859
6	Solarwinds, Inc. (D)	100
127	Solera Holdings, Inc. (D)	3,224
4	SPSS, Inc. (D)	127
35	Sybase, Inc. (D)	1,109
5	Syntel, Inc.	162
8	Taleo Corp. Class A (D)	141
179	TeleCommunication Systems, Inc. Class A (D)	1,271
350	Tibco Software, Inc. (D)	2,508
196	TiVo, Inc. (D)	2,055
2	Tyler Corp. (D)	31
402	United Online, Inc.	2,619
13	Valueclick, Inc. (D)	139
88	Vignette Corp. (D)	1,160
31	VistaPrint Ltd. (D)	1,324
5	Vocus, Inc. (D)	105
14	Websense, Inc. (D)	256
14	Wind River Systems, Inc. (D)	162
98	Wright Express Corp. (D)	2,507

		61,346

	Technology — 0.2%
68	Polypore International, Inc. (D)	758

	Technology Hardware & Equipment — 7.4%
73	3Com Corp. (D)	342
4	Acme Packet, Inc. (D)	42
6	ADTRAN, Inc.	127
3	Anaren Microwave, Inc. (D)	59
138	Arris Group, Inc. (D)	1,674
21	Aruba Networks, Inc. (D)	183
173	Avocent Corp. (D)	2,410
238	Benchmark Electronics, Inc. (D)	3,430
—	Bigband Networks, Inc. (D)	—
17	Brightpoint, Inc. (D)	104
15	Cogent, Inc. (D)	161
5	Cognex Corp.	67
5	Comtech Telecommunications Corp. (D)	146
10	Data Domain, Inc. (D)	325
3	DG Fastchannel, Inc. (D)	46
27	Harmonic, Inc. (D)	160
68	Ingram Micro, Inc. (D)	1,197
76	Interdigital, Inc. (D)	1,848
99	Multi-Fineline Electronix, Inc. (D)	2,112
88	Novatel Wireless, Inc. (D)	797
5	Osi Systems, Inc. (D)	94
97	Palm, Inc. (D)	1,612
5	Plantronics, Inc.	101
87	Plexus Corp. (D)	1,774
113	Polycom, Inc. (D)	2,287
199	QLogic Corp. (D)	2,522
246	Riverbed Technology, Inc. (D)	5,703
1	Scansource, Inc. (D)	33
222	Starent Networks Corp. (D)	5,422
6	STEC, Inc. (D)	133
6	Synaptics, Inc. (D)	243
9	Tekelec (D)	147

		35,301

	Telecommunication Services — 2.0%
2	AboveNet, Inc. (D)	144
4	Alaska Communication Systems Holdings, Inc.	29
150	Atlantic Tele-Network, Inc.	5,889
—	Cbeyond, Inc. (D)	6
30	Centennial Cellular Corp. Class A (D)	253
1	Consolidated Communications Holdings, Inc.	10
1	Incontact, Inc. (D)	4
10	Iowa Telecommunications Services, Inc.	129
10	Neutral Tandem, Inc. (D)	280
52	NTELOS Holdings Corp.	957
12	Premiere Global Services, Inc. (D)	131
4	Shenandoah Telecommunications Co.	80
85	Syniverse Holdings, Inc. (D)	1,357
7	USA Mobility, Inc.	89
18	Virgin Mobile USA, Inc. (D)	71

		9,429

	Transportation — 2.7%
—	Heartland Express, Inc.	6
195	Hub Group, Inc. (D)	4,025
56	Knight Transportation, Inc.	933
81	Marten Transport Ltd. (D)	1,684
61	Old Dominion Freight Line, Inc. (D)	2,051
65	Saia, Inc. (D)	1,163
174	Werner Enterprises, Inc.	3,157

		13,019

	Utilities — 0.5%
6	New Jersey Resources Corp.	223
3	South Jersey Industries, Inc.	93
78	UniSource Energy Corp.	2,057

		2,373

	Total common stocks (cost $502,917)	$466,225

	Total long-term investments (cost $502,917)	$466,225

The accompanying notes are an integral part of these financial statements.

Principal
Amount

SHORT-TERM INVESTMENTS — 1.8%
	Repurchase Agreements — 1.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $492, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $502)
$492	0.09%, 6/30/2009		$492
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $394, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $401)
394	0.01%, 6/30/2009		394

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4,531, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $4,622)

4,531	0.05%, 6/30/2009		4,531

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,139, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $1,162)

1,139	0.09%, 6/30/2009		1,139
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,707, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,741)
1,707	0.08%, 6/30/2009		1,707
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2)
2	0.03%, 6/30/2009		2
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $74, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $75)
74	0.01%, 6/30/2009		74

			8,339

	U.S. Treasury Bills — 0.0%
230	0.18%, 7/16/2009 (S)(M)		230

	Total short-term investments (cost $8,569)		$8,569

	Total investments (cost $511,486) (C)	100.0%	$474,794
	Other assets and liabilities	—%	(55)

	Total net assets	100.0%	$474,739

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.7% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $514,522 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$56,016
Unrealized Depreciation	(95,744)

Net Unrealized Depreciation	$(39,728)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	9	Long	Sep 2009	$(13)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$466,225	$466,225	$—	$—
Short-Term Investments	8,569	—	8,569	—

Total	$474,794	$466,225	$8,569	$—

Liabilities:
Other Financial Instruments (Q)	$13	$13	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 95.3%
	Automobiles & Components — 0.6%
2	ArvinMeritor, Inc.	$7
5	Dana Holding Corp. (D)	6
—	Hawk Corp. (D)	3
4	Hayes Lemmerz International (D)	—
2	Lear Corp. (D)	1
5	Modine Manufacturing Co.	24
2	Spartan Motors, Inc.	26
1	Standard Motor Products	7
4	Stoneridge, Inc. (D)	19
1	Superior Industries International	11
—	Tenneco Automotive, Inc. (D)	4
13	Thor Industries, Inc.	239

		347

	Banks — 7.2%
—	Alliance Financial Corp.	3
—	Ames National Corp.	5
2	Arrow Financial Corp.	53
4	Banco Latinoamericano de Exportaciones S.A. ADR Class E	55
1	Bank of the Ozarks, Inc.	15
3	Bankfinancial Corp.	28
—	Bar HBR Bancshares	3
1	Berkshire Hills Bancorp, Inc.	21
62	Boston Private Financial Holdings, Inc.	278
—	Brooklyn Federal Bancorp, Inc.	3
1	Bryn Mawr Bank Corp.	17
1	Camden National Corp.	37
—	Cardinal Financial Corp.	2
70	Cathay General Bancorp	662
—	Central Pacific Financial Corp.	2
2	Chemical Financial Corp.	38
2	Citizens & Northern Corp.	48
2	City Holding Co.	56
2	Clifton Savings Bancorp, Inc.	22
—	CNB Financial Corp.	1
—	Community Bank System, Inc.	4
1	Community Trust Bancorp, Inc.	13
51	CVB Financial Corp.	305
4	Dime Community Bancshares	33
3	East West Bancorp, Inc.	19
—	ESB Financial Corp.	3
2	Farmers Capital Bank Corp.	43
1	First Bancorp, Inc.	23
3	First Commonwealth Financial Corp.	17
5	First Financial Bancorp	40
—	First Financial Bankshares, Inc.	10
1	First Financial Holdings	11
5	First Financial Northwest	39
—	First Long Island Corp.	2
1	First Merchants Corp.	10
—	First Source Corp.	4
7	FirstMerit Corp.	114
11	FNB Corp.	69
4	Fox Chase Bancorp, Inc. (D)	35
—	German American Bancorp, Inc.	2
2	Glacier Bancorp	22
1	Hancock Holding Co.	42
—	Harleysville National Corp.	1
—	Home Bancorp, Inc. (D)	2
1	Home Bancshares, Inc.	21
—	Iberiabank Corp.	4
34	International Bancshares Corp.	351
3	Investors Bancorp, Inc. (D)	30
4	Kearny Financial Corp.	45
5	Lakeland Bancorp, Inc.	43
1	Lakeland Financial Corp.	23
2	MainSource Financial Group, Inc.	11
—	Merchants Bancshares	2
3	MGIC Investment Corp.	11
—	NASB Financial, Inc.	6
—	National Bankshares, Inc.	2
8	National Penn Bancshares, Inc.	39
3	NBT Bancorp	68
3	Newalliance Bancs	35
2	Northfield Bancorp, Inc.	23
3	Oceanfirst Financial Corp.	38
1	Ocwen Financial Corp. (D)	16
4	Old National Bankcorp	38
1	Oriental Financial Group, Inc.	11
—	Orrstown Financial Services, Inc.	2
4	PacWest Bancorp	49
—	Park National Corp.	23
1	Peapack-Gladstone Financial	21
2	Peoples Bancorp, Inc.	29
1	Prosperity Bancshares, Inc.	42
6	Provident Financial Services, Inc.	57
3	Renasant Corp.	47
2	Republic Bancorp, Inc.	48
—	Rockville Financial, Inc.	3
2	S&T Bancorp, Inc.	25
1	S.Y. Bancorp, Inc.	27
3	Santander Bancorp	22
1	SCBT Financial Corp.	21
1	Simmons First National Corp.	33
—	Smithtown Bancorp, Inc.	1
3	South Financial Group, Inc.	3
3	Southside Bancshares, Inc.	59
—	State Bancorp, Inc.	2
2	Sterling Bancorp NY	19
7	Sterling Bancshares, Inc.	43
1	Suffolk Bancorp	36
1	Sun Bancorp, Inc. (D)	5
7	Susquehanna Bancshares, Inc.	33
—	SVB Financial Group (D)	8
46	Synovus Financial Corp.	138
2	Towne Bank	33
—	Trico Bancshares	2
5	Trustco Bank Corp.	27
5	Trustmark Corp.	88
3	UMB Financial Corp.	96
2	United Bankshares, Inc.	45
2	United Financial Bancorp, Inc.	30
2	Univest Corp.	30
1	Washington Trust Bancorp	14
1	West Bancorporation, Inc.	4
—	Westamerica Banco	5
—	Westfield Financial	3
2	Wilshire Bancorp, Inc.	13
38	Zion Bancorp	439

		4,654

	Capital Goods — 9.6%
—	A.O. Smith Corp.	8
—	AAR Corp. (D)	3
1	Actuant Corp. Class A	12
1	Aircastle Ltd.	8
1	Albany International Corp. Class A	11
2	American Rail Car Industries, Inc.	16
1	American Woodmark Corp.	17
—	Ameron International Corp.	7
13	AMETEK, Inc.	450
3	Apogee Enterprises	42

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Capital Goods — (continued)
1	Applied Industrial Technologies, Inc.	$12
1	Arfon, Inc. (D)	17
2	Baldor Electric Co.	45
7	Barnes Group, Inc.	79
3	Beacon Roofing Supply, Inc. (D)	45
1	Belden, Inc.	20
2	Brady Corp. Class A	47
2	Cascade Bancorp	24
4	Ceradyne, Inc. (D)	63
1	CIRCOR International, Inc.	19
28	Clarcor, Inc.	826
1	Colfax Corp. (D)	4
2	Ducommun, Inc.	43
4	Dycom Industries, Inc. (D)	39
—	DynCorp International, Inc. (D)	5
4	EMCOR Group, Inc. (D)	77
2	Encore Wire Corp.	49
7	EnerSys (D)	118
4	Enpro Industries, Inc. (D)	63
6	Federal Signal Corp.	45
2	Flow International Corp. (D)	4
1	Freighter America, Inc.	15
3	Gibralter Industries, Inc.	17
21	Graco, Inc.	462
7	GrafTech International Ltd. (D)	82
2	Graham Corp.	28
2	Granite Construction, Inc.	69
3	Greenbrier Cos.	22
4	Griffon Corp. (D)	33
4	H & E Equipment Services, Inc. (D)	36
30	Hexcel Corp. (D)	281
—	Houston Wire & Cable Co.	5
26	Huttig Building Products, Inc. (H)(D)	24
—	Insituform Technologies, Inc. (D)	2
1	Insteel Industries, Inc.	6
2	Interline Brands, Inc. (D)	22
2	John Bean Technologies Corp.	26
3	Kadant, Inc. (D)	35
1	L.B. Foster Co. Class A (D)	24
—	Layne Christensen Co. (D)	4
21	Lincoln Electric Holdings, Inc.	744
2	Mueller Industries, Inc.	40
13	Mueller Water Products, Inc.	49
—	Nacco Industries, Inc. Class A	11
1	NCI Building Systems, Inc. (D)	4
1	Nordson Corp.	31
40	Pike Electric Corp. (D)	480
1	Powersecure International, Inc. (D)	2
1	Regal-Beloit Corp.	56
1	Robbins & Myers, Inc.	15
17	Roper Industries, Inc.	779
5	SauerDanfoss, Inc.	28
2	Standex International	27
2	Sterling Construction Co., Inc. (D)	33
1	TAL International Group, Inc.	12
—	Titan International, Inc.	3
6	Tredegar Corp.	76
1	Trimas Corp. (D)	5
1	Triumph Group, Inc.	56
1	Tutor Perini Corp. (D)	17
1	Twin Disc, Inc.	10
—	Ultralife Batteries, Inc. (D)	2
3	United Rentals, Inc. (D)	17
12	Watts Water Technologies, Inc.	250

		6,158

	Commercial & Professional Services — 7.5%
59	ABM Industries, Inc.	1,057
20	ATC Technology Corp. (D)	286
1	CDI Corp.	14
8	Comfort Systems USA, Inc.	86
14	Copart, Inc. (D)	468
1	Cornell Companies, Inc. (D)	20
3	Courier Corp.	40
—	CRA International, Inc. (D)	5
1	Deluxe Corp.	13
1	EnergySolutions, Inc.	6
—	First Advantage Corp. (D)	5
2	G & K Services, Inc. Class A	38
—	GP Strategies Corp. (D)	2
2	Heidrick & Struggles International, Inc.	38
1	HNI Corp.	16
4	Kelly Services, Inc.	46
1	Korn/Ferry International (D)	14
52	McGrath RentCorp.	993
2	MPS Group, Inc. (D)	15
5	On Assignment, Inc. (D)	20
20	Resources Connection, Inc. (D)	335
23	School Specialty, Inc. (D)	455
35	Schwak, Inc.	262
6	Spherion Corp. (D)	23
5	Standard Register Co.	14
1	TrueBlue, Inc. (D)	11
12	United Stationers, Inc. (D)	429
1	Viad Corp.	19
—	Volt Information Sciences, Inc. (D)	2
7	Waste Services, Inc. (D)	37
1	Watson Wyatt Worldwide, Inc.	38

		4,807

	Consumer Durables & Apparel — 4.2%
1	American Greetings Corp. Class A	16
1	Blyth, Inc.	43
8	Brunswick Corp.	34
4	Callaway Golf Co.	20
3	Carter’s, Inc. (D)	66
27	Cherokee, Inc.	531
4	Crocs, Inc. (D)	14
—	CSS Industries, Inc.	2
24	Eastman Kodak Co.	72
2	Hooker Furniture Corp.	24
1	Iconix Brand Group, Inc. (D)	15
2	Jakks Pacific, Inc. (D)	21
2	Jones Apparel Group, Inc.	17
8	Liz Claiborne, Inc.	24
—	M/I Schottenstein Homes, Inc.	4
1	Meritage Homes Corp. (D)	19
1	Oxford Industries, Inc.	17
2	Perry Ellis International (D)	11
14	Quiksilver, Inc. (D)	25
29	RC2 Corp. (D)	377
3	Ryland Group, Inc.	42
71	Tempur-Pedic International, Inc.	921
5	Timberland Co. Class A (D)	69
1	Unifirst Corp.	33
—	Universal Electronics, Inc. (D)	4
20	Volcom, Inc. (D)	250

		2,671

	Consumer Services — 3.3%
3	Bob Evans Farms, Inc.	86
25	Burger King Holdings, Inc.	432
1	Churchill Downs, Inc.	20
1	Domino’s Pizza, Inc. (D)	6

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Consumer Services — (continued)
—	Frischs Restaurants, Inc.	$3
2	Gaylord Entertainment Co. (D)	29
4	Great Wolf Resorts, Inc. (D)	8
4	Jackson Hewitt Tax Service, Inc.	22
3	Marcus Corp.	29
28	Matthews International Corp. Class A	878
1	Multimedia Games, Inc. (D)	4
4	O’ Charley’s, Inc.	40
14	Papa John’s International, Inc. (D)	347
4	Pinnacle Entertainment, Inc. (D)	34
1	Red Robin Gourmet Burgers, Inc. (D)	24
2	Regis Corp.	29
2	Ruth’s Hospitality Group, Inc. (D)	9
2	Speedway Motorsports, Inc.	20
2	Steiner Leisure Ltd. (D)	72
1	Vail Resorts, Inc. (D)	27

		2,119

	Diversified Financials — 5.1%
6	Advance America Cash Advance Centers, Inc.	27
3	Allied Capital Corp.	9
10	American Capital Ltd.	32
1	Ampal-American Israel Corp. A Shares (D)	2
9	Apollo Investment Corp.	56
127	Ares Capital Corp.	1,020
2	Blackrock Kelso Capital Corp.	12
1	Calamos Asset Management, Inc.	16
2	Cash America International, Inc.	49
6	Compass Diversified Holdings	47
1	Encore Capital Group, Inc. (D)	13
39	Federated Investors, Inc.	927
2	Fifth Street Finance Corp.	23
25	Financial Federal Corp.	518
1	Gladstone Capital Corp.	5
2	Gladstone Investment Corp.	11
6	Hercules Technology Growth	52
5	Knight Capital Group, Inc. (D)	81
8	LaBranche & Co., Inc. (D)	32
3	MCG Capital Corp.	7
4	MF Global Ltd. (D)	22
3	Nelnet, Inc. (D)	46
6	Newstar Financial, Inc. (D)	11
1	Oppenheimer Holdings — Class A	25
3	PennantPark Investment Corp.	21
2	Penson Worldwide, Inc. (D)	15
3	PHH Corp. (D)	60
1	Pico Holdings, Inc. (D)	32
—	Piper Jaffray Cos. (D)	4
2	Prospect Capital Corp.	20
—	SWS Group, Inc.	6
1	TradeStation Group, Inc. (D)	11
2	Virtus Investment Partners, Inc. (D)	22
1	World Acceptance Corp. (D)	20

		3,254

	Energy — 5.8%
2	Allis-Chalmers Energy, Inc. (D)	5
1	Approach Resources, Inc. (D)	5
5	ATP Oil & Gas Corp. (D)	34
4	Basic Energy Services, Inc. (D)	28
1	Berry Petroleum Co.	24
3	Bill Barrett Corp. (D)	92
3	Brigham Exploration Co. (D)	12
1	Bristow Group, Inc. (D)	35
12	Cal Dive International, Inc. (D)	107
20	Carbo Ceramics, Inc.	684
6	Complete Production Services, Inc. (D)	36
—	Contango Oil & Gas Co. (D)	17
1	Crosstex Energy, Inc.	4
3	CVR Energy, Inc. (D)	23
2	Delek U.S. Holdings, Inc.	13
6	DHT Maritime, Inc.	32
12	Gran Tierra Energy Corp. (D)	40
11	Hercules Offshore, Inc. (D)	44
2	Hornbeck Offshore Services, Inc. (D)	32
6	International Coal Group, Inc. (D)	16
5	ION Geophysical Corp. (D)	12
12	Key Energy Services, Inc. (D)	66
—	Lufkin Industries, Inc.	13
8	Newpark Resources, Inc. (D)	23
7	Oceaneering International, Inc. (D)	294
1	Parallel Petroleum Corp. (D)	2
1	Parker Drilling Co. (D)	6
3	Penn Virginia Corp.	44
3	Petroleum Development Corp. (D)	41
1	PetroQuest Energy, Inc. (D)	2
5	Pioneer Drilling Co. (D)	25
19	Quicksilver Resources, Inc. (D)	172
1	Rex Energy Corp. (D)	4
2	Rosetta Resources, Inc. (D)	13
—	Stone Energy Corp. (D)	2
2	Superior Well Services, Inc. (D)	12
35	TETRA Technologies, Inc. (D)	277
1	TGC Industries, Inc. (D)	4
2	Union Drilling, Inc. (D)	13
4	Vaalco Energy, Inc. (D)	15
1	W&T Offshore, Inc.	11
12	Western Refining, Inc.	82
1	Westmoreland Coal Co. (D)	9
32	World Fuel Services Corp.	1,307

		3,732

	Food & Staples Retailing — 0.3%
3	Casey’s General Stores, Inc.	77
5	Great Atlantic & Pacific Tea Co., Inc. (D)	19
2	Nash Finch Co.	41
2	Pantry, Inc. (D)	38
1	Susser Holdings (D)	9
2	Winn-Dixie Stores, Inc. (D)	20

		204

	Food, Beverage & Tobacco — 2.0%
5	B&G Foods, Inc. Class A	39
3	Chiquita Brands International, Inc. (D)	26
18	Flowers Foods, Inc.	382
1	Fresh Del Monte Produce, Inc. (D)	15
7	J&J Snack Foods Corp.	251
2	Omega Protein Corp. (D)	6
7	Ralcorp Holdings, Inc. (D)	423
—	Seneca Foods Corp. (D)	3
2	TreeHouse Foods, Inc. (D)	55
2	Universal Corp.	76

		1,276

	Health Care Equipment & Services — 7.8%
—	Alliance Healthcare Services, Inc. (D)	3
1	Allied Healthcare International (D)	3
8	Amedisys, Inc. (D)	255
45	AMN Healthcare Services, Inc. (D)	287
2	AmSurg Corp. (D)	41
—	Cantel Medical Corp. (D)	5
1	Cardiac Science Corp. (D)	5
4	Centene Corp. (D)	79

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Health Care Equipment & Services — (continued)
9	Chemed Corp.	$335
9	Cooper Co., Inc.	210
1	Cynosure, Inc. Class A (D)	7
10	Emergency Medical Services (D)	368
2	Gentiva Health Services, Inc. (D)	38
2	Greatbatch, Inc. (D)	50
6	Healthspring, Inc. (D)	60
—	Home Diagnostics, Inc. (D)	2
7	ICU Medical, Inc. (D)	288
6	Invacare Corp.	112
2	inVentiv Health, Inc. (D)	31
4	Kindred Healthcare, Inc. (D)	51
16	Landauer, Inc.	969
1	Magellan Health Services, Inc. (D)	36
2	MedCath Corp. (D)	21
3	Molina Healthcare, Inc. (D)	62
4	NightHawk Radiology Holdings, Inc. (D)	14
1	Novamed, Inc. (D)	2
26	Owens & Minor, Inc.	1,152
1	Rehabcare Group, Inc. (D)	24
1	Res-Care, Inc. (D)	17
3	Skilled Healthcare Group (D)	22
1	Sun Healthcare Group, Inc. (D)	7
2	Symmetry Medical, Inc. (D)	15
3	Tomotherapy, Inc. (D)	7
1	Triple-S Management Corp., Class B (D)	16
1	Universal American Financial Corp. (D)	11
1	Wellcare Health Plans, Inc. (D)	22
17	Young Innovations, Inc.	364

		4,991

	Household & Personal Products — 3.1%
4	Central Garden & Pet Co. Class A (D)	42
15	Chattem, Inc. (D)	1,015
1	Inter Parfums, Inc.	10
—	Nutraceutical International Corp. (D)	2
8	Prestige Brands Holdings, Inc. (D)	47
—	Schiff Nutrition International (D)	2
30	WD40 Co.	879

		1,997

	Insurance — 3.0%
8	American Equity Investment Life Holding Co.	47
1	American Physicians Capital, Inc.	20
1	Amerisafe, Inc. (D)	12
5	Amtrust Financial Services	51
2	Argo Group International Holdings Ltd. (D)	58
3	CNA Surety Corp. (D)	36
22	Conseco, Inc. (D)	52
3	Delphi Financial Group Class A	58
5	Employers Holdings, Inc.	62
2	FBL Financial Group Class A	19
2	First Mercury Financial Corp.	21
4	Flagstone Reinsurance Holdings	45
—	FPIC Insurance Group, Inc. (D)	3
1	Greenlight Capital Re Ltd. Class A (D)	24
2	Hallmark Financial Services, Inc. (D)	14
2	Harleysville Group, Inc.	42
34	Horace Mann Educators Corp.	342
1	Infinity Property & Casualty Corp.	48
4	IPC Holdings Ltd.	111
5	Maiden Holdings Ltd.	32
4	Max Capital Group Ltd.	77
7	Montpelier Re Holdings Ltd.	98
3	National Financial Partners Corp.	25
—	Navigators Group, Inc. (D)	9
14	Phoenix Cos.	22
4	Platinum Underwriters Holdings Ltd.	110
3	PMA Capital Corp. Class A (D)	12
2	ProAssurance Corp. (D)	114
2	Safety Insurance Group, Inc.	58
3	Seabright Insurance Holdings (D)	28
21	Selective Insurance Group	272
—	Zenith National Insurance Corp.	7

		1,929

	Materials — 3.1%
5	A. Schulman, Inc.	82
15	Balchem Corp.	365
1	Brush Engineered Materials, Inc. (D)	13
5	Buckeye Technologies, Inc. (D)	22
3	BWAY Holding Co. (D)	52
1	Century Aluminum Co. (D)	6
—	Clearwater Paper Corp. (D)	2
—	Coeur d’Alene Mines Corp. (D)	4
2	Domtar Corp. (D)	40
1	Ferro Corp.	4
42	Glatfelter	373
1	H.B. Fuller Co.	13
—	Hawkins, Inc.	9
4	Headwaters, Inc. (D)	13
10	Hecla Mining Co. (D)	26
4	Horsehead Holding Corp. (D)	29
1	Innophos Holdings, Inc.	22
1	Innospec, Inc.	12
3	Louisiana-Pacific Corp.	11
3	Minerals Technologies, Inc.	92
2	Myers Industries	17
18	Neenah Paper, Inc.	156
8	Olin Corp.	93
2	OM Group, Inc. (D)	54
4	PolyOne Corp. (D)	11
3	Rock Tenn Co. Class A	97
1	RTI International Metals, Inc. (D)	11
2	Schweitzer-Mauduit International, Inc.	60
5	Sensient Technologies Corp.	118
2	Solutia, Inc. (D)	10
8	Spartech Corp.	74
4	Stillwater Mining Co. (D)	25
1	Universal Stainless & Alloy Products (D)	13
6	Worthington Industries, Inc.	78

		2,007

	Media — 0.7%
3	Belo Corp. Class A	5
14	Central European Media Enterprises Ltd. (D)	276
3	Crown Media Holdings, Inc. (D)	5
2	E.W. Scripps Co.	3
1	Global Sources Ltd. (D)	4
3	Harte-Hanks, Inc.	26
4	Journal Communications, Inc.	4
2	Knology, Inc. (D)	14
1	Lin TV Corp. (D)	2
3	LodgeNet Interactive Corp. (D)	8
11	Mediacom Communications Corp. (D)	56
1	National Cinemedia, Inc.	7
1	Sinclair Broadcast Group, Inc. Class A	3
4	Valassis Communications, Inc. (D)	22

		435

	Pharmaceuticals, Biotechnology & Life Sciences — 1.6%
2	Adolor Corp. (D)	3
3	Affymetrix, Inc. (D)	17

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
3	Albany Molecular Research, Inc. (D)	$23
4	Bio-Rad Laboratories, Inc. Class A (D)	317
3	Celera Corp. (D)	19
11	Covance, Inc. (D)	522
1	Facet Biotech Corp. (D)	12
6	KV Pharmaceutical Co. (D)	20
3	Maxygen, Inc. (D)	18
2	SuperGen, Inc. (D)	3
5	ViroPharma, Inc. (D)	30

		984

	Real Estate — 4.5%
1	American Campus Communities, Inc.	11
9	Anthracite Capital, Inc.	5
11	Anworth Mortgage Asset Corp.	83
18	Ashford Hospitality	50
5	Associated Estates Realty	27
1	Biomed Realty Trust, Inc.	14
9	CapLease, Inc.	23
3	Capstead Mortgage Corp.	41
7	CBL & Associates Properties	37
7	Cedar Shopping Court	33
4	Colonial Properties Trust	33
1	Cousins Properties, Inc.	10
9	DCT Industrial Trust, Inc.	37
6	Developers Diversified Realty Corp.	28
11	Diamondrock Hospitality	67
7	Education Realty Trust, Inc.	29
49	Entertainment Properties Trust	999
4	Extra Space Storage, Inc.	29
14	Felcor Lodging Trust, Inc.	35
4	First Industrial Realty Trust, Inc.	19
6	First Potomac Realty Trust	54
—	Franklin Street Properties Corp.	4
3	Getty Realty Corp.	55
3	Glimcher Realty Trust	9
1	Gramercy Capital Corp.	2
1	Hatteras Financial Corp.	17
5	Healthcare Realty Trust, Inc.	79
4	Hersha Hospitality Trust	10
5	Highwoods Properties, Inc.	104
1	Home Properties of New York, Inc.	48
4	Inland Real Estate Corp.	31
13	iStar Financial, Inc.	36
—	JER Investors Trust, Inc.	—
1	Kilroy Realty Corp.	16
2	Kite Realty Group Trust	5
—	LaSalle Hotel Properties	5
12	Lexington Realty Trust	39
7	Medical Properties Trust, Inc.	42
15	MFA Mortgage Investments, Inc.	106
2	Mid-America Apartment Communities, Inc.	58
3	National Health Investors, Inc.	72
4	National Retail Properties, Inc.	64
1	Omega Healthcare Investors	19
3	Parkway Properties, Inc.	40
5	Penn Real Estate Investment Trust	26
2	PS Business Parks, Inc.	73
7	RAIT Financial Trust	10
4	Redwood Trust, Inc.	56
2	Resource Capital Corp.	6
10	Strategic Hotels & Resorts, Inc.	11
1	Sun Communities, Inc.	7
10	Sunstone Hotel Investors, Inc.	55
11	U-Store-It	53
1	Walter Investment Management (D)	7
1	Washington Real Estate Investment Trust	20

		2,849

	Retailing — 3.1%
3	Asbury Automotive Group	32
—	Books-A-Million, Inc.	2
141	Borders Group, Inc. (D)	518
2	Brown Shoe Co., Inc.	14
2	Build-A-Bear Workshop, Inc. (D)	9
3	Charming Shoppes, Inc. (D)	11
5	Collective Brands, Inc. (D)	67
1	Core-Mark Holding Co., Inc. (D)	26
5	Dillard’s, Inc.	50
1	Dress Barn, Inc. (D)	21
2	DSW, Inc. (D)	15
1	Gander Mountain Co. (D)	4
1	Genesco, Inc. (D)	20
17	Group 1 Automotive, Inc.	443
9	Gymboree Corp. (D)	306
8	Hot Topic, Inc. (D)	60
2	Lithia Motors, Inc.	20
3	Men’s Wearhouse, Inc.	58
10	New York & Co., Inc. (D)	30
6	OfficeMax, Inc.	39
2	Orbitz Worldwide, Inc. (D)	4
10	Pacific Sunwear of California, Inc. (D)	34
9	Rent-A-Center, Inc. (D)	152
8	Retail Ventures, Inc. (D)	18
1	Sally Beauty Co., Inc. (D)	6
1	Shoe Carnival, Inc. (D)	15
2	Sonic Automotive, Inc.	18
—	The Finish Line, Inc.	2
5	Zale Corp. (D)	17

		2,011

	Semiconductors & Semiconductor Equipment — 2.2%
1	Actel Corp. (D)	13
3	Anadigics, Inc. (D)	14
2	Brooks Automation, Inc. (D)	10
—	Cymer, Inc. (D)	3
6	DSP Group, Inc. (D)	38
287	Entegris, Inc. (D)	779
2	Exar Corp. (D)	14
—	IXYS Corp.	3
2	Microtune, Inc. (D)	5
3	MKS Instruments, Inc. (D)	44
1	Pericom Semiconductor Corp. (D)	10
8	Photronics, Inc. (D)	32
4	RF Micro Devices, Inc. (D)	17
1	Silicon Image, Inc. (D)	2
17	Silicon Storage Technology, Inc. (D)	33
6	Trident Microsystems, Inc. (D)	11
9	TriQuint Semiconductor, Inc. (D)	48
14	Varian Semiconductor Equipment Associates, Inc. (D)	336
1	Veeco Instruments, Inc. (D)	6
1	White Electric Designs Corp. (D)	3
1	Zoran Corp. (D)	6

		1,427

	Software & Services — 8.7%
8	Acxiom Corp.	71
2	CACI International, Inc. Class A (D)	65
12	Cass Information Systems, Inc.	399
5	CIBER, Inc. (D)	14
18	Computer Services, Inc.	568

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Software & Services — (continued)
—	Computer Task Group, Inc. (D)	$3
2	CSG Systems International, Inc. (D)	32
31	DealerTrack Holdings, Inc. (D)	518
1	Deltek, Inc. (D)	4
1	DivX, Inc. (D)	6
13	Earthlink, Inc. (D)	95
—	Euronet Worldwide, Inc. (D)	8
4	Fair Isaac, Inc.	65
6	Global Cash Access, Inc. (D)	45
3	Internap Network Services Corp. (D)	10
2	JDA Software Group, Inc. (D)	37
9	Lawson Software, Inc. (D)	47
—	MAXIMUS, Inc.	8
38	MSC.Software Corp. (D)	250
2	Ness Technologies, Inc. (D)	7
2	Perficient, Inc. (D)	15
8	Perot Systems Corp. Class A (D)	112
—	Pervasive Software, Inc. (D)	2
7	Quest Software, Inc. (D)	98
4	RealNetworks, Inc. (D)	12
16	Solera Holdings, Inc. (D)	406
3	SonicWALL, Inc. (D)	17
48	Syntel, Inc.	1,496
19	Tibco Software, Inc. (D)	137
138	Unisys Corp. (D)	208
9	United Online, Inc.	57
87	VeriFone Holdings, Inc. (D)	650
7	Web.com Group, Inc. (D)	38

		5,500

	Technology Hardware & Equipment — 4.9%
23	3Com Corp. (D)	111
7	ADC Telecommunications, Inc. (D)	59
3	ADTRAN, Inc.	69
—	Airvana, Inc. (D)	2
—	Anixter International, Inc. (D)	11
9	Arris Group, Inc. (D)	111
39	Avid Technology, Inc. (D)	523
4	Avocent Corp. (D)	61
9	Benchmark Electronics, Inc. (D)	132
1	Black Box Corp.	20
3	Cogo Group, Inc. (D)	18
2	Coherent, Inc. (D)	37
—	Communications Systems, Inc.	2
6	Cray, Inc. (D)	48
3	CTS Corp.	16
1	Digi International, Inc. (D)	11
47	Electronics for Imaging, Inc. (D)	496
3	Harmonic, Inc. (D)	18
12	Harris Stratex Networks Class A (D)	76
1	Imation Corp.	4
3	Insight Enterprises, Inc. (D)	29
37	Jabil Circuit, Inc.	271
1	Measurement Specialties, Inc. (D)	6
6	Methode Electronics, Inc.	44
—	MTS Systems Corp.	6
2	Netgear, Inc. (D)	23
1	PC Connection, Inc. (D)	3
1	PC Mall, Inc. (D)	4
5	PC-Tel, Inc. (D)	27
11	Plantronics, Inc.	217
18	Plexus Corp. (D)	374
—	Polycom, Inc. (D)	4
1	Powerwave Technologies, Inc. (D)	2
1	Scansource, Inc. (D)	30
1	SeaChange International, Inc. (D)	6
4	Symmetricom, Inc. (D)	20
3	SYNNEX Corp. (D)	75
5	Technitrol, Inc.	34
3	Tekelec (D)	50
8	TTM Technologies, Inc. (D)	64
8	UTStarcom, Inc. (D)	13

		3,127

	Telecommunication Services — 0.8%
17	Cincinnati Bell, Inc. (D)	47
1	D & E Communications, Inc.	9
11	FairPoint Communications, Inc.	7
46	General Communication, Inc. Class A (D)	315
3	Global Crossing Ltd. (D)	26
—	Surewest Communications (D)	3
3	Syniverse Holdings, Inc. (D)	50
5	USA Mobility, Inc.	64

		521

	Transportation — 3.8%
2	Air Transport Services Group, Inc. (D)	5
3	Alaska Air Group, Inc. (D)	46
—	Amerco (D)	4
—	Arkansas Best Corp.	5
5	Atlas Air Worldwide Holdings, Inc. (D)	109
2	Avis Budget Group, Inc. (D)	12
4	Celadon Group, Inc. (D)	31
5	Dollar Thrifty Automotive Group, Inc. (D)	70
1	Eagle Bulk Shipping, Inc.	3
19	Forward Air Corp.	394
4	Heartland Express, Inc.	57
1	International Shipholding Corp.	16
3	JetBlue Airways Corp. (D)	11
38	Landstar System, Inc.	1,379
5	Pacer International, Inc.	11
7	Republic Airways Holdings, Inc. (D)	43
2	Saia, Inc. (D)	41
8	SkyWest, Inc.	86
3	Ultrapetrol Bahamas Ltd. (D)	14
—	Universal Truckload Services	3
—	USA Truck, Inc. (D)	4
5	Werner Enterprises, Inc.	83
2	YRC Worldwide, Inc. (D)	4

		2,431

	Utilities — 2.4%
—	Allete, Inc.	3
4	Avista Corp.	64
3	Black Hills Corp.	71
—	California Water Service Group	18
1	Central Vermont Public Service Corp.	13
1	CH Energy Group	42
1	Chesapeake Utilities Corp.	26
21	El Paso Electric Co. (D)	288
1	Empire District Electric Co.	8
2	IDACORP, Inc.	42
1	MGE Energy, Inc.	37
4	New Jersey Resources Corp.	159
—	Nicor, Inc.	7
6	NorthWestern Corp.	133
1	Piedmont Natural Gas	34
4	PNM Resources, Inc.	45
7	Portland General Electric Co.	135
4	South Jersey Industries, Inc.	136
5	Southwest Gas Corp.	117

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Utilities — (continued)
4	UniSource Energy Corp.		$118
2	WGL Holdings, Inc.		57

			1,553

	Total common stocks (cost $71,710)		$60,984

PREFERRED STOCKS — 0.3%
	Banks — 0.3%
—	East West Bancorp, Inc. (X)(H)		$176

	Total preferred stocks (cost $302)		$176

	Total long-term investments (cost $72,012)		$61,160

Principal
Amount

SHORT-TERM INVESTMENTS — 4.5%
	Investment Pools and Funds — 4.5%
$954	Federated Investors Prime Obligations Fund		$954
1,941	State Street Bank Money Market Fund		1,941

			2,895

	Total short-term investments (cost $2,895)		$2,895

	Total investments (cost $74,907) (C)	100.1%	$64,055
	Other assets and liabilities	(0.1)%	(80)

	Total net assets	100.0%	$63,975

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.2% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $75,401 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,148
Unrealized Depreciation	(15,494)

Net Unrealized Depreciation	$(11,346)

(D)	Currently non-income producing.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	—	East West Bancorp, Inc., 8.00%	$302
03/2006 – 05/2006	26	Huttig Building Products, Inc.	228

The aggregate value of these securities at June 30, 2009 was $200 which represents 0.31% of total net assets.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	15	Long	Sep 2009	$(11)

*	The number of contracts does not omit 000’s.

Cash of $60 was pledged as initial margin deposit for open futures contracts at June 30, 2009.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$60,984	$60,984	$—	$—
Preferred Stocks	176	—	176	—
Short-Term Investments	2,895	2,895	—	—

Total	$64,055	$63,879	$176	$—

Liabilities:
Other Financial Instruments (Q)	$11	$11	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 99.5%
	Automobiles & Components — 0.5%
1,768	Ford Motor Co. (D)	$10,729

	Banks — 3.7%
208	PNC Financial Services Group, Inc.	8,056
372	Standard Chartered plc	7,001
3,669	Washington Mutual, Inc. Private Placement (H)(A)	334
2,626	Wells Fargo & Co.	63,707

		79,098

	Capital Goods — 7.6%
251	Boeing Co.	10,663
388	Cummins, Inc.	13,665
165	Danaher Corp.	10,187
337	Deere & Co.	13,471
2,311	General Electric Co.	27,082
656	Honeywell International, Inc.	20,605
578	Illinois Tool Works, Inc.	21,564
503	Ingersoll-Rand Co. Class A	10,517
209	Lockheed Martin Corp.	16,840
212	Siemens AG ADR	14,634

		159,228

	Diversified Financials — 12.3%
868	Ameriprise Financial, Inc.	21,076
4,919	Bank of America Corp.	64,929
2,457	Discover Financial Services, Inc.	25,235
270	Goldman Sachs Group, Inc.	39,750
1,188	Invesco Ltd.	21,166
1,512	JP Morgan Chase & Co.	51,564
754	UBS AG	9,258
2,272	UBS AG ADR	27,736

		260,714

	Energy — 14.0%
210	BP plc ADR	10,008
312	Cameco Corp.	7,990
105	Chevron Corp.	6,923
345	EOG Resources, Inc.	23,460
1,407	Exxon Mobil Corp.	98,384
485	Hess Corp.	26,058
387	Marathon Oil Corp.	11,651
747	OAO Gazprom Class S ADR	15,128
300	Occidental Petroleum Corp.	19,737
311	Petro-Canada	11,960
516	Petroleo Brasileiro S.A. ADR	21,142
567	Schlumberger Ltd.	30,653
503	Suncor Energy, Inc. ADR	15,252

		298,346

	Food & Staples Retailing — 2.9%
602	Kroger Co.	13,281
775	Safeway, Inc.	15,785
172	Supervalu, Inc.	2,221
407	Walgreen Co.	11,969
372	Wal-Mart Stores, Inc.	18,010

		61,266

	Food, Beverage & Tobacco — 5.7%
588	General Mills, Inc.	32,957
1,192	PepsiCo, Inc.	65,523
900	Unilever N.V. NY Shares ADR	21,769

		120,249

	Health Care Equipment & Services — 3.0%
70	Intuitive Surgical, Inc. (D)	11,489
922	Medtronic, Inc.	32,176
309	Varian Medical Systems, Inc. (D)	10,851
225	Zimmer Holdings, Inc. (D)	9,585

		64,101

	Household & Personal Products — 0.8%
352	Procter & Gamble Co.	17,982

	Insurance — 1.0%
261	ACE Ltd.	11,564
491	Marsh & McLennan Cos., Inc.	9,878

		21,442

	Materials — 1.4%
544	Cliff’s Natural Resources, Inc.	13,312
185	Potash Corp. of Saskatchewan, Inc.	17,224

		30,536

	Media — 3.8%
3,171	Comcast Corp. Class A	45,954
504	Time Warner, Inc.	12,704
957	Viacom, Inc. Class B (D)	21,715

		80,373

	Pharmaceuticals, Biotechnology & Life Sciences — 9.6%
612	Abbott Laboratories	28,765
834	Daiichi Sankyo Co., Ltd.	14,885
2,385	Elan Corp. plc ADR (D)	15,192
435	Eli Lilly & Co.	15,082
975	Merck & Co., Inc.	27,253
2,228	Pfizer, Inc.	33,424
829	Schering-Plough Corp.	20,832
1,124	Shionogi & Co., Ltd.	21,721
307	UCB S.A.	9,871
511	Vertex Pharmaceuticals, Inc. (D)	18,223

		205,248

	Real Estate — 0.0%
2	Simon Property Group, Inc.	97

	Retailing — 6.1%
297	Best Buy Co., Inc.	9,943
10,986	Buck Holdings L.P. (H)(D)(A)	13,051
584	Kohl’s Corp. (D)	24,953
1,352	Lowe’s Co., Inc.	26,242
513	Nordstrom, Inc.	10,208
1,327	Staples, Inc.	26,773
481	Target Corp.	18,969

		130,139

	Semiconductors & Semiconductor Equipment — 3.2%
465	Lam Research Corp. (D)	12,077
1,931	Maxim Integrated Products, Inc.	30,289
1,220	Texas Instruments, Inc.	25,984

		68,350

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCKS — (continued)
	Software & Services — 6.9%
597	Accenture Ltd. Class A		$19,966
62	Google, Inc. (D)		26,056
2,772	Microsoft Corp.		65,898
470	Oracle Corp.		10,063
1,539	Western Union Co.		25,247

			147,230

	Technology Hardware & Equipment — 10.4%
298	Apple, Inc. (D)		42,430
3,017	Cisco Systems, Inc. (D)		56,231
535	Corning, Inc.		8,589
2,384	Flextronics International Ltd. (D)		9,798
1,251	Hewlett-Packard Co.		48,351
688	NetApp, Inc. (D)		13,557
929	Qualcomm, Inc.		41,968

			220,924

	Telecommunication Services — 1.2%
356	AT&T, Inc.		8,836
1,293	MetroPCS Communications, Inc. (D)		17,203

			26,039

	Transportation — 3.0%
3,367	Delta Air Lines, Inc. (D)		19,492
316	FedEx Corp.		17,592
537	United Parcel Service, Inc. Class B		26,835

			63,919

	Utilities — 2.4%
669	Exelon Corp.		34,280
259	Northeast Utilities		5,787
294	PG&E Corp.		11,294

			51,361

	Total common stocks (cost $2,424,893)		$2,117,371

WARRANTS — 0.0%
	Banks — 0.0%
459	Washington Mutual, Inc. Private Placement (H)(D)(A)		$—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $2,424,893)		$2,117,371

Principal
Amount

SHORT-TERM INVESTMENTS — 0.3%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $367, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $374)
$367	0.09%, 6/30/2009		$367

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,379, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $3,447)

3,379	0.05%, 6/30/2009		3,379

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $850, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $867)

850	0.09%, 6/30/2009		850
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,273, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,298)
1,273	0.08%, 6/30/2009		1,273
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			5,870

	Total short-term investments (cost $5,870)		$5,870

	Total investments (cost $2,430,763) (C)	99.8%	$2,123,241
	Other assets and liabilities	0.2%	5,095

	Total net assets	100.0%	$2,128,336

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.3% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $2,515,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$122,786
Unrealized Depreciation	(515,048)

Net Unrealized Depreciation	$(392,262)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $13,385, which represents 0.63% of total net assets. This calculation excludes securities that are principally traded in certain foreign

The accompanying notes are an integral part of these financial statements.

markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,997
04/2008	3,669	Washington Mutual, Inc. Private Placement	32,100
04/2008	459	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $13,385 which represents 0.63% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$69	$69	07/01/09	$—
Japanese Yen (Sell)	259	262	07/01/09	3

				$3

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$2,117,371	$2,041,250	$62,736	$13,385
Short-Term Investments	5,870	—	5,870	—

Total	$2,123,241	$2,041,250	$68,606	$13,385

Other Financial Instruments (Q)	$3	$—	$3	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Transfers
	Balance as of	Change in		In and/or	Balance as of
	December 31,	Unrealized		Out of	June 30,
	2008	Appreciation		Level 3	2009

Assets:
Common Stock	$10,650	$2,734	*	$1	$13,385

Total	$10,650	$2,734		$1	$13,385

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $2,734.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 10.2%
	Finance — 10.2%
	Banc of America Commercial Mortgage, Inc.
$68,230	4.52%, 09/11/2036 (H)►	$666
	Bayview Commercial Asset Trust
46,521	7.00%, 07/25/2037 (H)►	3,498
75,892	7.50%, 09/25/2037 (H)►	6,056
	Bayview Financial Acquisition Trust
4,430	1.96%, 05/28/2037 (H)(L)	164
	Bear Stearns Commercial Mortgage Securities, Inc.
57,397	4.07%, 07/11/2042 (H)►	1,179
48,541	4.12%, 11/11/2041 (H)►	822
12,242	4.68%, 08/13/2039	11,281
14,400	4.83%, 11/11/2041	12,762
9,700	5.12%, 02/11/2041 (L)	8,329
6,220	5.20%, 12/11/2038	5,167
9,520	5.41%, 12/11/2040	8,469
11,024	5.90%, 09/11/2038 (L)	9,587
	CBA Commercial Small Balance Commercial Mortgage Class X1
67,521	7.00%, 06/25/2038 (H)►(A)	4,832
	CBA Commercial Small Balance Commercial Mortgage Class X2
39,645	7.00%, 07/25/2035 (H)►(A)	1,951
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,228
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	9,025
8,249	5.43%, 10/15/2049	6,598
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (H)(A)	—
33,356	5.91%, 07/25/2037 (H)(L)	20,593
11,375	6.30%, 12/10/2049 (L)	10,050
1,387	12.00%, 01/25/2037 (H)(A)	37
	Commercial Mortgage Pass-Through Certificates
10,470	5.44%, 07/10/2037 (L)	9,419
	Countrywide Asset-Backed Certificates
1,549	5.46%, 07/25/2035	617
	Countrywide Home Loans, Inc.
36,001	6.00%, 10/25/2037 (H)	23,935
	Credit-Based Asset Servicing and Securitization
2,991	0.58%, 05/25/2036 (I)(L)	1,302
4,735	5.86%, 04/25/2037	1,919
	CS First Boston Mortgage Securities Corp.
1,835	4.51%, 07/15/2037	1,795
4,670	5.23%, 12/15/2040	4,003
	DB Master Finance LLC
12,470	5.78%, 06/20/2031 (I)	11,265
	First Horizon Mortgage Pass-Through Trust
44,878	5.83%, 05/25/2037 (H)(L)	26,807
	GE Business Loan Trust
8,361	1.32%, 05/15/2034 (I)(L)	1,254
210,181	6.14%, 05/15/2034 (H)►	729
	GE Capital Commercial Mortgage Corp.
5,950	5.05%, 07/10/2045 (L)	5,678
	Goldman Sachs Mortgage Securities Corp. II
122,273	4.38%, 08/10/2038 (H)►	701
5,284	4.75%, 07/10/2039	4,486
7,085	4.76%, 07/10/2039 (L)	5,462
	Green Tree Financial Corp.
1,082	7.24%, 06/15/2028	969
	Greenwich Capital Commercial Funding Corp.
8,220	4.80%, 08/10/2042	6,996
6,140	6.11%, 07/10/2038 (L)	5,037
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 (H)(A)	420
	JP Morgan Chase Commercial Mortgage Securities Corp.
563,592	4.82%, 08/12/2037 ►	1,213
4,225	5.04%, 03/15/2046 (L)	3,681
8,740	5.34%, 05/15/2047	6,700
13,990	5.34%, 12/15/2044 (L)	11,827
4,530	5.40%, 05/15/2045	3,589
421,229	5.42%, 05/12/2045 ►	6,544
15,900	5.47%, 04/15/2043 (L)	12,682
6,956	5.83%, 02/15/2051	6,170
	LB-UBS Commercial Mortgage Trust
5,756	4.48%, 10/15/2029	5,258
	Lehman Brothers Small Balance Commercial
4,890	5.52%, 09/25/2030 (I)(A)	3,303
5,180	5.62%, 09/25/2036 (I)	4,211
	Marlin Leasing Receivables LLC
11,414	5.33%, 09/16/2013 (I)	11,378
	Merrill Lynch Mortgage Trust
46,102	3.96%, 10/12/2041 (H)►	845
	Morgan Stanley Capital I
9,840	4.70%, 07/15/2056	8,448
9,140	4.97%, 12/15/2041	8,556
9,630	5.01%, 01/14/2042	8,947
8,865	5.65%, 12/15/2044	7,342
	Morgan Stanley Capital, Inc.
8,380	5.80%, 06/11/2042 (L)	7,031
	Morgan Stanley Dean Witter Capital I
17,473	0.01%, 08/25/2032 (H)►(A)	—
	Nationstar Home Equity Loan Trust
211	9.97%, 03/25/2037 (H)(L)	4
	North Street Referenced Linked Notes
3,900	2.09%, 04/28/2011 (H)(A)(L)	526
	Option One Mortgage Loan Trust Class M6
3,875	6.99%, 03/25/2037	208
	Option One Mortgage Loan Trust Class M7
2,575	6.99%, 03/25/2037	107
	Option One Mortgage Loan Trust Class M8
2,525	6.99%, 03/25/2037	80
	Popular ABS Mortgage Pass-Through Trust
3,695	4.75%, 12/25/2034	2,801
2,573	5.42%, 04/25/2035 (H)	1,156
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,063
6,415	5.75%, 05/25/2036 (L)	3,854
	Renaissance Home Equity Loan Trust Class M5
4,300	7.00%, 09/25/2037	424
	Renaissance Home Equity Loan Trust Class M8
5,375	7.00%, 09/25/2037	317
	Residential Funding Mortgage Securities, Inc.
2,913	6.00%, 07/25/2037	2,067
	Soundview NIM Trust
369	6.41%, 12/25/2036 (H)(D)	2
	Swift Master Automotive Receivables Trust
17,050	0.97%, 10/15/2012 (L)	15,686
	Wachovia Bank Commercial Mortgage Trust
1,835	4.52%, 05/15/2044	1,740
9,640	5.31%, 11/15/2048	7,363
6,930	5.42%, 01/15/2045	6,635
8,740	5.43%, 07/15/2041 (L)	7,819

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Wamu Commercial Mortgage Securities Trust
$19,570	6.31%, 03/23/2045 (H)(L)	$5,020
	Wells Fargo Alternative Loan Trust
12,485	6.25%, 11/25/2037 (H)	6,802

		422,487

	Total asset & commercial mortgage backed securities (cost $529,752)	$422,487

CORPORATE BONDS: INVESTMENT GRADE — 35.0%
	Basic Materials — 1.8%
	Alcan, Inc.
$1,690	6.13%, 12/15/2033	$1,336
1,735	7.25%, 03/15/2031	1,608
	Anglo American Capital plc
21,448	9.38%, 04/08/2014 — 04/08/2019 (I)	23,264
	ArcelorMittal
10,795	9.00%, 02/15/2015	11,382
	Barrick Gold Corp.
3,280	6.95%, 04/01/2019	3,674
	Dow Chemical Co.
13,825	8.55%, 05/15/2019	13,850
	Rio Tinto Finance USA Ltd.
9,010	5.88%, 07/15/2013	9,066
4,965	9.00%, 05/01/2019	5,519
	Yara International ASA
6,770	7.88%, 06/11/2019 (I)	7,055

		76,754

	Capital Goods — 0.8%
	Tyco Electronics Group S.A.
5,995	6.55%, 10/01/2017	5,443
	Tyco International Ltd.
9,096	8.50%, 01/15/2019	10,086
	United Technologies Corp.
12,025	6.13%, 02/01/2019	13,309
	Xerox Corp.
3,126	8.25%, 05/15/2014	3,251

		32,089

	Consumer Cyclical — 1.0%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,343
4,380	8.13%, 07/15/2018	4,217
	Federated Retail Holdings, Inc.
7,200	5.90%, 12/01/2016	5,866
	Kroger Co.
7,830	6.15%, 01/15/2020	8,000
	Safeway, Inc.
5,972	5.80%, 08/15/2012	6,394
3,287	6.25%, 03/15/2014	3,527
	Tesco plc
11,806	5.50%, 11/15/2017 (I)	12,026

		43,373

	Consumer Staples — 1.5%
	Altria Group, Inc.
9,228	10.20%, 02/06/2039	10,904
	Anheuser-Busch Cos., Inc.
5,296	8.20%, 01/15/2039 (I)	5,898
	Anheuser-Busch InBev N.V.
17,785	7.75%, 01/15/2019 (I)	19,451
	Diageo Capital plc
8,925	5.50%, 09/30/2016	9,190
	General Mills, Inc.
3,578	5.65%, 02/15/2019	3,740
5,870	5.70%, 02/15/2017	6,179
	Unilever Capital Corp.
8,900	4.80%, 02/15/2019	8,987

		64,349

	Energy — 4.0%
	Anadarko Petroleum Corp.
3,022	6.95%, 06/15/2019	3,050
	Canadian Natural Resources Ltd.
1,689	6.25%, 03/15/2038	1,686
10,165	6.50%, 02/15/2037	10,147
	Chevron Corp.
9,925	4.95%, 03/03/2019	10,256
	ConocoPhillips
8,775	6.50%, 02/01/2039	9,340
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	3,933
5,190	5.38%, 04/15/2013	5,326
4,620	6.70%, 09/15/2019	5,029
	EnCana Corp.
2,060	6.50%, 05/15/2019	2,208
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	8,992
	Husky Energy, Inc.
2,947	7.25%, 12/15/2019	3,220
	Marathon Oil Corp.
2,640	6.50%, 02/15/2014	2,822
	Nabors Industries, Inc.
7,183	9.25%, 01/15/2019 (I)	8,282
	Occidental Petroleum Corp.
9,155	4.13%, 06/01/2016	9,004
	Petro-Canada
11,090	5.95%, 05/15/2035	9,994
	Ras Laffan Liquefied Natural Gas Co., Ltd.
478	3.44%, 09/15/2009 (I)	476
16,410	5.30%, 09/30/2020 (I)	15,007
	Sempra Energy
5,218	6.50%, 06/01/2016	5,447
9,495	9.80%, 02/15/2019	11,501
	Shell International Finance B.V.
9,560	6.38%, 12/15/2038	10,413
	Statoilhydro ASA
18,656	5.25%, 04/15/2019	19,199
	TNK-BP Finance S.A.
4,800	6.63%, 03/20/2017 §	3,792
	Valero Energy Corp.
7,156	9.38%, 03/15/2019	8,151

		167,275

	Finance — 10.8%
	ABX Financing Co.
5,348	6.35%, 10/15/2036 (I)	5,338
	American Express Co.
8,385	5.50%, 04/16/2013	8,229
8,587	5.55%, 10/17/2012	8,605
	American Real Estate Partners L.P.
2,960	7.13%, 02/15/2013	2,671
	Americo Life, Inc.
75	7.88%, 05/01/2013 (H)	49

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Amvescap plc
	$12,170	4.50%, 12/15/2009	$12,221
	3,544	5.38%, 02/27/2013	3,099
		Army Hawaii Family Housing Trust Certificates
	5,370	5.52%, 06/15/2050 (I)	3,667
		BAE Systems Holdings, Inc.
	10,204	5.20%, 08/15/2015 (I)	10,142
	4,652	6.38%, 06/01/2019 (I)	4,756
		Bank of America Corp.
	6,300	5.65%, 05/01/2018	5,567
	6,560	7.38%, 05/15/2014	6,776
		Bank of New York Institutional Capital Trust
	200	7.78%, 12/01/2026 (I)	173
		Barclays Bank plc
	15,207	6.75%, 05/22/2019	15,082
		Capital One Bank
	8,505	8.80%, 07/15/2019	8,689
		Centura Capital Trust I
	250	8.85%, 06/01/2027 (H)	195
		Citigroup, Inc.
	10,185	2.13%, 04/30/2012	10,230
	11,515	8.30%, 12/21/2057 (L)	8,980
	14,444	8.50%, 05/22/2019	14,693
		Comerica Capital Trust II
	5,858	6.58%, 02/20/2037 (L)	3,456
		Corpoacion Andina De Fomento
	880	5.75%, 01/12/2017	848
	530	8.13%, 06/04/2019	561
		COX Communications, Inc.
	4,510	6.25%, 06/01/2018 (I)	4,458
	5,485	8.38%, 03/01/2039 (I)	6,116
		Credit Agricole S.A.
	18,461	6.64%, 05/31/2017 (I) ª (L)	10,846
		Duke Capital LLC
	8,489	6.25%, 02/15/2013	8,692
		ERAC USA Finance Co.
	7,300	5.60%, 05/01/2015 (I)	6,644
		General Electric Capital Corp.
	7,090	5.63%, 05/01/2018	6,705
	9,175	6.37%, 11/15/2067 (L)	6,122
		Goldman Sachs Capital Trust II
	16,356	5.79%, 06/01/2012 ª (L)	9,968
		Goldman Sachs Group, Inc.
	4,751	6.00%, 05/01/2014	4,958
		International Lease Finance Corp.
	5,385	6.38%, 03/25/2013	4,097
		JP Morgan Chase & Co.
	11,945	6.30%, 04/23/2019	12,015
	11,378	7.90%, 04/30/2018 ª	9,957
		JP Morgan Chase Capital II
	3,880	1.53%, 02/01/2027 (L)	2,173
		Lincoln National Corp.
	7,271	6.05%, 04/20/2067	4,617
		Massachusetts Mutual Life Insurance Co.
	5,950	8.88%, 06/01/2039 (I)	6,318
		MBNA America Bank N.A.
	14,400	7.13%, 11/15/2012 (I)	15,172
		Mellon Capital IV
	13,374	6.24%, 06/20/2012 ª (L)	8,960
		Met Life Global Funding I
	3,400	5.13%, 06/10/2014 (I)	3,374
		Metropolitan Life Global Funding I
	6,515	0.88%, 03/15/2012 (I)(L)	6,173
		Morgan Stanley
	10,070	6.00%, 05/13/2014	10,195
	10,795	7.30%, 05/13/2019	11,194
		National City Bank of Ohio
	1,100	4.50%, 03/15/2010	1,116
		National City Corp.
	12,341	12.00%, 12/10/2012 ª	12,908
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2017 (H) ª (L)	8,408
		PNC Preferred Funding Trust II
	27,800	6.11%, 03/15/2012 (I) ª (L)	14,443
		Pricoa Global Funding I
	4,940	1.14%, 01/30/2012 (I)(L)	4,635
		Progressive Corp.
	4,256	6.70%, 06/15/2037 (L)	3,001
		Prudential Financial, Inc.
	11,837	5.15%, 01/15/2013	11,487
	4,000	7.38%, 06/15/2019	3,927
	5,873	8.88%, 06/15/2038 (L)	4,875
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 (I)	183
		Rabobank Netherlands
	3,993	11.00%, 12/31/2049 (I)	4,442
		State Street Capital Trust III
	7,434	8.25%, 03/15/2042 (L)	6,280
		Svenska Handelsbanken Ab
	17,000	4.88%, 06/10/2014 (I)	16,829
		Unicredito Italiano Capital Trust
	4,655	9.20%, 10/05/2010 (I) ª	2,998
		Unicredito Luxembourg Finance S.A.
	11,690	6.00%, 10/31/2017 (I)	10,470
		UnitedHealth Group, Inc.
	9,689	4.88%, 02/15/2013	9,794
	1,820	6.88%, 02/15/2038	1,685
		US Bank Realty Corp.
	13,200	6.09%, 01/15/2012 (I) ª (L)	7,656
		USB Capital IX
	4,392	6.19%, 04/15/2011 ª (L)	2,965
		Wells Fargo Bank NA
	10,295	1.06%, 05/16/2016 (L)	7,784
		Wells Fargo Capital XIII
	5,170	7.70%, 03/26/2013 ª (L)	4,291
		Westfield Group
	5,166	5.70%, 10/01/2016 (I)	4,473
		ZFS Finance USA Trust I
	12,670	6.50%, 05/09/2037 (I)(L)	9,122

			446,553

		Foreign Governments — 1.8%
		Banco Nacional De Desenvolvimento
	3,430	6.50%, 06/10/2019 (I)	3,437
		Brazil (Republic of)
	1,200	5.88%, 01/15/2019	1,211
	4,982	8.00%, 01/15/2018	5,580
		Colombia (Republic of)
	3,800	7.38%, 03/18/2019	4,056
		El Salvador (Republic of)
	2,465	7.65%, 06/15/2035 §	2,071
		Hungary (Republic of)
	810	4.75%, 02/03/2015	713
		Japanese Government
JPY	3,964,650	0.40%, 03/15/2011	41,250
		Japanese Government CPI Linked Bond
JPY	456,972	1.20%, 06/10/2017	4,152

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Foreign Governments — (continued)
	Peru (Republic of)
$2,860	6.55%, 03/14/2037	$2,774
	Russian Federation Government
4,236	7.50%, 03/31/2030 §	4,170
	South Africa (Republic of)
1,700	5.88%, 05/30/2022	1,572
1,300	6.88%, 05/27/2019	1,336
	United Mexican States
4,104	5.95%, 03/19/2019	4,145

		76,467

	Health Care — 3.2%
	Abbott Laboratories
9,160	5.13%, 04/01/2019	9,431
	Amgen, Inc.
4,352	6.40%, 02/01/2039	4,629
	Becton Dickinson & Co.
5,445	5.00%, 05/15/2019	5,564
	CVS Caremark Corp.
13,626	6.30%, 06/01/2037 (L)	10,083
	CVS Corp.
9,595	8.35%, 07/10/2031 (I)	9,643
	Eli Lilly & Co.
8,254	4.20%, 03/06/2014	8,498
3,872	5.95%, 11/15/2037	4,061
	Express Scripts, Inc.
3,635	6.25%, 06/15/2014	3,846
2,870	7.25%, 06/15/2019	3,165
	Glaxosmithkline Capital, Inc.
10,185	4.85%, 05/15/2013	10,654
	Merck & Co., Inc.
7,910	5.85%, 06/30/2039	8,126
	Novartis Securities Investment Ltd.
14,340	5.13%, 02/10/2019	14,671
	Pfizer, Inc.
9,695	6.20%, 03/15/2019	10,603
10,090	7.20%, 03/15/2039	11,981
	Roche Holdings, Inc.
9,745	5.00%, 03/01/2014 (I)	10,192
2,836	6.00%, 03/01/2019 (I)	3,024
4,679	7.00%, 03/01/2039 (I)	5,425

		133,596

	Services — 1.1%
	Allied Waste North America, Inc.
11,828	7.25%, 03/15/2015	12,005
	Comcast Corp.
161	6.30%, 11/15/2017	170
100	10.63%, 07/15/2012	117
	President & Fellows of Harvard
6,144	6.00%, 01/15/2019 (I)	6,702
	Time Warner Entertainment Co., L.P.
14,510	8.38%, 07/15/2033	16,242
	Waste Management, Inc.
10,048	6.10%, 03/15/2018	9,901

		45,137

	Technology — 4.8%
	AT&T, Inc.
9,395	5.50%, 02/01/2018	9,381
9,945	6.55%, 02/15/2039	9,928
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031 #	15,357
	Cisco Systems, Inc.
18,465	5.90%, 02/15/2039	18,184
	GTE Corp.
165	8.75%, 11/01/2021	188
	Nokia Corp.
3,654	5.38%, 05/15/2019	3,697
3,345	6.63%, 05/15/2039	3,532
	Oracle Corp.
4,806	6.50%, 04/15/2038	5,119
	Qwest Corp.
8,290	7.25%, 10/15/2035	6,010
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	3,231
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,585
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,587
	Telecom Italia Capital
10,000	7.18%, 06/18/2019	10,137
8,478	7.72%, 06/04/2038	8,633
	Tele-Communications, Inc.
7,975	7.88%, 08/01/2013	9,074
	Telefonica Emisiones SAU
9,485	4.95%, 01/15/2015 (E)	9,641
	Time Warner Cable, Inc.
6,061	8.25%, 04/01/2019	6,877
	Verizon Communications, Inc.
7,400	6.90%, 04/15/2038	7,720
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,626
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	13,835
	Verizon Wireless
17,962	5.55%, 02/01/2014 (I)	19,069
7,500	8.50%, 11/15/2018 (I)	8,963
	Vodafone Group plc
9,545	5.45%, 06/10/2019	9,386
10,479	6.15%, 02/27/2037	10,310

		199,070

	Transportation — 0.6%
	Canadian Pacific Railway Co.
7,075	5.95%, 05/15/2037	5,791
3,730	7.25%, 05/15/2019	3,870
	Continental Airlines, Inc.
4,178	6.70%, 06/15/2021	3,509
4,138	8.05%, 11/01/2020	3,476
	General Dynamics Corp.
8,149	5.25%, 02/01/2014	8,707

		25,353

	Utilities — 3.6%
	Alabama Power Co.
6,384	6.00%, 03/01/2039	6,738
	CenterPoint Energy Resources Corp.
10,950	6.13%, 11/01/2017	10,143
2,763	6.63%, 11/01/2037	2,208
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	6,986
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	5,927
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	4,015
	DTE Energy Co.
3,383	7.63%, 05/15/2014	3,531

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Duke Energy Corp.
$4,726	5.25%, 01/15/2018	$4,933
3,709	6.35%, 08/15/2038	4,070
3,960	7.00%, 11/15/2018	4,616
	Electricite de France
10,335	6.95%, 01/26/2039 (I)	11,603
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018	6,557
	Florida Power Corp.
3,211	5.80%, 09/15/2017	3,467
	Kinder Morgan Energy Partners L.P.
4,720	6.50%, 02/01/2037	4,310
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,396
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,281
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,045
	Pacific Gas & Electric Energy Recovery Funding LLC
6,208	8.25%, 10/15/2018	7,576
	PSEG Power
4,534	5.00%, 04/01/2014	4,570
	Public Service Co. of Colorado
8,577	6.50%, 08/01/2038	9,728
	Southern California Edison Co.
13,602	5.75%, 03/15/2014	14,757
	TransCanada Pipelines Ltd.
7,691	7.25%, 08/15/2038	8,746
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,686

		147,889

	Total corporate bonds: investment grade (cost $1,477,137)	$1,457,905

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.3%
	Basic Materials — 0.7%
	Ashland, Inc.
$3,160	9.13%, 06/01/2017 (I)	$3,287
	Georgia-Pacific LLC
5,880	8.25%, 05/01/2016 (I)	5,704
1,030	9.50%, 12/01/2011	1,061
	Peabody Energy Corp.
2,100	7.38%, 11/01/2016	1,985
	Potlatch Corp.
12,100	12.50%, 12/01/2009 (H)(L)	12,422
	Teck Resources Ltd.
2,645	10.75%, 05/15/2019 (I)	2,843

		27,302

	Capital Goods — 0.1%
	L-3 Communications Corp.
6,308	5.88%, 01/15/2015	5,598

	Consumer Cyclical — 0.4%
	Desarrolladora Homes S.A.
1,182	7.50%, 09/28/2015	1,017
	Parkson Retail Group Ltd.
3,400	7.88%, 11/14/2011	3,332
	Pulte Homes, Inc.
2,860	7.88%, 08/01/2011	2,867
	Supervalu, Inc.
7,895	7.50%, 11/15/2014	7,579
2,615	8.00%, 05/01/2016	2,537

		17,332

	Consumer Staples — 0.2%
	Constellation Brands, Inc.
3,020	8.38%, 12/15/2014	3,028
	Tyson Foods, Inc.
3,955	10.50%, 03/01/2014 (I)	4,291

		7,319

	Energy — 0.3%
	Chesapeake Energy Corp.
5,769	7.00%, 08/15/2014	5,336
	Newfield Exploration Co.
2,270	7.13%, 05/15/2018	2,063
	Petrohawk Energy Corp.
2,010	9.13%, 07/15/2013	2,000
	Plains Exploration & Production Co.
2,060	7.75%, 06/15/2015	1,926

		11,325

	Finance — 0.5%
	Drummond Co., Inc.
2,865	7.38%, 02/15/2016 (I)	2,091
	Ford Motor Credit Co.
8,445	9.75%, 09/15/2010	8,089
	LPL Holdings, Inc.
9,971	10.75%, 12/15/2015 (I)	8,775
	Suntrust Preferred Capital
1,266	5.85%, 12/15/2011 ª	861

		19,816

	Foreign Governments — 0.5%
	Argentina (Republic of)
6,296	7.00%, 10/03/2015	3,033
	Indonesia (Republic of)
5,525	6.88%, 01/17/2018 §	5,262
	Panama (Republic of)
3,200	7.13%, 01/29/2026	3,312
	Philippines (Republic of)
4,233	8.38%, 06/17/2019	4,868
	Turkey (Republic of)
3,443	7.25%, 03/15/2015	3,581
	Venezuela (Republic of)
3,492	5.75%, 02/26/2016	1,999

		22,055

	Health Care — 0.7%
	Biomet, Inc.
2,130	10.38%, 10/15/2017	2,061
	HCA, Inc.
5,045	8.50%, 04/15/2019 (I)	4,944
8,635	9.25%, 11/15/2016	8,506
	IASIS Healthcare Capital Corp.
2,640	8.75%, 06/15/2014	2,587
	Inverness Medical Innovation, Inc.
5,465	9.00%, 05/15/2016	5,287
	Psychiatric Solutions, Inc.
4,090	7.75%, 07/15/2015	3,742

		27,127

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Services — 0.8%
	Affinion Group, Inc.
$11,260	11.50%, 10/15/2015	$9,627
	Ameristar Casinos, Inc.
3,230	9.25%, 06/01/2014 (I)	3,295
	DirecTV Holdings LLC
6,015	7.63%, 05/15/2016	5,850
	Echostar DBS Corp.
4,200	7.75%, 05/31/2015	4,001
	Mashantucket Western Pequot Revenue Bond
4,709	5.91%, 09/01/2021 (H)	2,640
	MGM Mirage, Inc.
1,965	10.38%, 05/15/2014 (I)	2,039
4,475	11.13%, 11/15/2017 (I)	4,743
	TL Acquisitions, Inc.
3,790	10.50%, 01/15/2015 (I)	3,070
	Videotron Ltee
2,240	9.13%, 04/15/2018	2,276

		37,541

	Technology — 2.3%
	Charter Communications Operating LLC
5,090	10.00%, 04/30/2012 (I) Ψ	4,899
	Cricket Communications, Inc.
2,250	7.75%, 05/15/2016 (I)	2,166
3,790	9.38%, 11/01/2014	3,733
	CSC Holdings, Inc.
7,940	7.63%, 04/01/2011	7,860
3,930	8.50%, 04/15/2014 (I)	3,896
	DaVita, Inc.
5,875	6.63%, 03/15/2013	5,537
	Frontier Communications Corp.
6,035	6.25%, 01/15/2013	5,552
4,145	8.25%, 05/01/2014	3,917
	Intelsat Bermuda Ltd.
8,670	9.25%, 06/15/2016 (H)	7,673
	Intelsat Corp.
8,300	9.25%, 06/15/2016 (I)	7,947
	Level 3 Financing, Inc.
4,965	12.25%, 03/15/2013	4,717
	Mediacom LLC
4,325	7.88%, 02/15/2011	4,217
	MetroPCS Wireless, Inc.
5,720	9.25%, 11/01/2014	5,685
	Qwest Capital Funding, Inc.
6,000	7.25%, 02/15/2011	5,820
	Seagate Technology International
6,305	10.00%, 05/01/2014 (I)	6,502
	Sprint Capital Corp.
10,600	8.75%, 03/15/2032	8,533
	Windstream Corp.
7,850	8.63%, 08/01/2016	7,516

		96,170

	Transportation — 0.0%
	Grupo Senda Autotransporte
2,310	10.50%, 10/03/2015 (H)	1,039

	Utilities — 0.8%
	AES Corp.
4,400	8.00%, 10/15/2017	4,092
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	1,643
	El Paso Corp.
4,070	7.00%, 06/15/2017	3,707
	Energy Future Holdings
6,130	10.88%, 11/01/2017	4,475
	Mirant North America LLC
5,955	7.38%, 12/31/2013	5,717
	NRG Energy, Inc.
5,155	7.25%, 02/01/2014	5,000
3,085	7.38%, 01/15/2017	2,907
	RRI Energy, Inc.
4,686	6.75%, 12/15/2014	4,516

		32,057

	Total corporate bonds: non-investment grade (cost $308,382)	$304,681

MUNICIPAL BONDS — 0.2%
	General Obligations — 0.2%
	Oregon School Boards Association, Taxable Pension,
$7,325	4.76%, 06/30/2028	$6,372

	Tax Allocation — 0.0%
	California Urban IDA,
275	6.10%, 05/01/2024	239

	Total municipal bonds (cost $7,605)	$6,611

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 3.6%
	Basic Materials — 0.7%
	Ashland, Inc.
$2,349	6.65%, 05/13/2014 (N)	$2,367
	Cenveo, Inc., Delayed Draw Term Loan
73	5.11%, 06/21/2013 (N)	67
	Cenveo, Inc., Term Loan C
3,315	5.11%, 06/21/2013 (N)	3,070
	Georgia-Pacific Corp.
8,561	2.56%, 12/20/2012 (N)	8,056
	Graham Packaging Co., Inc.
379	2.53%, 12/31/2011 (N)(Q)	358
3,788	6.75%, 04/15/2014 (N)(Q)	3,741
	Hexion Specialty Chemicals
1,696	3.31%, 05/05/2013 (N)	1,136
	Huntsman International LLC
6,294	2.06%, 04/19/2014 (N)	5,661
	Jarden Corp.
3,222	3.10%, 01/24/2012 (N)	3,101
	John Maneely Co.
1,364	4.05%, 12/08/2013 (N)	1,075

		28,632

	Capital Goods — 0.0%
	Yankee Candle Co.
1,390	2.31%, 02/06/2014 (N)	1,239

	Consumer Cyclical — 0.4%
	AM General LLC
2,548	3.31%, 09/30/2013 (N)	2,345
	American General Finance Corp.
115	0.31%, 09/30/2012 (N)	106
	Aramark Corp.
126	2.03%, 01/26/2014 (N)	116
2,091	2.47%, 01/26/2014 (N)	1,927
	Dollarama Group L.P.
966	2.79%, 11/18/2011 (N)	932
	Lear Corp.
2,973	3.09%, 04/25/2012 (N)	2,031

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Consumer Cyclical — (continued)
	Roundy’s Supermarkets, Inc.
$3,081	3.07%, 11/03/2011 (N)	$2,901
	William Carter Co.
4,210	1.91%, 07/14/2012 (N)	3,999

		14,357

	Consumer Staples — 0.2%
	Dole Food Co., Inc.
230	1.14%, 04/12/2013 (N)	230
	Dole Food Co., Inc., Tranche B Term Loan
402	8.00%, 04/12/2013 (N)	402
	Dole Food Co., Inc., Tranche C Term Loan
1,497	8.00%, 04/12/2013 (N)	1,496
	WM Wrigley Jr. Co.
6,118	6.50%, 10/06/2014 (N)	6,140

		8,268

	Energy — 0.1%
	Lyondell Chemical Co.
949	1.50%, 12/15/2009 (N)(Q)	976
1,594	5.82%, 12/15/2009 (N)(Q)	1,322
	Lyondell Chemical Co., Dutch RC
43	3.82%, 12/20/2013 (N)	19
	Lyondell Chemical Co., Dutch Tranche A
99	3.82%, 12/20/2013 (N)	43
	Lyondell Chemical Co., German B-1
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., German B-2
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., German B-3
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., Primary RC
160	3.82%, 12/20/2013 (N)	69
	Lyondell Chemical Co., Term Loan A
305	3.82%, 12/20/2013 (N)	132
	Lyondell Chemical Co., U.S. B-1
532	7.00%, 12/20/2014 (N)	230
	Lyondell Chemical Co., U.S. B-2
532	7.00%, 12/20/2014 (N)	230
	Lyondell Chemical Co., U.S. B-3
532	7.00%, 12/20/2014 (N)	230

		3,410

	Finance — 0.3%
	Amerigroup Corp.
347	2.31%, 03/26/2012 (N)	338
	Brickman Group Holdings, Inc.
2,848	2.31%, 01/23/2014 (N)	2,681
	Community Health Systems, Inc.
294	2.56%, 07/25/2014 (N)	264
5,755	2.90%, 07/25/2014 (N)	5,172
	Golden Gate National
2,165	3.06%, 03/14/2011 (N)	1,970

		10,425

	Health Care — 0.3%
	HCA, Inc.
1,992	2.85%, 11/17/2013 (N)	1,797
	HealthSouth Corp.
1,874	2.57%, 03/10/2013 (N)	1,747
	IASIS Healthcare Capital Corp.
188	0.21%, 03/17/2014 (N)	171
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
698	2.31%, 03/17/2014 (N)	637
	IASIS Healthcare Capital Corp., Term Loan B
2,017	2.31%, 03/17/2014 (N)	1,839
	Life Technologies Corp.
4,135	5.25%, 11/23/2015 (N)(Q)	4,150
	Skilled Healthcare Group, Inc.
2,029	2.60%, 06/15/2012 (N)	1,725
	Vanguard Health Holdings Co. II LLC
1,951	2.56%, 09/23/2011 (N)	1,860

		13,926

	Services — 0.6%
	Affinion Group, Inc.
3,606	2.81%, 10/17/2012 (N)	3,401
	Cedar Fair L.P.
2,272	2.31%, 08/30/2012 (N)	2,140
	Cengage
924	2.81%, 07/05/2014 (N)	772
	Greenwood Racing, Inc.
1,206	2.56%, 11/14/2011 (N)	1,109
	Metavante Corp.
2,977	2.78%, 11/01/2014 (N)	2,888
	R.H. Donnelley, Inc.
1,789	6.75%, 10/24/2014 (N)Ψ	1,382
	Regal Cinemas, Inc.
4,787	4.35%, 10/27/2013 (N)	4,654
	UPC Financing Partnership
1,657	2.07%, 12/31/2014 (N)	1,529
	Venetian Macau Ltd.
194	2.85%, 05/25/2012 (N)	164
	Venetian Macau Ltd., Term Loan
335	2.85%, 05/25/2013 (N)	283
	West Corp.
2,385	2.69%, 10/24/2013 (N)	2,170
	WideOpenWest Finance LLC
11,970	7.32%, 06/29/2015 (N)	6,344

		26,836

	Technology — 0.6%
	Charter Communications Operating LLC
1,005	5.00%, 03/06/2014 (AA)(Q)	985
2,625	6.25%, 03/06/2014 (N) Ψ	2,355
	DaVita, Inc.
1,776	1.81%, 10/05/2011 (N)	1,712
	Intelsat Bermuda Ltd., Tranche B2A
1,837	2.82%, 01/03/2014 (N)	1,686
	Intelsat Bermuda Ltd., Tranche B2B
1,837	2.82%, 01/03/2014 (N)	1,686
	Intelsat Bermuda Ltd., Tranche B2C
1,837	2.82%, 01/03/2014 (N)	1,685
	Mediacom Broadband LLC, Term Loan D-1
5,909	2.05%, 01/31/2015 (N)	5,451
	Mediacom Broadband LLC, Term Loan D-2
3,671	2.05%, 01/31/2015 (N)	3,387
	MetroPCS Wireless, Inc.
3,990	3.04%, 11/04/2013 (N)	3,783
	Time Warner Telecom Holdings, Inc.
3,976	2.31%, 01/07/2013 (N)	3,742

		26,472

	Transportation — 0.0%
	Northwest Airlines Corp.
1,266	2.32%, 12/31/2010 (N)	1,188

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Utilities — 0.4%
	Astoria Generating Co. Acquisitions LLC
$920	4.07%, 08/23/2013 (N)	$793
	Calpine Corp.
5,804	3.48%, 03/29/2014 (N)	5,131
	NRG Energy, Inc.
1,694	0.50%, 02/01/2013 (N)	1,591
3,160	2.02%, 02/01/2013 (N)	2,969
	Texas Competitive Electric Holdings Co. LLC, Term Loan B-2
4,608	3.82%, 10/10/2014 (N)	3,289
	Texas Competitive Electric Holdings Co. LLC, Term Loan B-3
3,144	3.82%, 10/12/2014 (N)	2,240

		16,013

	Total senior floating rate interests: non-investment grade (cost $163,517)	$150,766

U.S. GOVERNMENT AGENCIES — 26.9%
	Federal Home Loan Mortgage Corporation — 10.0%
$110,681	4.50%, 03/01/2039	$110,317
39,144	5.00%, 06/01/2038	39,868
11,007	5.03%, 06/01/2035 (L)	11,129
24,004	5.38%, 08/01/2037 (L)	25,070
18,101	5.45%, 01/01/2037 (L)	18,947
2,486	5.47%, 05/01/2036 (L)	2,611
29,392	5.50%, 10/01/2018 — 05/01/2037	30,435
4,198	5.82%, 10/01/2036 (L)	4,358
64,071	6.00%, 04/01/2017 — 11/01/2037	67,258
80,035	6.50%, 07/01/2031 — 03/01/2038	85,148
9	7.50%, 09/01/2029 — 11/01/2031	9

		395,150

	Federal National Mortgage Association — 13.9%
2,583	4.66%, 06/01/2034 (L)	2,677
7,883	4.68%, 09/01/2035 (L)	8,023
3,067	4.69%, 03/01/2035 (L)	3,163
6,146	4.75%, 04/01/2035 (L)	6,356
4,542	4.85%, 05/01/2035 — 07/01/2035 (L)	4,616
4,084	4.86%, 04/01/2035 (L)	4,222
16,660	4.88%, 05/01/2036 (L)	17,231
7,385	4.96%, 07/01/2035 (L)	7,420
229,592	5.00%, 02/01/2018 — 11/01/2038	235,769
5,886	5.08%, 11/01/2035 (L)	6,111
11,198	5.24%, 02/01/2038 (L)	11,630
13,548	5.25%, 01/01/2038 (L)	14,080
122,241	5.50%, 12/01/2013 — 02/01/2039	126,932
20,553	6.00%, 07/01/2012 — 03/01/2033	21,700
96,502	6.50%, 11/01/2014 — 05/01/2038	102,912
6,910	7.00%, 02/01/2016 — 10/01/2037	7,507
944	7.50%, 11/01/2015 — 05/01/2032	1,029
2	8.00%, 04/01/2032	2

		581,380

	Government National Mortgage Association — 2.6%
23,862	4.50%, 02/20/2039	23,801
21,505	5.50%, 03/15/2033 — 10/20/2034	22,261
60,060	6.00%, 12/15/2031 — 11/20/2037	62,672
14,457	6.50%, 06/15/2028 — 09/15/2032	15,575
41	7.00%, 06/20/2030 — 08/15/2031	46
5	8.50%, 11/15/2024	5

		124,360

	Other Government Agencies — 0.4%
	Small Business Administration Participation Certificates:
10,368	4.66%, 03/01/2029	10,655
6,926	4.76%, 02/01/2029	7,158

		17,813

	Total U.S. government agencies (cost $1,085,773)	$1,118,703

U.S. GOVERNMENT SECURITIES — 11.2%
	U.S. Treasury Securities — 11.2%
	U.S. Treasury Bonds — 1.1%
$9,007	3.50%, 02/15/2039	$7,788
38,936	4.25%, 05/15/2039	38,541

		46,329

	U.S. Treasury Notes — 10.1%
205,010	0.88%, 05/31/2011	204,274
165,673	2.25%, 05/31/2014	163,446
54,829	3.13%, 05/15/2019	53,030

		420,750

		467,079

	Total U.S. government securities (cost $463,832)	$467,079

Shares

COMMON STOCKS — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (D)	$—

	Total common stocks (cost $ — )	$—

PREFERRED STOCKS — 0.0%
	Banks — 0.0%
330	Federal Home Loan Mortgage Corp.	$402

	Total preferred stocks (cost $8,270)	$402

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (H)(D)	$—

	Total warrants (cost $ — )	$—

	Total long-term investments (cost $4,044,268)	$3,928,634

Principal
Amount

SHORT-TERM INVESTMENTS — 3.3%
	Investment Pools and Funds — 2.7%
$55,926	JP Morgan U.S. Government Money Market Fund	$55,926
—	State Street Bank U.S. Government Money Market Fund	—
58,006	Wells Fargo Advantage Government Money Market Fund	58,006

		113,932

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — 0.4%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $14,894, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $15,153)
$14,894	0.01%, 6/30/2009		$14,894
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,796, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,844)
2,796	0.01%, 6/30/2009		2,796

			17,690

	U.S. Treasury Bills — 0.2%
4,890	0.13%, 7/16/2009 (S)(M)		4,889

	Total short-term investments (cost $136,511)		$136,511

	Total investments (cost $4,180,779) (C)	97.7%	$4,065,145
	Other assets and liabilities	2.3%	96,101

	Total net assets	100.0%	$4,161,246

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.9% of total net assets at June 30, 2009.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,182,099 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$121,071
Unrealized Depreciation	(238,025)

Net Unrealized Depreciation	$(116,954)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $11,069, which represents 0.27% of total net assets.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $431,150, which represents 10.36% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2009, the market value of these securities amounted to $16,938 or 0.41% of total net assets.

ª	Perpetual maturity security. Maturity date shown is the first call date.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2009.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $13,697.

(N)	The interest rate disclosed for these securities represents the average coupon as of June 30, 2009.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2009.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

JPY	— Japanese Yen

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2009.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	904	Long	Sep 2009	$1,100
5 Year U.S. Treasury Note	484	Long	Sep 2009	$(12)
10 Year U.S. Treasury Note	1,543	Short	Sep 2009	$(3,172)
U.S. Long Bond	116	Long	Sep 2009	$36

				$(2,048)

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	$74
03/2005	$68,230	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	624
05/2007 – 02/2009	$46,521	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	6,451
08/2007	$75,892	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	10,523
04/2007	$4,430	Bayview Financial Acquisition Trust, 1.96%, 05/28/2037	4,430
10/2004	$57,397	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	1,182
12/2004	$48,541	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	836
04/2006 – 08/2007	$67,521	CBA Commercial Small Balance Commercial Mortgage Class X1, 7.00%, 06/25/2038 - 144A	1,011
04/2006 – 08/2007	$39,645	CBA Commercial Small Balance Commercial Mortgage Class X2, 7.00%, 07/25/2035 - 144A	896
05/2003	$250	Centura Capital Trust I, 8.85%, 06/01/2027 - 144A	259
02/2007	$—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 - 144A	—
08/2007	$33,356	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	33,288
02/2007 – 04/2009	$1,387	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	2,248
08/2007	$36,001	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	35,349
05/2007	$44,878	First Horizon Mortgage Pass-Through Trust, 5.83%, 05/25/2037	44,977
06/2006	$210,181	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	377
07/2004	$122,273	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	645
05/2008	$2,310	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	2,307
06/2006 – 08/2006	$8,670	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	8,782
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
07/2005	$4,709	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	4,709
11/2004	$46,102	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	923
10/2005 – 08/2006	$17,473	Morgan Stanley Dean Witter Capital I, 0.01%, 08/25/2032 - Reg D	324
04/2007	$211	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	211
11/2006	$3,900	North Street Referenced Linked Notes, 2.09%, 04/28/2011 - 144A	3,713
05/2007	$11,208	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	11,208
03/2005	$2,573	Popular ABS Mortgage Pass-Through Trust, 5.42%, 04/25/2035	2,573
10/2001 – 11/2001	$12,100	Potlatch Corp., 12.50%, 12/01/2009	12,186
02/2007	$369	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	369
06/2007	$19,570	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	19,495
03/2008	$12,485	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	10,077
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at June 30, 2009 was $139,171 which represents 3.34% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$19,292	$19,405	07/02/09	$(113)
Euro (Buy)	50,065	50,173	07/17/09	(108)
Euro (Sell)	41,454	40,865	07/17/09	(589)
Euro (Sell)	50,984	51,091	07/02/09	107
Euro (Sell)	8,610	8,641	07/17/09	31
Japanese Yen (Buy)	19,548	19,530	07/07/09	18
Japanese Yen (Sell)	19,548	19,802	07/07/09	254
Japanese Yen (Buy)	19,304	19,300	08/07/09	4
Japanese Yen (Sell)	19,372	19,506	08/07/09	134
Japanese Yen (Buy)	19,362	19,434	07/07/09	(72)
Japanese Yen (Sell)	26,551	26,355	07/07/09	(196)

				$(530)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at June 30, 2009

						Unrealized
		Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

JP Morgan Chase Bank	CDX North American Investment Grade Index	Buy	1.00%	06/20/14	$61,735	$(197)
JP Morgan Chase Bank	CDX North American High Yield Index	Buy	5.00%	06/20/14	91,258	(2,052)

						$(2,249)

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$422,487	$—	$380,843	$41,644
Corporate Bonds: Investment Grade	1,457,905	—	1,441,277	16,628
Corporate Bonds: Non-Investment Grade	304,681	—	298,316	6,365
Municipal Bonds	6,611	—	6,611	—
Preferred Stocks	402	402	—	—
Senior Floating Rate Interests: Non-Investment Grade	150,766	—	150,766	—
U.S. Government Agencies	1,118,703	—	1,118,703	—
U.S. Government Securities	467,079	91,571	375,508	—
Short-Term Investments	136,511	113,932	22,579	—

Total	$4,065,145	$205,905	$3,794,603	$64,637

Other Financial Instruments (Q)	$1,684	$1,136	$548	$—

Liabilities:
Other Financial Instruments (Q)	$6,511	$3,184	$3,327	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized		Net	Transfers In	Balance as of
	December 31,	Realized	Appreciation		Purchases	and/or Out of	June 30,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed Securities	38,854	(3,558)	(575	)*	(631)	7,554	41,644
Corporate Bonds	17,206	(2,959)	3,126	(A)	9,046	(3,426)	22,993

Total	$56,060	$(6,517)	$2,551		$8,415	$4,128	$64,637

Other Financial Instruments #	$—	$— §	$—		$—	$—	$—

Liabilities:

Other Financial Instruments #	$—	$— §	$—		$—	$—	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(3,273).

†	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $4,008.

‡	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment

§	The realized gain (loss) earned for other financial instruments during the period ended June 30, 2009 was $921.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 7.5%
	Finance — 7.5%
	Ameriquest Mortgage Securities, Inc.
$1,373	1.38%, 09/25/2032 (L)	$905
	Ansonia CDO Ltd.
9,649	0.61%, 07/28/2046 (H)(L)	193
	Arbor Realty Mortgage Securities
13,000	1.48%, 01/26/2042 (H)(L)	1,690
	Banc of America Commercial Mortgage, Inc.
33,631	4.83%, 07/11/2043 (H)(?)	312
	Banc of America Large Loan
3,000	0.56%, 10/15/2019 (H)(L)	1,433
	Bayview Commercial Asset Trust
90,042	7.00%, 07/25/2037 (H)(?)	6,771
72,592	7.50%, 09/25/2037 (H)(?)	5,793
	Bayview Financial Acquisition Trust
1,100	1.96%, 05/28/2037 (H)(L)	41
2,135	3.31%, 05/28/2037 (H)(L)	69
	Bear Stearns Asset Backed Securities, Inc.
5,984	1.41%, 05/25/2037 (H)(L)	155
	Bear Stearns Commercial Mortgage Securities, Inc.
181,568	4.65%, 02/11/2041 (H)(?)	1,273
27,973	4.85%, 08/15/2038 (H)(?)	666
	Carrington Mortgage Loan Trust
4,906	1.96%, 02/25/2037 (H)(L)	294
	CBA Commercial Small Balance Commercial Mortgage
2,399	6.09%, 07/25/2039 (H)(L)	1,272
2,509	6.50%, 07/25/2039 (H)(L)	917
55,216	7.25%, 07/25/2039 (H)(?)	4,693
	Citigroup Commercial Mortgage Trust
5,000	0.56%, 08/15/2021 (H)(L)	2,902
	Citigroup Mortgage Loan Trust, Inc.
7,711	5.91%, 07/25/2037 (H)(L)	4,761
	Commercial Mortgage Pass-Through Certificates
8,491	0.61%, 12/15/2020 (H)(L)	3,541
	Countrywide Alternative Loan Trust
2,873	0.56%, 10/25/2035 (H)(L)	1,985
	Countrywide Asset-Backed Certificates
8,500	5.57%, 11/25/2035 (A)	2,848
8,581	5.76%, 06/25/2035	1,814
8,505	5.80%, 07/25/2034	2,829
	Credit Suisse Mortgage Capital Certificates
2,535	1.12%, 09/15/2021 (H)(L)	1,254
	CS First Boston Mortgage Securities Corp.
38,539	4.01%, 03/15/2035 (H)(?)	368
	Deutsche Alt-A Securities, Inc.
20,040	5.54%, 02/25/2036 (H)(L)	11,144
	DLJ Mortgage Acceptance Corp. — Class B1
11	7.25%, 09/18/2011 (H)	11
	DLJ Mortgage Acceptance Corp. — Class B2
4	7.25%, 09/18/2011 (H)	4
	First Franklin Mortgage Loan Asset Backed Certificates
558	2.79%, 07/25/2033 (H)(L)	13
	Green Tree Financial Corp.
41	7.30%, 01/15/2026	41
	Greenwich Capital Commercial Funding Corp.
12,000	0.55%, 11/05/2021 (H)(L)	3,918
	Indymac Index Mortgage Loan Trust
16,518	0.55%, 06/25/2037 (H)(L)	6,937
	LB-UBS Commercial Mortgage Trust
28,374	4.25%, 12/15/2036 (I)(?)	257
	Lehman XS Trust
13,126	6.50%, 05/25/2037 (H)(L)	7,008
	LNR CDO Ltd.
7,200	0.66%, 05/28/2043 (H)(L)	216
	Mach One Trust Commercial Mortgage-Backed
24,229	6.09%, 05/28/2040 (H)(?)	516
	Marathon Real Estate CDO Ltd.
4,000	1.71%, 05/25/2046 (H)(L)	200
	Master Asset Backed Securities Trust
1,714	3.01%, 05/25/2033 (L)	1,309
	Merrill Lynch Floating Trust
11,000	0.52%, 06/15/2022 (H)(L)	3,573
	Merrill Lynch Mortgage Investors, Inc.
651	1.96%, 05/25/2032 (L)	393
	Merrill Lynch Mortgage Trust
104,512	4.57%, 06/12/2043 (H)(?)	1,925
	Morgan Stanley ABS Capital I
2,979	1.81%, 11/25/2032 (L)	1,738
	Morgan Stanley Capital
5,500	0.44%, 10/15/2020 (I)(L)	3,226
	North Street Referenced Linked Notes
4,250	2.09%, 04/28/2011 (H)(A)(L)	574
	Renaissance Home Equity Loan Trust
10,470	7.00%, 09/25/2037	1,244
6,155	7.50%, 04/25/2037 — 06/25/2037	142
	Residential Asset Mortgage Products, Inc.
1,949	5.70%, 10/25/2031	1,415
	Spirit Master Funding LLC
12,194	5.76%, 03/20/2024 (I)	7,645
	Structured Asset Securities Corp.
3,508	1.31%, 02/25/2033 (L)	2,960
6,000	2.81%, 02/25/2037 (L)	58
	Wamu Commercial Mortgage Securities Trust
8,500	6.31%, 03/23/2045 (H)(L)	2,180

		107,426

	Total asset & commercial mortgage backed securities (cost $275,724)	$107,426

CORPORATE BONDS: INVESTMENT GRADE — 3.9%
	Finance — 3.9%
	Bank of America Corp.
$35,800	2.10%, 04/30/2012	$35,855
	State Street Corp.
19,500	2.15%, 04/30/2012	19,588

		55,443

	Total corporate bonds: investment grade (cost $55,261)	$55,443

U.S. GOVERNMENT AGENCIES — 63.1%
	Federal Home Loan Mortgage Corporation — 26.6%
$267,850	3.80%, 03/09/2016	$269,172
1,133	4.50%, 12/01/2018	1,175
2,627	4.94%, 08/01/2035 (L)	2,708
17,620	5.00%, 10/15/2019	18,452
7,649	5.45%, 03/01/2036 (L)	8,014
4,004	5.47%, 05/01/2036 (L)	4,207
13,963	5.50%, 05/15/2033 (R)	14,430
29,662	5.50%, 09/15/2016 — 05/01/2034	31,018
8,996	5.92%, 06/01/2037 (L)	9,456
3,776	6.00%, 10/01/2021 — 09/01/2034	3,932
14,158	6.50%, 09/01/2014 — 05/01/2037	15,103
1,638	7.00%, 10/01/2026 — 11/01/2032	1,777
27	7.50%, 05/01/2024 — 06/01/2025	30
95	8.00%, 02/01/2013 — 10/01/2024	104

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
U.S. GOVERNMENT AGENCIES — (continued)
	Federal Home Loan Mortgage Corporation — (continued)
$10	8.50%, 10/01/2009 — 10/01/2024	$10
37	10.00%, 11/01/2020	41

		379,629

	Federal National Mortgage Association — 25.8%
21,000	2.50%, 05/15/2014	20,645
68,000	4.14%, 02/04/2015	67,969
1,147	4.50%, 01/25/2016	1,160
13,554	4.73%, 04/01/2035 (L)	14,032
1,343	4.75%, 04/01/2035 (L)	1,389
4,929	4.83%, 09/01/2034 (L)	5,061
893	4.86%, 04/01/2035 (L)	924
1,615	4.96%, 07/01/2035 (L)	1,622
5,374	4.98%, 11/01/2035 (L)	5,516
17,647	5.00%, 08/01/2018 — 12/01/2035	18,141
7,050	5.06%, 03/01/2035 (L)	7,323
4,639	5.11%, 08/01/2035 (L)	4,815
5,949	5.22%, 12/01/2035 (L)	6,182
10,787	5.32%, 03/01/2037 (L)	11,252
7,854	5.41%, 05/01/2036 (L)	8,229
18,243	5.49%, 08/01/2037 (L)	19,060
14,095	5.50%, 05/01/2037 (?)	2,062
25,752	5.50%, 05/25/2014 — 07/01/2033	27,000
6,528	5.53%, 02/01/2037 (L)	6,856
21,302	5.75%, 04/01/2037 (L)	22,218
18,312	5.94%, 01/01/2037 — 07/01/2037 (L)	19,210
58,096	6.00%, 09/01/2013 — 08/01/2037	60,956
2,535	6.50%, 06/25/2029 (R)	2,713
28,305	6.50%, 05/01/2013 — 03/01/2037	30,313
2,361	7.00%, 06/01/2011 — 02/01/2032	2,543
61	7.50%, 06/01/2023	66
235	8.00%, 10/01/2029 — 02/01/2031	256
6	8.50%, 04/01/2017	6
71	9.00%, 08/01/2020 — 09/01/2021	78
6	9.75%, 07/01/2020	6

		367,603

	Government National Mortgage Association — 1.8%
6,903	5.00%, 01/20/2034	7,030
7,796	6.00%, 01/15/2033 — 03/20/2034	8,139
6,136	6.50%, 12/15/2028 — 01/15/2032	6,599
2,705	7.00%, 06/20/2030 — 10/15/2032	2,935
649	7.50%, 04/15/2022 — 04/20/2030	711
89	8.50%, 06/15/2017 — 03/15/2030	98
2	9.50%, 10/15/2009 — 11/15/2009	2

		25,514

	Other Government Agencies — 8.9%
	Small Business Administration Participation Certificates:
3,249	4.95%, 03/01/2025	3,387
12,260	5.16%, 02/01/2028	12,778
6,302	5.23%, 03/01/2027	6,632
12,893	5.31%, 08/01/2022 — 05/01/2027	13,620
8,623	5.32%, 01/01/2027	9,133
17,353	5.35%, 02/01/2026	18,372
7,024	5.49%, 02/01/2027	7,327
3,340	5.52%, 06/01/2024	3,511
7,086	5.57%, 03/01/2026	7,560
12,521	5.71%, 06/01/2027	13,391
2,905	5.76%, 10/01/2021	3,077
3,292	5.78%, 12/01/2021	3,490
11,183	5.82%, 07/01/2027	12,103
6,654	6.07%, 07/01/2026	7,167
5,498	6.30%, 05/01/2019	5,858

		127,406

	Total U.S. government agencies (cost $876,299)	$900,152

U.S. GOVERNMENT SECURITIES — 19.8%
	U.S. Treasury Securities — 19.8%
	U.S. Treasury Notes — 19.8%
$56,750	0.88%, 03/31/2011 — 04/30/2011	$56,661
25,000	1.13%, 01/15/2012	24,840
21,000	1.38%, 04/15/2012	20,923
110,729	1.75%, 03/31/2014	107,096
33,500	1.88%, 02/28/2014	32,634
12,000	2.38%, 01/15/2017 (O)	13,240
7,900	2.75%, 02/15/2019	7,399
19,585	3.75%, 11/15/2018	19,923

		282,716

	Total U.S. government securities (cost $289,187)	$282,716

Contracts

PUT OPTIONS PURCHASED — 0.0%
	Long Put Future Option Contract — 0.0%
	5 Year U.S. Treasury Note
1	Expiration: August, 2009, Exercise Price: $113.00 (T)	$580

	Total put options purchased (cost $493)	$580

	Total long-term investments (cost $1,496,964)	$1,346,317

Shares

SHORT-TERM INVESTMENTS — 5.0%
	Investment Pools and Funds — 4.0%
28,811	JP Morgan U.S. Government Money Market Fund	$28,811
—	State Street Bank U.S. Government Money Market Fund	—
28,504	Wells Fargo Advantage Government Money Market Fund	28,504

		57,315

Principal
Amount

	Repurchase Agreements — 0.5%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $5,815, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $5,917)
$5,815	0.01%, 6/30/2009	$5,815
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,092, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,110)
1,092	0.01%, 6/30/2009	1,092

		6,907

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	U.S. Treasury Bills — 0.5%
$6,515	0.11%, 7/16/2009 (S)(M)		$6,515

	Total short-term investments (cost $70,737)		$70,737

	Total investments (cost $1,567,701) (C)	$99.3%	$1,417,054
	Other assets and liabilities	0.7%	9,750

	Total net assets	100.0%	$1,426,804

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,568,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,092
Unrealized Depreciation	(178,998)

Net Unrealized Depreciation	$(151,906)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $3,422, which represents 0.24% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $11,128, which represents 0.78% of total net assets.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2009.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	1,391	Long	Sep 2009	$699
10 Year U.S. Treasury Note	1,169	Long	Sep 2009	$(227)
U.S. Long Bond	806	Short	Sep 2009	$(1,748)

				$(1,276)

*	The number of contracts does not omit 000’s.

(T)	At June 30, 2009, these securities were designated to cover open put options written as follows:

				Unrealized
Issuer/ Exercise	Number of	Market	Premiums	Appreciation
Price/ Expiration Date	Contracts*	Value +	Received	(Depreciation)

5 Year U.S. Treasury Note, $112.00, Aug, 2009	1,160	$344	$286	$(58)

*	The number of contracts does not omit 000’s.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

10/2006	$9,649	Ansonia CDO Ltd., 0.61%, 07/28/2046 - 144A	$9,649
11/2006	$13,000	Arbor Realty Mortgage Securities, 1.48%, 01/26/2042 -144A	13,000
02/2003	$33,631	Banc of America Commercial Mortgage, Inc., 4.83%, 07/11/2043 - 144A	279
10/2006	$3,000	Banc of America Large Loan, 0.56%, 10/15/2019 - 144A	3,000
05/2007 — 02/2009	$90,042	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	12,495
08/2007	$72,592	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 -144A	9,974
04/2007	$1,100	Bayview Financial Acquisition Trust, 1.96%, 05/28/2037	1,100
04/2007	$2,135	Bayview Financial Acquisition Trust, 3.31%, 05/28/2037	2,073
04/2007	$5,984	Bear Stearns Asset Backed Securities, Inc., 1.41%, 05/25/2037	5,984
05/2005 — 08/2007	$181,568	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	1,376
02/2003	$27,973	Bear Stearns Commercial Mortgage Securities, Inc., 4.85%, 08/15/2038 - 144A	660
03/2007	$4,906	Carrington Mortgage Loan Trust, 1.96%, 02/25/2037	4,906
05/2007	$2,399	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	2,399
05/2007	$2,509	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	2,508
05/2007	$55,216	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	4,539
10/2006	$5,000	Citigroup Commercial Mortgage Trust, 0.56%, 08/15/2021 -144A	5,000

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Period	Shares/
Acquired	Par	Security	Cost Basis

08/2007	$7,711	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	7,696
10/2006	$8,491	Commercial Mortgage Pass-Through Certificates, 0.61%, 12/15/2020 - 144A	8,491
11/2005 — 01/2007	$2,873	Countrywide Alternative Loan Trust, 0.56%, 10/25/2035	2,873
11/2006	$2,535	Credit Suisse Mortgage Capital Certificates, 1.12%, 09/15/2021 - 144A	2,535
02/2003	$38,539	CS First Boston Mortgage Securities Corp., 4.01%, 03/15/2035 - 144A	407
04/2007	$20,040	Deutsche Alt-A Securities, Inc., 5.54%, 02/25/2036	20,054
08/1996	$11	DLJ Mortgage Acceptance Corp. - Class B1, 7.25%, 09/18/2011 - 144A	11
08/1996	$4	DLJ Mortgage Acceptance Corp. - Class B2, 7.25%, 09/18/2011 - 144A	4
06/2003	$558	First Franklin Mortgage Loan Asset Backed Certificates, 2.79%, 07/25/2033	558
12/2006	$12,000	Greenwich Capital Commercial Funding Corp., 0.55%, 11/05/2021 - 144A	12,000
04/2007 — 09/2008	$16,518	Indymac Index Mortgage Loan Trust, 0.55%, 06/25/2037	16,518
10/2007	$13,126	Lehman XS Trust, 6.50%, 05/25/2037	13,013
11/2006	$7,200	LNR CDO Ltd., 0.66%, 05/28/2043 - 144A	7,214
07/2004	$24,229	Mach One Trust Commercial Mortgage-Backed, 6.09%, 05/28/2040 - 144A	522
04/2007	$4,000	Marathon Real Estate CDO Ltd., 1.71%, 05/25/2046 - 144A	3,920
10/2006	$11,000	Merrill Lynch Floating Trust, 0.52%, 06/15/2022 -144A	11,000
06/2005	$104,512	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	2,012
11/2006	$4,250	North Street Referenced Linked Notes, 2.09%, 04/28/2011 -144A	4,046
06/2007	$8,500	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	8,468

The aggregate value of these securities at June 30, 2009 was $78,602 which represents 5.51% of total net assets.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Asset & Commercial Mortgage Backed Securities	$107,426	$—	$51,489	$55,937
Corporate Bonds: Investment Grade	55,443	—	55,443	—
Put Options Purchased	580	580	—	—
U.S. Government Agencies	900,152	—	900,152	—
U.S. Government Securities	282,716	—	282,716	—
Short-Term Investments	70,737	57,315	13,422	—

Total	$1,417,054	$57,895	$1,303,222	$55,937

Other Financial Instruments (Q)	$699	$699	$—	$—

Liabilities:
Other Financial Instruments (Q)	$2,033	$2,033	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Transfers In	Balance as of
	December 31,	Realized Gain	Unrealized			and/or Out of	June 30,
	2008	(Loss)	Depreciation		Net Sales	Level 3	2009

Assets:
Asset & Commercial Mortgage Backed Securities	$64,999	$(1,119)	$(4,266	)*	$(2,909)	$(768)	$55,937

Total	$64,999	$(1,119)	$(4,266)		$(2,909)	$(768)	$55,937

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(4,418).

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.9%
	Banks — 4.8%
91	PNC Financial Services Group, Inc.	$3,528
390	Wells Fargo & Co.	9,459

		12,987

	Capital Goods — 8.0%
109	Cummins, Inc.	3,841
375	General Electric Co.	4,394
63	Illinois Tool Works, Inc.	2,334
149	Ingersoll-Rand Co. Class A	3,106
35	Lockheed Martin Corp.	2,823
70	PACCAR, Inc.	2,276
45	Precision Castparts Corp.	3,250

		22,024

	Commercial & Professional Services — 1.0%
101	Waste Management, Inc.	2,833

	Consumer Durables & Apparel — 2.6%
69	Coach, Inc.	1,855
176	Mattel, Inc.	2,825
76	Stanley Works	2,555

		7,235

	Diversified Financials — 10.5%
55	Ameriprise Financial, Inc.	1,330
362	Bank of America Corp.	4,776
138	Bank of New York Mellon Corp.	4,053
60	Goldman Sachs Group, Inc.	8,773
287	JP Morgan Chase & Co.	9,794

		28,726

	Energy — 17.1%
39	Apache Corp.	2,821
59	BP plc ADR	2,823
120	Chevron Corp.	7,923
20	EOG Resources, Inc.	1,338
175	Exxon Mobil Corp.	12,199
113	Marathon Oil Corp.	3,399
63	Newfield Exploration Co. (D)	2,058
94	Occidental Petroleum Corp.	6,186
85	Total S.A. ADR	4,631
85	XTO Energy, Inc.	3,232

		46,610

	Food & Staples Retailing — 3.7%
111	CVS/Caremark Corp.	3,547
96	Kroger Co.	2,119
108	Safeway, Inc.	2,206
101	Sysco Corp.	2,273

		10,145

	Food, Beverage & Tobacco — 4.4%
26	General Mills, Inc.	1,451
88	Nestle S.A. ADR	3,307
78	PepsiCo, Inc.	4,292
69	Philip Morris International, Inc.	2,992

		12,042

	Health Care Equipment & Services — 5.0%
71	Baxter International, Inc.	3,771
75	Cardinal Health, Inc.	2,298
63	Covidien plc	2,362
139	UnitedHealth Group, Inc.	3,462
43	Zimmer Holdings, Inc. (D)	1,836

		13,729

	Household & Personal Products — 0.9%
45	Kimberly-Clark Corp.	2,380

	Insurance — 6.2%
139	ACE Ltd.	6,161
81	AON Corp.	3,067
103	Chubb Corp.	4,120
56	Principal Financial Group, Inc.	1,051
165	Unum Group	2,619

		17,018

	Materials — 3.8%
71	Agrium U.S., Inc.	2,844
90	Cliff’s Natural Resources, Inc.	2,210
104	E.I. DuPont de Nemours & Co.	2,662
58	Mosaic Co.	2,561

		10,277

	Media — 2.1%
306	Comcast Corp. Class A	4,429
56	Viacom, Inc. Class B (D)	1,269

		5,698

	Pharmaceuticals, Biotechnology & Life Sciences — 6.7%
67	Abbott Laboratories	3,166
49	Johnson & Johnson	2,761
399	Pfizer, Inc.	5,988
137	Schering-Plough Corp.	3,441
59	Teva Pharmaceutical Industries Ltd. ADR	2,901

		18,257

	Real Estate — 0.8%
98	Kimco Realty Corp.	985
32	Regency Centers Corp.	1,113

		2,098

	Retailing — 3.2%
85	Gap, Inc.	1,394
89	Home Depot, Inc.	2,106
60	Kohl’s Corp. (D)	2,565
142	Staples, Inc.	2,866

		8,931

	Semiconductors & Semiconductor Equipment — 2.8%
277	Intel Corp.	4,589
145	Texas Instruments, Inc.	3,097

		7,686

	Software & Services — 1.8%
209	Microsoft Corp.	4,973

	Technology Hardware & Equipment — 3.8%
217	Cisco Systems, Inc. (D)	4,039
98	Hewlett-Packard Co.	3,792
135	Ingram Micro, Inc. (D)	2,366

		10,197

	Telecommunication Services — 3.5%
268	AT&T, Inc.	6,668
96	Verizon Communications, Inc.	2,944

		9,612

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Transportation — 0.8%
43	United Parcel Service, Inc. Class B		$2,140

	Utilities — 5.4%
89	Edison International		2,797
46	Entergy Corp.		3,566
49	Exelon Corp.		2,494
57	FPL Group, Inc.		3,263
42	NRG Energy, Inc. (D)		1,095
51	SCANA Corp.		1,659

			14,874

	Total common stocks (cost $296,657)		$270,472

	Total long-term investments (cost $296,657)		$270,472

Principal
Amount

SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $169, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $172)
$169	0.09%, 6/30/2009		$169

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,554, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $1,585)

1,554	0.05%, 6/30/2009		1,554

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $391, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $399)

391	0.09%, 6/30/2009		391
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $585, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $597)
585	0.08%, 6/30/2009		585
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
—	0.03%, 6/30/2009		$—

			2,699

	Total short-term investments (cost $2,699)		$2,699

	Total investments (cost $299,356) (C)	99.9%	$273,171
	Other assets and liabilities	0.1%	350

	Total net assets	100.0%	$273,521

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.1% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $303,116 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,112
Unrealized Depreciation	(46,057)

Net Unrealized Depreciation	$(29,945)

(D)	Currently non-income producing.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$270,472	$270,472	$—	$—
Short-Term Investments	2,699	—	2,699	—

Total	$273,171	$270,472	$2,699	$—

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.8%
	Automobiles & Components — 1.4%
308	TRW Automotive Holdings Corp. (D)	$3,475

	Banks — 2.6%
72	US Bancorp	1,287
222	Wells Fargo & Co.	5,388

		6,675

	Capital Goods — 5.9%
13	Alliant Techsystems, Inc. (D)	1,095
37	AMETEK, Inc.	1,286
75	Deere & Co.	2,989
79	Dover Corp.	2,617
268	General Electric Co.	3,141
33	Lindsay Corp.	1,102
15	Lockheed Martin Corp.	1,202
68	Pentair, Inc.	1,750

		15,182

	Consumer Durables & Apparel — 0.5%
76	Toll Brothers, Inc. (D)	1,288

	Diversified Financials — 9.2%
161	Ameriprise Financial, Inc.	3,910
456	Bank of America Corp.	6,019
317	CIT Group, Inc.	682
104	Invesco Ltd.	1,846
71	JP Morgan Chase & Co.	2,439
174	Oaktree Capital (I)(D)	3,741
246	PennantPark Investment Corp.	1,750
173	TD Ameritrade Holding Corp. (D)	3,034

		23,421

	Energy — 14.8%
21	Apache Corp.	1,537
56	Baker Hughes, Inc.	2,044
38	Cameco Corp.	973
75	Canadian Natural Resources Ltd. ADR	3,942
59	Consol Energy, Inc.	2,014
35	Exxon Mobil Corp.	2,433
146	Newfield Exploration Co. (D)	4,766
72	Noble Energy, Inc.	4,222
42	Overseas Shipholding Group, Inc.	1,413
96	SBM Offshore N.V.	1,644
113	Talisman Energy, Inc.	1,613
90	Total S.A. ADR	4,857
70	Tsakos Energy Navigation Ltd.	1,133
214	USEC, Inc. (D)	1,139
151	Weatherford International Ltd. (D)	2,955
32	XTO Energy, Inc.	1,232

		37,917

	Food & Staples Retailing — 1.7%
93	Kroger Co.	2,042
103	Sysco Corp.	2,318

		4,360

	Food, Beverage & Tobacco — 4.8%
39	Bunge Ltd. Finance Corp.	2,332
2,869	Chaoda Modern Agriculture	1,677
1	Japan Tobacco, Inc.	3,560
1,727	Marine Harvest (D)	1,161
33	Perdigao S.A. (D)	1,268
93	Unilever N.V. NY Shares ADR	2,237

		12,235

	Health Care Equipment & Services — 6.1%
36	Beckman Coulter, Inc.	2,040
76	Cardinal Health, Inc.	2,328
100	CIGNA Corp.	2,399
51	Covidien plc	1,921
81	Medtronic, Inc.	2,822
175	UnitedHealth Group, Inc.	4,362

		15,872

	Insurance — 10.8%
148	ACE Ltd.	6,546
74	Everest Re Group Ltd.	5,296
126	Fidelity National Financial, Inc.	1,710
42	First American Financial Corp.	1,084
32	PartnerRe Ltd.	2,072
91	Platinum Underwriters Holdings Ltd.	2,605
78	Principal Financial Group, Inc.	1,468
107	Reinsurance Group of America, Inc.	3,721
213	Unum Group	3,373

		27,875

	Materials — 2.9%
118	Owens-Illinois, Inc. (D)	3,308
438	Rexam plc	2,060
61	Vale S.A. — SP ADR	1,077
24	Vulcan Materials Co.	1,026

		7,471

	Media — 4.0%
281	Comcast Corp. Class A	4,067
307	Comcast Corp. Special Class A	4,333
205	Virgin Media, Inc.	1,915

		10,315

	Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
131	Alkermes, Inc. (D)	1,414
608	Impax Laboratories, Inc. (D)	4,471
467	King Pharmaceuticals, Inc. (D)	4,499
154	Pfizer, Inc.	2,313
84	Schering-Plough Corp.	2,115
119	Wyeth	5,415

		20,227

	Real Estate — 2.6%
863	Chimera Investment Corp.	3,012
97	Mack-Cali Realty Corp.	2,207
49	Ventas, Inc.	1,469

		6,688

	Retailing — 2.1%
3,040	Buck Holdings L.P. (H)(D)(A)	3,612
81	Home Depot, Inc.	1,909

		5,521

	Semiconductors & Semiconductor Equipment — 1.5%
163	Varian Semiconductor Equipment Associates, Inc. (D)	3,906

	Software & Services — 3.0%
30	CACI International, Inc. Class A (D)	1,273
270	Microsoft Corp.	6,411

		7,684

	Technology Hardware & Equipment — 8.2%
181	Arrow Electronics, Inc. (D)	$3,837
63	Avnet, Inc. (D)	1,319

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Technology Hardware & Equipment — (continued)
272	Cisco Systems, Inc. (D)		$5,078
328	Corning, Inc.		5,274
492	Flextronics International Ltd. (D)		2,022
291	JDS Uniphase Corp. (D)		1,664
230	Solar Cayman Ltd. (H)(D)(A)		1,840

			21,034

	Transportation — 3.4%
720	Delta Air Lines, Inc. (D)		4,168
68	TNT N.V.		1,326
53	United Parcel Service, Inc. Class B		2,631
346	US Airways Group, Inc. (D)		841

			8,966

	Utilities — 4.4%
67	Entergy Corp.		5,155
80	Exelon Corp.		4,076
22	FirstEnergy Corp.		837
55	Northeast Utilities		1,223

			11,291

	Total common stocks (cost $291,991)		$251,403

	Total long-term investments (cost $291,991)		$251,403

Principal
Amount

SHORT-TERM INVESTMENTS — 0.9%
	Repurchase Agreements — 0.9%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $143, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $146)
$143	0.09%, 6/30/2009		$143

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,319, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $1,345)

1,319	0.05%, 6/30/2009		1,319

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $332, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $338)

332	0.09%, 6/30/2009		332
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $497, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $507)
497	0.08%, 6/30/2009		497
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $-, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $—)
—	0.03%, 6/30/2009		—

			2,291

	Total short-term investments (cost $2,291)		$2,291

	Total investments (cost $294,282) (C)	98.7%	$253,694
	Other assets and liabilities	1.3%	3,256

	Total net assets	100.0%	$256,950

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.0% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $301,712 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,891
Unrealized Depreciation	(60,909)

Net Unrealized Depreciation	$(48,018)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $5,452, which represents 2.12% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of this security at June 30, 2009, was $3,741, which represents 1.46% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the

The accompanying notes are an integral part of these financial statements.

security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$3,044
03/2007	230	Solar Cayman Ltd. — 144A	3,213

The aggregate value of these securities at June 30, 2009 was $5,452 which represents 2.12% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$57	$57	07/01/09	$—
Hong Kong Dollar (Sell)	249	249	07/06/09	—
Swiss Franc (Sell)	1,881	1,884	07/01/09	3

				$3

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$251,403	$230,782	$11,428	$9,193
Short-Term Investments	2,291	—	2,291	—

Total	$253,694	$230,782	$13,719	$9,193

Other Financial Instruments (Q)	$3	$—	$3	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of		Change in			Balance as of
	December 31,	Realized Gain	Unrealized		Transfers In and/or	June 30,
	2008	(Loss)	Appreciation	Net Sales	Out of Level 3	2009
Assets:
Common Stock	$14,309	$(31)	$527 *	$(253)	$(5,359)	$9,193

Total	$14,309	$(31)	$527	$(253)	$(5,359)	$9,193

*	Change in unrealized gains or losses relating to assets still held at June 30, 2009 was $527.

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity	Dividend and Growth
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$3,853,375	$8,206,696	$1,018,587	$4,313,524
Cash	20,280	2,699	2,845 *	1
Foreign currency on deposit with custodian #	—	1,213	—	—
Unrealized appreciation on forward foreign currency contracts	—	55	—	—
Receivables:
Investment securities sold	18,424	88,407	5,227	38,417
Fund shares sold	—	2,307	236	2,966
Dividends and interest	16,196	16,403	1,656	4,942
Variation margin	—	—	—	—
Other assets	34	54	7	29

Total assets	3,908,309	8,317,834	1,028,558	4,359,879

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	2	—	—
Bank overdraft — foreign currency	—	—	—	—
Payables:
Investment securities purchased	42,061	117,037	—	41,986
Fund shares redeemed	2,639	3,525	422	2,744
Variation margin	—	—	—	—
Investment management fees	218	488	72	264
Administrative services fee	106	224	28	118
Distribution fees	18	48	5	25
Accrued expenses	369	557	90	309
Written options	—	—	92	—

Total liabilities	45,411	121,881	709	45,446

Net assets	$3,862,898	$8,195,953	$1,027,849	$4,314,433

Summary of Net Assets:
Capital stock and paid-in-capital	$5,678,899	$12,084,265	$1,468,527	$5,229,042
Accumulated undistributed (distributions in excess of) net investment income (loss)	50,919	(15,561)	9,920	57,324
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,543,848)	(3,232,918)	(346,996)	(753,862)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(323,072)	(639,833)	(103,602)	(218,071)

Net assets	$3,862,898	$8,195,953	$1,027,849	$4,314,433

Shares authorized	9,500,000	5,000,000	3,500,000	4,000,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$15.00	$29.27	$8.86	$14.76

Shares outstanding	222,113	232,359	98,103	243,135

Net assets	$3,332,565	$6,800,106	$869,437	$3,587,572

Class IB: Net asset value per share	$15.16	$29.00	$8.81	$14.71

Shares outstanding	34,983	48,130	17,983	49,423

Net assets	$530,333	$1,395,847	$158,412	$726,861

@ Cost of securities	$4,176,434	$8,846,666	$1,122,334	$4,531,595

# Cost of foreign currency on deposit with custodian	$—	$1,213	$—	$—

*	Cash of $2,844 is pledged as collateral for open put options.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Equity Income	Fundamental Growth	Global Advisers	Global Equity	Global Growth	Global Health	Growth	Growth Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$256,873	$59,046	$217,904	$82,313	$534,929	$195,557	$288,800	$847,485
1	—	1,033	113 *	—	1	—	—
—	—	—	5	—	—	—	—
—	—	277	1	22	—	—	—

—	884	8,016	1,386	12,496	983	6,724	47,444
102	60	76	—	277	60	109	574
573	33	850	216	501	137	273	528
—	—	124	—	—	—	—	—
1	1	1	12	2	2	2	6

257,550	60,024	228,281	84,046	548,227	196,740	295,908	896,037

—	—	541	—	18	—	—	—
—	—	—	—	17	—	8	—

1,533	801	13,152	1,302	12,423	109	4,913	8,872
140	13	232	167	258	277	1,966	733
—	—	35	2	—	—	—	—
22	5	17	—	40	18	25	74
7	1	6	2	15	5	8	—
1	1	1	1	4	2	3	4
27	15	33	13	57	19	32	66
—	—	—	—	—	—	—	—

1,730	836	14,017	1,487	12,832	430	6,955	9,749

$255,820	$59,188	$214,264	$82,559	$535,395	$196,310	$288,953	$886,288

$337,308	$91,402	$276,297	$150,150	$808,091	$259,084	$397,062	$1,342,381

4,922	514	1,658	700	3,116	606	947	3,698

(50,069)	(30,530)	(66,208)	(63,034)	(264,789)	(35,466)	(98,681)	(452,166)

(36,341)	(2,198)	2,517	(5,257)	(11,023)	(27,914)	(10,375)	(7,625)

$255,820	$59,188	$214,264	$82,559	$535,395	$196,310	$288,953	$886,288

800,000	800,000	1,000,000	800,000	3,400,000	800,000	800,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$8.95	$6.61	$9.06	$6.95	$11.12	$10.81	$8.33	$17.74

24,779	5,996	19,819	7,440	38,106	12,867	25,314	43,268

$221,769	$39,638	$179,588	$51,673	$423,689	$139,034	$210,974	$767,592

$8.95	$6.56	$9.02	$6.93	$11.05	$10.59	$8.20	$17.55

3,806	2,979	3,842	4,458	10,111	5,409	9,512	6,763

$34,051	$19,550	$34,676	$30,886	$111,706	$57,276	$77,979	$118,696

$293,214	$61,244	$215,690	$87,570	$545,978	$223,470	$299,177	$855,109

$—	$—	$—	$5	$—	$—	$—	$—

*	Cash of $36 is pledged as collateral for open futures contracts.

 Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	High Yield	Index	International Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$570,281	$838,561	$361,590	$1,258,302
Cash	1,363	—	204	—
Foreign currency on deposit with custodian #	1,442	—	—	3,921
Unrealized appreciation on forward foreign currency contracts	—	—	16	21
Receivables:
Investment securities sold	19,787	685	6,435	17,057
Fund shares sold	562	226	41	1,303
Dividends and interest	11,528	1,135	1,520	4,025
Variation margin	—	4	—	—
Other assets	5	15	1	6

Total assets	604,968	840,626	369,807	1,284,635

Liabilities:
Unrealized depreciation on forward foreign currency contracts	226	—	14	46
Bank overdraft — foreign currency	—	—	10	—
Payables:
Investment securities purchased	30,685	1,437	2,924	28,141
Fund shares redeemed	307	492	904	829
Variation margin	—	87	—	—
Investment management fees	39	12	32	85
Administrative services fee	16	23	10	35
Distribution fees	5	5	3	7
Accrued expenses	45	78	55	124

Total liabilities	31,323	2,134	3,952	29,267

Net assets	$573,645	$838,492	$365,855	$1,255,368

Summary of Net Assets:
Capital stock and paid-in-capital	$728,607	$1,090,131	$805,075	$1,829,933
Accumulated undistributed (distributions in excess of) net investment income (loss)	26,731	10,318	5,287	17,828
Accumulated net realized gain (loss) on investments and foreign currency transactions	(167,719)	(50,252)	(458,640)	(617,111)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(13,974)	(211,705)	14,133	24,718

Net assets	$573,645	$838,492	$365,855	$1,255,368

Shares authorized	2,800,000	4,000,000	800,000	2,625,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$6.97	$19.33	$6.11	$9.08

Shares outstanding	59,424	36,347	45,229	116,880

Net assets	$414,307	$702,685	$276,199	$1,061,384

Class IB: Net asset value per share	$6.90	$19.24	$6.07	$9.18

Shares outstanding	23,084	7,059	14,775	21,126

Net assets	$159,338	$135,807	$89,656	$193,984

@ Cost of securities	$584,043	$1,049,995	$347,466	$1,233,657

# Cost of foreign currency on deposit with custodian	$1,430	$—	$—	$3,921

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value	Money Market	Small Company	SmallCap Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$173,759	$100,897	$1,759,703	$85,562	$417,737	$4,413,169	$1,061,807	$474,794
47	1	—	1	1	—	1,798	150
3	—	—	—	—	—	—	—
4	—	—	—	3	—	—	—

2,970	29,044	11,717	28,850	2,303	—	184,477	14,933
62	34	2,110	533	8	3,394	3,530	373
530	91	1,580	52	428	4,975	333	226
—	—	—	—	—	—	7	1
1	—	7	1	10	798	8	2

177,376	130,067	1,775,117	114,999	420,490	4,422,336	1,251,960	490,479

9	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

3,033	29,425	2,864	29,383	1,487	—	188,142	15,200
150	30	501	176	258	16,823	629	445
—	6	—	4	—	—	16	1
16	9	115	9	35	122	74	41
5	—	48	—	12	122	29	—
1	—	5	1	4	23	6	4
23	8	108	8	42	79	72	49

3,237	29,478	3,641	29,581	1,838	17,169	188,968	15,740

$174,139	$100,589	$1,771,476	$85,418	$418,652	$4,405,167	$1,062,992	$474,739

$300,042	$182,179	$2,385,607	$107,383	$650,318	$4,416,241	$1,528,679	$728,076

1,556	481	5,395	98	2,446	1,955	(349)	120

(128,731)	(83,366)	(544,054)	(26,389)	(177,720)	(13,029)	(496,488)	(216,752)

1,272	1,295	(75,472)	4,326	(56,392)	—	31,150	(36,705)

$174,139	$100,589	$1,771,476	$85,418	$418,652	$4,405,167	$1,062,992	$474,739

800,000	700,000	2,400,000	800,000	1,200,000	14,000,000	1,500,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$9.20	$11.01	$17.32	$6.30	$6.44	$1.00	$11.58	$12.60

14,591	8,782	93,465	10,799	45,663	3,732,314	76,497	27,982

$134,222	$96,686	$1,618,370	$68,033	$294,255	$3,723,023	$886,019	$352,500

$9.12	$10.98	$17.13	$6.29	$6.42	$1.00	$11.31	$12.55

4,378	356	8,939	2,765	19,387	683,926	15,650	9,743

$39,917	$3,903	$153,106	$17,385	$124,397	$682,144	$176,973	$122,239

$172,485	$99,590	$1,835,175	$81,240	$474,129	$4,413,169	$1,030,502	$511,486

$3	$—	$—	$—	$—	$—	$—	$—

 Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market)@	$64,055	$2,123,241	$4,065,145	$1,417,054
Cash	60 *	1	40,976	305
Foreign currency on deposit with custodian #	—	—	9,811	2
Unrealized appreciation on forward foreign currency contracts	—	3	548	—
Receivables:
Investment securities sold	6,796	13,282	54,809	1,068
Fund shares sold	29	—	4,392	357
Dividends and interest	101	2,092	38,166	11,247
Variation margin	1	—	300	395
Swap premiums paid	—	—	16,881	—
Other assets	9	26	31	22

Total assets	71,051	2,138,645	4,231,059	1,430,450

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	1,078	—
Unrealized depreciation on swap contracts	—	—	2,249	—
Bank overdraft — U.S. Dollars	—	—	—	—
Bank overdraft — foreign currency	—	—	—	—
Payables:
Investment securities purchased	7,003	8,541	64,123	—
Fund shares redeemed	52	1,420	1,825	2,746
Variation margin	2	—	43	393
Investment management fees	8	79	148	88
Administrative services fee	—	59	114	—
Distribution fees	—	10	26	10
Accrued expenses	11	200	207	65
Written options	—	—	—	344

Total liabilities	7,076	10,309	69,813	3,646

Net assets	$63,975	$2,128,336	$4,161,246	$1,426,804

Summary of Net Assets:
Capital stock and paid-in-capital	$93,843	$3,692,627	$4,591,230	$1,592,075
Accumulated undistributed (distributions in excess of) net investment income (loss)	556	19,572	83,180	29,672
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,561)	(1,276,335)	(392,745)	(42,962)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(10,863)	(307,528)	(120,419)	(151,981)

Net assets	$63,975	$2,128,336	$4,161,246	$1,426,804

Shares authorized	700,000	4,000,000	5,000,000	700,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$7.46	$28.99	$10.21	$10.26

Shares outstanding	7,986	63,360	334,427	110,577

Net assets	$59,603	$1,837,012	$3,415,942	$1,134,115

Class IB: Net asset value per share	$7.41	$28.93	$10.16	$10.22

Shares outstanding	590	10,069	73,380	28,653

Net assets	$4,372	$291,324	$745,304	$292,689

@ Cost of securities	$74,907	$2,430,763	$4,180,779	$1,567,701

# Cost of foreign currency on deposit with custodian	$—	$—	$9,631	$2

*	Cash of $60 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford
Value	Value Opportunities
HLS Fund	HLS Fund

$273,171	$253,694
1	—
—	—
—	3

—	6,376
47	170
422	346
—	—
—	—
2	8

273,643	260,597

—	—
—	—
—	—
—	—

—	3,206
66	389
—	—
23	22
8	—
2	2
23	28
—	—

122	3,647

$273,521	$256,950

$347,507	$466,740

3,671	1,787

(51,472)	(170,986)

(26,185)	(40,591)

$273,521	$256,950

800,000	700,000

$0.001	$0.001

$7.98	$9.96

27,005	21,020

$215,583	$209,359

$7.97	$9.91

7,273	4,800

$57,938	$47,591

$299,356	$294,282

$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity	Dividend and Growth
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$27,914	$72,538	$11,979	$66,682
Interest	30,392	4,731	205	61
Securities lending	—	—	—	—
Less: Foreign tax withheld	(629)	(3,946)	—	(1,668)

Total investment income, net	57,677	73,323	12,184	65,075

Expenses:
Investment management fees	7,576	15,654	2,474	8,969
Administrative services fees	3,682	7,176	965	4,017
Distribution fees — Class IB	634	1,558	190	865
Custodian fees	33	158	8	6
Accounting services	295	624	58	281
Board of Directors’ fees	52	94	13	57
Audit fees	46	81	13	50
Other expenses	395	688	100	408

Total expenses (before waivers and fees paid indirectly)	12,713	26,033	3,821	14,653
Expense waivers	—	—	—	—
Commission recapture	(139)	(296)	(3)	(45)
Custodian fee offset	(20)	—	—	—

Total waivers and fees paid indirectly	(159)	(296)	(3)	(45)

Total expenses, net	12,554	25,737	3,818	14,608

Net investment income (loss)	45,123	47,586	8,366	50,467

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(734,309)	(1,147,064)	(117,753)	(481,631)
Net realized loss on futures	(573)	—	(1,048)	—
Net realized gain on written options	—	—	931	—
Net realized gain (loss) on forward foreign currency contracts	355	83	—	—
Net realized gain (loss) on other foreign currency transactions	(409)	(167)	—	—

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(734,936)	(1,147,148)	(117,870)	(481,631)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,016,419	2,162,657	153,002	519,199
Net unrealized appreciation (depreciation) of futures	—	—	(470)	—
Net unrealized depreciation of written options	—	—	(3)	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(25)	(78)	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	7	132	—	—

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,016,401	2,162,711	152,529	519,199

Net Gain (Loss) on Investments	281,465	1,015,563	34,659	37,568

Net Increase (Decrease) in Net Assets Resulting from Operations	$326,588	$1,063,149	$43,025	$88,035

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Equity Income	Fundamental Growth	Global Advisers	Global Equity	Global Growth	Global Health	Growth	Growth Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$5,207	$418	$1,398	$1,204	$5,513	$1,603	$2,146	$5,946
3	1	1,628	4	22	2	4	47
—	—	—	—	—	—	—	12
(99)	(1)	(137)	(101)	(544)	(84)	(62)	(152)

5,111	418	2,889	1,107	4,991	1,521	2,088	5,853

753	156	598	271	1,380	663	851	2,516
241	52	208	72	504	204	274	—
41	22	42	34	132	70	97	142
5	5	18	31	20	8	8	12
12	3	19	6	35	10	14	—
4	1	3	1	7	3	4	12
5	3	5	5	8	5	5	12
25	6	21	15	66	36	41	106

1,086	248	914	435	2,152	999	1,294	2,800
—	—	—	(36)	—	—	—	—
(4)	(1)	(2)	(2)	(7)	(8)	(10)	(57)
—	—	—	—	—	—	—	—

(4)	(1)	(2)	(38)	(7)	(8)	(10)	(57)

1,082	247	912	397	2,145	991	1,284	2,743

4,029	171	1,977	710	2,846	530	804	3,110

(40,558)	(10,297)	(23,998)	(17,787)	(111,687)	(30,481)	(58,147)	(189,595)
—	—	(2,949)	(21)	—	—	—	—
—	—	—	—	—	—	—	—
(11)	—	(1,557)	(8)	224	92	(55)	99
10	—	(1,163)	11	(204)	(76)	58	(113)

(40,559)	(10,297)	(29,667)	(17,805)	(111,667)	(30,465)	(58,144)	(189,609)

27,526	15,660	36,719	25,288	151,852	28,611	84,580	218,309
—	—	1,058	(9)	—	—	—	—
—	—	—	—	—	—	—	—

—	—	1,984	(7)	3	—	—	—

—	—	351	2	32	—	1	(1)

27,526	15,660	40,112	25,274	151,887	28,611	84,581	218,308

(13,033)	5,363	10,445	7,469	40,220	(1,854)	26,437	28,699

$(9,004)	$5,534	$12,422	$8,179	$43,066	$(1,324)	$27,241	$31,809

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	High Yield	Index	International Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$—	$10,350	$7,558	$23,682
Interest	27,451	16	9	39
Securities lending	—	—	3	—
Less: Foreign tax withheld	—	—	(961)	(2,728)

Total investment income, net	27,451	10,366	6,609	20,993

Expenses:
Investment management fees	1,217	391	1,131	2,810
Administrative services fees	488	782	356	1,119
Distribution fees — Class IB	173	158	118	211
Custodian fees	5	13	38	56
Accounting services	44	39	29	89
Board of Directors’ fees	6	11	5	15
Audit fees	7	11	7	15
Treasury guarantee insurance	—	—	—	—
Other expenses	49	85	67	161

Total expenses (before waivers and fees paid indirectly)	1,989	1,490	1,751	4,476
Expense waivers	—	—	—	—
Commission recapture	—	—	(19)	(20)
Custodian fee offset	—	—	—	—

Total waivers and fees paid indirectly	—	—	(19)	(20)

Total expenses, net	1,989	1,490	1,732	4,456

Net investment income (loss)	25,462	8,876	4,877	16,537

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(41,689)	(18,453)	(29,879)	(164,485)
Net realized gain on futures	1,154	1,537	—	—
Net realized gain (loss) on forward foreign currency contracts	(27)	—	(1,023)	(1,292)
Net realized gain (loss) on other foreign currency transactions	(52)	—	943	1,329

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(40,614)	(16,916)	(29,959)	(164,448)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	111,796	28,818	35,733	231,862
Net unrealized depreciation of futures	(1,300)	(451)	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(4)	—	2	(11)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(28)	—	6	156

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	110,464	28,367	35,741	232,007

Net Gain (Loss) on Investments	69,850	11,451	5,782	67,559

Net Increase in Net Assets Resulting from Operations	$95,312	$20,327	$10,659	$84,096

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value	Money Market	Small Company	SmallCap Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$2,566	$777	$10,465	$358	$3,509	$—	$3,228	$1,230
2	1	57	2	3	11,018	21	13
—	—	—	—	—	—	29	12
(273)	—	—	—	(22)	—	(5)	—

2,295	778	10,522	360	3,490	11,018	3,273	1,255

491	293	3,943	240	1,178	4,935	2,397	1,324
151	—	1,651	—	388	4,946	933	—
42	4	190	15	145	931	204	137
26	5	11	5	10	3	26	20
12	—	99	—	20	247	56	—
3	1	22	1	6	73	12	6
5	4	21	3	7	62	13	7
—	—	—	—	—	1,253	—	—
21	10	166	5	64	431	100	54

751	317	6,103	269	1,818	12,881	3,741	1,548
—	—	—	—	—	(2,722)	—	—
(3)	—	(86)	—	(15)	—	(124)	(8)
—	—	—	—	—	(1)	—	—

(3)	—	(86)	—	(15)	(2,723)	(124)	(8)

748	317	6,017	269	1,803	10,158	3,617	1,540

1,547	461	4,505	91	1,687	860	(344)	(285)

(47,214)	(13,933)	(268,053)	(6,375)	(68,133)	3	(191,580)	(68,207)
—	133	—	324	—	—	3,684	109
(121)	—	(88)	—	60	—	(75)	—
24	—	95	—	(71)	—	69	—

(47,311)	(13,800)	(268,046)	(6,051)	(68,144)	3	(187,902)	(68,098)

60,203	23,518	370,113	16,429	103,504	—	241,263	105,244
—	(39)	—	(32)	—	—	(581)	(49)

(3)	—	—	—	3	—	(8)	—

(5)	—	—	—	(3)	—	4	—

60,195	23,479	370,113	16,397	103,504	—	240,678	105,195

12,884	9,679	102,067	10,346	35,360	3	52,776	37,097

$14,431	$10,140	$106,572	$10,437	$37,047	$863	$52,432	$36,812

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$624	$21,893	$—	$—
Interest	9	94	108,952	32,734
Securities lending	—	—	—	—
Less: Foreign tax withheld	—	(547)	—	—

Total investment income, net	633	21,440	108,952	32,734

Expenses:
Investment management fees	251	2,672	5,123	3,403
Administrative services fees	—	1,964	3,925	—
Distribution fees — Class IB	4	338	901	392
Custodian fees	7	18	28	3
Accounting services	—	98	353	—
Board of Directors’ fees	1	27	52	22
Audit fees	3	25	47	20
Other expenses	18	244	338	132

Total expenses (before waivers and fees paid indirectly)	284	5,386	10,767	3,972
Commission recapture	—	(114)	—	—
Custodian fee offset	—	—	—	—

Total waivers and fees paid indirectly	—	(114)	—	—

Total expenses, net	284	5,272	10,767	3,972

Net investment income (loss)	349	16,168	98,185	28,762

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(8,421)	(515,218)	(162,774)	11,820
Net realized gain (loss) on futures	112	—	702	(16,988)
Net realized loss on written options	—	—	—	(666)
Net realized loss on swap contracts	—	—	(628)	—
Net realized gain (loss) on forward foreign currency contracts	—	278	5,670	(27)
Net realized gain (loss) on other foreign currency transactions	—	(303)	817	169

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(8,309)	(515,243)	(156,213)	(5,692)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	8,567	719,658	328,392	(7,779)
Net unrealized depreciation of futures	(30)	—	(2,871)	(5,423)
Net unrealized appreciation of written options	—	—	—	364
Net unrealized depreciation of swap contracts	—	—	(749)	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	—	(22)	1,850	493
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	4	1,829	(1,703)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	8,537	719,640	328,451	(14,048)

Net Gain (Loss) on Investments	228	204,397	172,238	(19,740)

Net Increase in Net Assets Resulting from Operations	$577	$220,565	$270,423	$9,022

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford
Value	Value Opportunities
HLS Fund	HLS Fund

$3,858	$2,355
3	5
—	1
(39)	(56)

3,822	2,305

801	741
257	—
69	53
4	9
13	—
4	4
6	5
26	25

1,180	837
(9)	(5)
—	—

(9)	(5)

1,171	832

2,651	1,473

(35,187)	(50,043)
—	—
—	—
—	—
—	106
—	(114)

(35,187)	(50,051)

37,503	76,753
—	—
—	—
—	—

—	3

—	(7)

37,503	76,749

2,316	26,698

$4,967	$28,171

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

			Hartford
	Hartford		Capital Appreciation
	Advisers		HLS Fund
	HLS Fund		For the
	For the		Six-Month
	Six-Month Period Ended	For the Year	Period Ended	For the
	June 30, 2009	Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$45,123	$137,734	$47,586	$125,222
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(734,936)	(752,411)	(1,147,148)	(2,043,113)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	1,016,401	(1,448,267)	2,162,711	(4,503,815)

Net increase (decrease) in net assets resulting from operations	326,588	(2,062,944)	1,063,149	(6,421,706)

Distributions to Shareholders:
From net investment income
Class IA	—	(139,941)	—	(166,956)
Class IB	—	(20,362)	—	(30,787)
From net realized gain on investments
Class IA	—	(30,655)	—	(938,545)
Class IB	—	(5,074)	—	(219,929)

Total distributions	—	(196,032)	—	(1,356,217)

Capital Share Transactions:
Class IA
Sold	23,061	116,973	405,431	956,013
Issued on reinvestment of distributions	—	170,596	—	1,105,501
Redeemed	(377,575)	(1,235,301)	(506,828)	(1,832,987)

Total capital share transactions	(354,514)	(947,732)	(101,397)	228,527

Class IB
Sold	7,057	45,838	56,711	275,690
Issued on reinvestment of distributions	—	25,436	—	250,716
Redeemed	(69,758)	(282,515)	(135,559)	(721,700)

Total capital share transactions	(62,701)	(211,241)	(78,848)	(195,294)

Net increase (decrease) from capital share transactions	(417,215)	(1,158,973)	(180,245)	33,233

Net increase (decrease) in net assets	(90,627)	(3,417,949)	882,904	(7,744,690)

Net Assets:
Beginning of period	3,953,525	7,371,474	7,313,049	15,057,739

End of period	$3,862,898	$3,953,525	$8,195,953	$7,313,049

Accumulated undistributed (distribution in excess of) net investment income	$50,919	$5,796	$(15,561)	$(63,147)

Shares:
Class IA
Sold	1,713	6,258	15,839	25,491
Issued on reinvestment of distributions	—	11,601	—	27,446
Redeemed	(28,298)	(69,104)	(20,969)	(46,572)

Total share activity	(26,585)	(51,245)	(5,130)	6,365

Class IB
Sold	506	2,395	2,213	6,314
Issued on reinvestment of distributions	—	1,697	—	6,168
Redeemed	(5,157)	(15,458)	(5,591)	(17,382)

Total share activity	(4,651)	(11,366)	(3,378)	(4,900)

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Disciplined Equity		Dividend and Growth		Equity Income		Fundamental Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$8,366	$16,289	$50,467	$129,268	$4,029	$10,917	$171	$345

(117,870)	(218,077)	(481,631)	(264,886)	(40,559)	(9,496)	(10,297)	(20,013)

152,529	(458,548)	519,199	(2,110,000)	27,526	(123,062)	15,660	(23,193)

43,025	(660,336)	88,035	(2,245,618)	(9,004)	(121,641)	5,534	(42,861)

—	(14,060)	—	(108,479)	—	(9,570)	—	(145)
—	(2,093)	—	(20,732)	—	(1,431)	—	—

—	(120,237)	—	(102,838)	—	(19,944)	—	(6,480)
—	(25,188)	—	(24,561)	—	(3,405)	—	(3,226)

—	(161,578)	—	(256,610)	—	(34,350)	—	(9,851)

34,769	98,985	183,692	550,662	17,001	38,100	6,755	37,812
—	134,297	—	211,317	—	29,514	—	6,625
(71,159)	(249,432)	(300,728)	(946,202)	(24,402)	(87,980)	(6,140)	(33,217)

(36,390)	(16,150)	(117,036)	(184,223)	(7,401)	(20,366)	615	11,220

6,161	19,992	22,529	106,679	4,096	8,095	2,660	13,636
—	27,281	—	45,293	—	4,836	—	3,226
(19,594)	(81,091)	(84,847)	(403,920)	(6,733)	(24,825)	(3,306)	(15,706)

(13,433)	(33,818)	(62,318)	(251,948)	(2,637)	(11,894)	(646)	1,156

(49,823)	(49,968)	(179,354)	(436,171)	(10,038)	(32,260)	(31)	12,376

(6,798)	(871,882)	(91,319)	(2,938,399)	(19,042)	(188,251)	5,503	(40,336)

1,034,647	1,906,529	4,405,752	7,344,151	274,862	463,113	53,685	94,021

$1,027,849	$1,034,647	$4,314,433	$4,405,752	$255,820	$274,862	$59,188	$53,685

$9,920	$1,554	$57,324	$6,857	$4,922	$893	$514	$343

4,257	8,609	13,523	29,615	2,073	3,241	1,094	3,844
—	11,409	—	12,502	—	2,670	—	680
(8,903)	(21,365)	(22,952)	(51,011)	(3,038)	(7,468)	(1,072)	(3,872)

(4,646)	(1,347)	(9,429)	(8,894)	(965)	(1,557)	22	652

751	1,607	1,664	5,386	493	714	429	1,428
—	2,304	—	2,633	—	434	—	333
(2,477)	(6,909)	(6,428)	(21,227)	(830)	(2,091)	(563)	(1,816)

(1,726)	(2,998)	(4,764)	(13,208)	(337)	(943)	(134)	(55)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Global Advisers		Global Equity
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the Year	Period Ended	For the Period
	June 30, 2009	Ended	June 30, 2009	January 31, 2008*
	(Unaudited)	December 31, 2008	(Unaudited)	through December 31, 2008
Operations:
Net investment income (loss)	$1,977	$5,756	$710	$534
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(29,667)	(28,992)	(17,805)	(18,093)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	40,112	(98,438)	25,274	(28,474)

Net increase (decrease) in net assets resulting from operations	12,422	(121,674)	8,179	(46,033)

Distributions to Shareholders:
From net investment income
Class IA	—	(11,289)	—	(354)
Class IB	—	(2,077)	—	(194)
From net realized gain on investments
Class IA	—	(4,823)	—	—
Class IB	—	(1,018)	—	—
From tax-return of capital
Class IA	—	—	—	(99)
Class IB	—	—	—	(63)

Total distributions	—	(19,207)	—	(710)

Capital Share Transactions:
Class IA
Sold	9,338	39,422	6,042	24,228
Issued in merger	—	—	—	84,930
Issued on reinvestment of distributions	—	16,112	—	453
Redeemed	(27,069)	(68,531)	(8,176)	(31,777)

Total capital share transactions	(17,731)	(12,997)	(2,134)	77,834

Class IB
Sold	3,137	16,785	3,189	3,470
Issued in merger	—	—	—	51,765
Issued on reinvestment of distributions	—	3,095	—	257
Redeemed	(6,684)	(27,104)	(6,310)	(6,948)

Total capital share transactions	(3,547)	(7,224)	(3,121)	48,544

Net increase (decrease) from capital share transactions	(21,278)	(20,221)	(5,255)	126,378

Net increase (decrease) in net assets	(8,856)	(161,102)	2,924	79,635

Net Assets:
Beginning of period	223,120	384,222	79,635	—

End of period	$214,264	$223,120	$82,559	$79,635

Accumulated undistributed (distribution in excess of) net investment income	$1,658	$(319)	$700	$(10)

Shares:
Class IA
Sold	1,109	3,217	940	2,566
Issued in merger	—	—	—	9,003
Issued on reinvestment of distributions	—	1,701	—	73
Redeemed	(3,263)	(6,232)	(1,399)	(3,743)

Total share activity	(2,154)	(1,314)	(459)	7,899

Class IB
Sold	370	1,393	506	431
Issued in merger	—	—	—	5,495
Issued on reinvestment of distributions	—	324	—	42
Redeemed	(805)	(2,404)	(1,092)	(924)

Total share activity	(435)	(687)	(586)	5,044

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Global Growth		Global Health		Growth		Growth Opportunities
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$2,846	$5,780	$530	$1,136	$804	$822	$3,110	$5,544

(111,667)	(152,347)	(30,465)	10,135	(58,144)	(39,600)	(189,609)	(261,459)

151,887	(487,908)	28,611	(104,154)	84,581	(182,874)	218,308	(494,265)

43,066	(634,475)	(1,324)	(92,883)	27,241	(221,652)	31,809	(750,180)

—	(4,785)	—	(1,001)	—	(748)	—	(4,411)
—	(775)	—	(132)	—	—	—	(203)

—	(29,584)	—	(11,812)	—	(10,810)	—	(45,855)
—	(8,357)	—	(4,194)	—	(4,725)	—	(8,404)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	(43,501)	—	(17,139)	—	(16,283)	—	(58,873)

13,657	71,448	9,380	31,638	15,056	53,023	56,200	216,584
—	—	—	—	—	—	—	—
—	34,369	—	12,813	—	11,558	—	50,266
(43,444)	(184,771)	(47,787)	(73,289)	(27,929)	(84,088)	(69,387)	(243,707)

(29,787)	(78,954)	(38,407)	(28,838)	(12,873)	(19,507)	(13,187)	23,143

5,401	31,692	3,619	14,778	3,834	21,162	9,466	55,321
—	—	—	—	—	—	—	—
—	9,132	—	4,326	—	4,725	—	8,607
(14,694)	(81,116)	(8,745)	(34,536)	(14,962)	(61,704)	(18,581)	(94,271)

(9,293)	(40,292)	(5,126)	(15,432)	(11,128)	(35,817)	(9,115)	30,343

(39,080)	(119,246)	(43,533)	(44,270)	(24,001)	(55,324)	(22,302)	(7,200)

3,986	(797,222)	(44,857)	(154,292)	3,240	(293,259)	9,507	(816,253)

531,409	1,328,631	241,167	395,459	285,713	578,972	876,781	1,693,034

$535,395	$531,409	$196,310	$241,167	$288,953	$285,713	$886,288	$876,781

$3,116	$270	$606	$76	$947	$143	$3,698	$588

1,332	4,465	917	2,280	2,002	4,967	3,457	8,780
—	—	—	—	—	—	—	—
—	2,004	—	1,192	—	968	—	1,860
(4,428)	(11,158)	(4,856)	(5,478)	(3,768)	(7,898)	(4,337)	(9,712)

(3,096)	(4,689)	(3,939)	(2,006)	(1,766)	(1,963)	(880)	928

528	1,976	364	1,076	518	1,963	588	2,152
—	—	—	—	—	—	—	—
—	513	—	410	—	389	—	309
(1,504)	(4,866)	(892)	(2,559)	(2,020)	(5,748)	(1,159)	(3,689)

(976)	(2,377)	(528)	(1,073)	(1,502)	(3,396)	(571)	(1,228)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford High Yield		Hartford Index
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the Year	Period Ended	For the
	June 30, 2009	Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$25,462	$51,455	$8,876	$25,142
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(40,614)	(104,088)	(16,916)	(1,579)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	110,464	(96,993)	28,367	(576,370)

Net increase (decrease) in net assets resulting from operations	95,312	(149,626)	20,327	(552,807)

Distributions to Shareholders:
From net investment income
Class IA	—	(36,994)	—	(21,266)
Class IB	—	(15,413)	—	(3,640)
From net realized gain on investments
Class IA	—	—	—	(24,970)
Class IB	—	—	—	(4,911)
From tax-return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	—	(52,407)	—	(54,787)

Capital Share Transactions:
Class IA
Sold	104,566	75,111	58,065	82,038
Issued on reinvestment of distributions	—	36,994	—	46,236
Redeemed	(52,280)	(137,520)	(90,461)	(292,603)

Total capital share transactions	52,286	(25,415)	(32,396)	(164,329)

Class IB
Sold	35,375	34,771	13,175	41,948
Issued on reinvestment of distributions	—	15,413	—	8,551
Redeemed	(27,772)	(87,247)	(18,709)	(85,275)

Total capital share transactions	7,603	(37,063)	(5,534)	(34,776)

Net increase (decrease) from capital share transactions	59,889	(62,478)	(37,930)	(199,105)

Net increase (decrease) in net assets	155,201	(264,511)	(17,603)	(806,699)

Net Assets:
Beginning of period	418,444	682,955	856,095	1,662,794

End of period	$573,645	$418,444	$838,492	$856,095

Accumulated undistributed (distribution in excess of) net investment income	$26,731	$1,269	$10,318	$1,442

Shares:
Class IA
Sold	16,504	9,534	3,323	3,273
Issued on reinvestment of distributions	—	6,801	—	2,143
Redeemed	(8,349)	(16,982)	(5,266)	(11,223)

Total share activity	8,155	(647)	(1,943)	(5,807)

Class IB
Sold	5,612	4,423	747	1,603
Issued on reinvestment of distributions	—	2,855	—	394
Redeemed	(4,479)	(10,679)	(1,073)	(3,274)

Total share activity	1,133	(3,401)	(326)	(1,277)

The accompanying notes are an integral part of these financial statements.

Hartford International		Hartford International		Hartford International		Hartford LargeCap
Growth HLS Fund		Opportunities HLS Fund		Small Company HLS Fund		Growth HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$4,877	$9,142	$16,537	$40,227	$1,547	$4,749	$461	$1,010

(29,959)	(427,664)	(164,448)	(443,960)	(47,311)	(80,252)	(13,800)	(42,135)

35,741	(171,636)	232,007	(574,964)	60,195	(79,532)	23,479	(27,030)

10,659	(590,158)	84,096	(978,697)	14,431	(155,035)	10,140	(68,155)

—	(5,176)	—	(33,867)	—	(2,518)	—	(1,044)
—	(1,376)	—	(5,334)	—	(585)	—	(22)

—	(30,379)	—	(67,380)	—	(6,945)	—	—
—	(11,747)	—	(13,034)	—	(2,190)	—	—

—	—	—	—	—	—	—	(16,801)
—	—	—	—	—	—	—	(37)

—	(48,678)	—	(119,615)	—	(12,238)	—	(17,904)

15,308	98,925	46,503	203,674	7,949	36,629	8,938	10,513
—	35,555	—	101,247	—	9,463	—	17,845
(40,977)	(172,120)	(103,436)	(365,227)	(18,683)	(97,618)	(9,165)	(26,940)

(25,669)	(37,640)	(56,933)	(60,306)	(10,734)	(51,526)	(227)	1,418

6,032	30,332	18,751	49,255	4,651	11,458	2,859	2,705
—	13,123	—	18,368	—	2,775	—	59
(27,176)	(93,474)	(26,001)	(117,772)	(7,069)	(40,614)	(1,540)	(331)

(21,144)	(50,019)	(7,250)	(50,149)	(2,418)	(26,381)	1,319	2,433

(46,813)	(87,659)	(64,183)	(110,455)	(13,152)	(77,907)	1,092	3,851

(36,154)	(726,495)	19,913	(1,208,767)	1,279	(245,180)	11,232	(82,208)

402,009	1,128,504	1,235,455	2,444,222	172,860	418,040	89,357	171,565

$365,855	$402,009	$1,255,368	$1,235,455	$174,139	$172,860	$100,589	$89,357

$5,287	$410	$17,828	$1,291	$1,556	$9	$481	$20

2,734	9,267	5,729	16,513	963	2,762	901	785
—	3,502	—	8,948	—	805	—	1,137
(7,591)	(17,407)	(13,379)	(30,701)	(2,470)	(8,188)	(937)	(1,778)

(4,857)	(4,638)	(7,650)	(5,240)	(1,507)	(4,621)	(36)	144

1,077	3,065	2,198	3,955	548	883	287	248
—	1,258	—	1,571	—	230	—	4
(4,974)	(9,093)	(3,318)	(9,716)	(937)	(3,429)	(155)	(28)

(3,897)	(4,770)	(1,120)	(4,190)	(389)	(2,316)	132	224

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

			Hartford
	Hartford		MidCap Growth
	MidCap		HLS Fund
	HLS Fund		For the
	For the		Six-Month
	Six-Month Period Ended	For the Year	Period Ended	For the
	June 30, 2009	Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$4,505	$11,874	$91	$253
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(268,046)	(275,469)	(6,051)	(20,259)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	370,113	(733,451)	16,397	(12,583)

Net increase (decrease) in net assets resulting from operations	106,572	(997,046)	10,437	(32,589)

Distributions to Shareholders:
From net investment income
Class IA	—	(11,518)	—	(198)
Class IB	—	(662)	—	(34)
From net realized gain on investments
Class IA	—	(107,439)	—	(479)
Class IB	—	(11,813)	—	(10)

Total distributions	—	(131,432)	—	(721)

Capital Share Transactions:
Class IA
Sold	101,028	202,668	29,761	33,954
Issued on reinvestment of distributions	—	118,957	—	677
Redeemed	(133,988)	(468,346)	(8,559)	(17,842)

Total capital share transactions	(32,960)	(146,721)	21,202	16,789

Class IB
Sold	12,512	39,487	10,920	14,890
Issued on reinvestment of distributions	—	12,475	—	44
Redeemed	(36,717)	(73,130)	(4,290)	(2,460)

Total capital share transactions	(24,205)	(21,168)	6,630	12,474

Net increase (decrease) from capital share transactions	(57,165)	(167,889)	27,832	29,263

Net increase (decrease) in net assets	49,407	(1,296,367)	38,269	(4,047)

Net Assets:
Beginning of period	1,722,069	3,018,436	47,149	51,196

End of period	$1,771,476	$1,722,069	$85,418	$47,149

Accumulated undistributed (distribution in excess of) net investment income	$5,395	$890	$98	$7

Shares:
Class IA
Sold	6,362	9,224	5,176	4,435
Issued on reinvestment of distributions	—	4,954	—	87
Redeemed	(8,690)	(21,500)	(1,575)	(2,346)

Total share activity	(2,328)	(7,322)	3,601	2,176

Class IB
Sold	800	1,775	1,906	2,006
Issued on reinvestment of distributions	—	512	—	8
Redeemed	(2,407)	(3,327)	(772)	(383)

Total share activity	(1,607)	(1,040)	1,134	1,631

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
MidCap Value		Money Market		Small Company		SmallCap Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$1,687	$4,924	$860	$78,080	$(344)	$1,524	$(285)	$1,213

(68,144)	(107,370)	3	(13,032)	(187,902)	(297,169)	(68,098)	(144,712)

103,504	(227,771)	—	—	240,678	(377,603)	105,195	(144,401)

37,047	(330,217)	863	65,048	52,432	(673,248)	36,812	(287,900)

—	(3,163)	(848)	(65,065)	—	(1,145)	—	(2,112)
—	(837)	(12)	(11,060)	—	—	—	(532)

—	(103,240)	—	—	—	(3,860)	—	(3,717)
—	(45,610)	—	—	—	(935)	—	(1,367)

—	(152,850)	(860)	(76,125)	—	(5,940)	—	(7,728)

2,962	49,251	946,707	4,105,607	110,863	264,282	20,840	55,867
—	106,403	795	64,851	—	5,005	—	5,829
(36,670)	(135,202)	(1,651,711)	(1,958,058)	(62,750)	(216,867)	(28,271)	(153,270)

(33,708)	20,452	(704,209)	2,212,400	48,113	52,420	(7,431)	(91,574)

1,131	12,063	194,413	765,243	18,466	102,296	9,141	27,209
—	46,447	9	11,013	—	935	—	1,899
(16,197)	(81,448)	(286,711)	(453,017)	(28,508)	(109,193)	(11,940)	(62,026)

(15,066)	(22,938)	(92,289)	323,239	(10,042)	(5,962)	(2,799)	(32,918)

(48,774)	(2,486)	(796,498)	2,535,639	38,071	46,458	(10,230)	(124,492)

(11,727)	(485,553)	(796,495)	2,524,562	90,503	(632,730)	26,582	(420,120)

430,379	915,932	5,201,662	2,677,100	972,489	1,605,219	448,157	868,277

$418,652	$430,379	$4,405,167	$5,201,662	$1,062,992	$972,489	$474,739	$448,157

$2,446	$759	$1,955	$1,955	$(349)	$(5)	$120	$405

508	5,084	946,707	4,105,606	10,572	17,252	1,866	3,536
—	12,605	795	64,851	—	331	—	364
(6,747)	(15,662)	(1,651,711)	(1,958,057)	(6,127)	(14,953)	(2,614)	(9,427)

(6,239)	2,027	(704,209)	2,212,400	4,445	2,630	(748)	(5,527)

198	1,239	194,413	765,243	1,794	6,753	803	1,653
—	5,501	9	11,013	—	55	—	112
(2,967)	(9,022)	(286,711)	(453,017)	(2,824)	(7,310)	(1,102)	(3,910)

(2,769)	(2,282)	(92,289)	323,239	(1,030)	(502)	(299)	(2,145)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	SmallCap Value		Stock
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the Year	Period Ended	For the
	June 30, 2009	Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$349	$1,147	$16,168	$45,411
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(8,309)	(10,638)	(515,243)	(704,495)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	8,537	(14,981)	719,640	(1,106,715)

Net increase (decrease) in net assets resulting from operations	577	(24,472)	220,565	(1,765,799)

Distributions to Shareholders:
From net investment income
Class IA	—	(898)	—	(55,854)
Class IB	—	(42)	—	(7,717)
From net realized gain on investments
Class IA	—	(619)	—	(17,986)
Class IB	—	(3)	—	(2,943)

Total distributions	—	(1,562)	—	(84,500)

Capital Share Transactions:
Class IA
Sold	9,429	22,815	25,166	99,200
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	—	1,517	—	73,840
Redeemed	(8,511)	(22,636)	(189,769)	(679,323)

Total capital share transactions	918	1,696	(164,603)	(506,283)

Class IB
Sold	2,879	5,425	9,336	38,771
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	—	45	—	10,660
Redeemed	(1,490)	(2,176)	(35,620)	(156,074)

Total capital share transactions	1,389	3,294	(26,284)	(106,643)

Net increase (decrease) from capital share transactions	2,307	4,990	(190,887)	(612,926)

Net increase (decrease) in net assets	2,884	(21,044)	29,678	(2,463,225)

Net Assets:
Beginning of period	61,091	82,135	2,098,658	4,561,883

End of period	$63,975	$61,091	$2,128,336	$2,098,658

Accumulated undistributed (distribution in excess of) net investment income	$556	$207	$19,572	$3,404

Shares:
Class IA
Sold	1,395	2,533	988	2,511
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	—	190	—	2,504
Redeemed	(1,310)	(2,481)	(7,643)	(17,972)

Total share activity	85	242	(6,655)	(12,957)

Class IB
Sold	425	630	357	979
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	—	6	—	356
Redeemed	(230)	(264)	(1,425)	(4,089)

Total share activity	195	372	(1,068)	(2,754)

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Total Return Bond		U.S. Government Securities		Value		Value Opportunities
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$98,185	$238,177	$28,762	$61,052	$2,651	$7,039	$1,473	$5,413

(156,213)	(191,862)	(5,692)	12,351	(35,187)	(15,757)	(50,051)	(104,532)

328,451	(390,429)	(14,048)	(87,889)	37,503	(147,204)	76,749	(102,911)

270,423	(344,114)	9,022	(14,486)	4,967	(155,922)	28,171	(202,030)

—	(229,728)	—	(90,757)	—	(5,443)	—	(5,878)
—	(52,707)	—	(23,756)	—	(1,368)	—	(1,188)

—	—	—	—	—	(19,448)	—	(2,173)
—	—	—	—	—	(6,202)	—	(539)

—	(282,435)	—	(114,513)	—	(32,461)	—	(9,778)

374,273	770,573	128,521	408,877	19,605	92,740	11,813	33,836
—	—	—	280,383	—	—	—	—
—	229,728	—	90,757	—	24,891	—	8,051
(348,303)	(790,149)	(245,063)	(360,139)	(25,710)	(85,040)	(26,467)	(127,764)

25,970	210,152	(116,542)	419,878	(6,105)	32,591	(14,654)	(85,877)

62,741	148,834	26,835	92,738	2,760	12,190	4,389	12,548
—	—	—	86,403	—	—	—	—
—	52,707	—	23,756	—	7,570	—	1,727
(106,387)	(371,685)	(69,799)	(139,510)	(8,899)	(42,510)	(8,786)	(47,321)

(43,646)	(170,144)	(42,964)	63,387	(6,139)	(22,750)	(4,397)	(33,046)

(17,676)	40,008	(159,506)	483,265	(12,244)	9,841	(19,051)	(118,923)

252,747	(586,541)	(150,484)	354,266	(7,277)	(178,542)	9,120	(330,731)

3,908,499	4,495,040	1,577,288	1,223,022	280,798	459,340	247,830	578,561

$4,161,246	$3,908,499	$1,426,804	$1,577,288	$273,521	$280,798	$256,950	$247,830

$83,180	$(15,005)	$29,672	$910	$3,671	$1,020	$1,787	$314

38,289	71,178	12,535	37,289	2,681	8,236	1,321	2,692
—	—	—	26,154	—	—	—	—
—	24,309	—	8,757	—	2,427	—	827
(35,819)	(73,845)	(23,949)	(33,172)	(3,648)	(8,227)	(3,199)	(10,215)

2,470	21,642	(11,414)	39,028	(967)	2,436	(1,878)	(6,696)

6,450	13,597	2,626	8,515	379	1,098	485	975
—	—	—	8,094	—	—	—	—
—	5,593	—	2,298	—	729	—	174
(11,017)	(34,668)	(6,838)	(12,893)	(1,260)	(3,952)	(1,050)	(3,745)

(4,567)	(15,478)	(4,212)	6,014	(881)	(2,125)	(565)	(2,596)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty-one portfolios. Thirty portfolios are included in these financial statements. They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Hartford Global Health HLS Fund, which is non-diversified.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (ETF’s)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of June 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies),

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2009.

g)	Forward Foreign Currency Contracts — At June 30, 2009, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities, as of June 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Reclassification of Capital Accounts within the Federal Income Tax section of the Notes to Financial Statements).

j)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of June 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. Certain Funds, as shown in the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2009.

l)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

m)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

n)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

o)	Credit Default Swaps — The Funds are subject to credit risk in the normal course of pursuing their investment objectives. Certain Funds may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy.

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Certain Funds, as shown in the Schedule of Investments, had outstanding credit default swaps as of June 30, 2009.

p)	Interest Rate Swaps — The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, certain Funds may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of June 30, 2009, there were no outstanding interest rate swap agreements.

q)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the valuation of the Funds’ investments. The additional disclosures required of this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. Implementation of this standard did not impact valuation.

Fair value of Derivative Instruments as of June 30, 2009:

Hartford Capital Appreciation HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$55	Unrealized depreciation on forward foreign currency contracts	$2
Hartford Disciplined Equity HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Written Options, Market Value	$92
Hartford Global Advisers HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Interest rate contracts	Summary of Net Assets — Unrealized appreciation	$278	Summary of Net Assets — Unrealized depreciation	$34
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	277	Unrealized depreciation on forward foreign currency contracts	541
Equity contracts	Summary of Net Assets — Unrealized appreciation	296
Hartford Global Equity HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1
Equity contracts			Summary of Net Assets — Unrealized depreciation	$4

Hartford Global Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$22	Unrealized depreciation on forward foreign currency contracts	$18
Hartford Global Health HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$—
Hartford Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$—
Hartford High Yield HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts			Unrealized depreciation on forward foreign currency contracts	$226
Hartford Index HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Summary of Net Assets — Unrealized depreciation	$271
Hartford International Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$16	Unrealized depreciation on forward foreign currency contracts	$14
Hartford International Opportunities HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$21	Unrealized depreciation on forward foreign currency contracts	$46
Hartford International Small Company HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4	Unrealized depreciation on forward foreign currency contracts	$9
Hartford LargeCap Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Summary of Net Assets — Unrealized depreciation	$12
Hartford MidCap Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts	Summary of Net Assets — Unrealized appreciation	$4

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford MidCap Value HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3
Hartford Money Market HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Other contracts	Investment in securities, at value (Capital Support Agreement), Market Value	$—
Hartford Small Company HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Summary of Net Assets — Unrealized depreciation	$156
Hartford SmallCap Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Summary of Net Assets — Unrealized depreciation	$13
Hartford SmallCap Value HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts			Summary of Net Assets — Unrealized depreciation	$11
Hartford Stock HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3
Hartford Total Return Bond HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Interest rate contracts	Summary of Net Assets — Unrealized appreciation	$1,136	Summary of Net Assets — Unrealized depreciation	$3,184
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	548	Unrealized depreciation on forward foreign currency contracts	1,078
Credit contracts			Unrealized depreciation on swap contracts	2,249
Hartford U.S. Government Securities HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Interest rate contracts	Summary of Net Assets — Unrealized appreciation	$699	Summary of Net Assets — Unrealized depreciation	$1,975
Interest rate contracts	Investments in securities at value (Purchased Options), Market Value	580	Written Options, Market Value	344
Hartford Value Opportunities HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3

With the exception of the following Funds and specifically the derivatives so noted, the volumes of derivatives that are presented above in Derivative Instruments tables are consistent with the derivative activity during the six-month period ended June 30, 2009:

	Ratio of Futures	Monthly Six-Month Average
	Market Value to Net Assets	of Ratio of Futures
	as of June 30, 2009	Market Value to Net Assets

Hartford High Yield HLS Fund	—%	5.94%
Hartford U.S. Government Securities HLS Fund	21.53	30.99

	Ratio of Forward Currency Contract	Monthly Six-Month Average
	Market Value to Net Assets	of Ratio of Forward Currency Contracts
	as of June 30, 2009	Market Value to Net Assets

Hartford Global Advisers HLS Fund	40.30%	51.82%
Hartford Total Return Bond HLS Fund	12.38	21.35

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended June 30, 2009:

Hartford Advisers HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(573)	$—	$—	$(573)
Foreign exchange contracts	—	—	—	355	—	355

Total	$—	$—	$(573)	$355	$—	$(218)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)

Total	$—	$—	$—	$(25)	$—	$(25)

Hartford Capital Appreciation HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$83	$—	$83

Total	$—	$—	$—	$83	$—	$83

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(78)	$—	$(78)

Total	$—	$—	$—	$(78)	$—	$(78)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Disciplined Equity HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$931	$—	$(1,048)	$—	$—	$(117)

Total	$931	$—	$(1,048)	$—	$—	$(117)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(470)	$—	$—	$(470)
Equity contracts	(3)	—	—	—	—	(3)

Total	$(3)	$—	$(470)	$—	$—	$(473)

Hartford Equity Income HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(11)	$—	$(11)

Total	$—	$—	$—	$(11)	$—	$(11)

Hartford Global Advisers HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(288)	$—	$—	$(288)
Foreign exchange contracts	—	—	—	(1,557)	—	(1,557)
Equity contracts	—	—	(2,661)	—	—	(2,661)

Total	$—	$—	$(2,949)	$(1,557)	$—	$(4,506)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$597	$—	$—	$597
Foreign exchange contracts	—	—	—	1,984	—	1,984
Equity contracts	—	—	461	—	—	461

Total	$—	$—	$1,058	$1,984	$—	$3,042

Hartford Global Equity HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(21)	—	—	(21)

Total	$—	$—	$(21)	$(8)	$—	$(29)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(7)	$—	$(7)
Equity contracts	—	—	(9)	—	—	(9)

Total	$—	$—	$(9)	$(7)	$—	$(16)

Hartford Global Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$224	$—	$224

Total	$—	$—	$—	$224	$—	$224

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$3	$—	$3

Total	$—	$—	$—	$3	$—	$3

Hartford Global Health HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$92	$—	$92

Total	$—	$—	$—	$92	$—	$92

Hartford Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(55)	$—	$(55)

Total	$—	$—	$—	$(55)	$—	$(55)

Hartford Growth Opportunities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$99	$—	$99

Total	$—	$—	$—	$99	$—	$99

Hartford High Yield HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$1,154	$—	$—	$1,154
Foreign exchange contracts	—	—	—	(27)	—	(27)

Total	$—	$—	$1,154	$(27)	$—	$1,127

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(1,300)	$—	$—	$(1,300)
Foreign exchange contracts	—	—	—	(4)	—	(4)

Total	$—	$—	$(1,300)	$(4)	$—	$(1,304)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Index HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$1,537	$—	$—	$1,537

Total	$—	$—	$1,537	$—	$—	$1,537

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(451)	$—	$—	$(451)

Total	$—	$—	$(451)	$—	$—	$(451)

Hartford International Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(1,023)	$—	$(1,023)

Total	$—	$—	$—	$(1,023)	$—	$(1,023)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$2	$—	$2

Total	$—	$—	$—	$2	$—	$2

Hartford International Opportunities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(1,292)	$—	$(1,292)

Total	$—	$—	$—	$(1,292)	$—	$(1,292)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(11)	$—	$(11)

Total	$—	$—	$—	$(11)	$—	$(11)

Hartford International Small Company HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(121)	$—	$(121)

Total	$—	$—	$—	$(121)	$—	$(121)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(3)	$—	$(3)

Total	$—	$—	$—	$(3)	$—	$(3)

Hartford LargeCap Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$133	$—	$—	$133

Total	$—	$—	$133	$—	$—	$133

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(39)	$—	$—	$(39)

Total	$—	$—	$(39)	$—	$—	$(39)

Hartford MidCap HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(88)	$—	$(88)

Total	$—	$—	$—	$(88)	$—	$(88)

Hartford MidCap Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$324	$—	$—	$324

Total	$—	$—	$324	$—	$—	$324

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(32)	$—	$—	$(32)

Total	$—	$—	$(32)	$—	$—	$(32)

Hartford MidCap Value HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$60	$—	$60

Total	$—	$—	$—	$60	$—	$60

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$3	$—	$3

Total	$—	$—	$—	$3	$—	$3

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Small Company HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(75)	$—	$(75)
Equity contracts	—	—	3,684	—	—	3,684

Total	$—	$—	$3,684	$(75)	$—	$3,609

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(581)	—	—	(581)

Total	$—	$—	$(581)	$(8)	$—	$(589)

Hartford SmallCap Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	109	—	—	109

Total	$—	$—	$109	$—	$—	$109

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(49)	$—	$—	$(49)

Total	$—	$—	$(49)	$—	$—	$(49)

Hartford SmallCap Value HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$112	$—	$—	$112

Total	$—	$—	$112	$—	$—	$112

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(30)	$—	$—	$(30)

Total	$—	$—	$(30)	$—	$—	$(30)

Hartford Stock HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$278	$—	$278

Total	$—	$—	$—	$278	$—	$278

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(22)	$—	$(22)

Total	$—	$—	$—	$(22)	$—	$(22)

Hartford Total Return Bond HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$346	$702	$—	$—	$1,048
Foreign exchange contracts	—	—	—	5,670	—	5,670
Credit contracts	—	—	—	—	(628)	(628)

Total	$—	$346	$702	$5,670	$(628)	$6,090

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(2,871)	$—	$—	$(2,871)
Foreign exchange contracts	—	—	—	1,850	—	1,850
Credit contracts	—	—	—	—	(749)	(749)

Total	$—	$—	$(2,871)	$1,850	$(749)	$(1,770)

Hartford U.S. Government Securities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$(666)	$1,948	$(16,988)	$—	$—	$(15,706)
Foreign exchange contracts	—	—	—	(27)	—	(27)

Total	$(666)	$1,948	$(16,988)	$(27)	$—	$(15,733)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$364	$(332)	$(5,423)	$—	$—	$(5,391)
Foreign exchange contracts	—	—	—	493	—	493

Total	$364	$(332)	$(5,423)	$493	$—	$(4,898)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Value Opportunities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$106	$—	$106

Total	$—	$—	$—	$106	$—	$106

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$3	$—	$3

Total	$—	$—	$—	$3	$—	$3

t)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

u)	Indemnifications: Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written options contracts for the Funds during the six-month period ended June 30, 2009 are summarized below:

	Hartford Disciplined
	Equity HLS Fund
	Options Contract Activity During the
	Six-Month Period Ended
	June 30, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	2,017	$191
Written	13,235	821
Expired	(10,006)	(648)
Closed	(2,833)	(141)
Exercised	(1,015)	(99)

End of Period	1,398	$124

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	3,253	138
Written	9,362	507
Expired	(6,637)	(376)
Closed	(1,716)	(94)
Exercised	(1,549)	(63)

End of Period	2,713	112

	Hartford U.S. Government
	Securities HLS Fund
	Options Contract Activity During the
	Six-Month Period Ended
	June 30, 2009
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	1,686	$48
Written	25,472	12,347
Expired	(2,529)	(55)
Closed	(24,629)	(12,340)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	765	859
Written	29,966	26,766
Expired	(3,480)	(207)
Closed	(26,091)	(27,132)
Exercised	—	—

End of Period	1,160	286

*	The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term			Long-Term
	Ordinary	Capital	Tax return	Ordinary	Capital	Tax return
	Income	Gains (a)	of capital	Income	Gains (a)	of capital

Hartford Advisers HLS Fund	$165,176	$30,856	$—	$685,113	$286,923	$—
Hartford Capital Appreciation HLS Fund	484,893	871,324	—	706,183	1,741,718	—
Hartford Disciplined Equity HLS Fund	34,131	127,447	—	25,000	—	—
Hartford Dividend and Growth HLS Fund	148,624	107,986	—	162,791	530,149	—
Hartford Equity Income HLS Fund	11,001	23,349	—	13,741	15,828	—
Hartford Fundamental Growth HLS Fund	8,938	913	—	6,489	957	—
Hartford Global Advisers HLS Fund	14,026	5,181	—	9,527	21,318	—
Hartford Global Equity HLS Fund*	548	—	162	—	—	—
Hartford Global Growth HLS Fund	9,441	34,060	—	32,462	107,761	—
Hartford Global Health HLS Fund	3,278	13,861	—	11,053	46,499	—
Hartford Growth HLS Fund	3,714	12,569	—	4,132	34,880	—
Hartford Growth Opportunities HLS Fund	24,880	33,993	—	163,824	102,292	—
Hartford High Yield HLS Fund	52,407	—	—	53,333	—	—
Hartford Index HLS Fund	25,681	29,106	—	29,201	93,161	—
Hartford International Growth HLS Fund	31,760	16,918	—	103,923	89,279	—
Hartford International Opportunities HLS Fund	97,735	21,880	—	218,997	244,053	—
Hartford International Small Company HLS Fund	5,940	6,298	—	39,913	34,809	—
Hartford LargeCap Growth HLS Fund	1,066	—	16,838	968	13,191	—
Hartford MidCap HLS Fund	61,086	70,346	—	142,144	326,952	—
Hartford MidCap Growth HLS Fund	512	209	—	7,374	1,600	—
Hartford MidCap Value HLS Fund	29,469	123,381	—	40,878	131,152	—
Hartford Money Market HLS Fund	76,078	—	—	108,593	—	—
Hartford Small Company HLS Fund	1,146	4,794	—	152,417	88,145	—
Hartford SmallCap Growth HLS Fund	3,785	3,943	—	2,786	68,074	—
Hartford SmallCap Value HLS Fund	1,364	198	—	6,498	5,297	—
Hartford Stock HLS Fund	78,096	6,404	—	460,819	261,474	—
Hartford Total Return Bond HLS Fund	282,435	—	—	230,998	—	—
Hartford U.S. Government Securities HLS Fund	114,513	—	—	42,556	—	—
Hartford Value HLS Fund	12,907	19,554	—	12,009	33,289	—
Hartford Value Opportunities HLS Fund	8,082	1,696	—	26,838	72,992	—

*	Commenced operations on January 31, 2008.

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)

Hartford Advisers HLS Fund	$5,821	$—	$(716,620)	$(1,431,790)	$(2,142,589)
Hartford Capital Appreciation HLS Fund	—	—	(1,588,323)	(3,363,138)	(4,951,461)
Hartford Disciplined Equity HLS Fund	1,554	—	(228,657)	(256,600)	(483,703)
Hartford Dividend and Growth HLS Fund	6,857	—	(252,046)	(757,455)	(1,002,644)
Hartford Equity Income HLS Fund	892	1,577	(8,919)	(66,034)	(72,484)
Hartford Fundamental Growth HLS Fund	343	—	(18,000)	(20,091)	(37,748)
Hartford Global Advisers HLS Fund	—	—	(36,613)	(37,842)	(74,455)
Hartford Global Equity HLS Fund	—	—	(42,121)	(33,649)	(75,770)
Hartford Global Growth HLS Fund	273	—	(146,614)	(169,421)	(315,762)
Hartford Global Health HLS Fund	76	275	(2,911)	(58,890)	(61,450)
Hartford Growth HLS Fund	143	—	(33,787)	(101,706)	(135,350)
Hartford Growth Opportunities HLS Fund	588	—	(243,551)	(244,939)	(487,902)
Hartford High Yield HLS Fund	1,063	—	(122,078)	(129,259)	(250,274)
Hartford Index HLS Fund	1,441	212	(8,862)	(264,757)	(271,966)
Hartford International Growth HLS Fund	411	—	(364,563)	(85,727)	(449,879)
Hartford International Opportunities HLS Fund	1,284	—	(395,755)	(264,190)	(658,661)

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)

Hartford International Small Company HLS Fund	$7	$—	$(79,222)	$(61,119)	$(140,334)
Hartford LargeCap Growth HLS Fund	20	—	(68,891)	(22,859)	(91,730)
Hartford MidCap HLS Fund	890	—	(271,920)	(449,673)	(720,703)
Hartford MidCap Growth HLS Fund	7	—	(16,106)	(16,303)	(32,402)
Hartford MidCap Value HLS Fund	759	—	(98,588)	(170,884)	(268,713)
Hartford Money Market HLS Fund	2,002	—	(13,032)	—	(11,030)
Hartford Small Company HLS Fund	—	—	(282,842)	(235,277)	(518,119)
Hartford SmallCap Growth HLS Fund	406	—	(145,583)	(144,972)	(290,149)
Hartford SmallCap Value HLS Fund	207	—	(10,739)	(19,913)	(30,445)
Hartford Stock HLS Fund	3,429	—	(676,353)	(1,111,932)	(1,784,856)
Hartford Total Return Bond HLS Fund	—	—	(252,880)	(447,527)	(700,407)
Hartford U.S. Government Securities HLS Fund	418	—	(32,288)	(142,423)	(174,293)
Hartford Value HLS Fund	1,020	—	(12,525)	(67,448)	(78,953)
Hartford Value Opportunities HLS Fund	314	—	(113,505)	(124,770)	(237,961)

*	Certain Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Advisers HLS Fund	$16,968	$(16,968)	$—
Hartford Capital Appreciation HLS Fund	(10,949)	10,948	1
Hartford Disciplined Equity HLS Fund	(35)	3,930	(3,895)
Hartford Dividend and Growth HLS Fund	(111)	111	—
Hartford Equity Income HLS Fund	(24)	24	—
Hartford Fundamental Growth HLS Fund	(2)	2	—
Hartford Global Advisers HLS Fund	7,463	(7,463)	—
Hartford Global Equity HLS Fund*	4	(3)	(1)
Hartford Global Growth HLS Fund	38	(38)	—
Hartford Global Health HLS Fund	30	(29)	(1)
Hartford Growth HLS Fund	(49)	50	(1)
Hartford Growth Opportunities HLS Fund	(436)	436	—
Hartford High Yield HLS Fund	233	3,245	(3,478)
Hartford Index HLS Fund	111	(113)	2
Hartford International Growth HLS Fund	(1,453)	1,454	(1)
Hartford International Opportunities HLS Fund	1,538	(1,488)	(50)
Hartford International Small Company HLS Fund	856	(813)	(43)
Hartford LargeCap Growth HLS Fund	—	1,108	(1,108)
Hartford MidCap HLS Fund	(237)	237	—
Hartford MidCap Growth HLS Fund	(14)	14	—
Hartford MidCap Value HLS Fund	(255)	256	(1)
Hartford Small Company HLS Fund	(223)	189	34
Hartford SmallCap Growth HLS Fund	(375)	375	—
Hartford SmallCap Value HLS Fund	(20)	20	—
Hartford Stock HLS Fund	15,978	(15,979)	1
Hartford Total Return Bond HLS Fund	16,999	(17,007)	8
Hartford U.S. Government Securities HLS Fund	98	(98)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Value HLS Fund	$(19)	$19	$—
Hartford Value Opportunities HLS Fund	1,372	(1,372)	—

*	Commenced operations on January 31, 2008.

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Advisers HLS Fund	$—	$—	$—	$—	$—	$—	$—	$455,474	$455,474
Hartford Capital Appreciation HLS Fund	—	—	—	—	—	—	—	735,471	735,471
Hartford Disciplined Equity HLS Fund	8,430	758	—	—	—	—	—	146,580	155,768
Hartford Dividend and Growth HLS Fund	—	—	—	—	—	—	—	39,088	39,088
Hartford Fundamental Growth HLS Fund	—	—	—	—	—	—	—	10,398	10,398
Hartford Global Advisers HLS Fund	—	—	—	—	—	—	—	19,548	19,548
Hartford Global Equity HLS Fund	23,115	—	—	—	—	—	1,880	8,899	33,894
Hartford Global Growth HLS Fund	—	—	—	—	—	—	—	92,362	92,362
Hartford Growth HLS Fund	—	—	—	—	—	—	—	23,720	23,720
Hartford Growth Opportunities HLS Fund	—	—	—	—	—	—	—	153,498	153,498
Hartford High Yield HLS Fund	875	—	13,116	—	—	2,846	—	62,492	79,329
Hartford International Growth HLS Fund	—	—	—	—	—	—	—	280,646	280,646
Hartford International Opportunities HLS Fund	3,630	1,046	—	—	—	—	—	209,068	213,744
Hartford International Small Company HLS Fund	—	—	—	—	—	—	—	50,452	50,452
Hartford LargeCap Growth HLS Fund	—	24,574	1,605	346	—	—	—	21,190	47,715
Hartford MidCap HLS Fund	—	—	—	—	—	—	—	142,519	142,519
Hartford MidCap Growth HLS Fund	—	—	—	—	—	—	—	5,666	5,666
Hartford MidCap Value HLS Fund	—	—	—	—	—	—	—	72,457	72,457
Hartford Money Market HLS Fund	—	—	—	—	—	—	—	13,032	13,032
Hartford Small Company HLS Fund	—	—	—	—	—	—	—	156,735	156,735
Hartford SmallCap Growth HLS Fund	—	—	—	—	—	—	—	92,145	92,145
Hartford SmallCap Value HLS Fund	—	—	—	—	—	—	—	6,834	6,834
Hartford Stock HLS Fund	—	—	—	—	—	—	—	431,980	431,980
Hartford Total Return Bond HLS Fund	—	—	—	—	—	22,202	—	141,751	163,953
Hartford U.S. Government Securities HLS Fund	—	—	—	—	16,217	15,888	—	—	32,105
Hartford Value HLS Fund	—	—	—	—	—	—	—	4,650	4,650
Hartford Value Opportunities HLS Fund	—	—	—	—	—	—	—	102,725	102,725

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Advisers HLS Fund	$—	$261,146
Hartford Capital Appreciation HLS Fund	63,136	789,716
Hartford Disciplined Equity HLS Fund	—	72,889
Hartford Dividend and Growth HLS Fund	—	212,958
Hartford Equity Income HLS Fund	—	8,919
Hartford Fundamental Growth HLS Fund	—	7,602
Hartford Global Advisers HLS Fund	2,260	14,805
Hartford Global Equity HLS Fund	—	8,227
Hartford Global Growth HLS Fund	—	54,252
Hartford Global Health HLS Fund	—	2,911
Hartford Growth HLS Fund	—	10,067
Hartford Growth Opportunities HLS Fund	—	90,053
Hartford High Yield HLS Fund	—	42,749
Hartford Index HLS Fund	—	8,862
Hartford International Growth HLS Fund	—	83,917
Hartford International Opportunities HLS Fund	—	182,011
Hartford International Small Company HLS Fund	—	28,770
Hartford LargeCap Growth HLS Fund	—	21,176
Hartford MidCap HLS Fund	—	129,401
Hartford MidCap Growth HLS Fund	—	10,440
Hartford MidCap Value HLS Fund	—	26,131

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Small Company HLS Fund	$—	$126,107
Hartford SmallCap Growth HLS Fund	—	53,438
Hartford SmallCap Value HLS Fund	—	3,905
Hartford Stock HLS Fund	—	244,373
Hartford Total Return Bond HLS Fund	17,384	71,543
Hartford U.S. Government Securities HLS Fund	—	183
Hartford Value HLS Fund	—	7,875
Hartford Value Opportunities HLS Fund	—	10,780

Hartford Disciplined Equity HLS Fund, Hartford High Yield HLS Fund and Hartford LargeCap Growth HLS Fund had expiration of capital loss carryover in the amounts of $3,895, $3,478 and $1,107 in 2008, respectively.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions.

5.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. and the Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund in accordance with each Fund’s investment objectives and policies.

HL Advisors has also contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of the day-to-day investment management services for Hartford SmallCap Value HLS Fund in accordance with the Fund’s investment objective and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets, except for Hartford Index HLS Fund. The Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Global Equity HLS Fund(1)
Average Daily Net Assets	Annual Fee

On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

(1)	HL Advisors has contractually agreed to waive 0.10% of its management fee until May 1, 2010.

Hartford SmallCap Value HLS Fund
Average Daily Net Assets	Annual Fee

On first $50 million	0.9000%
On next $4.95 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Hartford Global Health HLS Fund,
Hartford International Growth HLS Fund
and Hartford International Small Company HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Hartford Equity Income HLS Fund,
Hartford Growth HLS Fund,
Hartford MidCap Value HLS Fund
and Hartford Value HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Hartford Fundamental Growth HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.8000%
On next $250 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Hartford MidCap Growth HLS Fund
Average Daily Net Assets	Annual Fee

On first $500 million	0.800%
On next $500 million	0.750%
On next $4 billion	0.700%
On next $5 billion	0.680%
Over $10 billion	0.670%

Hartford Capital Appreciation HLS Fund,
Hartford Disciplined Equity HLS Fund,
Hartford Dividend and Growth HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford Global Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford MidCap HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Small Company HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

Hartford High Yield HLS Fund
Average Daily Net Assets	Annual Fee

On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

Hartford Growth Opportunities HLS Fund
and Hartford Value Opportunities HLS Fund
Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Hartford SmallCap Growth HLS Fund
Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Hartford Advisers HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Hartford LargeCap Growth HLS Fund
Average Daily Net Assets	Annual Fee

On first $500 million	0.650%
On next $500 million	0.600%
On next $4 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.520%

Hartford Stock HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford U.S. Government Securities HLS Fund
Average Daily Net Assets	Annual Fee

On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Fee

On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

Hartford Index HLS Fund
Average Daily Net Assets	Annual Fee

On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

The rates of compensation paid to HLIC is as follows:

Hartford Capital Appreciation HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford High Yield HLS Fund
and Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund,
Hartford Global Equity HLS Fund,
Hartford International Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford International Small Company HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
and Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Disciplined Equity HLS Fund,
Hartford MidCap HLS Fund
and Hartford Small Company HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Equity Income HLS Fund,
Hartford Fundamental Growth HLS Fund,
Hartford Global Health HLS Fund,
Hartford Growth HLS Fund,
Hartford Index HLS Fund,
Hartford MidCap Value HLS Fund,
Hartford Money Market HLS Fund,
Hartford Stock HLS Fund
and Hartford Value HLS Fund
Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $86. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $33 for providing such services. The fees are accrued daily and paid monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2009, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the
	Six-Month
	Period Ended		For the		For the		For the		For the		For the
	June 30, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.65%	0.90%	0.63%	0.88%	0.63%	0.88%	0.62%	0.87%	0.64%	0.89%	0.66%	0.91%
Hartford Capital Appreciation HLS Fund	0.68	0.93	0.66	0.91	0.67	0.93	0.66	0.91	0.67	0.92	0.67	0.92
Hartford Disciplined Equity HLS Fund	0.75	1.00	0.71	0.96	0.70	0.95	0.71	0.96	0.72	0.97	0.74	0.99
Hartford Dividend and Growth HLS Fund	0.69	0.94	0.66	0.91	0.67	0.92	0.66	0.91	0.66	0.91	0.67	0.92
Hartford Equity Income HLS Fund	0.87	1.12	0.84	1.09	0.83	1.08	0.74	0.99	0.75	1.00	0.88	1.13
Hartford Fundamental Growth HLS Fund	0.87	1.12	0.85	1.10	0.86	1.11	0.83	1.08	0.89	1.14	0.86	1.11

	For the
	Six-Month
	Period Ended		For the				For the		For the		For the		For the
	June 30, 2009		Year Ended December 31, 2008				Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004
	Class IA	Class IB	Class IA		Class IB		Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Advisers HLS Fund	0.84%	1.09%	0.81%		1.06%		0.80%	1.05%	0.80%	1.05%	0.77%	1.03%	0.78%	1.03%
Hartford Global Equity HLS Fund	1.01	1.25	0.93	(a)	1.18	(a)	NA	NA	NA	NA	NA	NA	NA	NA
Hartford Global Growth HLS Fund	0.80	1.05	0.74		0.99		0.73	0.98	0.74	0.99	0.68	0.93	0.68	0.93
Hartford Global Health HLS Fund	0.91	1.16	0.88		1.13		0.87	1.12	0.87	1.12	0.86	1.11	0.86	1.11
Hartford Growth HLS Fund	0.87	1.12	0.84		1.09		0.83	1.08	0.82	1.07	0.82	1.07	0.83	1.08
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63		0.88		0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford High Yield HLS Fund	0.74	0.99	0.74		0.99		0.72	0.97	0.72	0.97	0.76	1.01	0.77	1.02
Hartford Index HLS Fund	0.34	0.59	0.32		0.57		0.33	0.58	0.33	0.58	0.42	0.67	0.44	0.69
Hartford International Growth HLS Fund	0.91	1.16	0.84		1.09		0.82	1.07	0.85	1.10	0.86	1.11	0.89	1.14
Hartford International Opportunities HLS Fund	0.76	1.01	0.71		0.96		0.70	0.95	0.73	0.98	0.74	0.99	0.74	0.99
Hartford International Small Company HLS Fund	0.94	1.19	0.89		1.14		0.88	1.13	0.92	1.17	0.97	1.22	1.01	1.26
Hartford LargeCap Growth HLS Fund	0.69	0.94	0.66		0.83	(b)	0.47	NA	0.78	NA	0.81	NA	0.90	NA
Hartford MidCap HLS Fund	0.71	0.96	0.68		0.93		0.68	0.93	0.66	0.91	0.68	0.93	0.68	0.93
Hartford MidCap Growth HLS Fund	0.85	1.10	0.85		1.10	(b)	0.65	NA	0.78	NA	0.81	NA	0.94	NA
Hartford MidCap Value HLS Fund	0.86	1.11	0.80		1.05		0.79	1.04	0.77	1.02	0.78	1.03	0.78	1.03
Hartford Money Market HLS Fund	0.41	0.44	0.42		0.67		0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73
Hartford Small Company HLS Fund	0.75	1.00	0.71		0.96		0.70	0.95	0.70	0.95	0.71	0.96	0.70	0.95
Hartford SmallCap Growth HLS Fund	0.66	0.91	0.64		0.89		0.63	0.88	0.62	0.87	0.62	0.87	0.63	0.88
Hartford SmallCap Value HLS Fund	1.00	1.25	0.95		1.20		0.96	1.21	0.97	1.22	0.92	1.17	0.92	1.17
Hartford Stock HLS Fund	0.51	0.76	0.48		0.73		0.48	0.73	0.47	0.72	0.48	0.73	0.48	0.73
Hartford Total Return Bond HLS Fund	0.50	0.75	0.49		0.74		0.49	0.74	0.49	0.74	0.50	0.75	0.50	0.75
Hartford U.S. Government Securities HLS Fund	0.47	0.72	0.46		0.71		0.47	0.72	0.48	0.73	0.47	0.72	0.47	0.72
Hartford Value HLS Fund	0.86	1.11	0.84		1.09		0.84	1.09	0.84	1.09	0.85	1.10	0.85	1.10
Hartford Value Opportunities HLS Fund	0.68	0.93	0.64		0.89		0.63	0.88	0.64	0.89	0.64	0.89	0.66	0.91

(a)	From January 31, 2008 (commencement of operations) through December 31, 2008.
(b)	From March 31, 2008 (commencement of operations) through December 31, 2008.

g)	Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to each Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on August 5, 2009, the Board of Directors approved the continued temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB through February 28, 2010. This will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

For the six-month period ended June 30, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s earnings from falling below the level of its expenses.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

On April 20, 2007, Hartford MidCap Growth HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed for incorrect IPO allocations to the Fund.

The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005, would have been as follows:

Impact from Payment
	Impact from Payment		from Affiliate for		Total Return
	from Affiliate for		Incorrect IPO		Excluding
	Trading Reimbursements for		Allocations for the		Payments from Affiliate for the
	the Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford MidCap Growth HLS Fund	0.20%	—%	—%	—%	11.43%	—%
Hartford Small Company HLS Fund	0.16	0.16	0.03	0.03	14.01	13.73

					Total Return
	Impact from Payment		Impact from Payment		Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Disciplined Equity HLS Fund	0.03	0.03	0.01	0.01	12.41	12.13
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford Fundamental Growth HLS Fund	0.14	0.15	—	—	9.58	9.30
Hartford Global Advisers HLS Fund	0.17	0.16	—	—	8.67	8.40
Hartford Global Health HLS Fund	0.03	0.03	—	—	11.16	10.88
Hartford Global Growth HLS Fund	0.31	0.32	—	—	13.83	13.54
Hartford Growth HLS Fund	0.01	0.01	0.04	0.04	4.56	4.30
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70
Hartford High Yield HLS Fund	—	—	0.02	0.02	11.15	10.87
Hartford Index HLS Fund	—	—	0.01	0.01	15.45	15.16
Hartford International Growth HLS Fund	—	—	—	—	24.08	23.77
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford International Small Company HLS Fund	0.01	—	—	—	29.33	29.01
Hartford MidCap HLS Fund	0.15	0.15	—	—	11.59	11.31
Hartford MidCap Value HLS Fund	0.02	0.02	0.08	0.09	17.78	17.48
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford SmallCap Growth HLS Fund	0.01	0.01	(0.03)	(0.03)	6.88	6.61
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54
Hartford Value HLS Fund	0.01	0.01	—	—	21.81	21.51
Hartford Value Opportunities HLS Fund	0.01	0.01	0.04	0.05	18.97	18.67

			Total Return
	Impact from Payment		Excluding
	from Affiliate for		Payments from
	Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth HLS Fund	0.09%	0.09%	4.58%	4.33%
Hartford Growth Opportunities HLS Fund	0.11	0.11	16.20	15.91
Hartford High Yield HLS Fund	0.57	0.56	1.56	1.29
Hartford MidCap HLS Fund	0.02	0.02	16.76	16.47
Hartford MidCap Value HLS Fund	0.04	0.04	9.95	9.67
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61
Hartford SmallCap Growth HLS Fund	0.22	0.22	10.80	10.56

6.	Affiliate Holdings:

As of June 30, 2009, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class IB

Hartford LargeCap Growth HLS Fund	7
Hartford MidCap Growth HLS Fund	11

7.	Investment Transactions:

For the six-month period ended June 30, 2009, the costs of purchases and sales of securities for Hartford Money Market HLS Fund were $21,762,699 and $22,556,945, respectively. For the six-month period ended June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Hartford Advisers HLS Fund	$1,244,043	$1,827,112	$207,984	$112,144
Hartford Capital Appreciation HLS Fund	4,608,671	4,745,775	—	—
Hartford Disciplined Equity HLS Fund	376,921	403,441	—	—
Hartford Dividend and Growth HLS Fund	754,081	866,707	—	—
Hartford Equity Income HLS Fund	63,114	63,982	—	—
Hartford Fundamental Growth HLS Fund	30,013	30,023	—	—
Hartford Global Advisers HLS Fund	145,542	159,709	20,312	26,319
Hartford Global Equity HLS Fund	52,470	57,235	—	—
Hartford Global Growth HLS Fund	205,572	236,211	—	—
Hartford Global Health HLS Fund	100,484	141,832	—	—
Hartford Growth HLS Fund	120,193	142,941	—	—
Hartford Growth Opportunities HLS Fund	629,992	684,058	—	—
Hartford High Yield HLS Fund	554,094	433,138	2,065	2,023
Hartford Index HLS Fund	19,364	35,991	—	—
Hartford International Growth HLS Fund	762,906	809,477	—	—
Hartford International Opportunities HLS Fund	998,169	1,023,655	—	—
Hartford International Small Company HLS Fund	118,102	134,557	—	—
Hartford LargeCap Growth HLS Fund	75,373	73,448	—	—
Hartford MidCap HLS Fund	719,111	753,370	—	—
Hartford MidCap Growth HLS Fund	89,931	62,549	—	—
Hartford MidCap Value HLS Fund	98,492	146,093	—	—
Hartford Small Company HLS Fund	1,045,608	997,942	—	—
Hartford SmallCap Growth HLS Fund	188,774	195,240	—	—
Hartford SmallCap Value HLS Fund	22,257	18,748	—	—
Hartford Stock HLS Fund	877,695	1,048,731	—	—
Hartford Total Return Bond HLS Fund	2,170,302	2,360,851	1,782,934	1,442,807
Hartford U.S. Government Securities HLS Fund	614,145	876,679	576,858	457,933
Hartford Value HLS Fund	87,199	96,249	—	—
Hartford Value Opportunities HLS Fund	130,078	149,177	—	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

8.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2009, the Funds did not have any borrowings under this facility.

9.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date the guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009 and again on March 31, 2009 extended the Program until September 19, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the program will continue to be borne by the Fund.

10.	Money Market HLS Fund Support Agreement:

The Money Market HLS Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of June 30, 2009 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA entered into an amendment that permitted the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualified as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment required that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund. As of June 30, 2009, the actual escrow balance is $1,585.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the

Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the six-month period ended June 30, 2009, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of June 30, 2009, the fair value of the CSA was zero, as noted in the Schedule of Investments.

11.	Fund Mergers

Reorganization of certain series of Hartford Series Fund, Inc. At a special meeting of shareholders, held on August 12, 2008, shareholders of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund by Hartford Global Equity HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, the assets were acquired by Hartford Global Equity HLS Fund on August 22, 2008. Hartford Global Equity HLS Fund acquired the assets of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund in exchange for shares in Hartford Global Equity HLS Fund, which were distributed pro rata by Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund shareholders on August 22, 2008, in complete liquidation of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund.

The mergers were accomplished by tax free exchanges as detailed below:

Hartford Global Equity HLS Fund	Class IA	Class IB

Net assets of Hartford Global Communications HLS Fund on August 22, 2008	$9,909	$10,403
Net assets of Hartford Global Financial Services HLS Fund on August 22, 2008	$11,359	$8,097
Net assets of Hartford Global Technology Services HLS Fund on August 22, 2008	$63,662	$33,265
Hartford Global Communications HLS Fund shares exchanged	1,626	1,719
Hartford Global Financial Services HLS Fund shares exchanged	1,773	1,263
Hartford Global Technology HLS Fund shares exchanged	10,245	5,440
Hartford Global Equity HLS Fund shares issued from Hartford Global Communications HLS Fund	1,050	1,104
Hartford Global Equity HLS Fund shares issued from Hartford Global Financial Services HLS Fund	1,203	860
Hartford Global Equity HLS Fund shares issued from Hartford Global Technology HLS Fund	6,750	3,531
Net assets of Hartford Global Equity HLS Fund immediately before the merger	$19,120	$1,343
Net assets of Hartford Global Equity HLS Fund immediately after the merger	$104,049	$53,107

Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of August 22, 2008.

	Unrealized	Accumulated
	Appreciation	Net Realized
Fund	(Depreciation)	Gains (Losses)	Capital Stock

Hartford Global Communications HLS Fund	$642	$(47)	$19,717
Hartford Global Financial Services HLS Fund	$(2,754)	$(1,687)	$23,897
Hartford Global Technology HLS Fund	$55	$(25,399)	$122,271

Reorganization of certain series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. At a special meeting of shareholders, held on September 9, 2008, shareholders of Hartford Mortgage Securities HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Mortgage Securities HLS Fund by Hartford U.S. Government Securities HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford Mortgage Securities HLS Fund, the assets were acquired by Hartford U.S. Government Securities HLS Fund on September 26, 2008. Hartford U.S. Government Securities HLS Fund acquired the assets of Hartford Mortgage Securities HLS Fund in exchange for shares in Hartford U.S. Government Securities HLS Fund, which were distributed pro rata to Hartford Mortgage Securities HLS Fund shareholders on September 26, 2008, in complete liquidation of Hartford Mortgage Securities HLS Fund.

Hartford U.S. Government Securities HLS Fund	Class IA	Class IB

Net assets of Hartford Mortgage Securities HLS Fund on September 26, 2008	$280,383	$86,403
Hartford Mortgage Securities HLS Fund shares exchanged	28,489	8,837
Hartford U.S. Government Securities HLS Fund shares issued	26,154	8,094
Net assets of Hartford U.S. Government Securities HLS Fund immediately before the merger	$988,715	$273,072
Net assets of Hartford U.S. Government Securities HLS Fund immediately after the merger	$1,269,147	$359,489

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Mortgage Securities HLS Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of September 26, 2008.

		Accumulated
	Unrealized	Net Realized
Fund	Appreciation	(Losses)	Capital Stock

Hartford Mortgage Securities HLS Fund	$(39,146)	$(19,329)	$425,261

12.	Proposed Fund Merger:

At a meeting held on February 4, 2009, the Board of Directors of The Hartford Series Fund II, Inc. approved on behalf of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) and Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

The Board of Directors of The Hartford Series Fund II, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in July 2009.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Advisers HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$13.69	$0.18	$—	$1.13	$1.31	$—	$—	$—	$—	$1.31	$15.00	9.60	%(e)	$3,332,565	0.66	%(f)	0.66	%(f)	2.49	%(f)	40%
Class IB	13.85	0.16	—	1.15	1.31	—	—	—	—	1.31	15.16	9.46	(e)	530,333	0.91	(f)	0.91	(f)	2.24	(f)	—
For the Year Ended December 31, 2008
Class IA	20.97	0.50	—	(7.09)	(6.59)	(0.58)	(0.11)	—	(0.69)	(7.28)	13.69	(31.64)		3,404,626	0.63		0.63		2.43		76
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)		548,899	0.88		0.88		2.18		—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64		6,291,220	0.63		0.63		2.13		47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37		1,080,254	0.88		0.88		1.88		—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70	(g)	7,207,926	0.64		0.64		2.24		87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43	(g)	1,252,293	0.89		0.89		1.99		—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24		8,157,354	0.66		0.65		1.96		89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97		1,366,216	0.91		0.90		1.72		—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74		9,699,374	0.67		0.67		2.16		36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48		1,462,319	0.92		0.92		1.91		—
Hartford Capital Appreciation HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	25.34	0.17	—	3.76	3.93	—	—	—	—	3.93	29.27	15.49	(e)	6,800,106	0.68	(f)	0.68	(f)	1.37	(f)	65
Class IB	25.14	0.13	—	3.73	3.86	—	—	—	—	3.86	29.00	15.35	(e)	1,395,847	0.93	(f)	0.93	(f)	1.12	(f)	—
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)		6,017,984	0.67		0.67		1.12		131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)		1,295,065	0.92		0.92		0.87		—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83		12,123,834	0.67		0.67		0.68		101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53		2,933,905	0.92		0.92		0.42		—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61	(g)	11,746,831	0.67		0.67		0.82		73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32	(g)	2,810,587	0.92		0.92		0.57		—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55		11,317,561	0.70		0.70		0.78		97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26		2,793,612	0.95		0.95		0.53		—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36		10,751,945	0.70		0.70		0.77		89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07		2,505,798	0.95		0.95		0.52		—
Hartford Disciplined Equity HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.46	0.07	—	0.33	0.40	—	—	—	—	0.40	8.86	4.81	(e)	869,437	0.75	(f)	0.75	(f)	1.77	(f)	39
Class IB	8.41	0.07	—	0.33	0.40	—	—	—	—	0.40	8.81	4.68	(e)	158,412	1.00	(f)	1.00	(f)	1.52	(f)	—
For the Year Ended December 31, 2008
Class IA	15.05	0.14	—	(5.37)	(5.23)	(0.14)	(1.22)	—	(1.36)	(6.59)	8.46	(37.27)		868,799	0.71		0.71		1.14		73
Class IB	14.97	0.12	—	(5.35)	(5.23)	(0.11)	(1.22)	—	(1.33)	(6.56)	8.41	(37.43)		165,848	0.96		0.96		0.89		—
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05	8.34		1,566,652	0.70		0.70		1.04		75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97	8.07		339,877	0.95		0.95		0.79		—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)	—	—	(0.15)	1.42	14.08	12.45	(g)	1,401,619	0.72		0.72		1.19		63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)	—	—	(0.10)	1.43	14.01	12.17	(g)	354,559	0.97		0.97		0.93		—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)	—	—	(0.15)	0.64	12.66	6.58		1,019,703	0.74		0.74		1.07		58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)	—	—	(0.11)	0.65	12.58	6.31		340,108	0.99		0.99		0.82		—
For the Year Ended December 31, 2004
Class IA	11.20	0.16	—	0.79	0.95	(0.13)	—	—	(0.13)	0.82	12.02	8.41		770,938	0.75		0.75		1.53		62
Class IB	11.14	0.14	—	0.76	0.90	(0.11)	—	—	(0.11)	0.79	11.93	8.14		270,171	1.00		1.00		1.28		—
Hartford Dividend and Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	14.37	0.18	—	0.21	0.39	—	—	—	—	0.39	14.76	2.70	(e)	3,587,572	0.69	(f)	0.69	(f)	2.56	(f)	19
Class IB	14.34	0.16	—	0.21	0.37	—	—	—	—	0.37	14.71	2.57	(e)	726,861	0.94	(f)	0.94	(f)	2.31	(f)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Dividend and Growth HLS Fund — (continued)
For the Year Ended December 31, 2008
Class IA	$22.35	$0.44	$—	$(7.57)	$(7.13)	$(0.44)	$(0.41)	$—	$(0.85)	$(7.98)	$14.37	(32.43)%		$3,628,793	0.67%		0.67%		2.20%		41%
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34	(32.60)		776,959	0.92		0.92		1.95		—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26		5,842,788	0.67		0.67		1.70		27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98		1,501,363	0.92		0.92		1.45		—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36	(g)	5,671,552	0.67		0.67		1.77		27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06	(g)	1,603,952	0.92		0.92		1.52		—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96		4,978,773	0.67		0.67		1.70		26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92		0.92		1.45		—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42		4,719,663	0.68		0.68		1.73		27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14		1,393,412	0.93		0.93		1.48		—
Hartford Equity Income HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	9.20	0.14	—	(0.39)	(0.25)	—	—	—	—	(0.25)	8.95	(2.67	)(e)	221,769	0.87	(f)	0.87	(f)	3.39	(f)	26
Class IB	9.20	0.14	—	(0.39)	(0.25)	—	—	—	—	(0.25)	8.95	(2.79	)(e)	34,051	1.12	(f)	1.12	(f)	3.14	(f)	—
For the Year Ended December 31, 2008
Class IA	14.30	0.38	—	(4.32)	(3.94)	(0.38)	(0.78)	—	(1.16)	(5.10)	9.20	(28.76)		236,728	0.84		0.84		3.02		51
Class IB	14.30	0.37	—	(4.34)	(3.97)	(0.35)	(0.78)	—	(1.13)	(5.10)	9.20	(28.94)		38,134	1.09		1.09		2.77		—
For the Year Ended December 31, 2007(h)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94		390,396	0.84		0.84		2.21		26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68		72,717	1.09		1.09		1.96		—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79		360,210	0.85		0.75		2.32		28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49		106,733	1.10		1.00		2.07		—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81		231,151	0.86		0.76		2.27		21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56		79,417	1.11		1.01		2.03		—
For the Year Ended December 31, 2004
Class IA	10.75	0.12	—	0.89	1.01	(0.12)	—	—	(0.12)	0.89	11.64	9.43		90,197	0.90		0.90		1.99		18
Class IB	10.74	0.10	—	0.88	0.98	(0.10)	—	—	0.10	0.88	11.62	9.16		24,876	1.15		1.15		1.74		—
Hartford Fundamental Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	5.92	0.02	—	0.67	0.69	—	—	—	—	0.69	6.61	11.67	(e)	39,638	0.87	(f)	0.87	(f)	0.74	(f)	58
Class IB	5.88	0.02	—	0.66	0.68	—	—	—	—	0.68	6.56	11.53	(e)	19,550	1.12	(f)	1.12	(f)	0.49	(f)	—
For the Year Ended December 31, 2008
Class IA	11.10	0.04	—	(4.24)	(4.20)	(0.02)	(0.96)	—	(0.98)	(5.18)	5.92	(41.25)		35,367	0.85		0.85		0.49		123
Class IB	11.04	0.02	—	(4.22)	(4.20)	—	(0.96)	—	(0.96)	(5.16)	5.88	(41.39)		18,318	1.10		1.10		0.24		—
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12		59,053	0.86		0.86		0.27		177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83		34,968	1.11		1.11		0.02		—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72	(g)	48,852	0.94		0.85		0.80		112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45	(g)	34,041	1.19		1.10		0.55		—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88		52,679	0.92		0.91		0.77		136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60		41,972	1.17		1.16		0.52		—
For the Year Ended December 31, 2004
Class IA	9.90	0.10	—	0.21	0.31	(0.03)	—	—	(0.03)	0.28	10.18	3.16		49,519	0.90		0.90		1.06		111
Class IB	9.86	0.08	—	0.20	0.28	(0.01)	—	—	(0.01)	0.27	10.13	2.90		41,587	1.15		1.15		0.81		—
Hartford Global Advisers HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.50	0.08	—	0.48	0.56	—	—	—	—	0.56	9.06	6.56	(e)	179,588	0.84	(f)	0.84	(f)	1.94	(f)	58
Class IB	8.48	0.07	—	0.47	0.54	—	—	—	—	0.54	9.02	6.42	(e)	34,676	1.09	(f)	1.09	(f)	1.69	(f)	—
For the Year Ended December 31, 2008
Class IA	13.61	0.24	—	(4.60)	(4.36)	(0.54)	(0.21)	—	(0.75)	(5.11)	8.50	(32.50)		186,855	0.81		0.81		1.83		237
Class IB	13.56	0.22	—	(4.59)	(4.37)	(0.50)	(0.21)	—	(0.71)	(5.08)	8.48	(32.67)		36,265	1.06		1.06		1.58		—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Global Advisers HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$12.71	$0.23	$—	$1.83	$2.06	$(0.12)	$(1.04)	$—	$(1.16)	$0.90	$13.61	16.59%		$316,929	0.80%		0.80%		1.74%		85%
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30		67,293	1.05		1.05		1.49		—
For the Year Ended December 31, 2006
Class IA	12.48	0.23	0.02	0.83	1.08	(0.38)	(0.47)	—	(0.85)	0.23	12.71	8.84	(g)	306,498	0.82		0.82		1.73		88
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56	(g)	64,076	1.07		1.07		1.48		—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37		332,169	0.83		0.83		1.59		502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11		71,346	1.09		1.09		1.33		—
For the Year Ended December 31, 2004
Class IA	11.15	0.19	—	1.19	1.38	—	—	—	—	1.38	12.53	12.75		362,757	0.84		0.84		1.27		511
Class IB	11.09	0.14	—	1.21	1.35	—	—	—	—	1.35	12.44	12.47		86,937	1.09		1.09		1.02		—
Hartford Global Equity HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	6.16	0.06	—	0.73	0.79	—	—	—	—	0.79	6.95	12.80	(e)	51,673	1.11	(f)	1.01	(f)	2.06	(f)	73
Class IB	6.15	0.06	—	0.72	0.78	—	—	—	—	0.78	6.93	12.67	(e)	30,886	1.36	(f)	1.26	(f)	1.81	(f)	—
From (commencement of operations) January 31, 2008 through December 31, 2008
Class IA(i)	10.00	—	—	(3.78)	(3.79)	(0.05)	—	0.01	(0.06)	(3.84)	6.16	(37.87	)(e)	48,627	1.02	(f)	0.94	(f)	1.29	(f)	335 (j)
Class IB(i)	10.00	(0.08)	—	(3.72)	(3.80)	(0.04)	—	0.01	(0.05)	(3.85)	6.15	(38.01	)(e)	31,008	1.27	(f)	1.19	(f)	0.99	(f)	—
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	10.17	0.06	—	0.89	0.95	—	—	—	—	0.95	11.12	9.29	(f)	423,689	0.80	(f)	0.80	(f)	1.18	(f)	41
Class IB	10.12	0.05	—	0.88	0.93	—	—	—	—	0.93	11.05	9.15	(f)	111,706	1.05	(f)	1.05	(f)	0.93	(f)	—
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)		419,183	0.75		0.75		0.67		76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00		1.00		0.42		—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73		0.73		0.13		75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98		0.98		(0.11)		—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(g)	942,258	0.76		0.76		0.48		116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(g)	280,283	1.01		1.01		0.23		—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77		0.77		0.74		262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02		1.02		0.48		—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78		0.78		0.83		255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03		1.03		0.58		—
Hartford Global Health HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	10.66	0.04	—	0.11	0.15	—	—	—	—	0.15	10.81	1.40	(e)	139,034	0.91	(f)	0.91	(f)	0.59	(f)	50
Class IB	10.46	0.02	—	0.11	0.13	—	—	—	—	0.13	10.59	1.27	(e)	57,276	1.16	(f)	1.16	(f)	0.34	(f)	—
For the Year Ended December 31, 2008
Class IA	15.39	0.06	—	(3.99)	(3.93)	(0.06)	(0.74)	—	(0.80)	(4.73)	10.66	(25.56)		179,087	0.88		0.88		0.42		57
Class IB	15.11	0.02	—	(3.91)	(3.89)	(0.02)	(0.74)	—	(0.76)	(4.65)	10.46	(25.75)		62,080	1.13		1.13		0.17		—
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12		289,561	0.87		0.87		0.16		39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86		105,898	1.12		1.12		(0.09)		—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19	(g)	319,896	0.88		0.88		0.11		34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91	(g)	119,000	1.13		1.13		(0.13)		—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43		309,235	0.87		0.87		0.12		46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15		123,593	1.12		1.12		(0.13)		—
For the Year Ended December 31, 2004
Class IA	15.52	—	—	1.95	1.95	(0.01)	(0.54)	—	(0.55)	1.40	16.92	12.80		309,640	0.88		0.88		0.07		46
Class IB	15.43	(0.01)	—	1.90	1.89	—	(0.54)	—	(0.54)	1.35	16.78	12.52		125,592	1.13		1.13		(0.18)		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$7.53	$0.03	$—	$0.77	$0.80	$—	$—	$—	$—	$0.80	$8.33	10.63	%(e)	$210,974	0.87	%(f)	0.87	%(f)	0.66	%(f)	44%
Class IB	7.42	0.02	—	0.76	0.78	—	—	—	—	0.78	8.20	10.49	(e)	77,979	1.12	(f)	1.12	(f)	0.41	(f)	—
For the Year Ended December 31, 2008
Class IA	13.39	0.03	—	(5.47)	(5.44)	(0.03)	(0.39)	—	(0.42)	(5.86)	7.53	(41.79)		203,993	0.84		0.84		0.27		93
Class IB	13.18	—	—	(5.37)	(5.37)	—	(0.39)	—	(0.39)	(5.76)	7.42	(41.93)		81,720	1.09		1.09		0.02		—
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78		388,985	0.83		0.83		0.11		101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49		189,987	1.08		1.08		(0.14)		—
For the Year Ended December 31, 2006
Class IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	—	(0.80)	(0.22)	12.32	4.61	(g)	379,601	0.84		0.84		0.10		95
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35	(g)	190,063	1.09		1.09		(0.14)		—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67	(g)	345,558	0.84		0.84		0.02		76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42	(g)	206,105	1.09		1.09		(0.23)		—
For the Year Ended December 31, 2004
Class IA	11.16	0.01	—	1.39	1.40	—	(0.09)	—	(0.09)	1.31	12.47	12.49		249,473	0.86		0.86		0.09		79
Class IB	11.11	0.01	—	1.35	1.36	—	(0.09)	—	(0.09)	1.27	12.38	12.21		170,895	1.11		1.11		(0.16)		—
Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	17.05	0.06	—	0.63	0.69	—	—	—	—	0.69	17.74	4.02	(e)	767,592	0.65	(f)	0.65	(f)	0.79	(f)	80
Class IB	16.89	0.05	—	0.61	0.66	—	—	—	—	0.66	17.55	3.90	(e)	118,696	0.90	(f)	0.90	(f)	0.54	(f)	—
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64		0.64		0.45		154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89		0.89		0.20		—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64		0.64		0.16		135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89		0.89		(0.09)		—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(g)	1,103,590	0.65		0.65		0.71		139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(g)	197,797	0.90		0.90		0.46		—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(g)	1,012,774	0.64		0.64		0.33		140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(g)	179,308	0.89		0.89		0.06		—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63		0.63		0.23		137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88		0.88		(0.03)		—
Hartford High Yield HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	5.73	0.31	—	0.93	1.24	—	—	—	—	1.24	6.97	21.65	(e)	414,307	0.74	(f)	0.74	(f)	10.51	(f)	97
Class IB	5.68	0.31	—	0.91	1.22	—	—	—	—	1.22	6.90	21.50	(e)	159,338	0.99	(f)	0.99	(f)	10.26	(f)	—
For the Year Ended December 31, 2008
Class IA	8.87	0.83	—	(3.12)	(2.29)	(0.85)	—	—	(0.85)	(3.14)	5.73	(25.23)		293,839	0.74		0.74		9.05		101
Class IB	8.78	0.83	—	(3.11)	(2.28)	(0.82)	—	—	(0.82)	(3.10)	5.68	(25.42)		124,701	0.99		0.99		8.76		—
For the Year Ended December 31, 2007(i)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79		460,243	0.77		0.72		7.47		148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53		222,712	1.02		0.97		7.20		—
For the Year Ended December 31, 2006(i)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17	(g)	471,327	0.77		0.72		7.39		160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89	(g)	264,525	1.02		0.97		7.14		—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13	(g)	443,859	0.77		0.76		6.51		138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85	(g)	272,538	1.02		1.01		6.25		—
For the Year Ended December 31, 2004
Class IA	10.06	0.58	—	0.12	0.70	(0.50)	—	—	(0.50)	0.20	10.26	7.40		518,881	0.77		0.77		6.31		92
Class IB	9.98	0.64	—	0.03	0.67	(0.48)	—	—	(0.48)	0.19	10.17	7.14		309,672	1.02		1.02		6.06		—
Hartford Index HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	18.75	0.21	—	0.37	0.58	—	—	—	—	0.58	19.33	3.09	(e)	702,685	0.34	(f)	0.34	(f)	2.31	(f)	3
Class IB	18.69	0.19	—	0.36	0.55	—	—	—	—	0.55	19.24	2.94	(e)	135,807	0.59	(f)	0.59	(f)	2.06	(f)	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Index HLS Fund — (continued)
For the Year Ended December 31, 2008
Class IA	$31.54	$0.59	$—	$(12.16)	$(11.57)	$(0.58)	$(0.64)	$—	$(1.22)	$(12.79)	$18.75	(37.11)%		$718,081	0.32%		0.32%		2.02%		4%
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)		138,014	0.57		0.57		1.77		—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33		0.33		1.61		4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58		0.58		1.36		—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(g)	1,598,176	0.42		0.33		1.60		4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(g)	276,850	0.67		0.58		1.36		—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50		1,701,424	0.42		0.42		1.46		5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67		0.67		1.21		—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39		1,973,470	0.44		0.44		1.60		5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12		252,959	0.69		0.69		1.35		—
Hartford International Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	5.85	0.08	—	0.18	0.26	—	—	—	—	0.26	6.11	4.30	(e)	276,199	0.92	(f)	0.92	(f)	2.81	(f)	217
Class IB	5.83	0.08	—	0.16	0.24	—	—	—	—	0.24	6.07	4.17	(e)	89,656	1.17	(f)	1.17	(f)	2.56	(f)	—
For the Year Ended December 31, 2008
Class IA	14.47	0.14	—	(8.09)	(7.95)	(0.10)	(0.57)	—	(0.67)	(8.62)	5.85	(56.78)		293,243	0.84		0.84		1.25		381
Class IB	14.36	0.12	—	(8.01)	(7.89)	(0.07)	(0.57)	—	(0.64)	(8.53)	5.83	(56.89)		108,766	1.09		1.09		1.00		—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91		791,757	0.83		0.83		0.75		239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60		336,747	1.08		1.08		0.53		—
For the Year Ended December 31, 2006(h)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08	(g)	574,806	0.88		0.88		0.70		164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77	(g)	302,729	1.13		1.13		0.48		—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16		370,555	0.93		0.93		1.05		179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89		244,572	1.18		1.18		0.79		—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72		208,703	0.97		0.97		0.86		215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40		137,183	1.22		1.22		0.61		—
Hartford International Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.40	0.12	—	0.56	0.68	—	—	—	—	0.68	9.08	7.88	(e)	1,061,384	0.76	(f)	0.76	(f)	2.99	(f)	91
Class IB	8.51	0.11	—	0.56	0.67	—	—	—	—	0.67	9.18	7.75	(e)	193,984	1.01	(f)	1.01	(f)	2.74	(f)	—
For the Year Ended December 31, 2008
Class IA	15.62	0.28	—	(6.68)	(6.40)	(0.28)	(0.54)	—	(0.82)	(7.22)	8.40	(42.25)		1,046,234	0.71		0.71		2.21		158
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)		189,221	0.96		0.96		1.96		—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43		2,027,078	0.71		0.71		1.13		135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96		0.96		0.89		—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(g)	1,596,055	0.75		0.75		1.47		119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(g)	382,371	1.00		1.00		1.24		—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78		0.78		1.22		120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03		1.03		0.97		—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08		1,054,884	0.80		0.80		1.13		142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79		247,752	1.05		1.05		0.88		—
Hartford International Small Company HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.30	0.08	—	0.82	0.90	—	—	—	—	0.90	9.20	10.85	(e)	134,222	0.94	(f)	0.94	(f)	2.11	(f)	77
Class IB	8.24	0.07	—	0.81	0.88	—	—	—	—	0.88	9.12	10.71	(e)	39,917	1.19	(f)	1.19	(f)	1.86	(f)	—
For the Year Ended December 31, 2008
Class IA	15.07	0.20	—	(6.45)	(6.25)	(0.15)	(0.37)	—	(0.52)	(6.77)	8.30	(42.44)		133,595	0.89		0.89		1.67		98
Class IB	14.93	0.17	—	(6.37)	(6.20)	(0.12)	(0.37)	—	(0.49)	(6.69)	8.24	(42.58)		39,265	1.14		1.14		1.42		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford International Small Company HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$16.77	$0.18	$—	$1.23	$1.41	$(0.31)	$(2.80)	$—	$(3.11)	$(1.70)	$15.07	9.01%		$312,269	0.88%		0.88%		0.81%		97%
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73		105,771	1.13		1.13		0.56		—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34	(g)	294,660	0.93		0.93		1.05		99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01	(g)	117,251	1.18		1.18		0.82		—
For the Year Ended December 31, 2005
Class IA	14.52	0.11	—	2.44	2.55	(0.38)	(1.85)	—	(2.23)	0.32	14.84	18.60		193,712	1.00		1.00		1.19		95
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30		92,157	1.25		1.25		0.97		—
For the Year Ended December 31, 2004
Class IA	12.62	0.16	—	1.96	2.12	—	(0.22)	—	(0.22)	1.90	14.52	16.96		84,012	1.08		1.08		1.53		119
Class IB	12.56	0.14	—	1.94	2.08	—	(0.22)	—	(0.22)	1.86	14.42	16.67		54,750	1.33		1.33		1.28		—
Hartford LargeCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	9.88	0.05	—	1.08	1.13	—	—	—	—	1.13	11.01	11.39	(e)	96,686	0.69	(f)	0.69	(f)	1.04	(f)	82
Class IB	9.87	0.03	—	1.08	1.11	—	—	—	—	1.11	10.98	11.25	(e)	3,903	0.94	(f)	0.94	(f)	0.79	(f)	—
For the Year Ended December 31, 2008
Class IA	19.78	0.12	—	(7.82)	(7.70)	(0.12)	—	(2.08)	(2.20)	(9.90)	9.88	(42.96)		87,150	0.66		0.66		0.77		157
Class IB(k)	17.22	0.04	—	(5.19)	(5.15)	(0.12)	—	(2.08)	(2.20)	(7.35)	9.87	(34.61	)(e)	2,207	0.91	(f)	0.91	(f)	1.18	(f)	—
For the Year Ended December 31, 2007
Class IA	20.18	0.11	—	1.02	1.13	(0.11)	(1.42)	—	(1.53)	(0.40)	19.78	5.52		171,565	0.68		0.47		0.53		247
For the Year Ended December 31, 2006
Class IA	18.74	0.07	—	1.44	1.51	(0.07)	—	—	(0.07)	1.44	20.18	8.04		139,150	0.89		0.78		0.31		116
For the Year Ended December 31, 2005
Class IA	17.84	0.07	—	0.98	1.05	(0.15)	—	—	(0.15)	0.90	18.74	5.85		155,020	0.91		0.81		0.32		27
For the Year Ended December 31, 2004
Class IA	16.42	0.10	—	1.35	1.45	(0.03)	—	—	(0.03)	1.42	17.84	8.90		173,702	0.90		0.90		0.56		26
Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	16.21	0.05	—	1.06	1.11	—	—	—	—	1.11	17.32	6.82	(e)	1,618,370	0.72	(f)	0.72	(f)	0.57	(f)	45
Class IB	16.06	0.03	—	1.04	1.07	—	—	—	—	1.07	17.13	6.67	(e)	153,106	0.97	(f)	0.97	(f)	0.32	(f)	—
For the Year Ended December 31, 2008
Class IA	26.34	0.12	—	(9.03)	(8.91)	(0.12)	(1.10)	—	(1.22)	(10.13)	16.21	(35.32)		1,552,741	0.69		0.69		0.51		92
Class IB	26.08	0.06	—	(8.92)	(8.86)	(0.06)	(1.10)	—	(1.16)	(10.02)	16.06	(35.49)		169,328	0.94		0.94		0.26		—
For the Year Ended December 31, 2007(h)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30		2,716,285	0.69		0.69		0.22		79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01		302,151	0.94		0.94		(0.03)		—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74	(g)	2,606,275	0.68		0.68		1.06		89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46	(g)	274,695	0.93		0.93		0.82		—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78	(g)	2,529,805	0.70		0.70		0.39		70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49	(g)	254,833	0.95		0.95		0.14		—
For the Year Ended December 31, 2004
Class IA	24.63	0.12	—	3.93	4.05	(0.07)	—	—	(0.07)	3.98	28.61	16.44		2,193,649	0.70		0.70		0.47		60
Class IB	24.50	0.08	—	3.87	3.95	(0.03)	—	—	(0.03)	3.92	28.42	16.15		221,727	0.95		0.95		0.22		—
Hartford MidCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	5.34	0.01	—	0.95	0.96	—	—	—	—	0.96	6.30	17.95	(e)	68,033	0.85	(f)	0.85	(f)	0.36	(f)	105
Class IB	5.34	—	—	0.95	0.95	—	—	—	—	0.95	6.29	17.83	(e)	17,385	1.10	(f)	1.10	(f)	0.11	(f)	—
For the Year Ended December 31, 2008
Class IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34	(46.85)		38,447	0.85		0.85		0.53		201
Class IB(l)	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34	(40.17	)(e)	8,702	1.10	(f)	1.10	(f)	0.32	(f)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65	(g)	51,196	0.85		0.65		0.26		231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27		53,395	0.98		0.78		(0.08)		211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55		55,209	1.01		0.81		(0.39)		112

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford MidCap Growth HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$11.21	$0.01	$—	$1.43	$1.44	$(0.02)	$—	$—	$(0.02)	$1.42	$12.63	12.83%		$59,730	0.94%		0.94%		0.02%		179%
Hartford MidCap Value HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	5.82	0.03	—	0.59	0.62	—	—	—	—	0.62	6.44	10.79	(e)	294,255	0.86	(f)	0.86	(f)	0.94	(f)	25
Class IB	5.80	0.02	—	0.60	0.62	—	—	—	—	0.62	6.42	10.65	(e)	124,397	1.11	(f)	1.11	(f)	0.69	(f)	—
For the Year Ended December 31, 2008
Class IA	12.34	0.07	—	(4.35)	(4.28)	(0.06)	(2.18)	—	(2.24)	(6.52)	5.82	(40.21)		301,896	0.81		0.81		0.82		51
Class IB	12.30	0.05	—	(4.33)	(4.28)	(0.04)	(2.18)	—	(2.22)	(6.50)	5.80	(40.36)		128,483	1.06		1.06		0.57		—
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13		615,430	0.79		0.79		0.53		50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87		300,502	1.04		1.04		0.28		—
For the Year Ended December 31, 2006
Class IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	—	(2.05)	0.17	14.18	17.88	(g)	721,469	0.78		0.78		0.73		41
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59	(g)	370,771	1.03		1.03		0.51		—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99	(g)	721,631	0.79		0.79		0.35		49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71	(g)	391,264	1.04		1.04		0.10		—
For the Year Ended December 31, 2004
Class IA	12.37	0.03	—	1.96	1.99	(0.01)	(0.19)	—	(0.20)	1.79	14.16	16.30		770,328	0.80		0.80		0.34		87
Class IB	12.32	0.02	—	1.93	1.95	—	(0.19)	—	(0.19)	1.76	14.08	16.01		435,812	1.05		1.05		0.09		—
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.02	(e)	3,723,023	0.48	(f)	0.41	(f)	0.04	(f)	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	—	(e)	682,144	0.56	(f)	0.44	(f)	0.00	(f)	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47		0.42		2.01		N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72		0.67		1.80		—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—
Hartford Small Company HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	11.01	—	—	0.57	0.57	—	—	—	—	0.57	11.58	5.23	(e)	886,019	0.76	(f)	0.76	(f)	(0.03	)(f)	108
Class IB	10.76	(0.01)	—	0.56	0.55	—	—	—	—	0.55	11.31	5.13	(e)	176,973	1.01	(f)	1.01	(f)	(0.28	)(f)	—
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)		793,078	0.71		0.71		0.16		194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)		179,411	0.96		0.96		(0.09)		—
For the Year Ended December 31, 2007(h)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(g)	1,292,444	0.70		0.70		(0.02)		167 (l)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(g)	312,775	0.95		0.95		(0.27)		—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(g)	1,138,830	0.73		0.73		0.21		177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(g)	304,757	0.98		0.98		(0.03)		—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(g)	1,017,271	0.75		0.75		(0.08)		106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(g)	220,310	1.00		1.00		(0.34)		—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18		904,912	0.75		0.75		(0.41)		141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90		230,452	1.00		1.00		(0.66)		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford SmallCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$11.57	$—	$—	$1.03	$1.03	$—	$—	$—	$—	$1.03	$12.60	8.90	%(e)	$352,500	0.66	%(f)	0.66	%(f)	(0.07	)%(f)	45%
Class IB	11.53	(0.02)	—	1.04	1.02	—	—	—	—	1.02	12.55	8.77	(e)	122,239	0.91	(f)	0.91	(f)	(0.32	)(f)	—
For the Year Ended December 31, 2008
Class IA	18.71	0.05	—	(7.00)	(6.95)	(0.07)	(0.12)	—	(0.19)	(7.14)	11.57	(37.42)		332,330	0.64		0.64		0.24		99
Class IB	18.66	—	—	(6.96)	(6.96)	(0.05)	(0.12)	—	(0.17)	(7.13)	11.53	(37.57)		115,827	0.89		0.89		(0.01)		—
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)		640,853	0.63		0.63		0.52		84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)		227,424	0.88		0.88		0.27		—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86	(g)	746,266	0.64		0.64		0.42		92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59	(g)	273,736	0.89		0.89		0.17		—
For the Year Ended December 31, 2005
Class IA	20.26	0.05	0.04	2.13	2.22	(0.08)	(1.22)	(0.30)	(1.60)	0.62	20.88	11.02	(g)	704,168	0.63		0.63		0.20		77
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78	(g)	271,859	0.88		0.88		(0.05)		—
For the Year Ended December 31, 2004
Class IA	17.55	0.04	—	2.67	2.71	—	—	—	—	2.71	20.26	15.43		503,717	0.64		0.64		0.27		88
Class IB	17.55	0.03	—	2.63	2.66	—	—	—	—	2.66	20.21	15.14		201,589	0.89		0.89		0.02		—
Hartford SmallCap Value HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	7.37	0.04	—	0.05	0.09	—	—	—	—	0.09	7.46	1.32	(e)	59,603	1.00	(f)	1.00	(f)	1.28	(f)	35
Class IB	7.33	0.03	—	0.05	0.08	—	—	—	—	0.08	7.41	1.10	(e)	4,372	1.25	(f)	1.25	(f)	1.03	(f)	—
For the Year Ended December 31, 2008
Class IA	10.69	0.15	—	(3.27)	(3.12)	(0.12)	(0.08)	—	(0.20)	(3.32)	7.37	(29.36)		58,193	0.95		0.95		1.65		54
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)		2,898	1.20		1.20		1.90		—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)		81,895	0.96		0.96		1.27		51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)		240	1.21		1.21		1.08		—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31		102,233	0.99		0.99		1.35		166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02		171	1.24		1.24		1.07		—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11		103,350	0.92		0.92		0.94		49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83		146	1.17		1.17		0.71		—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98		114,296	0.92		0.92		0.80		51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06		32	1.17		1.17		0.55		—
Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	25.86	0.23	—	2.90	3.13	—	—	—	—	3.13	28.99	12.10	(e)	1,837,012	0.51	(f)	0.51	(f)	1.68	(f)	45
Class IB	25.84	0.20	—	2.89	3.09	—	—	—	—	3.09	28.93	11.96	(e)	291,324	0.76	(f)	0.76	(f)	1.43	(f)	—
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)		1,810,864	0.49		0.49		1.38		89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)		287,794	0.74		0.74		1.13		—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90		3,909,045	0.49		0.49		1.01		96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64		652,838	0.74		0.74		0.76		—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65	(g)	4,498,001	0.49		0.49		1.27		97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37	(g)	758,802	0.74		0.74		1.02		—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62		4,787,612	0.50		0.50		1.21		91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35		770,163	0.75		0.75		0.96		—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17		5,657,942	0.49		0.49		1.61		30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91		718,293	0.74		0.74		1.36		—
Hartford Total Return Bond HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	9.54	0.24	—	0.43	0.67	—	—	—	—	0.67	10.21	7.03	(e)	3,415,942	0.50	(f)	0.50	(f)	5.05	(f)	94
Class IB	9.50	0.23	—	0.43	0.66	—	—	—	—	0.66	10.16	6.90	(e)	745,304	0.75	(f)	0.75	(f)	4.80	(f)	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Total Return Bond HLS Fund — (continued)
For the Year Ended December 31, 2008
Class IA	$11.15	$0.62	$—	$(1.49)	$(0.87)	$(0.74)	$—	$—	$(0.74)	$(1.61)	$9.54	(7.62)%		$3,167,919	0.49%		0.49%		5.54%		173%
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)		740,580	0.74		0.74		5.27		—
For the Year Ended December 31, 2007(i)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67		3,458,709	0.49		0.49		5.27		223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41		1,036,331	0.74		0.74		5.01		—
For the Year Ended December 31, 2006(i)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80	(g)	3,041,321	0.50		0.50		4.82		344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54	(g)	1,040,408	0.75		0.75		4.56		—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45		2,745,115	0.50		0.50		4.09		190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19		1,068,600	0.75		0.75		3.84		—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62		2,507,021	0.50		0.50		3.72		164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36		991,065	0.75		0.75		3.47		—
Hartford U.S. Government Securities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	10.19	0.21	—	(0.14)	0.07	—	—	—	—	0.07	10.26	0.64	(e)	1,134,115	0.47	(f)	0.47	(f)	3.86	(f)	82
Class IB	10.16	0.20	—	(0.14)	0.06	—	—	—	—	0.06	10.22	0.51	(e)	292,689	0.72	(f)	0.72	(f)	3.61	(f)	—
For the Year Ended December 31, 2008
Class IA	11.15	0.44	—	(0.51)	(0.07)	(0.89)	—	—	(0.89)	(0.96)	10.19	(0.64)		1,243,275	0.46		0.46		4.56		83
Class IB	11.10	0.18	—	(0.29)	(0.11)	(0.83)	—	—	(0.83)	(0.94)	10.16	(0.89)		334,013	0.71		0.71		4.31		—
For the Year Ended December 31, 2007(i)
Class IA	11.13	0.54	—	(0.07)	0.47	(0.45)	—	—	(0.45)	0.02	11.15	4.38		925,088	0.47		0.47		4.86		95
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12		297,934	0.72		0.72		4.61		—
For the Year Ended December 31, 2006(i)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13	4.01		711,639	0.48		0.48		4.48		199
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75		290,963	0.73		0.73		4.21		—
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09	1.55		591,007	0.47		0.47		3.60		257
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30		323,920	0.72		0.72		3.34		—
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24	2.07		523,819	0.47		0.47		3.08		247
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19	1.82		294,711	0.72		0.72		2.83		—
Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	7.77	0.08	—	0.13	0.21	—	—	—	—	0.21	7.98	2.69	(e)	215,583	0.86	(f)	0.86	(f)	2.12	(f)	34
Class IB	7.77	0.07	—	0.13	0.20	—	—	—	—	0.20	7.97	2.56	(e)	57,938	1.11	(f)	1.11	(f)	1.87	(f)	—
For the Year Ended December 31, 2008
Class IA	12.83	0.20	—	(4.36)	(4.16)	(0.20)	(0.70)	—	(0.90)	(5.06)	7.77	(34.03)		217,460	0.84		0.84		1.87		57
Class IB	12.81	0.20	—	(4.37)	(4.17)	(0.17)	(0.70)	—	(0.87)	(5.04)	7.77	(34.20)		63,338	1.09		1.09		1.62		—
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98		327,689	0.84		0.84		1.42		35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70		131,651	1.09		1.09		1.14		—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82	(g)	277,982	0.85		0.85		1.37		40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52	(g)	148,135	1.10		1.10		1.10		—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13		193,655	0.86		0.86		1.42		30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86		129,771	1.11		1.11		1.17		—
For the Year Ended December 31, 2004
Class IA	9.72	0.13	—	0.91	1.04	(0.03)	—	—	(0.03)	1.01	10.73	10.71		162,644	0.87		0.87		1.36		45
Class IB	9.69	0.12	—	0.89	1.01	(0.03)	—	—	(0.03)	0.98	10.67	10.43		120,227	1.12		1.12		1.11		—
Hartford Value Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.77	0.06	—	1.13	1.19	—	—	—	—	1.19	9.96	13.52	(e)	209,359	0.68	(f)	0.68	(f)	1.33	(f)	57
Class IB	8.75	0.05	—	1.11	1.16	—	—	—	—	1.16	9.91	13.37	(e)	47,591	0.93	(f)	0.93	(f)	1.08	(f)	—
For the Year Ended December 31, 2008
Class IA	15.42	0.20	—	(6.50)	(6.30)	(0.26)	(0.09)	—	(0.35)	(6.65)	8.77	(41.06)		200,913	0.64		0.64		1.42		59
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)		46,917	0.89		0.89		1.17		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before	After	Average Net	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)	Waivers (c)	Assets	Rate (d)
Hartford Value Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$19.74	$0.25	$—	$(1.48)	$(1.23)	$(0.25)	$(2.84)	$—	$(3.09)	$(4.32)	$15.42	(6.29)%		$456,402	0.64%	0.64%	1.21%	57%
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)		122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02	(h)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73	(h)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32		390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05		151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87		259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58		81,772	0.92	0.92	0.85	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Not annualized.
(f)	Annualized.
(g)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.
(h)	Per share amounts have been calculated using the average shares method.
(i)	Commenced operations on January 31, 2008.
(j)	During the year ended December 31, 2008, Hartford Global Equity HLS Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into Hartford Global Equity HLS Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.
(k)	Commenced operations on March 31, 2008.
(l)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong* (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

* Prior to May 8, 2009, Mr. Birdsong held a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to the Hartford SmallCap Value HLS Fund. On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his prior beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong was not considered to be an independent director with respect to the Hartford SmallCap Value HLS Fund from October 20, 2008 to May 8, 2009.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$1,095.99	$3.43	$1,000.00	$1021.52	$3.30	0.66%	181	365
Class IB	$1,000.00	$1,094.63	$4.72	$1,000.00	$1020.28	$4.55	0.91%	181	365
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,153.75	$3.62	$1,000.00	$1020.40	$3.40	0.68%	181	365
Class IB	$1,000.00	$1,153.45	$4.96	$1,000.00	$1020.18	$4.65	0.93%	181	365
Hartford Disciplined Equity HLS Fund
Class IA	$1,000.00	$1,048.12	$3.80	$1,000.00	$1021.07	$3.75	0.75%	181	365
Class IB	$1,000.00	$1,046.81	$5.07	$1,000.00	$1019.83	$5.00	1.00%	181	365
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$1,026.98	$3.46	$1,000.00	$1021.37	$3.45	0.69%	181	365
Class IB	$1,000.00	$1,025.69	$4.72	$1,000.00	$1020.13	$4.70	0.94%	181	365
Hartford Equity Income HLS Fund
Class IA	$1,000.00	$973.28	$4.25	$1,000.00	$1020.48	$4.35	0.87%	181	365
Class IB	$1,000.00	$972.08	$5.47	$1,000.00	$1019.24	$5.60	1.12%	181	365
Hartford Fundamental Growth HLS Fund
Class IA	$1,000.00	$1,116.71	$4.56	$1,000.00	$1020.48	$4.35	0.87%	181	365
Class IB	$1,000.00	$1,115.33	$5.87	$1,000.00	$1019.24	$5.60	1.12%	181	365
Hartford Global Advisers HLS Fund
Class IA	$1,000.00	$1,065.55	$4.30	$1,000.00	$1020.62	$4.20	0.84%	181	365
Class IB	$1,000.00	$1,064.24	$5.57	$1,000.00	$1019.38	$5.45	1.09%	181	365
Hartford Global Equity HLS Fund
Class IA	$1,000.00	$1,128.03	$5.32	$1,000.00	$1019.78	$5.05	1.01%	181	365
Class IB	$1,000.00	$1,126.72	$6.64	$1,000.00	$1018.54	$6.30	1.26%	181	365
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$1,092.86	$4.15	$1,000.00	$1020.82	$4.00	0.80%	181	365
Class IB	$1,000.00	$1,091.50	$5.44	$1,000.00	$1019.58	$5.25	1.05%	181	365
Hartford Global Health HLS Fund
Class IA	$1,000.00	$1,013.99	$4.54	$1,000.00	$1020.28	$4.55	0.91%	181	365
Class IB	$1,000.00	$1,012.70	$5.78	$1,000.00	$1019.04	$5.80	1.16%	181	365
Hartford Growth HLS Fund
Class IA	$1,000.00	$1,106.34	$4.54	$1,000.00	$1020.48	$4.35	0.87%	181	365

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Class IB	$1,000.00	$1,104.91	$5.84	$1,000.00	$1019.24	$5.60	1.12%	181	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,040.24	$3.28	$1,000.00	$1021.57	$3.25	0.65%	181	365
Class IB	$1,000.00	$1,038.96	$4.55	$1,000.00	$1020.33	$4.50	0.90%	181	365
Hartford High Yield HLS Fund
Class IA	$1,000.00	$1,216.51	$4.06	$1,000.00	$1021.12	$3.70	0.74%	181	365
Class IB	$1,000.00	$1,215.01	$5.43	$1,000.00	$1019.88	$4.95	0.99%	181	365
Hartford Index HLS Fund
Class IA	$1,000.00	$1,029.83	$1.71	$1,000.00	$1022.08	$1.70	0.34%	181	365
Class IB	$1,000.00	$1,029.41	$2.96	$1,000.00	$1021.86	$2.95	0.59%	181	365
Hartford International Growth HLS Fund
Class IA	$1,000.00	$1,043.02	$4.66	$1,000.00	$1020.23	$4.60	0.92%	181	365
Class IB	$1,000.00	$1,041.70	$5.92	$1,000.00	$1018.99	$5.85	1.17%	181	365
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,078.84	$3.91	$1,000.00	$1021.02	$3.80	0.76%	181	365
Class IB	$1,000.00	$1,077.49	$5.20	$1,000.00	$1019.78	$5.05	1.01%	181	365
Hartford International Small Company HLS Fund
Class IA	$1,000.00	$1,107.36	$4.90	$1,000.00	$1019.11	$4.70	0.94%	181	365
Class IB	$1,000.00	$1,107.10	$6.21	$1,000.00	$1018.89	$5.95	1.19%	181	365
Hartford LargeCap Growth HLS Fund
Class IA	$1,000.00	$1,113.93	$3.61	$1,000.00	$1021.37	$3.45	0.69%	181	365
Class IB	$1,000.00	$1,112.54	$4.92	$1,000.00	$1020.13	$4.70	0.94%	181	365
Hartford MidCap HLS Fund
Class IA	$1,000.00	$1,068.22	$3.69	$1,000.00	$1021.22	$3.60	0.72%	181	365
Class IB	$1,000.00	$1,066.73	$4.97	$1,000.00	$1019.98	$4.85	0.97%	181	365
Hartford MidCap Growth HLS Fund
Class IA	$1,000.00	$1,179.50	$4.59	$1,000.00	$1020.57	$4.25	0.85%	181	365
Class IB	$1,000.00	$1,178.25	$5.94	$1,000.00	$1019.33	$5.50	1.10%	181	365
Hartford MidCap Value HLS Fund
Class IA	$1,000.00	$1,107.87	$4.49	$1,000.00	$1020.52	$4.30	0.86%	181	365
Class IB	$1,000.00	$1,106.50	$5.79	$1,000.00	$1019.29	$5.55	1.11%	181	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.20	$2.03	$1,000.00	$1022.76	$2.05	0.41%	181	365
Class IB	$1,000.00	$1,000.00	$2.18	$1,000.00	$1022.61	$2.20	0.44%	181	365
Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,052.27	$3.86	$1,000.00	$1021.02	$3.80	0.76%	181	365
Class IB	$1,000.00	$1,052.39	$5.14	$1,000.00	$1020.80	$5.06	1.01%	181	365
Hartford SmallCap Growth HLS Fund
Class IA	$1,000.00	$1,089.04	$3.41	$1,000.00	$1021.52	$3.30	0.66%	181	365
Class IB	$1,000.00	$1,087.72	$4.71	$1,000.00	$1020.28	$4.55	0.91%	181	365
Hartford SmallCap Value HLS Fund
Class IA	$1,000.00	$1,013.23	$4.99	$1,000.00	$1019.83	$5.00	1.00%	181	365
Class IB	$1,000.00	$1,011.00	$6.23	$1,000.00	$1018.59	$6.25	1.25%	181	365
Hartford Stock HLS Fund
Class IA	$1,000.00	$1,119.86	$2.67	$1,000.00	$1021.24	$2.55	0.51%	181	365
Class IB	$1,000.00	$1,119.61	$3.99	$1,000.00	$1021.02	$3.80	0.76%	181	365
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,070.32	$2.56	$1,000.00	$1022.31	$2.50	0.50%	181	365
Class IB	$1,000.00	$1,069.00	$3.84	$1,000.00	$1021.07	$3.75	0.75%	181	365
Hartford U.S. Government Securities HLS Fund
Class IA	$1,000.00	$1,006.35	$2.33	$1,000.00	$1022.46	$2.35	0.47%	181	365
Class IB	$1,000.00	$1,005.10	$3.57	$1,000.00	$1021.22	$3.60	0.72%	181	365
Hartford Value HLS Fund
Class IA	$1,000.00	$1,026.86	$4.32	$1,000.00	$1020.52	$4.30	0.86%	181	365
Class IB	$1,000.00	$1,025.57	$5.57	$1,001.00	$1019.29	$5.55	1.11%	181	365
Hartford Value Opportunities HLS Fund
Class IA	$1,000.00	$1,135.17	$3.60	$1,000.00	$1021.42	$3.40	0.68%	181	365
Class IB	$1,000.00	$1,133.70	$4.92	$1,000.00	$1020.18	$4.65	0.93%	181	365

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Amended and Restated Investment Sub-Advisory Agreement (Unaudited)

Approval of Amended and Restated Investment Sub-Advisory Agreement

At a meeting held on February 4, 2009, the Board of Directors, including each of the Independent Directors, unanimously voted to approve an amendment to the investment sub-advisory agreement between HL Investment Advisors, LLC (“HL Advisors”) and Wellington Management Company LLP (“Wellington”) (“Amended Agreement”). The amendment related to the sub-advisory fees HL Advisors pays Wellington with respect to the Hartford MidCap HLS Fund (the “Fund”). In considering the approval of the Amended Agreement, the Board took into account the fact that it had approved the renewal of the investment sub-advisory agreement between HL Advisors and Wellington at the August 5-6, 2008 Board meeting with respect to the Fund and other funds sub-advised by Wellington. A discussion of the basis for the Board’s approval of the investment sub-advisory agreement is available in the Hartford Series Fund, Inc. Annual Report to shareholders for the year ended December 31, 2008. Apart from the sub-advisory fees, the material terms of the investment sub-advisory agreement did not change. The amendment took effect on February 4, 2009.

In approving the Amended Agreement, the Board reviewed materials provided by HL Advisors relating to the Amended Agreement. In addition, the Board received an in-person presentation by personnel of HL Advisors and Wellington concerning the Amended Agreement. The Board also took into account written responses and supporting materials provided by HL Advisors and Wellington. The Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services and the other services provided to the Fund by HL Advisors and Wellington.

In connection with their consideration of the annual renewal of the investment sub-advisory agreement, the Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the investment sub-advisory agreement with respect to the Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s management and sub-advisory fees, overall expense ratios and investment performance compared to those of funds with similar investment objectives in various peer groups. The Independent Directors also engaged an independent financial services consulting firm (“Consultant”) to assist them in evaluating the Fund’s management and sub-advisory fees, overall expense ratios and investment performance. The Board considered the information provided to them from Lipper and the Consultant in determining to approve the Amended Agreement.

In determining to approve the Amended Agreement, the Board determined that the proposed sub-advisory fee structure for the Fund was fair and reasonable and that the amendment was in the best interests of the Fund and its shareholders. The Board considered the representations from HL Advisors that shareholders will not pay increased management fees or other fees as a result of the Amended Agreement. In determining to approve the Amended Agreement, the Board considered the following categories of material factors, among others, relating to the Amended Agreement.

Nature, Extent And Quality Of Services

The Board considered information concerning the nature, extent and quality of the services provided to the Fund by Wellington. The Board considered, among other things, the range of services provided by Wellington and Wellington’s organizational structure and regulatory/compliance history. The Board considered the quality of Wellington’s investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. In addition, the Board considered the quality of Wellington’s communications with the Board and responsiveness to Board inquiries. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by Wellington.

Investment Performance

The Board considered the investment performance of the Fund. In this regard, the Board considered the information and materials provided to the Board from HL Advisors and Lipper comparing the Fund’s short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices and with a performance universe of funds selected by Lipper. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board concluded that the Fund’s performance over time has been satisfactory and that it had continued confidence in Wellington’s overall capabilities to provide day-to-day portfolio management to the Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ and Wellington’s cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. In this regard, the Board noted that the Amended Agreement increases the sub-advisory fee rate to be paid to Wellington by HL Advisors and decreases the profitability of HL Advisors. The Board also considered the representation of HL Advisors that the proposed sub-advisory fees would not impact the level and quality of services HL Advisors provides to the Fund and its shareholders. The Board concluded that the profitability realized on the proposed sub-advisory fees was reasonable given that the management fee and related expenses continue to be in line with comparable peers.

Comparison of Fees and Services Provided

The Board reviewed the investment sub-advisory fees to be paid by HL Advisors to Wellington under the Amended Agreement. The Board considered HL Advisors’ and Wellington’s representations that they had negotiated the proposed sub-advisory fees at arm’s length and Wellington’s representations that the fees charged to HL Advisors were comparable to fees charged by Wellington to similar clients. The Board concluded that the sub-advisory fees, in conjunction with the information about quality of services, profitability and other matters discussed, supports the conclusion that the proposed sub-advisory fees are reasonable.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Amended and Restated Investment Sub-Advisory Agreement (Unaudited) — (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized by the Fund and whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the proposed sub-advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Amended Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Hartford Series Fund, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Series Fund, Inc.

Manager Discussions (Unaudited)	1
Hartford Series Fund, Inc. Financial Statements:
Schedule of Investments as of June 30, 2009 (Unaudited):
American Funds Asset Allocation HLS Fund	12
American Funds Blue Chip Income and Growth HLS Fund	12
American Funds Bond HLS Fund	13
American Funds Global Bond HLS Fund	13
American Funds Global Growth and Income HLS Fund	14
American Funds Global Growth HLS Fund	14
American Funds Global Small Capitalization HLS Fund	15
American Funds Growth HLS Fund	15
American Funds Growth-Income HLS Fund	16
American Funds International HLS Fund	16
American Funds New World HLS Fund	17

Statements of Assets and Liabilities as of June 30, 2009 (Unaudited)	18

Statements of Operations for the Six-Month Period Ended June 30, 2009 (Unaudited)	20

Statements of Changes in Net Assets for the Six-Month Period Ended June 30, 2009 (Unaudited) and for the Period April 30, 2008 (Commencement of Operations) through December 31, 2008	22

Notes to Financial Statements (Unaudited)	26

Financial Highlights (Unaudited)	31

Directors and Officers (Unaudited)	32

How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	34

Quarterly Portfolio Holdings Information (Unaudited)	34

Expense Example (Unaudited)	35

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment Goal: Seeks high total return consistent with preservation of capital over the long term.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Asset Allocation HLS Fund IB	-20.72%	-19.96%

Barclays Capital U.S. Aggregate Index	6.05%	4.43%

Citigroup Broad Investment-Grade Bond Index	7.02%	5.31%

S&P 500 Index	-26.21%	-27.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 5.46% for the six-month period ended June 30, 2009, versus the returns of 3.16% for the S&P 500 Index, 1.44% for the Citigroup Broad Investment-Grade Bond Index and 1.90% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 5.94% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

1

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment Goal: Seeks to produce income exceeding the average yield of U.S. stocks generally (as represented by the average yield on the S&P 500 Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Blue Chip Income and Growth HLS Fund IB	-23.23%	-27.09%

S&P 500 Index	-26.21%	-27.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned 2.67% for the six-month period ended June 30, 2009, versus the return of 3.16% for the S&P 500 Index. The Fund underperformed the 5.23% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

2

American Funds Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer.
Investment Goal: Seeks to maximize current income and preservation of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Bond HLS Fund IB	-3.80%	-4.32%

Barclays Capital U.S. Aggregate Index	6.05%	4.43%

Citigroup Broad Investment-Grade Bond Index	7.02%	5.31%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Bond HLS Fund returned 5.77% for the six-month period ended June 30, 2009, versus the returns of 1.44% for the Citigroup Broad Investment-Grade Bond Index and 1.90% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 6.33% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

3

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
Barclays Capital Global Aggregate Index represents the global investment-grade fixed-income bond markets.
Investment Goal: Seeks a high level of total return over the long term.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Global Bond HLS Fund IB	2.11%	0.81%

Barclays Capital Global Aggregate Index	2.76%	1.46%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Global Bond HLS Fund returned 2.49% for the six-month period ended June 30, 2009, versus the return of 1.52% for the Barclays Capital Global Aggregate Index. The Fund underperformed the 5.15% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

4

American Funds Global Growth and Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging market country indexes.
MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed market country indexes, including the United States.
Investment Goal: Seeks growth of capital and current income.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Global Growth and Income HLS Fund IB	-28.35%	-29.14%

MSCI All Country World Index	-28.86%	-29.58%

MSCI World Index	-29.01%	-29.56%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned 10.44% for the six-month period ended June 30, 2009, versus the return of 9.59% for the MSCI All Country World Index and 6.79% for the MSCI World Index. The Fund underperformed the 13.70% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

5

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed market country indexes, including the United States.
Investment Goal: Seeks growth of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Global Growth HLS Fund IB	-22.45%	-23.74%

MSCI World Index	-29.01%	-29.56%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Global Growth HLS Fund returned 13.80% for the six-month period ended June 30, 2009, versus the return of 6.79% for the MSCI World Index. The Fund underperformed the 13.70% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

6

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
S&P Global < $3 billion Index reflects a combination of two S&P/Citigroup Global indices and two S&P/Citigroup World indices that corresponds to the market capitalization ranges used by the Master Global Small Capitalization Fund during comparable periods. The S&P/Citigroup Global indices, which track publicly traded stocks around the world with market capitalizations less than $3 billion and less than $2 billion, were used from May 2006 to the present and May 2004 to April 2006, respectively. These indices better reflect the Master Global Small Capitalization Fund’s investments in developing countries during this period. The S&P/Citigroup World indices, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1998 to 1999, respectively, and reflected the Master Global Small Capitalization Fund’s investments during those times.
Investment Goal: Seeks growth of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Global Small Capitalization HLS Fund IB	-32.80%	-31.19%

S&P Global < $3 billion Index	-25.56%	-26.21%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned 26.85% for the six-month period ended June 30, 2009, versus the return of 20.13% for the S&P Global < $3 billion Index. The Fund outperformed the 13.70% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

7

American Funds Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment Goal: Seeks growth of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Growth HLS Fund IB	-31.63%	-29.65%

S&P 500 Index	-26.21%	-27.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Growth HLS Fund returned 12.78% for the six-month period ended June 30, 2009, versus the return of 3.16% for the S&P 500 Index. The Fund outperformed the 11.80% average return of the Lipper Multi-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

8

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment Goal: Seeks growth of capital and income over time.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds Growth-Income HLS Fund IB	-24.81%	-26.32%

S&P 500 Index	-26.21%	-27.73%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds Growth-Income HLS Fund returned 7.68% for the six-month period ended June 30, 2009, versus the return of 3.16% for the S&P 500 Index. The Fund outperformed the 6.83% average return of the Lipper Multi-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

9

American Funds International HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
MSCI All Country World Index ex USA is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
Investment Goal: Seeks growth of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds International HLS Fund IB	-24.66%	-26.28%

MSCI All Country World Index ex USA	-30.54%	-30.98%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds International HLS Fund returned 15.05% for the six-month period ended June 30, 2009, versus the return of 14.35% for the MSCI All Country World Index ex USA. The Fund outperformed the 7.56% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

10

American Funds New World HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)
Performance Overview 4/30/08 - 6/30/09
Growth of $10,000 investment
MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed and emerging market country indexes.
MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indexes.
Investment Goal: Seeks growth of capital.
Average Annual Returns(1) (as of 6/30/09)

	1 Year	Since Inception

American Funds New World HLS Fund IB	-24.52%	-24.63%

MSCI All Country World Index	-28.86%	-29.58%

MSCI Emerging Markets Index	-27.82%	-29.76%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
How did the Fund perform?
The Class IB Shares of the American Funds New World HLS Fund returned 19.75% for the six-month period ended June 30, 2009, versus the returns of 9.59% for the MSCI All Country World Index and 36.22% for the MSCI Emerging Markets Index. The Fund underperformed the 32.06% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.
The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided separately and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

11

American Funds Asset Allocation HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
2,935	American Funds Insurance Series — Asset Allocation Fund Class 1		$37,540

	Total investment companies (Cost $40,240)		$37,540

	Total investments (Cost $40,240) (C)	100.0%	$37,540
	Other assets and liabilities	(—)%	(5)

	Total net assets	100.0%	$37,535

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $40,240 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,700)

Net Unrealized Depreciation	$(2,700)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$37,540

Total	$37,540

American Funds Blue Chip Income and Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
3,148	American Funds Insurance Series — Blue Chip Income and Growth Fund Class 1		$21,500

	Total investment companies (Cost $23,042)		$21,500

	Total investments (Cost $23,042) (C)	100.0%	$21,500
	Other assets and liabilities	(—)%	(4)

	Total net assets	100.0%	$21,496

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $23,152 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(1,652)

Net Unrealized Depreciation	$(1,652)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$21,500

Total	$21,500

The accompanying notes are an integral part of these financial statements.

   12

American Funds Bond HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
11,925	American Funds Insurance Series — Bond Fund Class 1		$118,656

	Total investment companies (Cost $119,045)		$118,656

	Total investments (Cost $119,045) (C)	100.0%	$118,656
	Other assets and liabilities	(—)%	(13)

	Total net assets	100.0%	$118,643

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $119,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(635)

Net Unrealized Depreciation	$(635)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$118,656

Total	$118,656

American Funds Global Bond HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
2,835	American Funds Insurance Series — Global Bond Fund Class 1		$31,010

	Total investment companies (Cost $30,252)		$31,010

	Total investments (Cost $30,252) (C)	100.0%	$31,010
	Other assets and liabilities	(—)%	(5)

	Total net assets	100.0%	$31,005

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $30,643 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$367
Unrealized Depreciation	—

Net Unrealized Appreciation	$367

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$31,010

Total	$31,010

The accompanying notes are an integral part of these financial statements.

   13

American Funds Global Growth and Income HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
9,071	American Funds Insurance Series — Global Growth and Income Fund Class 1		$66,762

	Total investment companies (Cost $73,094)		$66,762

	Total investments (Cost $73,094) (C)	100.0%	$66,762
	Other assets and liabilities	(—)%	(8)

	Total net assets	100.0%	$66,754

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $73,112 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(6,350)

Net Unrealized Depreciation	$(6,350)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$66,762

Total	$66,762

American Funds Global Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
1,457	American Funds Insurance Series — Global Growth Fund Class 1		$23,121

	Total investment companies (Cost $25,417)		$23,121

	Total investments (Cost $25,417) (C)	100.0%	$23,121
	Other assets and liabilities	(—)%	(5)

	Total net assets	100.0%	$23,116

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009 the cost of securities for federal income tax purposes was $25,453 the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(2,332)

Net Unrealized Depreciation	$(2,332)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$23,121

Total	$23,121

The accompanying notes are an integral part of these financial statements.

   14

American Funds Global Small Capitalization HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
2,863	American Funds Insurance Series — Global Small Capitalization Fund Class 1		$40,713

	Total investment companies (Cost $40,197)		$40,713

	Total investments (Cost $40,197) (C)	100.0%	$40,713
	Other assets and liabilities	(—)%	(6)

	Total net assets	100.0%	$40,707

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $40,214 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$499
Unrealized Depreciation	—

Net Unrealized Appreciation	$499

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 Disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$40,713

Total	$40,713

American Funds Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
5,504	American Funds Insurance Series — Growth Fund Class 1		$207,992

	Total investment companies (Cost $226,665)		$207,992

	Total investments (Cost $226,665) (C)	100.0%	$207,992
	Other assets and liabilities	(—)%	(22)

	Total net assets	100.0%	$207,970

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $226,724 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(18,732)

Net Unrealized Depreciation	$(18,732)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$207,992

Total	$207,992

The accompanying notes are an integral part of these financial statements.

   15

American Funds Growth-Income HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
4,663	American Funds Insurance Series — Growth-Income Fund Class 1		$121,564

	Total investment companies (Cost $132,170)		$121,564

	Total investments (Cost $132,170) (C)	100.0%	$121,564
	Other assets and liabilities	(—)%	(14)

	Total net assets	100.0%	$121,550

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $132,213 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(10,649)

Net Unrealized Depreciation	$(10,649)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$121,564

Total	$121,564

American Funds International HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
9,726	American Funds Insurance Series — International Fund Class 1		$135,968

	Total investment companies (Cost $140,296)		$135,968

	Total investments (Cost $140,296) (C)	100.0%	$135,968
	Other assets and liabilities	(—)%	(14)

	Total net assets	100.0%	$135,954

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $140,472 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(4,504)

Net Unrealized Depreciation	$(4,504)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$135,968

Total	$135,968

The accompanying notes are an integral part of these financial statements.

   16

American Funds New World HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
INVESTMENT COMPANIES — 100.0%
2,430	American Funds Insurance Series — New World Fund Class 1		$39,460

	Total investment companies (Cost $40,590)		$39,460

	Total investments (Cost $40,590) (C)	100.0%	$39,460
	Other assets and liabilities	(—)%	(6)

	Total net assets	100.0%	$39,454

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $40,644 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(1,184)

Net Unrealized Depreciation	$(1,184)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2009, the FAS 157 disclosure of investment valuation hierarchy levels were:

Assets:
Investment in securities — Level 1	$39,460

Total	$39,460

The accompanying notes are an integral part of these financial statements.

   17

Hartford Series Fund, Inc.

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds	American Funds
	Asset Allocation	Growth	Bond	Global Bond
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value @	$37,540	$21,500	$118,656	$31,010
Receivables:
Investment securities sold	—	44	—	10
Fund shares sold	61	13	308	12
Other assets	3	2	5	4

Total assets	37,604	21,559	118,969	31,036

Liabilities:
Payables:
Investment securities purchased	59	—	300	—
Fund shares redeemed	1	57	8	23
Investment management fees	4	2	8	3
Distribution fees	1	1	4	1
Accrued expenses	4	3	6	4

Total liabilities	69	63	326	31

Net assets	$37,535	$21,496	$118,643	$31,005

Summary of Net Assets:
Capital stock and paid-in-capital	$40,094	$22,951	$115,521	$29,687
Accumulated undistributed (distributions in excess of) net investment income (loss)	819	371	4,007	993
Accumulated net realized gain (loss) on investments	(678)	(284)	(496)	(433)
Unrealized appreciation (depreciation) of investments	(2,700)	(1,542)	(389)	758

Net assets	$37,535	$21,496	$118,643	$31,005

Shares authorized	200,000	200,000	200,000	200,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IB: Net asset value per share	$7.71	$6.92	$9.50	$10.09

Shares outstanding	4,867	3,108	12,492	3,071

Net assets	$37,535	$21,496	$118,643	$31,005

@ Cost of securities	$40,240	$23,042	$119,045	$30,252

The accompanying notes are an integral part of these financial statements.

   18

American Funds		American Funds
Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$66,762	$23,121	$40,713	$207,992	$121,564	$135,968	$39,460

—	—	—	—	—	—	54
111	25	67	303	154	280	25
7	3	4	15	8	12	5

66,880	23,149	40,784	208,310	121,726	136,260	39,544

111	24	66	278	106	278	—
1	1	1	26	48	1	79
7	3	5	21	12	16	6
2	1	1	7	4	5	1
5	4	4	8	6	6	4

126	33	77	340	176	306	90

$66,754	$23,116	$40,707	$207,970	$121,550	$135,954	$39,454

$71,978	$25,086	$40,553	$224,454	$130,848	$136,243	$40,690
1,461	441	(51)	342	599	2,292	540
(353)	(115)	(311)	1,847	709	1,747	(646)
(6,332)	(2,296)	516	(18,673)	(10,606)	(4,328)	(1,130)

$66,754	$23,116	$40,707	$207,970	$121,550	$135,954	$39,454

200,000	200,000	200,000	200,000	200,000	200,000	200,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$6.69	$7.29	$6.46	$6.55	$6.88	$7.01	$7.19

9,979	3,172	6,297	31,767	17,669	19,405	5,488

$66,754	$23,116	$40,707	$207,970	$121,550	$135,954	$39,454

$73,094	$25,417	$40,197	$226,665	$132,170	$140,296	$40,590

   19

Hartford Series Fund, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

		American Funds
	American Funds	Blue Chip Income	American Funds	American Funds
	Asset Allocation	and Growth	Bond	Global Bond
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends from underlying funds	$197	$115	$949	$101

Total investment income	197	115	949	101

Expenses:
Investment management fees	101	63	228	99
Distribution fees — Class IB	39	21	114	33
Custodian fees	—	—	1	1
Accounting services	1	1	5	1
Board of Directors’ fees	1	1	1	1
Audit fees	3	2	3	3
Other expenses	3	2	7	3

Total expenses (before waivers)	148	90	359	141
Expense waivers	(62)	(42)	(114)	(67)

Total waivers	(62)	(42)	(114)	(67)

Total expenses, net	86	48	245	74

Net investment income (loss)	111	67	704	27

Net Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments in underlying funds	(850)	(308)	(257)	(42)

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,824	1,376	5,569	947

Net Gain on Investments	1,974	1,068	5,312	905

Net Increase in Net Assets Resulting from Operations	$2,085	$1,135	$6,016	$932

The accompanying notes are an integral part of these financial statements.

   20

American Funds		American Funds
Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$322	$85	$—	$524	$500	$343	$128

322	85	—	524	500	343	128

211	90	112	598	329	425	165
66	22	35	199	118	125	37
—	—	1	1	—	—	1
3	1	1	8	5	5	1
1	1	1	2	2	2	1
3	3	3	4	3	3	3
5	2	2	13	8	8	2

289	119	155	825	465	568	210
(145)	(67)	(77)	(399)	(212)	(300)	(127)

(145)	(67)	(77)	(399)	(212)	(300)	(127)

144	52	78	426	253	268	83

178	33	(78)	98	247	75	45

(359)	(428)	(649)	(602)	(97)	388	(928)

6,963	3,223	8,580	24,355	9,656	18,125	7,047

6,604	2,795	7,931	23,753	9,559	18,513	6,119

$6,782	$2,828	$7,853	$23,851	$9,806	$18,588	$6,164

   21

Hartford Series Fund, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	American Funds		American Funds
	Asset Allocation		Blue Chip Income and Growth
	HLS Fund		HLS Fund
	For the Six-	For the Period	For the Six-
	Month Period	April 30,	Month Period	For the Period
	Ended	2008# through	Ended	April 30, 2008# through
	June 30, 2009	December 31,	June 30, 2009	December 31,
	(Unaudited)	2008	(Unaudited)	2008
Operations:
Net investment income (loss)	$111	$701	$67	$281
Net realized gain (loss) on investments	(850)	177	(308)	46
Net unrealized appreciation (depreciation) of investments	2,824	(5,524)	1,376	(2,918)

Net increase (decrease) in net assets resulting from operations	2,085	(4,646)	1,135	(2,591)

Distributions to Shareholders:
From net investment income
Class IB	—	—	—	—
From net realized gain on investments
Class IB	—	—	—	—

From tax-return of capital
Total distributions	—	—	—	—

Capital Share Transactions:
Class IB
Sold	12,561	31,673	8,224	16,814
Issued on reinvestment of distributions	—	—	—	—
Redeemed	(3,423)	(715)	(1,045)	(1,041)

Total capital share transactions	9,138	30,958	7,179	15,773

Net increase (decrease) in net assets	11,223	26,312	8,314	13,182

Net Assets:
Beginning of period	26,312	—	13,182	—

End of period	$37,535	$26,312	$21,496	$13,182

Accumulated undistributed (distribution in excess of) net investment income	$819	$708	$371	$304

Shares:
Class IB
Sold	1,748	3,688	1,322	2,093
Issued on reinvestment of distributions	—	—	—	—
Redeemed	(480)	(89)	(171)	(136)

Total share activity	1,268	3,599	1,151	1,957

#	Commencement of Operations

The accompanying notes are an integral part of these financial statements.

   22

American Funds		American Funds		American Funds		American Funds
Bond		Global Bond		Global Growth and Income		Global Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the Six-		For the Six-		For the Six-		For the Six-
Month Period	For the Period	Month Period	For the Period	Month Period	For the Period	Month Period	For the Period
Ended	April 30, 2008# through	Ended	April 30, 2008# through	Ended	April 30, 2008# through	Ended	April 30, 2008# through
June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,
(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008

$704	$3,283	$27	$964	$178	$1,240	$33	$354
(257)	(224)	(42)	(390)	(359)	44	(428)	365
5,569	(5,958)	947	(189)	6,963	(13,295)	3,223	(5,519)

6,016	(2,899)	932	385	6,782	(12,011)	2,828	(4,800)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

50,051	73,861	9,805	28,926	17,995	57,272	6,326	21,020
—	—	—	—	—	—	—	—
(5,021)	(3,365)	(2,118)	(6,925)	(2,088)	(1,196)	(1,528)	(730)

45,030	70,496	7,687	22,001	15,907	56,076	4,798	20,290

51,046	67,597	8,619	22,386	22,689	44,065	7,626	15,490

67,597	—	22,386	—	44,065	—	15,490	—

$118,643	$67,597	$31,005	$22,386	$66,754	$44,065	$23,116	$15,490

$4,007	$3,303	$993	$966	$1,461	$1,283	$441	$408

5,514	7,903	1,016	3,019	3,064	7,443	994	2,519
—	—	—	—	—	—	—	—
(550)	(375)	(218)	(746)	(360)	(168)	(241)	(100)

4,964	7,528	798	2,273	2,704	7,275	753	2,419

   23

Hartford Series Fund, Inc.

Statements of Changes in Net Assets — (Continued)

(000’s Omitted)

	American Funds		American Funds
	Global Small Capitalization		Growth
	HLS Fund		HLS Fund
	For the Six-	For the Period	For the Six-	For the Period
	Month Period	April 30,	Month Period	April 30,
	Ended	2008# through	Ended	2008# through
	June 30, 2009	December 31,	June 30, 2009	December 31,
	(Unaudited)	2008	(Unaudited)	2008
Operations:
Net investment income (loss)	$(78)	$(40)	$98	$1,414
Net realized gain (loss) on investments	(649)	403	(602)	2,765
Net unrealized appreciation (depreciation) of investments	8,580	(8,064)	24,355	(43,028)

Net increase (decrease) in net assets resulting from operations	7,853	(7,701)	23,851	(38,849)

Distributions to Shareholders:
From net investment income
Class IB	—	—	—	(1,500)
From net realized gain on investments
Class IB	—	—	—	—

From tax-return of capital
Total distributions	—	—	—	(1,500)

Capital Share Transactions:
Class IB
Sold	14,764	28,122	65,872	165,053
Issued on reinvestment of distributions	—	—	—	1,500
Redeemed	(1,717)	(614)	(4,641)	(3,316)

Total capital share transactions	13,047	27,508	61,231	163,237

Net increase (decrease) in net assets	20,900	19,807	85,082	122,888

Net Assets:
Beginning of period	19,807	—	122,888	—

End of period	$40,707	$19,807	$207,970	$122,888

Accumulated undistributed (distribution in excess of) net investment income	$(51)	$27	$342	$244

Shares:
Class IB
Sold	2,718	3,981	11,375	21,340
Issued on reinvestment of distributions	—	—	—	257
Redeemed	(308)	(94)	(777)	(428)

Total share activity	2,410	3,887	10,598	21,169

#	Commencement of Operations

The accompanying notes are an integral part of these financial statements.

   24

American Funds		American Funds		American Funds
Growth-Income		International		New World
HLS Fund		HLS Fund		HLS Fund
For the Six-	For the Period	For the Six-	For the Period	For the Six-	For the Period
Month Period	April 30,	Month Period	April 30,	Month Period	April 30,
Ended	2008# through	Ended	2008# through	Ended	2008# through
June 30, 2009	December 31,	June 30, 2009	December 31,	June 30, 2009	December 31,
(Unaudited)	2008	(Unaudited)	2008	(Unaudited)	2008

$247	$1,443	$75	$2,021	$45	$433
(97)	908	388	1,549	(928)	342
9,656	(20,262)	18,125	(22,453)	7,047	(8,177)

9,806	(17,911)	18,588	(18,883)	6,164	(7,402)

—	(1,200)	—	—	—	—

—	—	—	—	—	—

—	(1,200)	—	—	—	—

40,470	94,419	41,260	99,249	11,777	32,681
—	1,200	—	—	—	—
(2,765)	(2,469)	(2,719)	(1,541)	(2,420)	(1,346)

37,705	93,150	38,541	97,708	9,357	31,335

47,511	74,039	57,129	78,825	15,521	23,933

74,039	—	78,825	—	23,933	—

$121,550	$74,039	$135,954	$78,825	$39,454	$23,933

$599	$353	$2,292	$2,217	$540	$495

6,522	11,719	6,906	13,170	1,882	4,165
—	188	—	—	—	—
(442)	(318)	(444)	(227)	(381)	(178)

6,080	11,589	6,462	12,943	1,501	3,987

   25

Hartford Series Fund, Inc.

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios; eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). They are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

The Funds operate in the manner of a Fund of Funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund

American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ annual or semiannual report, which accompanies this report.

Class IB shares are offered at per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to the Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-l under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund on the valuation date. Valuation of securities held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ annual or semi-annual report, accompanying this report.

c)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the New York Stock Exchange (the “Exchange”) normally 4:00 p.m. Eastern Time. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Reclassification of Capital Accounts within the Federal Income Tax section of the Notes to Financial Statements).

   26

d)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds (“ETFs”) and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended June 30, 2009, the Funds held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the fair value of the Funds’ investments. The additional disclosures required by this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

f)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. During the six-month period ended June 30, 2009, the Funds held no securities within the scope of this standard.

g)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

h)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities law. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

   27

Hartford Series Fund. Inc.

Notes to Financial Statements (Unaudited) — (continued)
June 30, 2009
(000’s Omitted)

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions and differing tax treatment for investments in RICs. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid for the period indicated is as follows (as adjusted for dividends payable):

For the Period April 30, 2008
(Commencement of Operations) through December 31, 2008
	Ordinary	Long-Term
	Income	Capital Gains

American Funds Asset Allocation HLS Fund	$—	$—
American Funds Blue Chip Income and Growth HLS Fund	—	—
American Funds Bond HLS Fund	—	—
American Funds Global Bond HLS Fund	—	—
American Funds Global Growth and Income HLS Fund	—	—
American Funds Global Growth HLS Fund	—	—
American Funds Global Small Capitalization HLS Fund	—	—
American Funds Growth HLS Fund	1,500	—
American Funds Growth-Income HLS Fund	1,200	—
American Funds International HLS Fund	—	—
American Funds New World HLS Fund	—	—

As of December 31, 2008, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses	(Depreciation)@	(Deficit)

American Funds Asset Allocation HLS Fund	$708	$172	$—	$(5,524)	$(4,644)
American Funds Blue Chip Income and Growth HLS Fund	304	134	—	(3,028)	(2,590)
American Funds Bond HLS Fund	3,303	8	—	(6,205)	(2,894)
American Funds Global Bond HLS Fund	966	—	—	(580)	386
American Funds Global Growth and Income HLS Fund	1,283	23	—	(13,312)	(12,006)
American Funds Global Growth HLS Fund	408	349	—	(5,555)	(4,798)
American Funds Global Small Capitalization HLS Fund	27	355	—	(8,081)	(7,699)
American Funds Growth HLS Fund	244	2,508	—	(43,087)	(40,335)
American Funds Growth-Income HLS Fund	352	849	—	(20,305)	(19,104)
American Funds International HLS Fund	2,217	1,535	—	(22,629)	(18,877)
American Funds New World HLS Fund	495	336	—	(8,231)	(7,400)

@	The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on

   28

investments or from capital depending on the type of book and tax differences that exist. For the period April 30, 2008 through December 31, 2008, the Funds recorded reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

American Funds Asset Allocation HLS Fund	$7	$(5)	$(2)
American Funds Blue Chip Income and Growth HLS Fund	23	(22)	(1)
American Funds Bond HLS Fund	20	(15)	(5)
American Funds Global Bond HLS Fund	2	(1)	(1)
American Funds Global Growth and Income HLS Fund	43	(38)	(5)
American Funds Global Growth HLS Fund	54	(52)	(2)
American Funds Global Small Capitalization HLS Fund	67	(65)	(2)
American Funds Growth HLS Fund	330	(316)	(14)
American Funds Growth-Income HLS Fund	109	(102)	(7)
American Funds International HLS Fund	196	(190)	(6)
American Funds New World HLS Fund	62	(60)	(2)

e)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions.

4.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly:

Fund	Annual Rate*

American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*	HL Advisors has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HL Advisors, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.01% of each Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Funds’ Chief Compliance Officer’s salary was paid by the Funds in the amount of $1. The fees are accrued daily and paid monthly.

d)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to a Fund.

e)	Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-l under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in

   29

Hartford Series Fund. Inc.

Notes to Financial Statements (Unaudited) — (continued)
June 30, 2009
(000’s Omitted)

time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of June 30, 2009, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class IB

American Funds Asset Allocation HLS Fund	10
American Funds Blue Chip Income and Growth HLS Fund	10
American Funds Bond HLS Fund	10
American Funds Global Bond HLS Fund	10
American Funds Global Growth and Income HLS Fund	10
American Funds Global Growth HLS Fund	10
American Funds Global Small Capitalization HLS Fund	10
American Funds Growth HLS Fund	10
American Funds Growth-Income HLS Fund	10
American Funds International HLS Fund	10
American Funds New World HLS Fund	10

6.	Investment Transactions:

For the six-month period ended June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds

American Funds Asset Allocation HLS Fund	$10,761	$1,516
American Funds Blue Chip Income and Growth HLS Fund	7,632	388
American Funds Bond HLS Fund	47,343	1,610
American Funds Global Bond HLS Fund	8,298	587
American Funds Global Growth and Income HLS Fund	16,523	441
American Funds Global Growth HLS Fund	5,391	562
American Funds Global Small Capitalization HLS Fund	13,621	654
American Funds Growth HLS Fund	62,123	793
American Funds Growth-Income HLS Fund	38,111	160
American Funds International HLS Fund	39,683	1,068
American Funds New World HLS Fund	10,705	1,305

   30

Hartford Series Fund, Inc.

Financial Highlights

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End of	Before		After		Average		Turnover
Class	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		Period	Waivers		Waivers		Net Assets		Rate
American Funds Asset Allocation HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	$7.31	$0.03	$—	$0.37	$0.40	$—	$—	$—	$—	$0.40	$7.71	5.46	%(d)	$37,535	0.95	%(e)	0.55	%(e)	0.71	%(e)	5%
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.19	—	(2.88)	(2.69)	—	—	—	—	(2 .69)	7.31	(26.88	)(d)	26,312	0.99	(e)	0.59	(e)	8.02	(e)	—
American Funds Blue Chip Income and Growth HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.74	0.03	—	0.15	0.18	—	—	—	—	0.18	6.92	2.67	(d)	21,496	1.08	(e)	0.58	(e)	0.80	(e)	2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.14	—	(3.40)	(3.26)	—	—	—	—	(3 .26)	6.74	(32.64	)(d)	13,182	1.17	(e)	0.67	(e)	6.79	(e)	3
American Funds Bond HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	8.98	0.07	—	0.45	0.52	—	—	—	—	0.52	9.50	5.77	(d)	118,643	0.79	(e)	0.54	(e)	1.54	(e)	2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.44	—	(1.46)	(1.02)	—	—	—	—	(1 .02)	8.98	(10.21	)(d)	67,597	0.80	(e)	0.55	(e)	16.32	(e)	5
American Funds Global Bond HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	9.85	0.01	—	0.23	0.24	—	—	—	—	0.24	10.09	2.49	(d)	31,005	1.06	(e)	0.56	(e)	0.20	(e)	2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.42	—	(0.57)	(0.15)	—	—	—	—	(0.15)	9.85	(1.51	)(d)	22,386	1.10	(e)	0.60	(e)	13.11	(e)	42
American Funds Global Growth and Income HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.06	0.02	—	0.61	0.63	—	—	—	—	0.63	6.69	10.44	(d)	66,754	1.09	(e)	0.54	(e)	0.67	(e)	1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.17	—	(4.11)	(3.94)	—	—	—	—	(3 .94)	6.06	(39.43	)(d)	44,065	1.11	(e)	0.56	(e)	8.24	(e)	—
American Funds Global Growth HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.40	0.01	—	0.88	0.89	—	—	—	—	0.89	7.29	13.80	(d)	23,116	1.32	(e)	0.57	(e)	0.37	(e)	3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.15	—	(3.75)	(3.60)	—	—	—	—	(3 .60)	6.40	(35.95	)(d)	15,490	1.37	(e)	0.62	(e)	5.68	(e)	—
American Funds Global Small Capitalization HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	5.10	(0.02)	—	1.38	1.36	—	—	—	—	1.36	6.46	26.85	(d)	40,707	1.11	(e)	0.56	(e)	(0.56	)(e)	2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	(0.01)	—	(4.89)	(4.90)	—	—	—	—	(4.90)	5.10	(49.04	)(d)	19,807	1.16	(e)	0.61	(e)	(0.62	)(e)	—
American Funds Growth HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	5.81	—	—	0.74	0.74	—	—	—	—	0.74	6.55	12.78	(d)	207,970	1.03	(e)	0.53	(e)	0.12	(e)	—
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.07	—	(4.18)	(4.11)	(0.08)	—	—	(0 .08)	(4.19)	5.81	(41.18	)(d)	122,888	1.03	(e)	0.53	(e)	3.39	(e)	—
American Funds Growth-Income HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.39	0.02	—	0.47	0.49	—	—	—	—	0.49	6.88	7.68	(d)	121,550	0.99	(e)	0.54	(e)	0.53	(e)	—
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.13	—	(3.63)	(3.50)	(0.11)	—	—	(0.11)	(3.61)	6.39	(34.98	)(d)	74,039	0.99	(e)	0.54	(e)	5.87	(e)	—
American Funds International HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.09	—	—	0.92	0.92	—	—	—	—	0.92	7.01	15.05	(d)	135,954	1.14	(e)	0.54	(e)	0.15	(e)	—
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.16	—	(4.07)	(3.91)	—	—	—	—	(3.91)	6.09	(39.10	)(d)	78,825	1.14	(e)	0.54	(e)	8.05	(e)	—
American Funds New World HLS Fund(b)
For the Six-Month Period Ended June 30, 2009(c) (Unaudited)
IB	6.00	0.01	—	1.18	1.19	—	—	—	—	1.19	7.19	19.75	(d)	39,454	1.40	(e)	0.55	(e)	0.30	(e)	4
From (commencement of operations) April 30, 2008 through December 31, 2008
IB(f)	10.00	0.11	—	(4.11)	(4.00)	—	—	—	—	(4.00)	6.00	(39.97	)(d)	23,933	1.44	(e)	0.59	(e)	5.06	(e)	1

#	Information presented relates to a share outstanding throughout the indicated period.
(a)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(b)	Expense ratios do not include expenses of the underlying funds.
(c)	Per share amounts have been calculated using the average shares method.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced operations on April 30, 2008.

   31

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Funds can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   32

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007 — 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005 — 2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 — 2007.

   33

Hartford Series Fund, Inc.

Shareholder Meeting Results (Unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   34

Hartford Series Fund, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid	Beginning		Expenses paid
	Beginning	Ending	during the period	Account	Ending	during the period		Days
	Account	Account	December 31, 2008	Value	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	December	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$1,054.64	$2.80	$1,000.00	$1022.06	$2.75	0.55%	181	365
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$1,026.73	$2.91	$1,000.00	$1021.91	$2.90	0.58%	181	365
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,057.73	$2.75	$1,000.00	$1022.11	$2.70	0.54%	181	365
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,024.90	$2.81	$1,000.00	$1022.01	$2.80	0.56%	181	365
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$1,104.41	$2.81	$1,000.00	$1022.11	$2.70	0.54%	181	365
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$1,138.00	$3.02	$1,000.00	$1021.96	$2.85	0.57%	181	365
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$1,268.50	$3.14	$1,000.00	$1022.01	$2.80	0.56%	181	365
American Funds Growth HLS Fund
Class IB	$1,000.00	$1,127.77	$2.95	$1,000.00	$1022.17	$2.66	0.53%	181	365
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$1,076.82	$2.78	$1,000.00	$1022.11	$2.70	0.54%	181	365
American Funds International HLS Fund
Class IB	$1,000.00	$1,150.45	$2.87	$1,000.00	$1022.11	$2.70	0.54%	181	365
American Funds New World HLS Fund
Class IB	$1,000.00	$1,197.49	$2.99	$1,000.00	$1022.06	$2.75	0.55%	181	365

   35

Hartford Series Fund, Inc. Hartford HLS Series Fund II, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Global Growth IA	-39.66%	-3.88%	0.16%

Global Growth IB	-39.81%	-4.12%	-0.07%

MSCI World Growth Index	-30.59%	0.42%	-1.93%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned 9.29% for the six-month period ended June 30, 2009, underperforming its benchmark, the MSCI World Growth Index, which returned 9.44% for the same period. The Fund underperformed the 13.70% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was a volatile one for the equity markets. Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession. Markets then rebounded in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery. In this environment, the MSCI World Growth Index (+9.4%) outperformed the MSCI World Value Index (+4.1%). Within the MSCI World Growth Index, nine out of ten sectors posted positive returns. Materials (+23%), Information Technology (+22%), and Energy (+20%) gained the most, while Utilities (-6%) was the only sector to decline. Health Care (0%) and Consumer Staples (0%) also lagged on a relative basis.
Security selection was positive in Health Care, Financials, and Consumer Staples. This was offset by weaker selection in Industrials, Consumer Discretionary, and Materials. Sector allocation, which is a residual of bottom-up security selection, benefited from the Fund’s underweights (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Consumer Staples, but was hurt by the Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Telecommunication Services.
Goldman Sachs (Financials), Seadrill (Energy), and Prudential Financial (Financials) were the leading contributors to benchmark-relative performance. Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Shares of Seadrill, an offshore drilling company, moved sharply higher amid rising oil prices and as the company reported better-than-expected operating profits. Prudential

1

Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better-than-expected first quarter earnings despite continued investment losses. Other significant contributors to absolute (i.e. total return) return included Apple (Information Technology) and BHP Billiton (Materials).
The top detractors from the Fund’s relative performance were Wells Fargo (Financials), Las Vegas Sands (Consumer Discretionary), and SunPower (Industrials). Diversified financial services company Wells Fargo saw its shares fall sharply as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings and concerns that the company’s balance sheet was overstretched. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Nintendo (Information Technology) also detracted from absolute and relative returns.
What is the outlook?
We believe that government action is, in small increments, helping to reduce the probability of a worst-case outcome for the economy. Against this backdrop, we continue to seek globally competitive growth companies within growing sectors.

Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Financials, and Industrials stocks. The Fund held below-benchmark weights in Consumer Staples, Utilities, and Information Technology names. While still underweight relative to the benchmark, exposure to Consumer Discretionary increased during the period through purchases of high quality retailers, including Gap, and auto companies, including Nissan and Daimler, as we are beginning to see signs of an improving economy. Telecommunication Services was the Fund’s largest overweight as of June 30, with significant positions in wireless communications service provider MetroPCS and wireless communication infrastructure company American Tower.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	2.1%

Banks	3.6

Capital Goods	12.1

Consumer Services	0.9

Diversified Financials	5.4

Energy	9.5

Food & Staples Retailing	2.7

Food, Beverage & Tobacco	4.3

Health Care Equipment & Services	4.3

Household & Personal Products	1.6

Insurance	2.5

Materials	7.4

Media	1.9

Pharmaceuticals, Biotechnology & Life Sciences	9.9

Retailing	5.4

Semiconductors & Semiconductor Equipment	2.6

Software & Services	6.8

Technology Hardware & Equipment	8.9

Telecommunication Services	6.3

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.0%

Brazil	2.4

Canada	3.6

China	0.7

Denmark	2.1

Germany	6.0

Hong Kong	1.0

Israel	1.7

Japan	5.3

Netherlands	1.2

Norway	0.5

Spain	3.6

Switzerland	4.4

Taiwan	0.9

United Kingdom	9.8

United States	54.0

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

2

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal – Seeks capital appreciation.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Growth Opportunities IA	-36.40%	0.41%	3.26%

Growth Opportunities IB	-36.56%	0.16%	3.00%

Russell 1000 Growth Index	-24.50%	-1.83%	-4.18%

Russell 3000 Growth Index	-24.53%	-1.78%	-3.94%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 4.02% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 3000 Growth Index, which returned 11.52% for the same period. The Fund also underperformed the 11.80% return of the average fund in the Lipper Multi-Cap Growth VP-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed their larger cap (+3.2%) and smaller cap (+2.6%) counterparts as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indexes, respectively. The change in sentiment provided a tailwind for growth stocks (+11.5%) while value stocks (-2.9%) declined. All ten sectors of the Russell 3000 Growth Index (+11.5%) rose during the period.

3

The Information Technology (+25.0%), Materials (+15.1%), and Consumer Discretionary (+14.6%) sectors rose the most.
The Fund underperformed its benchmark primarily due to weak security selection. Stock selection was weakest in the Information Technology, Industrials, and Financials sectors, while results were more favorable in Consumer Staples, Energy, and Materials. Sector allocation, a fallout of bottom-up stock selection, also detracted from results due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care; this more than offset the benefit of being underweight Consumer Staples.
The top relative (i.e. performance of the Fund as measured against the benchmark) detractors from the Fund’s performance during the period were Apple (Information Technology), HUGHES Telematics (Information Technology), and State Street (Financials). Our underweight to consumer electronics company Apple detracted from performance, as the company’s quarterly earnings results beat expectations, driven by an increase in iPhone sales, despite slowing consumer trends. Shares of HUGHES Telematics, a provider of remote automobile safety and security monitoring services, fell as the company approved an offer to exchange previously issued warrants for common stock. Shares of State Street, a financial holding company with investment management and investment servicing operations, fell in the first quarter on disclosures of unrealized losses and concerns of capital adequacy. Top absolute (i.e. total return) detractors included Industrials names Delta Air Lines and Covanta.
Among the top relative contributors to the Fund’s performance during the period were Goldman Sachs (Financials) and Jarden (Consumer Discretionary). Shares of Goldman Sachs, a U.S. bank holding company and investment bank, continued to benefit from the firm’s relative strength versus peers and its intention to pay back government loans. Jarden, a consumer products company with a portfolio of niche brands, reported first quarter earnings that exceeded expectations, on better-than-expected sales, solid revenues, and working capital improvements. Our decision not to own major global retailer Wal-Mart (Consumer Staples) also helped relative results. Wal-Mart’s stock fell during the period due to slowing consumer spending. Pharmaceutical company Schering-Plough was also among the top absolute contributors to the Fund’s performance.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
We are beginning to position the Fund for a recovery in 2010-2011, increasing our exposure to companies in the Information Technology and Consumer Discretionary sectors. During the period we reduced our relative exposure in Financials, Industrials, and Health Care. We ended the period most overweight Consumer Discretionary and Financials, and most underweight Consumer Staples, relative to the Russell 3000 Growth Index.
At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganization (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).
The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	1.1%

Banks	2.6

Capital Goods	8.2

Commercial & Professional Services	0.8

Consumer Durables & Apparel	1.4

Consumer Services	1.6

Diversified Financials	4.4

Energy	6.5

Food, Beverage & Tobacco	3.8

Health Care Equipment & Services	5.6

Insurance	1.9

Materials	2.3

Media	1.1

Other Investment Pools and Funds	0.7

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Retailing	9.2

Semiconductors & Semiconductor Equipment	3.9

Software & Services	13.4

Technology Hardware & Equipment	12.1

Telecommunication Services	1.2

Transportation	1.0

Short-Term Investments	2.6

Other Assets and Liabilities	4.4

Total	100.0%

4

Hartford Global Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.2%
	Automobiles & Components — 2.1%
159	Daimler AG	$5,757
916	Nissan Motor Co., Ltd.	5,561

		11,318

	Banks — 3.6%
494	Banco Santander Central Hispano S.A.	5,969
677	BOC Hong Kong Holdings Ltd.	1,177
374	Itau Unibanco Banco Multiplo S.A. ADR	5,922
343	Standard Chartered plc	6,458

		19,526

	Capital Goods — 12.1%
89	Danaher Corp.	5,482
134	Deere & Co.	5,333
174	Illinois Tool Works, Inc.	6,512
113	Lockheed Martin Corp.	9,089
122	Parker-Hannifin Corp.	5,220
63	Precision Castparts Corp.	4,616
112	Siemens AG	7,736
53	Smc Corp.	5,691
285	Sunpower Corp. (D)	7,598
106	Vestas Wind Systems A/S (D)	7,595

		64,872

	Consumer Services — 0.9%
753	MGM Mirage, Inc. (D)	4,814

	Diversified Financials — 5.4%
793	Bank of America Corp.	10,472
39	Goldman Sachs Group, Inc.	5,721
179	JP Morgan Chase & Co.	6,112
165	Julius Baer Holding Ltd.	6,404

		28,709

	Energy — 9.5%
395	BG Group plc	6,654
139	Canadian Natural Resources Ltd.	7,317
77	EOG Resources, Inc.	5,230
124	Hess Corp.	6,638
174	National Oilwell Varco, Inc. (D)	5,690
168	Petroleo Brasileiro S.A. ADR	6,885
180	Schlumberger Ltd.	9,745
178	Seadrill Ltd.	2,566

		50,725

	Food & Staples Retailing — 2.7%
568	Koninklijke Ahold N.V.	6,550
161	Metro AG	7,678

		14,228

	Food, Beverage & Tobacco — 4.3%
334	British American Tobacco plc	9,216
62	Carlsberg A/S Class B	3,987
273	Nestle S.A.	10,299

		23,502

	Health Care Equipment & Services — 4.3%
120	Fresenius Medical Care AG & Co.	5,397
18	Intuitive Surgical, Inc. (D)	2,962
196	St. Jude Medical, Inc. (D)	8,060
253	UnitedHealth Group, Inc.	6,322

		22,741

	Household & Personal Products — 1.6%
190	Reckitt Benckiser Group plc	8,658

	Insurance — 2.5%
41	Muenchener Rueckversicherungs NPV	5,530
575	Ping An Insurance (Group) Co.	3,856
111	Prudential Financial, Inc.	4,139

		13,525

	Materials — 7.4%
203	Barrick Gold Corp.	6,810
404	BHP Billiton plc	9,115
72	Monsanto Co.	5,319
74	Praxair, Inc.	5,231
107	Shin-Etsu Chemical Co., Ltd.	4,981
737	Xstrata plc	8,012

		39,468

	Media — 1.9%
396	Comcast Corp. Class A	5,738
689	WPP plc	4,582

		10,320

	Pharmaceuticals, Biotechnology & Life Sciences — 9.9%
145	Abbott Laboratories	6,830
106	Allergan, Inc.	5,034
153	Amgen, Inc. (D)	8,084
209	CSL Ltd.	5,410
289	Daiichi Sankyo Co., Ltd.	5,153
132	Gilead Sciences, Inc. (D)	6,178
53	Roche Holding AG	7,201
184	Teva Pharmaceutical Industries Ltd. ADR	9,064

		52,954

	Retailing — 5.4%
157	Best Buy Co., Inc.	5,254
348	Gap, Inc.	5,702
86	Industria de Diseno Textil S.A.	4,133
90	Kohl’s Corp. (D)	3,860
1,516	Li & Fung Ltd.	4,048
298	Lowe’s Co., Inc.	5,792

		28,789

	Semiconductors & Semiconductor Equipment — 2.6%
298	Altera Corp.	4,856
377	NVIDIA Corp. (D)	4,251
533	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,013

		14,120

	Software & Services — 6.8%
19	Google, Inc. (D)	8,065
686	Oracle Corp.	14,688
105	Visa, Inc.	6,531
457	Western Union Co.	7,493

		36,777

	Technology Hardware & Equipment — 8.9%
59	Apple, Inc. (D)	8,446
729	Cisco Systems, Inc. (D)	13,583
157	Hewlett-Packard Co.	6,072
286	NetApp, Inc. (D)	5,638
181	Qualcomm, Inc.	8,177
78	Research In Motion Ltd. (D)	5,520

		47,436

The accompanying notes are an integral part of these financial statements.

   5

Hartford Global Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
	Telecommunication Services — 6.3%
227	American Tower Corp. Class A (D)		$7,152
818	MetroPCS Communications, Inc. (D)		10,886
344	Softbank Corp.		6,708
390	Telefonica S.A.		8,854

			33,600

	Total common stocks (cost $537,131)		$526,082

	Total long-term investments (cost $537,131)		$526,082

Principal
Amount

SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $553, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $564)
$553	0.09%, 6/30/2009		$553

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $5,093, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $5,195)

5,093	0.05%, 6/30/2009		5,093

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,281, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $1,306)

1,281	0.09%, 6/30/2009		1,281
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,919, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,957)
1,919	0.08%, 6/30/2009		1,918
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2)
2	0.03%, 6/30/2009		2

			8,847

	Total short-term investments (cost $8,847)		$8,847

	Total investments (cost $545,978) (C)	99.9%	$534,929
	Other assets and liabilities	0.1%	466

	Total net assets	100.0%	$535,395

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.2% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $552,486 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$41,174
Unrealized Depreciation	(58,731)

Net Unrealized Depreciation	$(17,557)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$712	$713	07/01/09	$1
British Pound (Buy)	2,675	2,684	07/01/09	(9)
British Pound (Buy)	1,975	1,984	07/02/09	(9)
Canadian Dollar (Sell)	196	198	07/02/09	2
Canadian Dollar (Sell)	662	666	07/06/09	4
Euro (Sell)	1,763	1,767	07/01/09	4
Euro (Sell)	2,835	2,846	07/02/09	11
Hong Kong Dollar (Buy)	1,198	1,198	07/02/09	–

				$4

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets
Australia	1.0%

Brazil	2.4

Canada	3.6

China	0.7

Denmark	2.1

Germany	6.0

Hong Kong	1.0

Israel	1.7

Japan	5.3

Netherlands	1.2

Norway	0.5

Spain	3.6

Switzerland	4.4

Taiwan	0.9

United Kingdom	9.8

United States	54.0

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

The accompanying notes are an integral part of these financial statements.

   6

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$526,082	$335,146	$190,936	$—
Short-Term Investments	8,847	–	8,847	—

Total	$534,929	$335,146	$199,783	$—

Other Financial Instruments (Q)	$22	$–	$22	$—

Liabilities:
Other Financial Instruments (Q)	$18	$–	$18	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   7

Hartford Growth Opportunities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 91.9%
	Automobiles & Components — 1.1%
1,611	Ford Motor Co. (D)	$9,781

	Banks — 2.6%
661	Itau Unibanco Banco Multiplo S.A. ADR	10,460
534	Wells Fargo & Co.	12,948

		23,408

	Capital Goods — 8.2%
364	Aecom Technology Corp. (D)	11,661
45	First Solar, Inc. (D)	7,231
327	Illinois Tool Works, Inc.	12,214
1,004	Masco Corp.	9,619
329	Pall Corp.	8,738
157	Parker-Hannifin Corp.	6,732
327	Tyco International Ltd.	8,501
106	Vestas Wind Systems A/S (D)	7,614

		72,310

	Commercial & Professional Services — 0.8%
253	Tetra Tech, Inc. (D)	7,251

	Consumer Durables & Apparel — 1.4%
670	Jarden Corp. (D)	12,555

	Consumer Services — 1.6%
196	Apollo Group, Inc. Class A (D)	13,954

	Diversified Financials — 4.4%
965	Bank of America Corp.	12,743
87	Deutsche Boerse AG	6,767
63	Goldman Sachs Group, Inc.	9,259
487	Nasdaq OMX Group, Inc. (D)	10,387

		39,156

	Energy — 6.5%
97	Canadian Natural Resources Ltd. ADR	5,097
134	EnCana Corp. ADR	6,604
114	EOG Resources, Inc.	7,709
224	Forest Oil Corp. (D)	3,344
157	Hess Corp.	8,423
141	Occidental Petroleum Corp.	9,299
105	Smith International, Inc.	2,696
333	Suncor Energy, Inc. ADR	10,112
124	Ultra Petroleum Corp. (D)	4,820

		58,104

	Food, Beverage & Tobacco — 3.8%
621	Coca-Cola Enterprises, Inc.	10,345
425	Dr Pepper Snapple Group (D)	9,010
142	Fomento Economico Mexicano S.A.B. De C.V. ADR	4,591
223	Philip Morris International, Inc.	9,736

		33,682

	Health Care Equipment & Services — 5.6%
293	Covidien plc	10,951
58	Edwards Lifesciences Corp. (D)	3,932
51	Intuitive Surgical, Inc. (D)	8,412
218	Medtronic, Inc.	7,617
254	St. Jude Medical, Inc. (D)	10,456
334	UnitedHealth Group, Inc.	8,353

		49,721

	Insurance — 1.9%
125	ACE Ltd.	5,546
136	Aflac, Inc.	4,235
332	Marsh & McLennan Cos., Inc.	6,677

		16,458

	Materials — 2.3%
70	Agnico Eagle Mines Ltd.	3,689
112	Goldcorp, Inc.	3,906
90	Newmont Mining Corp.	3,658
516	Vale S.A. — SP ADR	9,102

		20,355

	Media — 1.1%
345	DreamWorks Animation SKG, Inc. (D)	9,530

	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
325	Alkermes, Inc. (D)	3,513
201	Amgen, Inc. (D)	10,652
397	Amylin Pharmaceuticals, Inc. (D)	5,355
292	Auxilium Pharmaceuticals, Inc. (D)	9,169
175	Cephalon, Inc. (D)	9,931
608	Daiichi Sankyo Co., Ltd.	10,851
311	Elan Corp. plc ADR (D)	1,980
889	Pfizer, Inc.	13,338
479	Shionogi & Co., Ltd.	9,261
331	Teva Pharmaceutical Industries Ltd. ADR	16,331

		90,381

	Retailing — 9.2%
302	Advance Automotive Parts, Inc.	12,517
109	Amazon.com, Inc. (D)	9,136
466	Best Buy Co., Inc.	15,600
123	Dufry Group	4,706
846	Gap, Inc.	13,879
271	Kohl’s Corp. (D)	11,594
698	Staples, Inc.	14,071

		81,503

	Semiconductors & Semiconductor Equipment — 3.9%
752	Marvell Technology Group Ltd. (D)	8,747
805	Maxim Integrated Products, Inc.	12,634
617	Texas Instruments, Inc.	13,151

		34,532

	Software & Services — 13.4%
298	Accenture Ltd. Class A	9,955
445	Adobe Systems, Inc. (D)	12,596
399	BMC Software, Inc. (D)	13,469
14	Google, Inc. (D)	5,944
330	McAfee, Inc. (D)	13,931
631	Microsoft Corp.	14,989
747	Oracle Corp.	16,001
676	Red Hat, Inc. (D)	13,616
135	Visa, Inc.	8,430
604	Western Union Co.	9,905

		118,836

	Technology Hardware & Equipment — 11.7%
155	Apple, Inc. (D)	22,034
718	Cisco Systems, Inc. (D)	13,380
253	Hewlett-Packard Co.	9,794
248	Hughes Telematics Inc. (D)	1,428
409	Juniper Networks, Inc. (D)	9,643
1,447	Motorola, Inc.	9,593
310	Qualcomm, Inc.	13,989

The accompanying notes are an integral part of these financial statements.

   8

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Technology Hardware & Equipment — (continued)
1,325	Seagate Technology		$13,860
378	Western Digital Corp. (D)		10,020

			103,741

	Telecommunication Services — 1.2%
136	MetroPCS Communications, Inc. (D)		1,816
604	MTN Group Ltd.		9,281

			11,097

	Transportation — 1.0%
153	FedEx Corp.		8,515

	Total common stocks (cost $819,330)		$814,870

PREFERRED STOCKS — 0.4%
	Technology Hardware & Equipment — 0.4%
700	Hughes Telematics (H)(D)(A)		$3,622

	Total preferred stocks (cost $7,000)		$3,622

EXCHANGE TRADED FUNDS — 0.7%
	Other Investment Pools and Funds — 0.7%
68	S & P 500 Depositary Receipt		$6,251

	Total exchange traded funds (cost $6,037)		$6,251

	Total long-term investments (cost $832,367)		$824,743

Principal
Amount

SHORT-TERM INVESTMENTS — 2.6%
	Repurchase Agreements — 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,422, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $1,450)
$1,422	0.09%, 6/30/2009		$1,422

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $13,092, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $13,354)

13,092	0.05%, 6/30/2009		13,092

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,292, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $3,358)

3,292	0.09%, 6/30/2009		3,292
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4,932, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $5,030)
4,932	0.08%, 6/30/2009		4,932
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $4, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $4)
4	0.03%, 6/30/2009		4

			22,742

	Total short-term investments (cost $22,742)		$22,742

	Total investments (cost $855,109) (C)	95.6%	$847,485
	Other assets and liabilities	4.4%	38,803

	Total net assets	100.0%	$886,288

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $874,115 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70,807
Unrealized Depreciation	(97,437)

Net Unrealized Depreciation	$(26,630)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $3,622, which represents 0.41% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
03/2009	700	Hughes Telematics — Reg D	$7,000

The aggregate value of these securities at June 30, 2009 was $3,622 which represents 0.41% of total net assets.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   9

Hartford Growth Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$814,870	$766,390	$48,480	$—
Exchange Traded Funds	6,251	6,251	—	—
Preferred Stocks	3,622	—	—	3,622

Short-Term Investments	22,742	—	22,742	—

Total	$847,485	$772,641	$71,222	$3,622

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in			Balance as of
	December 31,	Unrealized			June 30,
	2008	Depreciation		Net Purchases	2009
Assets:
Common Stock	$—	$(3,378	)*	$7,000	$3,622

Total	$—	$(3,378)		$7,000	$3,622

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(3,378).

The accompanying notes are an integral part of these financial statements.

   10

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
CERTIFICATES OF DEPOSIT — 1.6%
	Finance — 1.6%
	BNP Paribas
$27,000	0.26%, 08/18/2009	$27,000
	BNP Paribas Finance
21,500	0.71%, 07/13/2009	21,500
	Royal Bank of Canada NY
9,000	0.27%, 08/26/2009	9,000
	Toronto-Dominion Holdings
14,500	0.22%, 07/15/2009	14,500

		72,000

	Total certificates of deposit (cost $72,000)	$72,000

COMMERCIAL PAPER — 34.9%
	Basic Materials — 1.1%
	Praxair, Inc.
$33,400	0.20%, 07/29/2009 — 07/30/2009	$33,395
16,500	0.35%, 07/16/2009	16,497

		49,892

	Consumer Staples — 4.5%
	Coca Cola Co.
28,000	0.20%, 07/29/2009 — 08/19/2009	27,995
10,750	0.22%, 08/21/2009	10,746
28,000	0.50%, 10/05/2009	27,963
	Colgate-Palmolive Co.
20,750	0.18%, 07/10/2009	20,749
21,000	0.20%, 07/02/2009	21,000
	Proctor & Gamble
32,750	0.18%, 07/08/2009 (I)	32,749
41,000	0.20%, 07/30/2009 — 08/10/2009 (I)	40,993
15,250	0.25%, 09/14/2009 (I)	15,242

		197,437

	Energy — 1.0%
	ConocoPhillips
45,500	0.22%, 07/09/2009 (I)	45,498

	Finance — 13.4%
	Citigroup Funding, Inc.
47,500	0.20%, 09/10/2009	47,481
42,000	0.25%, 08/10/2009	41,989
	European Investment Bank
23,500	0.21%, 08/17/2009	23,494
	General Electric Capital Corp.
74,000	0.23%, 07/30/2009 — 09/02/2009	73,977
	JP Morgan Chase Funding, Inc.
32,000	0.25%, 07/08/2009 — 08/31/2009	31,995
23,500	0.30%, 07/14/2009	23,497
	Kreditanstalt fuer Wiederaufbau
25,250	0.17%, 08/04/2009 (I)	25,246
43,000	0.20%, 07/24/2009 (I)	42,995
20,500	0.31%, 09/24/2009 (I)	20,486
25,000	0.32%, 10/08/2009 (I)	24,978
19,500	0.33%, 08/12/2009 (I)	19,493
	Queensland Treasury Corp.
15,000	0.42%, 08/31/2009	14,989
20,750	0.50%, 10/06/2009	20,722
32,750	0.62%, 07/20/2009	32,739
	Rabobank USA
9,750	0.19%, 07/16/2009	9,749
24,500	0.25%, 09/03/2009	24,489
8,500	0.30%, 08/21/2009	8,497
13,250	0.64%, 07/06/2009	13,249
	Royal Bank of Scotland plc
26,000	0.19%, 08/27/2009	25,992
	State Street Corp.
33,000	0.22%, 08/14/2009	32,991
	Toronto-Dominion Holdings
19,250	0.35%, 10/21/2009 (I)	19,229
	Wells Fargo
19,500	0.05%, 07/01/2009	19,500

		597,777

	Foreign Governments — 10.5%
	British Columbia (Province of)
20,500	0.18%, 08/26/2009	20,494
42,250	0.23%, 09/01/2009 — 09/08/2009	42,233
19,000	0.28%, 10/06/2009	18,986
7,000	0.29%, 08/20/2009	6,997
23,250	0.42%, 07/14/2009	23,246
	Canada (Government of)
35,250	0.23%, 10/06/2009	35,228
44,750	0.25%, 09/11/2009	44,728
31,250	0.58%, 08/07/2009	31,231
	Ontario (Province of)
11,300	0.20%, 07/08/2009	11,300
41,500	0.22%, 08/04/2009	41,491
25,250	0.23%, 08/13/2009	25,243
26,750	0.24%, 09/09/2009	26,737
	Quebec (Province of)
26,250	0.20%, 07/09/2009 (M)	26,249
29,000	0.23%, 08/24/2009	28,990
8,000	0.27%, 07/21/2009	7,999
43,250	0.28%, 08/04/2009	43,239
26,750	0.45%, 07/20/2009	26,744

		461,135

	Health Care — 0.7%
	Abbott Laboratories
19,850	0.20%, 07/28/2009	19,847
11,500	0.21%, 08/31/2009 (I)	11,496

		31,343

	Technology — 1.3%
	Microsoft Corp.
34,250	0.20%, 08/21/2009	34,241
23,600	0.23%, 07/07/2009	23,599

		57,840

	Transportation — 1.1%
	General Dynamics Corp.
49,500	0.21%, 07/01/2009 (I)	49,500

	Utilities — 1.3%
	Florida Power And Light Co.
23,000	0.17%, 07/06/2009	22,999
9,100	0.20%, 07/07/2009	9,100
23,250	0.23%, 07/27/2009	23,246

		55,345

	Total commercial paper (cost $1,545,767)	$1,545,767

CORPORATE NOTES — 4.2%
	Finance — 4.2%
	American Honda Finance Corp.
$25,750	0.76%, 09/18/2009 (I)(L)	$25,750
	Australia & New Zealand Banking Group Ltd.
26,250	1.04%, 10/02/2009 (I)(L)(?)	26,250
	Bank of Nova Scotia
25,250	1.42%, 08/10/2009 (I)(L)	25,250
	John Deere Capital Corp.
22,300	0.71%, 09/01/2009 (L)	22,297

The accompanying notes are an integral part of these financial statements.

   11

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE NOTES — (continued)

	Finance — (continued)
	Royal Bank of Canada
$21,250	0.74%, 10/15/2009 (I)(L)		$21,250
	Royal Bank of Scotland plc
25,750	1.03%, 10/09/2009 (I)(L)(BB)		25,750
	Wachovia Bank NA
34,000	1.59%, 08/04/2009 (L)(BB)		34,000

			180,547

	Total corporate notes (cost $180,547)		$180,547

REPURCHASE AGREEMENTS — 2.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $107,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $109,237)
$107,371	0.01% dated 06/30/2009		$107,371
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $20,153, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $20,501)
20,153	0.01% dated 06/30/2009		20,153

	Total repurchase agreements (cost $127,524)		$127,524

Shares

INVESTMENT POOLS AND FUNDS — 5.4%
117,418	JP Morgan U.S. Government Money Market Fund		117,418
—	State Street Bank U.S. Government Money Market Fund		—
117,624	Wells Fargo Advantage Government Money Market Fund		117,624

	Total time deposits (cost $235,042)		$235,042

Principal
Amount

U.S. GOVERNMENT AGENCIES — 24.4%
	Federal Home Loan Bank — 7.7%
$66,500	0.16%, 07/15/2009 — 07/28/2009 (M)		$66,494
66,500	0.18%, 08/21/2009 (M)		66,481
64,500	0.20%, 08/14/2009		64,485
18,500	0.21%, 08/07/2009		18,496
44,600	0.22%, 07/10/2009 — 09/04/2009		44,590
48,200	0.28%, 07/22/2009		48,192
29,250	0.34%, 10/21/2009 (M)		29,220

			337,958

	Federal Home Loan Mortgage Corp. — 8.6%
24,250	0.14%, 08/12/2009		24,246
41,000	0.20%, 08/17/2009 (M)		40,989
9,600	0.20%, 07/28/2009		9,599
38,750	0.21%, 09/14/2009		38,734
16,250	0.22%, 09/28/2009		16,241
20,000	0.24%, 07/06/2009 (M)		19,999
55,750	0.26%, 09/21/2009 — 09/23/2009		55,718
42,250	0.27%, 07/29/2009 — 11/02/2009		42,223
35,000	0.28%, 08/24/2009		34,985
16,500	0.34%, 10/26/2009 (M)		16,482
33,250	0.34%, 10/13/2009		33,217
46,500	0.35%, 08/03/2009		46,485

			378,918

	Federal National Mortgage Association — 8.1%
85,250	0.17%, 07/21/2009 — 08/24/2009 (M)		85,235
23,250	0.19%, 08/26/2009		23,243
84,250	0.22%, 09/02/2009 — 10/07/2009		84,210
22,500	0.23%, 07/06/2009 (M)		22,499
24,147	0.25%, 09/30/2009		24,131
27,500	0.26%, 07/01/2009		27,500
35,500	0.33%, 07/27/2009		35,492
38,750	0.34%, 10/21/2009		38,712
14,500	0.36%, 08/31/2009 (M)		14,491

			355,513

	Total U.S. government agencies (cost $1,072,389)		$1,072,389

U.S. TREASURY BILLS — 20.8%
$149,000	0.14%, 07/23/2009 (M)		$148,988
100,000	0.16%, 08/20/2009 (M)		99,978
100,000	0.18%, 09/15/2009 (M)		99,962
120,000	0.20%, 08/06/2009 (M)		119,977
137,000	0.23%, 12/29/2009 (M)		136,845
145,000	0.26%, 10/15/2009 (M)		144,890
167,000	0.31%, 07/02/2009 (M)		166,999

			917,639

	Total U.S. treasury bills (cost $917,639)		$917,639

U.S. TREASURY NOTES — 6.0%
$108,000	3.49%, 08/15/2009		$108,446
81,500	4.63%, 07/31/2009		81,801
71,500	5.96%, 08/15/2009		72,014

			262,261

	Total U.S. treasury notes (cost $262,261)		$262,261

CAPITAL SUPPORT AGREEMENT — 0.0%
$—	Hartford Life, Inc. Capital Support Agreement (BB)		$—

	Total investments (cost $4,413,169) (C)	$100.2%	$4,413,169
	Other assets and liabilities	(0.2)%	(8,002)

	Total net assets	$100.0%	$4,405,167

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 18.1% of total net assets at June 30, 2009.

(C)	Also represents cost for tax purposes.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $472,155, which represents 10.72% of total net assets.

The accompanying notes are an integral part of these financial statements.

   12

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value. See “Money Market HLS Fund Support Agreement” in the Notes to Financial Statements for additional information.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$72,000	$—	$72,000	$—
Commercial Paper	1,545,767	—	1,545,767	—
Corporate Notes	180,547	—	180,547	—
Investment Pools and Funds	235,042	235,042	—	—
Repurchase Agreements	127,524	—	127,524	—
U.S. Government Agencies	1,072,389	—	1,072,389	—
U.S. Treasury Bills	917,639	—	917,639	—
U.S. Treasury Notes	262,261	—	262,261	—

Total	$4,413,169	$235,042	$4,178,127	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   13

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

		Hartford
	Hartford	Growth	Hartford
	Global Growth	Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$534,929	$847,485	$4,413,169
Unrealized appreciation on forward foreign currency contracts	22	—	—
Receivables:
Investment securities sold	12,496	47,444	—
Fund shares sold	277	574	3,394
Dividends and interest	501	528	4,975
Other assets	2	6	798

Total assets	548,227	896,037	4,422,336

Liabilities:
Unrealized depreciation on forward foreign currency contracts	18	—	—
Bank overdraft — foreign currency	17	—	—
Payables:
Investment securities purchased	12,423	8,872	—
Fund shares redeemed	258	733	16,823
Investment management fees	40	74	122
Administrative services fee	15	—	122
Distribution fees	4	4	23
Accrued expenses	57	66	79

Total liabilities	12,832	9,749	17,169

Net assets	$535,395	$886,288	$4,405,167

Summary of Net Assets:
Capital stock and paid-in-capital	$808,091	$1,342,381	$4,416,241
Accumulated undistributed (distributions in excess of) net investment income (loss)	3,116	3,698	1,955
Accumulated net realized gain (loss) on investments and foreign currency transactions	(264,789)	(452,166)	(13,029)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(11,023)	(7,625)	—

Net assets	$535,395	$886,288	$4,405,167

Shares authorized	3,400,000	700,000	14,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$11.12	$17.74	$1.00

Shares outstanding	38,106	43,268	3,732,314

Net assets	$423,689	$767,592	$3,723,023

Class IB: Net asset value per share	$11.05	$17.55	$1.00

Shares outstanding	10,111	6,763	683,926

Net assets	$111,706	$118,696	$682,144

@ Cost of securities	$545,978	$855,109	$4,413,169

The accompanying notes are an integral part of these financial statements.

   14

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

		Hartford
	Hartford	Growth	Hartford
	Global Growth	Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$5,513	$5,946	$—
Interest	22	47	11,018
Securities lending	—	12	—
Less: Foreign tax withheld	(544)	(152)	—

Total investment income, net	4,991	5,853	11,018

Expenses:
Investment management fees	1,380	2,516	4,935
Administrative services fees	504	—	4,946
Distribution fees — Class IB	132	142	931
Custodian fees	20	12	3
Accounting services	35	—	247
Board of Directors’ fees	7	12	73
Audit fees	8	12	62
Treasury guarantee insurance	—	—	1,253
Other expenses	66	106	431

Total expenses (before waivers and fees paid indirectly)	2,152	2,800	12,881
Expense waivers	—	—	(2,722)
Commission recapture	(7)	(57)	—
Custodian fee offset	—	—	(1)

Total waivers and fees paid indirectly	(7)	(57)	(2,723)

Total expenses, net	2,145	2,743	10,158

Net investment income	2,846	3,110	860

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(111,687)	(189,595)	3
Net realized gain on forward foreign currency contracts	224	99	—
Net realized loss on other foreign currency transactions	(204)	(113)	—

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(111,667)	(189,609)	3

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	151,852	218,309	—
Net unrealized appreciation of forward foreign currency contracts	3	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	32	(1)	—

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	151,887	218,308	—

Net Gain on Investments	40,220	28,699	3

Net Increase in Net Assets Resulting from Operations	$43,066	$31,809	$863

The accompanying notes are an integral part of these financial statements.

   15

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford		Hartford
	Global Growth		Growth Opportunities		Money Market
	HLS Fund		HLS Fund		HLS Fund
	For the		For the		For the
	Six-Month		Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the	Period Ended	For the
	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

Operations:
Net investment income	$2,846	$5,780	$3,110	$5,544	$860	$78,080
Net realized gain (loss) on investments and foreign currency transactions	(111,667)	(152,347)	(189,609)	(261,459)	3	(13,032)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	151,887	(487,908)	218,308	(494,265)	—	—

Net increase (decrease) in net assets resulting from operations	43,066	(634,475)	31,809	(750,180)	863	65,048

Distributions to Shareholders:
From net investment income
Class IA	—	(4,785)	—	(4,411)	(848)	(65,065)
Class IB	—	(775)	—	(203)	(12)	(11,060)
From net realized gain on investments
Class IA	—	(29,584)	—	(45,855)	—	—
Class IB	—	(8,357)	—	(8,404)	—	—

Total distributions	—	(43,501)	—	(58,873)	(860)	(76,125)

Capital Share Transactions:
Class IA
Sold	13,657	71,448	56,200	216,584	946,707	4,105,607
Issued on reinvestment of distributions	—	34,369	—	50,266	795	64,851
Redeemed	(43,444)	(184,771)	(69,387)	(243,707)	(1,651,711)	(1,958,058)

Total capital share transactions	(29,787)	(78,954)	(13,187)	23,143	(704,209)	2,212,400

Class IB
Sold	5,401	31,692	9,466	55,321	194,413	765,243
Issued on reinvestment of distributions	—	9,132	—	8,607	9	11,013
Redeemed	(14,694)	(81,116)	(18,581)	(94,271)	(286,711)	(453,017)

Total capital share transactions	(9,293)	(40,292)	(9,115)	30,343	(92,289)	323,239

Net increase (decrease) from capital share transactions	(39,080)	(119,246)	(22,302)	(7,200)	(796,498)	2,535,639

Net increase (decrease) in net assets	3,986	(797,222)	9,507	(816,253)	(796,495)	2,524,562

Net Assets:
Beginning of period	531,409	1,328,631	876,781	1,693,034	5,201,662	2,677,100

End of period	$535,395	$531,409	$886,288	$876,781	$4,405,167	$5,201,662

Accumulated undistributed (distribution in excess of) net investment income	$3,116	$270	$3,698	$588	$1,955	$1,955

Shares:
Class IA
Sold	1,332	4,465	3,457	8,780	946,707	4,105,606
Issued on reinvestment of distributions	—	2,004	—	1,860	795	64,851
Redeemed	(4,428)	(11,158)	(4,337)	(9,712)	(1,651,711)	(1,958,057)

Total share activity	(3,096)	(4,689)	(880)	928	(704,209)	2,212,400

Class IB
Sold	528	1,976	588	2,152	194,413	765,243
Issued on reinvestment of distributions	—	513	—	309	9	11,013
Redeemed	(1,504)	(4,866)	(1,159)	(3,689)	(286,711)	(453,017)

Total share activity	(976)	(2,377)	(571)	(1,228)	(92,289)	323,239

The accompanying notes are an integral part of these financial statements.

   16

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty-one portfolios. Three portfolios are included in these financial statements. They are Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund and Hartford Money Market HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for , which are non-diversified.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (ETF’s)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange

   17

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of June 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2009.

g)	Forward Foreign Currency Contracts — At June 30, 2009, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

   18

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities, as of June 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Reclassification of Capital Accounts within the Federal Income Tax section of the Notes to Financial Statements).

j)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of June 30, 2009.

k)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

l)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

m)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory

   19

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

n)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate. FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the valuation of the Funds’ investments. The additional disclosures required of this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

p)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. Implementation of this standard did not impact valuation.

Fair Value of Derivative Instruments as of June 30, 2009:

Hartford Global Growth HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$22	Unrealized depreciation on forward foreign currency contracts	$18

Hartford Money Market HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Other contracts	Investment in securities, at value (Capital Support Agreement), Market Value	$—

   20

The volume of the derivatives that are presented above in Derivative Instruments tables is consistent with derivative activity during the six-month period ended June 30, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the six-month period ended June 30, 2009:

Hartford Global Growth HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$224	$—	$224

Total	$—	$—	$—	$224	$—	$224

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$3	$—	$3

Total	$—	$—	$—	$3	$—	$3

Hartford Growth Opportunities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$99	$—	$99

Total	$—	$—	$—	$99	$—	$99

q)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

r)	Indemnifications — Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded, through a clearing house. The clearing house requires sufficient collateral to cover margins. As of June 30, 2009, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater

   21

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As of June 30, 2009, there were no outstanding written options contracts. The Funds had no transactions involving written options contracts during the six-month period ended June 30, 2009.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the in come or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term			Long-Term
	Ordinary	Capital	Tax return	Ordinary	Capital	Tax return
	Income	Gains (a)	of capital	Income	Gains (a)	of capital

Hartford Global Growth HLS Fund	$9,441	$34,060	$—	$32,462	$107,761	$—
Hartford Growth Opportunities HLS Fund	24,880	33,993	—	163,824	102,292	—
Hartford Money Market HLS Fund	76,078	—	—	108,593	—	—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)

Hartford Global Growth HLS Fund	$273	$—	$(146,614)	$(169,421)	$(315,762)
Hartford Growth Opportunities HLS Fund	588	—	(243,551)	(244,939)	(487,902)
Hartford Money Market HLS Fund	2,002	—	(13,032)	—	(11,030)

*	Certain Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Global Growth HLS Fund	$38	$(38)	$—
Hartford Growth Opportunities HLS Fund	(436)	436	—

   22

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Global Growth HLS Fund	$—	$—	$—	$—	$—	$—	$—	$92,362	$92,362
Hartford Growth Opportunities HLS Fund	—	—	—	—	—	—	—	153,498	153,498
Hartford Money Market HLS Fund	—	—	—	—	—	—	—	13,032	13,032

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Global Growth HLS Fund	$—	$54,252
Hartford Growth Opportunities HLS Fund	—	90,053

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Global Growth HLS Fund carryforwards may apply.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions.

5.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. and the Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund in accordance with the Fund’s investment objectives and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Funds, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly.

Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Growth Opportunities HLS Fund
Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Fee

On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

   23

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly. The rates of compensation paid to HLIC are as follows:

Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Fee

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Funds’ Chief Compliance Officer’s salary was paid by the Funds in the amount of $15. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $5 for providing such services. The fees are accrued daily and paid monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2009, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the
	Six-Month		For the		For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.80%	1.05%	0.74%	0.99%	0.73%	0.98%	0.74%	0.99%	0.68%	0.93%	0.68%	0.93%
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63	0.88	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford Money Market HLS Fund	0.41	0.44	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73

g)	Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on August 5, 2009, the Board of Directors approved the continued temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB through February 28, 2010. This will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

For the six-month period ended June 30, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s earnings from falling below the level of its expenses.

h)	Payment from Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners

   24

surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford ’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the financial highlights includes the impact of the payment from affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2006 and 2005, would have been as follows:

Total Return
	Impact from Payment		Impact from Payment		Excluding
	from Affiliate for		from Affiliate for		Payments from
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

6.	Investment Transactions:

For the six-month period ended June 30, 2009, the costs of purchases and sales of securities for Hartford Money Market Fund were $21,762,699 and $22,556,945, respectively. For the six-month period ended June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds

Hartford Global Growth HLS Fund	$205,572	$236,211
Hartford Growth Opportunities HLS Fund	629,992	684,058

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2009, the Funds did not have any borrowings under this facility.

8.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of the guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

   25

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009 and again on March 31, 2009 extended the Program until September 19, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the program will continue to be borne by the Fund.

9.	Money Market HLS Fund Support Agreement:

The Money Market HLS Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of June 30, 2009 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA entered into an amendment that permitted the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualified as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment required that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund. As of June 30, 2009, the actual escrow balance is $1,585.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the six-month period ended June 30, 2009, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of June 30, 2009, the fair value of the CSA was zero, as noted in the Schedule of Investments.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

   26

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$10.17	$0.06	$—	$0.89	$0.95	$—	$—	$—	$—	$0.95	$11.12	9.29	%(f)	$423,689	0.80	%(f)	0.80	%(f)	1.18	%(f)	41%
Class IB	10.12	0.05	—	0.88	0.93	—	—	—	—	0.93	11.05	9.15	(f)	111,706	1.05	(f)	1.05	(f)	0.93	(f)	—
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)		419,183	0.75		0.75		0.67		76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00		1.00		0.42		—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73		0.73		0.13		75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98		0.98		(0.11)		—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(g)	942,258	0.76		0.76		0.48		116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(g)	280,283	1.01		1.01		0.23		—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77		0.77		0.74		262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02		1.02		0.48		—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78		0.78		0.83		255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03		1.03		0.58		—
Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	17.05	0.06	—	0.63	0.69	—	—	—	—	0.69	17.74	4.02	(e)	767,592	0.65	(f)	0.65	(f)	0.79	(f)	80
Class IB	16.89	0.05	—	0.61	0.66	—	—	—	—	0.66	17.55	3.90	(e)	118,696	0.90	(f)	0.90	(f)	0.54	(f)	—
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64		0.64		0.45		154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89		0.89		0.20		—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64		0.64		0.16		135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89		0.89		(0.09)		—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(g)	1,103,590	0.65		0.65		0.71		139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(g)	197,797	0.90		0.90		0.46		—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(g)	1,012,774	0.64		0.64		0.33		140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(g)	179,308	0.89		0.89		0.06		—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63		0.63		0.23		137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88		0.88		(0.03)		—
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.02	(e)	3,723,023	0.48	(f)	0.41	(f)	0.04	(f)	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	—	(e)	682,144	0.56	(f)	0.44	(f)	0.00	(f)	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47		0.42		2.01		N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72		0.67		1.80		—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Not annualized.
(f)	Annualized.
(g)	Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

   27

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   28

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

   29

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   30

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$1,092.86	$4.15	$1,000.00	$1020.82	$4.00	0.80%	181	365
Class IB	$1,000.00	$1,091.50	$5.44	$1,000.00	$1019.58	$5.25	1.05%	181	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,040.24	$3.28	$1,000.00	$1021.57	$3.25	0.65%	181	365
Class IB	$1,000.00	$1,038.96	$4.55	$1,000.00	$1020.33	$4.50	0.90%	181	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.20	$2.03	$1,000.00	$1022.76	$2.05	0.41%	181	365
Class IB	$1,000.00	$1,000.00	$2.18	$1,000.00	$1022.61	$2.20	0.44%	181	365

   31

Hartford Series Fund, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
CERTIFICATES OF DEPOSIT — 1.6%
	Finance — 1.6%
	BNP Paribas
$27,000	0.26%, 08/18/2009	$27,000
	BNP Paribas Finance
21,500	0.71%, 07/13/2009	21,500
	Royal Bank of Canada NY
9,000	0.27%, 08/26/2009	9,000
	Toronto-Dominion Holdings
14,500	0.22%, 07/15/2009	14,500

		72,000

	Total certificates of deposit (cost $72,000)	$72,000

COMMERCIAL PAPER — 34.9%
	Basic Materials — 1.1%
	Praxair, Inc.
$33,400	0.20%, 07/29/2009 — 07/30/2009	$33,395
16,500	0.35%, 07/16/2009	16,497

		49,892

	Consumer Staples — 4.5%
	Coca Cola Co.
28,000	0.20%, 07/29/2009 — 08/19/2009	27,995
10,750	0.22%, 08/21/2009	10,746
28,000	0.50%, 10/05/2009	27,963
	Colgate-Palmolive Co.
20,750	0.18%, 07/10/2009	20,749
21,000	0.20%, 07/02/2009	21,000
	Proctor & Gamble
32,750	0.18%, 07/08/2009 (I)	32,749
41,000	0.20%, 07/30/2009 — 08/10/2009 (I)	40,993
15,250	0.25%, 09/14/2009 (I)	15,242

		197,437

	Energy — 1.0%
	ConocoPhillips
45,500	0.22%, 07/09/2009 (I)	45,498

	Finance — 13.4%
	Citigroup Funding, Inc.
47,500	0.20%, 09/10/2009	47,481
42,000	0.25%, 08/10/2009	41,989
	European Investment Bank
23,500	0.21%, 08/17/2009	23,494
	General Electric Capital Corp.
74,000	0.23%, 07/30/2009 — 09/02/2009	73,977
	JP Morgan Chase Funding, Inc.
32,000	0.25%, 07/08/2009 — 08/31/2009	31,995
23,500	0.30%, 07/14/2009	23,497
	Kreditanstalt fuer Wiederaufbau
25,250	0.17%, 08/04/2009 (I)	25,246
43,000	0.20%, 07/24/2009 (I)	42,995
20,500	0.31%, 09/24/2009 (I)	20,486
25,000	0.32%, 10/08/2009 (I)	24,978
19,500	0.33%, 08/12/2009 (I)	19,493
	Queensland Treasury Corp.
15,000	0.42%, 08/31/2009	14,989
20,750	0.50%, 10/06/2009	20,722
32,750	0.62%, 07/20/2009	32,739
	Rabobank USA
9,750	0.19%, 07/16/2009	9,749
24,500	0.25%, 09/03/2009	24,489
8,500	0.30%, 08/21/2009	8,497
13,250	0.64%, 07/06/2009	13,249
	Royal Bank of Scotland plc
26,000	0.19%, 08/27/2009	25,992
	State Street Corp.
33,000	0.22%, 08/14/2009	32,991
	Toronto-Dominion Holdings
19,250	0.35%, 10/21/2009 (I)	19,229
	Wells Fargo
19,500	0.05%, 07/01/2009	19,500

		597,777

	Foreign Governments — 10.5%
	British Columbia (Province of)
20,500	0.18%, 08/26/2009	20,494
42,250	0.23%, 09/01/2009 — 09/08/2009	42,233
19,000	0.28%, 10/06/2009	18,986
7,000	0.29%, 08/20/2009	6,997
23,250	0.42%, 07/14/2009	23,246
	Canada (Government of)
35,250	0.23%, 10/06/2009	35,228
44,750	0.25%, 09/11/2009	44,728
31,250	0.58%, 08/07/2009	31,231
	Ontario (Province of)
11,300	0.20%, 07/08/2009	11,300
41,500	0.22%, 08/04/2009	41,491
25,250	0.23%, 08/13/2009	25,243
26,750	0.24%, 09/09/2009	26,737
	Quebec (Province of)
26,250	0.20%, 07/09/2009 (M)	26,249
29,000	0.23%, 08/24/2009	28,990
8,000	0.27%, 07/21/2009	7,999
43,250	0.28%, 08/04/2009	43,239
26,750	0.45%, 07/20/2009	26,744

		461,135

	Health Care — 0.7%
	Abbott Laboratories
19,850	0.20%, 07/28/2009	19,847
11,500	0.21%, 08/31/2009 (I)	11,496

		31,343

	Technology — 1.3%
	Microsoft Corp.
34,250	0.20%, 08/21/2009	34,241
23,600	0.23%, 07/07/2009	23,599

		57,840

	Transportation — 1.1%
	General Dynamics Corp.
49,500	0.21%, 07/01/2009 (I)	49,500

	Utilities — 1.3%
	Florida Power And Light Co.
23,000	0.17%, 07/06/2009	22,999
9,100	0.20%, 07/07/2009	9,100
23,250	0.23%, 07/27/2009	23,246

		55,345

	Total commercial paper (cost $1,545,767)	$1,545,767

CORPORATE NOTES — 4.2%
	Finance — 4.2%
	American Honda Finance Corp.
$25,750	0.76%, 09/18/2009 (I)(L)	$25,750
	Australia & New Zealand Banking Group Ltd.
26,250	1.04%, 10/02/2009 (I)(L)(?)	26,250
	Bank of Nova Scotia
25,250	1.42%, 08/10/2009 (I)(L)	25,250
	John Deere Capital Corp.
22,300	0.71%, 09/01/2009 (L)	22,297

The accompanying notes are an integral part of these financial statements.

   1

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE NOTES — (continued)

	Finance — (continued)
	Royal Bank of Canada
$21,250	0.74%, 10/15/2009 (I)(L)		$21,250
	Royal Bank of Scotland plc
25,750	1.03%, 10/09/2009 (I)(L)(BB)		25,750
	Wachovia Bank NA
34,000	1.59%, 08/04/2009 (L)(BB)		34,000

			180,547

	Total corporate notes (cost $180,547)		$180,547

REPURCHASE AGREEMENTS — 2.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $107,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $109,237)
$107,371	0.01% dated 06/30/2009		$107,371
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $20,153, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $20,501)
20,153	0.01% dated 06/30/2009		20,153

	Total repurchase agreements (cost $127,524)		$127,524

Shares

INVESTMENT POOLS AND FUNDS — 5.4%
117,418	JP Morgan U.S. Government Money Market Fund		117,418
—	State Street Bank U.S. Government Money Market Fund		—
117,624	Wells Fargo Advantage Government Money Market Fund		117,624

	Total time deposits (cost $235,042)		$235,042

Principal
Amount

U.S. GOVERNMENT AGENCIES — 24.4%
	Federal Home Loan Bank — 7.7%
$66,500	0.16%, 07/15/2009 — 07/28/2009 (M)		$66,494
66,500	0.18%, 08/21/2009 (M)		66,481
64,500	0.20%, 08/14/2009		64,485
18,500	0.21%, 08/07/2009		18,496
44,600	0.22%, 07/10/2009 — 09/04/2009		44,590
48,200	0.28%, 07/22/2009		48,192
29,250	0.34%, 10/21/2009 (M)		29,220

			337,958

	Federal Home Loan Mortgage Corp. — 8.6%
24,250	0.14%, 08/12/2009		24,246
41,000	0.20%, 08/17/2009 (M)		40,989
9,600	0.20%, 07/28/2009		9,599
38,750	0.21%, 09/14/2009		38,734
16,250	0.22%, 09/28/2009		16,241
20,000	0.24%, 07/06/2009 (M)		19,999
55,750	0.26%, 09/21/2009 — 09/23/2009		55,718
42,250	0.27%, 07/29/2009 — 11/02/2009		42,223
35,000	0.28%, 08/24/2009		34,985
16,500	0.34%, 10/26/2009 (M)		16,482
33,250	0.34%, 10/13/2009		33,217
46,500	0.35%, 08/03/2009		46,485

			378,918

	Federal National Mortgage Association — 8.1%
85,250	0.17%, 07/21/2009 — 08/24/2009 (M)		85,235
23,250	0.19%, 08/26/2009		23,243
84,250	0.22%, 09/02/2009 — 10/07/2009		84,210
22,500	0.23%, 07/06/2009 (M)		22,499
24,147	0.25%, 09/30/2009		24,131
27,500	0.26%, 07/01/2009		27,500
35,500	0.33%, 07/27/2009		35,492
38,750	0.34%, 10/21/2009		38,712
14,500	0.36%, 08/31/2009 (M)		14,491

			355,513

	Total U.S. government agencies (cost $1,072,389)		$1,072,389

U.S. TREASURY BILLS — 20.8%
$149,000	0.14%, 07/23/2009 (M)		$148,988
100,000	0.16%, 08/20/2009 (M)		99,978
100,000	0.18%, 09/15/2009 (M)		99,962
120,000	0.20%, 08/06/2009 (M)		119,977
137,000	0.23%, 12/29/2009 (M)		136,845
145,000	0.26%, 10/15/2009 (M)		144,890
167,000	0.31%, 07/02/2009 (M)		166,999

			917,639

	Total U.S. treasury bills (cost $917,639)		$917,639

U.S. TREASURY NOTES — 6.0%
$108,000	3.49%, 08/15/2009		$108,446
81,500	4.63%, 07/31/2009		81,801
71,500	5.96%, 08/15/2009		72,014

			262,261

	Total U.S. treasury notes (cost $262,261)		$262,261

CAPITAL SUPPORT AGREEMENT — 0.0%
$—	Hartford Life, Inc. Capital Support Agreement (BB)		$—

	Total investments (cost $4,413,169) (C)	$100.2%	$4,413,169
	Other assets and liabilities	(0.2)%	(8,002)

	Total net assets	$100.0%	$4,405,167

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 18.1% of total net assets at June 30, 2009.

(C)	Also represents cost for tax purposes.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $472,155, which represents 10.72% of total net assets.

The accompanying notes are an integral part of these financial statements.

   2

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value. See “Money Market HLS Fund Support Agreement” in the Notes to Financial Statements for additional information.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$72,000	$—	$72,000	$—
Commercial Paper	1,545,767	—	1,545,767	—
Corporate Notes	180,547	—	180,547	—
Investment Pools and Funds	235,042	235,042	—	—
Repurchase Agreements	127,524	—	127,524	—
U.S. Government Agencies	1,072,389	—	1,072,389	—
U.S. Treasury Bills	917,639	—	917,639	—
U.S. Treasury Notes	262,261	—	262,261	—

Total	$4,413,169	$235,042	$4,178,127	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   3

Hartford Money Market HLS Fund

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$4,413,169
Receivables:
Fund shares sold	3,394
Dividends and interest	4,975
Other assets	798

Total assets	4,422,336

Liabilities:
Payables:
Fund shares redeemed	16,823
Investment management fees	122
Administrative services fee	122
Distribution fees	23
Accrued expenses	79

Total liabilities	17,169

Net assets	$4,405,167

Summary of Net Assets:
Capital stock and paid-in-capital	$4,416,241
Accumulated undistributed net investment income	1,955
Accumulated net realized loss on investments	(13,029)

Net assets	$4,405,167

Shares authorized	14,000,000

Par value	$0.001

Class IA: Net asset value per share	$1.00

Shares outstanding	3,732,314

Net assets	$3,723,023

Class IB: Net asset value per share	$1.00

Shares outstanding	683,926

Net assets	$682,144

@ Cost of securities	$4,413,169

The accompanying notes are an integral part of these financial statements.

   4

Hartford Money Market HLS Fund

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$11,018

Total investment income, net	11,018

Expenses:
Investment management fees	4,935
Administrative services fees	4,946
Distribution fees — Class IB	931
Custodian fees	3
Accounting services	247
Board of Directors’ fees	73
Audit fees	62
Treasury guarantee insurance	1,253
Other expenses	431

Total expenses (before waivers and fees paid indirectly)	12,881
Expense waivers	(2,722)
Custodian fee offset	(1)

Total waivers and fees paid indirectly	(2,723)

Total expenses, net	10,158

Net investment income	860

Net Realized Gain on Investments:
Net realized gain on investments	3

Net Realized Gain on Investments	3

Net Increase in Net Assets Resulting from Operations	$863

The accompanying notes are an integral part of these financial statements.

   5

Hartford Money Market HLS Fund

Statements of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month
	Period Ended	For the
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations:
Net investment income	$860	$78,080
Net realized gain (loss) on investments	3	(13,032)

Net increase in net assets resulting from operations	863	65,048

Distributions to Shareholders:
From net investment income
Class IA	(848)	(65,065)
Class IB	(12)	(11,060)

Total distributions	(860)	(76,125)

Capital Share Transactions:
Class IA
Sold	946,707	4,105,607
Issued on reinvestment of distributions	795	64,851
Redeemed	(1,651,711)	(1,958,058)

Total capital share transactions	(704,209)	2,212,400

Class IB
Sold	194,413	765,243
Issued on reinvestment of distributions	9	11,013
Redeemed	(286,711)	(453,017)

Total capital share transactions	(92,289)	323,239

Net increase (decrease) from capital share transactions	(796,498)	2,535,639

Net increase (decrease) in net assets	(796,495)	2,524,562

Net Assets:
Beginning of period	5,201,662	2,677,100

End of period	$4,405,167	$5,201,662

Accumulated undistributed net investment income	$1,955	$1,955

Shares:
Class IA
Sold	946,707	4,105,606
Issued on reinvestment of distributions	795	64,851
Redeemed	(1,651,711)	(1,958,057)

Total share activity	(704,209)	2,212,400

Class IB
Sold	194,413	765,243
Issued on reinvestment of distributions	9	11,013
Redeemed	(286,711)	(453,017)

Total share activity	(92,289)	323,239

The accompanying notes are an integral part of these financial statements.

   6

Hartford Money Market HLS Fund

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Money Market HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, one portfolio of which is included in these financial statements (each a “Fund” or together the “Funds”).

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Hartford Money Market HLS Fund’s assets are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2009.

e)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of each business day of the New York Stock Exchange (the “Exchange”) (normally 4:00 P.M. Eastern Time). The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

f)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid or restricted securities as of June 30, 2009.

   7

Hartford Money Market HLS Fund

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

g)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

h)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds (ETF’s), and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and require significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended June 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the valuation of the Fund’s investments. The additional disclosures required of this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

j)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. Implementation of this standard did not impact valuation.

Fair Value of Derivative Investments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Other contracts	Investment in securities, at value (Capital Support Agreement), Market Value	$—

The volume of the derivative that is presented above in the Derivative Instrument table is consistent with derivative activity during the six-month period ended June 30, 2009.

   8

k)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

l)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term			Long-Term
	Ordinary	Capital	Tax return	Ordinary	Capital	Tax return
	Income	Gains (a)	of capital	Income	Gains (a)	of capital

Hartford Money Market HLS Fund	$76,078	$—	$—	$108,593	$—	$—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)

Hartford Money Market HLS Fund	$2,002	$—	$(13,032)	$—	$(11,030)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Money Market HLS Fund	$—	$—	$—	$—	$—	$—	$—	$13,032	$13,032

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions.

4.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Fund.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund in accordance with the Fund’s investment objective and policies.

The Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management.

   9

Hartford Money Market HLS Fund

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees).

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee

On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation of 0.010% of the Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

d)	Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Fund’s Chief Compliance Officer’s salary was paid by the Fund in the amount of $12. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HISC was compensated $1 for providing such services. The fees are accrued daily and paid monthly.

e)	Operating Expenses — Allocable expenses incurred by the Fund are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

f)	Fees Paid Indirectly — The Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

For the
	Six-Month		For the		For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Money Market HLS Fund	0.41%	0.44%	0.42%	0.67%	0.42%	0.67%	0.48%	0.73%	0.49%	0.74%	0.48%	0.73%

g)	Distribution Plan for Class IB shares — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on August 5, 2009, the Board of Directors approved the continued temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB through February 28, 2010. This will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

For the six-month period ended June 30, 2009, HL Advisors has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s earnings from falling below the level of its expenses.

5.	Investment Transactions:

For the six-month period ended June 30, 2009, the Fund’s costs of purchases and sales of securities for the Fund were $21,762,699 and $22,556,945, respectively.

   10

6.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of the guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009 and again on March 31, 2009 extended the Program until September 19, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the program will continue to be borne by the Fund.

7.	Money Market HLS Fund Support Agreement:

The Money Market HLS Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of June 30, 2009 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA entered into an amendment that permitted the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualified as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment required that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund. As of June 30, 2009, the actual escrow balance is $1,585.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the six-month period ended June 30, 2009, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of June 30, 2009, the fair value of the CSA was zero, as noted in the Schedule of Investments.

   11

Hartford Money Market HLS Fund

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$1.00	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.00	0.02	%(e)	$3,723,023	0.48	%(f)	0.41	%(f)	0.04	%(f)	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	—	(e)	682,144	0.56	(f)	0.44	(f)	0.00	(f)	—%
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47		0.42		2.01		N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72		0.67		1.80		—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Not annualized.
(f)	Annualized.

   12

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   13

Hartford Series Fund, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

   14

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   15

Hartford Money Market HLS Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Class IA	$1,000.00	$1,000.20	$2.03	$1,000.00	$1022.76	$2.05	0.41%	181	365
Class IB	$1,000.00	$1,000.00	$2.18	$1,000.00	$1022.61	$2.20	0.44%	181	365

   16

Hartford Series Fund, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.
Average Annual Returns(2,3) (as of 6/30/09)

	1 Year	5 Year	10 Year

Index IA	-26.30%	-2.52%	-2.58%

Index IB	-26.50%	-2.76%	-2.81%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-l fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?
The Class IA shares of the Hartford Index HLS Fund returned 3.09% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P 500 Index, which returned 3.16%, and outperforming the Lipper S&P 500 Index VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 3.06%.
Why did the Fund perform this way?
By design, the Fund is managed to mimic the performance of the S&P 500 Index. The performance of the Fund only marginally differed from that of the benchmark for the six-month period. Sources of return variance include trading costs, cash exposure in volatile markets, and the lack of exposure to The Hartford Financial Services Group (HIG) in the portfolio. The Fund did not own shares of HIG which underperformed relative to the index. Because of internal Hartford Investment Management Company (HIMCO) requirements, the Fund does not purchase stock of HIMCO’s parent, HIG. This exposure is reallocated across the Life/Health Insurance and Property/Casualty Insurance and Multi-line Insurance industries.
After a disappointing index return in the first quarter, the markets rallied from early March through the end of the second quarter. Four of the ten sectors in the benchmark had positive returns over this period. The Information Technology sector led the way; it was up 25.1% during the first half of 2009. The Materials sector was up 13.2% followed by Consumer Discretionary which gained 8.5% over the same period. Sectors that detracted from benchmark returns include Industrials which dropped 6.3%, Telecom Services which fell 3.9%, and Financials which slipped by 3.0% for the six month period.
Looking at individual stocks within the benchmark, the following three constituents led the way, pulling the index return into positive territory by the end of the second quarter. XL Capital (Financials) was up the most returning 221.3%. Ford Motors (Consumer Discretionary) had a strong return in April, bringing the return for the first half of the year to 165.1%. Sprint-Nextel (Telecom Services) was up 162.8% rounding out the top three performers as of June 30, 2009. The lowest-performing stock in the benchmark through the end of the second quarter was General Motors (Consumer Discretionary) which was taken over by the United States government in an effort to save the U.S. auto icon. Two other stocks on the

1

negative side were Marshall & Ilsley (Financials), which fell 64.7% and Citigroup (Financials), which dropped 55.6% and was also a recipient of U.S. government aid.
What is the outlook?
The impressive rally that began in March and continued through the second quarter has slowed. While we were impressed by the rally’s magnitude, we were not impressed by the quality of the companies that led this rally, or by the aggregate fundamentals of the market. We believe that there will be a rotation for the second half of the year. Strong fundamentals will matter in driving both market leadership and the overall market.
We are skeptical that the market will advance substantially, absent a concurrent significant improvement in fundamentals and most expectations are that meaningful improvement in fundamentals will not occur until the fourth quarter. The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the Index.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.5%

Banks	2.8

Capital Goods	6.9

Commercial & Professional Services	0.7

Consumer Durables & Apparel	1.0

Consumer Services	1.7

Diversified Financials	7.3

Energy	12.3

Food & Staples Retailing	3.0

Food, Beverage & Tobacco	6.0

Health Care Equipment & Services	4.1

Household & Personal Products	2.8

Insurance	2.3

Materials	3.2

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	9.5

Real Estate	1.0

Retailing	3.2

Semiconductors & Semiconductor Equipment	2.5

Software & Services	7.0

Technology Hardware & Equipment	8.7

Telecommunication Services	3.5

Transportation	2.0

Utilities	4.0

Short-Term Investments	1.5

Other Assets and Liabilities	—

Total	100.0%

2

Hartford Index HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.5%
	Automobiles & Components — 0.5%
330	Ford Motor Co. (D)	$2,004
25	Goodyear Tire & Rubber Co. (D)	279
24	Harley-Davidson, Inc.	390
61	Johnson Controls, Inc.	1,325

		3,998

	Banks — 2.8%
66	BB&T Corp.	1,458
16	Comerica, Inc.	328
75	Fifth Third Bankcorp	535
22	First Horizon National Corp.	264
53	Hudson City Bancorp, Inc.	710
56	Huntington Bancshares, Inc.	233
73	Keycorp	381
8	M&T Bank Corp.	426
36	Marshall & Ilsley Corp.	174
36	People’s United Financial, Inc.	537
47	PNC Financial Services Group, Inc.	1,833
119	Regions Financial Corp.	479
48	SunTrust Banks, Inc.	785
195	US Bancorp	3,489
478	Wells Fargo & Co.	11,591
12	Zion Bancorp	137

		23,360

	Capital Goods — 6.9%
71	3M Co.	4,282
75	Boeing Co.	3,166
62	Caterpillar, Inc.	2,038
17	Cooper Industries Ltd.	531
21	Cummins, Inc.	727
26	Danaher Corp.	1,613
43	Deere & Co.	1,733
19	Dover Corp.	632
17	Eaton Corp.	758
77	Emerson Electric Co.	2,499
13	Fastenal Co.	441
6	Flowserve Corp.	398
18	Fluor Corp.	945
40	General Dynamics Corp.	2,191
1,087	General Electric Co.	12,734
13	Goodrich Corp.	634
76	Honeywell International, Inc.	2,396
39	Illinois Tool Works, Inc.	1,473
19	ITT Corp.	830
13	Jacobs Engineering Group, Inc. (D)	532
12	L-3 Communications Holdings, Inc.	831
34	Lockheed Martin Corp.	2,705
13	Manitowoc Co., Inc.	70
37	Masco Corp.	353
33	Northrop Grumman Corp.	1,514
37	PACCAR, Inc.	1,211
12	Pall Corp.	321
16	Parker-Hannifin Corp.	708
14	Precision Castparts Corp.	1,050
20	Quanta Services, Inc. (D)	463
40	Raytheon Co.	1,795
15	Rockwell Automation, Inc.	466
16	Rockwell Collins, Inc.	677
28	Textron, Inc.	267
97	United Technologies Corp.	5,020
6	W.W. Grainger, Inc.	525

		58,529

	Commercial & Professional Services — 0.7%
12	Avery Dennison Corp.	296
13	Cintas Corp.	308
6	Dun & Bradstreet Corp.	447
13	Equifax, Inc. (D)	338
19	Iron Mountain, Inc. (D)	532
13	Monster Worldwide, Inc. (D)	153
21	Pitney Bowes, Inc.	464
21	R.R. Donnelley & Sons Co.	245
33	Republic Services, Inc.	806
16	Robert Half International, Inc.	371
9	Stericycle, Inc. (D)	448
50	Waste Management, Inc.	1,421

		5,829

	Consumer Durables & Apparel — 1.0%
6	Black & Decker Corp.	177
13	Centex Corp.	108
33	Coach, Inc.	875
28	D.R. Horton, Inc.	265
28	Eastman Kodak Co.	82
15	Fortune Brands, Inc.	535
7	Harman International Industries, Inc.	133
13	Hasbro, Inc.	309
8	KB Home	103
16	Leggett & Platt, Inc.	245
15	Lennar Corp.	141
37	Mattel, Inc.	590
29	Newell Rubbermaid, Inc.	297
40	NIKE, Inc. Class B	2,061
6	Polo Ralph Lauren Corp.	311
22	Pulte Homes, Inc.	195
6	Snap-On, Inc.	171
8	Stanley Works	273
9	V.F. Corp.	501
8	Whirlpool Corp.	323

		7,695

	Consumer Services — 1.7%
11	Apollo Group, Inc. Class A (D)	789
45	Carnival Corp.	1,158
14	Darden Restaurants, Inc.	462
6	DeVry, Inc.	315
35	H & R Block, Inc.	600
30	International Game Technology	483
30	Marriott International, Inc. Class A	672
113	McDonald’s Corp.	6,507
76	Starbucks Corp. (D)	1,049
19	Starwood Hotels & Resorts	426
18	Wyndham Worldwide Corp.	221
7	Wynn Resorts Ltd. (D)	244
47	Yum! Brands, Inc.	1,579

		14,505

	Diversified Financials — 7.3%
122	American Express Co.	2,831
26	Ameriprise Financial, Inc.	635
830	Bank of America Corp.	10,954
123	Bank of New York Mellon Corp.	3,595
46	Capital One Financial Corp.	1,015
96	Charles Schwab Corp.	1,690
40	CIT Group, Inc.	86
566	Citigroup, Inc.	1,680
7	CME Group, Inc.	2,107
49	Discover Financial Services, Inc.	506
103	E*Trade Financial Corp. (D)	132

The accompanying notes are an integral part of these financial statements.

   3

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Diversified Financials — (continued)
9	Federated Investors, Inc.	$221
16	Franklin Resources, Inc.	1,116
52	Goldman Sachs Group, Inc.	7,622
8	IntercontinentalExchange, Inc. (D)	859
42	Invesco Ltd.	752
17	Janus Capital Group, Inc.	189
400	JP Morgan Chase & Co.	13,654
15	Legg Mason, Inc.	358
19	Leucadia National Corp.	393
20	Moody’s Corp.	516
139	Morgan Stanley	3,954
14	Nasdaq OMX Group, Inc. (D)	300
25	Northern Trust Corp.	1,327
27	NYSE Euronext	727
48	SLM Corp. (D)	492
51	State Street Corp.	2,391
26	T. Rowe Price Group, Inc.	1,093

		61,195

	Energy — 12.3%
51	Anadarko Petroleum Corp.	2,326
34	Apache Corp.	2,478
32	Baker Hughes, Inc.	1,158
30	BJ Services Co.	408
11	Cabot Oil & Gas Corp.	325
22	Cameron International Corp. (D)	629
58	Chesapeake Energy Corp.	1,148
206	Chevron Corp.	13,624
152	ConocoPhillips Holding Co.	6,392
19	Consol Energy, Inc.	630
26	Denbury Resources, Inc. (D)	376
46	Devon Energy Corp.	2,484
7	Diamond Offshore Drilling, Inc.	590
72	El Paso Corp.	664
15	ENSCO International, Inc.	508
26	EOG Resources, Inc.	1,746
501	Exxon Mobil Corp.	35,000
13	FMC Technologies, Inc. (D)	477
92	Halliburton Co.	1,905
29	Hess Corp.	1,569
73	Marathon Oil Corp.	2,188
9	Massey Energy Co.	172
20	Murphy Oil Corp.	1,062
29	Nabors Industries Ltd. (D)	452
43	National Oilwell Varco, Inc. (D)	1,400
18	Noble Energy, Inc.	1,048
83	Occidental Petroleum Corp.	5,476
27	Peabody Energy Corp.	827
12	Pioneer Natural Resources Co.	298
16	Range Resources Corp.	667
12	Rowan Companies, Inc.	224
123	Schlumberger Ltd.	6,644
22	Smith International, Inc.	579
35	Southwestern Energy Co. (D)	1,371
66	Spectra Energy Corp.	1,119
12	Sunoco, Inc.	278
14	Tesoro Corp.	181
57	Valero Energy Corp.	963
60	Williams Cos., Inc.	929
59	XTO Energy, Inc.	2,269

		102,584

	Food & Staples Retailing — 3.0%
45	Costco Wholesale Corp.	2,034
149	CVS/Caremark Corp.	4,762
67	Kroger Co.	1,475
44	Safeway, Inc.	890
22	Supervalu, Inc.	281
61	Sysco Corp.	1,361
102	Walgreen Co.	2,991
229	Wal-Mart Stores, Inc.	11,093
14	Whole Foods Market, Inc.	274

		25,161

	Food, Beverage & Tobacco — 6.0%
212	Altria Group, Inc.	3,478
66	Archer Daniels Midland Co.	1,763
10	Brown-Forman Corp.	432
20	Campbell Soup Co.	602
204	Coca-Cola Co.	9,803
33	Coca-Cola Enterprises, Inc.	542
46	ConAgra Foods, Inc.	875
20	Constellation Brands, Inc. Class A (D)	255
18	Dean Foods Co. (D)	349
26	Dr Pepper Snapple Group (D)	551
34	General Mills, Inc.	1,888
32	H.J. Heinz Co.	1,152
17	Hershey Co.	613
7	Hormel Foods Corp.	249
12	J.M. Smucker Co.	594
26	Kellogg Co.	1,209
151	Kraft Foods, Inc.	3,830
17	Lorillard, Inc.	1,169
13	McCormick & Co., Inc.	434
15	Molson Coors Brewing Co.	648
14	Pepsi Bottling Group, Inc.	473
160	PepsiCo, Inc.	8,780
201	Philip Morris International, Inc.	8,780
17	Reynolds American, Inc.	672
71	Sara Lee Corp.	697
31	Tyson Foods, Inc. Class A	391

		50,229

	Health Care Equipment & Services — 4.1%
46	Aetna, Inc.	1,148
31	Amerisource Bergen Corp.	550
10	Bard (C.R.), Inc.	759
62	Baxter International, Inc.	3,287
25	Becton, Dickinson & Co.	1,751
155	Boston Scientific Corp. (D)	1,567
37	Cardinal Health, Inc.	1,128
28	CIGNA Corp.	675
15	Coventry Health Care, Inc. (D)	284
11	DaVita, Inc. (D)	524
15	Dentsply International, Inc.	464
28	Express Scripts, Inc. (D)	1,912
16	Hospira, Inc. (D)	635
17	Humana, Inc. (D)	560
19	IMS Health, Inc.	237
4	Intuitive Surgical, Inc. (D)	638
11	Laboratory Corp. of America Holdings (D)	754
28	McKesson Corp.	1,225
50	Medco Health Solutions, Inc. (D)	2,260
115	Medtronic, Inc.	4,002
9	Patterson Cos., Inc. (D)	204
15	Quest Diagnostics, Inc.	869
36	St. Jude Medical, Inc. (D)	1,462
24	Stryker Corp.	972

The accompanying notes are an integral part of these financial statements.

   4

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Health Care Equipment & Services — (continued)
43	Tenet Healthcare Corp. (D)	$121
122	UnitedHealth Group, Inc.	3,050
13	Varian Medical Systems, Inc. (D)	452
50	Wellpoint, Inc. (D)	2,531
22	Zimmer Holdings, Inc. (D)	942

		34,963

	Household & Personal Products — 2.8%
44	Avon Products, Inc.	1,130
14	Clorox Co.	796
51	Colgate-Palmolive Co.	3,623
12	Estee Lauder Co., Inc.	387
43	Kimberly-Clark Corp.	2,231
299	Procter & Gamble Co.	15,285

		23,452

	Insurance — 2.3%
49	Aflac, Inc.	1,529
56	Allstate Corp.	1,371
282	American International Group, Inc.	327
28	AON Corp.	1,076
12	Assurant, Inc.	298
37	Chubb Corp.	1,472
17	Cincinnati Financial Corp.	382
45	Genworth Financial, Inc.	317
31	Lincoln National Corp.	536
38	Loews Corp.	1,038
54	Marsh & McLennan Cos., Inc.	1,078
18	MBIA, Inc. (D)	78
86	Metlife, Inc.	2,585
33	Principal Financial Group, Inc.	616
71	Progressive Corp.	1,078
49	Prudential Financial, Inc.	1,813
9	Torchmark Corp.	321
61	Travelers Cos., Inc.	2,518
35	Unum Group	553
36	XL Capital Ltd. Class A	411

		19,397

	Materials — 3.2%
22	Air Products and Chemicals, Inc.	1,392
11	AK Steel Holding Corp.	215
100	Alcoa, Inc.	1,032
10	Allegheny Technologies, Inc.	352
10	Ball Corp.	435
10	Bemis Co., Inc.	259
5	CF Industries Holdings, Inc.	371
110	Dow Chemical Co.	1,782
93	E.I. DuPont de Nemours & Co.	2,376
7	Eastman Chemical Co.	282
17	Ecolab, Inc.	671
42	Freeport-McMoRan Copper & Gold, Inc.	2,119
8	International Flavors & Fragrances, Inc.	265
44	International Paper Co.	671
18	MeadWestvaco Corp.	288
56	Monsanto Co.	4,160
50	Newmont Mining Corp.	2,054
32	Nucor Corp.	1,434
17	Owens-Illinois, Inc. (D)	485
14	Pactiv Corp. (D)	294
17	PPG Industries, Inc.	742
32	Praxair, Inc.	2,242
16	Sealed Air Corp.	300
13	Sigma-Aldrich Corp.	621
9	Titanium Metals Corp.	81
15	United States Steel Corp.	526
12	Vulcan Materials Co.	537
22	Weyerhaeuser Co.	659

		26,645

	Media — 2.5%
70	CBS Corp. Class B	482
296	Comcast Corp. Class A	4,287
54	DirecTV Group, Inc. (D)	1,328
24	Gannett Co., Inc.	85
49	Interpublic Group of Cos., Inc. (D)	248
32	McGraw-Hill Cos., Inc.	973
4	Meredith Corp.	95
12	New York Times Co. Class A	66
236	News Corp. Class A	2,150
32	Omnicom Group, Inc.	1,009
9	Scripps Networks Interactive Class A	257
36	Time Warner Cable, Inc.	1,145
123	Time Warner, Inc.	3,092
62	Viacom, Inc. Class B (D)	1,413
191	Walt Disney Co.	4,445
1	Washington Post Co. Class B	229

		21,304

	Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
159	Abbott Laboratories	7,458
32	Allergan, Inc.	1,502
104	Amgen, Inc. (D)	5,501
30	Biogen Idec, Inc. (D)	1,335
203	Bristol-Myers Squibb Co.	4,128
47	Celgene Corp. (D)	2,260
8	Cephalon, Inc. (D)	431
104	Eli Lilly & Co.	3,594
31	Forest Laboratories, Inc. (D)	776
28	Genzyme Corp. (D)	1,543
93	Gilead Sciences, Inc. (D)	4,357
283	Johnson & Johnson	16,061
25	King Pharmaceuticals, Inc. (D)	245
18	Life Technologies Corp. (D)	749
216	Merck & Co., Inc.	6,051
6	Millipore Corp. (D)	402
31	Mylan, Inc. (D)	409
12	PerkinElmer, Inc.	208
692	Pfizer, Inc.	10,385
167	Schering-Plough Corp.	4,198
43	Thermo Fisher Scientific, Inc. (D)	1,751
10	Waters Corp. (D)	511
11	Watson Pharmaceuticals, Inc. (D)	363
137	Wyeth	6,210

		80,428

	Real Estate — 1.0%
12	Apartment Investment & Management Co.	106
8	Avalonbay Communities, Inc.	458
14	Boston Properties, Inc.	678
24	CB Richard Ellis Group, Inc. Class A (D)	227
28	Equity Residential Properties Trust	626
28	HCP, Inc.	593
11	Health Care, Inc.	389
62	Host Hotels & Resorts, Inc.	518
33	Kimco Realty Corp.	334
17	Plum Creek Timber Co., Inc.	497
45	ProLogis	366
13	Public Storage	840

The accompanying notes are an integral part of these financial statements.

   5

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Real Estate — (continued)
28	Simon Property Group, Inc.	$1,455
16	Ventas, Inc.	481
16	Vornado Realty Trust	734

		8,302

	Retailing — 3.2%
9	Abercrombie & Fitch Co. Class A	230
33	Amazon.com, Inc. (D)	2,766
11	AutoNation, Inc. (D)	193
4	AutoZone, Inc. (D)	553
27	Bed Bath & Beyond, Inc. (D)	818
35	Best Buy Co., Inc.	1,172
8	Big Lots, Inc. (D)	178
22	Expedia, Inc. (D)	326
14	Family Dollar Stores, Inc.	406
17	GameStop Corp. Class A (D)	371
47	Gap, Inc.	775
16	Genuine Parts Co.	550
174	Home Depot, Inc.	4,114
23	J.C. Penney Co., Inc.	655
31	Kohl’s Corp. (D)	1,338
28	Limited Brands, Inc.	332
151	Lowe’s Co., Inc.	2,940
43	Macy’s, Inc.	508
16	Nordstrom, Inc.	327
28	Office Depot, Inc. (D)	129
14	O’Reilly Automotive, Inc. (D)	529
13	RadioShack Corp.	179
6	Sears Holdings Corp. (D)	370
10	Sherwin-Williams Co.	541
73	Staples, Inc.	1,482
77	Target Corp.	3,045
13	Tiffany & Co.	322
42	TJX Cos., Inc.	1,336

		26,485

	Semiconductors & Semiconductor Equipment — 2.5%
58	Advanced Micro Devices, Inc. (D)	223
30	Altera Corp.	490
30	Analog Devices, Inc.	741
137	Applied Materials, Inc.	1,501
44	Broadcom Corp. Class A (D)	1,088
573	Intel Corp.	9,484
17	KLA-Tencor Corp.	441
23	Linear Technology Corp.	533
66	LSI Corp. (D)	303
23	MEMC Electronic Materials, Inc. (D)	409
19	Microchip Technology, Inc.	422
87	Micron Technology, Inc. (D)	440
20	National Semiconductor Corp.	251
10	Novellus Systems, Inc. (D)	166
56	NVIDIA Corp. (D)	633
18	Teradyne, Inc. (D)	122
131	Texas Instruments, Inc.	2,784
28	Xilinx, Inc.	578

		20,609

	Software & Services — 7.0%
54	Adobe Systems, Inc. (D)	1,520
10	Affiliated Computer Services, Inc. Class A (D)	446
18	Akamai Technologies, Inc. (D)	340
23	Autodesk, Inc. (D)	445
51	Automatic Data Processing, Inc.	1,825
19	BMC Software, Inc. (D)	642
40	CA, Inc.	706
19	Citrix Systems, Inc. (D)	592
30	Cognizant Technology Solutions Corp. (D)	799
16	Computer Sciences Corp. (D)	690
25	Compuware Corp. (D)	170
13	Convergys Corp. (D)	117
111	eBay, Inc. (D)	1,900
33	Electronic Arts, Inc. (D)	721
20	Fidelity National Information Services, Inc.	391
16	Fiserv, Inc. (D)	730
25	Google, Inc. (D)	10,402
33	Intuit, Inc. (D)	933
7	Mastercard, Inc.	1,238
16	McAfee, Inc. (D)	671
785	Microsoft Corp.	18,667
35	Novell, Inc. (D)	160
389	Oracle Corp.	8,324
33	Paychex, Inc.	829
11	Salesforce.com, Inc. (D)	416
84	Symantec Corp. (D)	1,305
20	Total System Services, Inc.	271
20	VeriSign, Inc. (D)	366
72	Western Union Co.	1,180
143	Yahoo!, Inc. (D)	2,241

		59,037

	Technology Hardware & Equipment — 8.7%
35	Agilent Technologies, Inc. (D)	716
18	Amphenol Corp. Class A	557
92	Apple, Inc. (D)	13,041
9	Ciena Corp. (D)	96
592	Cisco Systems, Inc. (D)	11,031
159	Corning, Inc.	2,560
178	Dell, Inc. (D)	2,450
207	EMC Corp. (D)	2,706
15	FLIR Systems, Inc. (D)	347
14	Harris Corp.	386
245	Hewlett-Packard Co.	9,463
136	IBM Corp.	14,154
22	Jabil Circuit, Inc.	163
23	JDS Uniphase Corp. (D)	129
54	Juniper Networks, Inc. (D)	1,267
8	Lexmark International, Inc. ADR (D)	127
14	Molex, Inc.	221
235	Motorola, Inc.	1,559
34	NetApp, Inc. (D)	669
12	QLogic Corp. (D)	155
170	Qualcomm, Inc.	7,677
23	SanDisk Corp. (D)	343
77	Sun Microsystems, Inc. (D)	706
41	Tellabs, Inc. (D)	233
18	Teradata Corp. (D)	416
23	Western Digital Corp. (D)	604
89	Xerox Corp.	575

		72,351

	Telecommunication Services — 3.5%
41	American Tower Corp. Class A (D)	1,285
605	AT&T, Inc.	15,037
10	CenturyTel, Inc.	318
15	Embarq Corp.	615
32	Frontier Communications Corp.	228
26	MetroPCS Communications, Inc. (D)	346
152	Qwest Communications International, Inc.	630
295	Sprint Nextel Corp. (D)	1,418

The accompanying notes are an integral part of these financial statements.

   6

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	Telecommunication Services — (continued)
295	Sprint Nextel Corp. (D)		$1,418
291	Verizon Communications, Inc.		8,955
45	Windstream Corp.		375

			29,207

	Transportation — 2.0%
29	Burlington Northern Santa Fe Corp.		2,099
17	C.H. Robinson Worldwide, Inc.		908
40	CSX Corp.		1,392
22	Expeditors International of Washington, Inc.		727
32	FedEx Corp.		1,779
38	Norfolk Southern Corp.		1,417
6	Ryder System, Inc.		159
76	Southwest Airlines Co.		511
52	Union Pacific Corp.		2,693
102	United Parcel Service, Inc. Class B		5,106

			16,791

	Utilities — 4.0%
68	AES Corp. (D)		794
17	Allegheny Energy, Inc.		447
22	Ameren Corp.		547
49	American Electric Power Co., Inc.		1,414
36	CenterPoint Energy, Inc.		397
23	CMS Energy Corp.		281
28	Consolidated Edison, Inc.		1,053
20	Constellation Energy Group, Inc.		543
61	Dominion Resources, Inc.		2,023
17	DTE Energy Co.		538
132	Duke Energy Corp.		1,927
52	Dynegy Holdings, Inc. (D)		118
33	Edison International		1,053
20	Entergy Corp.		1,560
13	EQT Corp.		468
68	Exelon Corp.		3,463
31	FirstEnergy Corp.		1,214
42	FPL Group, Inc.		2,398
8	Integrys Energy Group, Inc.		235
5	Nicor, Inc.		159
28	NiSource, Inc.		328
18	Northeast Utilities		401
23	Pepco Holdings, Inc.		304
38	PG&E Corp.		1,453
10	Pinnacle West Capital Corp.		314
39	PPL Corp.		1,271
29	Progress Energy, Inc.		1,081
52	Public Service Enterprise Group, Inc.		1,696
18	Questar Corp.		556
13	SCANA Corp.		406
25	Sempra Energy		1,243
80	Southern Co.		2,502
22	TECO Energy, Inc.		260
12	Wisconsin Energy Corp.		488
47	Xcel Energy, Inc.		860

			33,795

	Total common stocks (cost $1,037,285)		$825,851

	Total long-term investments (cost $1,037,285)		$825,851

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.5%
	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $8,260, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $8,403)
$8,260	0.01%, 6/30/2009		$8,260
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,550, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,577)
1,550	0.01%, 6/30/2009		1,550

			9,810

	U.S. Treasury Bills — 0.3%
2,900	0.18%, 7/16/2009 (S)(M)		2,900

	Total short-term investments (cost $12,710)		$12,710

	Total investments (cost $1,049,995) (C)	100.0%	$838,561
	Other assets and liabilities	—%	(69)

	Total net assets	100.0%	$838,492

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,074,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$132,761
Unrealized Depreciation	(368,749)

Net Unrealized Depreciation	$(235,988)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	55	Long	Sep 2009	$(271)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   7

Hartford Index HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$825,851	$825,851	$—	$—
Short-Term Investments	12,710	—	12,710	—

Total	$838,561	$825,851	$12,710	$—

Liabilities:
Other Financial Instruments (Q)	$271	$271	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   8

Hartford Index HLS Fund

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at value @	$838,561
Receivables:
Investment securities sold	685
Fund shares sold	226
Dividends and interest	1,135
Variation margin	4
Other assets	15

Total assets	840,626

Liabilities:
Payables:
Investment securities purchased	1,437
Fund shares redeemed	492
Variation margin	87
Investment management fees	12
Administrative services fee	23
Distribution fees	5
Accrued expenses	78

Total liabilities	2,134

Net assets	$838,492

Summary of Net Assets:
Capital stock and paid-in-capital	$1,090,131
Accumulated undistributed net investment income	10,318
Accumulated net realized loss on investments and foreign currency transactions	(50,252)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(211,705)

Net assets	$838,492

Shares authorized	4,000,000

Par value	$0.001

Class IA: Net asset value per share	$19.33

Shares outstanding	36,347

Net assets	$702,685

Class IB: Net asset value per share	$19.24

Shares outstanding	7,059

Net assets	$135,807

@ Cost of securities	$1,049,995

The accompanying notes are an integral part of these financial statements.

   9

Hartford Index HLS Fund

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10,350
Interest	16

Total investment income, net	10,366

Expenses:
Investment management fees	391
Administrative services fees	782
Distribution fees — Class IB	158
Custodian fees	13
Accounting services	39
Board of Directors’ fees	11
Audit fees	11
Other expenses	85

Total expenses	1,490

Net investment income	8,876

Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments	(18,453)
Net realized gain on futures	1,537

Net Realized Loss on Investments and Other Financial Instruments	(16,916)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	28,818
Net unrealized depreciation of futures	(451)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	28,367

Net Gain on Investments	11,451

Net Increase in Net Assets Resulting from Operations	$20,327

The accompanying notes are an integral part of these financial statements.

   10

Hartford Index HLS Fund

Statements of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month
	Period Ended	For the
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations:
Net investment income	$8,876	$25,142
Net realized loss on investments and futures contracts	(16,916)	(1,579)
Net unrealized appreciation (depreciation) of investments and futures contracts	28,367	(576,370)

Net increase (decrease) in net assets resulting from operations	20,327	(552,807)

Distributions to Shareholders:
From net investment income
Class IA	—	(21,266)
Class IB	—	(3,640)
From net realized gain on investments
Class IA	—	(24,970)
Class IB	—	(4,911)

Total distributions	—	(54,787)

Capital Share Transactions:
Class IA
Sold	58,065	82,038
Issued on reinvestment of distributions	—	46,236
Redeemed	(90,461)	(292,603)

Total capital share transactions	(32,396)	(164,329)

Class IB
Sold	13,175	41,948
Issued on reinvestment of distributions	—	8,551
Redeemed	(18,709)	(85,275)

Total capital share transactions	(5,534)	(34,776)

Net decrease from capital share transactions	(37,930)	(199,105)

Net decrease in net assets	(17,603)	(806,699)

Net Assets:
Beginning of period	856,095	1,662,794

End of period	$838,492	$856,095

Accumulated undistributed net investment income	$10,318	$1,442

Shares:
Class IA
Sold	3,323	3,273
Issued on reinvestment of distributions	—	2,143
Redeemed	(5,266)	(11,223)

Total share activity	(1,943)	(5,807)

Class IB
Sold	747	1,603
Issued on reinvestment of distributions	—	394
Redeemed	(1,073)	(3,274)

Total share activity	(326)	(1,277)

The accompanying notes are an integral part of these financial statements.

   11

Hartford Index HLS Fund

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Index HLS Fund serves an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. The Fund may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, one portfolio of which is included in these financial statements (each a “Fund” or together the “Funds”). It is Hartford Index HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distributions and Service Plans. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (ETF’s)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

   12

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, the Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. The Fund had no securities on loan as of June 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc., (“The Hartford”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2009.

g)	Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. As of June 30, 2009, the Fund had no investments in indexed securities.

h)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an

   13

Hartford Index HLS Fund

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Reclassification of Capital Accounts within the Federal Income Tax section of the Notes to Financial Statements).

i)	Illiquid and Restricted Securities — The Fund is permitted to invest up to 15% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no investments in illiquid or restricted securities as of June 30, 2009.

j)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of June 30, 2009, the Fund had no outstanding when-issued or delayed delivery securities.

k)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value. During the six-month period ended June 30, 2009, the Fund held no Level 3 securities.

Refer to the valuation hierarchy levels summary found following the Schedule of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional

   14

disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the valuation of the Fund’s investments. The additional disclosures required of this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

m)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.

Fair Value of Derivative Instruments as of June 30, 2009:

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location

Equity contracts		Summary of Net Assets — Unrealized depreciation	$271

The volume of the derivatives that are presented above in Derivative Instruments tables is consistent with derivative activity during the six-month period ended June 30, 2009.

Realized Gain/Loss and change in Unrealized Appreciation (Depreciation) on Derivative Investments for the six-month period ended June 30, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$1,537	$—	$—	$1,537

Total	$—	$—	$1,537	$—	$—	$1,537

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Equity contracts	$—	$—	$(451)	$—	$—	$(451)

Total	$—	$—	$(451)	$—	$—	$(451)

n)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

o)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Fund is subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategies and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2009.

   15

Hartford Index HLS Fund

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Fund had no transactions involving written options contracts for the six-month period ended June 30, 2009.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term			Long-Term
	Ordinary	Capital	Tax return	Ordinary	Capital	Tax return
	Income	Gains (a)	of capital	Income	Gains (a)	of capital

Hartford Index HLS Fund	$25,681	$29,106	$—	$29,201	$93,161	$—

(a)	The Fund designates these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses	(Depreciation)@	(Deficit)

Hartford Index HLS Fund	$1,441	$212	$(8,862)	$(264,757)	$(271,966)

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassifications in its capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Index HLS Fund	$111	$(113)	$2

   16

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the Fund had no capital loss carryforwards for U.S. federal income tax purposes.

As of December 31, 2008, the Fund elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Index HLS Fund	$—	$8,862

f) Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions.

5.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Fund.

HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Index HLS Fund in accordance with the Fund’s investment objectives and policies.

The Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedule below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Rate

On first $2 billion	0.30%
On next $3 billion	0.20%
On next $5 billion	0.18%
Over $10 billion	0.17%

c) Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation on the Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rate of compensation paid to HLIC is as follows:

Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Fund’s Chief Compliance Officer’s salary was paid by the Funds in the amount of $2. The fees are accrued daily and paid monthly.

e)	Operating Expenses — Allocable expenses incurred by the Fund are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

f)	Fees Paid Indirectly — The Fund has entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2009, these amounts are included in the Statement of Operations.

   17

Hartford Index HLS Fund

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

For the
	Six-Month		For the		For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Index HLS Fund	0.34%	0.59%	0.32%	0.57%	0.33%	0.58%	0.33%	0.58%	0.42%	0.67%	0.44%	0.69%

g)	Distribution Plan for Class IB shares — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

h)	Payment from Affiliate — The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contract owners.

The total return in the financial highlights includes the impact of the payment from affiliates. Had the payment from affiliate for unrestricted transfers been excluded, the impact on total return for the year ended December 31, 2006, would have been 0.01% for Class IA and IB.

6.	Investment Transactions:

For the six-month period ended June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding	Excluding
	U.S. Government	U.S. Government
	Obligations	Obligations

Hartford Index HLS Fund	$19,364	$35,991

7.	Line of Credit:

The Fund participates in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

   18

Hartford Index HLS Fund

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Index HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$18.75	$0.21	$—	$0.37	$0.58	$—	$—	$—	$—	$0.58	$19.33	3.09	%(e)	$702,685	0.34	%(f)	0.34	%(f)	2.31	%(f)	3%
Class IB	18.69	0.19	—	0.36	0.55	—	—	—	—	0.55	19.24	2.94	(e)	135,807	0.59	(f)	0.59	(f)	2.06	(f)	—
For the Year Ended December 31, 2008
Class IA	31.54	0.59	—	(12.16)	(11.57)	(0.58)	(0.64)	—	(1.22)	(12.79)	18.75	(37.11)		718,081	0.32		0.32		2.02		4
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)		138,014	0.57		0.57		1.77		—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33		0.33		1.61		4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58		0.58		1.36		—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(g)	1,598,176	0.42		0.33		1.60		4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(g)	276,850	0.67		0.58		1.36		—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50		1,701,424	0.42		0.42		1.46		5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67		0.67		1.21		—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39		1,973,470	0.44		0.44		1.60		5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12		252,959	0.69		0.69		1.35		—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Not annualized.
(f)	Annualized.
(g)	Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

   19

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   20

Hartford Series Fund, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

   21

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   22

Hartford Index HLS Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Hartford Index HLS Fund
Class IA	$1,000.00	$1,029.83	$1.71	$1,000.00	$1022.08	$1.70	0.34%	181	365
Class IB	$1,000.00	$1,029.41	$2.96	$1,000.00	$1021.86	$2.95	0.59%	181	365

   23

Hartford Series Fund, Inc. Semi-Annual Report June 30, 2009

• Manager Discussions
• Financials

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital Government/Credit Bond Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks maximum long-term total return.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Advisers IA	-17.20%	-0.55%	-0.16%

Advisers IB	-17.41%	-0.80%	-0.39%

Barclays Capital Government /Credit Bond Index	5.26%	4.80%	5.95%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Advisers Fund returned 9.60%, for the six-month period ended June 30, 2009, versus the returns of 3.16% for the S&P 500 Index, 0.55% for the Barclays Capital Government/Credit Bond Index and 5.94% for the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead year-to-date at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Federal government stimulus continued with the passing of the $787 billion stimulus package, release of the remaining Troubled Asset Relief Program (TARP) funds, launch and expansion of the Term Asset-Backed Securities Loan Facility (TALF), and introduction of the Public-Private Investment Program (PPIP). Financial institutions regained access to unsecured credit and equity markets and raised capital following positive earnings surprises in the banking sector and better-than-anticipated stress test results. The improvement in risk appetite, combined with growing concerns over the supply

1

of debt necessary to finance the myriad of government programs, drove Treasury yields higher during the period.
Equity markets as measured by the S&P 500 Index returned 3.2% during the period, although returns to sectors within the index varied widely. Information Technology (+25%), Materials (+14%) and Consumer Discretionary (+9%) posted the largest gains. Industrials (-6%), Telecommunication Services (-4%), and Financials (-3%) experienced the largest losses. The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned +0.6% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both outperformed their respective benchmarks. Asset allocation did not meaningfully impact the Fund’s performance during the period, although the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark.
Equity outperformance versus its benchmark was driven by security selection, which was strongest in Energy, Financials, Health Care, and Information Technology. Sector positioning, which is a result of bottom-up security selection, also contributed to relative performance due to overweight exposures to Information Technology and Consumer Discretionary, and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Health Care, Utilities, and Telecommunication Services.
Top contributors to relative performance of the equity portion of the Fund during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Schering-Plough’s share price jumped after the company received a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. Petrol Brasileiros also benefited from the overall improvement in the global economy which led to capital flows back into emerging market companies. The Fund’s holding in Apple (Information Technology) also contributed positively to the equity portion of the Fund’s returns on an absolute (i.e. total return) basis.
Stocks that detracted the most from relative returns during the period were Delta Air Lines (Industrials), Wells Fargo (Financials), and Shionogi (Health Care). Delta Airlines’ shares fell during the period on news of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. Shares of U.S. bank Wells Fargo fell early in the period amid concerns over their acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that they might have to raise additional equity. Japan-based pharmaceutical company Shionogi’s third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower their full year earnings outlook, driving its stock price downward. Not owning IBM (Information Technology), whose shares outperformed as it reported better-than-expected earnings, negatively impacted relative performance. General Electric (Industrials) also detracted from absolute returns.
The fixed income portion of the Fund outperformed its benchmark for the six month period ended June 30, 2009. The Fund’s allocations to agency mortgage-backed securities (MBS), non-agency MBS, and consumer asset-backed securities (ABS), an overweight to the corporate bond sector, and security selection within the corporate bond sector were all additive to relative results. Modestly detracting from performance was the Fund’s allocation to commercial mortgage-backed securities (CMBS). In February and March we exited the Fund’s last remaining CMBS positions. During the six-month period, the initiation and expansion of the Fed’s purchase program for agency MBS led to material spread tightening (i.e. short and long term interest rates moving closer together) and the outperformance of this sector. Improved liquidity and the expansion of TALF/PPIP to include non-agency MBS that were AAA-rated at origination resulted in the outperformance of these assets as well. Consumer ABS, including credit card and auto deals, outperformed as banks took actions to support their credit card trusts and TALF-related demand grew. The Fund’s allocations to these sectors were positive contributors to performance. An overweight to corporate bonds was also additive. In addition the Fund was positioned with an overweight to corporate debt issued by financial institutions, including banks, insurance companies, and REITS. Better-than-expected earnings and stress test results for the banks, the extension of TARP capital to insurance companies, and successful capital raises for financial institutions all led to the outperformance of financial issuers.
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits.

2

In the midst of this uncertainty, we continue to focus our efforts in the equity portion of the Fund on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Energy, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Telecommunication Services, and Materials.
From a fixed income perspective, we believe that signs of a turn in the economy are emerging and that the risks of a severe and prolonged global recession have diminished. Government intervention continues to reduce systemic risk; however, a sluggish housing market and weak employment will remain headwinds. We believe the Fed will maintain its low rate policy and have positioned the Fund with a neutral duration (i.e. a measure of interest-rate sensitivity) posture. Treasury valuations continue to be unattractive and the Fund is positioned with an underweight to the government sector. In the corporate bond market, we believe that default levels implied by pricing are too high and that valuations are attractive. In addition, technical demand trends are also positive. The Fund is positioned with an overweight to the corporate bond sector. Government initiatives continue to focus on the mortgage sector and we maintain a favorable outlook and modest allocation to agency MBS. Lastly, we believe that consumer ABS will be supported by TALF-related demand. The Fund’s exposure consists primarily of senior classes of consumer ABS including credit card and auto deals.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2009, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.3%

Banks	2.4

Capital Goods	5.2

Consumer Cyclical	0.5

Consumer Staples	0.6

Diversified Financials	8.1

Energy	9.9

Finance	9.8

Food & Staples Retailing	2.0

Food, Beverage & Tobacco	3.9

General Obligations	0.3

Health Care	0.5

Health Care Equipment & Services	2.1

Household & Personal Products	0.6

Insurance	0.7

Materials	0.9

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	6.1

Real Estate	0.0

Retailing	4.2

Semiconductors & Semiconductor Equipment	2.2

Services	0.3

Software & Services	4.5

Technology	1.2

Technology Hardware & Equipment	7.0

Telecommunication Services	0.8

Transportation	2.5

U.S. Government Agencies	2.4

U.S. Government Securities	11.2

Utilities	3.0

Short-Term Investments	4.1

Other Assets and Liabilities	0.2

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	1.0%

Common Stocks	66.7

Corporate Bonds: Investment Grade	13.9

Corporate Bonds: Non-Investment Grade	0.1

Municipal Bonds	0.4

U.S. Government Agencies	2.4

U.S. Government Securities	11.2

Warrants	0.0

Short-Term Investments	4.1

Other Assets and Liabilities	0.2

Total	100.0%

3

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Capital Appreciation IA	-30.94%	1.80%	5.26%

Capital Appreciation IB	-31.12%	1.55%	5.02%

Russell 3000 Index	-26.56%	-1.84%	-1.46%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffrey L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 15.49% for the six-month period ended June 30, 2009, outperforming its benchmark, the Russell 3000 Index, which returned 4.19% for the same period. The Fund also outperformed the 6.83% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Broad U.S. equity markets rose slightly during the period, but this overall performance masks two significantly different market environments. From the beginning of November through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through June, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Equity markets as measured by the Russell 3000 Index returned 4.2% during the period, although returns to sectors within the index varied widely. Information Technology (+25%), Materials (+15%), and Consumer Discretionary (+13%) posted the largest gains. Financials (-6%), Industrials (-5%), and Telecommunication Services (-2%) experienced the largest losses.
The Fund outperformed its benchmark primarily due to stock selection. Selection was strongest in Energy, Financials, Consumer Discretionary, and Health Care, and weakest in Industrials, Telecommunication Services, and Utilities. Allocation among sectors, a result of the bottom-up stock selection process, also aided relative (i.e. performance of the Fund as measured against the benchmark) performance, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples.

4

Ford (Consumer Discretionary), Goldman Sachs (Financials), and Schering-Plough (Health Care) were among the top contributors to relative and absolute (i.e. total return) returns. Shares of automobile and truck manufacturer Ford rose as the firm reported sequential sales improvements and as the GM bankruptcy filing was viewed as a positive for the company. Shares in U.S. bank holding company and investment bank Goldman Sachs rose due in part to high levels of new stock offerings for underwriters. Shares of Schering-Plough, a global health care company with pharmaceutical, animal health, and consumer products, jumped after it announced a definitive merger agreement with Merck.
The largest detractors from relative returns were ACE (Financials), Apple (Information Technology), Citigroup (Financials), and Delta Airlines (Industrials). Shares of worldwide property and casualty insurance and reinsurance provider ACE fell on concerns about the impact of various government programs on the firm and falling book value. Being underweight consumer electronics company Apple also detracted from benchmark-relative returns. Apple’s share price rose due to expectations of higher earnings estimates from the new iPhone launch and a lower price point on the existing iPhone. Shares of global financial services firm Citigroup fell as fears mounted that the company would require additional capital from the government. Shares in Delta Airlines fell amid a weak economic environment and lower passenger traffic and revenues. Industrial and financial conglomerate General Electric was also a top detractor from absolute results.
What is the outlook?
It is increasingly clear that the U.S. is in a deep recession, notwithstanding the second quarter’s stock market rally. Unemployment is rising sharply, the housing slowdown continues, and the consumer is contracting. The government is reshaping the financial playing field through actions ranging from stimulus packages to massive loans to impaired private sector companies, all taken with an eye towards thawing frozen credit markets and expanding purchasing power. These moves will help mitigate some of the negative economic pressures, and while the outlook remains uncertain, markets have begun to anticipate a recovery.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have resulted in overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the Health Care, Consumer Discretionary, and Financials sectors and underweight exposures to Consumer Staples, Utilities, and Telecommunication Services relative to the Russell 3000 Index. The Fund’s largest absolute positions were in the Health Care, Information Technology, and Financials sectors.
As of June 30, 2009, Saul Pannell managed approximately 56% of the Fund’s net assets.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	2.9%

Banks	4.0

Capital Goods	7.0

Commercial & Professional Services	0.2

Consumer Durables & Apparel	1.1

Consumer Services	1.2

Diversified Financials	7.5

Energy	12.3

Finance	0.5

Food & Staples Retailing	0.5

Food, Beverage & Tobacco	2.0

Health Care Equipment & Services	6.7

Household & Personal Products	0.5

Insurance	3.8

Materials	5.1

Media	2.7

Other Investment Pools and Funds	0.5

Pharmaceuticals, Biotechnology & Life Sciences	12.6

Real Estate	0.7

Retailing	3.9

Semiconductors & Semiconductor Equipment	1.6

Software & Services	6.8

Technology	0.0

Technology Hardware & Equipment	9.6

Telecommunication Services	1.9

Transportation	1.9

Utilities	0.8

Short-Term Investments	1.8

Other Assets and Liabilities	(0.1)

Total	100.0%

5

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Dividend and Growth IA	-23.75%	0.96%	2.05%

Dividend and Growth IB	-23.94%	0.70%	1.82%

Russell 1000 Value Index	-29.03%	-2.13%	-0.15%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 2.70% for the six-month period ended June 30, 2009, underperforming its benchmark, the S&P 500 Index, which returned 3.16% for the same period. The Fund outperformed the 0.30% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. Overall equity market performance was positive for the period across all market capitalizations. Mid cap stocks (+8.5%) outperformed large caps (+3.2%) and small caps +(2.6%), as represented by the S&P 400 MidCap, S&P 500, and Russell 2000 indices respectively. Four of the ten broad sectors within the S&P 500 Index posted positive returns led by Information Technology (+25%) and Materials (+14%). The worst performing sectors were Industrials (-6%) and Telecommunication Services (-4%).
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due to sector allocation. Specifically, our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the strong-performing Information Technology and Consumer Discretionary sectors and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the weaker performing Energy sector detracted. Favorable stock selection in Health Care, Energy, and Financials, more than offset weaker stock selection in the Information Technology and Telecommunication Services sectors.
Detractors from benchmark-relative performance included Apple (Information Technology), Bank of America (Financials), and Capital One (Financials). Consumer electronics company Apple performed well during the period despite slowing consumer

6

trends. The Fund did not hold shares in the company which hurt relative performance, as did not holding shares in Google and QUALCOMM. Shares of diversified banking company Bank of America fell significantly on weakness in their consumer-oriented loan portfolio and due to difficulties surrounding their acquisition of Merrill Lynch. Capital One, a diversified banking company with credit card, automobile, and commercial lending operations, announced disappointing quarterly results and forecast higher credit losses in 2009. The market for Financials has been difficult, especially for credit card stocks, which faced heightened regulatory scrutiny over rates, fees, and credit lines. We exited our position in Capital One during the period. General Electric (Industrials) was among the top detractors from absolute (i.e. total return) performance.
The Fund’s top contributors to benchmark-relative performance during the period were Schering-Plough (Health Care), Wells Fargo (Financials), and Exxon Mobil (Energy). Pharmaceutical company Schering-Plough benefited from a takeout offer by Merck, driving the share price higher. As shares of U.S. bank Wells Fargo declined throughout late 2008 and early 2009, we were able to purchase the stock at attractive prices. Our underweight position in benchmark component Exxon Mobil contributed to relative performance, as shares of this global integrated oil company fell in response to declining oil prices amid economic weakness. IBM (Information Technology) and Morgan Stanley (Financials) were top among the contributors to absolute performance.
What is the outlook?
We see encouraging economic green shoots globally and expect to see the beginnings of a fairly synchronized global recovery later this year. We believe Asia will likely lead the upturn, spurred by aggressive policies implemented in China. Looking out into 2010, we are worried that there will be renewed cyclical setbacks caused by financial sector and household de-leveraging in the U.S. and Europe, as well as fading policy stimulus. We expect inflation to remain in check over this time period, though uncertainty over the inflationary consequences of the existing large monetary overhang will linger.
Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period Energy remained our largest overweight in the Fund. The sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Financials, still a challenging area, started to stabilize during the quarter and we are now overweight the sector. We maintained our underweight to Consumer Staples, where valuations have become stretched as investors have sought defensive stocks in a down market.
At the end of the period, our largest overweights were to the Energy, Financials, and Industrials sectors, while we remained underweight the Information Technology, Consumer Discretionary, and Consumer Staples sectors.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	4.4

Capital Goods	8.6

Commercial & Professional Services	1.6

Diversified Financials	6.3

Energy	17.1

Food & Staples Retailing	1.8

Food, Beverage & Tobacco	5.0

Health Care Equipment & Services	3.6

Household & Personal Products	2.3

Insurance	5.1

Materials	3.6

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	12.2

Retailing	2.1

Semiconductors & Semiconductor Equipment	0.8

Software & Services	3.4

Technology Hardware & Equipment	5.7

Telecommunication Services	5.1

Transportation	1.4

Utilities	5.8

Short-Term Investments	1.2

Other Assets and Liabilities	—

Total	100.0%

7

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
MSCI AC (All Country) World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

International Opportunities IA	-29.77%	5.00%	2.19%

International Opportunities IB	-29.95%	4.73%	1.96%

MSCI AC (All Country) World Free ex U.S. Index	-30.54%	4.95%	2.94%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner

How did the Fund perform?
The Class IA shares of the Hartford International Opportunities HLS Fund returned 7.88% for the six-month period ended June 30, 2009, underperforming its benchmark, the MSCI All Country World Free ex U.S. Index, which returned 14.35% for the same period. The Fund outperformed the 7.56% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The global equity market performance was positive for the period, as measured by the MSCI All Country World Free ex-U.S. index. Eight of ten sectors within the index rose with Materials, Energy, and Information Technology leading the way. Utilities and Health Care declined during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was primarily due to weak stock selection within Industrials, Financials and Energy which overshadowed strong positive stock selection within Materials. Sector allocation, a result of bottom-up stock selection, was modestly negative. The Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Telecommunication Services and Health Care and our underweights (i.e. the Fund’s sector position was less than the benchmark position) to Materials and Consumer Discretionary detracted from relative returns.
The top detractors from relative performance during the period included UBS (Financials), National Grid (Utilities) and East Japan Railway (Industrials). Shares of Swiss-based financial services provider UBS declined during the period following a larger-than-expected quarterly earnings loss and legal entanglement with the U.S. and Swiss governments. Shares of National Grid, a U.K. and U.S. transmission and distribution utility, declined due to economic weakness and concerns over the company’s ability to refinance its debt. Shares of East Japan Railway declined with a reduction in volumes, especially higher yielding business traffic, which is negatively affecting profitability. Other detractors from absolute (i.e. total return) returns included France Telecom

8

(Telecommunication Services) and Nippon Telephone & Telegraph (Telecommunication Services).
Top contributors to relative performance during the period included Rio Tinto (Materials), Toronto-Dominion Bank (Financials) and ING Groep (Financials). Shares of diversified mining company Rio Tinto benefited from rising copper prices and the company’s reduced balance sheet risk following the recently proposed funding deal with Aluminum Corporation of China (CHINALCO). Shares of Toronto-Dominion, a Canadian-based bank with significant U.S. operations, rose after the company beat consensus expectations citing better-than-expected net interest income and trading profits. Shares of ING Groep, a Netherlands-based global banking, investments and insurance company, rose after the company announced plans to reduce risk by selling certain operations, refocus its bank on Europe, and manage its banking and insurance operations separately. Additional contributors to absolute returns included Impala Platinum (Materials).
What is the outlook?
Earlier this year, we believed that the market was undervaluing companies with relatively predictable cash flows. This insight was reflected in higher portfolio weights in Health Care and Telecom Services where we were able to find well managed companies with high free cash flow yields or strong future growth prospects at compelling valuations. We recently began to reduce our overweight in Health Care following M&A (Mergers & Acquisitions) activity and strong sector performance which reduced valuation upside. We have recently built a larger position in Financials after having been cautious on the sector since 2006. We are finding a range of attractively valued opportunities in the sector.
At a macro level, we expect some possibility for economic recovery in late 2009 if we see continued coordinated monetary policy and additional U.S. stimulus. On a longer term view, we believe the uncertainty remains and we could see one of three possible scenarios with very different outcomes: 1) improvement in the credit environment — which would benefit Financials and leveraged companies; 2) reflation — which would favor cyclicals and emerging market companies; or 3) deflation - which would favor companies with stable EPS and strong balance sheets. We continue to approach opportunities on a stock-by-stock basis and to find attractive opportunities but have been mindful in constructing a portfolio which is not too heavily weighted to any one economic scenario.
Regional weights continue to reflect bottom up (i.e. stock by stock fundamental research) stock selection. During the period we increased positions in emerging markets. Japan has structural issues in our view, and management there often lacks a focus on shareholder returns. As a result, the region continues to be a poor fit with our focus on companies with high or improving returns on capital. We ended the period most underweight Utilities, Information Technology and Energy and most overweight Financials, Consumer Staples, and Health Care relative to the benchmark.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	3.4%

Banks	15.6

Capital Goods	4.5

Commercial & Professional Services	0.6

Consumer Durables & Apparel	1.6

Consumer Services	1.0

Diversified Financials	4.8

Energy	9.8

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	7.3

Health Care Equipment & Services	1.2

Household & Personal Products	1.0

Insurance	0.9

Materials	9.7

Media	1.2

Other Investment Pools and Funds	2.8

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Real Estate	3.3

Retailing	1.3

Semiconductors & Semiconductor Equipment	0.9

Software & Services	1.6

Technology Hardware & Equipment	2.3

Telecommunication Services	6.6

Transportation	5.0

Utilities	3.4

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

Diversification by Country
as of June 30, 2009

Percentage of
Country	Net Assets

Australia	1.4%

Belgium	0.6

Brazil	2.5

Canada	5.9

China	2.5

Denmark	0.5

France	6.2

Germany	7.3

Greece	1.1

Hong Kong	4.8

Ireland	2.6

Israel	2.3

Japan	12.5

Mexico	0.8

Netherlands	2.6

Russia	0.9

South Africa	2.0

South Korea	0.9

Spain	4.8

Switzerland	7.5

Taiwan	1.1

United Kingdom	22.9

United States	3.1

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

9

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP
                    Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Small Company IA	-30.35%	1.09%	1.94%

Small Company IB	-30.50%	0.85%	1.71%

Russell 2000 Growth Index	-24.85%	-1.32%	-0.89%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA	Kurt Cubbage, CFA
Senior Vice President, Partner	Senior Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned 5.23% for the six-month period ended June 30, 2009, underperforming its benchmark, the Russell 2000 Growth Index which returned 11.36% for the same period. The Fund underperformed the 11.17% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ended June 30, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. In this environment, small cap, mid cap and large cap stocks all rose during the period, as measured by the Russell 2000 (2.6%), S&P MidCap 400(8.5%) and S&P 500 (3.2%) indices, respectively. Eight of ten sectors within the Russell 2000 Growth Index rose during the period. Information Technology (30%) and Consumer Discretionary (24%) were the strongest performing sectors while Industrials (-4%) and Financials (-4%) declined.
The Fund underperformed its benchmark during the period primarily due to weak stock selection within Consumer Discretionary and Health Care. Sector allocation helped benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Specifically, our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Energy contributed to returns. Stock selection in Financials also helped relative performance during the period.
Stocks that detracted the most from relative returns during the period included Corinthian Colleges (Consumer Discretionary), Dendreon (Health Care), and Covanta (Industrials). Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, was a new position during the period. Shares of the company fell together with other education stocks due to regulatory worries. Shares of Seattle-based biotechnology company Dendreon rose significantly

10

following the company’s announcement that data from their advanced prostate cancer drug Provenge demonstrated the ability to prolong survival in men versus the placebo. We did not own the stock which detracted from our benchmark-relative returns. Waste management company Covanta’s shares declined following company management’s announcement of its 2009 outlook which revealed a higher degree of economic sensitivity than investors originally expected. Significant detractors from absolute (i.e. total return) returns also included Smithfield Foods (Consumer Staples) and Vaalco Energy (Energy).
Top contributors to relative and absolute performance during the period included ON Semiconductor (Information Technology), SeaGate Technology (Information Technology) and Jarden (Consumer Discretionary). Shares of ON Semiconductor, a global supplier of semiconductors and component devices, increased during the period due to stabilizing business trends and continued progression in order activity which appeared to indicate a bottoming in the semiconductor cycle. Shares of disk-drive manufacturer SeaGate Technology gained value after the company raised the revenue outlook for fourth quarter of 2009 and predicted a stronger-than-expected recovery in global disk drive demand. Shares of Jarden, a consumer products company with a diversified portfolio of niche brands, increased as the company’s earnings exceeded expectations due to better-than-expected sales, solid revenues, and working capital improvements.
What is the outlook?
We are in a period of tremendous uncertainty, which has undermined confidence and with it, stock prices. At the same time stimulus programs are rapidly advancing from the idea stage to actual funding. And while credit markets remain tight, they are beginning to show signs of healing.
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research to build a portfolio of the most attractive stocks that we see as having unique business models or special market opportunities that should allow them to deliver superior growth. The Fund was overweight in Consumer Discretionary and Consumer Staples relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight Health Care and Industrials.
At June 30, 2009, 53% of the Fund’s assets were managed by Wellington Management Company and 47% of the assets were managed by Hartford Investment Management Company.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.0%

Banks	1.1

Capital Goods	8.0

Commercial & Professional Services	2.6

Consumer Durables & Apparel	5.4

Consumer Services	7.3

Diversified Financials	1.4

Energy	3.7

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	1.5

Health Care Equipment & Services	12.5

Household & Personal Products	1.4

Insurance	1.4

Materials	2.3

Media	1.2

Other Investment Pools and Funds	1.5

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Real Estate	1.0

Retailing	4.3

Semiconductors & Semiconductor Equipment	4.1

Software & Services	14.7

Technology	0.0

Technology Hardware & Equipment	7.9

Telecommunication Services	1.8

Transportation	2.2

Utilities	0.4

Short-Term Investments	2.4

Other Assets and Liabilities	0.1

Total	100.0%

11

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Stock IA	-25.63%	-2.77%	-3.07%

Stock IB	-25.81%	-3.01%	-3.29%

S&P 500 Index	-26.21%	-2.24%	-2.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned 12.10% for the six-month period ended June 30, 2009, outperforming its benchmark, the S&P 500 Index which returned 3.16% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After registering its sixth straight quarterly decline in the first quarter of 2009, the broad U.S. equity market (as measured by the S&P 500 Index), rose sharply during the second quarter, recouping losses from earlier in the year to finish ahead at the end of June. Investors shook off fears created by the volatility in the markets earlier in the period and interpreted a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun, reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence.
Mid cap stocks (+8.5%) outperformed large (+3.2%) and small (+2.6%) cap stocks during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 indices, respectively. Growth (+11.5%) stocks significantly outperformed Value (-2.9%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500, the Information Technology (+25%), Materials (+14%), and Consumer Discretionary (+9%) posted the largest gains. Industrials (-6%), Telecommunication Services (-4%), and Financials (-3%) experienced the largest losses.
The Fund’s outperformance versus the benchmark was driven by security selection, which was strongest in Energy, Financials, Health Care, and Information Technology. Sector positioning, which is a result of bottom-up security selection, also contributed to relative (i.e. performance of the Fund as measured against the benchmark) performance due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposures to Information Technology and Consumer Discretionary, and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Utilities and Telecommunication Services.

12

Top contributors to relative performance during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than had been expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. They also benefited from the overall improvement in the global economy which led to capital flows back into emerging market companies. The Fund’s holding in Apple (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.
Stocks that detracted the most from relative returns during the period were Delta Air Lines (Industrials), Wells Fargo (Financials), and Shionogi (Health Care). Delta Airlines’ shares fell during the period on news of soft revenue metrics and a general contraction in demand across the travel industry, which investors feared would overshadow the benefits of industry-wide capacity reductions. Shares of diversified financial services company Wells Fargo fell early in the period amid concerns over its acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that it might have to raise additional equity. Japan-based pharmaceutical company Shionogi’s third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower their full-year earnings outlook, driving its stock price downward. Not owning IBM (Information Technology), whose shares outperformed as it reported better-than-expected earnings, negatively impacted relative performance. General Electric (Industrials) also detracted from absolute returns.
What is the outlook?
While investors have stopped worrying—for the moment—about the solvency of the banking system and the freezing of global credit, that concern has shifted to the implications of government involvement in private enterprise and the troubling trajectories of unemployment and corporate profits. In the midst of this uncertainty we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Energy, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Telecommunication Services, and Materials.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Automobiles & Components	0.5%

Banks	3.7

Capital Goods	7.6

Diversified Financials	12.3

Energy	14.0

Food & Staples Retailing	2.9

Food, Beverage & Tobacco	5.7

Health Care Equipment & Services	3.0

Household & Personal Products	0.8

Insurance	1.0

Materials	1.4

Media	3.8

Pharmaceuticals, Biotechnology & Life Sciences	9.6

Real Estate	0.0

Retailing	6.1

Semiconductors & Semiconductor Equipment	3.2

Software & Services	6.9

Technology Hardware & Equipment	10.4

Telecommunication Services	1.2

Transportation	3.0

Utilities	2.4

Short-Term Investments	0.3

Other Assets and Liabilities	0.2

Total	100.0%

13

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 6/30/99 - 6/30/09
Growth of $10,000 investment
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Investment goal — Seeks a competitive total return, with income as a secondary objective.
Average Annual Returns(2) (as of 6/30/09)

	1 Year	5 Year	10 Year

Total Return Bond IA	-0.84%	3.05%	5.38%

Total Return Bond IB	-1.09%	2.80%	5.14%

Barclays Capital U.S. Aggregate Bond Index	6.05%	5.01%	5.98%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nasri Toutoungi
Managing Director

How did the Fund perform?
The Class IA Shares of the Hartford Total Return Bond HLS Fund returned 7.03% for the six-month period ended June 30, 2009, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.90%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 5.34%.
Why did the Fund perform this way?
The Fund was overweight versus the Investment Grade credit sector (i.e. the Fund’s sector position was greater than the benchmark position) over the period, and strong performance of financial and industrial issues in that sector helped to drive the Fund’s outperformance. Additionally, out of benchmark allocations to spread product (i.e. the additional compensation paid to investors in a given asset class relative to Treasuries), such as high yield corporates and bank loans, contributed to performance as market demand for higher yielding assets increased over the period.
Being underweight versus the benchmark in U.S. government bonds and Mortgage Backed Securities (MBS) also benefited performance. For the six-month period ending June 30, 2009, the U.S. Treasury index returned -4.30%, while the U.S. Credit and U.S. High Yield indices returned 6.87% and 30.44% respectively.
The Fund also benefited from an allocation to high quality Commercial Mortgage Backed securities (CMBS), when the sector rallied on details of the Public-Private Investment Plan (PPIP) and Term Asset Backed Loan Facility (TALF) programs.
The Federal Open Market Committee (the Fed) continued to target the overnight Fed Funds rate at just above 0%. This accommodative policy kept short maturity Treasury yields low. The funding requirements of the government have grown with the introduction of additional stimulus programs, and excess supply concerns pushed longer maturity Treasury yields higher. This concern was partially offset with the announcement of outright Treasury purchasing by the Fed, but supply and demand imbalance uncertainty remained. Moreover, concerns of current

14

stimulus leading to future inflation left many investment firms backing away from duration. As a result, the curve steepened year to date ending June 30, 2009 with the two-year Treasury yield increasing from 0.76% to 1.11% and the 30-year Treasury yield increasing from 2.67% to 4.33%. Duration (i.e. a measure of interest-rate sensitivity) was close to neutral through most of the first half of the year with tactical range positioning.
What is the outlook?
In the months following the collapse of Lehman Brothers, market participants of all types maneuvered defensively to cash positions in the face of great uncertainty. But investors who shunned the historically inexpensive credit risk at year end, found themselves clamoring for credit risk at significantly higher prices in the second quarter of 2009. Signs of economic “green shoots” continued as the Fed’s liquidity injections and the Treasury Department’s optimistic assessment of the banking system thinned the cloud of uncertainty hanging over the markets. The Fund entered the year overweight credit risk and added to that overweight throughout the first and second quarters of 2009. Although the position contributed positively to performance year-to-date, our affinity for credit risk is waning.
We do not expect the economy to make a V-shaped recovery. The Federal Reserve will likely keep the Fed Funds overnight rate close to zero through the rest of the year, possibly longer. This should help anchor the front end of the yield curve at lower rates. We expect that ten and thirty-year maturity yields will continue to be volatile. Record Treasury issuance, ebbing foreign central bank confidence and the potential for stimulus to ignite future inflation have pressured rates higher this year. That said, an economy operating well below its capacity is not likely to spark inflation, and without viable alternatives, the U.S. dollar remains the global reserve currency. In the long term, we see U.S. Treasury rates going higher. In the near term, long Treasuries should still benefit from periodic flights to quality.
Near term, we remain tactical in our exposure to interest rate changes and we have begun to take some corporate risk off the table. The potential for repricing of spread sectors (i.e. the additional compensation paid to investors in a given asset class relative to Treasuries) to cheaper levels is concerning, and we will likely continue to decrease our overweights and remain in higher quality issuers, as we have come to believe we are not yet in the last inning of this recession.
Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets

Banks	0.0%

Basic Materials	3.2

Capital Goods	0.9

Consumer Cyclical	1.8

Consumer Staples	1.9

Energy	4.4

Finance	21.8

Foreign Governments	2.3

General Obligations	0.2

Health Care	4.2

Services	2.5

Tax Allocation	0.0

Technology	7.7

Telecommunication Services	0.0

Transportation	0.6

U.S. Government Agencies	26.9

U.S. Government Securities	11.2

Utilities	4.8

Short-Term Investments	3.3

Other Assets and Liabilities	2.3

Total	100.0%

Distribution by Security Type
as of June 30, 2009

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	10.2%

Common Stocks	0.0

Corporate Bonds: Investment Grade	35.0

Corporate Bonds: Non-Investment Grade	7.3

Municipal Bonds	0.2

Preferred Stocks	0.0

Senior Floating Rate Interests: Non-Investment Grade	3.6

U.S. Government Agencies	26.9

U.S. Government Securities	11.2

Warrants	0.0

Short-Term Investments	3.3

Other Assets and Liabilities	2.3

Total	100.0%

Distribution by Credit Quality
as of June 30, 2009

Percentage of
Long Term
Rating	Holdings

AAA	50.1%

AA	8.0

A	14.5

BBB	15.2

BB	8.3

B	3.4

CCC	0.5

Total	100.0%

15

Hartford Advisers HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 66.7%
	Automobiles & Components — 0.3%
2,196	Ford Motor Co. (D)	$13,330

	Banks — 2.4%
265	PNC Financial Services Group, Inc.	10,301
407	Standard Chartered plc	7,656
4,194	Washington Mutual, Inc. Private Placement (H)(A)	381
3,057	Wells Fargo & Co.	74,161

		92,499

	Capital Goods — 5.1%
314	Boeing Co.	13,328
491	Cummins, Inc.	17,281
197	Danaher Corp.	12,144
410	Deere & Co.	16,375
2,747	General Electric Co.	32,199
853	Honeywell International, Inc.	26,781
745	Illinois Tool Works, Inc.	27,800
608	Ingersoll-Rand Co. Class A	12,697
265	Lockheed Martin Corp.	21,332
242	Siemens AG ADR	16,772

		196,709

	Diversified Financials — 8.1%
1,011	Ameriprise Financial, Inc.	24,544
5,830	Bank of America Corp.	76,955
2,881	Discover Financial Services, Inc.	29,588
347	Goldman Sachs Group, Inc.	51,088
1,492	Invesco Ltd.	26,586
1,733	JP Morgan Chase & Co.	59,116
913	UBS AG	11,215
2,703	UBS AG ADR	33,007

		312,099

	Energy — 9.6%
262	BP plc ADR	12,497
358	Cameco Corp.	9,173
131	Chevron Corp.	8,672
425	EOG Resources, Inc.	28,852
1,865	Exxon Mobil Corp.	130,347
574	Hess Corp.	30,853
521	Marathon Oil Corp.	15,701
873	OAO Gazprom Class S ADR	17,672
370	Occidental Petroleum Corp.	24,363
374	Petro-Canada	14,373
613	Petroleo Brasileiro S.A. ADR	25,121
666	Schlumberger Ltd.	36,048
590	Suncor Energy, Inc. ADR	17,888

		371,560

	Food & Staples Retailing — 2.0%
771	Kroger Co.	16,992
1,013	Safeway, Inc.	20,641
246	Supervalu, Inc.	3,186
483	Walgreen Co.	14,197
448	Wal-Mart Stores, Inc.	21,716

		76,732

	Food, Beverage & Tobacco — 3.9%
741	General Mills, Inc.	41,528
1,454	PepsiCo, Inc.	79,890
1,141	Unilever N.V. NY Shares ADR	27,589

		149,007

	Health Care Equipment & Services — 2.1%
85	Intuitive Surgical, Inc. (D)	13,960
1,185	Medtronic, Inc.	41,358
387	Varian Medical Systems, Inc. (D)	13,582
290	Zimmer Holdings, Inc. (D)	12,337

		81,237

	Household & Personal Products — 0.6%
452	Procter & Gamble Co.	23,113

	Insurance — 0.7%
328	ACE Ltd.	14,505
596	Marsh & McLennan Cos., Inc.	11,996

		26,501

	Materials — 0.9%
617	Cliff’s Natural Resources, Inc.	15,098
207	Potash Corp. of Saskatchewan, Inc.	19,215

		34,313

	Media — 2.5%
3,861	Comcast Corp. Class A	55,946
522	Time Warner, Inc.	13,154
1,183	Viacom, Inc. Class B (D)	26,852

		95,952

	Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
755	Abbott Laboratories	35,496
888	Daiichi Sankyo Co., Ltd.	15,843
2,804	Elan Corp. plc ADR (D)	17,861
544	Eli Lilly & Co.	18,851
1,230	Merck & Co., Inc.	34,380
2,769	Pfizer, Inc.	41,532
576	Schering-Plough Corp.	14,474
1,297	Shionogi & Co., Ltd.	25,050
369	UCB S.A.	11,838
577	Vertex Pharmaceuticals, Inc. (D)	20,575

		235,900

	Real Estate — 0.0%
2	Simon Property Group, Inc.	126

	Retailing — 4.2%
354	Best Buy Co., Inc.	11,862
11,241	Buck Holdings L.P. (H)(D)(A)	13,354
737	Kohl’s Corp. (D)	31,490
1,926	Lowe’s Co., Inc.	37,384
652	Nordstrom, Inc.	12,968
1,634	Staples, Inc.	32,958
582	Target Corp.	22,984

		163,000

	Semiconductors & Semiconductor Equipment — 2.2%
577	Lam Research Corp. (D)	15,010
2,406	Maxim Integrated Products, Inc.	37,756
1,471	Texas Instruments, Inc.	31,330

		84,096

	Software & Services — 4.5%
799	Accenture Ltd. Class A	26,728
76	Google, Inc. (D)	32,083
3,014	Microsoft Corp.	71,647
589	Oracle Corp.	12,623
1,959	Western Union Co.	32,119

		175,200

The accompanying notes are an integral part of these financial statements.

   16

		Market
Shares		Value (W)

COMMON STOCKS — (continued)
	Technology Hardware & Equipment — 7.0%
348	Apple, Inc. (D)	$49,537
3,674	Cisco Systems, Inc. (D)	68,478
710	Corning, Inc.	11,396
2,851	Flextronics International Ltd. (D)	11,717
1,549	Hewlett-Packard Co.	59,869
1,080	NetApp, Inc. (D)	21,306
1,038	Qualcomm, Inc.	46,908

		269,211

	Telecommunication Services — 0.8%
464	AT&T, Inc.	11,536
1,549	MetroPCS Communications, Inc. (D)	20,612

		32,148

	Transportation — 2.0%
4,329	Delta Air Lines, Inc. (D)	25,066
372	FedEx Corp.	20,696
673	United Parcel Service, Inc. Class B	33,649

		79,411

	Utilities — 1.7%
846	Exelon Corp.	43,334
322	Northeast Utilities	7,175
364	PG&E Corp.	14,004

		64,513

	Total common stocks (cost $2,881,193)	$2,576,657

WARRANTS — 0.0%
	Banks — 0.0%
524	Washington Mutual, Inc. Private Placement (H)(D)(A)	—

	Total warrants (cost $ — )	$—

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 1.0%
	Finance — 1.0%
	Citibank Credit Card Issuance Trust
$11,945	5.65%, 09/20/2019	$12,160
	Ford Credit Automotive Owner Trust
1,859	5.26%, 10/15/2010	1,868
	Harley-Davidson Motorcycle Trust
12,375	5.21%, 06/17/2013	12,660
	Marriott Vacation Club Owner Trust
1,123	5.36%, 10/20/2028 (I)	942
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	11,696

		39,326

	Total asset & commercial mortgage backed securities (cost $38,578)	$39,326

CORPORATE BONDS: INVESTMENT GRADE — 13.9%
	Capital Goods — 0.1%
	Xerox Corp.
$6,000	5.50%, 05/15/2012	$5,984

	Consumer Cyclical — 0.5%
	DaimlerChrysler NA Holdings Corp.
9,550	6.50%, 11/15/2013	9,708
	SCL Term Aereo Santiago S.A.
8,614	6.95%, 07/01/2012 (I)	9,202
	Staples, Inc.
2,525	9.75%, 01/15/2014	2,820

		21,730

	Consumer Staples — 0.6%
	Anheuser-Busch InBev N.V.
3,100	7.75%, 01/15/2019 (I)	3,390
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	650
	Procter & Gamble Co.
11,465	9.36%, 01/01/2021	13,804
	Weyerhaeuser Co.
2,975	7.38%, 03/15/2032	2,374

		20,218

	Energy — 0.3%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	5,977
	Weatherford International Ltd.
5,500	5.95%, 06/15/2012	5,742

		11,719

	Finance — 8.7%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	723
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	5,792
	American International Group, Inc.
1,200	6.25%, 03/15/2037	297
	AXA Financial, Inc.
10,800	7.00%, 04/01/2028	8,220
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	5,725
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	7,074
	Capital One Bank
3,750	6.50%, 06/13/2013	3,707
	Capital One Capital IV
4,125	6.75%, 02/17/2037	2,761
	Capital One Financial Corp.
3,900	5.70%, 09/15/2011	3,917
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	7,656
	Citibank NA
26,000	1.88%, 06/04/2012	25,930
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	6,566
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	8,934
	Developers Diversified Realty Corp.
7,900	5.38%, 10/15/2012	5,340
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	5,858
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,009
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	3,955
	Goldman Sachs Group, Inc.
20,000	1.63%, 07/15/2011	20,109
5,500	5.30%, 02/14/2012	5,692
6,000	5.63%, 01/15/2017	5,703
	Health Care Properties
9,780	6.00%, 01/30/2017	8,291

The accompanying notes are an integral part of these financial statements.

   17

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance — (continued)
	HSBC Finance Corp.
$12,500	5.50%, 01/19/2016	$11,760
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	8,121
6,350	5.63%, 09/15/2010	5,705
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 (I)	10,530
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,542
	JP Morgan Chase & Co.
10,375	5.13%, 09/15/2014	10,325
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	6,671
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 (I)	6,927
	Liberty Property L.P.
1,325	6.63%, 10/01/2017	1,124
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	10,553
1,000	6.40%, 08/28/2017	885
6,000	6.88%, 04/25/2018	5,553
	Morgan Stanley
13,000	5.38%, 10/15/2015	12,738
	National City Corp.
4,250	6.88%, 05/15/2019	4,078
	New England Mutual Life Insurance Co.
12,000	7.88%, 02/15/2024 (I)	10,856
	Prologis Trust
6,500	5.63%, 11/15/2016	4,997
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	7,502
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,351
	Republic New York Capital I
500	7.75%, 11/15/2006	445
	Santander Central Hispano Issuances Ltd.
1,250	7.63%, 11/03/2009	1,268
	Simon Property Group L.P.
15,100	6.10%, 05/01/2016	14,091
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	4,716
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	5,435
	Svenska Handelsbanken AB
2,900	4.88%, 06/10/2014 (I)	2,871
	Torchmark Corp.
14,600	8.25%, 08/15/2009	14,592
	UnitedHealth Group, Inc.
2,500	5.50%, 11/15/2012	2,587
	Wachovia Corp.
10,000	5.25%, 08/01/2014	9,786
	WEA Finance LLC
5,000	7.13%, 04/15/2018 (I)	4,641

		336,909

	Health Care — 0.5%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,003
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,079
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,137
	Schering-Plough Corp.
9,000	5.55%, 12/01/2013	9,667

		20,886

	Services — 0.3%
	Comcast Corp.
8,000	5.90%, 03/15/2016	8,275
	Wyndham Worldwide Corp.
3,100	6.00%, 12/01/2016	2,424

		10,699

	Technology — 1.2%
	AT&T, Inc.
2,510	6.80%, 05/15/2036	2,600
	BellSouth Telecommunications
650	7.00%, 12/01/2095	568
	Dell, Inc.
2,735	5.88%, 06/15/2019	2,792
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,643
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,310
	General Electric Co.
6,925	5.00%, 02/01/2013	7,206
	Intuit, Inc.
7,900	5.40%, 03/15/2012	7,977
	Oracle Corp.
2,850	6.13%, 07/08/2039 (Q)	2,831
	Telecom Italia Capital
2,700	7.72%, 06/04/2038	2,750
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,574
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,214
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	532

		44,997

	Transportation — 0.4%
	Continental Airlines, Inc.
4,140	5.98%, 04/19/2022	3,416
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,065
3,337	6.15%, 08/01/2022	3,104

		14,585

	Utilities — 1.3%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,784
	Enel Finance International
4,045	6.80%, 09/15/2037 (I)	4,194
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 (I)	6,669
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	4,843
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,363
	Northern Border Pipeline Co.
9,285	7.75%, 09/01/2009	9,364
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	8,008

The accompanying notes are an integral part of these financial statements.

   18

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Taqa Abu Dhabi National Energy Co.
$3,335	5.88%, 10/27/2016 (I)	$3,119

		47,344

	Total corporate bonds: investment grade (cost $570,737)	$535,071

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.1%
	Finance — 0.1%
	CIT Group, Inc.
$3,540	7.63%, 11/30/2012	$2,424

	Total corporate bonds: non-investment grade (cost $3,504)	$2,424

MUNICIPAL BONDS — 0.4%
	General Obligations — 0.3%
	Oregon School Boards Association, Taxable Pension,
$10,000	4.76%, 06/30/2028	$8,699
	State of Illinois, Taxable Pension,
3,045	5.10%, 06/01/2033	2,705

		11,404

	Transportation — 0.1%
	Dallas Texas Area Rapid Transit Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,229
	Illinois State Toll Highway Auth,
365	6.18%, 01/01/2034	370
	New York and New Jersey PA,
975	5.86%, 12/01/2024	998
570	6.04%, 12/01/2029	590

		4,187

	Total municipal bonds (cost $17,121)	$15,591

U.S. GOVERNMENT AGENCIES — 2.4%
	Federal Home Loan Mortgage Corporation — 0.3%
$6,922	4.50%, 11/01/2037 — 02/01/2039	$6,899

	Federal National Mortgage Association — 0.1%
1,500	5.00%, 08/15/2038 (Q)	1,521
88	6.50%, 05/01/2036 — 07/01/2038	94

		1,615

	Government National Mortgage Association — 1.0%
24,856	5.50%, 05/15/2037 — 07/15/2037	25,720
6,717	6.00%, 06/15/2024 — 05/15/2035	7,053
2,338	6.50%, 03/15/2026 — 02/15/2035	2,523
8,841	7.00%, 11/15/2031 — 11/15/2033	9,570
83	7.50%, 09/16/2035	91
1,336	8.00%, 09/15/2026 — 02/15/2031	1,513
90	9.00%, 06/20/2016 — 06/15/2022	96

		46,566

	Other Government Agencies — 1.0%
	Small Business Administration Participation Certificates:
32,057	8.95%, 06/15/2022	39,591

	Total U.S. government agencies (cost $89,106)	$94,671

U.S. GOVERNMENT SECURITIES — 11.2%
	Other Direct Federal Obligations — 3.6%
	Federal Financing Corporation:
$6,500	5.24%, 12/06/2013	$5,485
11,117	5.25%, 12/27/2013	9,355

		14,840

	Tennessee Valley Authority:
64,300	4.38%, 06/15/2015	68,008
50,000	6.00%, 03/15/2013	55,848

		123,856

		138,696

	U.S. Treasury Securities — 7.6%
	U.S. Treasury Bonds — 2.8%
22,000	4.25%, 05/15/2039	21,776
22,000	4.38%, 02/15/2038	22,217
18,000	6.00%, 02/15/2026	21,710
33,650	6.25%, 08/15/2023	40,990

		106,693

	U.S. Treasury Notes — 4.8%
30,000	1.38%, 05/15/2012	29,831
42,000	2.38%, 08/31/2010	42,871
23,000	2.75%, 02/15/2019	21,541
35,000	3.88%, 02/15/2013 — 05/15/2018 #	36,420
30,135	4.13%, 08/15/2010	31,332
13,000	4.25%, 08/15/2013	14,055
9,950	4.75%, 05/31/2012	10,849

		186,899

		293,592

	Total U.S. government securities (cost $418,848)	$432,288

	Total long-term investments (cost $4,019,087)	$3,696,028

SHORT-TERM INVESTMENTS — 4.1%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,838, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $10,035)
$9,838	0.09%, 6/30/2009	$9,838

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $90,579, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $92,391)

90,579	0.05%, 6/30/2009	90,579

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $22,778, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $23,233)

22,778	0.09%, 6/30/2009	22,778
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $34,122, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $34,805)
34,122	0.08%, 6/30/2009	34,122

The accompanying notes are an integral part of these financial statements.

   19

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $30, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $31)
$30	0.03%, 6/30/2009		$30

			157,347

	Total short-term investments (cost $157,347)		$157,347

	Total investments (cost $4,176,434) (C)	99.8%	$3,853,375
	Other assets and liabilities	0.2%	9,523

	Total net assets	100.0%	$3,862,898

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.0% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,268,726 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$188,762
Unrealized Depreciation	(604,113)

Net Unrealized Depreciation	$(415,351)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $13,735, which represents 0.36% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $63,341, which represents 1.64% of total net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $4,353.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$11,253
04/2008	4,194	Washington Mutual, Inc. Private Placement	36,700
04/2008	524	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $13,735 which represents 0.36% of total net assets.

PA — Port Authority

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Asset & Commercial Mortgage Backed Securities	$39,326	$—	$39,326	$—
Common Stocks	2,576,657	2,491,320	71,602	13,735
Corporate Bonds: Investment Grade	535,071	—	528,551	6,520
Corporate Bonds: Non-Investment Grade	2,424	—	2,424	—
Municipal Bonds	15,591	—	15,591	—
U.S. Government Agencies	94,671	—	94,671	—
U.S. Government Securities	432,288	21,776	410,512	—
Short-Term Investments	157,347	—	157,347	—

Total	$3,853,375	$2,513,096	$1,320,024	$20,255

The accompanying notes are an integral part of these financial statements.

   20

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in			Balance as
	of December	Realized	Unrealized		Net	of June
	31, 2008	Gain (Loss)	Appreciation		Sales	30, 2009

Assets:
Asset & Commercial Mortgage Backed Securities	$4,580	$(3,577)	$4,145*		$(5,148)	$—
Common Stock	10,906	—	2,829 (A	)	—	13,735
Corporate Bonds	5,251	—	1,324 #		(55)	6,520

Total	$20,737	$(3,577)	$8,298		$(5,203)	$20,255

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $ — .

(A)	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $2,829.

#	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $1,324.

The accompanying notes are an integral part of these financial statements.

   21

Hartford Capital Appreciation HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 97.2%
	Automobiles & Components — 2.9%
568	Daimler AG	$20,621
31,617	Ford Motor Co. (D)	191,917
303	Michelin (C.G.D.E.) Class B	17,379
837	TRW Automotive Holdings Corp. (D)	9,457

		239,374

	Banks — 4.0%
1,792	Barclays Bank plc	8,325
2,185	HSBC Holding plc	18,202
1,693	Huntington Bancshares, Inc.	7,077
54,494	Industrial and Commercial Bank of China	37,747
1,352	Itau Unibanco Banco Multiplo S.A. ADR	21,404
1,990	Standard Chartered plc	37,412
414	Sumitomo Mitsui Financial Group, Inc.	16,769
954	SunTrust Banks, Inc.	15,692
188	US Bancorp	3,365
469	Washington Mutual, Inc. Private Placement (H)(A)	43
6,645	Wells Fargo & Co.	161,208

		327,244

	Capital Goods — 7.0%
777	ABB Ltd. ADR	12,266
35	Alliant Techsystems, Inc. (D)	2,866
102	AMETEK, Inc.	3,510
447	BE Aerospace, Inc. (D)	6,417
254	Boeing Co.	10,786
400	Briggs & Stratton Corp.	5,341
282	Caterpillar, Inc.	9,307
220	Cummins, Inc.	7,732
162	Danaher Corp.	9,989
298	Deere & Co.	11,921
482	Dover Corp.	15,944
143	Emerson Electric Co.	4,619
163	First Solar, Inc. (D)	26,476
239	Flowserve Corp.	16,685
601	Fluor Corp.	30,830
241	Foster Wheeler AG (D)	5,721
5,993	General Electric Co.	70,239
3,812	Hansen Transmissions (D)	9,698
199	Illinois Tool Works, Inc.	7,440
407	Ingersoll-Rand Co. Class A	8,515
39	Jacobs Engineering Group, Inc. (D)	1,662
230	Joy Global, Inc.	8,225
157	Lennox International, Inc.	5,041
94	Lindsay Corp.	3,102
196	Lockheed Martin Corp.	15,824
528	Masco Corp.	5,057
88	Parker-Hannifin Corp.	3,776
366	Pentair, Inc.	9,374
360	Precision Castparts Corp.	26,305
2,843	Raytheon Co.	126,295
98	Regal-Beloit Corp.	3,900
469	Siemens AG	32,453
298	Spirit Aerosystems Holdings, Inc. (D)	4,092
959	Sunpower Corp. Class B (D)	22,956
697	Terex Corp. (D)	8,407
150	Vestas Wind Systems A/S (D)	10,789
485	Yingli Green Energy Holdings (D)	6,574

		570,134

	Commercial & Professional Services — 0.2%
361	Corrections Corp. of America (D)	6,140
533	Monster Worldwide, Inc. (D)	6,299

		12,439

	Consumer Durables & Apparel — 1.1%
833	Coach, Inc.	22,391
574	Hanesbrands, Inc. (D)	8,619
376	Iconix Brand Group, Inc. (D)	5,781
1,268	Liz Claiborne, Inc.	3,652
3,697	Newell Rubbermaid, Inc.	38,490
262	Pool Corp.	4,337
209	Toll Brothers, Inc. (D)	3,550
110	Warnaco Group, Inc. (D)	3,564
71	Whirlpool Corp.	3,018

		93,402

	Consumer Services — 1.2%
189	Apollo Group, Inc. Class A (D)	13,460
230	Brinks Home Security Holding (D)	6,509
162	Cheesecake Factory, Inc. (D)	2,794
244	Coinstar, Inc. (D)	6,504
217	Corinthian Colleges, Inc. (D)	3,680
277	Ctrip.com International Ltd. ADR (D)	12,802
38	Educomp Solutions Ltd. (D)	3,010
283	International Game Technology	4,497
88	ITT Educational Services, Inc. (D)	8,875
84	K12, Inc. (D)	1,808
332	Life Time Fitness, Inc. (D)	6,649
1,143	MGM Mirage, Inc. (D)	7,302
13,938	Shangri-La Asia Ltd.	20,586
8	Weight Watchers International, Inc.	198

		98,674

	Diversified Financials — 7.4%
1,465	American Capital Ltd.	4,703
448	Ameriprise Financial, Inc.	10,880
15,745	Bank of America Corp.	207,828
798	CIT Group, Inc.	1,715
423	Deutsche Boerse AG	32,958
968	Discover Financial Services, Inc.	9,939
1,155	Goldman Sachs Group, Inc.	170,259
2,000	ING Groep N.V.	20,262
269	Invesco Ltd.	4,799
448	JP Morgan Chase & Co.	15,271
1,792	Julius Baer Holding Ltd.	69,678
93	Moody’s Corp.	2,450
162	Morgan Stanley	4,615
481	Nomura Holdings, Inc.	4,058
442	Oaktree Capital (I)(D)	9,503
298	PennantPark Investment Corp.	2,118
65	State Street Corp.	3,082
527	TD Ameritrade Holding Corp. (D)	9,237
1,882	UBS AG	23,108
410	UBS AG ADR	5,006

		611,469

	Energy — 12.3%
5,080	Acergy S.A.	50,139
546	Apache Corp.	39,410
90	Arena Resources, Inc. (D)	2,854
168	Atwood Oceanics, Inc. (D)	4,182
458	Baker Hughes, Inc.	16,680
115	Cabot Oil & Gas Corp.	3,511
2,858	Cameco Corp.	73,156
43	Canadian Natural Resources Ltd.	2,278

The accompanying notes are an integral part of these financial statements.

   22

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
203	Canadian Natural Resources Ltd. ADR	$10,640
458	Chesapeake Energy Corp.	9,086
478	Consol Energy, Inc.	16,233
127	Diamond Offshore Drilling, Inc.	10,575
426	Dresser-Rand Group, Inc. (D)	11,114
109	EOG Resources, Inc.	7,376
101	Exxon Mobil Corp.	7,026
3,000	Halliburton Co.	62,100
902	Hess Corp.	48,474
34	Karoon Gas Australia Ltd. (D)	246
1,187	Lundin Petroleum Ab (D)	9,227
193	Massey Energy Co.	3,763
762	Nabors Industries Ltd. (D)	11,878
1,431	National Oilwell Varco, Inc. (D)	46,736
393	Newfield Exploration Co. (D)	12,846
600	Noble Energy, Inc.	35,353
3,635	OAO Gazprom Class S ADR	73,606
839	Occidental Petroleum Corp.	55,230
94	Oceaneering International, Inc. (D)	4,260
1,649	OMV AG	62,007
246	Overseas Shipholding Group, Inc.	8,371
308	Petro-Canada	11,814
100	PetroChina Co. Ltd. ADR	11,081
871	Petroleo Brasileiro S.A. ADR	35,673
97	Range Resources Corp.	4,029
251	SBM Offshore N.V.	4,312
1,095	Schlumberger Ltd.	59,256
450	Smith International, Inc.	11,590
484	Suncor Energy, Inc.	14,709
1,554	Suncor Energy, Inc. ADR	47,156
302	Talisman Energy, Inc.	4,314
131	Total S.A.	7,083
243	Total S.A. ADR	13,167
59	Transocean, Inc. (D)	4,375
400	Tsakos Energy Navigation Ltd.	6,456
565	USEC, Inc. (D)	3,006
174	Valero Energy Corp.	2,941
3,370	Weatherford International Ltd. (D)	65,921
87	XTO Energy, Inc.	3,334

		1,008,574

	Food & Staples Retailing — 0.5%
357	Kroger Co.	7,861
6,650	Olam International Ltd.	11,089
296	Sysco Corp.	6,654
276	Wal-Mart Stores, Inc.	13,389

		38,993

	Food, Beverage & Tobacco — 2.0%
105	Bunge Ltd. Finance Corp.	6,326
8,342	Chaoda Modern Agriculture	4,878
271	Groupe Danone	13,440
759	Imperial Tobacco Group plc	19,743
3	Japan Tobacco, Inc.	9,765
4,392	Marine Harvest (D)	2,953
143	Molson Coors Brewing Co.	6,045
1,125	Nestle S.A.	42,478
610	PepsiCo, Inc.	33,509
89	Perdigao S.A. (D)	3,413
199	Philip Morris International, Inc.	8,659
305	Unilever N.V. NY Shares ADR	7,363

		158,572

	Health Care Equipment & Services — 6.7%
700	Aetna, Inc.	17,535
118	Allscripts Misys Healthcare Solution	1,876
1,722	ATS Medical, Inc. (D)	5,665
98	Beckman Coulter, Inc.	5,611
7,963	Boston Scientific Corp. (D)	80,748
212	Cardinal Health, Inc.	6,474
442	China Medical Technologies, Inc. ADR	8,804
281	CIGNA Corp.	6,774
1,334	Covidien plc	49,958
57	Edwards Lifesciences Corp. (D)	3,880
24	Hologic, Inc. (D)	343
21	Intuitive Surgical, Inc. (D)	3,418
101	Inverness Medical Innovation, Inc. (D)	3,608
2,073	McKesson Corp.	91,203
2,913	Medtronic, Inc.	101,647
209	St. Jude Medical, Inc. (D)	8,569
5,438	UnitedHealth Group, Inc.	135,845
137	Varian Medical Systems, Inc. (D)	4,799
344	Volcano Corp. (D)	4,815
200	Zimmer Holdings, Inc. (D)	8,520
197	Zoll Medical Corp. (D)	3,808

		553,900

	Household & Personal Products — 0.5%
1,000	Bare Escentuals, Inc. (D)	8,870
250	Herbalife Ltd.	7,885
84	L’Oreal S.A.	6,295
323	Procter & Gamble Co.	16,505

		39,555

	Insurance — 3.8%
4,988	ACE Ltd.	220,620
204	Everest Re Group Ltd.	14,628
1,403	Fidelity National Financial, Inc.	18,985
120	First American Financial Corp.	3,099
675	Marsh & McLennan Cos., Inc.	13,594
87	PartnerRe Ltd.	5,644
254	Platinum Underwriters Holdings Ltd.	7,256
206	Principal Financial Group, Inc.	3,875
327	Reinsurance Group of America, Inc.	11,430
603	Unum Group	9,561

		308,692

	Materials — 5.1%
378	Agnico Eagle Mines Ltd.	19,832
210	Allegheny Technologies, Inc.	7,332
450	AngloGold Ltd. ADR	16,484
1,472	Aracruz Celulose S.A. ADR	21,841
272	ArcelorMittal ADR	8,995
107	Barrick Gold Corp.	3,598
598	Cliff’s Natural Resources, Inc.	14,632
811	CRH plc	18,573
134	Cytec Industries, Inc.	2,495
34	FMC Corp.	1,627
471	Impala Platinum Holdings Ltd.	10,421
140	Martin Marietta Materials, Inc.	11,020
224	Mosaic Co.	9,928
1,480	Newmont Mining Corp.	60,475
415	Nucor Corp.	18,428
330	Owens-Illinois, Inc. (D)	9,238
321	Potash Corp. of Saskatchewan, Inc.	29,862
419	Praxair, Inc.	29,805
52	Randgold Resources Ltd. ADR	3,318
1,156	Rexam plc	5,433
174	Rio Tinto plc	6,037

The accompanying notes are an integral part of these financial statements.

   23

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
92	Rio Tinto plc Rights	$1,051
387	Teck Cominco Ltd. Class B	6,172
196	Vale S.A. — SP ADR	3,452
2,491	Vedanta Resources plc	53,033
67	Vulcan Materials Co.	2,883
533	Walter Energy, Inc.	19,301
1,135	Xstrata plc	12,337
304	Yamana Gold, Inc.	2,684

		410,287

	Media — 2.7%
1,017	CBS Corp. Class B	7,040
741	Comcast Corp. Class A	10,733
889	Comcast Corp. Special Class A	12,528
221	DreamWorks Animation SKG, Inc. (D)	6,103
30	Harvey Weinstein Co. Holdings Class A-1 (H)(D)(A)	—
188	Marvel Entertainment, Inc. (D)	6,691
4,800	News Corp. Class A	43,728
176	Scripps Networks Interactive Class A	4,895
1,525	Viacom, Inc. Class B (D)	34,606
841	Virgin Media, Inc.	7,863
3,332	Walt Disney Co.	77,743
1,188	WPP plc	7,903

		219,833

	Pharmaceuticals, Biotechnology & Life Sciences — 12.6%
366	Abbott Laboratories	17,224
231	Alkermes, Inc. (D)	2,495
768	Amgen, Inc. (D)	40,663
523	Amylin Pharmaceuticals, Inc. (D)	7,057
335	Arena Pharmaceuticals, Inc. (D)	1,672
63	AstraZeneca plc ADR	2,785
1,505	Bristol-Myers Squibb Co.	30,558
114	Charles River Laboratories International, Inc. (D)	3,854
3,092	Elan Corp. plc ADR (D)	19,694
373	Eli Lilly & Co.	12,936
523	Genzyme Corp. (D)	29,121
92	Gilead Sciences, Inc. (D)	4,301
806	Impax Laboratories, Inc. (D)	5,931
312	Johnson & Johnson	17,699
1,339	King Pharmaceuticals, Inc. (D)	12,894
201	Life Technologies Corp. (D)	8,388
4,960	Merck & Co., Inc.	138,693
6,007	Novavax, Inc. (D)	19,703
9,310	Pfizer, Inc.	139,643
956	Roche Holding AG	130,277
5,854	Schering-Plough Corp.	147,048
3,093	Teva Pharmaceutical Industries Ltd. ADR	152,604
405	UCB S.A.	13,003
1,710	Wyeth	77,603

		1,035,846

	Real Estate — 0.7%
802	Brookfield Asset Management, Inc.	13,682
90	Camden Property Trust	2,487
2,279	Chimera Investment Corp.	7,954
305	Host Hotels & Resorts, Inc.	2,559
114	Liberty Property Trust	2,629
269	Mack-Cali Realty Corp.	6,129
1,053	Sun Hung Kai Properties Ltd.	13,076
134	Taubman Centers, Inc.	3,591
135	Ventas, Inc.	4,043

		56,150

	Retailing — 3.9%
469	Abercrombie & Fitch Co. Class A	11,908
220	Advance Automotive Parts, Inc.	9,112
180	Aeropostale, Inc. (D)	6,151
236	Amazon.com, Inc. (D)	19,728
25	AutoZone, Inc. (D)	3,792
29,055	Buck Holdings L.P. (H)(D)(A)	34,518
226	Dick’s Sporting Goods, Inc. (D)	3,894
103	GameStop Corp. Class A (D)	2,266
110	Gap, Inc.	1,802
171	Guess?, Inc.	4,408
132	Gymboree Corp. (D)	4,676
414	Home Depot, Inc.	9,790
30	Industria de Diseno Textil S.A.	1,426
274	Kohl’s Corp. (D)	11,728
638	Lowe’s Co., Inc.	12,392
229	Lumber Liquidators, Inc. (D)	3,604
124	Nordstrom, Inc.	2,466
486	Nutri/System, Inc.	7,044
7,756	Staples, Inc.	156,444
97	Target Corp.	3,813
81	The Buckle, Inc.	2,580
291	TJX Cos., Inc.	9,156
209	Urban Outfitters, Inc. (D)	4,366

		327,064

	Semiconductors & Semiconductor Equipment — 1.6%
975	Altera Corp.	15,869
309	Analog Devices, Inc.	7,646
1,881	Intel Corp.	31,134
491	MEMC Electronic Materials, Inc. (D)	8,738
1,317	ON Semiconductor Corp. (D)	9,035
1,308	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,308
1,198	Texas Instruments, Inc.	25,514
487	Varian Semiconductor Equipment Associates, Inc. (D)	11,685
502	Xilinx, Inc.	10,275

		132,204

	Software & Services — 6.8%
87	Accenture Ltd. Class A	2,896
1,808	Activision Blizzard, Inc. (D)	22,837
113	Akamai Technologies, Inc. (D)	2,160
309	Alliance Data Systems Corp. (D)	12,715
270	ArcSight, Inc. (D)	4,798
318	BMC Software, Inc. (D)	10,762
79	CACI International, Inc. Class A (D)	3,370
225	Check Point Software Technologies Ltd. ADR (D)	5,285
2,188	Cia Brasileira de Meios de Pagamentos (D)	18,814
177	Cognizant Technology Solutions Corp. (D)	4,721
178	Concur Technologies, Inc. (D)	5,545
514	eBay, Inc. (D)	8,801
120	Equinix, Inc. (D)	8,729
344	Giant Interactive Group, Inc. ADR	2,790
307	Google, Inc. (D)	129,557
182	Mastercard, Inc.	30,400
2,752	Microsoft Corp.	65,422
77	Nintendo Co., Ltd.	21,338
4,417	Oracle Corp.	94,603
259	Red Hat, Inc. (D)	5,222
22	Shanda Interactive Entertainment Ltd. ADR (D)	1,153
487	Sohu.com, Inc. (D)	30,626
194	Symantec Corp. (D)	3,025
103	Visa, Inc.	6,403
92	VistaPrint Ltd. (D)	3,903

The accompanying notes are an integral part of these financial statements.

   24

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
313	Vocus, Inc. (D)	$6,187
2,831	Western Union Co.	46,431

		558,493

	Technology — 0.0%
283	Polypore International, Inc. (D)	3,145

	Technology Hardware & Equipment — 9.6%
139	Apple, Inc. (D)	19,789
540	Arrow Electronics, Inc. (D)	11,459
188	Avnet, Inc. (D)	3,960
9,568	Cisco Systems, Inc. (D)	178,352
1,804	Corning, Inc.	28,966
1,982	EMC Corp. (D)	25,961
587	Emulex Corp. (D)	5,743
2,668	Flextronics International Ltd. (D)	10,967
2,717	Hewlett-Packard Co.	105,025
27,019	Hon Hai Precision Industry Co., Ltd.	82,858
875	IBM Corp.	91,385
805	JDS Uniphase Corp. (D)	4,603
503	Juniper Networks, Inc. (D)	11,865
3,647	Motorola, Inc.	24,177
496	NCR Corp. (D)	5,862
1,351	NetApp, Inc. (D)	26,648
821	QLogic Corp. (D)	10,406
2,309	Qualcomm, Inc.	104,372
63	Research In Motion Ltd. (D)	4,452
217	Riverbed Technology, Inc. (D)	5,023
1,008	Seagate Technology	10,542
75	Solar Cayman Ltd. (H)(D)(A)	597
213	Starent Networks Corp. (D)	5,192
228	Teradata Corp. (D)	5,350

		783,554

	Telecommunication Services — 1.9%
2,947	AT&T, Inc.	73,199
173	Brasil Telecom S.A. ADR	3,394
1,253	Leap Wireless International, Inc. (D)	41,245
1,109	MetroPCS Communications, Inc. (D)	14,763
806	Mobile Telesystems OJSC ADR	29,780

		162,381

	Transportation — 1.9%
1,050	Air Asia BHD (D)	331
186	C.H. Robinson Worldwide, Inc.	9,705
264	Con-way, Inc.	9,336
9,510	Delta Air Lines, Inc. (D)	55,064
1,083	Deutsche Post AG	14,138
716	FedEx Corp.	39,808
232	J.B. Hunt Transport Services, Inc.	7,071
443	Kansas City Southern (D)	7,140
185	TNT N.V.	3,615
162	United Parcel Service, Inc. Class B	8,073
1,156	US Airways Group, Inc. (D)	2,809

		157,090

	Utilities — 0.8%
226	Entergy Corp.	17,551
342	Exelon Corp.	17,524
60	FirstEnergy Corp.	2,313
746	Northeast Utilities	16,641
193	Wisconsin Energy Corp.	7,845

		61,874

	Total common stocks (cost $8,575,981)	$7,968,943

WARRANTS — 0.0%
	Banks — 0.0%
59	Washington Mutual, Inc. Private Placement (H)(D)(A)	—

	Capital Goods — 0.0%
150	Capstone Turbine Corp. (H)(D)	—

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
510	Novavax, Inc. (H)(D)	—

	Total warrants (cost $ — )	$—

EXCHANGE TRADED FUNDS — 0.6%
	Diversified Financials — 0.1%
123	iShares MSCI Emerging Markets Index Fund	3,961

	Other Investment Pools and Funds — 0.5%
216	S & P 500 Depositary Receipt	$19,836
252	S & P MidCap 400 Depositary Receipts	26,507

	Total exchange traded funds (cost $49,971)	$50,304

Principal
Amount

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	UBS Luxembourg S.A.
$16,280	6.23%, 02/11/2015	$15,873

	Total corporate bonds: investment grade (cost $16,335)	$15,873

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.3%
	Finance — 0.3%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 (I)(L)	$20,330

	Total corporate bonds: non-investment grade (cost $53,133)	$20,330

	Total long-term investments (cost $8,695,420)	$8,055,450

SHORT-TERM INVESTMENTS — 1.8%
	Repurchase Agreements — 1.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,456, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $9,646)
$9,456	0.09%, 6/30/2009	9,456

The accompanying notes are an integral part of these financial statements.

   25

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $87,067, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $88,808)

$87,067	0.05%, 6/30/2009		$87,067

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $21,895, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $22,332)

21,895	0.09%, 6/30/2009		21,895
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $32,799, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $33,455)
32,799	0.08%, 6/30/2009		32,799
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $29, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $29)
29	0.03%, 6/30/2009		29

			151,246

	Total short-term investments (cost $151,246)		$151,246

	Total investments (cost $8,846,666) (C)	100.1%	$8,206,696
	Other assets and liabilities	(0.1)%	(10,743)

	Total net assets	100.0%	$8,195,953

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 22.1% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $9,407,250 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$560,356
Unrealized Depreciation	(1,760,910)

Net Unrealized Depreciation	$(1,200,554)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $35,158, which represents 0.43% of total net assets. This calculation excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $29,833, which represents 0.36% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis

06/2007	29,055	Buck Holdings L.P.	$29,086
09/2008	150	Capstone Turbine Corp. Warrants	—
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 — Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	—
03/2007	75	Solar Cayman Ltd. — 144A	1,043
04/2008	469	Washington Mutual, Inc. Private Placement	4,100
07/2008	59	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $35,158 which represents 0.43% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$46	$46	07/01/09	$—
British Pound (Sell)	10,902	10,942	07/01/09	40
Euro (Buy)	159	159	07/01/09	—
Euro (Sell)	2,777	2,775	07/06/09	(2)
Euro (Sell)	1,368	1,373	07/02/09	5
Hong Kong Dollar (Sell)	680	680	07/06/09	—
Singapore Dollar (Buy)	419	418	07/01/09	1
Singapore Dollar (Buy)	346	345	07/02/09	1
Singapore Dollar (Buy)	382	382	07/02/09	—
Swiss Franc (Sell)	5,133	5,141	07/01/09	8

				$53

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   26

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$7,968,943	$6,909,810	$1,014,472	$44,661
Corporate Bonds: Investment Grade	15,873	—	15,873	—
Corporate Bonds: Non-Investment Grade	20,330	—	20,330	—
Exchange Traded Funds	50,304	50,304	—	—
Short-Term Investments	151,246	—	151,246	—

Total	$8,206,696	$6,960,114	$1,201,921	$44,661

Other Financial Instruments*	$55	$—	$55	$—

Liabilities:
Other Financial Instruments*	$2	$—	$2	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in			Transfers In
	December 31,	Unrealized		Net	and/or Out of	Balance as of
	2008	Depreciation		Purchases	Level 3	June 30, 2009

Assets:
Common Stock	$46,381	$(336	)*	$1,135	$(2,519)	$44,661
Corporate Bonds	15,599	— (A	)	—	(15,599)	—

Total	$61,980	$(336)		$1,135	$(18,118)	$44,661

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(336).

(A)	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $ — .

The accompanying notes are an integral part of these financial statements.

   27

Hartford Dividend and Growth HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 98.8%
	Automobiles & Components — 0.4%
588	Honda Motor Co., Ltd. ADR	$16,088

	Banks — 4.4%
334	M&T Bank Corp.	17,016
760	PNC Financial Services Group, Inc.	29,495
938	SunTrust Banks, Inc.	15,437
1,240	US Bancorp	22,224
1,554	Washington Mutual, Inc. Private Placement (H)(A)	141
4,331	Wells Fargo & Co.	105,068

		189,381

	Capital Goods — 8.6%
284	Boeing Co.	12,053
415	Caterpillar, Inc.	13,718
1,439	Deere & Co.	57,504
534	Eaton Corp.	23,831
1,260	General Electric Co.	14,765
1,073	Honeywell International, Inc.	33,695
875	Illinois Tool Works, Inc.	32,669
679	Lockheed Martin Corp.	54,794
840	Parker-Hannifin Corp.	36,073
1,220	Pentair, Inc.	31,244
509	Raytheon Co.	22,615
620	Siemens AG ADR	42,884

		375,845

	Commercial & Professional Services — 1.6%
1,264	Pitney Bowes, Inc.	27,713
1,509	Waste Management, Inc.	42,499

		70,212

	Diversified Financials — 6.3%
1,245	Ameriprise Financial, Inc.	30,209
3,653	Bank of America Corp.	48,216
161	Goldman Sachs Group, Inc.	23,708
2,283	JP Morgan Chase & Co.	77,859
923	Morgan Stanley	26,309
908	State Street Corp.	42,858
2,055	UBS AG ADR	25,089

		274,248

	Energy — 17.1%
1,871	Anadarko Petroleum Corp.	84,925
1,048	BP plc ADR	49,945
2,180	Chevron Corp.	144,399
755	ConocoPhillips Holding Co.	31,734
1,286	EnCana Corp. ADR	63,632
1,463	Exxon Mobil Corp.	102,311
2,026	Marathon Oil Corp.	61,037
716	Schlumberger Ltd.	38,759
1,859	Total S.A. ADR	100,835
1,593	XTO Energy, Inc.	60,766

		738,343

	Food & Staples Retailing — 1.8%
792	Walgreen Co.	23,297
1,141	Wal-Mart Stores, Inc.	55,255

		78,552

	Food, Beverage & Tobacco — 5.0%
1,524	Nestle S.A. ADR	57,318
1,038	PepsiCo, Inc.	57,054
1,362	Philip Morris International, Inc.	59,410
1,150	SABMiller plc ADR	23,437
652	Unilever N.V.	15,765

		212,984

	Health Care Equipment & Services — 3.6%
803	Covidien plc	30,053
485	McKesson Corp.	21,331
1,818	Medtronic, Inc.	63,444
1,536	UnitedHealth Group, Inc.	38,367

		153,195

	Household & Personal Products — 2.3%
731	Kimberly-Clark Corp.	38,311
1,154	Procter & Gamble Co.	58,980

		97,291

	Insurance — 5.1%
1,261	ACE Ltd.	55,787
1,058	Aflac, Inc.	32,890
998	Marsh & McLennan Cos., Inc.	20,086
1,942	Metlife, Inc.	58,282
478	Principal Financial Group, Inc.	9,011
339	Prudential Financial, Inc.	12,610
792	Travelers Cos., Inc.	32,496

		221,162

	Materials — 3.6%
877	Agrium U.S., Inc.	34,991
180	Air Products and Chemicals, Inc.	11,646
944	Barrick Gold Corp.	31,661
605	BHP Billiton Ltd. ADR	33,101
2,807	International Paper Co.	42,467

		153,866

	Media — 2.5%
1,188	Comcast Corp. Class A	17,211
828	Comcast Corp. Special Class A	11,672
583	McGraw-Hill Cos., Inc.	17,566
1,345	Time Warner, Inc.	33,887
1,135	Walt Disney Co.	26,470

		106,806

	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
664	Abbott Laboratories	31,244
1,284	AstraZeneca plc ADR	56,663
2,381	Bristol-Myers Squibb Co.	48,350
2,569	Eli Lilly & Co.	88,997
306	Johnson & Johnson	17,392
2,275	Merck & Co., Inc.	63,595
3,472	Pfizer, Inc.	52,083
3,470	Schering-Plough Corp.	87,171
481	Teva Pharmaceutical Industries Ltd. ADR	23,738
1,230	Wyeth	55,807

		525,040

	Retailing — 2.1%
1,225	Gap, Inc.	20,092
1,420	Limited Brands, Inc.	16,992
2,570	Staples, Inc.	51,829

		88,913

	Semiconductors & Semiconductor Equipment — 0.8%
1,611	Texas Instruments, Inc.	34,304

The accompanying notes are an integral part of these financial statements.

   28

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Software & Services — 3.4%
1,576	Accenture Ltd. Class A		$52,746
1,034	Automatic Data Processing, Inc.		36,645
2,426	Microsoft Corp.		57,666

			147,057

	Technology Hardware & Equipment — 5.7%
2,102	Corning, Inc.		33,756
1,441	Hewlett-Packard Co.		55,691
1,162	IBM Corp.		121,357
5,330	Xerox Corp.		34,538

			245,342

	Telecommunication Services — 5.1%
6,946	AT&T, Inc.		172,550
1,521	Verizon Communications, Inc.		46,754

			219,304

	Transportation — 1.4%
657	FedEx Corp.		36,520
455	United Parcel Service, Inc. Class B		22,731

			59,251

	Utilities — 5.8%
2,037	Dominion Resources, Inc.		68,066
1,171	Exelon Corp.		59,943
1,112	FPL Group, Inc.		63,234
1,304	PG&E Corp.		50,133
429	Veolia Environment ADR		12,679

			254,055

	Total common stocks (cost $4,479,310)		$4,261,239

WARRANTS — 0.0%
	Banks — 0.0%
194	Washington Mutual, Inc. Private Placement (H)(D)(A)		—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $4,479,310)		$4,261,239

Principal
Amount

SHORT-TERM INVESTMENTS — 1.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,269, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $3,334)
$3,269	0.09%, 6/30/2009		$3,269

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $30,099, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $30,701)

30,099	0.05%, 6/30/2009		30,099

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $7,569, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $7,720)

7,569	0.09%, 6/30/2009		7,569
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $11,339, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $11,565)
11,338	0.08%, 6/30/2009		11,338
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $10, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $10)
10	0.03%, 6/30/2009		10

			52,285

	Total short-term investments (cost $52,285)		$52,285

	Total investments (cost $4,531,595) (C)	100.0%	$4,313,524
	Other assets and liabilities	—%	909

	Total net assets	100.0%	$4,314,433

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.8% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,551,780 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$355,980
Unrealized Depreciation	(594,236)

Net Unrealized Depreciation	$(238,256)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $141, which represents 0.00% of total net assets.

(D)	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

   29

Hartford Dividend and Growth HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2008	1,554	Washington Mutual, Inc. Private Placement	$13,600
04/2008	194	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $141 which represents 0.00% of total net assets.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$4,261,239	$4,261,098	$—	$141
Short-Term Investments	52,285	—	52,285	—

Total	$4,313,524	$4,261,098	$52,285	$141

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Change in		Balance as of
	December 31,	Unrealized		June 30,
	2008	Appreciation		2009

Assets:
Common Stock	$30	$111	*	$141

Total	$30	$111		$141

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $111.

The accompanying notes are an integral part of these financial statements.

   30

Hartford International Opportunities HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 94.0%
	Australia — 1.4%
40	Karoon Gas Australia Ltd. (D)	$289
1,863	Westfield Group	17,055

		17,344

	Belgium — 0.6%
2,277	Fortis	7,797

	Brazil — 2.5%
938	Banco Bradesco S.A. ADR	13,848
278	Cia Brasileira de Meios de Pagamentos (D)	2,387
933	Itau Unibanco Banco Multiplo S.A. ADR	14,768

		31,003

	Canada — 5.9%
1,209	Brookfield Asset Management, Inc. (D)	20,683
56	Canadian Natural Resources Ltd.	2,951
168	EnCana Corp.	8,310
83	Potash Corp. of Saskatchewan, Inc. ADR	7,779
840	Suncor Energy, Inc.	25,541
203	Toronto-Dominion Bank	10,508

		75,772

	China — 2.5%
13,893	Industrial and Commercial Bank of China	9,624
189	PetroChina Co. Ltd. ADR	20,903

		30,527

	Denmark — 0.5%
493	DSV A/S	6,110

	France — 6.2%
164	BNP Paribas	10,725
553	Groupe Danone	27,398
167	L’Oreal S.A.	12,536
387	Renault S.A.	14,290
78	Sanofi-Aventis S.A.	4,611
136	Total S.A.	7,388

		76,948

	Germany — 7.3%
127	Allianz SE	11,693
645	Daimler AG	23,432
1,941	Deutsche Post AG	25,338
301	SAP AG	12,118
278	Siemens AG	19,246

		91,827

	Greece — 1.1%
484	National Bank of Greece	13,417

	Hong Kong — 4.8%
5,043	Cathay Pacific Airways Ltd.	6,918
1,142	China Merchants Holdings International Co., Ltd.	3,271
2,401	Esprit Holdings Ltd.	13,339
8,322	Shangri-La Asia Ltd.	12,291
1,955	Sun Hung Kai Properties Ltd.	24,277

		60,096

	Ireland — 2.6%
1,220	CRH plc	27,929
1,025	Ryanair Holdings plc (D)	4,738

		32,667

	Israel — 2.3%
577	Teva Pharmaceutical Industries Ltd. ADR	28,474

	Japan — 12.5%
283	East Japan Railway Co.	17,014
282	Eisai Co., Ltd.	10,013
1,713	Hino Motors Ltd.	5,333
196	Ibiden Co., Ltd.	5,487
2	KDDI Corp.	11,047
1,359	Mitsubishi Electric Corp.	8,589
3,721	Mitsubishi UFJ Financial Group, Inc.	22,973
519	NGK Spark Plug Co., Ltd.	4,955
158	Nidec Corp.	9,593
21	Nintendo Co., Ltd.	5,729
230	Nippon Telegraph & Telephone Corp.	9,379
1,117	Nomura Holdings, Inc.	9,428
67	Osaka Titanium Technologies	2,462
186	Secom Co., Ltd.	7,553
407	Softbank Corp.	7,932
462	Sumitomo Mitsui Financial Group, Inc.	18,703
149	Toho Titanium Co., Ltd.	2,547

		158,737

	Mexico — 0.8%
148	America Movil S.A.B. de C.V. ADR	5,742
368	Cemex S.A. de C.V. ADR (D)	3,434

		9,176

	Netherlands — 2.6%
304	ING Groep N.V.	3,084
2,102	Koninklijke (Royal) KPN N.V.	29,008

		32,092

	Russia — 0.9%
590	Mechel ADR	4,926
161	Mobile Telesystems OJSC ADR	5,935

		10,861

	South Africa — 2.0%
148	Anglo American Platinum Co., Ltd.	10,494
666	Impala Platinum Holdings Ltd.	14,741

		25,235

	South Korea — 0.9%
24	Samsung Electronics Co., Ltd.	11,198

	Spain — 4.8%
2,177	Banco Santander Central Hispano S.A.	26,311
756	Enagas	14,926
57	Industria de Diseno Textil S.A.	2,764
361	Red Electrica Corporacion S.A.	16,369

		60,370

	Switzerland — 7.5%
327	Julius Baer Holding Ltd.	12,722
712	Nestle S.A.	26,880
92	Roche Holding AG	12,542
151	Synthes, Inc.	14,608
2,218	UBS AG	27,231

		93,983

	Taiwan — 1.1%
642	High Technology Computer Corp.	9,027
1,677	Hon Hai Precision Industry Co., Ltd.	5,142

		14,169

	United Kingdom — 22.9%
140	Anglo American plc	4,107
381	AstraZeneca plc	16,793

The accompanying notes are an integral part of these financial statements.

   31

Hartford International Opportunities HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCKS — (continued)

	United Kingdom — (continued)
3,631	BAE Systems plc		$20,291
1,740	Barclays Bank plc		8,084
1,148	BG Group plc		19,333
4,336	BP plc		34,264
5,602	HSBC Holding plc		46,673
1,182	Imperial Tobacco Group plc		30,760
1,205	National Grid plc		10,874
482	Rio Tinto plc		16,699
253	Rio Tinto plc Rights		2,907
339	SABMiller plc		6,915
2,562	Tesco plc		14,962
6,523	Vodafone Group plc		12,687
196	Wolseley plc		3,759
2,290	WPP plc		15,226
2,170	Xstrata plc		23,590

			287,924

	United States — 0.3%
164	Frontline Ltd.		3,983

	Total common stocks (cost $1,157,919)		$1,179,710

EXCHANGE TRADED FUNDS — 2.8%
	United States — 2.8%
404	iShares MSCI EAFE Index Fund		$18,502
353	iShares MSCI Emerging Markets Index Fund		11,371
184	iShares S&P Eur 350		5,776

	Total exchange traded funds (cost $32,795)		$35,649

	Total long-term investments (cost $1,190,714)		$1,215,359

Principal
Amount

SHORT-TERM INVESTMENTS — 3.4%
	Repurchase Agreements — 3.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,685, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $2,739)
$2,685	0.09%, 6/30/2009		$2,685

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $24,721, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $25,215)

24,721	0.05%, 6/30/2009		24,721

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $6,216, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $6,341)

6,216	0.09%, 6/30/2009		6,216
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,313, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $9,499)
9,313	0.08%, 6/30/2009		9,313
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $8, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $8)
8	0.03%, 6/30/2009		8

			42,943

	Total short-term investments (cost $42,943)		$42,943

	Total investments (cost $1,233,657) (C)	100.2%	$1,258,302
	Other assets and liabilities	(0.2)%	(2,934)

	Total net assets	100.0%	$1,255,368

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 93.7% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,290,565 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,960
Unrealized Depreciation	(127,223)

Net Unrealized Depreciation	$(32,263)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$3,828	$3,842	07/01/09	$(14)
Canadian Dollar (Buy)	1,237	1,249	07/02/09	(12)
Canadian Dollar (Buy)	2,496	2,499	07/06/09	(3)
Euro (Sell)	2,787	2,797	07/01/09	10
Euro (Sell)	2,673	2,684	07/02/09	11
Euro (Sell)	6,289	6,287	07/02/09	(2)
Euro (Sell)	5,308	5,306	07/06/09	(2)
Hong Kong Dollar (Buy)	1,259	1,259	07/02/09	—
Swiss Franc (Buy)	1,855	1,858	07/01/09	(3)
Swiss Franc (Buy)	8,743	8,753	07/02/09	(10)

				$(25)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   32

Diversification by Industry
as of June 30, 2009

Percentage of
Industry	Net Assets
Automobiles & Components	3.4

Banks	15.6

Capital Goods	4.5

Commercial & Professional Services	0.6

Consumer Durables & Apparel	1.6

Consumer Services	1.0

Diversified Financials	6.1

Energy	9.8

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	7.3

Health Care Equipment & Services	1.2

Household & Personal Products	1.0

Insurance	0.9

Materials	9.7

Media	1.2

Other Investment Pools and Funds	1.5

Pharmaceuticals, Biotechnology & Life Sciences	5.8

Real Estate	3.3

Retailing	1.3

Semiconductors & Semiconductor Equipment	0.9

Software & Services	1.6

Technology Hardware & Equipment	2.3

Telecommunication Services	6.6

Transportation	5.0

Utilities	3.4

Short-Term Investments	3.4

Other Assets and Liabilities	(0.2)

Total	100.0%

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks	$1,179,710	$199,778	$979,932	$—
Exchange Traded Funds	35,649	35,649	—	—
Short-Term Investments	42,943	—	42,943	—

Total	$1,258,302	$235,427	$1,022,875	$—

Other Financial Instruments (Q)	$21	$—	$21	$—

Liabilities:
Other Financial Instruments (Q)	$46	$—	$46	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of	Transfers In	Balance as of
	December 31,	and/or Out of	June 30,
	2008	Level 3	2009
Assets:
Common Stock	$58,546	$(58,546)	$—

Total	$58,546	$(58,546)	$—

The accompanying notes are an integral part of these financial statements.

   33

Hartford Money Market HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
CERTIFICATES OF DEPOSIT — 1.6%
	Finance — 1.6%
	BNP Paribas
$27,000	0.26%, 08/18/2009	$27,000
	BNP Paribas Finance
21,500	0.71%, 07/13/2009	21,500
	Royal Bank of Canada NY
9,000	0.27%, 08/26/2009	9,000
	Toronto-Dominion Holdings
14,500	0.22%, 07/15/2009	14,500

		72,000

	Total certificates of deposit (cost $72,000)	$72,000

COMMERCIAL PAPER — 34.9%
	Basic Materials — 1.1%
	Praxair, Inc.
$33,400	0.20%, 07/29/2009 — 07/30/2009	$33,395
16,500	0.35%, 07/16/2009	16,497

		49,892

	Consumer Staples — 4.5%
	Coca Cola Co.
28,000	0.20%, 07/29/2009 — 08/19/2009	27,995
10,750	0.22%, 08/21/2009	10,746
28,000	0.50%, 10/05/2009	27,963
	Colgate-Palmolive Co.
20,750	0.18%, 07/10/2009	20,749
21,000	0.20%, 07/02/2009	21,000
	Proctor & Gamble
32,750	0.18%, 07/08/2009 (I)	32,749
41,000	0.20%, 07/30/2009 — 08/10/2009 (I)	40,993
15,250	0.25%, 09/14/2009 (I)	15,242

		197,437

	Energy — 1.0%
	ConocoPhillips
45,500	0.22%, 07/09/2009 (I)	45,498

	Finance — 13.4%
	Citigroup Funding, Inc.
47,500	0.20%, 09/10/2009	47,481
42,000	0.25%, 08/10/2009	41,989
	European Investment Bank
23,500	0.21%, 08/17/2009	23,494
	General Electric Capital Corp.
74,000	0.23%, 07/30/2009 — 09/02/2009	73,977
	JP Morgan Chase Funding, Inc.
32,000	0.25%, 07/08/2009 — 08/31/2009	31,995
23,500	0.30%, 07/14/2009	23,497
	Kreditanstalt fuer Wiederaufbau
25,250	0.17%, 08/04/2009 (I)	25,246
43,000	0.20%, 07/24/2009 (I)	42,995
20,500	0.31%, 09/24/2009 (I)	20,486
25,000	0.32%, 10/08/2009 (I)	24,978
19,500	0.33%, 08/12/2009 (I)	19,493
	Queensland Treasury Corp.
15,000	0.42%, 08/31/2009	14,989
20,750	0.50%, 10/06/2009	20,722
32,750	0.62%, 07/20/2009	32,739
	Rabobank USA
9,750	0.19%, 07/16/2009	9,749
24,500	0.25%, 09/03/2009	24,489
8,500	0.30%, 08/21/2009	8,497
13,250	0.64%, 07/06/2009	13,249
	Royal Bank of Scotland plc
26,000	0.19%, 08/27/2009	25,992
	State Street Corp.
33,000	0.22%, 08/14/2009	32,991
	Toronto-Dominion Holdings
19,250	0.35%, 10/21/2009 (I)	19,229
	Wells Fargo
19,500	0.05%, 07/01/2009	19,500

		597,777

	Foreign Governments — 10.5%
	British Columbia (Province of)
20,500	0.18%, 08/26/2009	20,494
42,250	0.23%, 09/01/2009 — 09/08/2009	42,233
19,000	0.28%, 10/06/2009	18,986
7,000	0.29%, 08/20/2009	6,997
23,250	0.42%, 07/14/2009	23,246
	Canada (Government of)
35,250	0.23%, 10/06/2009	35,228
44,750	0.25%, 09/11/2009	44,728
31,250	0.58%, 08/07/2009	31,231
	Ontario (Province of)
11,300	0.20%, 07/08/2009	11,300
41,500	0.22%, 08/04/2009	41,491
25,250	0.23%, 08/13/2009	25,243
26,750	0.24%, 09/09/2009	26,737
	Quebec (Province of)
26,250	0.20%, 07/09/2009 (M)	26,249
29,000	0.23%, 08/24/2009	28,990
8,000	0.27%, 07/21/2009	7,999
43,250	0.28%, 08/04/2009	43,239
26,750	0.45%, 07/20/2009	26,744

		461,135

	Health Care — 0.7%
	Abbott Laboratories
19,850	0.20%, 07/28/2009	19,847
11,500	0.21%, 08/31/2009 (I)	11,496

		31,343

	Technology — 1.3%
	Microsoft Corp.
34,250	0.20%, 08/21/2009	34,241
23,600	0.23%, 07/07/2009	23,599

		57,840

	Transportation — 1.1%
	General Dynamics Corp.
49,500	0.21%, 07/01/2009 (I)	49,500

	Utilities — 1.3%
	Florida Power And Light Co.
23,000	0.17%, 07/06/2009	22,999
9,100	0.20%, 07/07/2009	9,100
23,250	0.23%, 07/27/2009	23,246

		55,345

	Total commercial paper (cost $1,545,767)	$1,545,767

CORPORATE NOTES — 4.2%
	Finance — 4.2%
	American Honda Finance Corp.
$25,750	0.76%, 09/18/2009 (I)(L)	$25,750
	Australia & New Zealand Banking Group Ltd.
26,250	1.04%, 10/02/2009 (I)(L)(?)	26,250
	Bank of Nova Scotia
25,250	1.42%, 08/10/2009 (I)(L)	25,250
	John Deere Capital Corp.
22,300	0.71%, 09/01/2009 (L)	22,297

The accompanying notes are an integral part of these financial statements.

   34

Principal			Market
Amount			Value (W)

CORPORATE NOTES — (continued)

	Finance — (continued)
	Royal Bank of Canada
$21,250	0.74%, 10/15/2009 (I)(L)		$21,250
	Royal Bank of Scotland plc
25,750	1.03%, 10/09/2009 (I)(L)(BB)		25,750
	Wachovia Bank NA
34,000	1.59%, 08/04/2009 (L)(BB)		34,000

			180,547

	Total corporate notes (cost $180,547)		$180,547

REPURCHASE AGREEMENTS — 2.9%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $107,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $109,237)
$107,371	0.01% dated 06/30/2009		$107,371
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $20,153, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $20,501)
20,153	0.01% dated 06/30/2009		20,153

	Total repurchase agreements (cost $127,524)		$127,524

Shares

INVESTMENT POOLS AND FUNDS — 5.4%
117,418	JP Morgan U.S. Government Money Market Fund		117,418
—	State Street Bank U.S. Government Money Market Fund		—
117,624	Wells Fargo Advantage Government Money Market Fund		117,624

	Total time deposits (cost $235,042)		$235,042

Principal
Amount

U.S. GOVERNMENT AGENCIES — 24.4%
	Federal Home Loan Bank — 7.7%
$66,500	0.16%, 07/15/2009 — 07/28/2009 (M)		$66,494
66,500	0.18%, 08/21/2009 (M)		66,481
64,500	0.20%, 08/14/2009		64,485
18,500	0.21%, 08/07/2009		18,496
44,600	0.22%, 07/10/2009 — 09/04/2009		44,590
48,200	0.28%, 07/22/2009		48,192
29,250	0.34%, 10/21/2009 (M)		29,220

			337,958

	Federal Home Loan Mortgage Corp. — 8.6%
24,250	0.14%, 08/12/2009		24,246
41,000	0.20%, 08/17/2009 (M)		40,989
9,600	0.20%, 07/28/2009		9,599
38,750	0.21%, 09/14/2009		38,734
16,250	0.22%, 09/28/2009		16,241
20,000	0.24%, 07/06/2009 (M)		19,999
55,750	0.26%, 09/21/2009 — 09/23/2009		55,718
42,250	0.27%, 07/29/2009 — 11/02/2009		42,223
35,000	0.28%, 08/24/2009		34,985
16,500	0.34%, 10/26/2009 (M)		16,482
33,250	0.34%, 10/13/2009		33,217
46,500	0.35%, 08/03/2009		46,485

			378,918

	Federal National Mortgage Association — 8.1%
85,250	0.17%, 07/21/2009 — 08/24/2009 (M)		85,235
23,250	0.19%, 08/26/2009		23,243
84,250	0.22%, 09/02/2009 — 10/07/2009		84,210
22,500	0.23%, 07/06/2009 (M)		22,499
24,147	0.25%, 09/30/2009		24,131
27,500	0.26%, 07/01/2009		27,500
35,500	0.33%, 07/27/2009		35,492
38,750	0.34%, 10/21/2009		38,712
14,500	0.36%, 08/31/2009 (M)		14,491

			355,513

	Total U.S. government agencies (cost $1,072,389)		$1,072,389

U.S. TREASURY BILLS — 20.8%
$149,000	0.14%, 07/23/2009 (M)		$148,988
100,000	0.16%, 08/20/2009 (M)		99,978
100,000	0.18%, 09/15/2009 (M)		99,962
120,000	0.20%, 08/06/2009 (M)		119,977
137,000	0.23%, 12/29/2009 (M)		136,845
145,000	0.26%, 10/15/2009 (M)		144,890
167,000	0.31%, 07/02/2009 (M)		166,999

			917,639

	Total U.S. treasury bills (cost $917,639)		$917,639

U.S. TREASURY NOTES — 6.0%
$108,000	3.49%, 08/15/2009		$108,446
81,500	4.63%, 07/31/2009		81,801
71,500	5.96%, 08/15/2009		72,014

			262,261

	Total U.S. treasury notes (cost $262,261)		$262,261

CAPITAL SUPPORT AGREEMENT — 0.0%
$—	Hartford Life, Inc. Capital Support Agreement (BB)		$—

	Total investments (cost $4,413,169) (C)	$100.2%	$4,413,169
	Other assets and liabilities	(0.2)%	(8,002)

	Total net assets	$100.0%	$4,405,167

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 18.1% of total net assets at June 30, 2009.

(C)	Also represents cost for tax purposes.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $472,155, which represents 10.72% of total net assets.

The accompanying notes are an integral part of these financial statements.

   35

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. These securities are valued at amortized cost, which approximates fair value. See “Money Market HLS Fund Support Agreement” in the Notes to Financial Statements for additional information.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$72,000	$—	$72,000	$—
Commercial Paper	1,545,767	—	1,545,767	—
Corporate Notes	180,547	—	180,547	—
Investment Pools and Funds	235,042	235,042	—	—
Repurchase Agreements	127,524	—	127,524	—
U.S. Government Agencies	1,072,389	—	1,072,389	—
U.S. Treasury Bills	917,639	—	917,639	—
U.S. Treasury Notes	262,261	—	262,261	—

Total	$4,413,169	$235,042	$4,178,127	$—

Other Financial Instruments (Q)	$—	$—	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   36

Hartford Small Company HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 96.0%
	Automobiles & Components — 0.0%
6	Standard Motor Products	$46

	Banks — 1.1%
11	First Citizens Bancshares Class A	1,477
244	International Bancshares Corp.	2,519
285	Signature Bank (D)	7,741

		11,737

	Capital Goods — 8.0%
34	Acuity Brands, Inc.	963
428	Advanced Battery Technologies, Inc. (D)	1,721
66	American Superconductor Corp. (D)	1,720
68	Apogee Enterprises	841
75	Applied Signal Technology	1,904
51	AZZ, Inc. (D)	1,765
415	BE Aerospace, Inc. (D)	5,954
198	Beacon Roofing Supply, Inc. (D)	2,860
253	Briggs & Stratton Corp.	3,370
110	Chart Industries, Inc. (D)	2,003
45	China Fire & Security Group (D)	546
5	Clarcor, Inc.	134
53	Cubic Corp.	1,885
116	EMCOR Group, Inc. (D)	2,331
109	Energy Recovery, Inc. (D)	773
41	ESCO Technologies, Inc. (D)	1,846
310	Force Protection, Inc. (D)	2,740
10	GrafTech International Ltd. (D)	111
8	Graham Corp.	109
43	Granite Construction, Inc.	1,432
284	GT Solar International, Inc. (D)	1,509
52	Heico Corp.	1,869
54	II-VI, Inc. (D)	1,197
158	Lennox International, Inc.	5,073
155	MasTec, Inc. (D)	1,818
34	Michael Baker Corp. (D)	1,447
15	Middleby Corp. (D)	652
1	Nordson Corp.	52
163	Orbital Sciences Corp. (D)	2,479
96	Orion Marine Group, Inc. (D)	1,833
75	Pall Corp.	1,985
201	Pentair, Inc.	5,161
40	Powell Industries, Inc. (D)	1,470
169	Regal-Beloit Corp.	6,720
183	Sunpower Corp. Class B (D)	4,390
278	Taser International, Inc. (D)	1,266
261	Teledyne Technologies, Inc. (D)	8,563
24	Trex Co., Inc. (D)	317
54	Watsco, Inc.	2,642

		85,451

	Commercial & Professional Services — 2.6%
48	ABM Industries, Inc.	866
15	Administaff, Inc.	346
123	American Reprographics Co. LLC (D)	1,025
248	APAC TeleServices, Inc. (D)	1,271
86	CBIZ, Inc. (D)	612
349	Corrections Corp. of America (D)	5,934
6	Geo Group, Inc. (D)	115
6	GP Strategies Corp. (D)	38
107	Healthcare Services Group, Inc.	1,921
167	Herman Miller, Inc.	$2,568
209	Knoll, Inc.	1,588
7	McGrath RentCorp.	132
35	Rollins, Inc.	608
262	Sykes Enterprises, Inc. (D)	4,738
100	Tetra Tech, Inc. (D)	2,854
82	Watson Wyatt Worldwide, Inc.	3,068

		27,684

	Consumer Durables & Apparel — 5.4%
277	Carter’s, Inc. (D)	6,811
28	Deckers Outdoor Corp. (D)	1,989
63	Fossil, Inc. (D)	1,523
696	Hanesbrands, Inc. (D)	10,446
551	Jarden Corp. (D)	10,331
226	Pool Corp.	3,741
456	Smith & Wesson Holding Corp. (D)	2,589
73	Steven Madden Ltd. (D)	1,868
111	Sturm Ruger & Co., Inc.	1,378
156	Tempur-Pedic International, Inc.	2,042
111	Timberland Co. Class A (D)	1,477
104	Tupperware Brands Corp.	2,693
51	Under Armour, Inc. Class A (D)	1,147
249	Warnaco Group, Inc. (D)	8,072
83	Wolverine World Wide, Inc.	1,827

		57,934

	Consumer Services — 7.3%
47	American Public Education, Inc. (D)	1,874
124	Ameristar Casinos, Inc.	2,354
227	Bally Technologies, Inc. (D)	6,786
100	BJ’s Restaurants, Inc. (D)	1,683
163	Brinks Home Security Holding (D)	4,607
163	Buffalo Wild Wings, Inc. (D)	5,297
118	California Pizza Kitchen, Inc. (D)	1,568
27	Capella Education Co. (D)	1,608
54	CEC Entertainment, Inc. (D)	1,595
421	Cheesecake Factory, Inc. (D)	7,281
98	CKE Restaurants, Inc.	828
174	Coinstar, Inc. (D)	4,657
823	Corinthian Colleges, Inc. (D)	13,934
56	Cracker Barrel Old Country Store, Inc.	1,562
145	Domino’s Pizza, Inc. (D)	1,085
110	Jack in the Box, Inc. (D)	2,464
126	K12, Inc. (D)	2,708
291	Life Time Fitness, Inc. (D)	5,830
120	Lincoln Educational Services Corp. (D)	2,503
73	P. F. Chang’s China Bistro, Inc. (D)	2,333
61	Papa John’s International, Inc. (D)	1,509
146	Pinnacle Entertainment, Inc. (D)	1,357
4	Steiner Leisure Ltd. (D)	131
197	Texas Roadhouse, Inc. (D)	2,154
6	Universal Travel Group (D)	66

		77,774

	Diversified Financials — 1.4%
134	Advance America Cash Advance Centers, Inc.	595
178	Ezcorp, Inc. (D)	1,916
104	First Cash Financial Services, Inc. (D)	1,821
389	GFI Group, Inc.	2,619
189	Knight Capital Group, Inc. (D)	3,222
111	Life Partners Holdings, Inc.	1,575
153	optionsXpress Holdings, Inc.	2,381
28	Stifel Financial (D)	1,338

		15,467

	Energy — 3.7%
127	Alon USA Energy, Inc.	1,311
186	Arena Resources, Inc. (D)	5,913

The accompanying notes are an integral part of these financial statements.

   37

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Energy — (continued)
74	Carbo Ceramics, Inc.	$2,546
519	Complete Production Services, Inc. (D)	3,300
17	Contango Oil & Gas Co. (D)	710
52	Dril-Quip, Inc. (D)	1,989
1	Isramco, Inc. (D)	77
284	Karoon Gas Australia Ltd. (D)	2,071
54	Lufkin Industries, Inc.	2,279
138	Matrix Service Co. (D)	1,589
35	NATCO Group, Inc. (D)	1,158
105	Nordic American Tanker Shipping	3,348
86	Overseas Shipholding Group, Inc.	2,917
24	RPC, Inc.	199
174	St. Mary Land & Exploration Co.	3,628
75	Uranium Energy Corp. (D)	217
350	Vaalco Energy, Inc. (D)	1,482
188	Willbros Group, Inc. (D)	2,346
50	World Fuel Services Corp.	2,072

		39,152

	Food & Staples Retailing — 1.2%
224	BJ’s Wholesale Club, Inc. (D)	7,227
83	Casey’s General Stores, Inc.	2,127
96	Pantry, Inc. (D)	1,586
70	United Natural Foods, Inc. (D)	1,829

		12,769

	Food, Beverage & Tobacco — 1.5%
35	American Dairy, Inc. (D)	1,381
74	American Italian Pasta Co. (D)	2,158
5	Cal-Maine Foods, Inc.	129
125	Cental Euro Distribution Corp. (D)	3,332
118	Darling International, Inc. (D)	780
6	Diamond Foods, Inc.	164
28	J&J Snack Foods Corp.	1,019
69	Lancaster Colony Corp.	3,028
40	Lance, Inc.	918
58	Sanderson Farms, Inc.	2,618
55	Vector Group Ltd.	789

		16,316

	Health Care Equipment & Services — 12.5%
212	Align Technology, Inc. (D)	2,249
436	Allscripts Misys Healthcare Solution	6,909
126	Almost Family, Inc. (D)	3,278
53	Amedisys, Inc. (D)	1,763
207	American Medical Systems Holdings (D)	3,277
120	Amerigroup Corp. (D)	3,228
46	Angiodynamics, Inc. (D)	611
71	Athenahealth, Inc. (D)	2,636
59	Catalyst Health Solutions (D)	1,460
97	Centene Corp. (D)	1,946
4	Chemed Corp.	152
107	CryoLife, Inc. (D)	595
6	Cyberonics, Inc. (D)	99
397	Eclipsys Corp. (D)	7,064
53	Emergency Medical Services (D)	1,935
10	Enteromedics, Inc. (D)	33
52	Genoptix, Inc. (D)	1,663
43	Haemonetics Corp. (D)	2,470
372	Health Net, Inc. (D)	5,777
710	HealthSouth Corp. (D)	10,254
80	HMS Holdings Corp. (D)	3,264
61	ICU Medical, Inc. (D)	2,496
250	Inverness Medical Innovation, Inc. (D)	8,899
52	IPC The Hospitalist Co. (D)	1,401
22	Landauer, Inc.	1,351
76	LHC Group, Inc. (D)	1,698
282	Masimo Corp. (D)	6,790
154	MedAssets, Inc. (D)	2,992
73	NuVasive, Inc. (D)	3,272
86	Omnicare, Inc.	2,221
81	Palomar Medical Technologies, Inc. (D)	1,192
55	PharMerica Corp. (D)	1,087
126	Phase Forward, Inc. (D)	1,902
61	Providence Service Corp. (D)	664
178	Psychiatric Solutions, Inc. (D)	4,039
62	Quality Systems	3,516
55	Rehabcare Group, Inc. (D)	1,308
75	Sirona Dental Systems, Inc. (D)	1,490
299	SSL International plc	2,554
104	STERIS Corp.	2,721
137	Thoratec Corp. (D)	3,676
45	Triple-S Management Corp., Class B (D)	698
2	Utah Medical Products, Inc.	57
78	Varian Medical Systems, Inc. (D)	2,758
559	Volcano Corp. (D)	7,815
3	Young Innovations, Inc.	56
250	Zoll Medical Corp. (D)	4,842

		132,158

	Household & Personal Products — 1.4%
461	American Oriental Bioengineering, Inc. (D)	2,440
35	Chattem, Inc. (D)	2,407
20	China Sky One Medical, Inc. (D)	264
256	Herbalife Ltd.	8,059
98	Nu Skin Enterprises, Inc. Class A	1,501

		14,671

	Insurance — 1.4%
118	Allied World Assurance Holdings Ltd.	4,803
198	Assured Guaranty Ltd.	2,454
43	eHealth, Inc. (D)	760
618	Lancashire Holdings Ltd. (D)	4,748
74	Tower Group, Inc.	1,829

		14,594

	Materials — 2.3%
28	Arch Chemicals, Inc.	678
46	BWAY Holding Co. (D)	809
5	China Green Agriculture, Inc. (D)	44
170	Cytec Industries, Inc.	3,167
166	Eagle Materials, Inc.	4,184
56	Koppers Holdings, Inc.	1,464
75	LSB Industries, Inc. (D)	1,213
29	Newmarket Corp.	1,983
29	Omnova Solutions, Inc. (D)	94
35	Paramount Gold & Silver Corp. (D)	53
59	Rock Tenn Co. Class A	2,252
176	Scotts Miracle-Gro Co. Class A	6,162
33	Silgan Holdings, Inc.	1,605
107	Worthington Industries, Inc.	1,363

		25,071

	Media — 1.2%
6	Carmike Cinemas, Inc.	50
145	Dolan Media Co. (D)	1,859
135	DreamWorks Animation SKG, Inc. (D)	3,729
172	Marvel Entertainment, Inc. (D)	6,124
32	National Cinemedia, Inc.	435

The accompanying notes are an integral part of these financial statements.

   38

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Media — (continued)
14	Rentrak Corp. (D)	$229

		12,426

	Pharmaceuticals, Biotechnology & Life Sciences — 8.6%
601	Alkermes, Inc. (D)	6,498
14	Aryx Therapeutics, Inc. (D)	56
135	Auxilium Pharmaceuticals, Inc. (D)	4,231
60	Avanir Pharmaceuticals (D)	134
109	AVI BioPharma, Inc. (D)	172
616	Celera Corp. (D)	4,697
73	Cephalon, Inc. (D)	4,107
129	Cougar Biotechnology, Inc. (D)	5,559
376	Cubist Pharmaceuticals, Inc. (D)	6,894
25	Dionex Corp. (D)	1,521
186	Enzon, Inc. (D)	1,461
193	eResearch Technology, Inc. (D)	1,197
15	Harvard Bioscience, Inc. (D)	60
347	Icon plc ADR (D)	7,495
139	Impax Laboratories, Inc. (D)	1,025
154	Isis Pharmaceuticals, Inc. (D)	2,538
7	Lannet, Inc. (D)	46
116	Martek Biosciences Corp.	2,449
24	Maxygen, Inc. (D)	164
301	Medicines Co. (D)	2,526
8	Medicis Pharmaceutical Corp. Class A	136
61	Myriad Genetics, Inc. (D)	2,175
40	Myriad Pharmaceuticals, Inc. (D)	188
269	Nektar Therapeutics (D)	1,746
83	NPS Pharmaceuticals, Inc. (D)	387
181	Onyx Pharmaceuticals, Inc. (D)	5,106
110	OSI Pharmaceuticals, Inc. (D)	3,097
419	PAREXEL International Corp. (D)	6,021
298	PDL Biopharma, Inc.	2,353
319	Questcor Pharmaceuticals (D)	1,597
295	Regeneron Pharmaceuticals, Inc. (D)	5,282
167	Spectrum Pharmaceuticals, Inc. (D)	1,276
50	United Therapeutics Corp. (D)	4,197
95	Vertex Pharmaceuticals, Inc. (D)	3,387
229	VIVUS, Inc. (D)	1,391

		91,169

	Real Estate — 1.0%
632	Diamondrock Hospitality	3,955
29	PS Business Parks, Inc.	1,407
54	Tanger Factory Outlet Center	1,764
146	Taubman Centers, Inc.	3,926

		11,052

	Retailing — 4.3%
121	99 Cents Only Stores (D)	1,646
148	Advance Automotive Parts, Inc.	6,148
117	Aeropostale, Inc. (D)	4,017
33	Blue Nile, Inc. (D)	1,428
68	Cato Corp.	1,188
77	Children’s Place Retail Stores, Inc. (D)	2,039
51	Citi Trends, Inc. (D)	1,312
24	Core-Mark Holding Co., Inc. (D)	636
3	Destination Maternity Corp. (D)	52
72	Fred’s, Inc.	911
205	Gymboree Corp. (D)	7,273
61	Hibbett Sports, Inc. (D)	1,100
187	Hot Topic, Inc. (D)	1,367
76	J. Crew Group, Inc. (D)	2,046
96	Jo-Ann Stores, Inc. (D)	1,982
43	Joseph A. Bank Clothiers, Inc. (D)	1,492
230	Lumber Liquidators, Inc. (D)	3,618
593	OfficeMax, Inc.	3,724
110	PetMed Express, Inc. (D)	1,658
59	Tractor Supply Co. (D)	2,432
12	Wet Seal, Inc. Class A (D)	38

		46,107

	Semiconductors & Semiconductor Equipment — 4.1%
285	Amkor Technology, Inc. (D)	1,350
359	Atheros Communications, Inc. (D)	6,911
81	Cavium Networks, Inc. (D)	1,363
63	Hittite Microwave Corp. (D)	2,196
23	Micrel, Inc.	168
139	Microsemi Corp. (D)	1,915
59	Netlogic Microsystems, Inc. (D)	2,156
38	NVE Corp. (D)	1,834
1,110	ON Semiconductor Corp. (D)	7,617
2,507	RF Micro Devices, Inc. (D)	9,428
112	Semtech Corp. (D)	1,789
411	Skyworks Solutions, Inc. (D)	4,015
97	Tessera Technologies, Inc. (D)	2,457
45	Ultratech Stepper, Inc. (D)	553

		43,752

	Software & Services — 14.7%
44	ACI Worldwide, Inc. (D)	618
214	Acxiom Corp.	1,890
69	Advent Software, Inc. (D)	2,270
317	ArcSight, Inc. (D)	5,631
143	Ariba, Inc. (D)	1,404
387	Art Technology Group, Inc. (D)	1,472
92	AsiaInfo Holdings, Inc. (D)	1,586
96	Blackbaud, Inc.	1,489
59	Blackboard, Inc. (D)	1,697
83	Concur Technologies, Inc. (D)	2,588
343	Constant Contact, Inc. (D)	6,795
42	CSG Systems International, Inc. (D)	557
105	CyberSource Corp. (D)	1,611
105	DealerTrack Holdings, Inc. (D)	1,787
59	Digital River, Inc. (D)	2,138
110	Earthlink, Inc. (D)	817
122	Equinix, Inc. (D)	8,847
4	Forrester Research, Inc. (D)	94
148	Gartner, Inc. Class A (D)	2,262
170	Global Cash Access, Inc. (D)	1,349
180	Informatica Corp. (D)	3,097
137	j2 Global Communications, Inc. (D)	3,081
192	Jack Henry & Associates, Inc.	3,985
89	Manhattan Associates, Inc. (D)	1,626
31	MAXIMUS, Inc.	1,281
95	Mercadolibre, Inc. (D)	2,547
26	MicroStrategy, Inc. (D)	1,300
46	MoneyGram International, Inc. (D)	83
104	Net 1 UEPS Technologies, Inc. (D)	1,416
45	Netscout Systems, Inc. (D)	419
250	Neustar, Inc. (D)	5,549
224	Nice Systems Ltd. (D)	5,177
236	Parametric Technology Corp. (D)	2,764
95	Pegasystems, Inc.	2,495
163	Rackspace Hosting, Inc. (D)	2,258
269	Red Hat, Inc. (D)	5,424
157	S1 Corp. (D)	1,080
9	Sapient Corp. (D)	59
150	Smith Micro Software, Inc. (D)	1,472

The accompanying notes are an integral part of these financial statements.

   39

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCKS — (continued)

	Software & Services — (continued)
74	Solarwinds, Inc. (D)	$1,220
498	Solera Holdings, Inc. (D)	12,654
46	SPSS, Inc. (D)	1,520
62	Syntel, Inc.	1,961
93	Taleo Corp. Class A (D)	1,694
317	Tibco Software, Inc. (D)	2,270
695	TiVo, Inc. (D)	7,284
26	Tyler Corp. (D)	400
161	Valueclick, Inc. (D)	1,692
285	VistaPrint Ltd. (D)	12,158
354	Vocus, Inc. (D)	6,994
174	Websense, Inc. (D)	3,101
171	Wind River Systems, Inc. (D)	1,964
352	Wright Express Corp. (D)	8,965

		155,892

	Technology — 0.0%
18	Polypore International, Inc. (D)	197

	Technology Hardware & Equipment — 7.9%
880	3Com Corp. (D)	4,143
50	Acme Packet, Inc. (D)	507
72	ADTRAN, Inc.	1,555
41	Anaren Microwave, Inc. (D)	721
197	Arris Group, Inc. (D)	2,390
254	Aruba Networks, Inc. (D)	2,222
—	Bigband Networks, Inc. (D)	1
200	Brightpoint, Inc. (D)	1,254
181	Cogent, Inc. (D)	1,937
59	Cognex Corp.	829
56	Comtech Telecommunications Corp. (D)	1,775
118	Data Domain, Inc. (D)	3,925
30	DG Fastchannel, Inc. (D)	554
330	Harmonic, Inc. (D)	1,944
618	Jabil Circuit, Inc.	4,583
43	Logitech International S.A. (D)	599
1	Novatel Wireless, Inc. (D)	8
55	Osi Systems, Inc. (D)	1,155
244	Palm, Inc. (D)	4,040
65	Plantronics, Inc.	1,223
282	Plexus Corp. (D)	5,778
421	Polycom, Inc. (D)	8,536
358	Riverbed Technology, Inc. (D)	8,302
16	Scansource, Inc. (D)	404
911	Seagate Technology	9,527
357	Starent Networks Corp. (D)	8,723
70	STEC, Inc. (D)	1,621
76	Synaptics, Inc. (D)	2,950
106	Tekelec (D)	1,786

		82,992

	Telecommunication Services — 1.8%
21	AboveNet, Inc. (D)	1,733
46	Alaska Communication Systems Holdings, Inc.	336
5	Cbeyond, Inc. (D)	73
367	Centennial Cellular Corp. Class A (D)	3,067
10	Consolidated Communications Holdings, Inc.	116
18	Incontact, Inc. (D)	49
125	Iowa Telecommunications Services, Inc.	1,562
116	Neutral Tandem, Inc. (D)	3,414
97	NTELOS Holdings Corp.	1,779
150	Premiere Global Services, Inc. (D)	1,624
47	Shenandoah Telecommunications Co.	956
147	Syniverse Holdings, Inc. (D)	2,349
85	USA Mobility, Inc.	1,082
214	Virgin Mobile USA, Inc. (D)	859

		18,999

	Transportation — 2.2%
127	Con-way, Inc.	4,477
121	Copa Holdings S.A. Class A	4,926
5	Heartland Express, Inc.	81
207	Hub Group, Inc. (D)	4,267
143	J.B. Hunt Transport Services, Inc.	4,378
22	Knight Transportation, Inc.	359
357	Localiza Rent a Car S.A.	2,206
287	Tam S.A. (D)	2,991

		23,685

	Utilities — 0.4%
73	New Jersey Resources Corp.	2,696
32	South Jersey Industries, Inc.	1,125

		3,821

	Total common stocks (cost $989,569)	$1,020,916

EXCHANGE TRADED FUNDS — 1.5%
	Other Investment Pools and Funds — 1.5%
277	iShares Russell 2000 Growth Index Fund	$15,720

	Total exchange traded funds (cost $15,762)	$15,720

	Total long-term investments (cost $1,005,331)	$1,036,636

Principal
Amount

SHORT-TERM INVESTMENTS — 2.4%
	Repurchase Agreements — 2.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $979, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $998)
$979	0.09%, 6/30/2009	$979
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $6,371, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $6,482)
6,371	0.01%, 6/30/2009	6,371

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $9,011, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $9,192)

9,011	0.05%, 6/30/2009	9,011

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,266, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $2,311)

2,266	0.09%, 6/30/2009	2,266

The accompanying notes are an integral part of these financial statements.

   40

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,395, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $3,463)
$3,395	0.08%, 6/30/2009		$3,395
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $3)
3	0.03%, 6/30/2009		3
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,196, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1,216)
1,196	0.01%, 6/30/2009		1,196

			23,221

	U.S. Treasury Bills — 0.2%
1,950	0.13%, 7/16/2009 (S)(M)		1,950

	Total short-term investments (cost $25,171)		$25,171

	Total investments (cost $1,030,502) (C)	99.9%	$1,061,807
	Other assets and liabilities	0.1%	1,185

	Total net assets	100.0%	$1,062,992

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.5% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $1,055,819 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$86,269
Unrealized Depreciation	(80,281)

Net Unrealized Appreciation	$5,988

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	125	Long	Sep 2009	$(156)

*	The number of contracts does not omit 000’s.

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$1,020,916	$1,011,543	$9,373	$—
Exchange Traded Funds	15,720	15,720	—	—
Short-Term Investments	25,171	—	25,171	—

Total	$1,061,807	$1,027,263	$34,544	$—

Liabilities:
Other Financial Instruments (Q)	$156	$156	$—	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

   41

Hartford Stock HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCKS — 99.5%
	Automobiles & Components — 0.5%
1,768	Ford Motor Co. (D)	$10,729

	Banks — 3.7%
208	PNC Financial Services Group, Inc.	8,056
372	Standard Chartered plc	7,001
3,669	Washington Mutual, Inc. Private Placement (H)(A)	334
2,626	Wells Fargo & Co.	63,707

		79,098

	Capital Goods — 7.6%
251	Boeing Co.	10,663
388	Cummins, Inc.	13,665
165	Danaher Corp.	10,187
337	Deere & Co.	13,471
2,311	General Electric Co.	27,082
656	Honeywell International, Inc.	20,605
578	Illinois Tool Works, Inc.	21,564
503	Ingersoll-Rand Co. Class A	10,517
209	Lockheed Martin Corp.	16,840
212	Siemens AG ADR	14,634

		159,228

	Diversified Financials — 12.3%
868	Ameriprise Financial, Inc.	21,076
4,919	Bank of America Corp.	64,929
2,457	Discover Financial Services, Inc.	25,235
270	Goldman Sachs Group, Inc.	39,750
1,188	Invesco Ltd.	21,166
1,512	JP Morgan Chase & Co.	51,564
754	UBS AG	9,258
2,272	UBS AG ADR	27,736

		260,714

	Energy — 14.0%
210	BP plc ADR	10,008
312	Cameco Corp.	7,990
105	Chevron Corp.	6,923
345	EOG Resources, Inc.	23,460
1,407	Exxon Mobil Corp.	98,384
485	Hess Corp.	26,058
387	Marathon Oil Corp.	11,651
747	OAO Gazprom Class S ADR	15,128
300	Occidental Petroleum Corp.	19,737
311	Petro-Canada	11,960
516	Petroleo Brasileiro S.A. ADR	21,142
567	Schlumberger Ltd.	30,653
503	Suncor Energy, Inc. ADR	15,252

		298,346

	Food & Staples Retailing — 2.9%
602	Kroger Co.	13,281
775	Safeway, Inc.	15,785
172	Supervalu, Inc.	2,221
407	Walgreen Co.	11,969
372	Wal-Mart Stores, Inc.	18,010

		61,266

	Food, Beverage & Tobacco — 5.7%
588	General Mills, Inc.	32,957
1,192	PepsiCo, Inc.	65,523
900	Unilever N.V. NY Shares ADR	21,769

		120,249

	Health Care Equipment & Services — 3.0%
70	Intuitive Surgical, Inc. (D)	11,489
922	Medtronic, Inc.	32,176
309	Varian Medical Systems, Inc. (D)	10,851
225	Zimmer Holdings, Inc. (D)	9,585

		64,101

	Household & Personal Products — 0.8%
352	Procter & Gamble Co.	17,982

	Insurance — 1.0%
261	ACE Ltd.	11,564
491	Marsh & McLennan Cos., Inc.	9,878

		21,442

	Materials — 1.4%
544	Cliff’s Natural Resources, Inc.	13,312
185	Potash Corp. of Saskatchewan, Inc.	17,224

		30,536

	Media — 3.8%
3,171	Comcast Corp. Class A	45,954
504	Time Warner, Inc.	12,704
957	Viacom, Inc. Class B (D)	21,715

		80,373

	Pharmaceuticals, Biotechnology & Life Sciences — 9.6%
612	Abbott Laboratories	28,765
834	Daiichi Sankyo Co., Ltd.	14,885
2,385	Elan Corp. plc ADR (D)	15,192
435	Eli Lilly & Co.	15,082
975	Merck & Co., Inc.	27,253
2,228	Pfizer, Inc.	33,424
829	Schering-Plough Corp.	20,832
1,124	Shionogi & Co., Ltd.	21,721
307	UCB S.A.	9,871
511	Vertex Pharmaceuticals, Inc. (D)	18,223

		205,248

	Real Estate — 0.0%
2	Simon Property Group, Inc.	97

	Retailing — 6.1%
297	Best Buy Co., Inc.	9,943
10,986	Buck Holdings L.P. (H)(D)(A)	13,051
584	Kohl’s Corp. (D)	24,953
1,352	Lowe’s Co., Inc.	26,242
513	Nordstrom, Inc.	10,208
1,327	Staples, Inc.	26,773
481	Target Corp.	18,969

		130,139

	Semiconductors & Semiconductor Equipment — 3.2%
465	Lam Research Corp. (D)	12,077
1,931	Maxim Integrated Products, Inc.	30,289
1,220	Texas Instruments, Inc.	25,984

		68,350

The accompanying notes are an integral part of these financial statements.

   42

			Market
Shares			Value (W)

COMMON STOCKS — (continued)
	Software & Services — 6.9%
597	Accenture Ltd. Class A		$19,966
62	Google, Inc. (D)		26,056
2,772	Microsoft Corp.		65,898
470	Oracle Corp.		10,063
1,539	Western Union Co.		25,247

			147,230

	Technology Hardware & Equipment — 10.4%
298	Apple, Inc. (D)		42,430
3,017	Cisco Systems, Inc. (D)		56,231
535	Corning, Inc.		8,589
2,384	Flextronics International Ltd. (D)		9,798
1,251	Hewlett-Packard Co.		48,351
688	NetApp, Inc. (D)		13,557
929	Qualcomm, Inc.		41,968

			220,924

	Telecommunication Services — 1.2%
356	AT&T, Inc.		8,836
1,293	MetroPCS Communications, Inc. (D)		17,203

			26,039

	Transportation — 3.0%
3,367	Delta Air Lines, Inc. (D)		19,492
316	FedEx Corp.		17,592
537	United Parcel Service, Inc. Class B		26,835

			63,919

	Utilities — 2.4%
669	Exelon Corp.		34,280
259	Northeast Utilities		5,787
294	PG&E Corp.		11,294

			51,361

	Total common stocks (cost $2,424,893)		$2,117,371

WARRANTS — 0.0%
	Banks — 0.0%
459	Washington Mutual, Inc. Private Placement (H)(D)(A)		$—

	Total warrants (cost $ — )		$—

	Total long-term investments (cost $2,424,893)		$2,117,371

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 0.3%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $367, collateralized by FHLMC 5.00%, 2039, FNMA 5.00%, 2036, value of $374)
$367	0.09%, 6/30/2009		$367

BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $3,379, collateralized by FHLMC 4.50% — 6.50%, 2024 — 2039, FNMA 4.00% — 6.50%, 2022 — 2047, GNMA 5.00% — 6.00%, 2034 — 2039, value of $3,447)

3,379	0.05%, 6/30/2009		3,379

Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $850, collateralized by FHLMC 5.00% — 7.00%, 2037 — 2038, FNMA 4.50% — 7.50%, 2029 — 2048, value of $867)

850	0.09%, 6/30/2009		850
	JP Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1,273, collateralized by FNMA 4.50% — 8.00%, 2011 — 2039, value of $1,298)
1,273	0.08%, 6/30/2009		1,273
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/01/2009 in the amount of $1, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $1)
1	0.03%, 6/30/2009		1

			5,870

	Total short-term investments (cost $5,870)		$5,870

	Total investments (cost $2,430,763) (C)	99.8%	$2,123,241
	Other assets and liabilities	0.2%	5,095

	Total net assets	100.0%	$2,128,336

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.3% of total net assets at June 30, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $2,515,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$122,786
Unrealized Depreciation	(515,048)

Net Unrealized Depreciation	$(392,262)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $13,385, which represents 0.63% of total net assets. This calculation excludes securities that are principally traded in certain foreign

The accompanying notes are an integral part of these financial statements.

   43

Hartford Stock HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,997
04/2008	3,669	Washington Mutual, Inc. Private Placement	32,100
04/2008	459	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at June 30, 2009 was $13,385 which represents 0.63% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$69	$69	07/01/09	$—
Japanese Yen (Sell)	259	262	07/01/09	3

				$3

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3

Assets:
Common Stocks	$2,117,371	$2,041,250	$62,736	$13,385
Short-Term Investments	5,870	—	5,870	—

Total	$2,123,241	$2,041,250	$68,606	$13,385

Other Financial Instruments (Q)	$3	$—	$3	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Transfers
	Balance as of	Change in		In and/or	Balance as of
	December 31,	Unrealized		Out of	June 30,
	2008	Appreciation		Level 3	2009

Assets:
Common Stock	$10,650	$2,734	*	$1	$13,385
Total	$10,650	$2,734		$1	$13,385

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $2,734.

The accompanying notes are an integral part of these financial statements.

   44

Hartford Total Return Bond HLS Fund

Schedule of Investments
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 10.2%
	Finance — 10.2%
	Banc of America Commercial Mortgage, Inc.
$68,230	4.52%, 09/11/2036 (H)►	$666
	Bayview Commercial Asset Trust
46,521	7.00%, 07/25/2037 (H)►	3,498
75,892	7.50%, 09/25/2037 (H)►	6,056
	Bayview Financial Acquisition Trust
4,430	1.96%, 05/28/2037 (H)(L)	164
	Bear Stearns Commercial Mortgage Securities, Inc.
57,397	4.07%, 07/11/2042 (H)►	1,179
48,541	4.12%, 11/11/2041 (H)►	822
12,242	4.68%, 08/13/2039	11,281
14,400	4.83%, 11/11/2041	12,762
9,700	5.12%, 02/11/2041 (L)	8,329
6,220	5.20%, 12/11/2038	5,167
9,520	5.41%, 12/11/2040	8,469
11,024	5.90%, 09/11/2038 (L)	9,587
	CBA Commercial Small Balance Commercial Mortgage Class X1
67,521	7.00%, 06/25/2038 (H)►(A)	4,832
	CBA Commercial Small Balance Commercial Mortgage Class X2
39,645	7.00%, 07/25/2035 (H)►(A)	1,951
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,228
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	9,025
8,249	5.43%, 10/15/2049	6,598
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (H)(A)	—
33,356	5.91%, 07/25/2037 (H)(L)	20,593
11,375	6.30%, 12/10/2049 (L)	10,050
1,387	12.00%, 01/25/2037 (H)(A)	37
	Commercial Mortgage Pass-Through Certificates
10,470	5.44%, 07/10/2037 (L)	9,419
	Countrywide Asset-Backed Certificates
1,549	5.46%, 07/25/2035	617
	Countrywide Home Loans, Inc.
36,001	6.00%, 10/25/2037 (H)	23,935
	Credit-Based Asset Servicing and Securitization
2,991	0.58%, 05/25/2036 (I)(L)	1,302
4,735	5.86%, 04/25/2037	1,919
	CS First Boston Mortgage Securities Corp.
1,835	4.51%, 07/15/2037	1,795
4,670	5.23%, 12/15/2040	4,003
	DB Master Finance LLC
12,470	5.78%, 06/20/2031 (I)	11,265
	First Horizon Mortgage Pass-Through Trust
44,878	5.83%, 05/25/2037 (H)(L)	26,807
	GE Business Loan Trust
8,361	1.32%, 05/15/2034 (I)(L)	1,254
210,181	6.14%, 05/15/2034 (H)►	729
	GE Capital Commercial Mortgage Corp.
5,950	5.05%, 07/10/2045 (L)	5,678
	Goldman Sachs Mortgage Securities Corp. II
122,273	4.38%, 08/10/2038 (H)►	701
5,284	4.75%, 07/10/2039	4,486
7,085	4.76%, 07/10/2039 (L)	5,462
	Green Tree Financial Corp.
1,082	7.24%, 06/15/2028	969
	Greenwich Capital Commercial Funding Corp.
8,220	4.80%, 08/10/2042	6,996
6,140	6.11%, 07/10/2038 (L)	5,037
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 (H)(A)	420
	JP Morgan Chase Commercial Mortgage Securities Corp.
563,592	4.82%, 08/12/2037 ►	1,213
4,225	5.04%, 03/15/2046 (L)	3,681
8,740	5.34%, 05/15/2047	6,700
13,990	5.34%, 12/15/2044 (L)	11,827
4,530	5.40%, 05/15/2045	3,589
421,229	5.42%, 05/12/2045 ►	6,544
15,900	5.47%, 04/15/2043 (L)	12,682
6,956	5.83%, 02/15/2051	6,170
	LB-UBS Commercial Mortgage Trust
5,756	4.48%, 10/15/2029	5,258
	Lehman Brothers Small Balance Commercial
4,890	5.52%, 09/25/2030 (I)(A)	3,303
5,180	5.62%, 09/25/2036 (I)	4,211
	Marlin Leasing Receivables LLC
11,414	5.33%, 09/16/2013 (I)	11,378
	Merrill Lynch Mortgage Trust
46,102	3.96%, 10/12/2041 (H)►	845
	Morgan Stanley Capital I
9,840	4.70%, 07/15/2056	8,448
9,140	4.97%, 12/15/2041	8,556
9,630	5.01%, 01/14/2042	8,947
8,865	5.65%, 12/15/2044	7,342
	Morgan Stanley Capital, Inc.
8,380	5.80%, 06/11/2042 (L)	7,031
	Morgan Stanley Dean Witter Capital I
17,473	0.01%, 08/25/2032 (H)►(A)	—
	Nationstar Home Equity Loan Trust
211	9.97%, 03/25/2037 (H)(L)	4
	North Street Referenced Linked Notes
3,900	2.09%, 04/28/2011 (H)(A)(L)	526
	Option One Mortgage Loan Trust Class M6
3,875	6.99%, 03/25/2037	208
	Option One Mortgage Loan Trust Class M7
2,575	6.99%, 03/25/2037	107
	Option One Mortgage Loan Trust Class M8
2,525	6.99%, 03/25/2037	80
	Popular ABS Mortgage Pass-Through Trust
3,695	4.75%, 12/25/2034	2,801
2,573	5.42%, 04/25/2035 (H)	1,156
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,063
6,415	5.75%, 05/25/2036 (L)	3,854
	Renaissance Home Equity Loan Trust Class M5
4,300	7.00%, 09/25/2037	424
	Renaissance Home Equity Loan Trust Class M8
5,375	7.00%, 09/25/2037	317
	Residential Funding Mortgage Securities, Inc.
2,913	6.00%, 07/25/2037	2,067
	Soundview NIM Trust
369	6.41%, 12/25/2036 (H)(D)	2
	Swift Master Automotive Receivables Trust
17,050	0.97%, 10/15/2012 (L)	15,686
	Wachovia Bank Commercial Mortgage Trust
1,835	4.52%, 05/15/2044	1,740
9,640	5.31%, 11/15/2048	7,363
6,930	5.42%, 01/15/2045	6,635
8,740	5.43%, 07/15/2041 (L)	7,819

The accompanying notes are an integral part of these financial statements.

   45

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Wamu Commercial Mortgage Securities Trust
$19,570	6.31%, 03/23/2045 (H)(L)	$5,020
	Wells Fargo Alternative Loan Trust
12,485	6.25%, 11/25/2037 (H)	6,802

		422,487

	Total asset & commercial mortgage backed securities (cost $529,752)	$422,487

CORPORATE BONDS: INVESTMENT GRADE — 35.0%
	Basic Materials — 1.8%
	Alcan, Inc.
$1,690	6.13%, 12/15/2033	$1,336
1,735	7.25%, 03/15/2031	1,608
	Anglo American Capital plc
21,448	9.38%, 04/08/2014 — 04/08/2019 (I)	23,264
	ArcelorMittal
10,795	9.00%, 02/15/2015	11,382
	Barrick Gold Corp.
3,280	6.95%, 04/01/2019	3,674
	Dow Chemical Co.
13,825	8.55%, 05/15/2019	13,850
	Rio Tinto Finance USA Ltd.
9,010	5.88%, 07/15/2013	9,066
4,965	9.00%, 05/01/2019	5,519
	Yara International ASA
6,770	7.88%, 06/11/2019 (I)	7,055

		76,754

	Capital Goods — 0.8%
	Tyco Electronics Group S.A.
5,995	6.55%, 10/01/2017	5,443
	Tyco International Ltd.
9,096	8.50%, 01/15/2019	10,086
	United Technologies Corp.
12,025	6.13%, 02/01/2019	13,309
	Xerox Corp.
3,126	8.25%, 05/15/2014	3,251

		32,089

	Consumer Cyclical — 1.0%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,343
4,380	8.13%, 07/15/2018	4,217
	Federated Retail Holdings, Inc.
7,200	5.90%, 12/01/2016	5,866
	Kroger Co.
7,830	6.15%, 01/15/2020	8,000
	Safeway, Inc.
5,972	5.80%, 08/15/2012	6,394
3,287	6.25%, 03/15/2014	3,527
	Tesco plc
11,806	5.50%, 11/15/2017 (I)	12,026

		43,373

	Consumer Staples — 1.5%
	Altria Group, Inc.
9,228	10.20%, 02/06/2039	10,904
	Anheuser-Busch Cos., Inc.
5,296	8.20%, 01/15/2039 (I)	5,898
	Anheuser-Busch InBev N.V.
17,785	7.75%, 01/15/2019 (I)	19,451
	Diageo Capital plc
8,925	5.50%, 09/30/2016	9,190
	General Mills, Inc.
3,578	5.65%, 02/15/2019	3,740
5,870	5.70%, 02/15/2017	6,179
	Unilever Capital Corp.
8,900	4.80%, 02/15/2019	8,987

		64,349

	Energy — 4.0%
	Anadarko Petroleum Corp.
3,022	6.95%, 06/15/2019	3,050
	Canadian Natural Resources Ltd.
1,689	6.25%, 03/15/2038	1,686
10,165	6.50%, 02/15/2037	10,147
	Chevron Corp.
9,925	4.95%, 03/03/2019	10,256
	ConocoPhillips
8,775	6.50%, 02/01/2039	9,340
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	3,933
5,190	5.38%, 04/15/2013	5,326
4,620	6.70%, 09/15/2019	5,029
	EnCana Corp.
2,060	6.50%, 05/15/2019	2,208
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	8,992
	Husky Energy, Inc.
2,947	7.25%, 12/15/2019	3,220
	Marathon Oil Corp.
2,640	6.50%, 02/15/2014	2,822
	Nabors Industries, Inc.
7,183	9.25%, 01/15/2019 (I)	8,282
	Occidental Petroleum Corp.
9,155	4.13%, 06/01/2016	9,004
	Petro-Canada
11,090	5.95%, 05/15/2035	9,994
	Ras Laffan Liquefied Natural Gas Co., Ltd.
478	3.44%, 09/15/2009 (I)	476
16,410	5.30%, 09/30/2020 (I)	15,007
	Sempra Energy
5,218	6.50%, 06/01/2016	5,447
9,495	9.80%, 02/15/2019	11,501
	Shell International Finance B.V.
9,560	6.38%, 12/15/2038	10,413
	Statoilhydro ASA
18,656	5.25%, 04/15/2019	19,199
	TNK-BP Finance S.A.
4,800	6.63%, 03/20/2017 §	3,792
	Valero Energy Corp.
7,156	9.38%, 03/15/2019	8,151

		167,275

	Finance — 10.8%
	ABX Financing Co.
5,348	6.35%, 10/15/2036 (I)	5,338
	American Express Co.
8,385	5.50%, 04/16/2013	8,229
8,587	5.55%, 10/17/2012	8,605
	American Real Estate Partners L.P.
2,960	7.13%, 02/15/2013	2,671
	Americo Life, Inc.
75	7.88%, 05/01/2013 (H)	49

The accompanying notes are an integral part of these financial statements.

   46

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Amvescap plc
	$12,170	4.50%, 12/15/2009	$12,221
	3,544	5.38%, 02/27/2013	3,099
		Army Hawaii Family Housing Trust Certificates
	5,370	5.52%, 06/15/2050 (I)	3,667
		BAE Systems Holdings, Inc.
	10,204	5.20%, 08/15/2015 (I)	10,142
	4,652	6.38%, 06/01/2019 (I)	4,756
		Bank of America Corp.
	6,300	5.65%, 05/01/2018	5,567
	6,560	7.38%, 05/15/2014	6,776
		Bank of New York Institutional Capital Trust
	200	7.78%, 12/01/2026 (I)	173
		Barclays Bank plc
	15,207	6.75%, 05/22/2019	15,082
		Capital One Bank
	8,505	8.80%, 07/15/2019	8,689
		Centura Capital Trust I
	250	8.85%, 06/01/2027 (H)	195
		Citigroup, Inc.
	10,185	2.13%, 04/30/2012	10,230
	11,515	8.30%, 12/21/2057 (L)	8,980
	14,444	8.50%, 05/22/2019	14,693
		Comerica Capital Trust II
	5,858	6.58%, 02/20/2037 (L)	3,456
		Corpoacion Andina De Fomento
	880	5.75%, 01/12/2017	848
	530	8.13%, 06/04/2019	561
		COX Communications, Inc.
	4,510	6.25%, 06/01/2018 (I)	4,458
	5,485	8.38%, 03/01/2039 (I)	6,116
		Credit Agricole S.A.
	18,461	6.64%, 05/31/2017 (I) ª (L)	10,846
		Duke Capital LLC
	8,489	6.25%, 02/15/2013	8,692
		ERAC USA Finance Co.
	7,300	5.60%, 05/01/2015 (I)	6,644
		General Electric Capital Corp.
	7,090	5.63%, 05/01/2018	6,705
	9,175	6.37%, 11/15/2067 (L)	6,122
		Goldman Sachs Capital Trust II
	16,356	5.79%, 06/01/2012 ª (L)	9,968
		Goldman Sachs Group, Inc.
	4,751	6.00%, 05/01/2014	4,958
		International Lease Finance Corp.
	5,385	6.38%, 03/25/2013	4,097
		JP Morgan Chase & Co.
	11,945	6.30%, 04/23/2019	12,015
	11,378	7.90%, 04/30/2018 ª	9,957
		JP Morgan Chase Capital II
	3,880	1.53%, 02/01/2027 (L)	2,173
		Lincoln National Corp.
	7,271	6.05%, 04/20/2067	4,617
		Massachusetts Mutual Life Insurance Co.
	5,950	8.88%, 06/01/2039 (I)	6,318
		MBNA America Bank N.A.
	14,400	7.13%, 11/15/2012 (I)	15,172
		Mellon Capital IV
	13,374	6.24%, 06/20/2012 ª (L)	8,960
		Met Life Global Funding I
	3,400	5.13%, 06/10/2014 (I)	3,374
		Metropolitan Life Global Funding I
	6,515	0.88%, 03/15/2012 (I)(L)	6,173
		Morgan Stanley
	10,070	6.00%, 05/13/2014	10,195
	10,795	7.30%, 05/13/2019	11,194
		National City Bank of Ohio
	1,100	4.50%, 03/15/2010	1,116
		National City Corp.
	12,341	12.00%, 12/10/2012 ª	12,908
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2017 (H) ª (L)	8,408
		PNC Preferred Funding Trust II
	27,800	6.11%, 03/15/2012 (I) ª (L)	14,443
		Pricoa Global Funding I
	4,940	1.14%, 01/30/2012 (I)(L)	4,635
		Progressive Corp.
	4,256	6.70%, 06/15/2037 (L)	3,001
		Prudential Financial, Inc.
	11,837	5.15%, 01/15/2013	11,487
	4,000	7.38%, 06/15/2019	3,927
	5,873	8.88%, 06/15/2038 (L)	4,875
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 (I)	183
		Rabobank Netherlands
	3,993	11.00%, 12/31/2049 (I)	4,442
		State Street Capital Trust III
	7,434	8.25%, 03/15/2042 (L)	6,280
		Svenska Handelsbanken Ab
	17,000	4.88%, 06/10/2014 (I)	16,829
		Unicredito Italiano Capital Trust
	4,655	9.20%, 10/05/2010 (I) ª	2,998
		Unicredito Luxembourg Finance S.A.
	11,690	6.00%, 10/31/2017 (I)	10,470
		UnitedHealth Group, Inc.
	9,689	4.88%, 02/15/2013	9,794
	1,820	6.88%, 02/15/2038	1,685
		US Bank Realty Corp.
	13,200	6.09%, 01/15/2012 (I) ª (L)	7,656
		USB Capital IX
	4,392	6.19%, 04/15/2011 ª (L)	2,965
		Wells Fargo Bank NA
	10,295	1.06%, 05/16/2016 (L)	7,784
		Wells Fargo Capital XIII
	5,170	7.70%, 03/26/2013 ª (L)	4,291
		Westfield Group
	5,166	5.70%, 10/01/2016 (I)	4,473
		ZFS Finance USA Trust I
	12,670	6.50%, 05/09/2037 (I)(L)	9,122

			446,553

		Foreign Governments — 1.8%
		Banco Nacional De Desenvolvimento
	3,430	6.50%, 06/10/2019 (I)	3,437
		Brazil (Republic of)
	1,200	5.88%, 01/15/2019	1,211
	4,982	8.00%, 01/15/2018	5,580
		Colombia (Republic of)
	3,800	7.38%, 03/18/2019	4,056
		El Salvador (Republic of)
	2,465	7.65%, 06/15/2035 §	2,071
		Hungary (Republic of)
	810	4.75%, 02/03/2015	713
		Japanese Government
JPY	3,964,650	0.40%, 03/15/2011	41,250
		Japanese Government CPI Linked Bond
JPY	456,972	1.20%, 06/10/2017	4,152

The accompanying notes are an integral part of these financial statements.

   47

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Foreign Governments — (continued)
	Peru (Republic of)
$2,860	6.55%, 03/14/2037	$2,774
	Russian Federation Government
4,236	7.50%, 03/31/2030 §	4,170
	South Africa (Republic of)
1,700	5.88%, 05/30/2022	1,572
1,300	6.88%, 05/27/2019	1,336
	United Mexican States
4,104	5.95%, 03/19/2019	4,145

		76,467

	Health Care — 3.2%
	Abbott Laboratories
9,160	5.13%, 04/01/2019	9,431
	Amgen, Inc.
4,352	6.40%, 02/01/2039	4,629
	Becton Dickinson & Co.
5,445	5.00%, 05/15/2019	5,564
	CVS Caremark Corp.
13,626	6.30%, 06/01/2037 (L)	10,083
	CVS Corp.
9,595	8.35%, 07/10/2031 (I)	9,643
	Eli Lilly & Co.
8,254	4.20%, 03/06/2014	8,498
3,872	5.95%, 11/15/2037	4,061
	Express Scripts, Inc.
3,635	6.25%, 06/15/2014	3,846
2,870	7.25%, 06/15/2019	3,165
	Glaxosmithkline Capital, Inc.
10,185	4.85%, 05/15/2013	10,654
	Merck & Co., Inc.
7,910	5.85%, 06/30/2039	8,126
	Novartis Securities Investment Ltd.
14,340	5.13%, 02/10/2019	14,671
	Pfizer, Inc.
9,695	6.20%, 03/15/2019	10,603
10,090	7.20%, 03/15/2039	11,981
	Roche Holdings, Inc.
9,745	5.00%, 03/01/2014 (I)	10,192
2,836	6.00%, 03/01/2019 (I)	3,024
4,679	7.00%, 03/01/2039 (I)	5,425

		133,596

	Services — 1.1%
	Allied Waste North America, Inc.
11,828	7.25%, 03/15/2015	12,005
	Comcast Corp.
161	6.30%, 11/15/2017	170
100	10.63%, 07/15/2012	117
	President & Fellows of Harvard
6,144	6.00%, 01/15/2019 (I)	6,702
	Time Warner Entertainment Co., L.P.
14,510	8.38%, 07/15/2033	16,242
	Waste Management, Inc.
10,048	6.10%, 03/15/2018	9,901

		45,137

	Technology — 4.8%
	AT&T, Inc.
9,395	5.50%, 02/01/2018	9,381
9,945	6.55%, 02/15/2039	9,928
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031 #	15,357
	Cisco Systems, Inc.
18,465	5.90%, 02/15/2039	18,184
	GTE Corp.
165	8.75%, 11/01/2021	188
	Nokia Corp.
3,654	5.38%, 05/15/2019	3,697
3,345	6.63%, 05/15/2039	3,532
	Oracle Corp.
4,806	6.50%, 04/15/2038	5,119
	Qwest Corp.
8,290	7.25%, 10/15/2035	6,010
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	3,231
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,585
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,587
	Telecom Italia Capital
10,000	7.18%, 06/18/2019	10,137
8,478	7.72%, 06/04/2038	8,633
	Tele-Communications, Inc.
7,975	7.88%, 08/01/2013	9,074
	Telefonica Emisiones SAU
9,485	4.95%, 01/15/2015 (E)	9,641
	Time Warner Cable, Inc.
6,061	8.25%, 04/01/2019	6,877
	Verizon Communications, Inc.
7,400	6.90%, 04/15/2038	7,720
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,626
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	13,835
	Verizon Wireless
17,962	5.55%, 02/01/2014 (I)	19,069
7,500	8.50%, 11/15/2018 (I)	8,963
	Vodafone Group plc
9,545	5.45%, 06/10/2019	9,386
10,479	6.15%, 02/27/2037	10,310

		199,070

	Transportation — 0.6%
	Canadian Pacific Railway Co.
7,075	5.95%, 05/15/2037	5,791
3,730	7.25%, 05/15/2019	3,870
	Continental Airlines, Inc.
4,178	6.70%, 06/15/2021	3,509
4,138	8.05%, 11/01/2020	3,476
	General Dynamics Corp.
8,149	5.25%, 02/01/2014	8,707

		25,353

	Utilities — 3.6%
	Alabama Power Co.
6,384	6.00%, 03/01/2039	6,738
	CenterPoint Energy Resources Corp.
10,950	6.13%, 11/01/2017	10,143
2,763	6.63%, 11/01/2037	2,208
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	6,986
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	5,927
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	4,015
	DTE Energy Co.
3,383	7.63%, 05/15/2014	3,531

The accompanying notes are an integral part of these financial statements.

   48

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Duke Energy Corp.
$4,726	5.25%, 01/15/2018	$4,933
3,709	6.35%, 08/15/2038	4,070
3,960	7.00%, 11/15/2018	4,616
	Electricite de France
10,335	6.95%, 01/26/2039 (I)	11,603
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018	6,557
	Florida Power Corp.
3,211	5.80%, 09/15/2017	3,467
	Kinder Morgan Energy Partners L.P.
4,720	6.50%, 02/01/2037	4,310
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,396
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,281
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,045
	Pacific Gas & Electric Energy Recovery Funding LLC
6,208	8.25%, 10/15/2018	7,576
	PSEG Power
4,534	5.00%, 04/01/2014	4,570
	Public Service Co. of Colorado
8,577	6.50%, 08/01/2038	9,728
	Southern California Edison Co.
13,602	5.75%, 03/15/2014	14,757
	TransCanada Pipelines Ltd.
7,691	7.25%, 08/15/2038	8,746
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,686

		147,889

	Total corporate bonds: investment grade (cost $1,477,137)	$1,457,905

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.3%
	Basic Materials — 0.7%
	Ashland, Inc.
$3,160	9.13%, 06/01/2017 (I)	$3,287
	Georgia-Pacific LLC
5,880	8.25%, 05/01/2016 (I)	5,704
1,030	9.50%, 12/01/2011	1,061
	Peabody Energy Corp.
2,100	7.38%, 11/01/2016	1,985
	Potlatch Corp.
12,100	12.50%, 12/01/2009 (H)(L)	12,422
	Teck Resources Ltd.
2,645	10.75%, 05/15/2019 (I)	2,843

		27,302

	Capital Goods — 0.1%
	L-3 Communications Corp.
6,308	5.88%, 01/15/2015	5,598

	Consumer Cyclical — 0.4%
	Desarrolladora Homes S.A.
1,182	7.50%, 09/28/2015	1,017
	Parkson Retail Group Ltd.
3,400	7.88%, 11/14/2011	3,332
	Pulte Homes, Inc.
2,860	7.88%, 08/01/2011	2,867
	Supervalu, Inc.
7,895	7.50%, 11/15/2014	7,579
2,615	8.00%, 05/01/2016	2,537

		17,332

	Consumer Staples — 0.2%
	Constellation Brands, Inc.
3,020	8.38%, 12/15/2014	3,028
	Tyson Foods, Inc.
3,955	10.50%, 03/01/2014 (I)	4,291

		7,319

	Energy — 0.3%
	Chesapeake Energy Corp.
5,769	7.00%, 08/15/2014	5,336
	Newfield Exploration Co.
2,270	7.13%, 05/15/2018	2,063
	Petrohawk Energy Corp.
2,010	9.13%, 07/15/2013	2,000
	Plains Exploration & Production Co.
2,060	7.75%, 06/15/2015	1,926

		11,325

	Finance — 0.5%
	Drummond Co., Inc.
2,865	7.38%, 02/15/2016 (I)	2,091
	Ford Motor Credit Co.
8,445	9.75%, 09/15/2010	8,089
	LPL Holdings, Inc.
9,971	10.75%, 12/15/2015 (I)	8,775
	Suntrust Preferred Capital
1,266	5.85%, 12/15/2011 ª	861

		19,816

	Foreign Governments — 0.5%
	Argentina (Republic of)
6,296	7.00%, 10/03/2015	3,033
	Indonesia (Republic of)
5,525	6.88%, 01/17/2018 §	5,262
	Panama (Republic of)
3,200	7.13%, 01/29/2026	3,312
	Philippines (Republic of)
4,233	8.38%, 06/17/2019	4,868
	Turkey (Republic of)
3,443	7.25%, 03/15/2015	3,581
	Venezuela (Republic of)
3,492	5.75%, 02/26/2016	1,999

		22,055

	Health Care — 0.7%
	Biomet, Inc.
2,130	10.38%, 10/15/2017	2,061
	HCA, Inc.
5,045	8.50%, 04/15/2019 (I)	4,944
8,635	9.25%, 11/15/2016	8,506
	IASIS Healthcare Capital Corp.
2,640	8.75%, 06/15/2014	2,587
	Inverness Medical Innovation, Inc.
5,465	9.00%, 05/15/2016	5,287
	Psychiatric Solutions, Inc.
4,090	7.75%, 07/15/2015	3,742

		27,127

The accompanying notes are an integral part of these financial statements.

   49

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Services — 0.8%
	Affinion Group, Inc.
$11,260	11.50%, 10/15/2015	$9,627
	Ameristar Casinos, Inc.
3,230	9.25%, 06/01/2014 (I)	3,295
	DirecTV Holdings LLC
6,015	7.63%, 05/15/2016	5,850
	Echostar DBS Corp.
4,200	7.75%, 05/31/2015	4,001
	Mashantucket Western Pequot Revenue Bond
4,709	5.91%, 09/01/2021 (H)	2,640
	MGM Mirage, Inc.
1,965	10.38%, 05/15/2014 (I)	2,039
4,475	11.13%, 11/15/2017 (I)	4,743
	TL Acquisitions, Inc.
3,790	10.50%, 01/15/2015 (I)	3,070
	Videotron Ltee
2,240	9.13%, 04/15/2018	2,276

		37,541

	Technology — 2.3%
	Charter Communications Operating LLC
5,090	10.00%, 04/30/2012 (I) Ψ	4,899
	Cricket Communications, Inc.
2,250	7.75%, 05/15/2016 (I)	2,166
3,790	9.38%, 11/01/2014	3,733
	CSC Holdings, Inc.
7,940	7.63%, 04/01/2011	7,860
3,930	8.50%, 04/15/2014 (I)	3,896
	DaVita, Inc.
5,875	6.63%, 03/15/2013	5,537
	Frontier Communications Corp.
6,035	6.25%, 01/15/2013	5,552
4,145	8.25%, 05/01/2014	3,917
	Intelsat Bermuda Ltd.
8,670	9.25%, 06/15/2016 (H)	7,673
	Intelsat Corp.
8,300	9.25%, 06/15/2016 (I)	7,947
	Level 3 Financing, Inc.
4,965	12.25%, 03/15/2013	4,717
	Mediacom LLC
4,325	7.88%, 02/15/2011	4,217
	MetroPCS Wireless, Inc.
5,720	9.25%, 11/01/2014	5,685
	Qwest Capital Funding, Inc.
6,000	7.25%, 02/15/2011	5,820
	Seagate Technology International
6,305	10.00%, 05/01/2014 (I)	6,502
	Sprint Capital Corp.
10,600	8.75%, 03/15/2032	8,533
	Windstream Corp.
7,850	8.63%, 08/01/2016	7,516

		96,170

	Transportation — 0.0%
	Grupo Senda Autotransporte
2,310	10.50%, 10/03/2015 (H)	1,039

	Utilities — 0.8%
	AES Corp.
4,400	8.00%, 10/15/2017	4,092
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	1,643
	El Paso Corp.
4,070	7.00%, 06/15/2017	3,707
	Energy Future Holdings
6,130	10.88%, 11/01/2017	4,475
	Mirant North America LLC
5,955	7.38%, 12/31/2013	5,717
	NRG Energy, Inc.
5,155	7.25%, 02/01/2014	5,000
3,085	7.38%, 01/15/2017	2,907
	RRI Energy, Inc.
4,686	6.75%, 12/15/2014	4,516

		32,057

	Total corporate bonds: non-investment grade (cost $308,382)	$304,681

MUNICIPAL BONDS — 0.2%
	General Obligations — 0.2%
	Oregon School Boards Association, Taxable Pension,
$7,325	4.76%, 06/30/2028	$6,372

	Tax Allocation — 0.0%
	California Urban IDA,
275	6.10%, 05/01/2024	239

	Total municipal bonds (cost $7,605)	$6,611

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 3.6%
	Basic Materials — 0.7%
	Ashland, Inc.
$2,349	6.65%, 05/13/2014 (N)	$2,367
	Cenveo, Inc., Delayed Draw Term Loan
73	5.11%, 06/21/2013 (N)	67
	Cenveo, Inc., Term Loan C
3,315	5.11%, 06/21/2013 (N)	3,070
	Georgia-Pacific Corp.
8,561	2.56%, 12/20/2012 (N)	8,056
	Graham Packaging Co., Inc.
379	2.53%, 12/31/2011 (N)(Q)	358
3,788	6.75%, 04/15/2014 (N)(Q)	3,741
	Hexion Specialty Chemicals
1,696	3.31%, 05/05/2013 (N)	1,136
	Huntsman International LLC
6,294	2.06%, 04/19/2014 (N)	5,661
	Jarden Corp.
3,222	3.10%, 01/24/2012 (N)	3,101
	John Maneely Co.
1,364	4.05%, 12/08/2013 (N)	1,075

		28,632

	Capital Goods — 0.0%
	Yankee Candle Co.
1,390	2.31%, 02/06/2014 (N)	1,239

	Consumer Cyclical — 0.4%
	AM General LLC
2,548	3.31%, 09/30/2013 (N)	2,345
	American General Finance Corp.
115	0.31%, 09/30/2012 (N)	106
	Aramark Corp.
126	2.03%, 01/26/2014 (N)	116
2,091	2.47%, 01/26/2014 (N)	1,927
	Dollarama Group L.P.
966	2.79%, 11/18/2011 (N)	932
	Lear Corp.
2,973	3.09%, 04/25/2012 (N)	2,031

The accompanying notes are an integral part of these financial statements.

   50

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Consumer Cyclical — (continued)
	Roundy’s Supermarkets, Inc.
$3,081	3.07%, 11/03/2011 (N)	$2,901
	William Carter Co.
4,210	1.91%, 07/14/2012 (N)	3,999

		14,357

	Consumer Staples — 0.2%
	Dole Food Co., Inc.
230	1.14%, 04/12/2013 (N)	230
	Dole Food Co., Inc., Tranche B Term Loan
402	8.00%, 04/12/2013 (N)	402
	Dole Food Co., Inc., Tranche C Term Loan
1,497	8.00%, 04/12/2013 (N)	1,496
	WM Wrigley Jr. Co.
6,118	6.50%, 10/06/2014 (N)	6,140

		8,268

	Energy — 0.1%
	Lyondell Chemical Co.
949	1.50%, 12/15/2009 (N)(Q)	976
1,594	5.82%, 12/15/2009 (N)(Q)	1,322
	Lyondell Chemical Co., Dutch RC
43	3.82%, 12/20/2013 (N)	19
	Lyondell Chemical Co., Dutch Tranche A
99	3.82%, 12/20/2013 (N)	43
	Lyondell Chemical Co., German B-1
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., German B-2
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., German B-3
123	4.07%, 12/20/2014 (N)	53
	Lyondell Chemical Co., Primary RC
160	3.82%, 12/20/2013 (N)	69
	Lyondell Chemical Co., Term Loan A
305	3.82%, 12/20/2013 (N)	132
	Lyondell Chemical Co., U.S. B-1
532	7.00%, 12/20/2014 (N)	230
	Lyondell Chemical Co., U.S. B-2
532	7.00%, 12/20/2014 (N)	230
	Lyondell Chemical Co., U.S. B-3
532	7.00%, 12/20/2014 (N)	230

		3,410

	Finance — 0.3%
	Amerigroup Corp.
347	2.31%, 03/26/2012 (N)	338
	Brickman Group Holdings, Inc.
2,848	2.31%, 01/23/2014 (N)	2,681
	Community Health Systems, Inc.
294	2.56%, 07/25/2014 (N)	264
5,755	2.90%, 07/25/2014 (N)	5,172
	Golden Gate National
2,165	3.06%, 03/14/2011 (N)	1,970

		10,425

	Health Care — 0.3%
	HCA, Inc.
1,992	2.85%, 11/17/2013 (N)	1,797
	HealthSouth Corp.
1,874	2.57%, 03/10/2013 (N)	1,747
	IASIS Healthcare Capital Corp.
188	0.21%, 03/17/2014 (N)	171
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
698	2.31%, 03/17/2014 (N)	637
	IASIS Healthcare Capital Corp., Term Loan B
2,017	2.31%, 03/17/2014 (N)	1,839
	Life Technologies Corp.
4,135	5.25%, 11/23/2015 (N)(Q)	4,150
	Skilled Healthcare Group, Inc.
2,029	2.60%, 06/15/2012 (N)	1,725
	Vanguard Health Holdings Co. II LLC
1,951	2.56%, 09/23/2011 (N)	1,860

		13,926

	Services — 0.6%
	Affinion Group, Inc.
3,606	2.81%, 10/17/2012 (N)	3,401
	Cedar Fair L.P.
2,272	2.31%, 08/30/2012 (N)	2,140
	Cengage
924	2.81%, 07/05/2014 (N)	772
	Greenwood Racing, Inc.
1,206	2.56%, 11/14/2011 (N)	1,109
	Metavante Corp.
2,977	2.78%, 11/01/2014 (N)	2,888
	R.H. Donnelley, Inc.
1,789	6.75%, 10/24/2014 (N)Ψ	1,382
	Regal Cinemas, Inc.
4,787	4.35%, 10/27/2013 (N)	4,654
	UPC Financing Partnership
1,657	2.07%, 12/31/2014 (N)	1,529
	Venetian Macau Ltd.
194	2.85%, 05/25/2012 (N)	164
	Venetian Macau Ltd., Term Loan
335	2.85%, 05/25/2013 (N)	283
	West Corp.
2,385	2.69%, 10/24/2013 (N)	2,170
	WideOpenWest Finance LLC
11,970	7.32%, 06/29/2015 (N)	6,344

		26,836

	Technology — 0.6%
	Charter Communications Operating LLC
1,005	5.00%, 03/06/2014 (AA)(Q)	985
2,625	6.25%, 03/06/2014 (N) Ψ	2,355
	DaVita, Inc.
1,776	1.81%, 10/05/2011 (N)	1,712
	Intelsat Bermuda Ltd., Tranche B2A
1,837	2.82%, 01/03/2014 (N)	1,686
	Intelsat Bermuda Ltd., Tranche B2B
1,837	2.82%, 01/03/2014 (N)	1,686
	Intelsat Bermuda Ltd., Tranche B2C
1,837	2.82%, 01/03/2014 (N)	1,685
	Mediacom Broadband LLC, Term Loan D-1
5,909	2.05%, 01/31/2015 (N)	5,451
	Mediacom Broadband LLC, Term Loan D-2
3,671	2.05%, 01/31/2015 (N)	3,387
	MetroPCS Wireless, Inc.
3,990	3.04%, 11/04/2013 (N)	3,783
	Time Warner Telecom Holdings, Inc.
3,976	2.31%, 01/07/2013 (N)	3,742

		26,472

	Transportation — 0.0%
	Northwest Airlines Corp.
1,266	2.32%, 12/31/2010 (N)	1,188

The accompanying notes are an integral part of these financial statements.

   51

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Utilities — 0.4%
	Astoria Generating Co. Acquisitions LLC
$920	4.07%, 08/23/2013 (N)	$793
	Calpine Corp.
5,804	3.48%, 03/29/2014 (N)	5,131
	NRG Energy, Inc.
1,694	0.50%, 02/01/2013 (N)	1,591
3,160	2.02%, 02/01/2013 (N)	2,969
	Texas Competitive Electric Holdings Co. LLC, Term Loan B-2
4,608	3.82%, 10/10/2014 (N)	3,289
	Texas Competitive Electric Holdings Co. LLC, Term Loan B-3
3,144	3.82%, 10/12/2014 (N)	2,240

		16,013

	Total senior floating rate interests: non-investment grade (cost $163,517)	$150,766

U.S. GOVERNMENT AGENCIES — 26.9%
	Federal Home Loan Mortgage Corporation — 10.0%
$110,681	4.50%, 03/01/2039	$110,317
39,144	5.00%, 06/01/2038	39,868
11,007	5.03%, 06/01/2035 (L)	11,129
24,004	5.38%, 08/01/2037 (L)	25,070
18,101	5.45%, 01/01/2037 (L)	18,947
2,486	5.47%, 05/01/2036 (L)	2,611
29,392	5.50%, 10/01/2018 — 05/01/2037	30,435
4,198	5.82%, 10/01/2036 (L)	4,358
64,071	6.00%, 04/01/2017 — 11/01/2037	67,258
80,035	6.50%, 07/01/2031 — 03/01/2038	85,148
9	7.50%, 09/01/2029 — 11/01/2031	9

		395,150

	Federal National Mortgage Association — 13.9%
2,583	4.66%, 06/01/2034 (L)	2,677
7,883	4.68%, 09/01/2035 (L)	8,023
3,067	4.69%, 03/01/2035 (L)	3,163
6,146	4.75%, 04/01/2035 (L)	6,356
4,542	4.85%, 05/01/2035 — 07/01/2035 (L)	4,616
4,084	4.86%, 04/01/2035 (L)	4,222
16,660	4.88%, 05/01/2036 (L)	17,231
7,385	4.96%, 07/01/2035 (L)	7,420
229,592	5.00%, 02/01/2018 — 11/01/2038	235,769
5,886	5.08%, 11/01/2035 (L)	6,111
11,198	5.24%, 02/01/2038 (L)	11,630
13,548	5.25%, 01/01/2038 (L)	14,080
122,241	5.50%, 12/01/2013 — 02/01/2039	126,932
20,553	6.00%, 07/01/2012 — 03/01/2033	21,700
96,502	6.50%, 11/01/2014 — 05/01/2038	102,912
6,910	7.00%, 02/01/2016 — 10/01/2037	7,507
944	7.50%, 11/01/2015 — 05/01/2032	1,029
2	8.00%, 04/01/2032	2

		581,380

	Government National Mortgage Association — 2.6%
23,862	4.50%, 02/20/2039	23,801
21,505	5.50%, 03/15/2033 — 10/20/2034	22,261
60,060	6.00%, 12/15/2031 — 11/20/2037	62,672
14,457	6.50%, 06/15/2028 — 09/15/2032	15,575
41	7.00%, 06/20/2030 — 08/15/2031	46
5	8.50%, 11/15/2024	5

		124,360

	Other Government Agencies — 0.4%
	Small Business Administration Participation Certificates:
10,368	4.66%, 03/01/2029	10,655
6,926	4.76%, 02/01/2029	7,158

		17,813

	Total U.S. government agencies (cost $1,085,773)	$1,118,703

U.S. GOVERNMENT SECURITIES — 11.2%
	U.S. Treasury Securities — 11.2%
	U.S. Treasury Bonds — 1.1%
$9,007	3.50%, 02/15/2039	$7,788
38,936	4.25%, 05/15/2039	38,541

		46,329

	U.S. Treasury Notes — 10.1%
205,010	0.88%, 05/31/2011	204,274
165,673	2.25%, 05/31/2014	163,446
54,829	3.13%, 05/15/2019	53,030

		420,750

		467,079

	Total U.S. government securities (cost $463,832)	$467,079

Shares

COMMON STOCKS — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (D)	$—

	Total common stocks (cost $ — )	$—

PREFERRED STOCKS — 0.0%
	Banks — 0.0%
330	Federal Home Loan Mortgage Corp.	$402

	Total preferred stocks (cost $8,270)	$402

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (H)(D)	$—

	Total warrants (cost $ — )	$—

	Total long-term investments (cost $4,044,268)	$3,928,634

Principal
Amount

SHORT-TERM INVESTMENTS — 3.3%
	Investment Pools and Funds — 2.7%
$55,926	JP Morgan U.S. Government Money Market Fund	$55,926
—	State Street Bank U.S. Government Money Market Fund	—
58,006	Wells Fargo Advantage Government Money Market Fund	58,006

		113,932

The accompanying notes are an integral part of these financial statements.

   52

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — 0.4%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 07/01/2009 in the amount of $14,894, collateralized by U.S. Treasury Bond 7.50% — 8.13%, 2021 — 2022, value of $15,153)
$14,894	0.01%, 6/30/2009		$14,894
	UBS Securities, Inc. Repurchase Agreement (maturing on 07/01/2009 in the amount of $2,796, collateralized by U.S. Treasury Bond 7.50%, 2024, value of $2,844)
2,796	0.01%, 6/30/2009		2,796

			17,690

	U.S. Treasury Bills — 0.2%
4,890	0.13%, 7/16/2009 (S)(M)		4,889

	Total short-term investments (cost $136,511)		$136,511

	Total investments (cost $4,180,779) (C)	97.7%	$4,065,145
	Other assets and liabilities	2.3%	96,101

	Total net assets	100.0%	$4,161,246

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.9% of total net assets at June 30, 2009.

(C)	At June 30, 2009, the cost of securities for federal income tax purposes was $4,182,099 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$121,071
Unrealized Depreciation	(238,025)

Net Unrealized Depreciation	$(116,954)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at June 30, 2009, was $11,069, which represents 0.27% of total net assets.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2009.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2009, was $431,150, which represents 10.36% of total net assets.

§	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2009, the market value of these securities amounted to $16,938 or 0.41% of total net assets.

ª	Perpetual maturity security. Maturity date shown is the first call date.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2009.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2009 was $13,697.

(N)	The interest rate disclosed for these securities represents the average coupon as of June 30, 2009.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of June 30, 2009.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

JPY	— Japanese Yen

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2009.

(S)	Security pledged as initial margin deposit for open futures contracts at June 30, 2009.

Futures Contracts Outstanding at June 30, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	904	Long	Sep 2009	$1,100
5 Year U.S. Treasury Note	484	Long	Sep 2009	$(12)
10 Year U.S. Treasury Note	1,543	Short	Sep 2009	$(3,172)
U.S. Long Bond	116	Long	Sep 2009	$36

				$(2,048)

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

   53

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	$74
03/2005	$68,230	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	624
05/2007 – 02/2009	$46,521	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	6,451
08/2007	$75,892	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	10,523
04/2007	$4,430	Bayview Financial Acquisition Trust, 1.96%, 05/28/2037	4,430
10/2004	$57,397	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	1,182
12/2004	$48,541	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	836
04/2006 – 08/2007	$67,521	CBA Commercial Small Balance Commercial Mortgage Class X1, 7.00%, 06/25/2038 - 144A	1,011
04/2006 – 08/2007	$39,645	CBA Commercial Small Balance Commercial Mortgage Class X2, 7.00%, 07/25/2035 - 144A	896
05/2003	$250	Centura Capital Trust I, 8.85%, 06/01/2027 - 144A	259
02/2007	$—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 - 144A	—
08/2007	$33,356	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	33,288
02/2007 – 04/2009	$1,387	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	2,248
08/2007	$36,001	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	35,349
05/2007	$44,878	First Horizon Mortgage Pass-Through Trust, 5.83%, 05/25/2037	44,977
06/2006	$210,181	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	377
07/2004	$122,273	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	645
05/2008	$2,310	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	2,307
06/2006 – 08/2006	$8,670	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	8,782
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
07/2005	$4,709	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	4,709
11/2004	$46,102	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	923
10/2005 – 08/2006	$17,473	Morgan Stanley Dean Witter Capital I, 0.01%, 08/25/2032 - Reg D	324
04/2007	$211	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	211
11/2006	$3,900	North Street Referenced Linked Notes, 2.09%, 04/28/2011 - 144A	3,713
05/2007	$11,208	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	11,208
03/2005	$2,573	Popular ABS Mortgage Pass-Through Trust, 5.42%, 04/25/2035	2,573
10/2001 – 11/2001	$12,100	Potlatch Corp., 12.50%, 12/01/2009	12,186
02/2007	$369	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	369
06/2007	$19,570	Wamu Commercial Mortgage Securities Trust, 6.31%, 03/23/2045 - 144A	19,495
03/2008	$12,485	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	10,077
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at June 30, 2009 was $139,171 which represents 3.34% of total net assets.

Forward Foreign Currency Contracts Outstanding at June 30, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$19,292	$19,405	07/02/09	$(113)
Euro (Buy)	50,065	50,173	07/17/09	(108)
Euro (Sell)	41,454	40,865	07/17/09	(589)
Euro (Sell)	50,984	51,091	07/02/09	107
Euro (Sell)	8,610	8,641	07/17/09	31
Japanese Yen (Buy)	19,548	19,530	07/07/09	18
Japanese Yen (Sell)	19,548	19,802	07/07/09	254
Japanese Yen (Buy)	19,304	19,300	08/07/09	4
Japanese Yen (Sell)	19,372	19,506	08/07/09	134
Japanese Yen (Buy)	19,362	19,434	07/07/09	(72)
Japanese Yen (Sell)	26,551	26,355	07/07/09	(196)

				$(530)

(W)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at June 30, 2009

						Unrealized
		Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

JP Morgan Chase Bank	CDX North American Investment Grade Index	Buy	1.00%	06/20/14	$61,735	$(197)
JP Morgan Chase Bank	CDX North American High Yield Index	Buy	5.00%	06/20/14	91,258	(2,052)

						$(2,249)

The accompanying notes are an integral part of these financial statements.

   54

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
June 30, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$422,487	$—	$380,843	$41,644
Corporate Bonds: Investment Grade	1,457,905	—	1,441,277	16,628
Corporate Bonds: Non-Investment Grade	304,681	—	298,316	6,365
Municipal Bonds	6,611	—	6,611	—
Preferred Stocks	402	402	—	—
Senior Floating Rate Interests: Non-Investment Grade	150,766	—	150,766	—
U.S. Government Agencies	1,118,703	—	1,118,703	—
U.S. Government Securities	467,079	91,571	375,508	—
Short-Term Investments	136,511	113,932	22,579	—

Total	$4,065,145	$205,905	$3,794,603	$64,637

Other Financial Instruments (Q)	$1,684	$1,136	$548	$—

Liabilities:
Other Financial Instruments (Q)	$6,511	$3,184	$3,327	$—

(Q)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized		Net	Transfers In	Balance as of
	December 31,	Realized	Appreciation		Purchases	and/or Out of	June 30,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed Securities	38,854	(3,558)	(575	)*	(631)	7,554	41,644
Corporate Bonds	17,206	(2,959)	3,126	(A)	9,046	(3,426)	22,993

Total	$56,060	$(6,517)	$2,551		$8,415	$4,128	$64,637

Other Financial Instruments #	$—	$— §	$—		$—	$—	$—

Liabilities:

Other Financial Instruments #	$—	$— §	$—		$—	$—	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $(3,273).

†	Change in unrealized gains or losses in the current period relating to assets still held at June 30, 2009 was $4,008.

‡	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment

§	The realized gain (loss) earned for other financial instruments during the period ended June 30, 2009 was $921.

The accompanying notes are an integral part of these financial statements.

   55

Hartford Series Fund, Inc.

Statements of Assets and Liabilities
June 30, 2009 (Unaudited)
(000’s Omitted)

			Hartford
	Hartford	Hartford	Dividend and	Hartford
	Advisers	Capital Appreciation	Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$3,853,375	$8,206,696	$4,313,524	$1,258,302
Cash	20,280	2,699	1	—
Foreign currency on deposit with custodian #	—	1,213	—	3,921
Unrealized appreciation on forward foreign currency contracts	—	55	—	21
Receivables:
Investment securities sold	18,424	88,407	38,417	17,057
Fund shares sold	—	2,307	2,966	1,303
Dividends and interest	16,196	16,403	4,942	4,025
Variation margin	—	—	—	—
Swap premiums paid
Other assets	34	54	29	6

Total assets	3,908,309	8,317,834	4,359,879	1,284,635

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	2	—	46
Unrealized depreciation on swap contracts	—	—	—	—
Payables:
Investment securities purchased	42,061	117,037	41,986	28,141
Fund shares redeemed	2,639	3,525	2,744	829
Variation margin	—	—	—	—
Investment management fees	218	488	264	85
Administrative services fee	106	224	118	35
Distribution fees	18	48	25	7
Accrued expenses	369	557	309	124

Total liabilities	45,411	121,881	45,446	29,267

Net assets	$3,862,898	$8,195,953	$4,314,433	$1,255,368

Summary of Net Assets:
Capital stock and paid-in-capital	$5,678,899	$12,084,265	$5,229,042	$1,829,933
Accumulated undistributed (distributions in excess of) net investment income (loss)	50,919	(15,561)	57,324	17,828
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,543,848)	(3,232,918)	(753,862)	(617,111)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(323,072)	(639,833)	(218,071)	24,718

Net assets	$3,862,898	$8,195,953	$4,314,433	$1,255,368

Shares authorized	9,500,000	5,000,000	4,000,000	2,625,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$15.00	$29.27	$14.76	$9.08

Shares outstanding	222,113	232,359	243,135	116,880

Net assets	$3,332,565	$6,800,106	$3,587,572	$1,061,384

Class IB: Net asset value per share	$15.16	$29.00	$14.71	$9.18

Shares outstanding	34,983	48,130	49,423	21,126

Net assets	$530,333	$1,395,847	$726,861	$193,984

@ Cost of securities	$4,176,434	$8,846,666	$4,531,595	$1,233,657

# Cost of foreign currency on deposit with custodian	$—	$1,213	$—	$3,921

The accompanying notes are an integral part of these financial statements.

   56

Hartford	Hartford	Hartford	Hartford
Money Market	Small Company	Stock	Total Return Bond
HLS Fund	HLS Fund	HLS Fund	HLS Fund

$4,413,169	$1,061,807	$2,123,241	$4,065,145
—	1,798	1	40,976
—	—	—	9,811
—	—	3	548

—	184,477	13,282	54,809
3,394	3,530	—	4,392
4,975	333	2,092	38,166
—	7	—	300
		—	16,881
798	8	26	31

4,422,336	1,251,960	2,138,645	4,231,059

—	—	—	1,078
—	—	—	2,249

—	188,142	8,541	64,123
16,823	629	1,420	1,825
—	16	—	43
122	74	79	148
122	29	59	114
23	6	10	26
79	72	200	207

17,169	188,968	10,309	69,813

$4,405,167	$1,062,992	$2,128,336	$4,161,246

$4,416,241	$1,528,679	$3,692,627	$4,591,230

1,955	(349)	19,572	83,180

(13,029)	(496,488)	(1,276,335)	(392,745)

—	31,150	(307,528)	(120,419)

$4,405,167	$1,062,992	$2,128,336	$4,161,246

14,000,000	1,500,000	4,000,000	5,000,000

$0.001	$0.001	$0.001	$0.001

$1.00	$11.58	$28.99	$10.21

3,732,314	76,497	63,360	334,427

$3,723,023	$886,019	$1,837,012	$3,415,942

$1.00	$11.31	$28.93	$10.16

683,926	15,650	10,069	73,380

$682,144	$176,973	$291,324	$745,304

$4,413,169	$1,030,502	$2,430,763	$4,180,779

$—	$—	$—	$9,631

   57

Hartford Series Fund, Inc.

Statements of Operations
For the Six-Month Period Ended June 30, 2009 (Unaudited)
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Dividend and Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$27,914	$72,538	$66,682	$23,682
Interest	30,392	4,731	61	39
Securities lending	—	—	—	—
Less: Foreign tax withheld	(629)	(3,946)	(1,668)	(2,728)

Total investment income, net	57,677	73,323	65,075	20,993

Expenses:
Investment management fees	7,576	15,654	8,969	2,810
Administrative services fees	3,682	7,176	4,017	1,119
Distribution fees — Class IB	634	1,558	865	211
Custodian fees	33	158	6	56
Accounting services	295	624	281	89
Board of Directors’ fees	52	94	57	15
Audit fees	46	81	50	15
Treasury guarantee insurance
Other expenses	395	688	408	161

Total expenses (before waivers and fees paid indirectly)	12,713	26,033	14,653	4,476
Expense waivers	—	—	—	—
Commission recapture	(139)	(296)	(45)	(20)
Custodian fee offset	(20)	—	—	—

Total waivers and fees paid indirectly	(159)	(296)	(45)	(20)

Total expenses, net	12,554	25,737	14,608	4,456

Net investment income (loss)	45,123	47,586	50,467	16,537

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(734,309)	(1,147,064)	(481,631)	(164,485)
Net realized gain (loss) on futures	(573)	—	—	—
Net realized loss on written options	—	—	—	—
Net realized loss on swap contracts	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	355	83	—	(1,292)
Net realized gain (loss) on other foreign currency transactions	(409)	(167)	—	1,329

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(734,936)	(1,147,148)	(481,631)	(164,448)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,016,419	2,162,657	519,199	231,862
Net unrealized depreciation of futures	—	—	—	—
Net unrealized depreciation of swap contracts	—	—	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(25)	(78)	—	(11)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7	132	—	156

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,016,401	2,162,711	519,199	232,007

Net Gain on Investments	281,465	1,015,563	37,568	67,559

Net Increase in Net Assets Resulting from Operations	$326,588	$1,063,149	$88,035	$84,096

The accompanying notes are an integral part of these financial statements.

   58

Hartford	Hartford	Hartford	Hartford
Money Market	Small Company	Stock	Total Return Bond
HLS Fund	HLS Fund	HLS Fund	HLS Fund

$—	$3,228	$21,893	$—
11,018	21	94	108,952
—	29	—	—
—	(5)	(547)	—

11,018	3,273	21,440	108,952

4,935	2,397	2,672	5,123
4,946	933	1,964	3,925
931	204	338	901
3	26	18	28
247	56	98	353
73	12	27	52
62	13	25	47
1,253	—
431	100	244	338

12,881	3,741	5,386	10,767
(2,722)	—
—	(124)	(114)	—
(1)	—	—	—

(2,723)	(124)	(114)	—

10,158	3,617	5,272	10,767

860	(344)	16,168	98,185

3	(191,580)	(515,218)	(162,774)
—	3,684	—	702
—	(75)	—	—
—	—	—	(628)
—	—	278	5,670
—	69	(303)	817

3	(187,902)	(515,243)	(156,213)

—	241,263	719,658	328,392
—	(581)	—	(2,871)
—	—	—	(749)

—	(8)	(22)	1,850

—	4	4	1,829

—	240,678	719,640	328,451

3	52,776	204,397	172,238

$863	$52,432	$220,565	$270,423

   59

Hartford Series Fund, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

			Hartford
	Hartford		Capital Appreciation
	Advisers		HLS Fund
	HLS Fund		For the
	For the		Six-Month
	Six-Month Period Ended	For the Year	Period Ended	For the
	June 30, 2009	Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$45,123	$137,734	$47,586	$125,222
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(734,936)	(752,411)	(1,147,148)	(2,043,113)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	1,016,401	(1,448,267)	2,162,711	(4,503,815)

Net increase (decrease) in net assets resulting from operations	326,588	(2,062,944)	1,063,149	(6,421,706)

Distributions to Shareholders:
From net investment income
Class IA	—	(139,941)	—	(166,956)
Class IB	—	(20,362)	—	(30,787)
From net realized gain on investments
Class IA	—	(30,655)	—	(938,545)
Class IB	—	(5,074)	—	(219,929)

Total distributions	—	(196,032)	—	(1,356,217)

Capital Share Transactions:
Class IA
Sold	23,061	116,973	405,431	956,013
Issued on reinvestment of distributions	—	170,596	—	1,105,501
Redeemed	(377,575)	(1,235,301)	(506,828)	(1,832,987)

Total capital share transactions	(354,514)	(947,732)	(101,397)	228,527

Class IB
Sold	7,057	45,838	56,711	275,690
Issued on reinvestment of distributions	—	25,436	—	250,716
Redeemed	(69,758)	(282,515)	(135,559)	(721,700)

Total capital share transactions	(62,701)	(211,241)	(78,848)	(195,294)

Net increase (decrease) from capital share transactions	(417,215)	(1,158,973)	(180,245)	33,233

Net increase (decrease) in net assets	(90,627)	(3,417,949)	882,904	(7,744,690)

Net Assets:
Beginning of period	3,953,525	7,371,474	7,313,049	15,057,739

End of period	$3,862,898	$3,953,525	$8,195,953	$7,313,049

Accumulated undistributed (distribution in excess of) net investment income	$50,919	$5,796	$(15,561)	$(63,147)

Shares:
Class IA
Sold	1,713	6,258	15,839	25,491
Issued on reinvestment of distributions	—	11,601	—	27,446
Redeemed	(28,298)	(69,104)	(20,969)	(46,572)

Total share activity	(26,585)	(51,245)	(5,130)	6,365

Class IB
Sold	506	2,395	2,213	6,314
Issued on reinvestment of distributions	—	1,697	—	6,168
Redeemed	(5,157)	(15,458)	(5,591)	(17,382)

Total share activity	(4,651)	(11,366)	(3,378)	(4,900)

The accompanying notes are an integral part of these financial statements.

   60

Hartford		Hartford		Hartford		Hartford
Dividend and Growth		International Opportunities		Money Market		Small Company
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended	June 30, 2009	Year Ended
(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

$50,467	$129,268	$16,537	$40,227	$860	$78,080	$(344)	$1,524

(481,631)	(264,886)	(164,448)	(443,960)	3	(13,032)	(187,902)	(297,169)

519,199	(2,110,000)	232,007	(574,964)	—	—	240,678	(377,603)

88,035	(2,245,618)	84,096	(978,697)	863	65,048	52,432	(673,248)

—	(108,479)	—	(33,867)	(848)	(65,065)	—	(1,145)
—	(20,732)	—	(5,334)	(12)	(11,060)	—	—

—	(102,838)	—	(67,380)	—	—	—	(3,860)
—	(24,561)	—	(13,034)	—	—	—	(935)

—	(256,610)	—	(119,615)	(860)	(76,125)	—	(5,940)

183,692	550,662	46,503	203,674	946,707	4,105,607	110,863	264,282
—	211,317	—	101,247	795	64,851	—	5,005
(300,728)	(946,202)	(103,436)	(365,227)	(1,651,711)	(1,958,058)	(62,750)	(216,867)

(117,036)	(184,223)	(56,933)	(60,306)	(704,209)	2,212,400	48,113	52,420

22,529	106,679	18,751	49,255	194,413	765,243	18,466	102,296
—	45,293	—	18,368	9	11,013	—	935
(84,847)	(403,920)	(26,001)	(117,772)	(286,711)	(453,017)	(28,508)	(109,193)

(62,318)	(251,948)	(7,250)	(50,149)	(92,289)	323,239	(10,042)	(5,962)

(179,354)	(436,171)	(64,183)	(110,455)	(796,498)	2,535,639	38,071	46,458

(91,319)	(2,938,399)	19,913	(1,208,767)	(796,495)	2,524,562	90,503	(632,730)

4,405,752	7,344,151	1,235,455	2,444,222	5,201,662	2,677,100	972,489	1,605,219

$4,314,433	$4,405,752	$1,255,368	$1,235,455	$4,405,167	$5,201,662	$1,062,992	$972,489

$57,324	$6,857	$17,828	$1,291	$1,955	$1,955	$(349)	$(5)

13,523	29,615	5,729	16,513	946,707	4,105,606	10,572	17,252
—	12,502	—	8,948	795	64,851	—	331
(22,952)	(51,011)	(13,379)	(30,701)	(1,651,711)	(1,958,057)	(6,127)	(14,953)

(9,429)	(8,894)	(7,650)	(5,240)	(704,209)	2,212,400	4,445	2,630

1,664	5,386	2,198	3,955	194,413	765,243	1,794	6,753
—	2,633	—	1,571	9	11,013	—	55
(6,428)	(21,227)	(3,318)	(9,716)	(286,711)	(453,017)	(2,824)	(7,310)

(4,764)	(13,208)	(1,120)	(4,190)	(92,289)	323,239	(1,030)	(502)

   61

Hartford Series Fund, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Stock		Total Return Bond
	HLS Fund		HLS Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	June 30, 2009	Year Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008
Operations:
Net investment income (loss)	$16,168	$45,411	$98,185	$238,177
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(515,243)	(704,495)	(156,213)	(191,862)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	719,640	(1,106,715)	328,451	(390,429)

Net increase (decrease) in net assets resulting from operations	220,565	(1,765,799)	270,423	(344,114)

Distributions to Shareholders:
From net investment income
Class IA	—	(55,854)	—	(229,728)
Class IB	—	(7,717)	—	(52,707)
From net realized gain on investments
Class IA	—	(17,986)	—	—
Class IB	—	(2,943)	—	—

Total distributions	—	(84,500)	—	(282,435)

Capital Share Transactions:
Class IA
Sold	25,166	99,200	374,273	770,573
Issued on reinvestment of distributions	—	73,840	—	229,728
Redeemed	(189,769)	(679,323)	(348,303)	(790,149)

Total capital share transactions	(164,603)	(506,283)	25,970	210,152

Class IB
Sold	9,336	38,771	62,741	148,834
Issued on reinvestment of distributions	—	10,660	—	52,707
Redeemed	(35,620)	(156,074)	(106,387)	(371,685)

Total capital share transactions	(26,284)	(106,643)	(43,646)	(170,144)

Net increase (decrease) from capital share transactions	(190,887)	(612,926)	(17,676)	40,008

Net increase (decrease) in net assets	29,678	(2,463,225)	252,747	(586,541)

Net Assets:
Beginning of period	2,098,658	4,561,883	3,908,499	4,495,040

End of period	$2,128,336	$2,098,658	$4,161,246	$3,908,499

Accumulated undistributed (distribution in excess of) net investment income	$19,572	$3,404	$83,180	$(15,005)

Shares:
Class IA
Sold	988	2,511	38,289	71,178
Issued on reinvestment of distributions	—	2,504	—	24,309
Redeemed	(7,643)	(17,972)	(35,819)	(73,845)

Total share activity	(6,655)	(12,957)	2,470	21,642

Class IB
Sold	357	979	6,450	13,597
Issued on reinvestment of distributions	—	356	—	5,593
Redeemed	(1,425)	(4,089)	(11,017)	(34,668)

Total share activity	(1,068)	(2,754)	(4,567)	(15,478)

The accompanying notes are an integral part of these financial statements.

   62

Hartford Series Fund, Inc.

Notes to Financial Statements
June 30, 2009 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, eight portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, exchange traded funds (ETF’s)) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the

   63

Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of June 30, 2009.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2009.

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g)	Forward Foreign Currency Contracts — At June 30, 2009, certain Funds, as shown in the Schedule of Investments, entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

h)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities, as of June 30, 2009.

i)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Reclassification of Capital Accounts within the Federal Income Tax section of the Notes to Financial Statements).

j)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of June 30, 2009.

k)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. Certain Funds, as shown in the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2009.

l)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

m)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

n)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater

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Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

o)	Credit Default Swaps — The Funds are subject to credit risk in the normal course of pursuing their investment objectives. Certain Funds may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy.

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Certain Funds, as shown in the Schedule of Investments, had outstanding credit default swaps as of June 30, 2009.

p)	Interest Rate Swaps — The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, certain Funds may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If a interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of June 30, 2009, there were no outstanding interest rate swap agreements.

q)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

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•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”), provides additional guidance on determining whether a market for a financial asset is not active and a transaction is not distressed when measuring fair value under FAS 157. The FSP FAS 157-4 also requires additional disclosure detail on debt and equity securities by major investment categories. Implementation of this standard did not have an impact on the valuation of the Funds’ investments. The additional disclosures required of this standard are included in the valuation hierarchy levels summary found following the Schedule of Investments.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. Implementation of this standard did not impact valuation.

Fair value of Derivative Instruments as of June 30, 2009:

Hartford Capital Appreciation HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$55	Unrealized depreciation on forward foreign currency contracts	$2

Hartford International Opportunities HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$21	Unrealized depreciation on forward foreign currency contracts	$46

Hartford Money Market HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Other contracts	Investment in securities, at value (Capital Support Agreement), market value	$—

Hartford Small Company HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location

Equity contracts		Summary of Net Assets — Unrealized depreciation	$156

Hartford Stock HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3

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Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Total Return Bond HLS Fund
	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Market Value	Statement of Assets and Liabilities Location	Market Value

Interest rate contracts	Summary of Net Assets — Unrealized appreciation	$1,136	Summary of Net Assets — Unrealized depreciation	$3,184
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	548	Unrealized depreciation on forward foreign currency contracts	1,078
Credit contracts			Unrealized depreciation on swap contracts	2,249

With the exception of the following Fund and specifically the derivatives so noted, the volume of the derivatives that are presented above in Derivative Instruments tables are consistent with derivative activity during the six-month period ended June 30, 2009:

	Ratio of Forward Currency Contract	Monthly Six-Month Average
	Market Value to Net Assets	of Ratio of Forward Currency Contracts
	as of June 30, 2009	Market Value to Net Assets

Hartford Total Return Bond HLS Fund	12.38%	21.35%

Realized Gain/Loss and change in Unrealized Appreciation (Depreciation) on Derivative Investments for the six-month period ended June 30, 2009:

Hartford Advisers HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(573)	$—	$—	$(573)
Foreign exchange contracts	—	—	—	355	—	355

Total	$—	$—	$(573)	$355	$—	$(218)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)

Total	$—	$—	$—	$(25)	$—	$(25)

Hartford Capital Appreciation HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$83	$—	$83

Total	$—	$—	$—	$83	$—	$83

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(78)	$—	$(78)

Total	$—	$—	$—	$(78)	$—	$(78)

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Hartford International Opportunities HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(1,292)	$—	$(1,292)

Total	$—	$—	$—	$(1,292)	$—	$(1,292)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(11)	$—	$(11)

Total	$—	$—	$—	$(11)	$—	$(11)

Hartford Small Company HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(75)	$—	$(75)
Equity contracts	—	—	3,684	—	—	3,684

Total	$—	$—	$3,684	$(75)	$—	$3,609

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(581)	—	—	(581)

Total	$—	$—	$(581)	$(8)	$—	$(589)

Hartford Stock HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$278	$—	$278

Total	$—	$—	$—	$278	$—	$278

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(22)	$—	$(22)

Total	$—	$—	$—	$(22)	$—	$(22)

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Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Hartford Total Return Bond HLS Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$346	$702	$—	$—	$1,048
Foreign exchange contracts	—	—	—	5,670	—	5,670
Credit contracts	—	—	—	—	(628)	(628)

Total	$—	$346	$702	$5,670	$(628)	$6,090

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
		Purchased		Forward Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total

Interest rate contracts	$—	$—	$(2,871)	$—	$—	$(2,871)
Foreign exchange contracts	—	—	—	1,850	—	1,850
Credit contracts	—	—	—	—	(749)	(749)

Total	$—	$—	$(2,871)	$1,850	$(749)	$(1,770)

t)	Financial Accounting Standards Board Financial Accounting Standards No. 165 — In May 2009, the FASB released Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. Management has evaluated subsequent events through August 17, 2009.

u)	Indemnifications: Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded, through a clearing house. The clearing house requires sufficient collateral to cover margins. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Funds had no transactions involving written options contracts for the six-month period ended June 30, 2009.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their

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shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term			Long-Term
	Ordinary	Capital	Tax return	Ordinary	Capital	Tax return
	Income	Gains (a)	of capital	Income	Gains (a)	of capital

Hartford Advisers HLS Fund	$165,176	$30,856	$—	$685,113	$286,923	$—
Hartford Capital Appreciation HLS Fund	484,893	871,324	—	706,183	1,741,718	—
Hartford Dividend and Growth HLS Fund	148,624	107,986	—	162,791	530,149	—
Hartford International Opportunities HLS Fund	97,735	21,880	—	218,997	244,053	—
Hartford Money Market HLS Fund	76,078	—	—	108,593	—	—
Hartford Small Company HLS Fund	1,146	4,794	—	152,417	88,145	—
Hartford Stock HLS Fund	78,096	6,404	—	460,819	261,474	—
Hartford Total Return Bond HLS Fund	282,435	—	—	230,998	—	—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)

Hartford Advisers HLS Fund	$5,821	$—	$(716,620)	$(1,431,790)	$(2,142,589)
Hartford Capital Appreciation HLS Fund	—	—	(1,588,323)	(3,363,138)	(4,951,461)
Hartford Dividend and Growth HLS Fund	6,857	—	(252,046)	(757,455)	(1,002,644)
Hartford International Opportunities HLS Fund	1,284	—	(395,755)	(264,190)	(658,661)
Hartford Money Market HLS Fund	2,002	—	(13,032)	—	(11,030)
Hartford Small Company HLS Fund	—	—	(282,842)	(235,277)	(518,119)
Hartford Stock HLS Fund	3,429	—	(676,353)	(1,111,932)	(1,784,856)
Hartford Total Return Bond HLS Fund	—	—	(252,880)	(447,527)	(700,407)

*	Certain Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts — In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Advisers HLS Fund	$16,968	$(16,968)	$ —
Hartford Capital Appreciation HLS Fund	(10,949)	10,948	1
Hartford Dividend and Growth HLS Fund	(111)	111	—
Hartford International Opportunities HLS Fund	1,538	(1,488)	(50)
Hartford Small Company HLS Fund	(223)	189	34
Hartford Stock HLS Fund	15,978	(15,979)	1
Hartford Total Return Bond HLS Fund	16,999	(17,007)	8

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Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Advisers HLS Fund	$—	$—	$—	$—	$—	$—	$—	$455,474	$455,474
Hartford Capital Appreciation HLS Fund	—	—	—	—	—	—	—	735,471	735,471
Hartford Dividend and Growth HLS Fund	—	—	—	—	—	—	—	39,088	39,088
Hartford International Opportunities HLS Fund	3,630	1,046	—	—	—	—	—	209,068	213,744
Hartford Money Market HLS Fund	—	—	—	—	—	—	—	13,032	13,032
Hartford Small Company HLS Fund	—	—	—	—	—	—	—	156,735	156,735
Hartford Stock HLS Fund	—	—	—	—	—	—	—	431,980	431,980
Hartford Total Return Bond HLS Fund	—	—	—	—	—	22,202	—	141,751	163,953

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Advisers HLS Fund	$—	$261,146
Hartford Capital Appreciation HLS Fund	63,136	789,716
Hartford Dividend and Growth HLS Fund	—	212,958
Hartford International Opportunities HLS Fund	—	182,011
Hartford Small Company HLS Fund	—	126,107
Hartford Stock HLS Fund	—	244,373
Hartford Total Return Bond HLS Fund	17,384	71,543

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford International Opportunities HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

f)	Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions.

5.	Expenses:

a)	Investment Management Agreements — HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. and the Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Total Return Bond HLS Fund in accordance with each Fund’s investment objectives and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Funds, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the six-month period ended June 30, 2009; the rates are accrued daily and paid monthly.

Hartford Capital Appreciation HLS Fund,
Hartford Dividend and Growth HLS Fund and
Hartford International Opportunities HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Small Company HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

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Hartford Advisers HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford Stock HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Fee

On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC are as follows:

Hartford Capital Appreciation HLS Fund and
Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund and
Hartford International Opportunities HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Small Company HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Money Market HLS Fund and
Hartford Stock HLS Fund
Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2009, a portion of the Funds’ Chief Compliance Officer’s salary was paid by the Funds in the amount of $63. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $11 for providing such services. The fees are accrued daily and paid monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2009, these amounts are included in the Statements of Operations.

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Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the
	Six-Month		For the		For the		For the		For the		For the
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.65%	0.90%	0.63%	0.88%	0.63%	0.88%	0.62%	0.87%	0.64%	0.89%	0.66%	0.91%
Hartford Capital Appreciation HLS Fund	0.68	0.93	0.66	0.91	0.67	0.92	0.66	0.91	0.67	0.92	0.67	0.92
Hartford Dividend and Growth HLS Fund	0.69	0.94	0.66	0.91	0.67	0.92	0.66	0.91	0.66	0.91	0.67	0.92
Hartford International Opportunities HLS Fund	0.76	1.01	0.71	0.96	0.70	0.95	0.73	0.98	0.74	0.99	0.74	0.99
Hartford Money Market HLS Fund	0.41	0.44	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73
Hartford Small Company HLS Fund	0.75	1.00	0.71	0.96	0.70	0.95	0.70	0.95	0.71	0.96	0.70	0.95
Hartford Stock HLS Fund	0.51	0.76	0.48	0.73	0.48	0.73	0.47	0.72	0.48	0.73	0.48	0.73
Hartford Total Return Bond HLS Fund	0.50	0.75	0.49	0.74	0.49	0.74	0.49	0.74	0.50	0.75	0.50	0.75

g)	Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on August 5, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB through February 28, 2010. This will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

For the six-month period ended June 30, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s earnings from falling below the level of its expenses.

h)	Payment from Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford ’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed for incorrect IPO allocations to the Fund.

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The total return in the financial highlights includes the impact of the payment from affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005, would have been as follows:

	Impact from Payment		Impact from Payment		Total Return
	from Affiliate for		from Affiliate for		Excluding
	Trading		Incorrect IPO		Payments from
	Reimbursements for		Allocations for the		Affiliate for the
	the Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Small Company HLS Fund	0.16%	0.16%	0.03%	0.03%	14.01%	13.73%

					Total Return
	Impact from Payment		Impact from Payment		Excluding
	from Affiliate for		from Affiliate for		Payments from
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54

Total Return
	Impact from Payment		Excluding
	from Affiliate for		Payments from
	Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Small Company HLS Fund	0.10%	0.10%	20.91%	20.61%

6.	Investment Transactions:

For the six-month period ended June 30, 2009, the costs of purchases and sales of securities for the Hartford Money Market HLS Fund were $21,762,699 and $22,556,945, respectively. For the six-month period ended June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Hartford Advisers HLS Fund	$1,244,043	$1,827,112	$207,984	$112,144
Hartford Capital Appreciation HLS Fund	4,608,671	4,745,775	—	—
Hartford Dividend and Growth HLS Fund	754,081	866,707	—	—
Hartford International Opportunities HLS Fund	998,169	1,023,655	—	—
Hartford Small Company HLS Fund	1,045,608	997,942	—	—
Hartford Stock HLS Fund	877,695	1,048,731	—	—
Hartford Total Return Bond HLS Fund	2,170,302	2,360,851	1,782,934	1,442,807

8.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2009, the Funds did not have any borrowings under this facility.

9.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

   75

Hartford Series Fund, Inc.

Notes to Financial Statements — (continued)
June 30, 2009 (Unaudited)
(000’s Omitted)

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of the guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009 and again on March 31, 2009 extended the Program until September 19, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the program will continue to be borne by the Fund.

10.	Money Market HLS Fund Support Agreement:

The Money Market HLS Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of June 30, 2009 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA entered into an amendment that permitted the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualified as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment required that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund. As of June 30, 2009, the actual escrow balance is $1,585.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the six-month period ended June 30, 2009, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of June 30, 2009, the fair value of the CSA was zero, as noted in the Schedule of Investments.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

   76

Hartford Series Fund, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford Advisers HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	$13.69	$0.18	$—	$1.13	$1.31	$—	$—	$—	$—	$1.31	$15.00	9.60	%(e)	$3,332,565	0.66	%(f)	0.66	%(f)	2.49	%(f)	40%
Class IB	13.85	0.16	—	1.15	1.31	—	—	—	—	1.31	15.16	9.46	(e)	530,333	0.91	(f)	0.91	(f)	2.24	(f)	—
For the Year Ended December 31, 2008
Class IA	20.97	0.50	—	(7.09)	(6.59)	(0.58)	(0.11)	—	(0.69)	(7.28)	13.69	(31.64)		3,404,626	0.63		0.63		2.43		76
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)		548,899	0.88		0.88		2.18		—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64		6,291,220	0.63		0.63		2.13		47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37		1,080,254	0.88		0.88		1.88		—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70	(g)	7,207,926	0.64		0.64		2.24		87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43	(g)	1,252,293	0.89		0.89		1.99		—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24		8,157,354	0.66		0.65		1.96		89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97		1,366,216	0.91		0.90		1.72		—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74		9,699,374	0.67		0.67		2.16		36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48		1,462,319	0.92		0.92		1.91		—
Hartford Capital Appreciation HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	25.34	0.17	—	3.76	3.93	—	—	—	—	3.93	29.27	15.49	(e)	6,800,106	0.68	(f)	0.68	(f)	1.37	(f)	65
Class IB	25.14	0.13	—	3.73	3.86	—	—	—	—	3.86	29.00	15.35	(e)	1,395,847	0.93	(f)	0.93	(f)	1.12	(f)	—
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)		6,017,984	0.67		0.67		1.12		131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)		1,295,065	0.92		0.92		0.87		—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83		12,123,834	0.67		0.67		0.68		101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53		2,933,905	0.92		0.92		0.42		—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61	(g)	11,746,831	0.67		0.67		0.82		73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32	(g)	2,810,587	0.92		0.92		0.57		—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55		11,317,561	0.70		0.70		0.78		97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26		2,793,612	0.95		0.95		0.53		—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36		10,751,945	0.70		0.70		0.77		89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07		2,505,798	0.95		0.95		0.52		—
Hartford Dividend and Growth HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	14.37	0.18	—	0.21	0.39	—	—	—	—	0.39	14.76	2.70	(e)	3,587,572	0.69	(f)	0.69	(f)	2.56	(f)	19
Class IB	14.34	0.16	—	0.21	0.37	—	—	—	—	0.37	14.71	2.57	(e)	726,861	0.94	(f)	0.94	(f)	2.31	(f)	—
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)	(0.41)	—	(0.85)	(7.98)	14.37	(32.43)		3,628,793	0.67		0.67		2.20		41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34	(32.60)		776,959	0.92		0.92		1.95		—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26		5,842,788	0.67		0.67		1.70		27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98		1,501,363	0.92		0.92		1.45		—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36	(g)	5,671,552	0.67		0.67		1.77		27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06	(g)	1,603,952	0.92		0.92		1.52		—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96		4,978,773	0.67		0.67		1.70		26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92		0.92		1.45		—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42		4,719,663	0.68		0.68		1.73		27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14		1,393,412	0.93		0.93		1.48		—
Hartford International Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	8.40	0.12	—	0.56	0.68	—	—	—	—	0.68	9.08	7.88	(e)	1,061,384	0.76	(f)	0.76	(f)	2.99	(f)	91
Class IB	8.51	0.11	—	0.56	0.67	—	—	—	—	0.67	9.18	7.75	(e)	193,984	1.01	(f)	1.01	(f)	2.74	(f)	—

   77

Hartford Series Fund, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before		After		Average Net		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)		Waivers (c)		Assets		Rate (d)
Hartford International Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2008
Class IA	$15.62	$0.28	$—	$(6.68)	$(6.40)	$(0.28)	$(0.54)	$—	$(0.82)	$(7.22)	$8.40	(42.25)%		$1,046,234	0.71%		0.71%		2.21%		158%
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)		189,221	0.96		0.96		1.96		—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43		2,027,078	0.71		0.71		1.13		135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96		0.96		0.89		—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(g)	1,596,055	0.75		0.75		1.47		119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(g)	382,371	1.00		1.00		1.24		—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78		0.78		1.22		120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03		1.03		0.97		—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08		1,054,884	0.80		0.80		1.13		142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79		247,752	1.05		1.05		0.88		—
Hartford Money Market HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.02	(e)	3,723,023	0.48	(f)	0.41	(f)	0.04	(f)	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	—	(e)	682,144	0.56	(f)	0.44	(f)	0.00	(f)	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47		0.42		2.01		N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72		0.67		1.80		—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47		0.42		4.83		N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72		0.67		4.58		—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48		0.48		4.63		N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73		0.73		4.38		—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49		0.49		2.79		N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75		0.75		2.54		—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48		0.48		0.93		N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73		0.73		0.68		—
Hartford Small Company HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	11.01	—	—	0.57	0.57	—	—	—	—	0.57	11.58	5.23	(e)	886,019	0.76	(f)	0.76	(f)	(0.03	)(f)	108
Class IB	10.76	(0.01)	—	0.56	0.55	—	—	—	—	0.55	11.31	5.13	(e)	176,973	1.01	(f)	1.01	(f)	(0.28	)(f)	—
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)		793,078	0.71		0.71		0.16		194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)		179,411	0.96		0.96		(0.09)		—
For the Year Ended December 31, 2007(h)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(g)	1,292,444	0.70		0.70		(0.02)		167 (i)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(g)	312,775	0.95		0.95		(0.27)		—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(g)	1,138,830	0.73		0.73		0.21		177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(g)	304,757	0.98		0.98		(0.03)		—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(g)	1,017,271	0.75		0.75		(0.08)		106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(g)	220,310	1.00		1.00		(0.34)		—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18		904,912	0.75		0.75		(0.41)		141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90		230,452	1.00		1.00		(0.66)		—
Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	25.86	0.23	—	2.90	3.13	—	—	—	—	3.13	28.99	12.10	(e)	1,837,012	0.51	(f)	0.51	(f)	1.68	(f)	45
Class IB	25.84	0.20	—	2.89	3.09	—	—	—	—	3.09	28.93	11.96	(e)	291,324	0.76	(f)	0.76	(f)	1.43	(f)	—
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)		1,810,864	0.49		0.49		1.38		89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)		287,794	0.74		0.74		1.13		—

   78

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Ratio of Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		at End of	Before	After	Average Net	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		Period	Waivers (c)	Waivers (c)	Assets	Rate (d)
Hartford Stock HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$52.57	$0.60	$—	$2.43	$3.03	$(0.57)	$(7.92)	$—	$(8.49)	$(5.46)	$47.11	5.90%		$3,909,045	0.49%	0.49%	1.01%	96%
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64		652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65	(g)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37	(g)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62		4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35		770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17		5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91		718,293	0.74	0.74	1.36	—
Hartford Total Return Bond HLS Fund
For the Six-Month Period Ended June 30, 2009 (Unaudited)
Class IA	9.54	0.24	—	0.43	0.67	—	—	—	—	0.67	10.21	7.03	(e)	3,415,942	0.50 (f)	0.50 (f)	5.05 (f)	94
Class IB	9.50	0.23	—	0.43	0.66	—	—	—	—	0.66	10.16	6.90	(e)	745,304	0.75 (f)	0.75 (f)	4.80 (f)	—
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)		3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)		740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(i)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67		3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41		1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(i)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80	(g)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54	(g)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45		2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19		1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62		2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36		991,065	0.75	0.75	3.47	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Not annualized.
(f)	Annualized.
(g)	Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.
(h)	Per share amounts have been calculated using the average shares method.
(i)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

   79

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 100 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by the Fund can be found in the Statement of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

   80

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford Financial Services Group, Inc. from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. (“HL, Inc.”) from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc., as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2008). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”).

* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 — 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company, (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC (“HIFSCO”) and HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and as Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life where he serves as Director of mutual fund product management for The Hartford’s mutual funds and 529 college savings businesses. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

   81

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   82

Hartford Series Fund, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2008 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	December 31, 2008	Account	Account	December 31, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	December 31, 2008	June 30, 2009	June 30, 2009	December 31, 2008	June 30, 2009	June 30, 2009	ratio	1/2 year	full year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$1,095.99	$3.43	$1,000.00	$1021.52	$3.30	0.66%	181	365
Class IB	$1,000.00	$1,094.63	$4.72	$1,000.00	$1020.28	$4.55	0.91%	181	365
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,153.75	$3.62	$1,000.00	$1020.40	$3.40	0.68%	181	365
Class IB	$1,000.00	$1,153.45	$4.96	$1,000.00	$1020.18	$4.65	0.93%	181	365
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$1,026.98	$3.46	$1,000.00	$1021.37	$3.45	0.69%	181	365
Class IB	$1,000.00	$1,025.69	$4.72	$1,000.00	$1020.13	$4.70	0.94%	181	365
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,078.84	$3.91	$1,000.00	$1021.02	$3.80	0.76%	181	365
Class IB	$1,000.00	$1,077.49	$5.20	$1,000.00	$1019.78	$5.05	1.01%	181	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.20	$2.03	$1,000.00	$1022.76	$2.05	0.41%	181	365
Class IB	$1,000.00	$1,000.00	$2.18	$1,000.00	$1022.61	$2.20	0.44%	181	365
Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,052.27	$3.86	$1,000.00	$1021.02	$3.80	0.76%	181	365
Class IB	$1,000.00	$1,052.39	$5.14	$1,000.00	$1020.80	$5.06	1.01%	181	365
Hartford Stock HLS Fund
Class IA	$1,000.00	$1,119.86	$2.67	$1,000.00	$1021.24	$2.55	0.51%	181	365
Class IB	$1,000.00	$1,119.61	$3.99	$1,000.00	$1021.02	$3.80	0.76%	181	365
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,070.32	$2.56	$1,000.00	$1022.31	$2.50	0.50%	181	365
Class IB	$1,000.00	$1,069.00	$3.84	$1,000.00	$1021.07	$3.75	0.75%	181	365

   83

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
11	(a)	(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

	(b)		Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.
Date: August 17, 2009	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 17, 2009	By:	/s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Date: August 17, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)	(2)	Certifications

			(i) Section 302 certification of principal executive officer

			(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)		Section 906 certification of principal executive officer and principal financial officer